                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end: July 31, 2010

Date of reporting period: July 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

(INSERT ANNUAL REPORT HERE)

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                                    (GRAPHIC)

Annual Report

July 31, 2010

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

-    WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

-    WELLS FARGO ADVANTAGE CLASSIC VALUE FUND

-    WELLS FARGO ADVANTAGE CORE EQUITY FUND

-    WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND

-    WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

-    WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM)

-    WELLS FARGO ADVANTAGE GROWTH FUND

-    WELLS FARGO ADVANTAGE INTRINSIC VALUE FUND

-    WELLS FARGO ADVANTAGE LARGE CAP CORE FUND

-    WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

-    WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

-    WELLS FARGO ADVANTAGE OMEGA GROWTH FUND

-    WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND

-    WELLS FARGO ADVANTAGE STRATEGIC LARGE CAP GROWTH FUND

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Wells Fargo Advantage Capital Growth Fund ................................     6
Wells Fargo Advantage Classic Value Fund .................................    12
Wells Fargo Advantage Core Equity Fund ...................................    16
Wells Fargo Advantage Disciplined U.S. Core Fund .........................    22
Wells Fargo Advantage Disciplined Value Fund .............................    28
Wells Fargo Advantage Endeavor Select Fund ...............................    32
Wells Fargo Advantage Growth Fund ........................................    38
Wells Fargo Advantage Intrinsic Value Fund ...............................    42
Wells Fargo Advantage Large Cap Core Fund ................................    48
Wells Fargo Advantage Large Cap Growth Fund ..............................    52
Wells Fargo Advantage Large Company Value Fund ...........................    56
Wells Fargo Advantage Omega Growth Fund ..................................    62
Wells Fargo Advantage Premier Large Company Growth Fund ..................    68
Wells Fargo Advantage Strategic Large Cap Growth Fund ....................    72
FUND EXPENSES ............................................................    76
PORTFOLIO OF INVESTMENTS
Wells Fargo Advantage Capital Growth Fund ................................    82
Wells Fargo Advantage Classic Value Fund .................................    86
Wells Fargo Advantage Core Equity Fund ...................................    90
Wells Fargo Advantage Disciplined U.S. Core Fund .........................    94
Wells Fargo Advantage Disciplined Value Fund .............................   101
Wells Fargo Advantage Endeavor Select Fund ...............................   108
Wells Fargo Advantage Growth Fund ........................................   111
Wells Fargo Advantage Intrinsic Value Fund ...............................   116
Wells Fargo Advantage Large Cap Core Fund ................................   119
Wells Fargo Advantage Large Cap Growth Fund ..............................   123
Wells Fargo Advantage Large Company Value Fund ...........................   128
Wells Fargo Advantage Omega Growth Fund ..................................   133
Wells Fargo Advantage Premier Large Company Growth Fund ..................   137
Wells Fargo Advantage Strategic Large Cap Growth Fund ....................   142
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................   146
Statements of Operations .................................................   150
Statements of Changes in Net Assets ......................................   154
Financial Highlights .....................................................   176
NOTES TO FINANCIAL STATEMENTS ............................................   191
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   209
OTHER INFORMATION ........................................................   210
LIST OF ABBREVIATIONS ....................................................   222

The views expressed are as of July 31, 2010, and are those of the Portfolio managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1932 KEYSTONE CREATES ONE OF THE FIRST MUTUAL FUND FAMILIES.

1971 WELLS FARGO & COMPANY INTRODUCES ONE OF THE FIRST INSTITUTIONAL INDEX
     FUNDS.

1978 WELLS FARGO APPLIES MARKOWITZ AND SHARPE'S RESEARCH ON MODERN PORTFOLIO
     THEORY TO INTRODUCE ONE OF THE INDUSTRY'S FIRST TACTICAL ASSET ALLOCATION
     (TAA) MODELS IN INSTITUTIONAL SEPARATELY MANAGED ACCOUNTS.

1984 WELLS FARGO STAGECOACH FUNDS LAUNCHES ITS FIRST ASSET ALLOCATION FUND.

1989 THE TACTICAL ASSET ALLOCATION (TAA) MODEL IS FIRST APPLIED TO WELLS FARGO'S
     ASSET ALLOCATION MUTUAL FUNDS.

1994 WELLS FARGO INTRODUCES THE LIFEPATH FUNDS, ONE OF THE FIRST SUITES OF
     TARGET DATE FUNDS (NOW THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM)).

1996 EVERGREEN INVESTMENTS AND KEYSTONE FUNDS MERGE.

1997 WELLS FARGO LAUNCHES WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM), A
     FUND-OF-FUNDS SUITE OF PRODUCTS THAT INCLUDES THE USE OF QUANTITATIVE MODELS TO SHIFT ASSETS AMONG INVESTMENT STYLES.

1999 NORWEST ADVANTAGE FUNDS AND STAGECOACH FUNDS ARE REORGANIZED INTO WELLS
     FARGO FUNDS AFTER THE MERGER OF NORWEST AND WELLS FARGO.

2002 EVERGREEN RETAIL AND EVERGREEN INSTITUTIONAL COMPANIES FORM THE UMBRELLA
     ASSET MANAGEMENT COMPANY, EVERGREEN INVESTMENTS.

2005 THE INTEGRATION OF STRONG FUNDS WITH WELLS FARGO FUNDS CREATES WELLS FARGO
     ADVANTAGE FUNDS, RESULTING IN ONE OF THE TOP 20 MUTUAL FUND COMPANIES IN THE UNITED STATES.

2006 WELLS FARGO ADVANTAGE FUNDS RELAUNCHES THE TARGET DATE PRODUCT LINE AS
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS.

2010 THE MERGERS AND REORGANIZATIONS OF EVERGREEN AND WELLS FARGO ADVANTAGE
     MUTUAL FUNDS ARE COMPLETED, UNIFYING THE FAMILIES UNDER THE BRAND OF WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS(R). Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 120 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $230 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JULY 31, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS

Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS

100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)

VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                  2 Wells Fargo Advantage Large Cap Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)
KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

ECONOMIC GROWTH WAS SOLID THROUGHOUT THE PERIOD, AS THE ECONOMY BEGAN TO RECOVER FROM THE DEEPEST RECESSION SINCE THE 1930S.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS for the 12-month period that ended July 31, 2010. Signs of economic improvement moderated during the period, and the financial markets experienced their first significant correction since the powerful rally began in March 2009. Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing out on potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was solid throughout the period, as the economy began to recover from the deepest recession since the 1930s. Gross Domestic Product (GDP) became positive in the third quarter of 2009, after contracting for four consecutive quarters--something not seen in at least 60 years. GDP growth was 3.7% and 2.4% in the first and second quarters of 2010, respectively. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009; however, questions remained over the sustainability of the recovery, and by the end of the period, the National Bureau of Economic Research had not officially declared an end to the recession.

THE UNEMPLOYMENT RATE EDGED DOWN BUT REMAINED ELEVATED.

Employment data turned positive during the period. The unemployment rate peaked at 10.1% in October 2009--its highest level in more than 25 years--and edged down to 9.5% in June 2010. U.S. employers added 313,000 workers in April and 433,000 workers in May. Payroll employment declined in June, but that was the result of a decline in the number of temporary government employees working on Census 2010. Private-sector payrolls increased by 83,000 workers in June, and for the first half of 2010, they increased by 593,000. Still, more than 8 million jobs were lost during the recession, and by the end of the period, the number of long-term unemployed--those out of work for 27 weeks or longer--remained elevated at 6.8 million.

Other economic data were mixed during the period, raising some concerns about the potential sustainability of the recovery. Retail sales were strong through April 2010 but then declined in May and June. Consumer confidence weakened in the final months of the period as consumers remained concerned about income and job prospects, although much of the weakness came from areas affected by the oil spill in the Gulf of Mexico. New and existing home sales also weakened in the final months of the period as the government tax credit ended, renewing concerns about the ongoing fragility of the housing market. On the positive side, industrial production continued to see gains, inflation remained subdued, and interest rates remained at historically low levels.

                  Wells Fargo Advantage Large Cap Stock Funds 3


Letter to Shareholders

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period, which indicates that the trillions of dollars of government stimulus added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%--which it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. After concluding its purchases of longer-term Treasuries in October 2009, it also ended its program to invest in mortgage-backed securities in March 2010.

The FOMC's final statement during the period noted a continuation of the economic recovery and gradual improvement in the labor market. It also cited increases in both household and business spending. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

FINANCIAL MARKETS SAW A SHIFT IN SENTIMENT AS VOLATILITY SPIKED.

The equity markets saw a significant shift in sentiment during the period. The strong rally that began in March 2009 continued through April 2010, but growing concerns about the strength of global economic growth resulted in a rapid correction in May and June. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined during the early months of the period to the lows of early 2008 but then spiked in May to levels last seen in early 2009. Although volatility moderated in June and July, the VIX remained elevated through the end of the period.

Despite the macroeconomic concerns, strong corporate earnings helped support the equity markets through the end of the first-quarter reporting season in April 2010. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts' estimates for the first quarter of 2010. For the nine-month period through April 2010, the S&P 500 Index gained 20.1%, the NASDAQ Composite Index gained 24.3%, and the Dow Jones Industrial Average gained 20.0%.

As the earnings season ended, however, investor focus shifted from improving corporate fundamentals to macroeconomic concerns about sovereign debt, slowing economic growth in China, and fear of a potential double-dip U.S. recession. Those concerns led to a significant correction in the equity markets during May and June 2010. During that two-month period, the S&P 500 Index declined 13.1%, the NASDAQ Composite Index declined 14.3%, and the Dow Jones Industrial Average declined 11.2%.

In July, investor focus returned to fundamentals as companies began to report second-quarter earnings. With more than 60% of companies in the S&P 500 Index reporting by the end of July, more than three-quarters had again exceeded analysts' estimates. That fundamental strength provided renewed support for the equity markets, with each of the three indices gaining approximately 7% for the month.

THE STRONG RALLY THAT BEGAN IN MARCH 2009 CONTINUED THROUGH APRIL 2010, BUT GROWING CONCERNS ABOUT THE STRENGTH OF GLOBAL ECONOMIC GROWTH RESULTED IN A RAPID CORRECTION IN MAY AND JUNE.

                  4 Wells Fargo Advantage Large Cap Stock Funds


                                                          Letter to Shareholders

For the full 12-month period, the S&P 500 Index advanced 13.8%, the NASDAQ Composite Index advanced 13.9%, and the Dow Jones Industrial Average advanced 14.1%. During the period, the Russell Midcap(R) Index advanced 23.3%, the Russell 2000(R) Index of small cap stocks advanced 18.2%, and the Russell 1000(R) Index of large cap stocks advanced 14.5%. Among investment styles, value outperformed growth across the capitalization spectrum.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The period saw renewed volatility and a correction in the equity markets. We believe, however, that the significant rebound that began in March 2009 underscores the importance of maintaining a focus on long-term investment goals through periods of volatility, so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                  6 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael Harris, CFA
Thomas J. Pence, CFA

FUND INCEPTION

November 3, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                  1-Year
                                  ------
Investor Class                    10.35%
Russell 1000(R) Growth Index(1)   13.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.28% AND 1.43%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE CONTRACTUAL EXPENSE RATIO AT 1.27% FOR INVESTOR CLASS SHARES, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                               (PERFORMANCE GRAPH)

                           Wells Fargo
             Wells Fargo    Advantage
              Advantage      Capital
               Capital     Growth Fund   Russell 1000
             Growth Fund   - Investor       Growth
              - Class A       Class          Index
             -----------   -----------   ------------
 7/31/2000       9,423        10,000        10,000
 8/31/2000      10,652        11,304        10,905
 9/30/2000      10,350        10,983         9,874
10/31/2000       9,745        10,341         9,407
11/30/2000       8,523         9,045         8,020
12/31/2000       9,228         9,792         7,766
 1/31/2001       9,567        10,152         8,303
 2/28/2001       8,765         9,302         6,893
 3/31/2001       8,373         8,885         6,143
 4/30/2001       8,987         9,536         6,920
 5/31/2001       8,968         9,517         6,818
 6/30/2001       8,542         9,065         6,660
 7/31/2001       8,405         8,919         6,494
 8/31/2001       8,168         8,668         5,963
 9/30/2001       7,637         8,104         5,367
10/31/2001       7,881         8,363         5,649
11/30/2001       8,214         8,716         6,192
12/31/2001       8,400         8,913         6,180
 1/31/2002       8,217         8,719         6,071
 2/28/2002       8,122         8,619         5,819
 3/31/2002       8,427         8,942         6,020
 4/30/2002       8,268         8,774         5,529
 5/31/2002       7,919         8,403         5,395
 6/30/2002       7,316         7,763         4,896
 7/31/2002       7,060         7,492         4,627
 8/31/2002       7,099         7,533         4,641
 9/30/2002       6,591         6,995         4,159
10/31/2002       7,106         7,540         4,541
11/30/2002       7,363         7,813         4,788
12/31/2002       6,880         7,301         4,457
 1/31/2003       6,706         7,116         4,349
 2/28/2003       6,628         7,034         4,329
 3/31/2003       6,807         7,224         4,409
 4/30/2003       7,324         7,772         4,735
 5/31/2003       7,640         8,108         4,972
 6/30/2003       7,724         8,197         5,040
 7/31/2003       7,931         8,416         5,166
 8/31/2003       8,054         8,546         5,294
 9/30/2003       7,918         8,403         5,237
10/31/2003       8,370         8,882         5,532
11/30/2003       8,428         8,944         5,589
12/31/2003       8,629         9,156         5,783
 1/31/2004       8,842         9,383         5,901
 2/29/2004       8,945         9,492         5,938
 3/31/2004       8,880         9,424         5,828
 4/30/2004       8,822         9,362         5,760
 5/31/2004       9,100         9,657         5,868
 6/30/2004       9,249         9,814         5,941
 7/31/2004       8,829         9,369         5,605
 8/31/2004       8,667         9,198         5,578
 9/30/2004       9,158         9,718         5,631
10/31/2004       9,384         9,958         5,718
11/30/2004       9,856        10,459         5,915
12/31/2004      10,140        10,760         6,147
 1/31/2005       9,733        10,328         5,942
 2/28/2005       9,772        10,369         6,005
 3/31/2005       9,695        10,288         5,896
 4/30/2005       9,462        10,041         5,784
 5/31/2005      10,083        10,700         6,063
 6/30/2005      10,225        10,851         6,041
 7/31/2005      10,677        11,331         6,336
 8/31/2005      10,613        11,262         6,255
 9/30/2005      10,846        11,509         6,284
10/31/2005      10,581        11,228         6,222
11/30/2005      11,059        11,735         6,491
12/31/2005      11,097        11,776         6,471
 1/31/2006      11,436        12,136         6,584
 2/28/2006      11,197        11,882         6,574
 3/31/2006      11,283        11,973         6,671
 4/30/2006      11,376        12,072         6,662
 5/31/2006      10,771        11,430         6,436
 6/30/2006      10,758        11,416         6,411
 7/31/2006      10,506        11,148         6,288
 8/31/2006      10,698        11,353         6,485
 9/30/2006      11,037        11,712         6,663
10/31/2006      11,350        12,044         6,897
11/30/2006      11,642        12,354         7,034
12/31/2006      11,581        12,290         7,058
 1/31/2007      11,922        12,651         7,239
 2/28/2007      11,728        12,446         7,103
 3/31/2007      11,895        12,623         7,142
 4/30/2007      12,243        12,992         7,478
 5/31/2007      12,777        13,559         7,747
 6/30/2007      12,584        13,353         7,631
 7/31/2007      12,457        13,219         7,513
 8/31/2007      12,651        13,424         7,633
 9/30/2007      13,359        14,169         7,952
10/31/2007      14,014        14,857         8,223
11/30/2007      13,493        14,304         7,920
12/31/2007      13,688        14,511         7,891
 1/31/2008      12,152        12,882         7,276
 2/29/2008      12,138        12,859         7,132
 3/31/2008      12,103        12,822         7,088
 4/30/2008      13,125        13,906         7,460
 5/31/2008      13,653        14,467         7,734
 6/30/2008      12,843        13,599         7,177
 7/31/2008      12,399        13,128         7,040
 8/31/2008      12,124        12,837         7,116
 9/30/2008      10,152        10,743         6,292
10/31/2008       8,306         8,800         5,184
11/30/2008       7,383         7,813         4,772
12/31/2008       7,447         7,888         4,858
 1/31/2009       7,173         7,589         4,624
 2/29/2009       6,653         7,046         4,277
 3/31/2009       7,262         7,691         4,658
 4/30/2009       7,744         8,195         5,105
 5/31/2009       8,041         8,510         5,358
 6/30/2009       8,085         8,557         5,418
 7/31/2009       8,775         9,282         5,803
 8/31/2009       8,923         9,439         5,923
 9/30/2009       9,346         9,888         6,175
10/31/2009       9,079         9,604         6,092
11/30/2009       9,687        10,242         6,466
12/31/2009      10,036        10,612         6,666
 1/31/2010       9,398         9,935         6,375
 2/28/2010       9,702        10,258         6,594
 3/31/2010      10,318        10,911         6,975
 4/30/2010      10,436        11,029         7,053
 5/31/2010       9,650        10,203         6,515
 6/30/2010       8,975         9,486         6,156
 7/31/2010       9,687        10,242         6,595

----------
(1.) The Russell 1000(R) Growth Index measures the performance of those Russell
     1000(R) Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE CAPITAL
     GROWTH FUND'S Class A and Investor Class shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                  Wells Fargo Advantage Large Cap Stock Funds 7


Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The U.S. economic recovery was uneven in the past year. Manufacturing activity and corporate earnings growth showed positive trends. However, unemployment remained stubbornly high, credit conditions remained strained, and sovereign debt risks increased. Investor sentiment swung wildly during the period. This environment was challenging for bottom-up security selection which led the Fund to underperform its benchmark.

- Positioning in the information technology and health care sectors detracted from the Fund's relative performance. Strong stock selection in the consumer discretionary and financials sectors contributed to positive results.

- Despite a macroeconomic environment that continues to challenge us, we remain faithful to our growth investing principle of bottom-up stock selection and to maintaining a healthy balance between risk and return.

A REMARKABLY STRONG EARNINGS RECOVERY GAVE WAY TO HEIGHTENED VOLATILITY.

For equity investors, the 12-month period that ended July 31, 2010, resembled a road trip through a foreign land. On the heels of a remarkably strong earnings recovery, the final destination of a sustainable economic recovery seemed just around the bend. Then, in a "flash crash," the skies turned gray and the global positioning system went haywire. Riots in Greece and a sovereign debt crisis in Europe made the terrain seem suddenly treacherous. Concerns developed about the impact of deficit spending and austerity programs. Economic indicators in the United States, particularly around housing and employment, grew increasingly mixed. Political winds shifted in uncertain directions as the heat turned up on reforms in the health care, financials, and energy sectors. Indications of a slowdown in China surfaced, and most tragic of all, a horrendous oil spill disaster hit the Gulf of Mexico. Faced with this macro uncertainty, investor sentiment shifted dramatically and created heightened volatility.

Strong stock selection in the consumer discretionary sector added meaningfully to performance. A strong contributor was Mercedes-Benz manufacturer Daimler AG. We anticipated Daimler's strong market share gains in the luxury segment among emerging markets consumers. China is the largest and fastest-growing market in the world for Mercedes S-Class sedans. Online retailer Amazon.com Inc. continued to gain e-commerce market share and should continue to benefit from the secular shift away from traditional "brick and mortar" retailers. DirecTV Group, Inc., a leading provider of high definition and sports programming, was another strong contributor to performance. The company is benefiting from higher pricing and strong subscriber additions; it also has an improved capital structure and we feel underappreciated growth in its Latin American business.

                  8 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (CONTINUED)

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary       20
Consumer Staples              3
Energy                        7
Financials                    8
Health Care                  11
Industrials                  12
Information Technology       35
Materials                     2
Telecommunication Services    2

Despite strong fundamentals, technology stocks lagged during the period, and stock selection hurt the Fund's relative results. Our thesis on Motorola Inc. was that the company's new Android product had the potential for strong share gains in the smartphone market. The initial response to the Android phone was positive, but sales skewed to lower-priced, less feature-rich phones that pressured profit margins. This affected our fundamental outlook and triggered our sell discipline. Qualcomm Inc. was another stock with a thesis tied to broader penetration of smartphones. Specifically, Qualcomm's consistent royalty stream from its CDMA technology, anticipated market share gains, and increased revenues from smartphone penetration are all strong growth drivers for the company. Unfortunately, like Motorola, Qualcomm's growth came in below expectations when feature-rich, higher-priced phones lagged the market. Lastly, concerns about the future growth of Google Inc. grew after its highly publicized dispute with the Chinese government. We continue to hold the stock based on its dominant position in several secular growth markets, as well as a potential recovery in future advertising spending.

OUR FUNDAMENTAL APPROACH TO RESEARCH LED OUR DECISION-MAKING PROCESS.

We feel the portfolio is positioned to favor companies with the strongest growth outlook. The portfolio's projected earnings growth rate is much higher than the broad markets. We believe that strong profit growth will intersect with compelling valuations, particularly when measured by earnings yields and free cash flow. We are taking advantage of these valuations to upgrade the portfolio with companies that will likely separate themselves from the pack. We see strong opportunity in the technology sector, with secular growth themes such as wireless data demand, infrastructure spending, cloud computing, network storage, and smartphones. Health care is another area of concentration, as themes such as increasing coverage, cost reduction, and generic drugs look attractive. Cyclical recoveries in consumer industries such as advertising, media, auto manufacturing, aerospace, travel, and consumer credit should all be positive areas for the portfolio. Staples, commodities, industrials, and utilities look less attractive.

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                  Wells Fargo Advantage Large Cap Stock Funds 9


Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (CONTINUED)

WE ARE OPTIMISTIC ABOUT AN ECONOMIC RECOVERY AND A POTENTIAL MARKET ENVIRONMENT THAT COULD BECOME FAVORABLE TO FUNDAMENTAL INVESTING.

Contrary to the current market climate, we remain sanguine about the future. We've invested heavily in our research systems, fine-tuned aspects of our process, and added analytical depth. More important, despite the current macro malaise, we feel the fundamentals of our companies continue to look extremely solid. In a world of political unrest and macro risks, we recognize that valuation multiples have been compressed. However, we think the liquidity on U.S. corporate balance sheets will prove very attractive. Investors just need to shift focus away from oil spills, bailouts, and riots. Inventories are lean, top-line unit growth is recovering, and operating leverage remains high. Industrial production is rising and, after excessive destocking, equipment orders are taking off. Capital spending, including hiring workers, will remain an important trend and will provide a jolt to this recovery. As a result, we expect companies to continue to beat earnings expectations and issue upbeat guidance.

This tug of war between macro and micro will most likely continue, but the market has already priced in a considerable amount of bad macro news. The environment for basic "roll up your sleeves" fundamental stock picking, or what we like to call "surrounding the company," should improve. We thank you for investing with our team.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                   4.92%
Cisco Systems Incorporated           3.02%
Ford Motor Company                   2.55%
American Express Company             2.36%
EMC Corporation                      2.33%
Walt Disney Company                  2.12%
American Tower Corporation Class A   2.09%
Daimler AG                           2.08%
Precision Castparts Corporation      1.86%
Google Incorporated Class A          1.75%

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 10 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                                     Expense
                                          Including Sales Charge                  Excluding Sales Charge            Ratio(6)
                                  -------------------------------------   -------------------------------------   ------------
                                  6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross   Net(7)
                                  ---------   ------   ------   -------   ---------   ------   ------   -------   -----   ------
Class A (WFCGX)                     (2.83)     4.06    (3.08)    (0.32)      3.08      10.40   (1.93)     0.28    1.32%    1.21%
Class C (WFCCX)                      1.74      8.61    (2.58)    (0.32)      2.74       9.61   (2.58)    (0.32)   2.07%    1.96%
Administrator Class (WFCDX)                                                  3.30      10.81   (1.57)     0.57    1.14%    0.95%
Institutional Class (WWCIX)                                                  3.35      10.97   (1.40)     0.66    0.87%    0.71%
Investor Class (SLGIX)                                                       3.09      10.35   (2.00)     0.24    1.43%    1.28%
Russell 1000(R) Growth Index(1)                                              3.46      13.65    0.80     (4.08)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for the Administrator Class shares prior to its inception, June 30, 2003, reflects the performance of the Fund's Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Institutional Class shares prior to its inception, April 11, 2005, reflects the performance of the Fund's Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Class A shares prior to its inception, July 31, 2007, reflects the performance of the Fund's Investor Class shares, and includes the higher expenses, applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Performance shown prior to the inception of the Class C shares, July 31, 2007, reflects the performance of the Fund's Investor Class shares, adjusted to reflect Class C sales charges and expenses.

(6.) Reflects the expense ratios as stated in the prospectus supplement dated
     September 7, 2010, to the December 1, 2009 prospectuses.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratios at 1.20% for Class A shares, 1.95% for Class C shares, 0.94% for Administrator Class shares, 0.70% for Institutional Class shares and 1.27% for Investor Class shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 12 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Walter T. McCormick, CFA
Emory W. Sanders Jr., CFA

FUND INCEPTION

August 31, 1978

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                 1-YEAR
                                 ------
Administrator Class              10.58%
Russell 1000(R) Value Index(1)   15.39%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 1.00% AND 1.10%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                               (PERFORMANCE GRAPH)

                             Wells
               Wells         Fargo
               Fargo       Advantage
             Advantage      Classic
              Classic        Value       Russell
               Value         Fund -      1000(R)
              Fund -     Administrator    Value
              Class A        Class        Index
             ---------   -------------   -------
 7/31/2000      9,425        10,000       10,000
 8/31/2000      9,931        10,537       10,556
 9/30/2000     10,013        10,626       10,653
10/31/2000      9,963        10,582       10,915
11/30/2000      9,739        10,345       10,510
12/31/2000     10,339        10,979       11,036
 1/31/2001     10,597        11,258       11,079
 2/28/2001     10,192        10,832       10,771
 3/31/2001      9,912        10,538       10,390
 4/30/2001     10,484        11,145       10,899
 5/31/2001     10,559        11,229       11,144
 6/30/2001     10,371        11,033       10,897
 7/31/2001     10,381        11,043       10,874
 8/31/2001      9,903        10,534       10,438
 9/30/2001      9,003         9,580        9,704
10/31/2001      9,093         9,675        9,620
11/30/2001      9,576        10,194       10,180
12/31/2001      9,759        10,390       10,419
 1/31/2002      9,725        10,355       10,339
 2/28/2002      9,797        10,436       10,356
 3/31/2002     10,124        10,786       10,846
 4/30/2002      9,792        10,437       10,474
 5/31/2002      9,744        10,386       10,526
 6/30/2002      9,335         9,951        9,922
 7/31/2002      8,619         9,188        8,999
 8/31/2002      8,720         9,296        9,067
 9/30/2002      7,945         8,469        8,059
10/31/2002      8,432         8,994        8,656
11/30/2002      8,899         9,498        9,202
12/31/2002      8,530         9,105        8,802
 1/31/2003      8,403         8,969        8,589
 2/28/2003      8,246         8,802        8,360
 3/31/2003      8,240         8,796        8,374
 4/30/2003      8,910         9,512        9,111
 5/31/2003      9,551        10,202        9,699
 6/30/2003      9,553        10,211        9,820
 7/31/2003      9,687        10,354        9,966
 8/31/2003      9,905        10,586       10,122
 9/30/2003      9,716        10,389       10,023
10/31/2003     10,329        11,043       10,636
11/30/2003     10,592        11,331       10,781
12/31/2003     11,187        11,970       11,445
 1/31/2004     11,387        12,189       11,646
 2/29/2004     11,552        12,371       11,896
 3/31/2004     11,427        12,241       11,792
 4/30/2004     10,890        11,666       11,504
 5/31/2004     10,910        11,693       11,621
 6/30/2004     11,132        11,928       11,896
 7/31/2004     10,799        11,577       11,728
 8/31/2004     10,844        11,625       11,895
 9/30/2004     11,101        11,910       12,079
10/31/2004     11,293        12,116       12,280
11/30/2004     11,838        12,706       12,901
12/31/2004     12,320        13,221       13,333
 1/31/2005     12,057        12,945       13,096
 2/28/2005     12,430        13,345       13,530
 3/31/2005     12,167        13,066       13,345
 4/30/2005     11,951        12,840       13,106
 5/31/2005     12,214        13,128       13,421
 6/30/2005     12,303        13,223       13,568
 7/31/2005     12,726        13,683       13,961
 8/31/2005     12,546        13,490       13,900
 9/30/2005     12,647        13,608       14,095
10/31/2005     12,392        13,334       13,737
11/30/2005     12,777        13,754       14,186
12/31/2005     12,755        13,728       14,273
 1/31/2006     13,183        14,195       14,828
 2/28/2006     13,200        14,219       14,918
 3/31/2006     13,375        14,412       15,120
 4/30/2006     13,642        14,701       15,505
 5/31/2006     13,308        14,346       15,113
 6/30/2006     13,249        14,282       15,210
 7/31/2006     13,540        14,602       15,579
 8/31/2006     13,708        14,790       15,840
 9/30/2006     13,984        15,087       16,156
10/31/2006     14,243        15,373       16,685
11/30/2006     14,587        15,750       17,065
12/31/2006     14,877        16,069       17,448
 1/31/2007     15,037        16,241       17,672
 2/28/2007     14,928        16,124       17,396
 3/31/2007     15,048        16,258       17,665
 4/30/2007     15,718        16,990       18,318
 5/31/2007     16,152        17,466       18,979
 6/30/2007     15,926        17,219       18,535
 7/31/2007     15,375        16,623       17,678
 8/31/2007     15,599        16,880       17,876
 9/30/2007     16,139        17,462       18,490
10/31/2007     16,274        17,615       18,492
11/30/2007     15,491        16,774       17,588
12/31/2007     15,286        16,550       17,418
 1/31/2008     14,650        15,861       16,721
 2/29/2008     13,867        15,029       16,020
 3/31/2008     13,578        14,710       15,900
 4/30/2008     14,146        15,327       16,675
 5/31/2008     14,252        15,449       16,648
 6/30/2008     13,143        14,248       15,055
 7/31/2008     13,305        14,431       15,000
 8/31/2008     13,551        14,699       15,255
 9/30/2008     12,874        13,966       14,134
10/31/2008     10,601        11,506       11,687
11/30/2008      9,715        10,545       10,849
12/31/2008      9,938        10,794       11,000
 1/31/2009      8,986         9,760        9,735
 2/28/2009      8,070         8,765        8,434
 3/31/2009      8,781         9,536        9,156
 4/30/2009      9,748        10,586       10,137
 5/31/2009     10,341        11,239       10,764
 6/30/2009     10,492        11,402       10,684
 7/31/2009     11,196        12,176       11,559
 8/31/2009     11,658        12,678       12,163
 9/30/2009     11,989        13,038       12,633
10/31/2009     11,681        12,710       12,247
11/30/2009     12,357        13,446       12,937
12/31/2009     12,531        13,636       13,166
 1/31/2010     12,200        13,275       12,796
 2/28/2010     12,524        13,636       13,199
 3/31/2010     13,356        14,543       14,059
 4/30/2010     13,504        14,704       14,423
 5/31/2010     12,271        13,369       13,237
 6/30/2010     11,485        12,514       12,492
 7/31/2010     12,349        13,464       13,338

----------
(1.) The Russell 1000(R) Value Index measures the performance of those Russell
     1000(R) Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE CLASSIC
     VALUE FUND'S Class A and Administrator Class shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 13


Performance Highlights (Unaudited)

                            WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS FISCAL YEAR 2010

- Unfavorable stock selection in the consumer discretionary and financials sectors more than offset good performance in the energy sector, causing the Fund to underperform the Russell 1000(R) Value Index for the 12-month period that ended July 31, 2010.

- Leading detractors in the Fund included financial services company State Street Corporation, biotechnology firm Amgen Inc., and wireless telecommunication company Sprint Nextel Corporation. Among individual stocks, leading contributors included insurer Prudential Financial Inc., integrated oil company ConocoPhillips, and footwear manufacturer and retailer The Timberland Company.

- Our valuation-sensitive investment process remains focused on beaten-down value companies that we believe have sustainable competitive advantages. Through bottom-up, fundamental analysis, we produce a set of valuation ranges for each stock and proactively monitor where the price of each holding falls. This intense level of scrutiny allows us to capitalize on opportunities created when market sentiment pushes a stock above or below our estimates of fair value.

STOCK SELECTION WAS AN OVERALL DETRACTOR FOR THE PERIOD, DESPITE STRONG PERFORMANCE FROM SOME INDIVIDUAL HOLDINGS.

Stock selection within the financials sector was the primary detractor for the period, with State Street being one of the most significant laggards. The company was affected by a volatile trading environment for financial companies because of mixed evidence of an improving economy. While we do not assume that State Street will see a return of the 2007 period of high alternative finance and security lending revenues, we do believe that the company will benefit from an improved trading environment going forward. Insurer Prudential Financial was a bright spot within the sector, largely driven by a recovery in its earning power as the market and its portfolio holdings recovered from depressed levels. Stock selection within the consumer discretionary sector detracted, despite positive performance from boot-maker Timberland, which rallied as its sales and margins began to normalize after a dreadful multiyear turnaround.

Stock selection within the health care sector also hurt relative performance, in part because of the portfolio's allocation to Amgen. The company's earnings growth has stalled due to delays in new biotech drug approvals. We believe that Amgen maintains a promising research and development pipeline to accelerate future growth. Moreover, the stock is selling at a significant discount to our estimate of intrinsic value.

                 14 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (CONTINUED)

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Financials               21
Health Care              17
Consumer Discretionary   16
Energy                   12
Consumer Staples         12
Industrials              11
Information Technology   10
Utilities                 1

Our strongest overall performance came within the energy sector, where we benefited from an underweight to the sector and from exposure to ConocoPhillips. The company has been digesting a string of acquisitions over the past decade, which has resulted in a lower return on capital and a higher debt load than its peers. However, ConocoPhillips' portfolio of global energy assets has significant value to potential acquirers. That underlying asset value helped support the stock price during the period. The portfolio also benefited from an underweight to the telecommunication services sector, which lagged the broader market. The positive effect of the underweight was partially offset by poor performance from holding Sprint Nextel, as the company struggled to compete with its larger rivals within the wireless space. We sold the stock during the fiscal year, after it became apparent that Sprint Nextel was losing customers faster than we had originally anticipated.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Moody's Corporation           3.68%
Diageo plc                    3.67%
Exxon Mobil Corporation       3.44%
Novartis AG ADR               3.39%
Bank of America Corporation   3.33%
Home Depot Incorporated       3.32%
ConocoPhillips                3.17%
Carnival Corporation          3.16%
Avery Dennison Corporation    3.06%
Pfizer Incorporated           3.00%

IN A CHALLENGING ENVIRONMENT, WE BELIEVE THAT THE PORTFOLIO WILL BENEFIT FROM OWNING HIGH-QUALITY COMPANIES WITH COMPETITIVE ADVANTAGES.

We think that investors should maintain a realistic outlook for the coming year. The strong market rally off the lows in March 2009 was largely propelled by cost containment and marginal increases in productivity, which at some point should begin to normalize. In a challenging economic environment, we believe that high-quality companies with competitive advantages will be the likely preference for long-term investors.

While we are primarily bottom-up stock pickers, we remain aware of the macroeconomic environment. We expect that the information technology, consumer discretionary, and financials sectors will benefit from an improving economy. We think that financial companies, in particular, should be able to restore their dividends--especially the higher-quality, well-positioned companies that we favor.

On the whole, we are confident in the portfolio's current positioning. We believe that the portfolio owns solid companies trading at attractive prices that are apt to significantly increase their earnings as the economy improves.

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 15


Performance Highlights (Unaudited)

                            WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                         Including Sales Charge                  Excluding Sales Charge          Expense Ratio(6)
                                 -------------------------------------   -------------------------------------   ----------------
                                 6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year    Gross    Net(7)
                                 ---------   ------   ------   -------   ---------   ------   ------   -------   ------   -------
Class A (ETRAX)                    (4.60)     3.95    (1.77)     2.13       1.22      10.30   (0.60)     2.74     1.26%    1.25%
Class B (ETRBX)**                  (4.17)     4.44    (1.62)     2.22       0.83       9.44   (1.32)     2.22     2.01%    2.00%
Class C (ETRCX)                    (0.17)     8.47    (1.32)     1.99       0.83       9.47   (1.32)     1.99     2.01%    2.00%
Class R (ETRRX)                                                             1.08       9.99   (0.82)     2.49     1.51%    1.50%
Administrator Class (EVTRX)                                                 1.42      10.58   (0.32)     3.02     1.10%    1.00%
Institutional Class (ETRNX)                                                 1.42      10.58   (0.32)     3.02     0.83%    0.75%
Russell 1000(R) Value Index(1)                                              4.24      15.39   (0.91)     2.92

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND CLASS R SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Equity Income Fund. Performance shown for Class R shares prior to its inception, October 10, 2003, reflects the performance of the Fund's Administrator Class and has been adjusted to reflect the higher expenses applicable to Class R. Performance shown for the Institutional Class shares prior to its inception, after the close of business on July 30, 2010, reflects the performance of the Fund's Administrator Class shares. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses, and for the Institutional Class, the July 30, 2010 prospectus.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                 16 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CORE EQUITY FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE CORE
EQUITY FUND (the Fund) seeks long-term
capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Walter T. McCormick, CFA
Emory Sanders, Jr., CFA

FUND INCEPTION
October 15, 1986

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                      1-Year
                      ------
Administrator Class   12.99%
S&P 500 Index(1)      13.84%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 1.00% AND 1.10%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

                            Wells Fargo
             Wells Fargo     Advantage
              Advantage     Core Equity
             Core Equity   Administrator   S&P 500
               Class A         Class        Index
             -----------   -------------   -------
 7/31/2000       9,425         10,000       10,000
 8/31/2000      10,051         10,667       10,621
 9/30/2000       9,897         10,508       10,060
10/31/2000       9,842         10,450       10,018
11/30/2000       8,865          9,416        9,228
12/31/2000       9,291          9,869        9,273
 1/31/2001       9,483         10,072        9,602
 2/28/2001       8,540          9,074        8,727
 3/31/2001       7,922          8,419        8,174
 4/30/2001       8,547          9,085        8,809
 5/31/2001       8,687          9,236        8,868
 6/30/2001       8,610          9,155        8,652
 7/31/2001       8,355          8,886        8,567
 8/31/2001       7,800          8,297        8,031
 9/30/2001       6,920          7,362        7,382
10/31/2001       7,126          7,583        7,523
11/30/2001       7,683          8,178        8,100
12/31/2001       7,913          8,424        8,171
 1/31/2002       7,939          8,455        8,052
 2/28/2002       7,921          8,436        7,897
 3/31/2002       8,246          8,786        8,194
 4/30/2002       7,913          8,432        7,697
 5/31/2002       7,892          8,409        7,640
 6/30/2002       7,405          7,893        7,096
 7/31/2002       6,791          7,239        6,543
 8/31/2002       6,883          7,339        6,586
 9/30/2002       6,188          6,599        5,870
10/31/2002       6,591          7,031        6,387
11/30/2002       6,917          7,379        6,762
12/31/2002       6,570          7,014        6,365
 1/31/2003       6,427          6,863        6,198
 2/28/2003       6,288          6,712        6,105
 3/31/2003       6,261          6,684        6,165
 4/30/2003       6,779          7,242        6,673
 5/31/2003       7,227          7,719        7,024
 6/30/2003       7,250          7,747        7,114
 7/31/2003       7,356          7,864        7,239
 8/31/2003       7,588          8,112        7,380
 9/30/2003       7,441          7,958        7,302
10/31/2003       7,919          8,470        7,715
11/30/2003       8,037          8,604        7,783
12/31/2003       8,480          9,080        8,191
 1/31/2004       8,598          9,205        8,341
 2/29/2004       8,685          9,300        8,457
 3/31/2004       8,535          9,142        8,330
 4/30/2004       8,334          8,930        8,199
 5/31/2004       8,361          8,963        8,311
 6/30/2004       8,566          9,180        8,473
 7/31/2004       8,223          8,817        8,193
 8/31/2004       8,271          8,867        8,226
 9/30/2004       8,405          9,017        8,315
10/31/2004       8,511          9,134        8,442
11/30/2004       8,942          9,597        8,783
12/31/2004       9,224          9,902        9,082
 1/31/2005       9,106          9,778        8,861
 2/28/2005       9,358         10,049        9,047
 3/31/2005       9,182          9,865        8,887
 4/30/2005       9,022          9,697        8,719
 5/31/2005       9,341         10,043        8,996
 6/30/2005       9,397         10,103        9,009
 7/31/2005       9,767         10,503        9,344
 8/31/2005       9,687         10,418        9,259
 9/30/2005       9,756         10,498        9,334
10/31/2005       9,596         10,325        9,178
11/30/2005       9,971         10,730        9,525
12/31/2005       9,926         10,687        9,529
 1/31/2006      10,209         10,996        9,781
 2/28/2006      10,205         10,996        9,807
 3/31/2006      10,359         11,163        9,929
 4/30/2006      10,488         11,304       10,063
 5/31/2006      10,140         10,931        9,773
 6/30/2006      10,063         10,849        9,786
 7/31/2006      10,037         10,827        9,847
 8/31/2006      10,269         11,082       10,081
 9/30/2006      10,533         11,366       10,341
10/31/2006      10,787         11,641       10,678
11/30/2006      10,975         11,850       10,881
12/31/2006      11,099         11,987       11,033
 1/31/2007      11,261         12,163       11,200
 2/28/2007      11,034         11,922       10,981
 3/31/2007      11,104         12,001       11,104
 4/30/2007      11,698         12,645       11,596
 5/31/2007      12,016         12,989       12,001
 6/30/2007      11,942         12,914       11,801
 7/31/2007      11,671         12,622       11,435
 8/31/2007      11,877         12,854       11,607
 9/30/2007      12,428         13,446       12,041
10/31/2007      12,668         13,711       12,232
11/30/2007      12,086         13,087       11,721
12/31/2007      11,943         12,935       11,640
 1/31/2008      11,200         12,133       10,941
 2/29/2008      10,676         11,567       10,586
 3/31/2008      10,670         11,564       10,540
 4/30/2008      11,217         12,157       11,054
 5/31/2008      11,360         12,314       11,197
 6/30/2008      10,449         11,328       10,253
 7/31/2008      10,652         11,554       10,167
 8/31/2008      10,826         11,745       10,314
 9/30/2008      10,199         11,066        9,395
10/31/2008       8,556          9,284        7,817
11/30/2008       7,750          8,410        7,256
12/31/2008       7,957          8,638        7,333
 1/31/2009       7,303          7,930        6,715
 2/28/2009       6,732          7,311        6,000
 3/31/2009       7,386          8,024        6,526
 4/30/2009       8,300          9,020        7,150
 5/31/2009       8,764          9,525        7,550
 6/30/2009       8,760          9,520        7,565
 7/31/2009       9,442         10,268        8,137
 8/31/2009       9,804         10,664        8,431
 9/30/2009      10,174         11,068        8,746
10/31/2009      10,081         10,968        8,583
11/30/2009      10,680         11,619        9,098
12/31/2009      10,857         11,816        9,274
 1/31/2010      10,493         11,426        8,940
 2/28/2010      10,703         11,656        9,217
 3/31/2010      11,497         12,520        9,773
 4/30/2010      11,595         12,630        9,928
 5/31/2010      10,465         11,401        9,135
 6/30/2010       9,899         10,787        8,657
 7/31/2010      10,647         11,601        9,263

----------
(1.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE CORE EQUITY
     FUND'S Class A and Administrator Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 17


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE CORE EQUITY FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS FISCAL YEAR 2010

- Good stock selection in the consumer discretionary sector was largely offset by performance within the financials sector, producing slight underperformance to the Fund's benchmark during the period.

- Leading detractors in the Fund were Qualcomm Inc., Amgen Inc., and Bank of America Corporation. Leading contributors in the Fund were CBS, The Boeing Company, Prudential Financial Inc., and Amazon.com.

- Our valuation-sensitive investment process has produced outperformance over the long term and remains focused on good-quality companies that we believe have sustainable competitive advantages. Through bottom-up, fundamental analysis, we produce a set of valuation ranges that is proactively monitored to determine the current level of downside protection. This intense level of scrutiny positions us to capitalize on opportunities created when market sentiment pushes a stock above or below our estimates of fair value.

WE CONTINUED TO FOCUS ON GOOD-QUALITY COMPANIES WITH COMPETITIVE ADVANTAGES.

The past fiscal year was a recovery period. The Fund particularly benefited from consumer discretionary holdings, as many companies' earnings power started to improve as economic activity stabilized. CBS was the best performer in our Fund by a wide margin, driven by an improving advertising market. After conducting a thorough analysis, we bought a good-sized position in CBS stock in June 2009--at a time when investors feared the worst. Our research suggested that the company historically had earned a steady double-digit return on invested capital, largely driven by a talented management team. While others saw the company as "old" media, we saw CBS as having a leading position in broadcast television, where the largest portion of primetime viewers and advertising dollars reside. Our view was that the advertising market would normalize, particularly as automotive companies--which make up 20% of total television advertising--had just been rescued by the Obama administration.

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                  (PIE CHART)

Consumer Discretionary   18%
Consumer Staples          8%
Energy                   11%
Financials               19%
Health Care              13%
Industrials               8%
Information Technology   21%
Materials                 2%

Boeing was also a big contributor to the Fund's performance. We purchased the stock in the spring of 2009 when analysts were overly concerned that the new 787 airline program would be a costly failure. Our analysis showed that even if the program failed, there was limited downside to the share price. If successful, investors would basically be getting the airline industry's record-breaking order book for free. Since then, the 787 has taken off just fine.

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 18 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CORE EQUITY FUND (CONTINUED)

Amazon.com also added to strong performance in the portfolio, as the company continues to benefit from riding the e-commerce penetration wave better than any other company. E-commerce continues to have a lot of runway in the United States, and even more so abroad, as penetration remains exceptionally low versus offline retail. Amazon.com has done the best job of creating a high return on invested capital that, to us, appears sustainable given its leading brand, customer experience, and top-notch management team.

WE BELIEVE THE FUNDAMENTALS OF COMPANIES IN OUR PORTFOLIO REMAIN STRONG.

Qualcomm was a detractor in the past fiscal year, which was largely driven by a handset inventory build during 2009 and increased competition in semiconductors. The company maintains a dominant position in the high-margin handset royalty business, where Qualcomm collects a license fee on every 3G wireless handset sold globally. Given that 3G still remains underpenetrated globally, we see continued growth ahead. Qualcomm is signaling that, over the next two years, revenues will accelerate to double-digit growth as the massive populations of China and India adopt 3G.

Amgen was also a detractor, as the company's earnings growth stalled due to delays in new biotech drug approvals. The company maintains a promising research and development pipeline to accelerate future growth, while producing ample free cash flow--close to $6 billion in 2009--from existing products. We believe that the stock is selling at a significant discount to our estimate of intrinsic value.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

QUALCOMM Incorporated          4.29%
Amazon.com Incorporated        3.91%
Moody's Corporation            3.85%
Cisco Systems Incorporated     3.61%
Merck & Company Incorporated   3.50%
Google Incorporated Class A    3.45%
CBS Corporation Class B        3.36%
General Electric Company       3.03%
Bank of America Corporation    2.88%
Home Depot Incorporated        2.88%

Bank of America was a modest detractor in the portfolio due to the volatility surrounding companies that are working through the credit cycle. We believe that the stock has significant upside to our base-case valuation and is now largely discounting limited improvement in its earnings power. With its national branch footprint and strong Merrill Lynch global franchise, we think the company has the ability to increase its earnings power significantly from its current run rate, which is being masked by a poor credit environment.

We continue to hold these detractors in the portfolio, particularly since nothing structural has emerged that would dent our investment thesis and their ability to improve their fundamentals and sustain their competitive advantages as the economy normalizes.

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 19


Performance Highlights (Unaudited)

                              WELLS FARGO ADVANTAGE CORE EQUITY FUND (CONTINUED)

IN A CHALLENGING ECONOMIC ENVIRONMENT, GOOD-QUALITY COMPANIES WITH COMPETITIVE ADVANTAGES ARE THE LIKELY PREFERENCE FOR LONG-TERM INVESTORS.

The Fund underperformed its benchmark over the past fiscal year, which was a recovery period after the depths of the recession in 2008 and 2009. Investors should maintain realistic outlooks for the coming year. The yearlong market run--interrupted in May 2010 by sovereign debt issues in Europe--was largely propelled by cost containment and marginal increases in productivity, which at some point should begin to normalize. In a challenging economic environment, good-quality companies with competitive advantages are the likely preference for long-term investors.

While we are primarily bottom-up stock pickers, we are macro-aware, and we expect that the technology, consumer discretionary, and financials sectors will benefit from an improving economy. After struggling for some time at the epicenter of the credit crisis, financials should be able to restore their dividends--especially the higher-quality, well-positioned companies we favor. The payout ratios most likely won't match the higher levels of the past, but we expect that they will approach a more normal level.

We are enthusiastic about our portfolio's current positioning. With solid companies trading at attractive prices, the portfolio has what we believe to be strong downside protection. At the same time, these companies are apt to significantly increase their earnings power as the economy normalizes.

                 20 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CORE EQUITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                     Including Sales Charge                  Excluding Sales Charge           Expense Ratio(6)
                              -------------------------------------   -------------------------------------   ----------------
                              6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross    Net(7)
                              ---------   ------   ------   -------   ---------   ------   ------   -------   -----    -------
Class A (EGIAX)                 (4.37)      6.28    0.54      0.63       1.47      12.76    1.74      1.23    1.26%     1.25%
Class B (EGIBX)**               (3.93)      6.91    0.63      0.71       1.07      11.91    1.00      0.71    2.01%     2.00%
Class C (EGICX)                  0.07      10.92    1.00      0.49       1.07      11.92    1.00      0.49    2.01%     2.00%
Administrator Class (EVVTX)                                              1.53      12.99    2.01      1.50    1.10%     1.00%
Institutional Class (EGIEX)                                              1.53      12.99    2.01      1.50    0.83%     0.75%
S&P 500 Index(1)                                                         3.61      13.84   (0.17)    (0.76)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Fundamental Large Cap Fund. Performance shown for the Institutional Class shares prior to its inception, after the close of business on July 30, 2010, reflects the performance of the Fund's Administrator Class shares. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses, and for the Institutional Class, the July 30, 2010 prospectus.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 22 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

William E. Zieff

FUND INCEPTION

February 28, 1990

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                      1-YEAR
                      ------
Administrator Class   11.51%
S&P 500 Index(1)      13.84%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 0.74% AND 0.76%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

                                       Wells Fargo
                 Wells Fargo            Advantage
                  Advantage         Disciplined U.S.
              Disciplined U.S.         Core Fund -
             Core Fund - Class A   Administrator Class   S&P 500 Index
             -------------------   -------------------   -------------
 7/31/2000           9,426                10,000             10,000
 8/31/2000          10,284                10,913             10,621
 9/30/2000           9,677                10,272             10,060
10/31/2000           9,582                10,165             10,018
11/30/2000           8,768                 9,305              9,228
12/31/2000           8,873                 9,423              9,273
 1/31/2001           9,061                 9,622              9,602
 2/28/2001           8,201                 8,713              8,727
 3/31/2001           7,692                 8,169              8,174
 4/30/2001           8,313                 8,831              8,809
 5/31/2001           8,342                 8,861              8,868
 6/30/2001           8,121                 8,633              8,652
 7/31/2001           8,001                 8,507              8,567
 8/31/2001           7,528                 8,006              8,031
 9/30/2001           6,985                 7,424              7,382
10/31/2001           7,093                 7,551              7,523
11/30/2001           7,539                 8,023              8,100
12/31/2001           7,642                 8,131              8,171
 1/31/2002           7,533                 8,016              8,052
 2/28/2002           7,418                 7,894              7,897
 3/31/2002           7,690                 8,181              8,194
 4/30/2002           7,272                 7,744              7,697
 5/31/2002           7,215                 7,683              7,640
 6/30/2002           6,666                 7,101              7,096
 7/31/2002           6,185                 6,590              6,543
 8/31/2002           6,225                 6,633              6,586
 9/30/2002           5,570                 5,936              5,870
10/31/2002           5,978                 6,375              6,387
11/30/2002           6,213                 6,625              6,762
12/31/2002           5,922                 6,313              6,365
 1/31/2003           5,807                 6,191              6,198
 2/28/2003           5,726                 6,112              6,105
 3/31/2003           5,763                 6,155              6,165
 4/30/2003           6,293                 6,712              6,673
 5/31/2003           6,610                 7,055              7,024
 6/30/2003           6,696                 7,150              7,114
 7/31/2003           6,782                 7,248              7,239
 8/31/2003           6,932                 7,407              7,380
 9/30/2003           6,885                 7,363              7,302
10/31/2003           7,278                 7,781              7,715
11/30/2003           7,358                 7,867              7,783
12/31/2003           7,689                 8,216              8,191
 1/31/2004           7,815                 8,359              8,341
 2/29/2004           7,978                 8,534              8,457
 3/31/2004           7,910                 8,464              8,330
 4/30/2004           7,720                 8,264              8,199
 5/31/2004           7,829                 8,382              8,311
 6/30/2004           7,988                 8,554              8,473
 7/31/2004           7,707                 8,256              8,193
 8/31/2004           7,711                 8,263              8,226
 9/30/2004           7,860                 8,424              8,315
10/31/2004           7,984                 8,558              8,442
11/30/2004           8,351                 8,958              8,783
12/31/2004           8,629                 9,252              9,082
 1/31/2005           8,478                 9,096              8,861
 2/28/2005           8,691                 9,327              9,047
 3/31/2005           8,579                 9,209              8,887
 4/30/2005           8,353                 8,969              8,719
 5/31/2005           8,662                 9,302              8,996
 6/30/2005           8,709                 9,354              9,009
 7/31/2005           9,032                 9,702              9,344
 8/31/2005           8,991                 9,661              9,259
 9/30/2005           9,106                 9,787              9,334
10/31/2005           8,896                 9,570              9,178
11/30/2005           9,252                 9,948              9,525
12/31/2005           9,246                 9,943              9,529
 1/31/2006           9,498                10,220              9,781
 2/28/2006           9,539                10,261              9,807
 3/31/2006           9,681                10,422              9,929
 4/30/2006           9,779                10,529             10,063
 5/31/2006           9,500                10,233              9,773
 6/30/2006           9,539                10,270              9,786
 7/31/2006           9,586                10,327              9,847
 8/31/2006           9,820                10,582             10,081
 9/30/2006          10,120                10,906             10,341
10/31/2006          10,505                11,319             10,678
11/30/2006          10,676                11,508             10,881
12/31/2006          10,833                11,678             11,033
 1/31/2007          11,054                11,922             11,200
 2/28/2007          10,851                11,703             10,981
 3/31/2007          10,993                11,862             11,104
 4/30/2007          11,504                12,417             11,596
 5/31/2007          11,928                12,873             12,001
 6/30/2007          11,678                12,610             11,801
 7/31/2007          11,234                12,133             11,435
 8/31/2007          11,345                12,251             11,607
 9/30/2007          11,737                12,682             12,041
10/31/2007          11,923                12,881             12,232
11/30/2007          11,459                12,389             11,721
12/31/2007          11,422                12,351             11,640
 1/31/2008          10,719                11,587             10,941
 2/29/2008          10,366                11,213             10,586
 3/31/2008          10,311                11,153             10,540
 4/30/2008          10,799                11,687             11,054
 5/31/2008          10,988                11,889             11,197
 6/30/2008          10,136                10,973             10,253
 7/31/2008          10,087                10,920             10,167
 8/31/2008          10,185                11,025             10,314
 9/30/2008           9,316                10,089              9,395
10/31/2008           7,779                 8,433              7,817
11/30/2008           7,224                 7,828              7,256
12/31/2008           7,383                 8,005              7,333
 1/31/2009           6,772                 7,339              6,715
 2/28/2009           6,066                 6,577              6,000
 3/31/2009           6,554                 7,108              6,526
 4/30/2009           7,087                 7,683              7,150
 5/31/2009           7,494                 8,131              7,550
 6/30/2009           7,505                 8,139              7,565
 7/31/2009           8,062                 8,756              8,137
 8/31/2009           8,359                 9,077              8,431
 9/30/2009           8,622                 9,358              8,746
10/31/2009           8,451                 9,173              8,583
11/30/2009           8,913                 9,680              9,098
12/31/2009           9,101                 9,882              9,274
 1/31/2010           8,779                 9,542              8,940
 2/28/2010           9,078                 9,874              9,217
 3/31/2010           9,572                10,405              9,773
 4/30/2010           9,669                10,519              9,928
 5/31/2010           8,927                 9,708              9,135
 6/30/2010           8,378                 9,113              8,657
 7/31/2010           8,980                 9,764              9,263

----------
(1.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE DISCIPLINED
     U.S. CORE FUND'S Class A and Administrator Class shares for the most recent ten years with S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 23


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2010--primarily due to stock selection.

- During this period, market dynamics were largely driven by macro risks, including government actions and responses, sovereign debt concerns, moderating growth in China, and concerns about possible deflation.

- In this environment, volatility remained at elevated levels, with financial distress and investor uncertainty leading to massive swings for stocks.

OUR PROCESS-DRIVEN APPROACH IS BASED UPON FUNDAMENTAL INVESTMENT IDEAS IMPLEMENTED WITH QUANTITATIVE DISCIPLINE.

We invest in a full spectrum of large cap stocks of both value and growth companies. The investment strategy seeks to consistently add value while carefully managing portfolio risk. The process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline. A central feature of the approach is the "Portfolio Signature," which focuses on direct management of all active portfolio exposures. The objective is to target a balanced composition of stock selection factors and manage evolving sources of undesirable risk. Stock selection drives relative performance and is based upon proprietary evaluations of corporate and market fundamentals in the areas of valuation, sentiment, and quality. Risk is explicitly managed with state-of-the-art tools to help ensure a well-diversified portfolio highly reflective of the benchmark. The Portfolio Signature approach enables an effective response to market risks before they are adequately represented in commonly used models. Ongoing research supports the investment strategy.

VALUATION FACTORS WERE POSITIVE FOR THE FUND, QUALITY FACTORS WERE NEUTRAL OVERALL, AND SENTIMENT FACTORS WERE UNSUCCESSFUL DURING THE PERIOD.

Underperformance on a relative basis, also due to stock selection, occurred in industrials and technology. In industrials, L-3 Communications Corporation, a New York-based company that provides command, control, communications, intelligence, surveillance, and reconnaissance systems, was roughly flat for the year, underperforming its peers that were up nearly 19%. Most of the performance was lost after reporting its first-quarter results, where top-line numbers missed but earnings-per-share numbers beat analysts' expectations. Also in industrials, Fluor Corporation underperformed amid slowing global construction activity and an uncertain backlog. Underperformance in technology was generally weak, occurring in both hardware and software names. Our underweight position in Apple Inc., a name that was up nearly 57%, and our overweight position in Western Digital Corporation both hurt relative performance. Western Digital, a maker of hard

                 24 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND (CONTINUED)

drives, declined during the period on weakening profit margins. In software names, Cognizant Technology Solutions Corporation, a name we did not own, was up nearly 84% on better-than-expected top- and bottom-line numbers and on improved guidance. Lastly, in financials, stock selection was generally weak--for example, our overweight position in Hudson City Bancorp Inc. detracted from relative performance.

For the period, exposures to valuation factors--both intrinsic and relative--were rewarded positively overall. Relative valuation measures in the materials and consumer discretionary sectors, in particular, were the most successful, while intrinsic valuation measures in materials and financials demonstrated success. The least successful sectors in relation to these attributes were energy and technology, as measured by relative valuation measures, while utilities and consumer staples were challenged across intrinsic measures. Sentiment factors were broadly unsuccessful with little discrimination across sectors. Quality characteristics were mixed across the market, yielding overall neutral results. Telecommunications and materials showed positive performance across this attribute while utilities underperformed.

                                   (PIE CHART)

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

Consumer Discretionary       10%
Consumer Staples             12%
Energy                       10%
Financials                   17%
Health Care                  11%
Industrials                  11%
Information Technology       19%
Materials                     4%
Telecommunication Services    3%
Utilities                     3%

Over the past year, sector neutrality was largely the case--as is typical with this strategy. The strategy added value through stock selection, principally in materials and consumer discretionary. In materials, names such as The Lubrizol Corporation, a specialty chemical company, and Monsanto Company, which provides pesticides for crops, both added value on a relative basis. Monsanto, a name we didn't own, benefited the portfolio after the stock lost nearly 30% on disappointing earnings and lower guidance numbers for fiscal year 2010. In consumer discretionary, our overweight in retailer AutoZone Inc. was a top contributor and our underweight in Lowe's, a name we didn't own, helped the relative performance. AutoZone, an automotive replacement parts retailer, benefited the portfolio after a series of earnings surprises.

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 Wells Fargo Advantage Large Cap Stock Funds 25


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND (CONTINUED)

ACTIVELY MANAGING OUR "PORTFOLIO SIGNATURE" AND INTENDED RISK EXPOSURES SHOULD OFFER VALUE TO INVESTORS BY ISOLATING STOCK SELECTION IN A DIFFICULT MARKET ENVIRONMENT.

This strategy is intended to add value relative to the benchmark throughout a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). The process will continue to construct a portfolio of securities that collectively focuses on company valuation, sentiment expectations, and quality relative to peers, which, taken together, offers good prospects for equity investors.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31,2010)

Exxon Mobil Corporation                       2.77%
Microsoft Corporation                         2.63%
International Business Machines Corporation   2.34%
JPMorgan Chase & Company                      2.27%
Chevron Texaco Corporation                    2.22%
Apple Incorporated                            2.09%
AT&T Incorporated                             2.06%
General Electric Company                      1.95%
Johnson & Johnson                             1.87%
Intel Corporation                             1.66%

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 26 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                                 Expense
                                      Including Sales Charge                  Excluding Sales Charge            Ratio(6)
                              -------------------------------------   -------------------------------------   ------------
                              6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross   Net(7)
                              ---------   ------   ------   -------   ---------   ------   ------   -------   -----   ------
Class A (EVSAX)                 (3.62)     5.00     (1.29)   (1.07)      2.29      11.39    (0.12)   (0.48)    0.92%   0.92%
Class C (EVSTX)                  0.86      9.51     (0.86)   (1.23)      1.86      10.51    (0.86)   (1.23)    1.67%   1.67%
Administrator Class (EVSYX)                                              2.32      11.51     0.13    (0.24)    0.76%   0.74%
Institutional Class (EVSIX)                                              2.32      11.51     0.13    (0.24)    0.49%   0.48%
S&P 500 Index(1)                                                         3.61      13.84    (0.17)   (0.76)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Enhanced S&P 500 Fund. Performance shown for the Institutional Class shares prior to its inception, after the close of business on July 30, 2010, reflects the performance of the Fund's Administrator Class shares. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses, and for the Institutional Class, the July 30, 2010 prospectus.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 28 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

William E. Zieff

FUND INCEPTION

May 8, 1992

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                 1-YEAR
                                 ------
Investor Class(1)                11.49%
Russell 1000(R) Value Index(2)   15.39%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.17% AND 1.27%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF JULY 31, 2010)

                               (PERFORMANCE GRAPH)

                              Wells
                Wells         Fargo
                Fargo       Advantage
              Advantage    Disciplined
             Disciplined      Value      Russell
                Value         Fund -      1000(R)
                Fund -       Investor     Value
               Class A        Class       Index
             -----------   -----------   --------
 7/31/2000       9,425        10,000      10,000
 8/31/2000      10,043        10,656      10,556
 9/30/2000       9,684        10,274      10,653
10/31/2000       9,977        10,584      10,915
11/30/2000       9,803        10,399      10,510
12/31/2000      10,225        10,845      11,036
 1/31/2001      10,828        11,485      11,079
 2/28/2001      10,498        11,134      10,771
 3/31/2001      10,047        10,655      10,390
 4/30/2001      10,758        11,409      10,899
 5/31/2001      11,040        11,707      11,144
 6/30/2001      10,459        11,090      10,897
 7/31/2001      10,470        11,101      10,874
 8/31/2001       9,975        10,576      10,438
 9/30/2001       9,033         9,577       9,704
10/31/2001       9,379         9,942       9,620
11/30/2001      10,003        10,603      10,180
12/31/2001      10,315        10,934      10,419
 1/31/2002      10,023        10,623      10,339
 2/28/2002       9,815        10,402      10,356
 3/31/2002      10,258        10,871      10,846
 4/30/2002       9,868        10,458      10,474
 5/31/2002       9,666        10,243      10,526
 6/30/2002       8,679         9,196       9,922
 7/31/2002       7,876         8,345       8,999
 8/31/2002       7,952         8,425       9,067
 9/30/2002       7,120         7,543       8,059
10/31/2002       7,668         8,123       8,656
11/30/2002       8,152         8,635       9,202
12/31/2002       7,747         8,205       8,802
 1/31/2003       7,634         8,086       8,589
 2/28/2003       7,502         7,946       8,360
 3/31/2003       7,515         7,959       8,374
 4/30/2003       8,022         8,495       9,111
 5/31/2003       8,692         9,204       9,699
 6/30/2003       8,781         9,298       9,820
 7/31/2003       8,825         9,344       9,966
 8/31/2003       9,012         9,541      10,122
 9/30/2003       9,009         9,538      10,023
10/31/2003       9,563        10,123      10,636
11/30/2003       9,848        10,425      10,781
12/31/2003      10,335        10,940      11,445
 1/31/2004      10,634        11,255      11,646
 2/29/2004      10,828        11,460      11,896
 3/31/2004      10,679        11,302      11,792
 4/30/2004      10,553        11,167      11,504
 5/31/2004      10,675        11,296      11,621
 6/30/2004      11,000        11,639      11,896
 7/31/2004      10,573        11,186      11,728
 8/31/2004      10,642        11,259      11,895
 9/30/2004      10,878        11,509      12,079
10/31/2004      11,040        11,679      12,280
11/30/2004      11,594        12,264      12,901
12/31/2004      11,996        12,689      13,333
 1/31/2005      11,792        12,473      13,096
 2/28/2005      12,054        12,748      13,530
 3/31/2005      12,012        12,703      13,345
 4/30/2005      11,796        12,479      13,106
 5/31/2005      12,130        12,821      13,421
 6/30/2005      12,358        13,062      13,568
 7/31/2005      12,712        13,423      13,961
 8/31/2005      12,655        13,369      13,900
 9/30/2005      12,924        13,641      14,095
10/31/2005      12,505        13,203      13,737
11/30/2005      12,964        13,693      14,186
12/31/2005      12,948        13,672      14,273
 1/31/2006      13,430        14,178      14,828
 2/28/2006      13,380        14,122      14,918
 3/31/2006      13,523        14,279      15,120
 4/30/2006      13,957        14,734      15,505
 5/31/2006      13,623        14,369      15,113
 6/30/2006      13,720        14,474      15,210
 7/31/2006      13,912        14,674      15,579
 8/31/2006      14,063        14,829      15,840
 9/30/2006      14,378        15,168      16,156
10/31/2006      14,908        15,724      16,685
11/30/2006      15,224        16,053      17,065
12/31/2006      15,573        16,427      17,448
 1/31/2007      15,791        16,644      17,672
 2/28/2007      15,529        16,373      17,396
 3/31/2007      15,795        16,649      17,665
 4/30/2007      16,476        17,364      18,318
 5/31/2007      17,062        17,985      18,979
 6/30/2007      16,584        17,480      18,535
 7/31/2007      15,804        16,652      17,678
 8/31/2007      15,988        16,851      17,876
 9/30/2007      16,512        17,401      18,490
10/31/2007      16,687        17,582      18,492
11/30/2007      16,024        16,877      17,588
12/31/2007      15,845        16,693      17,418
 1/31/2008      15,123        15,926      16,721
 2/29/2008      14,582        15,361      16,020
 3/31/2008      14,501        15,282      15,900
 4/30/2008      15,247        16,055      16,675
 5/31/2008      15,297        16,104      16,648
 6/30/2008      13,984        14,723      15,055
 7/31/2008      13,923        14,655      15,000
 8/31/2008      14,035        14,779      15,255
 9/30/2008      13,026        13,709      14,134
10/31/2008      10,821        11,389      11,687
11/30/2008      10,114        10,651      10,849
12/31/2008      10,319        10,871      11,000
 1/31/2009       9,237         9,716       9,735
 2/28/2009       8,083         8,506       8,434
 3/31/2009       8,722         9,173       9,156
 4/30/2009       9,474         9,975      10,137
 5/31/2009      10,109        10,643      10,764
 6/30/2009       9,988        10,518      10,684
 7/31/2009      10,732        11,289      11,559
 8/31/2009      11,210        11,802      12,163
 9/30/2009      11,601        12,207      12,633
10/31/2009      11,281        11,866      12,247
11/30/2009      11,888        12,503      12,937
12/31/2009      12,072        12,690      13,166
 1/31/2010      11,687        12,292      12,796
 2/28/2010      12,061        12,684      13,199
 3/31/2010      12,738        13,402      14,059
 4/30/2010      13,027        13,692      14,423
 5/31/2010      11,966        12,593      13,237
 6/30/2010      11,202        11,781      12,492
 7/31/2010      11,989        12,587      13,338

----------
(1.) Performance shown for the Investor Class shares prior to its after the close of business on July 16, 2010, reflects the performance of the Fund's Administrator Class shares, adjusted to reflect Investor Class expenses. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Disciplined Value Fund.

(2.) The Russell 1000(R) Value Index measures the performance of those Russell
     1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE DISCIPLINED
     VALUE FUND'S Class A and Investor Class shares for the most recent ten years with the Russell 1000(R) Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 29


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark for the 12-month period that ended July 31, 2010, in part due to unfavorable stock selection in the industrials, financials, and energy sectors.

- Stock selection in the materials and consumer discretionary sectors aided relative results.

- Our investment process is based upon adding relative value through individual stock selection without forecasting the performance of particular sectors. Consequently, stock selection should account for the majority of the Fund's performance, which was the case for the most recent period.

THE FUND UNDERPERFORMED THE INDEX DURING A VOLATILE PERIOD, LARGELY BECAUSE OF STOCK SELECTION.

During the period, market dynamics were largely driven by macroeconomic risks, including sovereign debt concerns, the moderating growth of the Chinese economy, and concerns about possible deflation. In such an environment, stock market volatility remained at high levels and resulted in large swings for stock prices.

Our process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline. We seek to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment, and quality. These fundamentally based ideas are combined to drive stock selection. For example, stock selection characteristics include high relative cash-flow generation, favorable earnings estimate revisions, and strong corporate financial measures, among others. In the aggregate, our approach seeks to offer portfolio risk characteristics similar to those of the Russell 1000(R) Value Index, while emphasizing those investment characteristics we consider most likely to lead to performance greater than that of the index.

Unfavorable stock selection within the industrials, financials, energy and consumer staples sectors detracted from relative results. Within the industrials sector, relative performance suffered--particularly in the road and rail and aerospace and defense industries. One of the primary detractors was an underweight allocation to aerospace and defense firm The Boeing Company, which rallied by nearly 64% for the period. Overweight positions in engineering and construction firm Fluor Corporation and aerospace and defense firm L-3 Communications Holdings Inc.--both of which lagged their peers--detracted from relative performance. Stock selection within financials and energy was more broadly unsuccessful, despite several positions in these sectors that provided offsetting relative contributions. Although stock selection within the consumer staples sector was a modest detractor, the portfolio did benefit from an overweight position in beverage bottler Coca-Cola Enterprises Inc., as the stock appreciated more than 50%--largely on an announcement that The Coca-Cola Company would buy the bottler's North American operations.

                 30 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (CONTINUED)

SECTOR DISTRIBUTION(4)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary        8%
Consumer Staples             10%
Energy                       11%
Financials                   27%
Health Care                  13%
Industrials                  10%
Information Technology        6%
Materials                     4%
Telecommunication Services    5%
Utilities                     6%

Looking at the performance of the investment measures that we use in stock selection, the portfolio largely benefited from exposure to valuation characteristics, whether based upon intrinsic value or relative value. Relative valuation measures were most successful in the health care and consumer discretionary sectors, while intrinsic valuation measures demonstrated success in the materials and information technology sectors. Relative valuation measures were least successful in the energy and information technology sectors, while intrinsic value measures were least successful in the utilities and consumer staples sectors. Investor sentiment and quality characteristics were generally not favored in the market, nor were measures of stock price momentum.

On a sector-by-sector basis, the portfolio added value through stock selection in the materials and consumer discretionary sectors. Within the materials sector, an overweight position in specialty chemical company The Lubrizol Corporation was an important contributor to relative performance, as the company rose more than 60% for the period on repeatedly strong earnings reports. Selection within the consumer discretionary sector was broadly successful, especially among automobile, household durable, and retailing names.

TEN LARGEST EQUITY HOLDINGS(5)
(AS OF JULY 31, 2010)

JPMorgan Chase & Company           3.33%
AT&T Incorporated                  3.21%
Chevron Corporation                3.10%
General Electric Company           2.95%
Procter & Gamble Company           2.03%
Goldman Sachs Group Incorporated   1.95%
Bank of America Corporation        1.79%
Pfizer Incorporated                1.74%
Citigroup Incorporated             1.65%
Johnson & Johnson                  1.62%

WE REMAIN FOCUSED ON OUR STRATEGY OF SEEKING TO OUTPERFORM THE BENCHMARK OVER A FULL MARKET CYCLE.

The goal of our investment strategy is to consistently add value relative to the benchmark while also managing portfolio risk. We hope to outperform the benchmark over a full market cycle, independent of overall market direction or performance by investment style (growth or value) or company size (large cap or small cap). We will continue to focus on our process of constructing a portfolio of securities that collectively possesses attractive valuation, sentiment, and quality characteristics relative to peers and that we believe offers good prospects to investors.

----------
(4.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(5.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 31


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JULY 31, 2010)

                                        Including Sales Charge                   Excluding Sales Charge          Expense Ratio(7)
                                 -------------------------------------   -------------------------------------   ----------------
                                 6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross    Net(8)
                                 ---------   ------   ------   -------   ---------   ------   ------   -------   -----    ------
Class A (EDSAX)                    (3.32)     5.29    (2.33)     1.83       2.58      11.71   (1.16)     2.44    1.20%     1.10%
Class C (EDSCX)                     1.08      9.72    (1.96)     1.64       2.08      10.72   (1.96)     1.64    1.95%     1.85%
Administrator Class (EDSIX)                                                 2.54      11.84   (0.97)     2.65    1.04%     0.85%
Institutional Class (EDSNX)                                                 2.54      11.84   (0.97)     2.65    0.77%     0.65%
Investor Class (WFDVX)                                                      2.39      11.49   (1.28)     2.33    1.27%     1.17%
Russell 1000(R) Value Index(1)                                              4.24      15.39   (0.91)     2.92

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6.) Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Disciplined Value Fund. Performance shown for Classes A and C shares prior to their inception, March 18, 2005, reflects the performance of the Fund's Administrator Class, and has been adjusted to reflect Class A and Class C expenses as applicable. Performance shown for the Investor Class shares prior to its inception, after the close of business on July 16, 2010, reflects the performance of the Fund's Administrator Class shares, adjusted to reflect Investor Class expenses. Performance shown for the Institutional Class shares prior to its inception, after the close of business on July 30, 2010, reflects the performance of the Fund's Administrator Class shares. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

(7.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses, and for the Institutional Class, the July 30, 2010 prospectus.

(8.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                 32 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael Harris, CFA
Thomas J. Pence, CFA
Michael T. Smith, CFA

FUND INCEPTION

December 29, 2000

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010
(EXCLUDING SALES CHARGES)

                                  1-YEAR
                                  ------
Class A                           12.00%
Russell 1000(R) Growth Index(1)   13.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.26% AND 1.34%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH NOVEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE CONTRACTUAL EXPENSE RATIO AT 1.25%, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                               (PERFORMANCE GRAPH)

                                 Wells Fargo
                                  Advantage
               Wells Fargo     Endeavor Select   Russell
                Advantage           Fund -       1000(R)
             Endeavor Select    Administrator     Growth
              Fund - Class A        Class         Index
             ---------------   ---------------   -------
12/29/2000         9,425            10,000        10,000
12/31/2000         9,425            10,000        10,000
 1/31/2001        10,104            10,720        10,691
 2/28/2001         8,445             8,960         8,876
 3/31/2001         7,549             8,010         7,910
 4/30/2001         8,228             8,730         8,910
 5/31/2001         8,341             8,850         8,779
 6/30/2001         8,454             8,970         8,576
 7/31/2001         8,002             8,490         8,362
 8/31/2001         7,418             7,870         7,678
 9/30/2001         6,635             7,040         6,911
10/31/2001         6,975             7,400         7,274
11/30/2001         7,493             7,950         7,973
12/31/2001         7,531             7,990         7,958
 1/31/2002         7,088             7,520         7,817
 2/28/2002         6,607             7,010         7,493
 3/31/2002         7,191             7,630         7,752
 4/30/2002         6,777             7,190         7,119
 5/31/2002         6,654             7,060         6,947
 6/30/2002         6,277             6,660         6,304
 7/31/2002         5,740             6,090         5,958
 8/31/2002         5,787             6,140         5,976
 9/30/2002         5,683             6,030         5,356
10/31/2002         6,070             6,440         5,847
11/30/2002         6,202             6,580         6,165
12/31/2002         5,760             6,111         5,739
 1/31/2003         5,599             5,941         5,599
 2/28/2003         5,580             5,921         5,574
 3/31/2003         5,694             6,041         5,678
 4/30/2003         6,005             6,371         6,097
 5/31/2003         6,354             6,742         6,402
 6/30/2003         6,458             6,852         6,490
 7/31/2003         6,864             7,283         6,651
 8/31/2003         7,223             7,664         6,817
 9/30/2003         7,091             7,524         6,744
10/31/2003         7,629             8,095         7,123
11/30/2003         7,639             8,105         7,197
12/31/2003         7,894             8,375         7,446
 1/31/2004         8,318             8,826         7,598
 2/29/2004         8,337             8,846         7,646
 3/31/2004         8,252             8,756         7,504
 4/30/2004         7,875             8,355         7,417
 5/31/2004         8,300             8,806         7,555
 6/30/2004         8,639             9,166         7,650
 7/31/2004         8,016             8,505         7,217
 8/31/2004         7,790             8,265         7,182
 9/30/2004         8,271             8,776         7,250
10/31/2004         8,507             9,026         7,363
11/30/2004         8,970             9,517         7,616
12/31/2004         9,220             9,782         7,915
 1/31/2005         8,908             9,451         7,651
 2/28/2005         8,888             9,430         7,733
 3/31/2005         8,849             9,389         7,592
 4/30/2005         8,571             9,094         7,447
 5/31/2005         9,210             9,772         7,807
 6/30/2005         9,303             9,881         7,779
 7/31/2005         9,757            10,363         8,159
 8/31/2005         9,777            10,385         8,054
 9/30/2005        10,015            10,626         8,091
10/31/2005         9,664            10,264         8,012
11/30/2005        10,108            10,735         8,358
12/31/2005        10,162            10,803         8,332
 1/31/2006        10,474            11,135         8,478
 2/28/2006        10,224            10,870         8,464
 3/31/2006        10,349            11,002         8,589
 4/30/2006        10,391            11,058         8,578
 5/31/2006         9,881            10,505         8,287
 6/30/2006         9,922            10,560         8,254
 7/31/2006         9,735            10,351         8,097
 8/31/2006         9,870            10,505         8,350
 9/30/2006        10,151            10,815         8,579
10/31/2006        10,370            11,046         8,881
11/30/2006        10,609            11,301         9,057
12/31/2006        10,558            11,246         9,088
 1/31/2007        10,901            11,610         9,321
 2/28/2007        10,683            11,378         9,146
 3/31/2007        10,880            11,599         9,196
 4/30/2007        11,172            11,909         9,629
 5/31/2007        11,599            12,362         9,975
 6/30/2007        11,401            12,163         9,826
 7/31/2007        11,297            12,052         9,674
 8/31/2007        11,443            12,207         9,828
 9/30/2007        12,005            12,814        10,240
10/31/2007        12,474            13,323        10,588
11/30/2007        12,119            12,936        10,198
12/31/2007        12,341            13,182        10,161
 1/31/2008        10,944            11,689         9,369
 2/29/2008        11,081            11,845         9,183
 3/31/2008        10,965            11,722         9,127
 4/30/2008        12,015            12,837         9,606
 5/31/2008        12,593            13,461         9,958
 6/30/2008        11,837            12,658         9,241
 7/31/2008        11,364            12,157         9,065
 8/31/2008        11,186            11,968         9,163
 9/30/2008         9,390            10,051         8,102
10/31/2008         7,667             8,201         6,675
11/30/2008         6,795             7,265         6,144
12/31/2008         6,863             7,348         6,255
 1/31/2009         6,600             7,070         5,955
 2/28/2009         6,119             6,559         5,507
 3/31/2009         6,677             7,151         5,998
 4/30/2009         7,060             7,569         6,574
 5/31/2009         7,301             7,836         6,899
 6/30/2009         7,367             7,906         6,977
 7/31/2009         7,936             8,521         7,472
 8/31/2009         8,067             8,660         7,627
 9/30/2009         8,417             9,032         7,952
10/31/2009         8,231             8,846         7,844
11/30/2009         8,833             9,485         8,326
12/31/2009         9,074             9,743         8,583
 1/31/2010         8,461             9,092         8,209
 2/28/2010         8,811             9,464         8,491
 3/31/2010         9,424            10,138         8,982
 4/30/2010         9,523            10,231         9,082
 5/31/2010         8,790             9,452         8,389
 6/30/2010         8,198             8,813         7,927
 7/31/2010         8,888             9,557         8,492

----------
(1.) The Russell 1000(R) Growth Index measures the performance of those Russell
     1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE ENDEAVOR
     SELECT FUND'S Class A and Administrator Class shares for the life of the Fund with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 33


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The U.S. economic recovery was uneven in the past year. Manufacturing activity and corporate earnings growth showed positive trends. However, unemployment remained stubbornly high, credit conditions remained strained, and sovereign debt risks increased. Investor sentiment swung wildly during the period. This environment was challenging for bottom-up security selection which led the Fund to underperform its benchmark.

- Positioning in the information technology and health care sectors detracted from the Fund's relative performance. Strong stock selection in the consumer discretionary and financials sectors contributed to positive results.

- Despite a macroeconomic environment that continues to challenge us, we remain faithful to our growth investing principle of bottom-up stock selection and to maintaining a healthy balance between risk and return.

A REMARKABLY STRONG EARNINGS RECOVERY GAVE WAY TO HEIGHTENED VOLATILITY.

For equity investors, the 12-month period that ended July 31, 2010, resembled a road trip through a foreign land. On the heels of a remarkably strong earnings recovery, the final destination of a sustainable economic recovery seemed just around the bend. Then, in a "flash crash," the skies turned gray and the global positioning system went haywire. Riots in Greece and a sovereign debt crisis in Europe made the terrain seem suddenly treacherous. Concerns developed about the impact of deficit spending and austerity programs. Economic indicators in the United States, particularly around housing and employment, grew increasingly mixed. Political winds shifted in uncertain directions as the heat turned up on reforms in the health care, financials, and energy sectors. Indications of a slowdown in China surfaced, and most tragic of all, a horrendous oil spill disaster hit the Gulf of Mexico. Faced with this macro uncertainty, investor sentiment shifted dramatically and created heightened volatility.

Despite strong fundamentals, technology stocks lagged during the period, and stock selection hurt the Fund's relative results. Our thesis on Motorola Inc. was that the company's new Android product had the potential for strong share gains in the smartphone market. The initial response to the Android phone was positive, but sales skewed to lower-priced, less feature-rich phones that pressured profit margins. This affected our fundamental outlook and triggered our sell discipline. Qualcomm Inc. was another stock with a thesis tied to broader penetration of smartphones. Qualcomm's consistent royalty stream from its CDMA technology, anticipated market share gains, and increased revenues from smartphone penetration are all

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                  (PIE CHART)

Consumer Discretionary       22%
Consumer Staples              2%
Energy                        9%
Financials                   10%
Health Care                  10%
Industrials                  13%
Information Technology       31%
Telecommunication Services    3%

                 34 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND (CONTINUED)

strong growth drivers for the company. Unfortunately, like Motorola, Qualcomm's growth came in below expectations when feature-rich, higher-priced phones lagged the market. Lastly, concerns about the future growth of Google Inc. grew after its highly publicized dispute with the Chinese government. We continue to hold the stock based on its dominant position in several secular growth markets, as well as a potential recovery in future advertising spending.

Strong stock selection in the consumer discretionary sector added meaningfully to performance. Online retailer Amazon.com Inc. continued to gain e-commerce market share and should continue to benefit from the secular shift away from traditional "brick and mortar" retailers. DirecTV Group, Inc., a leading provider of high definition and sports programming, was another strong contributor to performance. The company is benefiting from higher pricing and strong subscriber additions; it also has an improved capital structure and underappreciated growth in its Latin American business. Ford Motor Company was poised to take market share, with a significant amount of supply and production capacity removed from the industry during the downturn. A strong management team, new product launches, and a company untarnished by government handouts were positives for Ford.

OUR FUNDAMENTAL APPROACH TO RESEARCH LED OUR DECISION-MAKING PROCESS.

The portfolio is positioned to favor companies with the strongest growth outlooks. The portfolio's projected earnings growth rate is much higher than the broad markets. We believe that strong profit growth will intersect with compelling valuations, particularly when measured by earnings yields and free cash flow. We are taking advantage of these valuations to upgrade the portfolio with companies that will likely separate themselves from the pack. We see strong opportunity in the technology sector, with secular growth themes such as wireless data demand, infrastructure spending, cloud computing, network storage, and smartphones. Health care is another area of concentration, as themes such as increasing coverage, cost reduction, and generic drugs look attractive. Cyclical recoveries in consumer industries such as advertising, media, auto manufacturing, aerospace, travel, and consumer credit are all positive areas for the portfolio. Staples, commodities, industrials, and utilities look less attractive.

WE ARE OPTIMISTIC ABOUT AN ECONOMIC RECOVERY AND A POTENTIAL MARKET ENVIRONMENT THAT COULD BECOME FAVORABLE TO FUNDAMENTAL INVESTING.

Contrary to the current market climate, we remain sanguine about the future. We have invested heavily in our research systems, fine-tuned aspects of our process,

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 Wells Fargo Advantage Large Cap Stock Funds 35


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND (CONTINUED)

and added analytical depth. More important, despite the current macro malaise, fundamentals of our companies continue to look extremely solid. In a world of political unrest and macro risks, we recognize that valuation multiples have been compressed. However, we think the liquidity on U.S. corporate balance sheets will prove very attractive. Investors just need to shift focus away from oil spills, bailouts, and riots. Inventories are lean, top-line unit growth is recovering, and operating leverage remains high. Industrial production is rising and, after excessive destocking, equipment orders are taking off. Capital spending, including hiring workers, will remain an important trend and will provide a jolt to this recovery. As a result, we expect companies to continue to beat earnings expectations and issue upbeat guidance.

This tug of war between macro and micro will most likely continue, but the market has already priced in a considerable amount of bad macro news. The environment for basic "roll up your sleeves" fundamental stock picking, or what we like to call "surrounding the company," should improve. We thank you for investing with our team and look forward to a more pleasant road trip in the future.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                   5.81%
American Express Company             3.92%
Cisco Systems Incorporated           3.14%
Walt Disney Company                  3.13%
Daimler AG                           3.11%
American Tower Corporation Class A   2.79%
Ford Motor Company                   2.56%
Noble Energy Incorporated            2.52%
EMC Corporation                      2.46%
Eaton Corporation                    2.43%

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 36 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                                   Expense
                                       Including Sales Charge                   Excluding Sales Charge             Ratio(6)
                              ---------------------------------------  ---------------------------------------  -------------
                              6 Months*  1 Year  5 Year  Life of Fund  6 Months*  1 Year  5 Year  Life of Fund  Gross  Net(7)
                              ---------  ------  ------  ------------  ---------  ------  ------  ------------  -----  ------
Class A (STAEX)                 (0.98)     5.59  (3.01)     (1.22)        5.05     12.00  (1.85)     (0.61)     1.34%   1.26%
Class B (WECBX)**               (0.40)     6.11  (3.06)     (1.16)        4.60     11.11  (2.61)     (1.16)     2.08%   2.01%
Class C (WECCX)                  3.60     10.11  (2.59)     (1.36)        4.60     11.11  (2.59)     (1.36)     2.09%   2.01%
Administrator Class (WECDX)                                               5.12     12.16  (1.61)     (0.47)     1.16%   1.01%
Institutional Class (WFCIX)                                               5.21     12.41  (1.41)     (0.37)     0.89%   0.81%
Russell 1000 Growth Index(1)                                              3.46     13.65   0.80      (1.69)

----------
*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for the Administrator Class and Institutional Class shares prior to their inception, April 11, 2005, reflects the performance of the Fund's Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. If it did include Class A sales charges, returns would have been lower.

(6.) Reflects the expense ratios as stated in the December 1, 2009 prospectuses.

(7.) Effective December 1, 2009, the investment adviser has contractually committed through November 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratios at 1.25% for Class A shares, 2.00% for Class B and C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 38 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION

December 31, 1993

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                  1-YEAR
                                  ------
Investor Class                    23.42%
Russell 3000(R) Growth Index(1)   13.88%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.37% AND 1.46%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH NOVEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                               (PERFORMANCE GRAPH)

              Wells Fargo      Wells Fargo    Russell
               Advantage        Advantage       3000
             Growth Fund -    Growth Fund -   Growth
                Class A      Investor Class    Index
             -------------   --------------   -------
 7/31/2000        9,425          10,000        10,000
 8/31/2000       10,548          11,193        10,915
 9/30/2000       10,307          10,943         9,915
10/31/2000        9,127           9,693         9,423
11/30/2000        7,778           8,263         8,012
12/31/2000        8,003           8,504         7,807
 1/31/2001        7,614           8,096         8,352
 2/28/2001        6,486           6,898         6,954
 3/31/2001        5,803           6,172         6,206
 4/30/2001        6,234           6,634         6,989
 5/31/2001        6,154           6,546         6,906
 6/30/2001        6,062           6,448         6,773
 7/31/2001        5,803           6,175         6,575
 8/31/2001        5,328           5,672         6,045
 9/30/2001        4,655           4,955         5,417
10/31/2001        4,794           5,103         5,716
11/30/2001        5,183           5,518         6,260
12/31/2001        5,238           5,580         6,274
 1/31/2002        5,116           5,450         6,156
 2/28/2002        4,821           5,138         5,891
 3/31/2002        5,066           5,396         6,115
 4/30/2002        4,854           5,172         5,641
 5/31/2002        4,744           5,052         5,490
 6/30/2002        4,449           4,737         4,986
 7/31/2002        4,052           4,317         4,678
 8/31/2002        4,008           4,270         4,691
 9/30/2002        3,787           4,033         4,213
10/31/2002        4,038           4,301         4,589
11/30/2002        4,255           4,535         4,850
12/31/2002        3,915           4,169         4,515
 1/31/2003        3,832           4,084         4,405
 2/28/2003        3,811           4,058         4,379
 3/31/2003        3,883           4,137         4,459
 4/30/2003        4,121           4,390         4,795
 5/31/2003        4,407           4,693         5,053
 6/30/2003        4,485           4,775         5,124
 7/31/2003        4,666           4,974         5,270
 8/31/2003        4,875           5,191         5,412
 9/30/2003        4,717           5,027         5,348
10/31/2003        5,066           5,396         5,660
11/30/2003        5,149           5,485         5,729
12/31/2003        5,092           5,425         5,914
 1/31/2004        5,215           5,557         6,049
 2/29/2004        5,271           5,617         6,084
 3/31/2004        5,200           5,542         5,982
 4/30/2004        5,083           5,419         5,894
 5/31/2004        5,271           5,617         6,004
 6/30/2004        5,414           5,772         6,089
 7/31/2004        5,015           5,346         5,728
 8/31/2004        4,890           5,210         5,692
 9/30/2004        5,092           5,428         5,767
10/31/2004        5,191           5,532         5,861
11/30/2004        5,510           5,873         6,087
12/31/2004        5,727           6,107         6,324
 1/31/2005        5,492           5,857         6,106
 2/28/2005        5,539           5,908         6,173
 3/31/2005        5,456           5,816         6,050
 4/30/2005        5,191           5,532         5,912
 5/31/2005        5,557           5,924         6,209
 6/30/2005        5,623           5,993         6,204
 7/31/2005        5,912           6,299         6,519
 8/31/2005        5,813           6,195         6,434
 9/30/2005        5,951           6,340         6,466
10/31/2005        5,879           6,261         6,388
11/30/2005        6,216           6,621         6,670
12/31/2005        6,249           6,656         6,651
 1/31/2006        6,684           7,116         6,813
 2/28/2006        6,561           6,987         6,800
 3/31/2006        6,827           7,268         6,921
 4/30/2006        6,958           7,407         6,911
 5/31/2006        6,508           6,927         6,653
 6/30/2006        6,538           6,955         6,629
 7/31/2006        6,094           6,485         6,484
 8/31/2006        6,222           6,618         6,685
 9/30/2006        6,338           6,741         6,857
10/31/2006        6,576           6,993         7,115
11/30/2006        6,797           7,227         7,259
12/31/2006        6,746           7,170         7,280
 1/31/2007        7,011           7,454         7,462
 2/28/2007        6,996           7,435         7,332
 3/31/2007        7,169           7,618         7,374
 4/30/2007        7,414           7,877         7,708
 5/31/2007        7,825           8,316         7,991
 6/30/2007        7,858           8,347         7,878
 7/31/2007        7,855           8,341         7,731
 8/31/2007        7,986           8,480         7,860
 9/30/2007        8,558           9,086         8,181
10/31/2007        8,996           9,550         8,467
11/30/2007        8,632           9,165         8,132
12/31/2007        8,608           9,136         8,109
 1/31/2008        7,718           8,193         7,468
 2/29/2008        7,485           7,943         7,311
 3/31/2008        7,378           7,830         7,266
 4/30/2008        7,849           8,328         7,647
 5/31/2008        8,054           8,546         7,940
 6/30/2008        7,613           8,073         7,376
 7/31/2008        7,509           7,962         7,259
 8/31/2008        7,536           7,994         7,345
 9/30/2008        6,660           7,063         6,496
10/31/2008        5,533           5,867         5,331
11/30/2008        5,018           5,321         4,891
12/31/2008        5,131           5,441         4,992
 1/31/2009        4,973           5,273         4,741
 2/28/2009        4,651           4,929         4,375
 3/31/2009        4,964           5,261         4,765
 4/30/2009        5,471           5,797         5,241
 5/31/2009        5,706           6,047         5,497
 6/30/2009        5,879           6,230         5,567
 7/31/2009        6,296           6,671         5,965
 8/31/2009        6,508           6,896         6,084
 9/30/2009        6,844           7,249         6,353
10/31/2009        6,755           7,154         6,240
11/30/2009        7,166           7,590         6,609
12/31/2009        7,569           8,016         6,839
 1/31/2010        7,145           7,565         6,540
 2/28/2010        7,503           7,946         6,769
 3/31/2010        8,066           8,540         7,172
 4/30/2010        8,254           8,735         7,269
 5/31/2010        7,738           8,189         6,720
 6/30/2010        7,378           7,808         6,344
 7/31/2010        7,777           8,234         6,793

----------
(1.) The Russell 3000(R) Growth Index measures the performance of those Russell
     3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH
     FUND'S Class A and Investor Class shares for the most recent ten years with the Russell 3000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 39


Performance Highlights (Unaudited)

                                   WELLS FARGO ADVANTAGE GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- While keeping true to our discipline of investing in stocks with both robust and sustainable growth prospects, we were able to find some stocks that performed very well over the 12-month period that ended July 31, 2010. As a result, stock selection was the biggest driver of the Fund's outperformance.

- During the period, the technology, consumer discretionary, and energy sectors highlighted our stock-picking capabilities. A key theme for successful stocks like Cognizant Technology Solutions Corp., Sybase Inc., Priceline.com, Netflix Inc., Brigham Exploration Company, Shire Pharmaceuticals and Mettler-Toledo International Inc. has been not only their ability to execute in an improving economy but also for investors to have confidence that their growth is sustainable beyond an economic bounce.

- Our underweight in industrials hurt us during the year, and our financials holdings did not perform as hoped, as the prospects for a more normal interest-rate environment never materialized.

ECONOMIC NEWS CONTINUES TO DRIVE MARKETS, PROVIDING A FEW CHALLENGES AND MANY OPPORTUNITIES. AS A RESULT, WE CONTINUE TO FOCUS ON GROWTH STOCKS THAT WE FEEL ARE BEING UNDERAPPRECIATED AND MISPRICED.

The period saw the stock market respond to an improved economic environment and then wrestle with continued economic concerns. Some of these concerns include European sovereign debt, China fiscal and monetary tightening, a stuttering U.S. employment situation, and a toughened regulatory environment. We believe that while the economic environment is not robust, it is still providing opportunity. Companies are investing in technology to cut costs and strategically become more competitive. This has benefited Cognizant and Sybase. SAP AG liked Sybase's growth prospects so much that it acquired the company. Using the Internet to steer entertainment choices has become vital to consumers--Priceline and Netflix have created services that capitalize on this phenomenon. We felt that our investments in TD Ameritrade and State Street Corporation, while strong long-term business models, would get a jump start when short-term interest rates started to rise. Unfortunately, uncertain economic footing has delayed the prospects for rising short-term rates.

                 40 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GROWTH FUND (CONTINUED)

                                   (PIE CHART)

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

Consumer Discretionary       -19%
Consumer Staples              -1%
Energy                        -8%
Financials                    -5%
Health Care                  -19%
Industrials                   -6%
Information Technology       -37%
Materials                     -3%
Telecommunication Services    -2%

WE MODESTLY ADJUSTED PORTFOLIO POSITIONING WITH A GOAL OF CAPITALIZING ON UNDERVALUED OPPORTUNITIES AND DRIVING ALPHA(5).

We did make some strategic changes to the portfolio during the period. We increased our weighting in the consumer discretionary sector as we saw employment start to stabilize. We had some strong, sustainable growth franchises in the consumer discretionary sector on our radar screen, and when the market provided valuation opportunity, we increased some of our positions. A more uncertain economic and employment environment later in the period caused us to become increasingly selective among consumer stocks. We also decreased our technology weighting. This decision was tied in part to trimming several stocks that had appreciated closer to our price targets; another factor included our recognition that the economy could make growth choppier for some technology companies.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                          3.36%
Alexion Pharmaceuticals Incorporated        2.78%
Google Incorporated Class A                 2.66%
Mettler-Toledo International Incorporated   2.24%
Cisco Systems Incorporated                  2.02%
Priceline.com Incorporated                  1.96%
Praxair Incorporated                        1.86%
Monolithic Power Systems                    1.64%
Tractor Supply Company                      1.64%
TD Ameritrade Holding Corporation           1.63%

PACE OF ECONOMIC GROWTH APPEARS SLOW, BUT THOROUGH, FUNDAMENTAL RESEARCH WILL IDENTIFY GROWTH STOCKS THAT HAVE THE POTENTIAL FOR SUSTAINING A HIGH LEVEL OF GROWTH AND FOR EXCEEDING MARKET EXPECTATIONS. Despite the economic uncertainties the market is wrestling with, we still see opportunity. Our goal is to find stocks with robust, sustainable, and underappreciated growth prospects. Oftentimes, when stock market participants becomes concerned, it starts to underappreciate or misvalue companies' growth trajectories. This dynamic is why we spend days reading financial statements, running quantitative screens, and interviewing managers to try to uncover. Our current research leads us to believe that the economy won't double dip but will instead be in for a period of low inflation and slower growth. Those stocks that show robust, sustainable growth in this environment should be rewarded.

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

(5.) Alpha measures the difference between a fund's actual returns and its expected performance, given its level of risk (as measured by beta). Alpha is based on historical performance and does not represent future results.

                 Wells Fargo Advantage Large Cap Stock Funds 41


Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JULY 31, 2010)

                                                                                                                       Expense
                                         (Including Sales Charge)                 Excluding Sales Charge              Ratio(7)
                                  -------------------------------------   --------------------------------------   --------------
                                  6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year    10 Year   Gross   Net(8)
                                  ---------   ------   ------   -------   ---------   ------   ------    -------   -----   ------
Class A (SGRAX)                      2.59      16.41    4.39     (2.48)      8.84      23.52    5.64      (1.90)    1.35%   1.30%
Class C (WGFCX)                      7.48      21.58    4.86     (2.66)      8.48      22.58    4.86      (2.66)    2.10%   2.05%
Administrator Class (SGRKX)                                                  9.05      23.93    6.01      (1.50)    1.18%   0.96%
Institutional Class (SGRNX)                                                  9.12      24.13    6.16      (1.30)    0.91%   0.80%
Investor Class (SGROX)                                                       8.84      23.42    5.50      (1.92)    1.46%   1.37%
Russell 3000(R) Growth Index(1)                                              3.87      13.88    0.83      (3.79)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------------
(6.) Performance shown for the Administrator Class shares prior to its inception, August 30, 2002, reflects the performance of the Fund's Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Class C shares prior to its inception, December 26, 2002, reflects the performance of the Fund's Investor Class shares, adjusted to reflect Class C expenses. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for Class A shares from February 24, 2000 through June 19, 2008 includes Advisor Class expenses, and is adjusted to reflect Class A sales charges.

(7.) Reflects the expense ratios as stated in the December 1, 2009 prospectuses.

(8.) Effective December 1, 2009, the investment adviser has contractually committed through November 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                 42 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INTRINSIC FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Metropolitan West Capital Management, LLC

PORTFOLIO MANAGERS

Howard Gleicher, CFA
Gary Lisenbee
David M. Graham
Jeffrey Peck

FUND INCEPTION

August 1, 2006

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                  1-Year
                                  ------
Institutional Class                16.93%
Russell 1000(R) Value Index(1)     15.39%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INSTITUTIONAL CLASS SHARES ARE 0.86% AND 0.86%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE CONTRACTUAL EXPENSE RATIO AT 0.85%, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                                 Wells Fargo
                                  Advantage
               Wells Fargo     Intrinsic Value   Russell
                Advantage           Fund -         1000
             Intrinsic Value    Institutional     Value
              Fund - Class A        Class         Index
             ---------------   ---------------   -------
  8/1/2006         9,425            10,000        10,000
 8/31/2006         9,717            10,310        10,167
 9/30/2006         9,953            10,560        10,370
10/31/2006        10,160            10,780        10,709
11/30/2006        10,349            10,980        10,954
12/31/2006        10,412            11,063        11,200
 1/31/2007        10,525            11,183        11,343
 2/28/2007        10,478            11,123        11,166
 3/31/2007        10,591            11,253        11,339
 4/30/2007        10,960            11,645        11,758
 5/31/2007        11,319            12,036        12,182
 6/30/2007        11,158            11,865        11,897
 7/31/2007        10,894            11,584        11,347
 8/31/2007        11,064            11,765        11,474
 9/30/2007        11,432            12,166        11,868
10/31/2007        11,640            12,387        11,870
11/30/2007        11,355            12,084        11,290
12/31/2007        11,463            12,194        11,180
 1/31/2008        10,951            11,660        10,733
 2/29/2008        10,517            11,199        10,283
 3/31/2008        10,468            11,147        10,206
 4/30/2008        11,079            11,796        10,703
 5/31/2008        11,197            11,932        10,686
 6/30/2008        10,163            10,833         9,663
 7/31/2008        10,035            10,697         9,628
 8/31/2008        10,133            10,791         9,792
 9/30/2008         9,129             9,724         9,073
10/31/2008         7,721             8,237         7,502
11/30/2008         7,089             7,566         6,964
12/31/2008         7,269             7,759         7,061
 1/31/2009         6,700             7,153         6,249
 2/28/2009         5,961             6,367         5,414
 3/31/2009         6,610             7,058         5,877
 4/30/2009         7,419             7,919         6,507
 5/31/2009         7,789             8,323         6,909
 6/30/2009         7,818             8,344         6,858
 7/31/2009         8,468             9,045         7,419
 8/31/2009         8,767             9,364         7,807
 9/30/2009         9,007             9,630         8,109
10/31/2009         8,837             9,439         7,861
11/30/2009         9,246             9,885         8,304
12/31/2009         9,477            10,138         8,451
 1/31/2010         9,246             9,891         8,213
 2/28/2010         9,578            10,245         8,472
 3/31/2010        10,059            10,770         9,024
 4/30/2010        10,361            11,081         9,258
 5/31/2010         9,588            10,255         8,497
 6/30/2010         9,186             9,838         8,018
 7/31/2010         9,879            10,577         8,561

----------
(1.) The Russell 1000(R) Value Index measures the performance of those Russell
     1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE INTRINSIC
     VALUE FUND'S Class A and Institutional Class shares for the life of the Fund with the Russell 1000(R) Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 43


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE INTRINSIC VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark for the 12-month period that ended July 31, 2010. Security selection was the most significant contributor to the Fund's outperformance.

- Due to our bottom-up investment process, longer-term relative performance is typically more affected by individual stock performance than by sector overweights or underweights. Such was the case for this past period, as favorable stock selection in several sectors--most notably information technology and industrials--accounted for the majority of the Fund's outperformance relative to the benchmark.

- Detractors from performance included holdings in the consumer discretionary, materials, and financials sectors.

OUR BOTTOM-UP STOCK SELECTION DECISIONS GENERALLY RESULTED IN FAVORABLE RELATIVE PERFORMANCE FOR THE PERIOD.

As measured by the Russell U.S. indices, large cap companies underperformed mid cap and small cap companies for the period. The Fund's performance relative to the Russell 1000(R) Value Index(1) was thus aided by our lower exposure to mega cap companies.

Within the information technology sector, allocations to consumer electronics firm Apple Inc. and storage solutions provider EMC Corporation aided relative results, as did positions in aerospace and defense firm The Boeing Company and industrial and agricultural equipment manufacturer Deere & Company in the industrials sector. The Fund's sizable underweight to the energy sector--which is the result of bottom-up stock selection decisions rather than macroeconomic forecasts--also added value, as that sector underperformed the market.

Security selection in the consumer discretionary, materials, and financials sectors detracted from relative performance. Overall, the Fund's non-U.S. holdings detracted from performance relative to the Russell 1000(R) Value Index. We nonetheless maintain our global perspective, which we believe allows us to better understand the companies in which we invest within the context of their worldwide competitors, suppliers, and customers.

The positioning of the Fund relative to the index shifted noticeably during the period as a result of trades, stock price movements, and the reconstitution of the Russell indices on June 30, 2010. Within the industrials sector, a new position in machinery company SPX Corporation combined with strong relative stock performance and a decrease in the benchmark's industrials allocation to push the

                 44 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTRINSIC VALUE FUND (CONTINUED)

Fund from an underweight to a slight overweight to the sector. The Fund's overweight to the consumer staples sector fell significantly as we divested the Fund's positions in foodservice distributor Sysco Corporation and food products manufacturer Kellogg Company and replaced them with a single investment in food manufacturer H.J. Heinz Company. Meanwhile, the Russell 1000 Value Index weight in the consumer staples sector nearly doubled.

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary        9
Consumer Staples             16
Energy                        9
Financials                   16
Health Care                  10
Industrials                  10
Information Technology       18
Materials                     3
Telecommunication Services    3
Utilities                     6

The Fund also reduced its relative exposure to information technology as a result of the sale of software company Adobe Systems Inc. and an increase in the benchmark's weight in the sector. Meanwhile, the Fund's underweight to the energy sector decreased because of a new investment in integrated oil company Hess Corporation, as well as a sizable decrease in the benchmark's allocation to the sector. Finally, the Fund's underweight to financials increased as we sold two investments (insurer Aflac Inc. and commercial bank Synovus Financial Corporation) and purchased one (European bank Banco Santander S.A. ADR). An increase in the benchmark's financials weight also widened the gap between the portfolio and the index. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

IN A TURBULENT MARKET, WE REMAIN CAUTIOUSLY OPTIMISTIC.

Our bottom-up investment approach minimizes our reliance on economic forecasts and seeks to find companies that we feel will outpace their competitors in different and difficult economic and market environments. While current news headlines will typically affect the market, we strive to determine whether current headlines are analyzable, truly differentiated, and meaningful to long-term investors. Where broader issues are indeed relevant, we focus on the long term, attempting to minimize the distractions of today's front-page topics.

Our opinion remains that the U.S. and global economies are in the process of returning to normal and will maintain their recent upward growth trajectories, but that the recovery will be muted and uneven and may not be sufficient to result in rapid growth. We believe that this environment should favor our company-centric investment approach because companies will need to focus

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 Wells Fargo Advantage Large Cap Stock Funds 45


Performance Highlights (Unaudited)

                          WELLS FARGO ADVANTAGE INTRINSIC VALUE FUND (CONTINUED)

on firm-specific factors such as innovation, new markets, and margin improvement, rather than depending on a strong economic recovery. We believe that our disciplined investment process, combined with the attractive valuations of the companies within our portfolio, will help us to continue to add value for shareholders over complete market cycles.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                            3.62%
International Business Machines Corporation   3.17%
EMC Corporation                               3.02%
Oracle Corporation                            2.92%
Banco Santander Central Hispano SA ADR        2.86%
JPMorgan Chase & Company                      2.71%
Boeing Company                                2.60%
Vodafone Group plc ADR                        2.50%
Deere & Company                               2.49%
ConocoPhillips                                2.48%

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 46 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTRINSIC VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                       Including Sales Charge             Excluding Sales Charge         Expense Ratio(6)
                                 ---------------------------------   ---------------------------------   ----------------
                                 6 Months*   1 Year   Life of Fund   6 Months*   1 Year   Life of Fund    Gross    Net(7)
                                 ---------   ------   ------------   ---------   ------   ------------   ------   -------
Class A (EIVAX)                     0.70       9.96      (0.30)         6.84      16.67       1.18        1.29%    1.18%
Class B (EIVBX)**                   1.35      10.71      (0.28)         6.35      15.71       0.45        2.04%    1.93%
Class C (EIVCX)                     5.46      14.71       0.45          6.46      15.71       0.45        2.04%    1.93%
Administrator Class (EIVDX)                                             6.88      16.82       1.31        1.13%    0.96%
Institutional Class (EIVIX)                                             6.93      16.93       1.41        0.86%    0.86%
Russell 1000(R) Value Index(1)                                          4.24      15.39      (3.76)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Intrinsic Value Fund. The inception date for all classes of the Fund was August 1, 2006. Performance shown for the Administrator Class shares prior to its inception, after the close of business on July 30, 2010, reflects the performance of the Fund's Institutional Class shares. The performance shown has been adjusted to include the higher expenses applicable to the Administrator Class shares.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses, and for Administrator Class, the July 30, 2010 prospectus.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratios at 1.17% for Class A shares, 1.92% for Class B and C shares, 0.95% for Administrator shares and 0.85% for Institutional shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 48 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE LARGE CAP CORE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE LARGE CAP CORE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Golden Capital Management, LLC

PORTFOLIO MANAGER

Jeff C. Moser, CFA

FUND INCEPTION

December 17, 2007

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                    1-Year
                    ------
Investor Class(1)    7.22%
S&P 500 Index(2)    13.84%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.21% AND 1.37%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

                            Wells Fargo
             Wells Fargo     Advantage
              Advantage      Large Cap
              Large Cap      Core Fund
              Core Fund      -Investor     S&P 500
               -Class A        Class        Index
             -----------   ------------    -------
12/17/2007      9,425         10,000        10,000
12/31/2007      9,510         10,088        10,163
 1/31/2008      8,869          9,413         9,553
 2/29/2008      8,633          9,150         9,243
 3/31/2008      8,530          9,045         9,203
 4/30/2008      8,926          9,461         9,651
 5/31/2008      9,171          9,716         9,776
 6/30/2008      8,407          8,913         8,952
 7/31/2008      8,266          8,760         8,877
 8/31/2008      8,417          8,915         9,005
 9/30/2008      7,700          8,144         8,203
10/31/2008      6,569          6,946         6,825
11/30/2008      6,107          6,456         6,336
12/31/2008      6,183          6,542         6,403
 1/31/2009      5,773          6,106         5,863
 2/28/2009      5,249          5,559         5,239
 3/31/2009      5,630          5,959         5,698
 4/30/2009      5,897          6,238         6,243
 5/31/2009      6,183          6,537         6,592
 6/30/2009      6,230          6,585         6,605
 7/31/2009      6,630          7,004         7,105
 8/31/2009      6,802          7,191         7,362
 9/30/2009      7,059          7,459         7,636
10/31/2009      6,907          7,295         7,494
11/30/2009      7,240          7,643         7,944
12/31/2009      7,336          7,736         8,097
 1/31/2010      7,076          7,458         7,806
 2/28/2010      7,287          7,689         8,048
 3/31/2010      7,692          8,111         8,534
 4/30/2010      7,769          8,188         8,668
 5/31/2010      7,172          7,556         7,976
 6/30/2010      6,797          7,168         7,559
 7/31/2010      7,123          7,509         8,088

----------
(1). The inception date of the Investor Class shares was July 16, 2010. Historical performance shown for the Investor Class prior to its inception is based on the performance of the Institutional Class, one of the original classes offered, and has been adjusted to reflect the higher expenses applicable to the Investor Class. Historical performance shown for all classes of the Fund prior to July 16, 2010 is based on the performance of the fund's predecessor, Evergreen Golden Large Cap Core Fund.

(2). The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(3). The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP CORE FUND'S Class A and Investor Class shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 49


Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE LARGE CAP CORE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- During the period that ended July 31, 2010, the Fund's performance was negatively affected by the pronounced trend of higher-beta stocks (that is, stocks that have historically demonstrated higher volatility relative to the overall market) outperforming lower-beta stocks and lower-quality stocks (that is, stocks with lower returns on equity) outperforming higher-quality stocks.

- By sector, the Fund lost the most ground relative to the S&P 500 Index benchmark in financials, health care, and information technology. The largest detractors in financials were Discover Financial Services and State Street Corporation. In health care Amgen Inc., Baxter International Inc. and St. Jude Medical Inc. were the largest detractors. In the information technology sector, the largest detractors were CA Technologies and an underweight exposure to Apple Inc.

- The best-performing sectors in the Fund relative to the benchmark were consumer discretionary and telecommunication services. The Fund's top performers in these sectors were Nike and CenturyLink.

THE PERIOD BEGAN WITH SUGGESTIONS OF AN IMPROVING ECONOMIC ENVIRONMENT, BUT THE MARKETS PULLED BACK ON WEAKENING DATA AND SOVEREIGN DEBT CONCERNS IN EUROPE.

The dramatic stock market rally that began in March 2009 continued through early April of this year. Through the first quarter of 2010, the evidence supported an improving economic environment. During the period, we began to see an increase in manufacturing activity, an improvement in consumer sentiment, and, eventually, improvements in residential real estate prices. The modestly better economic data, combined with ample liquidity provided by the Federal Reserve and fiscal stimulus measures, were enough to keep investors in a risk-taking mode. As a result, higher-beta stocks generally outperformed lower-beta stocks, and stocks considered to be of lower quality generally outperformed higher-quality stocks. The Fund trailed the benchmark during this stage of the stock market rally. The underperformance during this period was primarily due to disappointing results within the financials sector, coupled with subpar stock selection in the health care sector. While the financials sector in general experienced a nice rebound, the Fund's holdings in Discover Financial Services and State Street suffered declines, preventing full participation in the sector recovery. The Fund was slightly underweight the financials sector at the beginning of the year before eventually finding adequate "buy candidates" to end the year neutrally weighted. Relative to the benchmark, the Fund was overweight in health care and slightly overweight in information technology throughout the period.

                 50 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE LARGE CAP CORE FUND (CONTINUED)

SECTOR DISTRIBUTION(4)
(AS OF JULY 31, 2010)

                                  (PIE CHART)

Information Technology       22%
Financials                   16%
Health Care                  13%
Energy                       12%
Industrials                  11%
Consumer Discretionary       10%
Consumer Staples              8%
Materials                     4%
Telecommunication Services    2%
Utilities                     2%

The fundamental concepts upon which we base our decision-making were generally at odds with the overall theme of the market rally over the period. Our use of certain traditional valuation metrics added value, but there was no reward for using other valuation metrics that take growth into account. Additionally, our research showed that basing decisions on earnings surprise factors--which are intended to capitalize on the long-term history of favorable stock price reaction to positive earnings surprises and upward estimate revisions--was not as successful as in the past. Companies with healthy balance sheets and superior operating efficiencies significantly underperformed companies with less attractive balance sheets and operating characteristics. In large part, we attribute these inverse-from-normal conditions to speculation in distressed stocks during the recovery and the influences of government stimulus.

TEN LARGEST EQUITY HOLDINGS(5)
(AS OF JULY 31, 2010)

Ford Motor Company                  2.24%
General Electric Company            2.06%
Flowserve Corporation               2.04%
Ameriprise Financial Incorporated   2.04%
Goldman Sachs Group Incorporated    2.03%
Chevron Corporation                 2.01%
ConocoPhilips                       2.00%
JPMorgan Chase & Company            1.98%
Tyco Electronics Limited            1.98%
Corning Incorporated                1.98%

Starting in the second quarter of 2010, economic data--such as a stall in the jobs market, a drop in the housing market after the federal tax credit expired, and slower manufacturing growth--began to suggest that the nascent recovery was not taking hold, and the markets experienced a significant pullback. The weaker economic data, in combination with sovereign debt fears in Europe, caused investors to contemplate the possibility of a double-dip recession and another potential credit crunch. In response to the uncertainty, investors flocked to the safety of cash, gold, and U.S. Treasury securities.

MANY OF THE CONDITIONS THAT COULD BRING A GREATER LEVEL OF STABILITY TO THE MARKET ARE NOW IN PLACE.

Price-to-earnings multiples are back to lower levels, earnings yields and dividend yields are attractive, balance sheets are in good shape, and companies are holding high levels of cash. Strong balance sheets and reasonable valuations have brought an increase in stock buybacks and a pickup in mergers-and-acquisitions activity. We believe that the Fund is poised to capitalize on stock-specific opportunities as fundamental factors once again present themselves as the main drivers behind stock price performance.

----------
(4). Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

(5). The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 51


Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE LARGE CAP CORE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JULY 31, 2010)

                                    Including Sales Charge              Excluding Sales Charge        Expense Ratio(7)
                              ---------------------------------   ---------------------------------   ----------------
                              6 Months*   1 Year   Life of Fund   6 Months*   1 Year   Life of Fund    Gross    Net(8)
                              ---------   ------   ------------   ---------   ------   ------------   ------   -------
Class A (EGOAX)                 (5.14)     1.31       (12.14)        0.67       7.43      (10.13)      1.30%   1.14%
Class C (EGOCX)                 (0.73)     5.54       (10.73)        0.27       6.54      (10.73)      2.05%   1.89%
Administrator Class (WFLLX)                                          0.82       7.54      (10.08)      1.14%   0.90%
Institutional Class (EGOIX)                                          0.93       7.79       (9.86)      0.87%   0.66%
Investor Class (WFLNX)                                               0.68       7.22      (10.35)      1.37%   1.21%
S&P 500 Index(1)                                                     3.61      13.84       (7.77)

*    Returns for periods of less than one year are not annualized

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(6.) Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Golden Large Cap Core Fund. Performance shown for the Administrator and Investor Class shares prior to their inception, after the close of business on July 16, 2010, reflects the performance of the Fund's Institutional Class, adjusted to reflect higher Administrator and Investor Class expenses.

(7.) Reflects the expense ratios as stated in the July 19, 2010 prospectus.

(8.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                 52 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION

December 30, 1981

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                  1-Year
Investor Class                     12.80%
Russell 1000(R) Growth Index(1)    13.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.19% AND 1.46%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH NOVEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                               (PERFORMANCE GRAPH)

                Wells Fargo
              Advantage Large
             Cap Growth Fund -   Russell 1000
               Investor Class    Growth Index
             -----------------   ------------
 7/31/2000         10,000           10,000
 8/31/2000         11,253           10,905
 9/30/2000         10,847            9,874
10/31/2000          9,760            9,407
11/30/2000          8,541            8,020
12/31/2000          8,750            7,766
 1/31/2001          8,225            8,303
 2/28/2001          6,969            6,893
 3/31/2001          6,430            6,143
 4/30/2001          6,845            6,920
 5/31/2001          6,750            6,818
 6/30/2001          6,576            6,660
 7/31/2001          6,362            6,494
 8/31/2001          5,879            5,963
 9/30/2001          5,373            5,367
10/31/2001          5,428            5,649
11/30/2001          5,959            6,192
12/31/2001          5,927            6,180
 1/31/2002          5,836            6,071
 2/28/2002          5,559            5,819
 3/31/2002          5,718            6,020
 4/30/2002          5,361            5,529
 5/31/2002          5,197            5,395
 6/30/2002          4,822            4,896
 7/31/2002          4,404            4,627
 8/31/2002          4,387            4,641
 9/30/2002          4,009            4,159
10/31/2002          4,331            4,541
11/30/2002          4,585            4,788
12/31/2002          4,155            4,457
 1/31/2003          4,097            4,349
 2/28/2003          4,095            4,329
 3/31/2003          4,153            4,409
 4/30/2003          4,427            4,735
 5/31/2003          4,736            4,972
 6/30/2003          4,721            5,040
 7/31/2003          4,840            5,166
 8/31/2003          4,945            5,294
 9/30/2003          4,835            5,237
10/31/2003          5,152            5,532
11/30/2003          5,189            5,589
12/31/2003          5,270            5,783
 1/31/2004          5,340            5,901
 2/29/2004          5,386            5,938
 3/31/2004          5,300            5,828
 4/30/2004          5,154            5,760
 5/31/2004          5,313            5,868
 6/30/2004          5,446            5,941
 7/31/2004          5,099            5,605
 8/31/2004          5,061            5,578
 9/30/2004          5,275            5,631
10/31/2004          5,348            5,718
11/30/2004          5,587            5,915
12/31/2004          5,726            6,147
 1/31/2005          5,476            5,942
 2/28/2005          5,519            6,005
 3/31/2005          5,446            5,896
 4/30/2005          5,315            5,784
 5/31/2005          5,645            6,063
 6/30/2005          5,665            6,041
 7/31/2005          5,932            6,336
 8/31/2005          5,836            6,255
 9/30/2005          5,909            6,284
10/31/2005          5,874            6,222
11/30/2005          6,136            6,491
12/31/2005          6,176            6,471
 1/31/2006          6,435            6,584
 2/28/2006          6,309            6,574
 3/31/2006          6,345            6,671
 4/30/2006          6,395            6,662
 5/31/2006          6,005            6,436
 6/30/2006          6,017            6,411
 7/31/2006          5,834            6,288
 8/31/2006          5,917            6,485
 9/30/2006          6,078            6,663
10/31/2006          6,264            6,897
11/30/2006          6,418            7,034
12/31/2006          6,415            7,058
 1/31/2007          6,604            7,239
 2/28/2007          6,450            7,103
 3/31/2007          6,486            7,142
 4/30/2007          6,649            7,478
 5/31/2007          6,896            7,747
 6/30/2007          6,861            7,631
 7/31/2007          6,840            7,513
 8/31/2007          7,029            7,633
 9/30/2007          7,522            7,952
10/31/2007          7,749            8,223
11/30/2007          7,512            7,920
12/31/2007          7,578            7,891
 1/31/2008          6,848            7,276
 2/29/2008          6,767            7,132
 3/31/2008          6,722            7,088
 4/30/2008          7,100            7,460
 5/31/2008          7,336            7,734
 6/30/2008          6,876            7,177
 7/31/2008          6,697            7,040
 8/31/2008          6,699            7,116
 9/30/2008          5,960            6,292
10/31/2008          5,011            5,184
11/30/2008          4,588            4,772
12/31/2008          4,636            4,858
 1/31/2009          4,492            4,624
 2/28/2009          4,163            4,277
 3/31/2009          4,495            4,658
 4/30/2009          4,855            5,105
 5/31/2009          5,026            5,358
 6/30/2009          5,099            5,418
 7/31/2009          5,479            5,803
 8/31/2009          5,597            5,923
 9/30/2009          5,831            6,175
10/31/2009          5,776            6,092
11/30/2009          6,131            6,466
12/31/2009          6,326            6,666
 1/31/2010          6,006            6,375
 2/28/2010          6,200            6,594
 3/31/2010          6,586            6,975
 4/30/2010          6,611            7,053
 5/31/2010          6,117            6,515
 6/30/2010          5,815            6,156
 7/31/2010          6,180            6,595

----------
(1.) The Russell 1000(R) Growth Index measures the performance of those Russell
     1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP
     GROWTH FUND'S Investor Class shares for the most recent ten years with the Russell 1000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

                 Wells Fargo Advantage Large Cap Stock Funds 53


Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- During the 12-month period that ended July 31, 2010, the Fund underperformed the Russell 1000(R) Growth Index by 85 basis points (bps).

- The Large Cap Growth Fund continued to adhere to its discipline of investing in companies that exhibit robust, sustainable and underappreciated growth.

- Our financials holdings, where a weak capital markets environment, an uncertain regulatory environment and low interest rates affected names like State Street Corporation and Goldman Sachs Group Inc (both of which we sold before the end of the period), detracted from performance. To a lesser extent, health care and consumer discretionary also detracted from performance. The contributors to performance were our technology stocks. Cognizant Technology Solutions Corp. and Salesforce.com, for example, added more than 200 bps of return.

ECONOMIC NEWS CONTINUES TO DRIVE MARKETS, PROVIDING A FEW CHALLENGES AND MANY OPPORTUNITIES. AS A RESULT, WE CONTINUE TO FOCUS ON GROWTH STOCKS THAT WE FEEL ARE BEING UNDERAPPRECIATED AND MISPRICED.

The period saw the stock market respond to an improved economic environment and then wrestle with continued economic concerns. Some of these concerns include European sovereign debt, China fiscal and monetary tightening, a weak outlook for employment in the United States, and a toughened regulatory environment. In the health care sector, Baxter International Inc. (which we sold before the end of the period) detracted from performance, as a competitor decided not to follow Baxter's lead on a price increase of a blood substitute product. This led to a decline in Baxter's market share and a reduced outlook for growth. We cut our position in the company, as we recognized that the growth profile has changed. We believe that while the economic environment is not robust, it is still providing opportunity. Companies are investing in technology to cut costs and strategically become more competitive. This has benefited Cognizant Technology Solutions and Salesforce.com. In the financial services sector, we believe that companies like State Street and TD Ameritrade have strong, long-term business models. We felt that an uptick in the economy would be good for capital markets-related businesses and would put some upward pressure on interest rates, which would be good for operations. Unfortunately, uncertain economic footing has delayed this.

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary       19%
Consumer Staples              3%
Energy                        7%
Financials                    4%
Health Care                  14%
Industrials                  11%
Information Technology       37%
Materials                     4%
Telecommunication Services    1%

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 54 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (CONTINUED)

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                                   4.48%
Google Incorporated Class A                          3.26%
Cisco Systems Incorporated                           2.54%
Emerson Electric Company                             2.09%
Cognizant Technology Solutions Corporation Class A   1.97%
Target Corporation                                   1.88%
Hewlett-Packard Company                              1.79%
Praxair Incorporated                                 1.79%
PepsiCo Incorporated                                 1.78%
Visa Incorporated Class A                            1.75%

WE MODESTLY ADJUSTED PORTFOLIO POSITIONING WITH A GOAL CAPITALIZING ON UNDERVALUED OPPORTUNITIES AND DRIVING ALPHA.

During the period, the Fund made some strategic changes to the portfolio. We increased our weighting in the consumer discretionary sector as valuations became more attractive and unemployment started to stabilize. We reduced our exposure to financials stocks as it became apparent that interest rates were going to continue to be very low for the near to intermediate term. We also reduced our technology weighting. This decision was tied in part to trimming several stocks that had appreciated closer to our price targets; another factor was our recognition that the economy could make growth choppier for some technology companies.

PACE OF ECONOMIC GROWTH APPEARS SLOW, BUT THOROUGH, FUNDAMENTAL RESEARCH WILL IDENTIFY GROWTH STOCKS THAT HAVE THE POTENTIAL FOR SUSTAINING A HIGH LEVEL OF GROWTH AND FOR EXCEEDING MARKET EXPECTATIONS.

Despite the economic uncertainties the market is wrestling with, we still see opportunity. Our goal is to find stocks with robust, sustainable, and underappreciated growth prospects. Oftentimes, when stock market participants become concerned, it starts to underappreciate or misvalue companies' growth trajectories. This dynamic is why we spend our days reading financial statements, running quantitative screens, and interviewing managers to try to uncover. Our current research leads us to believe that the economy won't double dip, but will instead be in for a period of low inflation and slower growth. The stocks that show robust and sustainable growth in this environment should be rewarded.

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 55


Performance Highlights (Unaudited)

                         WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                                   Expense
                                       Including Sales Charge                  Excluding Sales Charge             Ratio(6)
                               -------------------------------------   -------------------------------------   --------------
                               6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross   Net(7)
                               ---------   ------   ------   -------   ---------   ------   ------   -------   -----   ------
Class A (STAFX)                  (3.04)      6.31    (0.37)   (5.26)      2.89      12.80    0.82     (4.70)    1.29%   1.12%
Class C (STOFX)                   1.55      11.03     0.14    (5.35)      2.55      12.03    0.14     (5.35)    2.04%   1.87%
Administrator Class (STDFX)                                               2.89      12.80    0.82     (4.70)    1.13%   0.95%
Institutional Class (STNFX)                                               2.89      12.80    0.82     (4.70)    0.86%   0.75%
Investor Class (STRFX)                                                    2.89      12.80    0.82     (4.70)    1.46%   1.19%
Russell 1000 Growth Index(1)                                              3.46      13.65    0.80     (4.08)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for the Class A and Class C shares prior to their inception, after the close of business on July 30, 2010, reflects the performance of the Fund's Investor Class shares. Performance shown includes the expenses applicable to the Investor Class shares for Class A. If these expenses had not been included, returns for Class A would be higher. Performance shown for Class C has been adjusted to reflect the higher expenses applicable for Class C. The inception date of the Administrator Class shares was after the close of business on July 30, 2010. Performance shown for the Administrator Class shares prior to their inception reflects the performance of the Fund's Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. The inception date of the Institutional Class shares was after the close of business on July 30, 2010. Performance shown for the Institutional Class shares prior to their inception reflects the performance of the Fund's Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

(6.) Reflects the expense ratios as stated in the December 1, 2009 prospectus for the Investor Class and the July 30, 2010 prospectuses for all other share classes.

(7.) Effective December 1, 2009, the investment adviser has contractually committed through November 30, 2010, for the Investor Class and November 30, 2011 for Class A, Class C, Administrator Class and Institutional Class Shares, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquiring fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                 56 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Phocas Financial Corporation

PORTFOLIO MANAGERS
Stephen L. Block, CFA
William F.K. Schaff, CFA

FUND INCEPTION

July 1, 1993

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                 1-YEAR
                                 ------
Investor Class                   13.06%
Russell 1000(R) Value Index(1)   15.39%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.35% AND 1.63%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH NOVEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                               (PERFORMANCE CHART)

              Wells Fargo     Wells Fargo
               Advantage       Advantage
             Large Company   Large Company
              Value Fund -    Value Fund -    Russell 1000
                Class A      Investor Class   Value Index
             -------------   --------------   ------------
 7/31/2000         9,424          10,000          10,000
 8/31/2000        10,077          10,695          10,556
 9/30/2000        10,766          11,428          10,653
10/31/2000        10,539          11,189          10,915
11/30/2000        10,477          11,124          10,510
12/31/2000        11,231          11,927          11,036
 1/31/2001        10,561          11,217          11,079
 2/28/2001        10,675          11,340          10,771
 3/31/2001        10,696          11,365          10,390
 4/30/2001        11,443          12,160          10,899
 5/31/2001        11,364          12,078          11,144
 6/30/2001        10,777          11,456          10,897
 7/31/2001        10,606          11,276          10,874
 8/31/2001        10,449          11,111          10,438
 9/30/2001        10,082          10,723           9,704
10/31/2001        10,048          10,688           9,620
11/30/2001         9,792          10,417          10,180
12/31/2001         9,954          10,591          10,419
 1/31/2002         9,847          10,479          10,339
 2/28/2002         9,866          10,500          10,356
 3/31/2002        10,263          10,923          10,846
 4/30/2002         9,803          10,433          10,474
 5/31/2002         9,810          10,440          10,526
 6/30/2002         9,281           9,878           9,922
 7/31/2002         8,599           9,152           8,999
 8/31/2002         8,646           9,202           9,067
 9/30/2002         7,654           8,146           8,059
10/31/2002         7,976           8,489           8,656
11/30/2002         8,211           8,739           9,202
12/31/2002         7,984           8,497           8,802
 1/31/2003         7,755           8,253           8,589
 2/28/2003         7,559           8,045           8,360
 3/31/2003         7,628           8,119           8,374
 4/30/2003         8,251           8,781           9,111
 5/31/2003         8,656           9,213           9,699
 6/30/2003         8,769           9,333           9,820
 7/31/2003         8,858           9,427           9,966
 8/31/2003         8,837           9,405          10,122
 9/30/2003         8,723           9,284          10,023
10/31/2003         9,267           9,863          10,636
11/30/2003         9,349           9,950          10,781
12/31/2003         9,940          10,579          11,445
 1/31/2004        10,015          10,659          11,646
 2/29/2004        10,165          10,818          11,896
 3/31/2004        10,057          10,703          11,792
 4/30/2004         9,845          10,478          11,504
 5/31/2004         9,954          10,594          11,621
 6/30/2004        10,152          10,804          11,896
 7/31/2004         9,994          10,636          11,728
 8/31/2004        10,152          10,804          11,895
 9/30/2004        10,313          10,976          12,079
10/31/2004        10,602          11,284          12,280
11/30/2004        11,132          11,848          12,901
12/31/2004        11,336          12,064          13,333
 1/31/2005        11,384          12,116          13,096
 2/28/2005        11,861          12,624          13,530
 3/31/2005        11,682          12,433          13,345
 4/30/2005        11,510          12,250          13,106
 5/31/2005        11,690          12,442          13,421
 6/30/2005        11,758          12,514          13,568
 7/31/2005        12,119          12,899          13,961
 8/31/2005        12,083          12,860          13,900
 9/30/2005        12,207          12,992          14,095
10/31/2005        11,989          12,760          13,737
11/30/2005        12,308          13,100          14,186
12/31/2005        12,342          13,136          14,273
 1/31/2006        12,579          13,388          14,828
 2/28/2006        12,564          13,372          14,918
 3/31/2006        12,697          13,513          15,120
 4/30/2006        13,141          13,986          15,505
 5/31/2006        12,743          13,562          15,113
 6/30/2006        12,757          13,577          15,210
 7/31/2006        13,072          13,913          15,579
 8/31/2006        13,319          14,175          15,840
 9/30/2006        13,591          14,465          16,156
10/31/2006        13,924          14,819          16,685
11/30/2006        14,110          15,017          17,065
12/31/2006        14,533          15,468          17,448
 1/31/2007        14,542          15,477          17,672
 2/28/2007        14,243          15,158          17,396
 3/31/2007        14,398          15,324          17,665
 4/30/2007        14,956          15,918          18,318
 5/31/2007        15,431          16,424          18,979
 6/30/2007        15,109          16,081          18,535
 7/31/2007        14,515          15,448          17,678
 8/31/2007        14,749          15,698          17,876
 9/30/2007        15,374          16,362          18,490
10/31/2007        15,525          16,523          18,492
11/30/2007        14,937          15,897          17,588
12/31/2007        14,939          15,900          17,418
 1/31/2008        14,188          15,101          16,721
 2/29/2008        13,727          14,609          16,020
 3/31/2008        13,788          14,675          15,900
 4/30/2008        14,389          15,313          16,675
 5/31/2008        14,518          15,449          16,648
 6/30/2008        13,274          14,120          15,055
 7/31/2008        13,385          14,237          15,000
 8/31/2008        13,636          14,499          15,255
 9/30/2008        12,628          13,435          14,134
10/31/2008        10,539          11,202          11,687
11/30/2008         9,793          10,412          10,849
12/31/2008         9,895          10,521          11,000
 1/31/2009         8,827           9,386           9,735
 2/28/2009         7,781           8,274           8,434
 3/31/2009         8,348           8,873           9,156
 4/30/2009         9,220           9,804          10,137
 5/31/2009         9,762          10,380          10,764
 6/30/2009         9,725          10,338          10,684
 7/31/2009        10,504          11,171          11,559
 8/31/2009        10,974          11,672          12,163
 9/30/2009        11,428          12,152          12,633
10/31/2009        11,085          11,784          12,247
11/30/2009        11,695          12,430          12,937
12/31/2009        11,995          12,753          13,166
 1/31/2010        11,652          12,386          12,796
 2/28/2010        12,113          12,876          13,199
 3/31/2010        12,805          13,606          14,059
 4/30/2010        12,966          13,785          14,423
 5/31/2010        11,837          12,578          13,237
 6/30/2010        11,096          11,790          12,492
 7/31/2010        11,893          12,630          13,338

----------
(1.) The Russell 1000(R) Value Index measures the performance of those Russell
     1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE
     COMPANY VALUE FUND'S Class A and Investor Class shares for the most recent ten years with the Russell 1000(R) Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 57


Performance Highlights (Unaudited)

                      WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark for the period that ended July 31, 2010, due to weak relative performance in the consumer discretionary, materials, and energy sectors. Holdings in the industrials, telecommunication services, and financials sectors contributed to performance.

- Detractors from performance included financial and educational services provider The McGraw-Hill Companies (which we sold before the end of the period), aluminum processor Alcoa Inc., glass packaging manufacturer Owens-Illinois Inc., and energy exploration company Anadarko Petroleum Corporation (which we also sold before the end of the period). Our strongest performers included machinery companies Eaton Corporation and Dover Corporation in the industrials sector, Latin American wireless telecommunications provider NII Holdings Inc., and commercial banks Comerica Inc. and Zions Bancorporation.

- Throughout the period, we purchased companies that we believed had improving business prospects and low valuations, such as consumer finance company Capital One Financial Corporation and technology consulting firm Accenture Plc. We sold companies with stock prices that we believed fully reflected stronger results, including the asset management company Franklin Resources Inc. and consumer electronics retailer Best Buy Co., Inc.

STOCK SELECTION ACCOUNTED FOR MOST OF THE FUND'S UNDERPERFORMANCE FOR THE
PERIOD.

The Fund underperformed its benchmark primarily due to lack of exposure to certain automotive and hotel stocks that had large gains for the period, as well as underperformance in the materials sector. Two of our materials holdings, Owens-Illinois and Alcoa, lagged their sector peers. Within the energy sector, holding Anadarko Petroleum, which operates in the Gulf of Mexico, was negatively affected by the oil spill in the Gulf and the subsequent drilling moratorium. On the favorable side, the portfolio benefited from sizable gains from large equipment manufacturers Eaton and Dover in the industrials sector, as well as from outperformance by Comerica and Zions Bancorporation in the financials sector. In addition, NII Holdings rallied on an equity ownership offer from Mexican media company Televisa.

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF JULY 31, 2010)

General Electric Company            3.14%
JPMorgan Chase & Company            2.41%
Comerica Incorporated               2.33%
Bank of America Corporation         2.17%
Chevron Corporation                 1.88%
MetLife Incorporated                1.87%
Berkshire Hathaway Incorporated     1.84%
Norfolk Southern Corporation        1.80%
Eaton Corporation                   1.79%
Simon Property Group Incorporated   1.68%

----------
(3.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 58 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (CONTINUED)

Nearly all of the Fund's performance is generated from stock selection rather than sector allocation. In our opinion, attempting to pick the best-performing sectors is an inconsistent and unrewarding approach to investing.

SECTOR DISTRIBUTION(4)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Financials                   -29%
Industrials                  -11%
Energy                       -11%
Health Care                  -11%
Consumer Discretionary        -9%
Consumer Staples              -8%
Information Technology        -6%
Utilities                     -6%
Telecommunication Services    -5%
Materials                     -4%

After a long and difficult economic downturn in 2008 and early 2009, we believe that economic signals began flashing yellow in the middle of 2009. With the belief that a better economy would mean improving credit trends, we increased our exposure to the financials sector with purchases of Bank of America and Zions Bancorp. A better economy would also mean improved corporate spending, so we also purchased technology consulting company Accenture, semiconductor manufacturer Microchip Technology Inc., computer company Hewlett-Packard Co., and communications equipment firm Cisco Systems Inc. Other interesting opportunities arose during the period as certain companies proceeded with restructurings. We purchased consumer products manufacturer Newell Rubbermaid Inc., packaged foods company Sara Lee Corporation, and glass packaging company Owens-Illinois.

To fund these investments, we sold companies with valuations that we believed had begun to reflect improved business prospects--such as Best Buy, Franklin Resources, and insurance broker Marsh & McLennan Cos. We also sold companies such as payroll firm Automatic Data Processing Inc. and household products firm Colgate-Palmolive Co.; these companies have less exposure to a recovering economy and we believed that their stocks would lag the broader market.

WE THINK THAT THE FUND SHOULD PERFORM WELL IF THE ECONOMY CONTINUES TO EXPAND.

Despite overall gloomy economic numbers, we saw positive developments during the period. The unemployment rate showed signs of trickling downward, albeit not at rates consistent with prior recoveries. Gross Domestic Product grew by 3.7% in the first quarter of 2010 and by 2.4% in the second quarter; although the growth rate slowed, we do not believe that such a slowdown was an indication of a weak economy. Corporate balance sheets showed signs of improving, and cash balances were among the highest that we'd seen in years. Larger businesses showed signs of beginning to rehire workers and increase capital spending. However, as company cost structures remain quite lean, we believe that profit growth could continue into 2011. In this context, we think that the Fund should perform well if the economy continues to expand.

----------
(4.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 Wells Fargo Advantage Large Cap Stock Funds 59


Performance Highlights (Unaudited)

                      WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (CONTINUED)

The Fund owns several stocks that, in our opinion, trade at unreasonably low valuations both relative to their history and to their peers. We believe that investors are neglecting to bid on these stocks because of doubts about the economic recovery. If we see signs that the recovery is sustainable, then we believe that investors would favor these undervalued stocks. Of course, it is possible--although, in our view, unlikely--that consumer confidence might sour and both consumers and corporations retrench. In that case, we would likely transition into less economically sensitive companies and wait out another downturn.

                 60 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                     Including Sales Charge                  Excluding Sales Charge           Expense Ratio(6)
                              -------------------------------------   -------------------------------------   ----------------
                              6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross    Net(7)
                              ---------   ------   ------   -------   ---------   ------   ------   -------   -----   --------
Class A (WLCAX)                 (3.77)      6.71   (1.55)     1.75       2.06      13.22   (0.38)     2.35    1.52%     1.25%
Class C (WFLVX)                  0.74      11.47   (1.03)     1.69       1.74      12.47   (1.03)     1.69    2.23%     2.00%
Administrator Class (WWIDX)                                              2.22      13.53   (0.01)     2.72    1.30%     0.96%
Institutional Class (WLCIX)                                              2.27      13.76    0.08      2.76    1.06%     0.75%
Investor Class (SDVIX)                                                   1.97      13.06   (0.42)     2.36    1.63%     1.32%
Russell 1000 Value Index(1)                                              4.24      15.39   (0.91)     2.92

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------

(5.) Performance shown for the Class A shares prior to its inception, March 31, 2008, reflects the performance of the Fund's Investor Class shares, and includes the higher expenses applicable to the Investor Class shares from March 1, 2002 to March 30, 2008. If these expenses had not been included, returns would be higher. Performance shown for Class A shares prior to March 1, 2002, and for Class C shares prior to its inception, March 31, 2008 reflects the performance of the Fund's Investor Class shares, adjusted to reflect Class A and Class C expenses, as applicable. Performance shown for the Administrator Class shares prior to its inception, December 31, 2001, reflects the performance of the Fund's Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher Performance shown for the Institutional Class shares prior to its inception, March 31, 2008, reflects the performance of the Fund's Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

(6.) Reflects the expense ratios as stated in the December 1, 2009 prospectuses.

(7.) Effective December 1, 2009, the investment adviser has contractually committed through November 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 62 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE OMEGA GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE OMEGA GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas J. Pence, CFA
Michael T. Smith, CFA

FUND INCEPTION

April 29, 1968

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                  1-YEAR
                                  ------
Administrator Class               15.13%
Russell 3000(R) Growth Index(1)   13.88%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 1.05% AND 1.21%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

                                Wells Fargo
              Wells Fargo     Advantage Omega
               Advantage         Growth -
              Omega Growth     Administrator    Russell 3000
             Fund - Class A        Class        Growth Index
             --------------   ---------------   ------------
 7/31/2000        9,425            10,000          10,000
 8/31/2000       10,234            10,860          10,915
 9/30/2000        9,869            10,473           9,915
10/31/2000        8,961             9,514           9,423
11/30/2000        7,475             7,936           8,012
12/31/2000        7,347             7,801           7,807
 1/31/2001        7,497             7,964           8,352
 2/28/2001        6,639             7,053           6,954
 3/31/2001        6,176             6,560           6,206
 4/30/2001        6,791             7,216           6,989
 5/31/2001        6,823             7,253           6,906
 6/30/2001        6,796             7,227           6,773
 7/31/2001        6,551             6,966           6,575
 8/31/2001        6,155             6,549           6,045
 9/30/2001        5,460             5,809           5,417
10/31/2001        5,690             6,054           5,716
11/30/2001        6,107             6,501           6,260
12/31/2001        6,200             6,603           6,274
 1/31/2002        6,072             6,468           6,156
 2/28/2002        5,816             6,195           5,891
 3/31/2002        5,960             6,349           6,115
 4/30/2002        5,695             6,068           5,641
 5/31/2002        5,666             6,040           5,490
 6/30/2002        5,204             5,545           4,986
 7/31/2002        4,749             5,061           4,678
 8/31/2002        4,773             5,089           4,691
 9/30/2002        4,461             4,757           4,213
10/31/2002        4,690             5,005           4,589
11/30/2002        4,912             5,241           4,850
12/31/2002        4,543             4,847           4,515
 1/31/2003        4,469             4,771           4,405
 2/28/2003        4,445             4,746           4,379
 3/31/2003        4,511             4,819           4,459
 4/30/2003        4,821             5,151           4,795
 5/31/2003        5,150             5,503           5,053
 6/30/2003        5,265             5,626           5,124
 7/31/2003        5,492             5,871           5,270
 8/31/2003        5,781             6,181           5,412
 9/30/2003        5,631             6,020           5,348
10/31/2003        6,107             6,532           5,660
11/30/2003        6,305             6,746           5,729
12/31/2003        6,318             6,760           5,914
 1/31/2004        6,462             6,918           6,049
 2/29/2004        6,532             6,994           6,084
 3/31/2004        6,527             6,988           5,982
 4/30/2004        6,267             6,715           5,894
 5/31/2004        6,355             6,811           6,004
 6/30/2004        6,425             6,887           6,089
 7/31/2004        5,979             6,409           5,728
 8/31/2004        5,858             6,282           5,692
 9/30/2004        6,147             6,594           5,767
10/31/2004        6,136             6,583           5,861
11/30/2004        6,561             7,044           6,087
12/31/2004        6,719             7,213           6,324
 1/31/2005        6,404             6,876           6,106
 2/28/2005        6,545             7,030           6,173
 3/31/2005        6,380             6,856           6,050
 4/30/2005        6,086             6,541           5,912
 5/31/2005        6,449             6,932           6,209
 6/30/2005        6,438             6,921           6,204
 7/31/2005        6,746             7,255           6,519
 8/31/2005        6,735             7,244           6,434
 9/30/2005        6,826             7,343           6,466
10/31/2005        6,641             7,148           6,388
11/30/2005        6,954             7,489           6,670
12/31/2005        6,938             7,472           6,651
 1/31/2006        7,288             7,852           6,813
 2/28/2006        7,173             7,728           6,800
 3/31/2006        7,291             7,857           6,921
 4/30/2006        7,251             7,815           6,911
 5/31/2006        6,746             7,275           6,653
 6/30/2006        6,633             7,154           6,629
 7/31/2006        6,374             6,876           6,484
 8/31/2006        6,609             7,132           6,685
 9/30/2006        6,842             7,385           6,857
10/31/2006        7,106             7,672           7,115
11/30/2006        7,342             7,928           7,259
12/31/2006        7,294             7,877           7,280
 1/31/2007        7,435             8,032           7,462
 2/28/2007        7,267             7,852           7,332
 3/31/2007        7,253             7,838           7,374
 4/30/2007        7,820             8,454           7,708
 5/31/2007        7,991             8,639           7,991
 6/30/2007        8,034             8,687           7,878
 7/31/2007        7,959             8,608           7,731
 8/31/2007        8,074             8,735           7,860
 9/30/2007        8,403             9,092           8,181
10/31/2007        8,571             9,278           8,467
11/30/2007        8,192             8,867           8,132
12/31/2007        8,127             8,803           8,109
 1/31/2008        7,665             8,302           7,468
 2/29/2008        7,232             7,835           7,311
 3/31/2008        7,296             7,908           7,266
 4/30/2008        7,694             8,338           7,647
 5/31/2008        7,996             8,668           7,940
 6/30/2008        7,376             7,998           7,376
 7/31/2008        7,609             8,251           7,259
 8/31/2008        7,876             8,544           7,345
 9/30/2008        7,286             7,905           6,496
10/31/2008        6,104             6,625           5,331
11/30/2008        5,516             5,987           4,891
12/31/2008        5,872             6,375           4,992
 1/31/2009        5,519             5,995           4,741
 2/28/2009        5,286             5,742           4,375
 3/31/2009        5,829             6,333           4,765
 4/30/2009        6,428             6,982           5,241
 5/31/2009        6,585             7,157           5,497
 6/30/2009        6,593             7,165           5,567
 7/31/2009        7,050             7,666           5,965
 8/31/2009        7,227             7,860           6,084
 9/30/2009        7,601             8,268           6,353
10/31/2009        7,601             8,268           6,240
11/30/2009        8,071             8,783           6,609
12/31/2009        8,369             9,107           6,839
 1/31/2010        7,885             8,582           6,540
 2/28/2010        8,054             8,769           6,769
 3/31/2010        8,632             9,402           7,172
 4/30/2010        8,745             9,527           7,269
 5/31/2010        8,041             8,758           6,720
 6/30/2010        7,602             8,282           6,344
 7/31/2010        8,097             8,826           6,793

----------
(1.) The Russell 3000(R) Growth Index measures the performance of those Russell
     3000(R) Growth Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE OMEGA
     GROWTH FUND'S Class A and Administrator Class shares for the most recent ten years with the Russell 3000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 63


Performance Highlights (Unaudited)

                             WELLS FARGO ADVANTAGE OMEGA GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark during the 12-month period that ended July 31, 2010, due to positioning in consumer discretionary and financials. Leading individual contributors were Amazon.com, The Timberland Company (which we sold before the end of the period) and American Express Co.

- In late May, Thomas J. Pence, CFA, and Michael T. Smith, CFA, assumed management responsibilities of the Fund. For the period since May, the Fund had good performance due to strong stock selection in the consumer discretionary and information technology sectors.

A FOCUS ON FUNDAMENTAL INVESTING AND "SURROUNDING THE COMPANY."

The prior management style focused on high-quality companies with sustainable competitive advantages that were uniquely positioned to capture long-term secular growth. The team invested when share prices were substantially below their estimates of intrinsic worth. Our team--the Fundamental Growth team--made modifications to the investment strategy and portfolio characteristics, and since then, the number of holdings increased and market cap exposure broadened reflective of our investment approach. The Fund is managed by the same "surround the company" investment approach that we apply to our other investment strategies. We believe that equity markets are inefficient and that bottom-up stock selection supported by a grassroots research approach can add alpha(1). Our team seeks to invest in companies with credible managements and effective business models that generate strong or improving returns on invested capital. Our goal is to exploit inefficiencies of "core" growth companies, where the sustainability of future earnings growth is underestimated. We also seek to uncover "developing" growth companies, where we expect a positive change in the earnings growth rate based on a company improving its fundamentals.

We consider our all-cap growth approach to be a "best of ideas" strategy; most of the names held by the Omega Growth Fund are also found in the other funds that we manage. On July 19, the benchmark for the Omega Growth Fund was changed from the Russell 1000(R) Growth Index to the Russell 3000(R) Growth Index to better reflect the application of our investment approach to an all-cap investment approach.

OUR FUNDAMENTAL APPROACH TO RESEARCH LED OUR DECISION-MAKING PROCESS.

Since taking over management of the Omega Growth Fund on May 20, we've had strong stock selection in the consumer discretionary and information technology sectors. Auto parts suppliers TRW Automotive Holdings Corp. and BorgWarner Inc. continued to generate strong earnings and positive outlooks

----------
(1.) Alpha measures the difference between a fund's actual returns and its expected performance, given its level of risk (as measured by beta). Alpha is based on historical performance and does not represent future results.

                 64 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE OMEGA GROWTH FUND (CONTINUED)

with the rebound in both domestic and international auto production. Online travel retailer Priceline.com Inc. posted solid earnings and guidance with better-than-expected growth in Europe. The information technology sector showed increasingly selective market behavior. While we continued to focus on key growth themes of data center growth, virtualization, and smartphone adoption, we believe that the "reflation" trade that drove the performance of technology stocks for most of the past 18 months is coming to an end. Performance will likely be driven by company-specific innovation that will provide growth regardless of changes in investor sentiment or risk tolerance. For example, F5 Networks Inc. reported better-than-expected earnings and raised guidance for the remainder of the year. With other networking companies struggling during the quarter, F5, which is benefiting from the growth of mobile Internet usage, is a prime example of product differentiation leading to market share gains and strong earnings growth.

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Information Technology       35
Consumer Discretionary       20
Industrials                  14
Health Care                   9
Energy                        7
Financials                    5
Telecommunication Services    4
Materials                     3
Consumer Staples              3

Despite several stocks with strong fundamentals, health care stocks lagged during the period, and stock selection hurt the Fund's relative results. Teva Pharmaceutical Industries Ltd. (which we sold before the end of the period), the worldwide leader in generic drug manufacturing and the beneficiary of the longer-term trend of cost containment in the industry, reported a strong quarter with upside to Street expectations; however, the company still underperformed as investors remained concerned about competition for Copaxone, its medication for multiple-sclerosis. Covidien PLC, a hospital supply and medical device company, was initially added to the portfolio due to its organic growth profile in less competitive markets and its margin expansion. Weakness in the stock came with conservative guidance and increased competition in one of its segments.

Fund outperformance prior to our involvement was driven by holdings within consumer discretionary and financials. A significant position in Amazon.com distinctly contributed to the Fund's outperformance, and other holdings, including American Express and Timberland (which we sold before the end of the period), were also helpful. The prior manager's emphasis on secular growth drivers, such as the shift to online from offline spending and migration to card-based from paper-based transactions, helped lift performance in the portfolio.

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 Wells Fargo Advantage Large Cap Stock Funds 65


Performance Highlights (Unaudited)

                             WELLS FARGO ADVANTAGE OMEGA GROWTH FUND (CONTINUED)

WE ARE OPTIMISTIC ABOUT AN ECONOMIC RECOVERY AND A POTENTIAL MARKET ENVIRONMENT THAT COULD BECOME FAVORABLE TO FUNDAMENTAL INVESTING.

Contrary to the current market climate, we remain sanguine about the future. We've invested heavily in our research systems, fine-tuned aspects of our process, and added analytical depth. More important, despite the current macro malaise, our companies' fundamentals continue to look extremely solid. In a world of political unrest and macro risks, we recognize that valuation multiples have been compressed. However, we think the liquidity on U.S. corporate balance sheets will prove very attractive. Investors just need to shift their focus away from oil spills, bailouts, and riots. Inventories are lean, top-line unit growth is recovering, and operating leverage remains high. Industrial production is rising and, after excessive destocking, equipment orders are taking off. Capital spending, including hiring workers, will remain an important trend and will provide a jolt to this recovery. As a result, we expect companies to continue to beat earnings expectations and issue upbeat guidance.

This tug of war between macro and micro will likely continue, but the market has already priced in a considerable amount of bad macro news. The environment for basic "roll up your sleeves" fundamental stock picking, or what we like to call "surrounding the company," should improve.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                            4.64%
Concho Resources Incorporated                 2.79%
American Express Company                      2.36%
Equinix Incorporated                          2.33%
Daimler AG                                    2.12%
Precision Castparts Corporation               1.93%
NetApp Incorporated                           1.89%
Marriott International Incorporated Class A   1.87%
SBA Communications Corporation Class A        1.82%
American Tower Corporation Class A            1.76%

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 66 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE OMEGA GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                                   Expense
                                       Including Sales Charge                  Excluding Sales Charge             Ratio(6)
                               -------------------------------------   -------------------------------------   --------------
                               6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross   Net(7)
                               ---------   ------   ------   -------   ---------   ------   ------   -------   -----   ------
Class A (EKOAX)                  (3.21)      8.24    2.50     (2.09)      2.69      14.85    3.72     (1.51)    1.37%   1.30%
Class B (EKOBX)**                (2.71)      8.95    2.60     (2.01)      2.29      13.95    2.96     (2.01)    2.12%   2.05%
Class C (EKOCX)                   1.29      12.97    2.96     (2.23)      2.29      13.97    2.96     (2.23)    2.12%   2.05%
Class R (EKORX)                                                           2.56      14.52    3.47     (1.73)    1.62%   1.55%
Administrator Class (EOMYX)                                               2.84      15.13    4.00     (1.24)    1.21%   1.05%
Institutional Class (EKONX)                                               2.84      15.13    4.00     (1.24)    0.94%   0.80%
Russell 3000 Growth Index(1)                                              3.87      13.88    0.83     (3.79)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND CLASS R SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading, foreign investment risk and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Omega Fund. Performance shown for Class R shares prior to its inception, October 10, 2003, reflects the performance of the Fund's Administrator Class shares and has been adjusted to reflect the higher expenses applicable to Class R. Performance shown for the Institutional Class shares prior to their inception, after the close of business on July 30, 2010 reflects the performance of the Fund's Administrator Class shares. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses, and for the Institutional Class, the July 30, 2010 prospectus.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios show, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 68 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION

September 11, 1935

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                  1-Year
                                  ------
Investor Class                    14.68%
Russell 1000(R) Growth Index(1)   13.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 1.19% AND 1.30%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEE AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

                WELLS FARGO         WELLS FARGO
             ADVANTAGE PREMIER   ADVANTAGE PREMIER
               LARGE COMPANY       LARGE COMPANY
               GROWTH FUND -       GROWTH FUND -     RUSSELL 1000
                  CLASS A          INVESTOR CLASS    GROWTH INDEX
             -----------------   -----------------   ------------
 7/31/2000          9,426              10,000           10,000
 8/31/2000         10,075              10,687           10,905
 9/30/2000          9,419               9,991            9,874
10/31/2000          8,905               9,445            9,407
11/30/2000          7,792               8,265            8,020
12/31/2000          7,636               8,098            7,766
 1/31/2001          7,773               8,243            8,303
 2/28/2001          6,960               7,381            6,893
 3/31/2001          6,500               6,893            6,143
 4/30/2001          7,058               7,484            6,920
 5/31/2001          7,019               7,442            6,818
 6/30/2001          6,911               7,327            6,660
 7/31/2001          6,618               7,015            6,494
 8/31/2001          6,197               6,569            5,963
 9/30/2001          5,482               5,811            5,367
10/31/2001          5,746               6,091            5,649
11/30/2001          6,148               6,516            6,192
12/31/2001          6,255               6,630            6,180
 1/31/2002          6,099               6,463            6,071
 2/28/2002          5,923               6,276            5,819
 3/31/2002          6,040               6,400            6,020
 4/30/2002          5,717               6,058            5,529
 5/31/2002          5,639               5,974            5,395
 6/30/2002          5,286               5,600            4,896
 7/31/2002          4,895               5,185            4,627
 8/31/2002          4,973               5,268            4,641
 9/30/2002          4,581               4,853            4,159
10/31/2002          4,875               5,164            4,541
11/30/2002          5,081               5,381            4,788
12/31/2002          4,758               5,039            4,457
 1/31/2003          4,660               4,935            4,349
 2/28/2003          4,572               4,841            4,329
 3/31/2003          4,601               4,872            4,409
 4/30/2003          4,914               5,203            4,735
 5/31/2003          5,208               5,514            4,972
 6/30/2003          5,276               5,586            5,040
 7/31/2003          5,394               5,710            5,166
 8/31/2003          5,580               5,907            5,294
 9/30/2003          5,404               5,720            5,237
10/31/2003          5,825               6,165            5,532
11/30/2003          5,923               6,268            5,589
12/31/2003          6,069               6,423            5,783
 1/31/2004          6,206               6,568            5,901
 2/29/2004          6,216               6,578            5,938
 3/31/2004          6,187               6,547            5,828
 4/30/2004          6,001               6,349            5,760
 5/31/2004          6,089               6,442            5,868
 6/30/2004          6,158               6,514            5,941
 7/31/2004          5,766               6,100            5,605
 8/31/2004          5,658               5,985            5,578
 9/30/2004          5,834               6,172            5,631
10/31/2004          5,864               6,202            5,718
11/30/2004          6,197               6,554            5,915
12/31/2004          6,353               6,719            6,147
 1/31/2005          6,079               6,429            5,942
 2/28/2005          6,158               6,511            6,005
 3/31/2005          6,040               6,387            5,896
 4/30/2005          5,874               6,210            5,784
 5/31/2005          6,197               6,552            6,063
 6/30/2005          6,187               6,541            6,041
 7/31/2005          6,490               6,861            6,336
 8/31/2005          6,432               6,799            6,255
 9/30/2005          6,520               6,892            6,284
10/31/2005          6,471               6,839            6,222
11/30/2005          6,755               7,139            6,491
12/31/2005          6,774               7,159            6,471
 1/31/2006          7,038               7,438            6,584
 2/28/2006          6,960               7,355            6,574
 3/31/2006          7,019               7,416            6,671
 4/30/2006          7,058               7,457            6,662
 5/31/2006          6,685               7,063            6,436
 6/30/2006          6,587               6,959            6,411
 7/31/2006          6,362               6,721            6,288
 8/31/2006          6,578               6,948            6,485
 9/30/2006          6,823               7,207            6,663
10/31/2006          7,097               7,496            6,897
11/30/2006          7,303               7,713            7,034
12/31/2006          7,274               7,682            7,058
 1/31/2007          7,411               7,826            7,239
 2/28/2007          7,215               7,619            7,103
 3/31/2007          7,205               7,608            7,142
 4/30/2007          7,764               8,198            7,478
 5/31/2007          7,940               8,383            7,747
 6/30/2007          7,979               8,424            7,631
 7/31/2007          7,881               8,320            7,513
 8/31/2007          8,009               8,454            7,633
 9/30/2007          8,332               8,795            7,952
10/31/2007          8,499               8,971            8,223
11/30/2007          8,146               8,598            7,920
12/31/2007          8,043               8,488            7,891
 1/31/2008          7,562               7,980            7,276
 2/29/2008          7,160               7,556            7,132
 3/31/2008          7,189               7,586            7,088
 4/30/2008          7,562               7,979            7,460
 5/31/2008          7,807               8,237            7,734
 6/30/2008          7,219               7,616            7,177
 7/31/2008          7,513               7,926            7,040
 8/31/2008          7,700               8,122            7,116
 9/30/2008          7,062               7,449            6,292
10/31/2008          5,973               6,300            5,184
11/30/2008          5,473               5,772            4,772
12/31/2008          5,734               6,047            4,858
 1/31/2009          5,399               5,693            4,624
 2/28/2009          5,132               5,412            4,277
 3/31/2009          5,606               5,911            4,658
 4/30/2009          6,089               6,421            5,105
 5/31/2009          6,208               6,545            5,358
 6/30/2009          6,257               6,597            5,418
 7/31/2009          6,711               7,075            5,803
 8/31/2009          6,849               7,220            5,923
 9/30/2009          7,136               7,521            6,175
10/31/2009          7,195               7,583            6,092
11/30/2009          7,767               8,186            6,466
12/31/2009          8,006               8,437            6,666
 1/31/2010          7,588               7,997            6,375
 2/28/2010          7,737               8,154            6,594
 3/31/2010          8,224               8,666            6,975
 4/30/2010          8,333               8,781            7,053
 5/31/2010          7,628               8,037            6,515
 6/30/2010          7,241               7,628            6,156
 7/31/2010          7,702               8,114            6,595

----------
(1.) The Russell 1000(R) Growth Index measures the performance of those Russell
     1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE PREMIER
     LARGE COMPANY GROWTH FUND'S Class A and Investor Class shares for the most recent ten years with the Russell 1000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                 Wells Fargo Advantage Large Cap Stock Funds 69


Performance Highlights (Unaudited)

             WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark over the 12-month period that ended July 31, 2010, primarily due to holdings in consumer discretionary and financials. Leading individual contributors over the entire period were Amazon.com, The Timberland Company, and American Express Co (both of which we sold before the end of the period).

- In late May, Thomas Ognar, CFA; Bruce Olson, CFA; and Joseph Eberhardy, CFA, CPA, assumed management responsibilities of the Fund.

- Between late May 2010 and July 31, 2010--when our team took over management responsibilities--the Fund outperformed the Russell 1000(R) Growth Index by 72 basis points. Stock selection in the technology and industrials sectors was the primary driver of this performance. Our sector allocations in consumer staples and health care were detractors from performance.

TEAM'S CONCENTRATED FOCUS ON IDENTIFYING COMPANIES WHOSE GROWTH IS ROBUST, SUSTAINABLE, AND NOT FULLY RECOGNIZED BY THE MARKET HAS LED TO A MORE DIVERSIFIED PORTFOLIO.

The prior management style emphasized high-quality companies that had sustainable competitive advantages and were uniquely positioned to capture long-term secular growth. The team invested when share prices were substantially below their estimates of intrinsic worth. The resulting portfolio was concentrated on 35 to 50 holdings and exhibited relatively low turnover.

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                  (PIE CHART)

Consumer Discretionary       19%
Consumer Staples              3%
Energy                        7%
Financials                    4%
Health Care                  14%
Industrials                  11%
Information Technology       37%
Materials                     4%
Telecommunication Services    1%

While the investment objective of the Fund hasn't changed much, the transition to Portfolio Managers Ognar, Olson, and Eberhardy introduces a more diversified approach, increasing the number of holdings and focusing on a more dedicated approach to the pure growth style. Our investment team seeks to invest in stocks with both robust and sustainable growth prospects. We then strategically seek to add to investments when that growth is not fully appreciated in the stock price. We conduct fundamental, all-cap research that provides unique insight into a company's true growth rate. In addition, we continuously manage risk by evaluating the rate and sustainability of a company's true growth rate relative to the market's expectations.

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 70 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND (CONTINUED)

During our tenure as managers of the Fund, holdings in the technology sector, including Salesforce.com and VMware, were strong performers, as their robust growth proved more sustainable than prior investor expectations. Joy Global Inc. and ABB Ltd. are industrials companies that will be affected by the economy. However, Joy Global's maintenance and service revenue and ABB's focus on power management, customer productivity, and automation have nice, longer-term tailwinds from emerging economies that our research shows will lead to sustainable growth. Prior to our tenure as managers of the Fund, consumer discretionary holdings, including Amazon.com and Timberland (which we sold before the end of the period), and financials holding American Express (which we also sold before the end of the period) were instrumental in outperformance. The period saw the stock market respond to an improved economic environment and then struggle with several ongoing economic concerns. Some of these concerns include European sovereign debt, China fiscal and monetary tightening, a stuttering U.S. employment situation, and a toughened regulatory environment.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                                   4.90%
Google Incorporated Class A                          3.80%
Visa Incorporated Class A                            2.86%
Cisco Systems Incorporated                           2.77%
Emerson Electric Company                             2.34%
Target Corporation                                   2.12%
Cognizant Technology Solutions Corporation Class A   2.07%
Praxair Incorporated                                 1.97%
PepsiCo Incorporated                                 1.96%
Amazon.com Incorporated                              1.96%

PACE OF ECONOMIC GROWTH APPEARS SLOW, BUT THOROUGH, FUNDAMENTAL RESEARCH WILL IDENTIFY GROWTH STOCKS THAT HAVE THE POTENTIAL FOR SUSTAINING A HIGH LEVEL OF GROWTH AND FOR EXCEEDING MARKET EXPECTATIONS.

While there are economic uncertainties that the market is wrestling with, we still see opportunity. Our goal is to find stocks with robust, sustainable, and underappreciated growth prospects. Oftentimes, when the stock market participants become concerned, they begin to underappreciate or misvalue companies' growth trajectories. This dynamic is what we spend our days reading financial statements, running quantitative screens, and interviewing managers to try to uncover. Our current research leads us to believe that the economy won't double dip but will instead be in for a period of low inflation and slower growth. Those stocks that show robust, sustainable growth in this environment should be rewarded.

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 71


Performance Highlights (Unaudited)

             WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                       Including Sales Charge                  Excluding Sales Charge          Expense Ratio(6)
                               -------------------------------------   -------------------------------------   ----------------
                               6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year    Gross    Net(7)
                               ---------   ------   ------   -------   ---------   ------   ------   -------   ------   -------
Class A (EKJAX)                  (4.39)      8.23    2.28     (2.58)      1.49      14.76    3.48     (2.00)    1.23%    1.12%
Class B (EKJBX)**                (3.86)      8.96    2.39     (2.49)      1.14      13.96    2.75     (2.49)    1.98%    1.87%
Class C (EKJCX)                   0.14      12.89    2.74     (2.72)      1.14      13.89    2.74     (2.72)    1.98%    1.87%
Administrator Class (WFPDX)                                               1.47      14.81    3.56     (1.93)    1.07%    0.95%
Institutional Class (EKJYX)                                               1.57      15.04    3.76     (1.74)    0.80%    0.75%
Investor Class (WFPNX)                                                    1.46      14.68    3.41     (2.07)    1.30%    1.19%
Russell 1000 Growth Index(1)                                              3.46      13.65    0.80     (4.08)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Large Company Growth Fund. Performance shown for the Administrator Class shares prior to its inception, after the close of business on July 16, 2010, reflects the performance of the Fund's Institutional Class shares and has been adjusted to reflect the higher expenses applicable to the Administrator Class shares. Performance shown for the Investor Class shares prior to its inception, after the close of business on July 16, 2010, is based on the performance of the Fund's Class A shares and has been adjusted to reflect the higher expenses applicable to the Investor Class shares.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                 72 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STRATEGIC LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE STRATEGIC LARGE CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

W. Shannon Reid, CFA
David M. Chow, CFA
Jay Zelko

FUND INCEPTION

December 31, 1994

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                                  1-Year
                                  ------
Institutional Class                 9.87%
Russell 1000(R) Growth Index(1)    13.65%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INSTITUTIONAL CLASS SHARES ARE 0.81% AND 0.84%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE CONTRACTUAL EXPENSE RATIO AT 0.80%, EXCLUDING ACQUIRED FUND FEE AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                                 Wells Fargo
                                  Advantage
               Wells Fargo     Stategic Large
                Advantage        Cap Growth
             Strategic Large       Fund -
               Cap Growth       Institutional   Russell 1000
             Fund - Class A         Class       Growth Index
             ---------------   --------------   ------------
 7/31/2000         9,425           10,000          10,000
 8/31/2000        10,648           11,300          10,905
 9/30/2000        10,244           10,874           9,874
10/31/2000         9,856           10,464           9,407
11/30/2000         8,316            8,831           8,020
12/31/2000         8,304            8,821           7,766
 1/31/2001         8,348            8,869           8,303
 2/28/2001         6,819            7,247           6,893
 3/31/2001         6,190            6,580           6,143
 4/30/2001         6,997            7,439           6,920
 5/31/2001         6,912            7,353           6,818
 6/30/2001         6,794            7,226           6,660
 7/31/2001         6,602            7,025           6,494
 8/31/2001         6,039            6,427           5,963
 9/30/2001         5,493            5,847           5,367
10/31/2001         5,680            6,049           5,649
11/30/2001         6,173            6,577           6,192
12/31/2001         6,144            6,548           6,180
 1/31/2002         6,118            6,523           6,071
 2/28/2002         5,779            6,160           5,819
 3/31/2002         6,029            6,432           6,020
 4/30/2002         5,690            6,068           5,529
 5/31/2002         5,628            6,004           5,395
 6/30/2002         5,306            5,662           4,896
 7/31/2002         4,922            5,253           4,627
 8/31/2002         4,951            5,286           4,641
 9/30/2002         4,537            4,844           4,159
10/31/2002         4,763            5,087           4,541
11/30/2002         4,864            5,195           4,788
12/31/2002         4,567            4,880           4,457
 1/31/2003         4,526            4,836           4,349
 2/28/2003         4,543            4,854           4,329
 3/31/2003         4,644            4,964           4,409
 4/30/2003         4,959            5,300           4,735
 5/31/2003         5,183            5,544           4,972
 6/30/2003         5,239            5,603           5,040
 7/31/2003         5,320            5,690           5,166
 8/31/2003         5,393            5,769           5,294
 9/30/2003         5,338            5,712           5,237
10/31/2003         5,699            6,100           5,532
11/30/2003         5,747            6,156           5,589
12/31/2003         5,868            6,286           5,783
 1/31/2004         6,012            6,443           5,901
 2/29/2004         6,053            6,485           5,938
 3/31/2004         5,996            6,426           5,828
 4/30/2004         5,870            6,293           5,760
 5/31/2004         5,950            6,380           5,868
 6/30/2004         6,034            6,470           5,941
 7/31/2004         5,593            6,000           5,605
 8/31/2004         5,572            5,977           5,578
 9/30/2004         5,697            6,116           5,631
10/31/2004         5,786            6,213           5,718
11/30/2004         6,036            6,481           5,915
12/31/2004         6,278            6,744           6,147
 1/31/2005         6,058            6,509           5,942
 2/28/2005         6,120            6,579           6,005
 3/31/2005         6,055            6,509           5,896
 4/30/2005         5,992            6,442           5,784
 5/31/2005         6,324            6,800           6,063
 6/30/2005         6,270            6,746           6,041
 7/31/2005         6,435            6,925           6,336
 8/31/2005         6,377            6,865           6,255
 9/30/2005         6,462            6,956           6,284
10/31/2005         6,418            6,912           6,222
11/30/2005         6,721            7,238           6,491
12/31/2005         6,706            7,224           6,471
 1/31/2006         6,854            7,385           6,584
 2/28/2006         6,805            7,335           6,574
 3/31/2006         6,868            7,405           6,671
 4/30/2006         6,803            7,335           6,662
 5/31/2006         6,430            6,937           6,436
 6/30/2006         6,411            6,919           6,411
 7/31/2006         6,324            6,823           6,288
 8/31/2006         6,471            6,983           6,485
 9/30/2006         6,672            7,203           6,663
10/31/2006         6,902            7,454           6,897
11/30/2006         7,088            7,656           7,034
12/31/2006         7,081            7,652           7,058
 1/31/2007         7,277            7,865           7,239
 2/28/2007         7,166            7,745           7,103
 3/31/2007         7,263            7,852           7,142
 4/30/2007         7,582            8,199           7,478
 5/31/2007         7,851            8,493           7,747
 6/30/2007         7,730            8,363           7,631
 7/31/2007         7,555            8,176           7,513
 8/31/2007         7,805            8,449           7,633
 9/30/2007         8,267            8,952           7,952
10/31/2007         8,676            9,396           8,223
11/30/2007         8,332            9,025           7,920
12/31/2007         8,293            8,986           7,891
 1/31/2008         7,512            8,140           7,276
 2/29/2008         7,321            7,935           7,132
 3/31/2008         7,412            8,036           7,088
 4/30/2008         7,832            8,492           7,460
 5/31/2008         8,112            8,796           7,734
 6/30/2008         7,715            8,370           7,177
 7/31/2008         7,584            8,228           7,040
 8/31/2008         7,616            8,266           7,116
 9/30/2008         6,606            7,169           6,292
10/31/2008         5,598            6,079           5,184
11/30/2008         5,201            5,646           4,772
12/31/2008         5,270            5,725           4,858
 1/31/2009         5,122            5,562           4,624
 2/28/2009         4,822            5,240           4,277
 3/31/2009         5,256            5,713           4,658
 4/30/2009         5,627            6,116           5,105
 5/31/2009         5,822            6,332           5,358
 6/30/2009         5,855            6,367           5,418
 7/31/2009         6,327            6,882           5,803
 8/31/2009         6,470            7,039           5,923
 9/30/2009         6,673            7,261           6,175
10/31/2009         6,525            7,104           6,092
11/30/2009         6,929            7,542           6,466
12/31/2009         7,116            7,746           6,666
 1/31/2010         6,729            7,328           6,375
 2/28/2010         7,085            7,719           6,594
 3/31/2010         7,572            8,249           6,975
 4/30/2010         7,638            8,324           7,053
 5/31/2010         6,967            7,591           6,515
 6/30/2010         6,508            7,096           6,156
 7/31/2010         6,934            7,561           6,595

----------
(1.) The Russell 1000(R) Growth Index measures the performance of those Russell
     1000 Growth Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE STRATEGIC
     LARGE CAP GROWTH FUND'S Class A and Institutional Class shares for the most recent ten years with the Russell 1000(R) Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                Wells Fargo Advantage Large Cap Stock Funds  73


Performance Highlights (Unaudited)

               WELLS FARGO ADVANTAGE STRATEGIC LARGE CAP GROWTH FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund's underperformance for the period that ended July 31, 2010, was due to positioning within the information technology and industrials sectors. Leading individual detractors for the Fund included holdings in Microsoft Corporation, Medco Health Solutions Inc., Family Dollar Stores Inc. and National Oilwell Varco (We sold both Family Dollar Stores and National Oilwell Varco before the end of the reporting period). However, upside from materials sector holdings distinctly contributed. Other individual contributors included holdings in Apple Inc., Amazon.com and American Express Company.

- We remain focused on companies that are executing well and driving earnings despite all of the macro headwinds. We believe that the environment is shifting to one in which stock selection is likely to be paramount.

FOR PARTS OF 2009 AND 2010, IMPORTANT COMPONENTS OF OUR INVESTMENT PROCESS, SUCH AS EARNINGS REVISIONS AND SURPRISES, DID NOT ADD SIGNIFICANT VALUE TO RESULTS.

Our bottom-up stock selection process has yielded outperformance during phases in which factors such as positive earnings revisions and earnings surprises were rewarded. Beginning in the second half of 2009 and through the first quarter of 2010, the Fund outperformed. During this time of outperformance, materials holdings--led by Freeport-McMoRan--contributed to gains. However, in the second quarter of 2010, investor anxiety over global growth contributed to a shift in sentiment, ultimately resulting in underperformance for the period. For the past year, our stock selection results in the information technology sector were the most detrimental to our relative performance, particularly from holdings such as Microsoft and Adobe Systems Inc.

Our portfolio generally maintained a bias in favor of a recovering economy and an advancing market. Our fundamental analysis led to an above-benchmark weighting in information technology and financials. We did, however, trim our exposure within technology in the first half of 2010 to a near-benchmark weight. The reduction was driven by our risk-management approach, by stocks hitting price targets, and by global growth concerns that affected earnings estimates. Despite these concerns, we remain constructive on fundamentals in both the technology sector and the broader market and have strived to position the portfolio to take advantage of the most attractive risk/reward opportunities.

                                   (PIE CHART)

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

Consumer Discretionary         19
Consumer Staples                5
Energy                          8
Financials                     10
Health Care                    13
Industrials                    10
Information Technology         30
Materials                       5

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

                 74 Wells Fargo Advantage Large Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE STRATEGIC LARGE CAP GROWTH FUND (CONTINUED)

THE GOAL OF OUR FUNDAMENTAL ANALYSIS IS TO IDENTIFY COMPANIES WITH EARNINGS GROWTH RATES AND SUSTAINABILITY THAT WE BELIEVE ARE UNDERESTIMATED BY THE MARKET--A CONCEPT WE TERM "PERCEPTION VARIANCE."

TEN LARGEST HOLDINGS(4)
(AS OF JULY 31, 2010)

Apple Incorporated                              5.93%
Google Incorporated Class A                     3.90%
Microsoft Corporation                           3.12%
Philip Morris International Incorporated        3.11%
American Express Company                        2.77%
Schlumberger Limited                            2.72%
Cisco Systems Incorporated                      2.60%
Express Scripts Incorporated                    2.52%
United Parcel Service Incorporated Class B      2.49%
Celgene Corporation                             2.30%

Express Scripts Inc. is an example of a stock that fits our investment criteria. Express Scripts, a leading pharmacy benefit manager (PBM), is a beneficiary of the increasing use of generic and mail-order drugs, both of which help lower prescription costs. The largest generic launch will occur over the next two years, with more than $50 billion worth of branded drugs coming off patent. In addition, the recent acquisition of WellPoint's PBM business offers Express Scripts a considerable opportunity to improve margins by converting WellPoint's users to generics and mail orders. More recently, company shares have declined due to fears of price competition; however, we believe that the firm can continue to improve margins due to this recent acquisition. As a result, we believe that Express Scripts' earnings power is not fully reflected in the current stock price.

WE ARE OPTIMISTIC THAT FUNDAMENTALS SHOULD REGAIN FOCUS AS CONCERNS ABOUT SOME OF THE MACRO ISSUES EASE.

We remain focused on companies that are executing well and driving earnings despite all of the headwinds. We believe that the environment is shifting to one in which stock selection is likely to be paramount, which is an environment in which the Fund has historically shown strong performance.

Looking forward, we remain constructive on the market, but we continue to closely watch important issues such as growth in China, European sovereign debt, policies out of Washington, and investor concerns over a potential double-dip U.S. recession. We continue to believe that the overall market will remain very challenging, with neither tremendous upside nor downside from current levels. Additionally, given damaged investor confidence, we expect to see more volatility as investors weigh the battle between positive cyclical forces and longer-term structural headwinds. However, as volatility creates dislocations, we see opportunity and hold firm to our belief that superior stock selection and portfolio construction will reap impressive rewards through disciplined analysis. We continue to favor companies with business models that allow them to plow through a relatively tepid economic backdrop. We are focused on companies with strong product cycles, such as Apple, or those leveraged to continued healthy growth in emerging markets, such as Freeport-McMoRan.

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Large Cap Stock Funds 75


Performance Highlights (Unaudited)

               WELLS FARGO ADVANTAGE STRATEGIC LARGE CAP GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                                   Expense
                                       Including Sales Charge                  Excluding Sales Charge             Ratio(6)
                               -------------------------------------   -------------------------------------   --------------
                               6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross   Net(7)
                               ---------   ------   ------   -------   ---------   ------   ------   -------   -----   ------
Class A (ESGAX)                  (2.89)     3.28     0.31     (3.60)      3.04       9.58    1.50     (3.02)    1.27%   1.08%
Class C (ESGTX)                   1.63      7.76     0.75     (3.73)      2.63       8.76    0.75     (3.73)    2.02%   1.83%
Class R (ESGRX)                                                           2.88       9.32    1.26     (3.23)    1.52%   1.33%
Administrator Class (ESGDX)                                               3.10       9.70    1.62     (2.90)    1.11%   0.96%
Institutional Class (ESGIX)                                               3.17       9.87    1.77     (2.76)    0.84%   0.81%
Russell 1000 Growth Index(1)                                              3.46      13.65    0.80     (4.08)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - Www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS INSTITUTIONAL CLASS AND CLASS R SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Strategic Large Cap Growth Fund. Performance shown for Classes A, C and R shares prior to their inception, May 11, 2001 for Class A and C and October 10, 2003 for Class R, reflects the performance of the Fund's Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Classes A, C and R. Performance shown for the Administrator Class shares prior to its inception, after the close of business on July 30, 2010, reflects the performance of the Fund's Institutional Class shares. Performance shown has been adjusted to include the higher expenses applicable to the Administrator Class shares.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectuses, and for the Administrator Class, the July 30, 2010 prospectus.

(7.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual cap expense ratio at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.95% for Administrator shares and 0.80% for Institutional Class shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

                 76 Wells Fargo Advantage Large Cap Stock Funds


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Beginning        Ending         Expense
                                                          Account Value   Account Value   Paid During     Net Annual
                                                            02-01-2010      07-31-2010     Period(1)    Expense Ratio
                                                          -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE CAPITAL GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,030.78        $ 6.29         1.25%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.60        $ 6.26         1.25%
CLASS C
   Actual                                                   $1,000.00       $1,027.35        $10.05         2.00%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.88        $ 9.99         2.00%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,033.03        $ 4.74         0.94%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.13        $ 4.71         0.94%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,033.54        $ 3.78         0.75%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,021.08        $ 3.76         0.75%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,030.90        $ 6.80         1.35%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.10        $ 6.76         1.35%

                 Wells Fargo Advantage Large Cap Stock Funds 77


Fund Expenses (Unaudited)

                                                            Beginning         Ending        Expense
                                                          Account Value   Account Value   Paid During     Net Annual
                                                            02-01-2010      07-31-2010     Period(1)    Expense Ratio
                                                          -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE CLASSIC VALUE FUND
CLASS A
   Actual                                                   $1,000.00       $1,012.20        $ 6.19         1.24%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.65        $ 6.21         1.24%
CLASS B
   Actual                                                   $1,000.00       $1,008.30        $ 9.91         1.99%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.93        $ 9.94         1.99%
CLASS C
   Actual                                                   $1,000.00       $1,008.30        $ 9.91         1.99%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.93        $ 9.94         1.99%
CLASS R
   Actual                                                   $1,000.00       $1,010.84        $ 7.43         1.49%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,017.41        $ 7.45         1.49%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,014.21        $ 4.94         0.99%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.89        $ 4.96         0.99%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 3.72         0.75%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,021.08        $ 3.76         0.75%
WELLS FARGO ADVANTAGE CORE EQUITY FUND
CLASS A
   Actual                                                   $1,000.00       $1,014.69        $ 6.79         1.36%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.05        $ 6.80         1.36%
CLASS B
   Actual                                                   $1,000.00       $1,010.65        $10.52         2.11%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.33        $10.54         2.11%
CLASS C
   Actual                                                   $1,000.00       $1,010.65        $10.57         2.12%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.28        $10.59         2.12%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,015.30        $ 5.55         1.11%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.29        $ 5.56         1.11%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 3.72         0.75%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,021.08        $ 3.76         0.75%
WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND
CLASS A
   Actual                                                   $1,000.00       $1,022.86        $ 3.66         0.73%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,021.17        $ 3.66         0.73%
CLASS C
   Actual                                                   $1,000.00       $1,018.63        $ 7.36         1.47%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,017.50        $ 7.35         1.47%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,023.23        $ 2.41         0.48%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,022.41        $ 2.41         0.48%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 2.38         0.48%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,022.41        $ 2.41         0.48%

                 78 Wells Fargo Advantage Large Cap Stock Funds


                                                       Fund Expenses (Unaudited)

                                                            Beginning        Ending         Expense
                                                          Account Value   Account Value   Paid During     Net Annual
                                                            02-01-2010      07-31-2010     Period(1)    Expense Ratio
                                                          -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND
CLASS A
   Actual                                                   $1,000.00       $1,025.81        $ 5.98         1.19%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.89        $ 5.96         1.19%
CLASS C
   Actual                                                   $1,000.00       $1,020.84        $ 9.72         1.94%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.17        $ 9.69         1.94%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,025.43        $ 4.72         0.94%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.13        $ 4.71         0.94%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 3.22         0.65%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,021.57        $ 3.26         0.65%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,023.92        $ 5.87         1.17%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.99        $ 5.86         1.17%
WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND
CLASS A
   Actual                                                   $1,000.00       $1,050.45        $ 6.35         1.25%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.60        $ 6.26         1.25%
CLASS B
   Actual                                                   $1,000.00       $1,046.03        $10.15         2.00%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.88        $ 9.99         2.00%
CLASS C
   Actual                                                   $1,000.00       $1,046.03        $10.15         2.00%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.88        $ 9.99         2.00%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,051.15        $ 5.09         1.00%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.84        $ 5.01         1.00%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,052.10        $ 4.07         0.80%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.83        $ 4.01         0.80%
WELLS FARGO ADVANTAGE GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,088.41        $ 6.73         1.30%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.35        $ 6.51         1.30%
CLASS C
   Actual                                                   $1,000.00       $1,084.83        $10.60         2.05%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.63        $10.24         2.05%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,090.47        $ 4.98         0.96%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.03        $ 4.81         0.96%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,091.19        $ 4.15         0.80%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.83        $ 4.01         0.80%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,088.44        $ 7.25         1.40%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,017.85        $ 7.00         1.40%

                 Wells Fargo Advantage Large Cap Stock Funds 79


Fund Expenses (Unaudited)

                                                            Beginning         Ending        Expense
                                                          Account Value   Account Value   Paid During     Net Annual
                                                            02-01-2010      07-31-2010     Period(1)    Expense Ratio
                                                          -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE INTRINSIC VALUE FUND
CLASS A
   Actual                                                   $1,000.00       $1,068.40        $ 6.00         1.17%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.99        $ 5.86         1.17%
CLASS B
   Actual                                                   $1,000.00       $1,063.46        $ 9.87         1.93%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.22        $ 9.64         1.93%
CLASS C
   Actual                                                   $1,000.00       $1,064.62        $ 9.93         1.94%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.17        $ 9.69         1.94%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 4.71         0.95%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.08        $ 4.76         0.95%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,069.34        $ 4.77         0.93%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.18        $ 4.66         0.93%
WELLS FARGO ADVANTAGE LARGE CAP CORE FUND
CLASS A
   Actual                                                   $1,000.00       $1,006.67        $ 5.72         1.15%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.09        $ 5.76         1.15%
CLASS C
   Actual                                                   $1,000.00       $1,002.72        $ 9.43         1.90%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.37        $ 9.49         1.90%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,008.23        $ 4.43         0.89%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.38        $ 4.46         0.89%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,009.35        $ 4.43         0.89%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.38        $ 4.46         0.89%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,006.80        $ 6.02         1.21%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.79        $ 6.06         1.21%
WELLS FARGO ADVANTAGE LARGE CAP GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,000.00        $ 5.55         1.12%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.24        $ 5.61         1.12%
CLASS C
   Actual                                                   $1,000.00       $1,000.00        $ 9.27         1.87%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.52        $ 9.35         1.87%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 4.71         0.95%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.08        $ 4.76         0.95%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 3.72         0.75%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,021.08        $ 3.76         0.75%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,028.93        $ 5.99         1.19%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.89        $ 5.96         1.19%

                 80 Wells Fargo Advantage Large Cap Stock Funds


                                                       Fund Expenses (Unaudited)

                                                            Beginning         Ending        Expense
                                                          Account Value   Account Value   Paid During     Net Annual
                                                            02-01-2010      07-31-2010     Period(1)    Expense Ratio
                                                          -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE LARGE COMPANY VALUE FUND
CLASS A
   Actual                                                   $1,000.00       $1,020.62        $ 6.26         1.25%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.60        $ 6.26         1.25%
CLASS C
   Actual                                                   $1,000.00       $1,017.44        $10.00         2.00%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.88        $ 9.99         2.00%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,022.23        $ 4.81         0.96%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.03        $ 4.81         0.96%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,022.73        $ 3.76         0.75%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,021.08        $ 3.76         0.75%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,019.74        $ 6.76         1.35%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.10        $ 6.76         1.35%
WELLS FARGO ADVANTAGE OMEGA GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,026.94        $ 6.73         1.34%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.15        $ 6.71         1.34%
CLASS B
   Actual                                                   $1,000.00       $1,022.92        $10.48         2.09%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.43        $10.44         2.09%
CLASS C
   Actual                                                   $1,000.00       $1,022.87        $10.48         2.09%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,014.43        $10.44         2.09%
CLASS R
   Actual                                                   $1,000.00       $1,025.57        $ 7.99         1.59%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,016.91        $ 7.95         1.59%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,028.42        $ 5.48         1.09%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.39        $ 5.46         1.09%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 3.97         0.80%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.83        $ 4.01         0.80%

                 Wells Fargo Advantage Large Cap Stock Funds 81


Fund Expenses (Unaudited)

                                                            Beginning         Ending        Expense
                                                          Account Value   Account Value   Paid During     Net Annual
                                                            02-01-2010      07-31-2010     Period(1)    Expense Ratio
                                                          -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,014.93        $ 5.40         1.08%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.44        $ 5.41         1.08%
CLASS B
   Actual                                                   $1,000.00       $1,011.40        $ 9.13         1.83%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.72        $ 9.15         1.83%
CLASS C
   Actual                                                   $1,000.00       $1,011.43        $ 9.13         1.83%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.72        $ 9.15         1.83%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,014.74        $ 4.75         0.95%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.08        $ 4.76         0.95%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,015.68        $ 4.10         0.82%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.73        $ 4.11         0.82%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,014.61        $ 5.94         1.19%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.89        $ 5.96         1.19%
WELLS FARGO ADVANTAGE STRATEGIC LARGE CAP GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,030.38        $ 5.44         1.08%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,019.44        $ 5.41         1.08%
CLASS C
   Actual                                                   $1,000.00       $1,026.35        $ 9.19         1.83%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,015.72        $ 9.15         1.83%
CLASS R
   Actual                                                   $1,000.00       $1,028.77        $ 6.64         1.32%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,018.25        $ 6.61         1.32%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,000.00        $ 4.71         0.95%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.08        $ 4.76         0.95%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,031.72        $ 4.18         0.83%
   Hypothetical (5% return before expenses)                 $1,000.00       $1,020.68        $ 4.16         0.83%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                 82 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

CAPITAL GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 97.12%
CONSUMER DISCRETIONARY: 20.18%
AUTOMOBILES: 5.32%
        572,110   DAIMLER AG<<+                                                                                    $    30,922,546
      2,967,990   FORD MOTOR COMPANY+<<                                                                                 37,901,232
                                                                                                                        68,823,778
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 2.95%
        572,595   LAS VEGAS SANDS CORPORATION+<<                                                                        15,379,902
        670,382   MARRIOTT INTERNATIONAL INCORPORATED CLASS A<<                                                         22,732,654
                                                                                                                        38,112,556
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 2.43%
        107,260   AMAZON.COM INCORPORATED+                                                                              12,644,881
         83,510   PRICELINE.COM INCORPORATED+<<                                                                         18,739,644
                                                                                                                        31,384,525
                                                                                                                   ---------------
MEDIA: 4.72%
        738,320   CBS CORPORATION CLASS B                                                                               10,912,370
        502,934   DIRECTV GROUP INCORPORATED+                                                                           18,689,027
        934,825   WALT DISNEY COMPANY<<                                                                                 31,494,254
                                                                                                                        61,095,651
                                                                                                                   ---------------
MULTILINE RETAIL: 1.22%
        307,500   TARGET CORPORATION                                                                                    15,780,900
                                                                                                                   ---------------
SPECIALTY RETAIL: 1.95%
        608,090   TJX COMPANIES INCORPORATED                                                                            25,247,897
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 1.59%
        555,920   COACH INCORPORATED                                                                                    20,552,362
                                                                                                                   ---------------
CONSUMER STAPLES: 2.53%
FOOD & STAPLES RETAILING: 0.91%
        208,200   COSTCO WHOLESALE CORPORATION                                                                          11,807,022
                                                                                                                   ---------------
PERSONAL PRODUCTS: 1.62%
        335,188   ESTEE LAUDER COMPANIES INCORPORATED CLASS A<<                                                         20,865,453
                                                                                                                   ---------------
ENERGY: 7.32%
ENERGY EQUIPMENT & SERVICES: 0.75%
        200,850   BAKER HUGHES INCORPORATED<<                                                                            9,695,030
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 6.57%
        330,230   ANADARKO PETROLEUM CORPORATION<<                                                                      16,234,107
        263,685   CONOCOPHILLIPS                                                                                        14,560,686
        355,220   NEWFIELD EXPLORATION COMPANY+                                                                         18,990,061
        283,160   NOBLE ENERGY INCORPORATED<<                                                                           18,988,710
        279,830   PIONEER NATURAL RESOURCES COMPANY                                                                     16,207,754
                                                                                                                        84,981,318
                                                                                                                   ---------------
FINANCIALS: 8.03%
CAPITAL MARKETS: 1.41%
        934,880   INVESCO LIMITED                                                                                       18,267,555
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 83


Portfolio of Investments--July 31, 2010

CAPITAL GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMERCIAL BANKS: 1.53%
        884,160   ITAU UNIBANCO HOLDING<<                                                                          $    19,796,342
                                                                                                                   ---------------
CONSUMER FINANCE: 2.71%
        785,650   AMERICAN EXPRESS COMPANY                                                                              35,071,416
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 2.38%
        805,200   BANK OF AMERICA CORPORATION                                                                           11,305,008
        483,910   JPMORGAN CHASE & COMPANY                                                                              19,491,895
                                                                                                                        30,796,903
                                                                                                                   ---------------
HEALTH CARE: 11.06%
HEALTH CARE EQUIPMENT & SUPPLIES: 2.94%
        464,120   COVIDIEN LIMITED                                                                                      17,320,958
        397,000   HOSPIRA INCORPORATED+                                                                                 20,683,700
                                                                                                                        38,004,658
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 6.62%
        549,520   EXPRESS SCRIPTS INCORPORATED+                                                                         24,827,314
        125,800   LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                            9,180,884
        325,690   MCKESSON CORPORATION                                                                                  20,459,846
        284,759   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                  13,668,432
        574,310   UNITEDHEALTH GROUP INCORPORATED                                                                       17,487,740
                                                                                                                        85,624,216
                                                                                                                   ---------------
PHARMACEUTICALS: 1.50%
        319,140   ALLERGAN INCORPORATED                                                                                 19,486,688
                                                                                                                   ---------------
INDUSTRIALS: 12.07%
AEROSPACE & DEFENSE: 2.14%
        226,350   PRECISION CASTPARTS CORPORATION                                                                       27,657,707
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 1.99%
        312,676   FEDEX CORPORATION                                                                                     25,811,404
                                                                                                                   ---------------
AIRLINES: 1.63%
      1,777,123   DELTA AIR LINES INCORPORATED+<<                                                                       21,112,221
                                                                                                                   ---------------
ELECTRICAL EQUIPMENT: 1.27%
        302,620   ROCKWELL AUTOMATION INCORPORATED                                                                      16,386,873
                                                                                                                   ---------------
MACHINERY: 5.04%
        302,611   CUMMINS INCORPORATED                                                                                  24,090,862
        331,198   EATON CORPORATION                                                                                     25,985,795
        243,070   PARKER HANNIFIN CORPORATION                                                                           15,099,508
                                                                                                                        65,176,165
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 31.78%
COMMUNICATIONS EQUIPMENT: 6.01%
      1,948,570   CISCO SYSTEMS INCORPORATED+                                                                           44,953,510
        132,550   F5 NETWORKS INCORPORATED+                                                                             11,641,867
        761,310   JUNIPER NETWORKS INCORPORATED+<<                                                                      21,149,192
                                                                                                                        77,744,569
                                                                                                                   ---------------

                 84 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

CAPITAL GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMPUTERS & PERIPHERALS: 9.62%
        284,275   APPLE INCORPORATED+                                                                              $    73,129,744
      1,753,170   EMC CORPORATION+                                                                                      34,695,234
        394,000   NETAPP INCORPORATED+                                                                                  16,666,200
                                                                                                                       124,491,178
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 2.93%
        597,300   AGILENT TECHNOLOGIES INCORPORATED+                                                                    16,682,589
        472,460   AMPHENOL CORPORATION CLASS A                                                                          21,166,208
                                                                                                                        37,848,797
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 5.54%
        268,810   BAIDU.COM INCORPORATED ADR+                                                                           21,883,822
        254,092   EQUINIX INCORPORATED+<<                                                                               23,760,143
         53,714   GOOGLE INCORPORATED CLASS A+                                                                          26,043,233
                                                                                                                        71,687,198
                                                                                                                   ---------------
IT SERVICES: 2.80%
        331,543   ALLIANCE DATA SYSTEMS CORPORATION+<<                                                                  19,057,092
         81,760   MASTERCARD INCORPORATED<<                                                                             17,172,870
                                                                                                                        36,229,962
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPTMENT: 1.48%
        410,260   BROADCOM CORPORATION CLASS A                                                                          14,781,668
         61,750   CREE INCORPORATED+                                                                                     4,318,967
                                                                                                                        19,100,635
                                                                                                                   ---------------
SOFTWARE: 3.40%
        550,070   AUTODESK INCORPORATED+<<                                                                              16,249,068
        177,130   SALESFORCE.COM INCORPORATED+<<                                                                        17,527,014
        131,570   VMWARE INCORPORATED+<<                                                                                10,200,622
                                                                                                                        43,976,704
                                                                                                                   ---------------
MATERIALS: 1.75%
CHEMICALS: 1.75%
        463,020   ECOLAB INCORPORATED                                                                                   22,646,304
                                                                                                                   ---------------
TELECOMMUNICATIONS SERVICES: 2.40%
WIRELESS TELECOMMUNICATION SERVICES: 2.40%
        671,434   AMERICAN TOWER CORPORATION CLASS A+                                                                   31,047,108
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $1,207,741,464)                                                                            1,256,311,095
                                                                                                                   ---------------

    PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 17.88%
CORPORATE BONDS AND NOTES: 0.44%
$     5,045,123   GRYPHON FUNDING LIMITED(a)(i)(v)                                     0.00%         08/05/2011          2,008,968
      6,545,825   VFNC CORPORATION(a)(i)(v)+++/-                                       0.33          09/29/2011          3,665,662
                                                                                                                         5,674,630
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 85


Portfolio of Investments--July 31, 2010

CAPITAL GROWTH FUND

     SHARES       SECURITY NAME                                                        YIELD                            VALUE
---------------   --------------------------------------------------------------   -------------                   ---------------
INVESTMENT COMPANIES: 17.44%
     12,960,418   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31%                       $    12,960,418
    212,634,810   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                            212,634,810
                                                                                                                       225,595,228
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $229,781,171)                                                                       231,269,858
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,437,522,635)*                                                    115.00%                                    1,487,580,953
OTHER ASSETS AND LIABILITIES, NET                                         (15.00)                                     (194,047,475)
                                                                         -------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $ 1,293,533,478
                                                                         -------                                   ---------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(v) Security represents investment of cash collateral received from securities on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $1,446,187,696 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $97,034,482
Gross unrealized depreciation    55,641,225
                                -----------
Net unrealized appreciation     $41,393,257

The accompanying notes are an integral part of these financial statements.

                 86 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

CLASSIC VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 97.38%
CONSUMER DISCRETIONARY: 15.27%
HOTELS, RESTAURANTS & LEISURE: 3.19%
        632,283   CARNIVAL CORPORATION                                                                             $    21,927,572
                                                                                                                   ---------------
MEDIA: 4.33%
        471,204   COMCAST CORPORATION CLASS A                                                                            9,174,342
        551,043   OMNICOM GROUP INCORPORATED                                                                            20,531,862
                                                                                                                        29,706,204
                                                                                                                   ---------------
MULTILINE RETAIL: 1.17%
        156,727   TARGET CORPORATION                                                                                     8,043,230
                                                                                                                   ---------------
SPECIALTY RETAIL: 4.36%
        809,235   HOME DEPOT INCORPORATED                                                                               23,071,290
        329,310   LOWE'S COMPANIES INCORPORATED                                                                          6,829,889
                                                                                                                        29,901,179
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 2.22%
        864,924   TIMBERLAND COMPANY CLASS A+                                                                           15,239,961
                                                                                                                   ---------------
CONSUMER STAPLES: 11.62%
BEVERAGES: 4.71%
      1,465,403   DIAGEO PLC                                                                                            25,454,757
        125,491   THE COCA-COLA COMPANY                                                                                  6,915,809
                                                                                                                        32,370,566
                                                                                                                   ---------------
FOOD & STAPLES RETAILING: 2.06%
        351,530   SAFEWAY INCORPORATED<<                                                                                 7,220,426
        241,669   WALGREEN COMPANY                                                                                       6,899,650
                                                                                                                        14,120,076
                                                                                                                   ---------------
FOOD PRODUCTS: 0.83%
        145,049   MCCORMICK & COMPANY INCORPORATED<<                                                                     5,704,777
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 2.02%
        110,043   CLOROX COMPANY                                                                                         7,139,590
        110,017   PROCTER & GAMBLE COMPANY                                                                               6,728,640
                                                                                                                        13,868,230
                                                                                                                   ---------------
TOBACCO: 2.00%
        268,814   PHILIP MORRIS INTERNATIONAL                                                                           13,720,267
                                                                                                                   ---------------
ENERGY: 11.76%
OIL, GAS & CONSUMABLE FUELS: 11.76%
        248,800   CHEVRON CORPORATION                                                                                   18,961,048
        398,889   CONOCOPHILLIPS                                                                                        22,026,651
        399,709   EXXON MOBIL CORPORATION                                                                               23,854,633
        203,945   OCCIDENTAL PETROLEUM CORPORATION                                                                      15,893,434
                                                                                                                        80,735,766
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 87


Portfolio of Investments--July 31, 2010

CLASSIC VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
FINANCIALS: 20.36%
CAPITAL MARKETS: 5.37%
        356,802   LEGG MASON INCORPORATED                                                                          $    10,308,010
        251,450   NORTHERN TRUST CORPORATION                                                                            11,815,636
        377,790   STATE STREET CORPORATION                                                                              14,703,587
                                                                                                                        36,827,233
                                                                                                                   ---------------
COMMERCIAL BANKS: 2.25%
        647,290   US BANCORP                                                                                            15,470,231
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 9.96%
      1,646,908   BANK OF AMERICA CORPORATION                                                                           23,122,588
        488,607   JPMORGAN CHASE & COMPANY                                                                              19,681,090
      1,085,702   MOODY'S CORPORATION<<                                                                                 25,568,282
                                                                                                                        68,371,960
                                                                                                                   ---------------
INSURANCE: 2.78%
        236,756   PRUDENTIAL FINANCIAL INCORPORATED                                                                     13,563,751
        554,967   STEWART INFORMATION SERVICES CORPORATION                                                               5,544,120
                                                                                                                        19,107,871
                                                                                                                   ---------------
HEALTH CARE: 16.21%
BIOTECHNOLOGY: 2.89%
        363,095   AMGEN INCORPORATED+                                                                                   19,799,570
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 2.52%
        468,699   MEDTRONIC INCORPORATED                                                                                17,327,802
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 2.40%
        324,899   WELLPOINT INCORPORATED+                                                                               16,478,877
                                                                                                                   ---------------
PHARMACEUTICALS: 8.40%
        385,519   MERCK & COMPANY INCORPORATED<<                                                                        13,284,985
        482,500   NOVARTIS AG ADR                                                                                       23,517,050
      1,388,557   PFIZER INCORPORATED                                                                                   20,828,355
                                                                                                                        57,630,390
                                                                                                                   ---------------
INDUSTRIALS: 11.05%
AEROSPACE & DEFENSE: 1.05%
        105,930   BOEING COMPANY                                                                                         7,218,070
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 3.01%
        162,097   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED<<                                                  6,911,816
        166,855   FEDEX CORPORATION<<                                                                                   13,773,880
                                                                                                                        20,685,696
                                                                                                                   ---------------
COMMERCIAL SERVICES & SUPPLIES: 4.40%
        591,700   AVERY DENNISON CORPORATION                                                                            21,212,445
        340,803   CINTAS CORPORATION<<                                                                                   9,017,647
                                                                                                                        30,230,092
                                                                                                                   ---------------
INDUSTRIAL CONGLOMERATES: 2.59%
      1,100,717   GENERAL ELECTRIC COMPANY                                                                              17,743,558
                                                                                                                   ---------------

                 88 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

CLASSIC VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
INFORMATION TECHNOLOGY: 9.74%
COMMUNICATIONS EQUIPMENT: 4.05%
        399,093   CISCO SYSTEMS INCORPORATED+                                                                      $     9,207,076
        487,973   QUALCOMM INCORPORATED                                                                                 18,582,012
                                                                                                                        27,789,088
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 1.56%
        809,011   DELL INCORPORATED+                                                                                    10,711,306
                                                                                                                   ---------------
IT SERVICES: 1.00%
        166,173   AUTOMATIC DATA PROCESSING INCORPORATED                                                                 6,857,960
                                                                                                                   ---------------
SOFTWARE: 3.13%
        402,859   MICROSOFT CORPORATION                                                                                 10,397,791
        469,654   ORACLE CORPORATION                                                                                    11,102,621
                                                                                                                        21,500,412
                                                                                                                   ---------------
UTILITIES: 1.37%
ELECTRIC UTILITIES: 1.37%
        121,160   ENTERGY CORPORATION<<                                                                                  9,391,112
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $694,671,739)                                                                                668,479,056
                                                                                                                   ---------------
PRIVATE PLACEMENT: 0.62%
FINANCIALS: 0.62%
DIVERSIFIED FINANCIAL SERVICES: 0.62%
        605,421   APOLLO MANAGEMENT LLC CLASS A+, ++                                                                      4,237,947
                                                                                                                   ---------------
TOTAL PRIVATE PLACEMENT (COST $13,555,984)                                                                               4,237,947
                                                                                                                   ---------------

   PRINCIPAL                                                                       INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 3.17%
CORPORATE BONDS & NOTES: 0.04%
$       239,197   GRYPHON FUNDING LIMITED(a)(i)(v)                                     0.00%         08/05/2011             95,248
        310,347   VFNC CORPORATION(a)+++/-(i)(v)                                       0.33          09/29/2011            173,795
                                                                                                                           269,043
                                                                                                                   ---------------

     SHARES                                                                            YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 3.13%
      3,837,479   WELLS FARGO ADVANTAGE MONEY MARKET TRUST, (l)(u)                     0.31                              3,837,479
     17,421,918   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                             17,421,918
                                                                                                                        21,259,397
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $21,457,859)                                                                         21,528,440
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $729,685,582)*                                                      101.17%                                      694,245,443
OTHER ASSETS AND LIABILITIES, NET                                          (1.17)                                       (7,817,866)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   686,427,577
                                                                          ------                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 89


Portfolio of Investments--July 31, 2010

CLASSIC VALUE FUND

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(i)  Illiquid security (unaudited).

+/-  Variable rate investment.

(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $731,116,276 and net unrealized appreciation (depreciation) consist of:

Gross unrealized appreciation   $ 56,327,567
Gross unrealized depreciation    (93,198,400)
                                ------------
Net unrealized depreciation     $(36,870,833)

The accompanying notes are an integral part of these financial statements.

                 90 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

CORE EQUITY FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 98.32%
CONSUMER DISCRETIONARY: 17.52%
HOTELS, RESTAURANTS & LEISURE: 1.72%
        691,205   BURGER KING HOLDINGS INCORPORATED                                                                $    11,944,022
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 5.54%
        235,043   AMAZON.COM INCORPORATED+                                                                              27,709,219
        210,037   BLUE NILE INCORPORATED<<+                                                                             10,690,883
                                                                                                                        38,400,102
                                                                                                                   ---------------
MEDIA: 5.20%
      1,611,458   CBS CORPORATION CLASS B                                                                               23,817,349
        328,803   OMNICOM GROUP INCORPORATED                                                                            12,251,200
                                                                                                                        36,068,549
                                                                                                                   ---------------
SPECIALTY RETAIL: 2.94%
        715,053   HOME DEPOT INCORPORATED                                                                               20,386,161
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 2.12%
        831,927   TIMBERLAND COMPANY+                                                                                   14,658,554
                                                                                                                   ---------------
CONSUMER STAPLES: 8.08%
BEVERAGES: 2.53%
        595,373   DIAGEO PLC                                                                                            10,341,916
        110,884   PEPSICO INCORPORATED                                                                                   7,197,480
                                                                                                                        17,539,396
                                                                                                                   ---------------
FOOD PRODUCTS: 0.74%
        129,283   MCCORMICK & COMPANY INCORPORATED<<                                                                     5,084,700
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 2.53%
        165,710   CLOROX COMPANY                                                                                        10,751,265
        111,295   PROCTER & GAMBLE COMPANY                                                                               6,806,802
                                                                                                                        17,558,067
                                                                                                                   ---------------
TOBACCO: 2.28%
        309,536   PHILIP MORRIS INTERNATIONAL                                                                           15,798,717
                                                                                                                   ---------------
ENERGY: 10.29%
ENERGY EQUIPMENT & SERVICES: 2.00%
        232,959   SCHLUMBERGER LIMITED                                                                                  13,898,334
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 8.29%
        144,203   APACHE CORPORATION                                                                                    13,782,923
        143,214   CHEVRON CORPORATION                                                                                   10,914,339
        232,259   EXXON MOBIL CORPORATION                                                                               13,861,217
        109,800   OCCIDENTAL PETROLEUM CORPORATION                                                                       8,556,714
        244,152   ULTRA PETROLEUM CORPORATION+                                                                          10,344,720
                                                                                                                        57,459,913
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 91


Portfolio of Investments--July 31, 2010

CORE EQUITY FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
FINANCIALS: 18.69%
CAPITAL MARKETS: 5.78%
        102,297   GOLDMAN SACHS GROUP INCORPORATED                                                                 $    15,428,434
        440,390   STATE STREET CORPORATION                                                                              17,139,979
        155,476   T. ROWE PRICE GROUP INCORPORATED<<                                                                     7,498,607
                                                                                                                        40,067,020
                                                                                                                   ---------------
CONSUMER FINANCE: 1.20%
        186,033   AMERICAN EXPRESS COMPANY                                                                               8,304,513
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 9.62%
      1,453,466   BANK OF AMERICA CORPORATION                                                                           20,406,663
        470,763   JPMORGAN CHASE & COMPANY                                                                              18,962,334
      1,159,328   MOODY'S CORPORATION<<                                                                                 27,302,174
                                                                                                                        66,671,171
                                                                                                                   ---------------
INSURANCE: 1.48%
        178,553   PRUDENTIAL FINANCIAL INCORPORATED                                                                     10,229,301
                                                                                                                   ---------------
HEALTH CARE: 13.12%
BIOTECHNOLOGY: 2.03%
        257,236   AMGEN INCORPORATED+                                                                                   14,027,079
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 1.38%
        259,020   MEDTRONIC INCORPORATED                                                                                 9,575,969
                                                                                                                   ---------------
PHARMACEUTICALS: 9.71%
        120,161   JOHNSON & JOHNSON                                                                                      6,980,152
        719,560   MERCK & COMPANY INCORPORATED                                                                          24,796,038
        405,502   NOVARTIS AG ADR                                                                                       19,764,167
      1,052,423   PFIZER INCORPORATED                                                                                   15,786,345
                                                                                                                        67,326,702
                                                                                                                   ---------------
INDUSTRIALS: 8.06%
AEROSPACE & DEFENSE: 2.26%
        127,813   BOEING COMPANY                                                                                         8,709,178
         98,138   UNITED TECHNOLOGIES CORPORATION                                                                        6,977,612
                                                                                                                        15,686,790
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 2.71%
        217,054   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED<<                                                  9,255,183
        146,310   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             9,510,150
                                                                                                                        18,765,333
                                                                                                                   ---------------
INDUSTRIAL CONGLOMERATES: 3.09%
      1,329,285   GENERAL ELECTRIC COMPANY                                                                              21,428,074
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 20.94%
COMMUNICATIONS EQUIPTMENT: 8.07%
      1,108,251   CISCO SYSTEMS INCORPORATED+                                                                           25,567,351
        797,508   QUALCOMM INCORPORATED                                                                                 30,369,105
                                                                                                                        55,936,456
                                                                                                                   ---------------

                 92 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

CORE EQUITY FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
INTERNET SOFTWARE & SERVICES: 6.07%
        891,489   ANCESTRY.COM INCORPORATED+                                                                       $    17,597,993
         50,429   GOOGLE INCORPORATED CLASS A+                                                                          24,450,501
                                                                                                                        42,048,494
                                                                                                                   ---------------
IT SERVICES: 0.87%
         82,448   VISA INCORPORATED CLASS A                                                                              6,047,561
                                                                                                                   ---------------
SOFTWARE: 5.93%
        206,929   FACTSET RESEARCH SYSTEMS INCORPORATED<<                                                               15,519,676
         42,000   NINTENDO COMPANY LIMITED                                                                              11,745,124
        585,780   ORACLE CORPORATION                                                                                    13,847,839
                                                                                                                        41,112,639
                                                                                                                   ---------------
MATERIALS: 1.62%
CHEMICALS: 1.62%
        155,160   AIR PRODUCTS & CHEMICALS INCORPORATED                                                                 11,261,513
                                                                                                                   ---------------

TOTAL COMMON STOCKS (COST $600,160,436)                                                                                677,285,130
                                                                                                                   ---------------
PRIVATE PLACEMENT: 0.61%
FINANCIALS: 0.61%
DIVERSIFIED FINANCIAL SERVICES: 0.61%
        612,041   APOLLO MANAGEMENT, LLC CLASS A+++                                                                      4,284,287
                                                                                                                   ---------------
TOTAL PRIVATE PLACEMENT (COST $9,715,903)                                                                                4,284,287
                                                                                                                   ---------------

   PRINCIPAL                                                                       INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 3.86%
CORPORATE BONDS & NOTES: 0.40%
$     7,049,506   GRYPHON FUNDING LIMITED(a)(i)(v)                                     0.00%         08/05/2011          2,807,113
                                                                                                                   ---------------

     SHARES                                                                            YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 3.46%
      8,402,395   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31                              8,402,395
     15,575,691   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                             15,575,691
                                                                                                                        23,978,086
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $31,027,592)                                                                         26,785,199
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $640,903,931)*                                                      102.18%                                      708,354,616
OTHER ASSETS AND LIABILITIES, NET                                          (2.18)                                      (15,133,975)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   693,220,641
                                                                          ------                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 93


Portfolio of Investments--July 31, 2010

CORE EQUITY FUND

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $646,353,395 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $127,124,260
Gross unrealized depreciation    (65,123,039)
                                ------------
Net unrealized appreciation     $ 62,001,221

The accompanying notes are an integral part of these financial statements.

                 94 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

DISCIPLINED U.S. CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 99.15%
CONSUMER DISCRETIONARY: 9.90%
AUTO COMPONENTS: 0.53%
         33,992   AUTOLIV INCORPORATED<<                                                                           $     1,952,500
         41,378   TRW AUTOMOTIVE HOLDINGS CORPORATION+                                                                   1,451,954
                                                                                                                         3,404,454
                                                                                                                   ---------------
AUTOMOBILES: 0.90%
        459,069   FORD MOTOR COMPANY<<+                                                                                  5,862,311
                                                                                                                   ---------------
DIVERSIFIED CONSUMER SERVICES: 0.47%
         37,617   ITT EDUCATIONAL SERVICES INCORPORATED+                                                                 3,037,197
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 0.57%
         64,926   CARNIVAL CORPORATION                                                                                   2,251,634
         58,160   STARBUCKS CORPORATION                                                                                  1,445,276
                                                                                                                         3,696,910
                                                                                                                   ---------------
HOUSEHOLD DURABLES: 0.79%
         61,514   WHIRLPOOL CORPORATION                                                                                  5,124,116
                                                                                                                   ---------------
LEISURE EQUIPMENT & PRODUCTS: 0.34%
        105,523   MATTEL INCORPORATED                                                                                    2,232,867
                                                                                                                   ---------------
MEDIA: 2.43%
        433,132   COMCAST CORPORATION CLASS A                                                                            8,433,080
        101,286   DISH NETWORK CORPORATION                                                                               2,033,823
        158,879   GANNETT COMPANY INCORPORATED                                                                           2,094,025
        101,407   TIME WARNER INCORPORATED                                                                               3,190,264
                                                                                                                        15,751,192
                                                                                                                   ---------------
MULTILINE RETAIL: 2.01%
         44,431   BIG LOTS INCORPORATED+                                                                                 1,524,428
         40,487   DOLLAR TREE INCORPORATED+                                                                              1,794,384
        200,208   MACY'S INCORPORATED                                                                                    3,733,879
        116,192   TARGET CORPORATION                                                                                     5,962,973
                                                                                                                        13,015,664
                                                                                                                   ---------------
SPECIALTY RETAIL: 1.56%
         14,470   AUTOZONE INCORPORATED+                                                                                 3,061,418
         70,970   ROSS STORES INCORPORATED<<                                                                             3,737,280
         55,286   SIGNET JEWELERS LIMITED+                                                                               1,645,864
         40,910   TJX COMPANIES                                                                                          1,698,583
                                                                                                                        10,143,145
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 0.30%
         24,708   VF CORPORATION<<                                                                                       1,960,086
                                                                                                                   ---------------
CONSUMER STAPLES: 11.49%
BEVERAGES: 1.23%
         64,798   DR PEPPER SNAPPLE GROUP INCORPORATED                                                                   2,433,165
         27,815   PEPSICO INCORPORATED                                                                                   1,805,472
         68,321   THE COCA-COLA COMPANY                                                                                  3,765,170
                                                                                                                         8,003,807
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 95


Portfolio of Investments--July 31, 2010

DISCIPLINED U.S. CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
FOOD & STAPLES RETAILING: 3.24%
        180,404   CVS CAREMARK CORPORATION                                                                         $     5,536,599
        157,445   KROGER COMPANY                                                                                         3,334,685
         59,926   SAFEWAY INCORPORATED                                                                                   1,230,880
        213,065   WAL-MART STORES INCORPORATED                                                                          10,906,797
                                                                                                                        21,008,961
                                                                                                                   ---------------
FOOD PRODUCTS: 2.65%
        169,854   ARCHER DANIELS MIDLAND COMPANY                                                                         4,647,205
        104,373   CONAGRA FOODS INCORPORATED                                                                             2,450,678
         30,851   CORN PRODUCTS INTERNATIONAL INCORPORATED                                                               1,028,572
        178,108   DEL MONTE FOODS COMPANY                                                                                2,472,139
         51,961   HORMEL FOODS CORPORATION                                                                               2,230,166
        247,994   TYSON FOODS INCORPORATED CLASS A<<                                                                     4,342,375
                                                                                                                        17,171,135
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 1.59%
        168,374   PROCTER & GAMBLE COMPANY                                                                              10,297,754
                                                                                                                   ---------------
PERSONAL PRODUCTS: 0.33%
         43,419   HERBALIFE LIMITED                                                                                      2,155,319
                                                                                                                   ---------------
TOBACCO: 2.45%
        222,194   ALTRIA GROUP INCORPORATED                                                                              4,923,819
         36,098   LORILLARD INCORPORATED                                                                                 2,752,112
        161,840   PHILIP MORRIS INTERNATIONAL                                                                            8,260,314
                                                                                                                        15,936,245
                                                                                                                   ---------------
ENERGY: 10.42%
ENERGY EQUIPMENT & SERVICES: 1.09%
         35,399   ATWOOD OCEANICS INCORPORATED+                                                                            962,853
        111,399   NATIONAL OILWELL VARCO INCORPORATED                                                                    4,362,385
         67,854   ROWAN COMPANIES INCORPORATED+                                                                          1,713,992
                                                                                                                         7,039,230
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 9.33%
         49,866   APACHE CORPORATION                                                                                     4,766,192
        194,898   CHEVRONTEXACO CORPORATION                                                                             14,853,177
        182,432   CONOCOPHILLIPS                                                                                        10,073,895
        310,830   EXXON MOBIL CORPORATION                                                                               18,550,334
         73,342   MARATHON OIL CORPORATION                                                                               2,453,290
         96,701   SUNOCO INCORPORATED                                                                                    3,449,325
        246,725   VALERO ENERGY CORPORATION                                                                              4,191,858
         24,977   WHITING PETROLEUM CORPORATION+                                                                         2,198,226
                                                                                                                        60,536,297
                                                                                                                   ---------------
FINANCIALS: 16.37%
CAPITAL MARKETS: 2.74%
         79,928   AMERIPRISE FINANCIAL INCORPORATED                                                                      3,388,148
         52,831   GOLDMAN SACHS GROUP INCORPORATED                                                                       7,967,971
        238,163   MORGAN STANLEY                                                                                         6,428,019
                                                                                                                        17,784,138
                                                                                                                   ---------------

                 96 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

DISCIPLINED U.S. CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMERCIAL BANKS: 1.78%
        126,160   FIFTH THIRD BANCORP                                                                              $     1,603,494
         97,683   PNC FINANCIAL SERVICES GROUP INCORPORATED                                                              5,801,393
        173,050   US BANCORP                                                                                             4,135,895
                                                                                                                        11,540,782
                                                                                                                   ---------------
CONSUMER FINANCE: 1.36%
         47,643   AMERICAN EXPRESS COMPANY                                                                               2,126,784
         91,069   CAPITAL ONE FINANCIAL CORPORATION                                                                      3,854,951
        236,978   SLM CORPORATION+                                                                                       2,843,736
                                                                                                                         8,825,471
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 4.44%
        446,960   BANK OF AMERICA CORPORATION                                                                            6,275,318
      1,791,947   CITIGROUP INCORPORATED+                                                                                7,346,983
        377,077   JPMORGAN CHASE & COMPANY                                                                              15,188,662
                                                                                                                        28,810,963
                                                                                                                   ---------------
INSURANCE: 4.60%
         75,451   ACE LIMITED                                                                                            4,004,939
         80,010   AFLAC INCORPORATED                                                                                     3,935,692
         62,589   ASSURANT INCORPORATED                                                                                  2,333,944
         41,211   AXIS CAPITAL HOLDINGS LIMITED                                                                          1,284,547
         40,628   BERKSHIRE HATHAWAY INCORPORATED CLASS B<<+                                                             3,173,859
         45,214   CHUBB CORPORATION                                                                                      2,379,613
        100,503   METLIFE INCORPORATED                                                                                   4,227,156
         30,552   PRUDENTIAL FINANCIAL INCORPORATED                                                                      1,750,324
        101,327   THE TRAVELERS COMPANIES INCORPORATED                                                                   5,111,947
         92,133   XL GROUP PLC                                                                                           1,633,518
                                                                                                                        29,835,539
                                                                                                                   ---------------
REAL ESTATE INVESTMENT TRUSTS: 0.83%
         75,587   ANNALY CAPITAL MANAGEMENT INCORPORATED                                                                 1,315,214
         33,309   COMMONWEALTH REIT                                                                                        864,369
         68,667   HOSPITALITY PROPERTIES TRUST                                                                           1,404,240
         20,532   SIMON PROPERTY GROUP INCORPORATED                                                                      1,831,865
                                                                                                                         5,415,688
                                                                                                                   ---------------
THRIFTS & MORTGAGE FINANCE: 0.62%
        229,462   HUDSON CITY BANCORP INCORPORATED                                                                       2,849,918
         68,008   NEW YORK COMMUNITY BANCORP INCORPORATED                                                                1,173,818
                                                                                                                         4,023,736
                                                                                                                   ---------------
HEALTH CARE: 10.77%
BIOTECHNOLOGY: 1.78%
        133,028   AMGEN INCORPORATED+                                                                                    7,254,017
         43,813   BIOGEN IDEC INCORPORATED+                                                                              2,448,270
         54,796   GILEAD SCIENCES INCORPORATED+                                                                          1,825,803
                                                                                                                        11,528,090
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 0.91%
         21,665   BECTON DICKINSON & COMPANY                                                                             1,490,552
        118,731   MEDTRONIC INCORPORATED                                                                                 4,389,485
                                                                                                                         5,880,037
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 97


Portfolio of Investments--July 31, 2010

DISCIPLINED U.S. CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 2.31%
         54,105   HUMANA INCORPORATED+                                                                             $     2,544,017
         26,480   MCKESSON CORPORATION                                                                                   1,663,474
        179,197   UNITEDHEALTH GROUP INCORPORATED                                                                        5,456,549
        105,396   WELLPOINT INCORPORATED+                                                                                5,345,685
                                                                                                                        15,009,725
                                                                                                                   ---------------
LIFE SCIENCES TOOLS & SERVICES: 0.29%
         41,437   THERMO FISHER SCIENTIFIC INCORPORATED+                                                                 1,858,864
                                                                                                                   ---------------
PHARMACEUTICALS: 5.48%
         67,819   ABBOTT LABORATORIES                                                                                    3,328,557
        188,217   ELI LILLY & COMPANY                                                                                    6,700,525
        112,236   FOREST LABORATORIES INCORPORATED+                                                                      3,114,549
        216,033   JOHNSON & JOHNSON                                                                                     12,549,357
         85,495   MERCK & COMPANY INCORPORATED                                                                           2,946,158
        108,841   MYLAN LABORATORIES INCORPORATED<<+                                                                     1,893,833
        337,457   PFIZER INCORPORATED                                                                                    5,061,855
                                                                                                                        35,594,834
                                                                                                                   ---------------
INDUSTRIALS: 11.06%
AEROSPACE & DEFENSE: 4.07%
         84,184   GENERAL DYNAMICS CORPORATION                                                                           5,156,270
         51,096   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               3,732,052
         33,818   LOCKHEED MARTIN CORPORATION                                                                            2,541,423
        110,114   NORTHROP GRUMMAN CORPORATION                                                                           6,457,085
         97,386   RAYTHEON COMPANY                                                                                       4,506,050
         56,138   UNITED TECHNOLOGIES CORPORATION                                                                        3,991,412
                                                                                                                        26,384,292
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 1.39%
         65,035   FEDEX CORPORATION                                                                                      5,368,639
         55,767   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             3,624,855
                                                                                                                         8,993,494
                                                                                                                   ---------------
AIRLINES: 0.36%
        194,255   SOUTHWEST AIRLINES COMPANY                                                                             2,340,773
                                                                                                                   ---------------
BUILDING PRODUCTS: 0.27%
         56,513   OWENS CORNING INCORPORATED<<+                                                                          1,779,029
                                                                                                                   ---------------
COMMERCIAL SERVICES & SUPPLIES: 0.19%
         74,855   RR DONNELLEY & SONS COMPANY                                                                            1,262,804
                                                                                                                   ---------------
CONSTRUCTION & ENGINEERING: 0.26%
         41,578   URS CORPORATION+                                                                                       1,679,335
                                                                                                                   ---------------
INDUSTRIAL CONGLOMERATES: 2.02%
        810,951   GENERAL ELECTRIC COMPANY                                                                              13,072,530
                                                                                                                   ---------------
MACHINERY: 2.00%
         50,662   CATERPILLAR INCORPORATED                                                                               3,533,675
         37,886   EATON CORPORATION                                                                                      2,972,536
         50,157   OSHKOSH TRUCK CORPORATION+                                                                             1,724,398
         39,847   PARKER HANNIFIN CORPORATION                                                                            2,475,296
         67,424   TIMKEN COMPANY                                                                                         2,266,795
                                                                                                                        12,972,700
                                                                                                                   ---------------

                 98 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

DISCIPLINED U.S. CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
ROAD & RAIL: 0.50%
         61,874   CSX CORPORATION                                                                                  $     3,261,997
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 19.10%
COMMUNICATIONS EQUIPMENT: 1.59%
        285,424   CISCO SYSTEMS INCORPORATED+                                                                            6,584,732
         37,682   HARRIS CORPORATION                                                                                     1,677,979
         54,328   QUALCOMM INCORPORATED                                                                                  2,068,810
                                                                                                                        10,331,521
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 4.51%
         54,515   APPLE INCORPORATED+                                                                                   14,023,984
        204,338   HEWLETT-PACKARD COMPANY                                                                                9,407,722
         60,412   LEXMARK INTERNATIONAL INCORPORATED+                                                                    2,220,141
         59,201   SANDISK CORPORATION+                                                                                   2,587,084
         37,675   WESTERN DIGITAL CORPORATION+                                                                             994,243
                                                                                                                        29,233,174
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 1.44%
         54,328   AVNET INCORPORATED+                                                                                    1,366,349
        224,466   FLEXTRONICS INTERNATIONAL LIMITED+                                                                     1,396,179
         64,448   INGRAM MICRO INCORPORATED CLASS A+                                                                     1,065,325
        254,005   JABIL CIRCUIT INCORPORATED                                                                             3,685,613
        218,959   VISHAY INTERTECHNOLOGY INCORPORATED+                                                                   1,858,962
                                                                                                                         9,372,428
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 1.26%
         16,912   GOOGLE INCORPORATED CLASS A+                                                                           8,199,783
                                                                                                                   ---------------
IT SERVICES: 3.07%
         59,605   AMDOCS LIMITED<<+                                                                                      1,629,005
         57,738   COMPUTER SCIENCES CORPORATION                                                                          2,617,264
        121,899   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           15,651,832
                                                                                                                        19,898,101
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.91%
        541,686   INTEL CORPORATION                                                                                     11,158,732
        136,521   MICRON TECHNOLOGY INCORPORATED+                                                                          993,873
        272,647   TEXAS INSTRUMENTS INCORPORATED                                                                         6,731,654
                                                                                                                        18,884,259
                                                                                                                   ---------------
SOFTWARE: 4.32%
        682,423   MICROSOFT CORPORATION                                                                                 17,613,338
        440,124   ORACLE CORPORATION                                                                                    10,404,531
                                                                                                                        28,017,869
                                                                                                                   ---------------
MATERIALS: 3.67%
CHEMICALS: 2.09%
         46,892   ASHLAND INCORPORATED                                                                                   2,384,458
         63,520   CABOT CORPORATION                                                                                      1,873,840
         72,042   EASTMAN CHEMICAL COMPANY                                                                               4,512,711
         51,666   LUBRIZOL CORPORATION                                                                                   4,830,254
                                                                                                                        13,601,263
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 99


Portfolio of Investments--July 31, 2010

DISCIPLINED U.S. CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
METALS & MINING: 0.88%
         36,566   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                              $     2,615,932
         55,326   NEWMONT MINING CORPORATION                                                                             3,092,723
                                                                                                                         5,708,655
                                                                                                                   ---------------
PAPER & FOREST PRODUCTS: 0.70%
        187,166   INTERNATIONAL PAPER COMPANY                                                                            4,529,417
                                                                                                                   ---------------
TELECOMMUNICATION SERVICES: 3.24%
DIVERSIFIED TELECOMMUNICATION SERVICES: 3.24%
        532,473   AT&T INCORPORATED                                                                                     13,812,350
        257,500   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                                                        1,457,450
        197,599   VERIZON COMMUNICATIONS INCORPORATED                                                                    5,742,227
                                                                                                                        21,012,027
                                                                                                                   ---------------
UTILITIES: 3.13%
ELECTRIC UTILITIES: 1.78%
        107,702   EDISON INTERNATIONAL                                                                                   3,570,321
         17,982   ENTERGY CORPORATION                                                                                    1,393,785
         49,965   FIRSTENERGY CORPORATION<<                                                                              1,883,681
         67,136   PINNACLE WEST CAPITAL CORPORATION                                                                      2,557,210
         78,905   PPL CORPORATION                                                                                        2,153,317
                                                                                                                        11,558,314
                                                                                                                   ---------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS: 0.21%
         43,737   CONSTELLATION ENERGY GROUP INCORPORATED                                                                1,382,089
                                                                                                                   ---------------
MULTI-UTILITIES: 1.14%
         73,265   DTE ENERGY COMPANY                                                                                     3,381,912
        242,052   NISOURCE INCORPORATED                                                                                  3,993,854
                                                                                                                         7,375,766
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $495,940,205)                                                                                643,336,177
                                                                                                                   ---------------

                                                                                       YIELD
                                                                                   -------------
SHORT-TERM INVESTMENTS: 4.15%
INVESTMENT COMPANIES: 3.92%
      6,950,656   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31%                             6,950,656
     18,497,155   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(l)(u)(v)        0.34                             18,497,155
                                                                                                                        25,447,811
                                                                                                                   ---------------

    PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
US TREASURY BILLS: 0.23%
$     1,000,000   US TREASURY BILLS###                                                 0.13          09/02/2010            999,875
        500,000   US TREASURY BILLS###                                                 0.16          10/07/2010            499,884
                                                                                                                         1,499,759
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $26,947,552)                                                                         26,947,570
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $522,887,757)*                                                      103.30%                                      670,283,747
OTHER ASSETS AND LIABILITIES, NET                                          (3.30)                                      (21,436,435)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   648,847,312
                                                                          ------                                   ---------------

                 100 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

DISCIPLINED U.S. CORE FUND

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

#    Security pledged as collateral for futures transactions.

##   Zero coupon security. Rate represents yield to maturity.

* Cost for federal income tax purposes is $524,663,635 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $167,511,560
Gross unrealized depreciation    (21,891,448)
                                ------------
Net unrealized appreciation     $145,620,112

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 101


Portfolio of Investments--July 31, 2010

DISCIPLINED VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 98.78%
CONSUMER DISCRETIONARY: 8.22%
AUTO COMPONENTS: 0.29%
         30,857   TRW AUTOMOTIVE HOLDINGS CORPORATION+                                                             $     1,082,772
                                                                                                                   ---------------
AUTOMOBILES: 0.72%
        211,054   FORD MOTOR COMPANY<<+                                                                                  2,695,160
                                                                                                                   ---------------
DIVERSIFIED CONSUMER SERVICES: 0.26%
         11,913   ITT EDUCATIONAL SERVICES INCORPORATED+                                                                   961,856
                                                                                                                   ---------------
HOUSEHOLD DURABLES: 0.75%
         33,528   WHIRLPOOL CORPORATION                                                                                  2,792,882
                                                                                                                   ---------------
MEDIA: 4.25%
        309,799   COMCAST CORPORATION CLASS A                                                                            6,031,787
         31,131   DIRECTV+                                                                                               1,156,828
         60,101   DISH NETWORK CORPORATION                                                                               1,206,828
         89,949   GANNETT COMPANY INCORPORATED                                                                           1,185,528
         13,939   TIME WARNER CABLE INCORPORATED                                                                           796,893
        127,000   TIME WARNER INCORPORATED                                                                               3,995,420
         44,388   WALT DISNEY COMPANY<<                                                                                  1,495,432
                                                                                                                        15,868,716
                                                                                                                   ---------------
MULTILINE RETAIL: 1.05%
         32,772   BIG LOTS INCORPORATED+                                                                                 1,124,407
         90,991   MACY'S INCORPORATED                                                                                    1,696,982
         21,577   TARGET CORPORATION                                                                                     1,107,332
                                                                                                                         3,928,721
                                                                                                                   ---------------
SPECIALTY RETAIL: 0.57%
          5,604   AUTOZONE INCORPORATED<<+                                                                               1,185,638
         46,381   GAMESTOP CORPORATION CLASS A+                                                                            929,939
                                                                                                                         2,115,577
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 0.33%
         15,591   VF CORPORATION<<                                                                                       1,236,834
                                                                                                                   ---------------
CONSUMER STAPLES: 10.06%
BEVERAGES: 0.30%
         65,274   CONSTELLATION BRANDS INCORPORATED CLASS A+                                                             1,113,574
                                                                                                                   ---------------
FOOD & STAPLES RETAILING: 2.89%
         88,586   CVS CAREMARK CORPORATION                                                                               2,718,704
         59,073   KROGER COMPANY                                                                                         1,251,166
        102,430   SAFEWAY INCORPORATED<<                                                                                 2,103,912
         92,294   WAL-MART STORES INCORPORATED                                                                           4,724,530
                                                                                                                        10,798,312
                                                                                                                   ---------------
FOOD PRODUCTS: 3.28%
        100,698   ARCHER DANIELS MIDLAND COMPANY                                                                         2,755,097
         55,542   CONAGRA FOODS INCORPORATED                                                                             1,304,126
         24,106   CORN PRODUCTS INTERNATIONAL INCORPORATED                                                                 803,694
        116,231   DEL MONTE FOODS COMPANY                                                                                1,613,286

                 102 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

DISCIPLINED VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
FOOD PRODUCTS (continued)
         17,467   JM SMUCKER COMPANY                                                                               $     1,072,998
         24,954   KRAFT FOODS INCORPORATED CLASS A                                                                         728,906
        140,686   SARA LEE CORPORATION                                                                                   2,080,746
        108,894   TYSON FOODS INCORPORATED CLASS A                                                                       1,906,734
                                                                                                                        12,265,587
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 2.13%
        129,884   PROCTER & GAMBLE COMPANY                                                                               7,943,705
                                                                                                                   ---------------
PERSONAL PRODUCTS: 0.13%
          7,607   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                              473,536
                                                                                                                   ---------------
TOBACCO: 1.33%
        168,279   ALTRIA GROUP INCORPORATED                                                                              3,729,063
         16,302   LORILLARD INCORPORATED                                                                                 1,242,864
                                                                                                                         4,971,927
                                                                                                                   ---------------
ENERGY: 10.95%
ENERGY EQUIPMENT & SERVICES: 1.45%
         30,148   ATWOOD OCEANICS INCORPORATED+                                                                            820,026
         84,527   NATIONAL OILWELL VARCO INCORPORATED                                                                    3,310,077
         28,201   OIL STATES INTERNATIONAL INCORPORATED+                                                                 1,295,554
                                                                                                                         5,425,657
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 9.50%
         42,150   APACHE CORPORATION                                                                                     4,028,697
        158,855   CHEVRON CORPORATION                                                                                   12,106,340
         10,123   CIMAREX ENERGY COMPANY                                                                                   697,171
        106,258   CONOCOPHILLIPS                                                                                         5,867,567
        144,996   EL PASO CORPORATION                                                                                    1,786,351
         16,620   EXXON MOBIL CORPORATION                                                                                  991,873
        102,243   MARATHON OIL CORPORATION                                                                               3,420,028
          8,846   OCCIDENTAL PETROLEUM CORPORATION                                                                         689,369
         51,180   SUNOCO INCORPORATED                                                                                    1,825,591
        145,981   VALERO ENERGY CORPORATION                                                                              2,480,217
         18,071   WHITING PETROLEUM CORPORATION+                                                                         1,590,429
                                                                                                                        35,483,633
                                                                                                                   ---------------
FINANCIALS: 26.43%
CAPITAL MARKETS: 3.78%
         52,607   AMERIPRISE FINANCIAL INCORPORATED                                                                      2,230,011
         27,832   BANK OF NEW YORK MELLON CORPORATION<<                                                                    697,748
         50,401   GOLDMAN SACHS GROUP INCORPORATED                                                                       7,601,479
        133,142   MORGAN STANLEY                                                                                         3,593,503
                                                                                                                        14,122,741
                                                                                                                   ---------------
COMMERCIAL BANKS: 3.95%
         28,953   COMERICA INCORPORATED                                                                                  1,110,637
         32,941   COMMERCE BANCSHARES INCORPORATED                                                                       1,289,640
         24,966   CULLEN FROST BANKERS INCORPORATED                                                                      1,378,373

                 Wells Fargo Advantage Large Cap Stock Funds 103


Portfolio of Investments--July 31, 2010

DISCIPLINED VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMERCIAL BANKS (continued)
        115,216   FIFTH THIRD BANCORP                                                                              $     1,464,395
         70,043   PNC FINANCIAL SERVICES GROUP INCORPORATED                                                              4,159,854
        224,550   US BANCORP                                                                                             5,366,745
                                                                                                                        14,769,644
                                                                                                                   ---------------
CONSUMER FINANCE: 1.39%
         69,707   CAPITAL ONE FINANCIAL CORPORATION                                                                      2,950,697
        185,776   SLM CORPORATION+                                                                                       2,229,312
                                                                                                                         5,180,009
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 7.09%
        498,982   BANK OF AMERICA CORPORATION                                                                            7,005,707
      1,568,418   CITIGROUP INCORPORATED+                                                                                6,430,514
        323,458   JPMORGAN CHASE & COMPANY                                                                              13,028,888
                                                                                                                        26,465,109
                                                                                                                   ---------------
INSURANCE: 7.05%
         40,860   ACE LIMITED                                                                                            2,168,849
         20,708   ALLIED WORLD ASSURANCE HOLDINGS<<                                                                      1,031,673
         46,588   ASPEN INSURANCE HOLDINGS LIMITED                                                                       1,274,182
         31,171   ASSURANT INCORPORATED                                                                                  1,162,367
         23,396   AXIS CAPITAL HOLDINGS LIMITED                                                                            729,253
         77,864   BERKSHIRE HATHAWAY INCORPORATED CLASS B<<+                                                             6,082,736
         40,538   CHUBB CORPORATION                                                                                      2,133,515
         27,629   ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                   1,066,203
         39,696   METLIFE INCORPORATED<<                                                                                 1,669,614
         46,200   PROTECTIVE LIFE CORPORATION                                                                            1,039,038
         24,970   PRUDENTIAL FINANCIAL INCORPORATED                                                                      1,430,531
         33,356   REINSURANCE GROUP OF AMERICA INCORPORATED                                                              1,600,421
         74,394   THE TRAVELERS COMPANIES INCORPORATED                                                                   3,753,177
         66,603   XL GROUP PLC                                                                                           1,180,871
                                                                                                                        26,322,430
                                                                                                                   ---------------
REAL ESTATE INVESTMENT TRUSTS: 2.12%
        143,836   ANNALY CAPITAL MANAGEMENT INCORPORATED                                                                 2,502,746
         61,455   COMMONWEALTH REIT                                                                                      1,594,757
         77,626   HOSPITALITY PROPERTIES TRUST                                                                           1,587,452
         48,927   HOST HOTELS & RESORTS INCORPORATED                                                                       701,613
         24,255   LIBERTY PROPERTY TRUST                                                                                   768,884
          8,537   SIMON PROPERTY GROUP INCORPORATED<<                                                                      761,671
                                                                                                                         7,917,123
                                                                                                                   ---------------
THRIFTS & MORTGAGE FINANCE: 1.05%
        172,098   HUDSON CITY BANCORP INCORPORATED                                                                       2,137,457
        102,849   NEW YORK COMMUNITY BANCORP INCORPORATED                                                                1,775,174
                                                                                                                         3,912,631
                                                                                                                   ---------------
HEALTH CARE: 12.34%
BIOTECHNOLOGY: 1.95%
         78,030   AMGEN INCORPORATED+                                                                                    4,254,976
         36,352   BIOGEN IDEC INCORPORATED+                                                                              2,031,350
         29,683   GILEAD SCIENCES INCORPORATED+                                                                            989,038
                                                                                                                         7,275,364
                                                                                                                   ---------------

                 104 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

DISCIPLINED VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 2.82%
         58,200   AETNA INCORPORATED                                                                               $     1,620,870
         25,857   HEALTH NET INCORPORATED+                                                                                 608,932
         29,842   HUMANA INCORPORATED+                                                                                   1,403,171
        139,932   UNITEDHEALTH GROUP INCORPORATED                                                                        4,260,929
         51,868   WELLPOINT INCORPORATED+                                                                                2,630,745
                                                                                                                        10,524,647
                                                                                                                   ---------------
LIFE SCIENCES TOOLS & SERVICES: 0.40%
         33,505   THERMO FISHER SCIENTIFIC INCORPORATED+                                                                 1,503,034
                                                                                                                   ---------------
PHARMACEUTICALS: 7.17%
         35,155   BRISTOL-MYERS SQUIBB COMPANY                                                                             876,063
        120,494   ELI LILLY & COMPANY                                                                                    4,289,586
         96,873   FOREST LABORATORIES INCORPORATED+                                                                      2,688,226
        109,055   JOHNSON & JOHNSON                                                                                      6,335,005
        130,673   MERCK & COMPANY INCORPORATED<<                                                                         4,502,992
         74,359   MYLAN LABORATORIES INCORPORATED<<+                                                                     1,293,847
        453,505   PFIZER INCORPORATED                                                                                    6,802,575
                                                                                                                        26,788,294
                                                                                                                   ---------------
INDUSTRIALS: 9.65%
AEROSPACE & DEFENSE: 2.96%
         16,405   ALLIANT TECHSYSTEMS INCORPORATED+                                                                      1,101,760
         59,793   GENERAL DYNAMICS CORPORATION                                                                           3,662,321
         33,475   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               2,445,014
         65,513   NORTHROP GRUMMAN CORPORATION                                                                           3,841,682
                                                                                                                        11,050,777
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 0.92%
         41,631   FEDEX CORPORATION                                                                                      3,436,639
                                                                                                                   ---------------
AIRLINES: 0.45%
         67,026   CONTINENTAL AIRLINES INCORPORATED CLASS B<<+                                                           1,676,991
                                                                                                                   ---------------
COMMERCIAL SERVICES & SUPPLIES: 0.54%
         18,221   FTI CONSULTING INCORPORATED+                                                                             644,112
         81,264   RR DONNELLEY & SONS COMPANY                                                                            1,370,924
                                                                                                                         2,015,036
                                                                                                                   ---------------
CONSTRUCTION & ENGINEERING: 0.31%
         28,802   URS CORPORATION+                                                                                       1,163,313
                                                                                                                   ---------------
INDUSTRIAL CONGLOMERATES: 3.09%
        715,412   GENERAL ELECTRIC COMPANY                                                                              11,532,441
                                                                                                                   ---------------
MACHINERY: 1.11%
         15,598   EATON CORPORATION                                                                                      1,223,819
         36,136   OSHKOSH TRUCK CORPORATION+                                                                             1,242,356
         49,375   TIMKEN COMPANY                                                                                         1,659,988
                                                                                                                         4,126,163
                                                                                                                   ---------------
ROAD & RAIL: 0.27%
         19,328   CSX CORPORATION                                                                                        1,018,972
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 105


Portfolio of Investments--July 31, 2010

DISCIPLINED VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
INFORMATION TECHNOLOGY: 6.08%
COMPUTERS & PERIPHERALS: 0.31%
         83,802   NCR CORPORATION+                                                                                 $     1,148,087
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.99%
         46,125   ARROW ELECTRONICS INCORPORATED+                                                                        1,143,439
        115,667   FLEXTRONICS INTERNATIONAL LIMITED+                                                                       719,449
         59,057   INGRAM MICRO INCORPORATED CLASS A+                                                                       976,212
        102,597   VISHAY INTERTECHNOLOGY INCORPORATED+                                                                     871,049
                                                                                                                         3,710,149
                                                                                                                   ---------------
IT SERVICES: 1.56%
         51,026   COMPUTER SCIENCES CORPORATION                                                                          2,313,009
         16,934   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            2,174,326
         80,259   SAIC INCORPORATED+                                                                                     1,334,707
                                                                                                                         5,822,042
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.98%
        119,758   FAIRCHILD SEMICONDUCTOR INTERNATIONAL INCORPORATED+                                                    1,087,403
        238,910   INTEL CORPORATION                                                                                      4,921,546
         78,339   MICRON TECHNOLOGY INCORPORATED<<+                                                                        570,308
         32,622   TEXAS INSTRUMENTS INCORPORATED                                                                           805,437
                                                                                                                         7,384,694
                                                                                                                   ---------------
SOFTWARE: 1.24%
        180,424   MICROSOFT CORPORATION                                                                                  4,656,743
                                                                                                                   ---------------
MATERIALS: 3.95%
CHEMICALS: 2.46%
         48,035   ASHLAND INCORPORATED                                                                                   2,442,580
         33,504   CABOT CORPORATION                                                                                        988,368
         47,049   EASTMAN CHEMICAL COMPANY                                                                               2,947,149
         29,880   LUBRIZOL CORPORATION                                                                                   2,793,481
                                                                                                                         9,171,578
                                                                                                                   ---------------
PAPER & FOREST PRODUCTS: 1.49%
         23,030   DOMTAR CORPORATION                                                                                     1,347,255
        127,575   INTERNATIONAL PAPER COMPANY                                                                            3,087,315
         48,070   MEADWESTVACO CORPORATION                                                                               1,151,757
                                                                                                                         5,586,327
                                                                                                                   ---------------
TELECOMMUNICATIONS SERVICES: 4.82%
DIVERSIFIED TELECOMMUNICATION SERVICES: 4.82%
        483,219   AT&T INCORPORATED                                                                                     12,534,701
        321,561   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                                                        1,820,035
        124,908   VERIZON COMMUNICATIONS INCORPORATED                                                                    3,629,826
                                                                                                                        17,984,562
                                                                                                                   ---------------

                 106 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

DISCIPLINED VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
UTILITIES: 6.28%
ELECTRIC UTILITIES: 2.51%
         61,728   EDISON INTERNATIONAL                                                                             $     2,046,283
         14,822   ENTERGY CORPORATION                                                                                    1,148,853
         68,754   FIRSTENERGY CORPORATION<<                                                                              2,592,026
         46,694   PINNACLE WEST CAPITAL CORPORATION                                                                      1,778,574
         66,009   PPL CORPORATION                                                                                        1,801,386
                                                                                                                         9,367,122
                                                                                                                   ---------------
GAS UTILITIES: 0.48%
         40,566   ENERGEN CORPORATION                                                                                    1,802,753
                                                                                                                   ---------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS: 0.85%
         66,415   CONSTELLATION ENERGY GROUP INCORPORATED                                                                2,098,714
         97,146   MIRANT CORPORATION+                                                                                    1,065,692
                                                                                                                         3,164,406
                                                                                                                   ---------------
MULTI-UTILITIES: 2.44%
        125,805   CMS ENERGY CORPORATION<<                                                                               2,002,816
         34,527   DTE ENERGY COMPANY                                                                                     1,593,766
         29,500   INTEGRYS ENERGY GROUP INCORPORATED<<                                                                   1,396,825
        168,418   NISOURCE INCORPORATED                                                                                  2,778,897
         41,315   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                           1,359,262
                                                                                                                         9,131,566
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $361,632,165)                                                                                368,889,836
                                                                                                                   ---------------

    PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 5.85%
CORPORATE BONDS & NOTES: 0.14%
$       481,716   GRYPHON FUNDING LIMITED(v)(a)(i)                                     0.00%         08/05/2011            191,819
        625,005   VFNC CORPORATION(v)+++/-(a)(i)                                       0.33          09/29/2011            350,003
                                                                                                                           541,822
                                                                                                                   ---------------
US TREASURY BILLS: 0.13%
        500,000   U.S. TREASURY BILL###                                                0.13          09/16/2010            499,906
                                                                                                                   ---------------

     SHARES                                                                            YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 5.58%
      3,665,521   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31                              3,665,521
     17,174,790   WELLS FARGO SECURITIES LENDING CASH INVESTMENT, LLC(v)(l)(u)         0.34                             17,174,790
                                                                                                                        20,840,311
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $21,739,941)                                                                         21,882,039
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $383,372,106)*                                                      104.63%                                      390,771,875
OTHER ASSETS AND LIABILITIES, NET                                          (4.63)                                      (17,328,842)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   373,443,033
                                                                          ------                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 107


Portfolio of Investments--July 31, 2010

DISCIPLINED VALUE FUND

----------
#    Security pledged as collateral for futures transactions.

##   Zero coupon security. Rate represents yield to maturity.

(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $385,633,945 and net unrealized appreciation consists of:

Gross unrealized appreciation   $ 26,453,025
Gross unrealized depreciation    (21,315,095)
                                ------------
Net unrealized appreciation     $  5,137,930

The accompanying notes are an integral part of these financial statements.

                108 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

ENDEAVOR SELECT FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 95.49%
CONSUMER DISCRETIONARY: 20.88%
AUTOMOBILES: 6.50%
        853,200   DAIMLER AG<<+                                                                                    $    46,115,460
      2,967,800   FORD MOTOR COMPANY<<+                                                                                 37,898,806
                                                                                                                        84,014,266
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 2.27%
        866,400   MARRIOTT INTERNATIONAL INCORPORATED CLASS A<<                                                         29,379,624
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 4.18%
        228,300   AMAZON.COM INCORPORATED+                                                                              26,914,287
        121,000   PRICELINE.COM INCORPORATED+                                                                           27,152,400
                                                                                                                        54,066,687
                                                                                                                   ---------------
MEDIA: 3.59%
      1,375,012   WALT DISNEY COMPANY<<                                                                                 46,324,154
                                                                                                                   ---------------
MULTILINE RETAIL: 2.13%
        536,700   TARGET CORPORATION                                                                                    27,543,444
                                                                                                                   ---------------
SPECIALTY RETAIL: 2.21%
        688,500   TJX COMPANIES INCORPORATED                                                                            28,586,520
                                                                                                                   ---------------
CONSUMER STAPLES: 2.03%
PERSONAL PRODUCTS: 2.03%
        420,491   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                           26,175,565
                                                                                                                   ---------------
ENERGY: 8.64%
OIL, GAS & CONSUMABLE FUELS: 8.64%
        494,700   ANADARKO PETROLEUM CORPORATION                                                                        24,319,452
        490,997   CONOCOPHILLIPS                                                                                        27,112,854
        428,500   NEWFIELD EXPLORATION COMPANY+                                                                         22,907,610
        556,300   NOBLE ENERGY INCORPORATED                                                                             37,305,478
                                                                                                                       111,645,394
                                                                                                                   ---------------
FINANCIALS: 9.48%
COMMERCIAL BANKS: 2.74%
      1,580,100   ITAU UNIBANCO HOLDING<<                                                                               35,378,439
                                                                                                                   ---------------
CONSUMER FINANCE: 4.50%
      1,301,800   AMERICAN EXPRESS COMPANY                                                                              58,112,352
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 2.24%
        720,400   JPMORGAN CHASE & COMPANY                                                                              29,017,712
                                                                                                                   ---------------
HEALTH CARE: 9.44%
HEALTH CARE EQUIPMENT & SUPPLIES: 2.09%
        722,200   COVIDIEN LIMITED                                                                                      26,952,504
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 109


Portfolio of Investments--July 31, 2010

ENDEAVOR SELECT FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 5.31%
        551,100   EXPRESS SCRIPTS INCORPORATED+                                                                    $    24,898,698
        373,300   MCKESSON CORPORATION                                                                                  23,450,706
        666,700   UNITEDHEALTH GROUP INCORPORATED                                                                       20,301,015
                                                                                                                        68,650,419
                                                                                                                   ---------------
PHARMACEUTICALS: 2.04%
        432,900   ALLERGAN INCORPORATED                                                                                 26,432,874
                                                                                                                   ---------------
INDUSTRIALS: 12.04%
AEROSPACE & DEFENSE: 2.43%
        256,500   PRECISION CASTPARTS CORPORATION<<                                                                     31,341,735
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 2.35%
        368,559   FEDEX CORPORATION                                                                                     30,424,545
                                                                                                                   ---------------
AIRLINES: 1.78%
      1,939,700   DELTA AIR LINES INCORPORATED<<+                                                                       23,043,636
                                                                                                                   ---------------
MACHINERY: 5.48%
        437,394   CUMMINS INCORPORATED                                                                                  34,820,936
        458,671   EATON CORPORATION                                                                                     35,987,327
                                                                                                                        70,808,263
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 29.79%
COMMUNICATIONS EQUIPMENT: 7.30%
      2,014,100   CISCO SYSTEMS INCORPORATED+                                                                           46,465,287
        258,100   F5 NETWORKS INCORPORATED+                                                                             22,668,923
        911,100   JUNIPER NETWORKS INCORPORATED<<+                                                                      25,310,358
                                                                                                                        94,444,568
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 12.22%
        334,249   APPLE INCORPORATED+                                                                                   85,985,555
      1,843,700   EMC CORPORATION+                                                                                      36,486,823
        838,300   NETAPP INCORPORATED<<+                                                                                35,460,090
                                                                                                                       157,932,468
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 1.64%
        759,900   AGILENT TECHNOLOGIES INCORPORATED+                                                                    21,224,007
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 5.10%
        349,600   BAIDU.COM INCORPORATED ADR+                                                                           28,460,936
         62,047   EQUINIX INCORPORATED+                                                                                  5,802,015
         65,382   GOOGLE INCORPORATED CLASS A+                                                                          31,700,463
                                                                                                                        65,963,414
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.18%
        781,154   BROADCOM CORPORATION CLASS A<<                                                                        28,144,979
                                                                                                                   ---------------
SOFTWARE: 1.35%
        175,900   SALESFORCE.COM INCORPORATED<<+                                                                        17,405,305
                                                                                                                   ---------------

                 110 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

ENDEAVOR SELECT FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
TELECOMMUNICATIONS SERVICES: 3.19%
WIRELESS TELECOMMUNICATION SERVICES: 3.19%
        892,947   AMERICAN TOWER CORPORATION CLASS A+                                                              $    41,289,870
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $1,084,301,647)                                                                            1,234,302,744
                                                                                                                   ---------------

   PRINCIPAL                                                                       INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 19.06%
CORPORATE BONDS & NOTES: 0.59%
$     6,745,536   GRYPHON FUNDING LIMITED(v)(a)(i)                                     0.00%         08/05/2011          2,686,072
      8,752,034   VFNC CORPORATION+++/-(v)(a)(i)                                       0.33          09/29/2011          4,901,139
                                                                                                                         7,587,211
                                                                                                                   ---------------

    SHARES                                                                             YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 18.47%
     55,664,613   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31                             55,664,613
    183,081,327   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(l)(u)(v)        0.34                            183,081,327
                                                                                                                       238,745,940
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $244,342,716)                                                                       246,333,151
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,328,644,363)*                                                    114.55%                                    1,480,635,895
OTHER ASSETS AND LIABILITIES, NET                                         (14.55)                                     (188,014,497)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $ 1,292,621,398
                                                                          ------                                   ---------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(v) Security represents investment of cash collateral received from securities on loan.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $1,338,424,935 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $181,951,062
Gross unrealized depreciation    (39,740,102)
                                ------------
Net unrealized appreciation     $142,210,960

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 111


Portfolio of Investments--July 31, 2010

GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 95.80%
CONSUMER DISCRECTIONARY: 18.63%
DIVERSIFIED CONSUMER SERVICES: 1.70%
        220,000   AMERICAN PUBLIC EDUCATION INCORPORATED+<<                                                        $     9,825,200
        100,000   CAPELLA EDUCATION COMPANY+<<                                                                           9,292,000
         55,000   STRAYER EDUCATION INCORPORATED<<                                                                      13,167,000
                                                                                                                        32,284,200
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 4.64%
        103,278   CHIPOTLE MEXICAN GRILL INCORPORATED+<<                                                                15,274,816
        730,000   CTRIP.COM INTERNATIONAL LIMITED ADR+<<                                                                29,389,800
        595,000   LIFE TIME FITNESS INCORPORATED+<<                                                                     21,634,200
        569,000   WMS INDUSTRIES INCORPORATED+                                                                          21,912,190
                                                                                                                        88,211,006
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 5.02%
        203,000   AMAZON.COM INCORPORATED+                                                                              23,931,670
         78,000   NETFLIX INCORPORATED+<<                                                                                7,998,900
        196,000   PRICELINE.COM INCORPORATED+<<                                                                         43,982,400
        780,000   SHUTTERFLY INCORPORATED+                                                                              19,562,400
                                                                                                                        95,475,370
                                                                                                                   ---------------
SPECIALTY RETAIL: 7.27%
        988,000   CARMAX INCORPORATED+<<                                                                                20,846,800
        351,000   DICK'S SPORTING GOODS INCORPORATED+<<                                                                  9,234,810
        898,000   HIBBETT SPORTS INCORPORATED+<<                                                                        23,770,060
        225,000   J.CREW GROUP INCORPORATED+<<                                                                           8,016,750
        529,000   TRACTOR SUPPLY COMPANY                                                                                36,770,790
        709,000   ULTA SALON COSMETICS & FRAGRANCE INCORPORATED+<<                                                      17,909,340
        679,000   URBAN OUTFITTERS INCORPORATED+<<                                                                      21,836,640
                                                                                                                       138,385,190
                                                                                                                   ---------------
CONSUMER STAPLES: 0.84%
HOUSEHOLD PRODUCTS: 0.70%
        169,000   COLGATE-PALMOLIVE COMPANY                                                                             13,347,620
                                                                                                                   ---------------
FOOD & STAPLES RETAILING: 0.14%
         71,000   WHOLE FOODS MARKET INCORPORATED+<<                                                                     2,695,870
                                                                                                                   ---------------
ENERGY: 7.46%
ENERGY EQUIPMENT & SERVICES: 0.32%
        100,000   SCHLUMBERGER LIMITED<<                                                                                 5,966,000
                                                                                                                   ---------------
OIL, GAS, & CONSUMABLE FUELS: 7.14%
      1,851,000   BRIGHAM EXPLORATION COMPANY+<<                                                                        31,948,260
        475,000   CONCHO RESOURCES INCORPORATED+                                                                        28,490,500
        525,000   CONTINENTAL RESOURCES INCORPORATED+<<                                                                 23,903,250
        537,250   OASIS PETROLEUM INCORPORATED+                                                                          9,240,700
        715,000   SOUTHWESTERN ENERGY COMPANY+                                                                          26,061,750
        184,000   WHITING PETROLEUM CORPORATION+                                                                        16,193,840
                                                                                                                       135,838,300
                                                                                                                   ---------------

                 112 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
FINANCIALS: 4.94%
CAPITAL MARKETS: 3.18%
        140,000   BANK OF NEW YORK MELLON CORPORATION                                                              $     3,509,800
         45,000   GOLDMAN SACHS GROUP INCORPORATED                                                                       6,786,900
        348,000   STATE STREET CORPORATION                                                                              13,544,160
      2,330,000   TD AMERITRADE HOLDING CORPORATION+                                                                    36,674,200
                                                                                                                        60,515,060
                                                                                                                   ---------------
CONSUMER FINANCE: 0.36%
        155,000   AMERICAN EXPRESS COMPANY                                                                               6,919,200
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 0.76%
         51,500   CME GROUP INCORPORATED                                                                                14,358,200
                                                                                                                   ---------------
INSURANCE: 0.64%
        290,000   METLIFE INCORPORATED                                                                                  12,197,400
                                                                                                                   ---------------
HEALTH CARE: 17.65%
BIOTECHNOLOGY: 3.54%
      1,150,000   ALEXION PHARMACEUTICALS INCORPORATED+                                                                 62,514,000
         88,000   CELGENE CORPORATION+                                                                                   4,853,200
                                                                                                                        67,367,200
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 4.81%
        287,000   DEXCOM INCORPORATED+<<                                                                                 3,202,920
         14,000   HOSPIRA INCORPORATED+                                                                                    729,400
         40,200   INTUITIVE SURGICAL INCORPORATED+<<                                                                    13,200,474
        462,000   MASIMO CORPORATION<<                                                                                  10,662,960
        847,343   SIRONA DENTAL SYSTEMS INCORPORATED+<<                                                                 26,081,218
        851,000   ST. JUDE MEDICAL INCORPORATED+                                                                        31,291,270
        285,000   VOLCANO CORPORATION+<<                                                                                 6,289,950
                                                                                                                        91,458,192
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 0.91%
        215,000   AMERISOURCEBERGEN CORPORATION                                                                          6,443,550
        242,000   EXPRESS SCRIPTS INCORPORATED+                                                                         10,933,560
                                                                                                                        17,377,110
                                                                                                                   ---------------
LIFE SCIENCES TOOLS & SERVICES: 3.03%
        170,000   LIFE TECHNOLOGIES CORPORATION+                                                                         7,308,300
        430,000   METTLER-TOLEDO INTERNATIONAL INCORPORATED+<<                                                          50,224,000
                                                                                                                        57,532,300
                                                                                                                   ---------------
PHARMACEUTICALS: 5.36%
        660,000   ABBOTT LABORATORIES                                                                                   32,392,800
        310,000   ALLERGAN INCORPORATED                                                                                 18,928,600
        441,000   SHIRE PLC ADR<<                                                                                       30,371,670
        330,000   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                            16,120,500
        100,000   WATSON PHARMACEUTICALS INCORPORATED+                                                                   4,050,000
                                                                                                                       101,863,570
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 113


Portfolio of Investments--July 31, 2010

GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
INDUSTRIALS: 6.13%
AEROSPACE & DEFENSE: 0.78%
        210,000   UNITED TECHNOLOGIES CORPORATION                                                                  $    14,931,000
                                                                                                                   ---------------
AIRLINES: 0.57%
        244,000   ALLEGIANT TRAVEL COMPANY<<                                                                            10,831,160
                                                                                                                   ---------------
COMMERCIAL SERVICES & SUPPLIES: 0.75%
        175,000   BAIDU.COM INCORPORATED ADR+<<                                                                         14,246,750
                                                                                                                   ---------------
ELECTRICAL EQUIPMENT: 1.43%
        362,000   ABB LIMITED ADR<<                                                                                      7,305,160
        400,000   EMERSON ELECTRIC COMPANY                                                                              19,816,000
                                                                                                                        27,121,160
                                                                                                                   ---------------
MACHINERY: 0.56%
        217,000   DANAHER CORPORATION                                                                                    8,334,970
         40,000   JOY GLOBAL INCORPORATED                                                                                2,374,800
                                                                                                                        10,709,770
                                                                                                                   ---------------
ROAD & RAIL: 2.04%
        400,000   NORFOLK SOUTHERN CORPORATION                                                                          22,508,000
        217,000   UNION PACIFIC CORPORATION                                                                             16,203,390
                                                                                                                        38,711,390
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 35.27%
COMMUNICATIONS EQUIPMENT: 2.99%
         47,000   ARUBA NETWORKS INCORPORATED+<<                                                                           798,060
      1,965,000   CISCO SYSTEMS INCORPORATED+                                                                           45,332,550
        123,000   F5 NETWORKS INCORPORATED+                                                                             10,803,090
                                                                                                                        56,933,700
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 6.26%
        293,000   APPLE INCORPORATED+                                                                                   75,374,250
      1,285,000   EMC CORPORATION+                                                                                      25,430,150
        139,000   HEWLETT-PACKARD COMPANY                                                                                6,399,560
        280,000   NETAPP INCORPORATED+                                                                                  11,844,000
                                                                                                                       119,047,960
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.51%
        345,000   AGILENT TECHNOLOGIES INCORPORATED+                                                                     9,635,850
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 6.42%
         90,000   EBAY INCORPORATED+                                                                                     1,881,900
        287,000   EQUINIX INCORPORATED+<<                                                                               26,837,370
        123,000   GOOGLE INCORPORATED CLASS A+                                                                          59,636,550
         70,000   GSI COMMERCE INCORPORATED+                                                                             1,576,400
        605,830   LOOPNET INCORPORATED+                                                                                  6,930,695
        560,000   VISTAPRINT NV+<<                                                                                      18,508,000
        145,000   WEBMD HEALTH CORPORATION+                                                                              6,709,150
                                                                                                                       122,080,065
                                                                                                                   ---------------

                 114 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
IT SERVICES: 5.27%
        647,000   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                              $    35,300,320
        162,000   MASTERCARD INCORPORATED<<                                                                             34,026,480
        420,000   VISA INCORPORATED CLASS A<<                                                                           30,807,000
                                                                                                                       100,133,800
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPTMENT: 6.14%
         55,000   ANALOG DEVICES INCORPORATED                                                                            1,634,050
        942,000   MICROCHIP TECHNOLOGY INCORPORATED<<                                                                   28,683,900
      2,090,600   MONOLITHIC POWER SYSTEMS+                                                                             36,836,372
        482,000   NETLOGIC MICROSYSTEMS INCORPORATED+<<                                                                 14,247,920
        885,000   SILICON LABORATORIES INCORPORATED+<<                                                                  35,444,250
                                                                                                                       116,846,492
                                                                                                                   ---------------
SOFTWARE: 7.68%
      1,735,100   ARIBA INCORPORATED+                                                                                   27,709,548
        175,000   CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+<<                                                           5,953,500
        450,000   CONCUR TECHNOLOGIES INCORPORATED+<<                                                                   20,826,000
        910,000   FORTINET INCORPORATED+<<                                                                              16,389,100
        385,000   MICROSOFT CORPORATION                                                                                  9,936,850
        170,204   PROS HOLDINGS INCORPORATED+                                                                            1,203,342
        615,000   RED HAT INCORPORATED+                                                                                 19,772,250
        370,000   ROVI CORPORATION+<<                                                                                   16,465,000
         40,000   SALESFORCE.COM INCORPORATED+<<                                                                         3,958,000
      1,175,000   SUCCESSFACTORS INCORPORATED+<<                                                                        23,864,250
                                                                                                                       146,077,840
                                                                                                                   ---------------
MATERIALS: 3.25%
CHEMICALS: 3.25%
        191,000   AIR PRODUCTS & CHEMICALS INCORPORATED                                                                 13,862,780
        128,000   ECOLAB INCORPORATED                                                                                    6,260,480
        480,000   PRAXAIR INCORPORATED                                                                                  41,673,600
                                                                                                                        61,796,860
                                                                                                                   ---------------
TELECOMMUNICATIONS SERVICES: 1.63%
WIRELESS TELECOMMUNICATION SERVICES: 1.63%
        825,000   NII HOLDINGS INCORPORATED+                                                                            30,904,500
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $1,638,138,652)                                                                            1,821,800,085
                                                                                                                   ---------------

    PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 22.26%
CORPORATE BONDS & NOTES: 0.38%
$     6,438,815   GRYPHON FUNDING LIMITED(v)(a)(i)                                     0.00%         08/05/2011          2,563,936
      8,354,077   VFNC CORPORATION(v)++(a)(i)+/-                                       0.33          09/29/2010          4,678,283
                                                                                                                         7,242,219
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 115


Portfolio of Investments--July 31, 2010

GROWTH FUND

     SHARES       SECURITY NAME                                                        YIELD                            VALUE
---------------   --------------------------------------------------------------   -------------                   ---------------
INVESTMENT COMPANIES: 21.88%
     53,136,868   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31%                       $    53,136,868
    363,043,156   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                            363,043,156
                                                                                                                       416,180,024
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $421,522,314)                                                                       423,422,243
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,059,660,966)*                                                    118.06%                                    2,245,222,328
OTHER ASSETS AND LIABILITIES, NET                                         (18.06)                                     (343,491,403)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $ 1,901,730,925
                                                                          ------                                   ---------------

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

+/-  Variable rate investments.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $2,065,880,221 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $245,793,151
Gross unrealized depreciation    (66,451,044)
                                ------------
Net unrealized appreciation     $179,342,107

The accompanying notes are an integral part of these financial statements.

                 116 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

INTRINSIC VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 96.46%
CONSUMER DISCRECTIONARY: 9.11%
AUTO COMPONENTS: 0.54%
        363,131   GENTEX CORPORATION                                                                               $     6,997,534
                                                                                                                   ---------------
MEDIA: 2.57%
      1,030,000   TIME WARNER INCORPORATED                                                                              32,403,800
        177,700   WARNER MUSIC GROUP CORPORATION+                                                                          833,413
                                                                                                                        33,237,213
                                                                                                                   ---------------
MULTILINE RETAIL: 1.37%
        721,000   JCPENNEY COMPANY INCORPORATED                                                                         17,758,230
                                                                                                                   ---------------
SPECIALTY RETAIL: 2.43%
      1,100,000   HOME DEPOT INCORPORATED                                                                               31,361,000
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 2.20%
        360,000   POLO RALPH LAUREN CORPORATION                                                                         28,443,600
                                                                                                                   ---------------
CONSUMER STAPLES: 15.62%
BEVERAGES: 2.49%
        460,000   DIAGEO PLC                                                                                            32,144,800
                                                                                                                   ---------------
FOOD & STAPLES RETAILING: 1.75%
      1,100,000   SAFEWAY INCORPORATED                                                                                  22,594,000
                                                                                                                   ---------------
FOOD PRODUCTS: 9.03%
      1,410,000   CONAGRA FOODS INCORPORATED                                                                            33,106,800
        626,000   H.J. HEINZ COMPANY                                                                                    27,844,480
        600,000   THE HERSHEY COMPANY                                                                                   28,200,000
        940,000   UNILEVER NV<<                                                                                         27,720,600
                                                                                                                       116,871,880
                                                                                                                   ---------------
PERSONAL PRODUCTS: 2.35%
      1,446,000   L'OREAL SA ADR                                                                                        30,438,300
                                                                                                                   ---------------
ENERGY: 8.39%
ENERGY EQUIPMENT & SERVICES: 2.01%
      1,600,000   WEATHERFORD INTERNATIONAL LIMITED+                                                                    25,920,000
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 6.38%
        600,000   CONOCOPHILLIPS                                                                                        33,132,000
        550,000   HESS CORPORATION                                                                                      29,474,500
        580,000   QEP RESOURCES INCORPORATED                                                                            19,963,600
                                                                                                                        82,570,100
                                                                                                                   ---------------
FINANCIALS: 15.46%
CAPITAL MARKETS: 1.20%
      1,050,000   CHARLES SCHWAB CORPORATION                                                                            15,529,500
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 117


Portfolio of Investments--July 31, 2010

INTRINSIC VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMERICAL BANKS: 9.39%
      3,000,000   BANCO SANTANDER CENTRAL HISPANO SA ADR<<                                                         $    38,310,000
      1,005,583   EAST WEST BANCORP INCORPORATED                                                                        15,677,039
        267,000   M&T BANK CORPORATION<<                                                                                23,319,780
      4,900,000   MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED<<                                                         24,402,000
        893,000   ZIONS BANCORPORATION<<                                                                                19,815,670
                                                                                                                       121,524,489
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 4.87%
      1,900,000   BANK OF AMERICA CORPORATION                                                                           26,676,000
        900,000   JPMORGAN CHASE & COMPANY                                                                              36,252,000
                                                                                                                        62,928,000
                                                                                                                   ---------------
HEALTH CARE: 9.38%
HEALTH CARE EQUIPMENT & SUPPLIES: 4.89%
        743,000   BAXTER INTERNATIONAL INCORPORATED                                                                     32,521,110
        590,000   HOSPIRA INCORPORATED+<<                                                                               30,739,000
                                                                                                                        63,260,110
                                                                                                                   ---------------
PHARMACEUTICALS: 4.49%
        640,000   ABBOTT LABORATORIES                                                                                   31,411,200
        750,000   ELI LILLY & COMPANY                                                                                   26,700,000
                                                                                                                        58,111,200
                                                                                                                   ---------------
INDUSTRIALS: 9.92%
AEROSPACE & DEFENSE: 5.18%
        510,000   BOEING COMPANY                                                                                        34,751,400
        550,000   NORTHROP GRUMMAN CORPORATION                                                                          32,252,000
                                                                                                                        67,003,400
                                                                                                                   ---------------
MACHINERY: 4.74%
        500,000   DEERE & COMPANY                                                                                       33,340,000
        470,000   SPX CORPORATION                                                                                       27,993,200
                                                                                                                        61,333,200
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 17.84%
COMPUTERS & PERIPHERALS: 6.86%
        188,000   APPLE INCORPORATED+                                                                                   48,363,000
      2,040,000   EMC CORPORATION+                                                                                      40,371,600
                                                                                                                        88,734,600
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.20%
        154,043   MOLEX INCORPORATED CLASS A                                                                             2,603,327
                                                                                                                   ---------------
IT SERVICES: 3.27%
        330,000   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           42,372,000
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.11%
      1,106,000   TEXAS INSTRUMENTS INCORPORATED                                                                        27,307,140
                                                                                                                   ---------------

                 118 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

INTRINSIC VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
SOFTWARE: 5.40%
        775,000   INTUIT INCORPORATED+                                                                             $    30,806,250
      1,650,000   ORACLE CORPORATION                                                                                    39,006,000
                                                                                                                        69,812,250
                                                                                                                   ---------------
MATERIALS: 2.51%
CHEMICALS: 2.51%
      1,190,000   DOW CHEMICAL COMPANY                                                                                  32,522,700
                                                                                                                   ---------------
TELECOMMUNICATIONS SERVICES: 2.59%
WIRELESS TELECOMMUNICATION SERVICES: 2.59%
      1,425,000   VODAFONE GROUP PLC ADR<<                                                                              33,459,000
                                                                                                                   ---------------
UTILITIES: 5.64%
ELECTRIC UTILITIES: 2.36%
        585,000   NEXTERA ENERGY INCORPORATED                                                                           30,595,500
                                                                                                                   ---------------
GAS UTILITIES: 0.74%
        580,000   QUESTAR CORPORATION                                                                                    9,541,000
                                                                                                                   ---------------
MULTI-UTILITIES: 2.54%
        782,000   DOMINION RESOURCES INCORPORATED<<                                                                     32,836,180
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $1,178,494,683)                                                                            1,247,810,253
                                                                                                                   ---------------

                                                                                       YIELD
                                                                                   -------------
SHORT-TERM INVESTMENTS: 6.73%
INVESTMENT COMPANIES: 6.73%
     38,625,157   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(u)(l)                       0.31%                            38,625,157
     48,488,475   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(u)(l)(v)        0.34                             48,488,475
TOTAL SHORT-TERM INVESTMENTS (COST $87,113,632)                                                                         87,113,632
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,265,608,315)*                                                    103.19%                                    1,334,923,885
OTHER ASSETS AND LIABILITIES, NET                                          (3.19)                                     (41,309,942)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $ 1,293,613,943
                                                                          ------                                   ---------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

(v) Security represents investment of cash collateral received from securities on loan.

* Cost for federal income tax purposes is $1,267,798,032 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $128,720,366
Gross unrealized depreciation    (61,594,513)
                                ------------
Net unrealized appreciation     $ 67,125,853

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 119


Portfolio of Investments--July 31, 2010

LARGE CAP CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 98.28%
CONSUMER DISCRECTIONARY: 9.90%
AUTOMOBILES: 2.35%
        300,900   FORD MOTOR COMPANY<<+                                                                            $     3,842,493
                                                                                                                   ---------------
SPECIALTY RETAIL: 5.52%
        158,020   GAP INCORPORATED                                                                                       2,861,742
        111,950   HOME DEPOT INCORPORATED                                                                                3,191,695
         56,700   ROSS STORES INCORPORATED                                                                               2,985,822
                                                                                                                         9,039,259
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 2.03%
         45,180   NIKE INCORPORATED CLASS B                                                                              3,327,055
                                                                                                                   ---------------
CONSUMER STAPLES: 7.68%
FOOD & STAPLES RETAILING: 1.97%
         63,155   WAL-MART STORES INCORPORATED                                                                           3,232,904
                                                                                                                   ---------------
FOOD PRODUCTS: 3.78%
         85,990   GENERAL MILLS INCORPORATED                                                                             2,940,858
        185,150   TYSON FOODS INCORPORATED CLASS A                                                                       3,241,977
                                                                                                                         6,182,835
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 1.93%
         51,780   PROCTER & GAMBLE COMPANY                                                                               3,166,865
                                                                                                                   ---------------
ENERGY: 11.71%
ENERGY EQUIPMENT & SERVICES: 1.89%
         95,155   NOBLE CORPORATION                                                                                      3,092,538
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 9.82%
         45,130   CHEVRON CORPORATION                                                                                    3,439,357
         43,275   CIMAREX ENERGY COMPANY                                                                                 2,980,349
         61,985   CONOCOPHILLIPS                                                                                         3,422,812
         52,945   EXXON MOBIL CORPORATION                                                                                3,159,758
         39,655   OCCIDENTAL PETROLEUM CORPORATION                                                                       3,090,314
                                                                                                                        16,092,590
                                                                                                                   ---------------
FINANCIALS: 16.20%
CAPITAL MARKETS: 4.25%
         82,360   AMERIPRISE FINANCIAL INCORPORATED                                                                      3,491,240
         23,005   GOLDMAN SACHS GROUP INCORPORATED                                                                       3,469,614
                                                                                                                         6,960,854
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 6.06%
        808,475   CITIGROUP INCORPORATED<<+                                                                              3,314,748
         84,295   JPMORGAN CHASE & COMPANY                                                                               3,395,403
         54,015   PNC FINANCIAL SERVICES GROUP INCORPORATED                                                              3,207,951
                                                                                                                         9,918,102
                                                                                                                   ---------------
INSURANCE: 5.89%
         60,460   ACE LIMITED                                                                                            3,209,217
         43,655   PARTNERRE LIMITED                                                                                      3,159,312
        143,855   UNUMPROVIDENT CORPORATION                                                                              3,282,771
                                                                                                                         9,651,300
                                                                                                                   ---------------

                 120 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

LARGE CAP CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
HEALTH CARE: 12.57%
BIOTECHNOLOGY: 1.97%
         59,275   AMGEN INCORPORATED+                                                                              $     3,232,266
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 1.76%
         77,025   COVIDIEN LIMITED                                                                                       2,874,573
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 5.15%
         89,840   CARDINAL HEALTH INCORPORATED                                                                           2,899,137
         45,560   MCKESSON CORPORATION                                                                                   2,862,079
         55,760   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   2,676,480
                                                                                                                         8,437,696
                                                                                                                   ---------------
PHARMACEUTICALS: 3.69%
        121,880   BRISTOL-MYERS SQUIBB COMPANY                                                                           3,037,250
         51,795   JOHNSON & JOHNSON                                                                                      3,008,772
                                                                                                                         6,046,022
                                                                                                                   ---------------
INDUSTRIALS: 10.41%
AEROSPACE & DEFENSE: 2.05%
         47,255   UNITED TECHNOLOGIES CORPORATION                                                                        3,359,831
                                                                                                                   ---------------
INDUSTRIAL CONGLOMERATES: 6.22%
         39,325   3M COMPANY                                                                                             3,363,861
        218,860   GENERAL ELECTRIC COMPANY                                                                               3,528,023
         86,130   TYCO INTERNATIONAL LIMITED<<                                                                           3,297,056
                                                                                                                        10,188,940
                                                                                                                   ---------------
MACHINERY: 2.14%
         35,280   FLOWSERVE CORPORATION                                                                                  3,498,365
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 21.88%
COMMUNICATIONS EQUIPMENT: 2.01%
        142,705   CISCO SYSTEMS INCORPORATED+                                                                            3,292,204
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 3.89%
         12,200   APPLE INCORPORATED+                                                                                    3,138,450
         70,045   HEWLETT-PACKARD COMPANY                                                                                3,224,872
                                                                                                                         6,363,322
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 4.14%
        186,900   CORNING INCORPORATED                                                                                   3,386,628
        125,740   TYCO ELECTRONICS LIMITED                                                                               3,394,980
                                                                                                                         6,781,608
                                                                                                                   ---------------
IT SERVICES: 1.95%
         24,885   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,195,234
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 121

Portfolio of Investments--July 31, 2010

LARGE CAP CORE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 3.97%
        157,370   INTEL CORPORATION                                                                                $     3,241,822
        132,305   TEXAS INSTRUMENTS INCORPORATED                                                                         3,266,610
                                                                                                                         6,508,432
                                                                                                                   ---------------
SOFTWARE: 5.92%
         87,820   BMC SOFTWARE INCORPORATED+                                                                             3,124,636
        128,635   MICROSOFT CORPORATION                                                                                  3,320,069
        137,150   ORACLE CORPORATION                                                                                     3,242,226
                                                                                                                         9,686,931
                                                                                                                   ---------------
MATERIALS: 4.05%
CHEMICALS: 2.02%
         72,830   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                        3,305,025
                                                                                                                   ---------------
CONTAINERS & PACKAGING: 2.03%
        154,155   SEALED AIR CORPORATION                                                                                 3,334,373
                                                                                                                   ---------------
TELECOMMUNICATIONS SERVICES: 2.00%
DIVERSIFIED TELECOMMUNICATION SERVICES: 2.00%
         91,832   CENTURYTEL INCORPORATED                                                                                3,271,056
                                                                                                                   ---------------
UTILITIES: 1.88%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS: 1.88%
         97,465   CONSTELLATION ENERGY GROUP INCORPORATED                                                                3,079,894
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $150,431,791)                                                                                160,962,567
                                                                                                                   ---------------

    PRINCIPAL                                                                      INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 6.31%
CORPORATE BONDS & NOTES: 0.92%
$     1,339,921   GRYPHON FUNDING LIMITED(v)(a)(i)+/-                                  0.00%         08/05/2011            533,557
      1,738,488   VFNC CORPORATION(v)(i)++(a)                                          0.33          09/29/2011            973,553
                                                                                                                         1,507,110
                                                                                                                   ---------------

     SHARES                                                                            YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 5.39%
      2,462,285   WELLS FARGO ADVANTAGE MONEY MARKET TRUST (l)(u)                       0.31                             2,462,285
      6,367,441   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)         0.34                             6,367,441
                                                                                                                         8,829,726
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,941,460)                                                                          10,336,836
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $160,373,251)*                                                      104.59%                                      171,299,403
OTHER ASSETS AND LIABILITIES, NET                                          (4.59)                                       (7,520,568)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   163,778,835
                                                                          ------                                   ---------------

                 122 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

LARGE CAP CORE FUND

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

+/-  Variable rate investments.

(u)  Rate shown is the 7-day annualized yield at period end.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

* Cost for federal income tax purposes is $160,944,313 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $12,756,963
Gross unrealized depreciation    (2,401,874)
                                -----------
Net unrealized appreciation     $10,355,090

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 123


Portfolio of Investments--July 31, 2010

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 98.28%
CONSUMER DISCRECTIONARY: 18.26%
DIVERSIFIED CONSUMER SERVICES: 0.76%
          8,800   STRAYER EDUCATION INCORPORATED<<                                                                 $     2,106,720
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 2.80%
         30,000   CTRIP.COM INTERNATIONAL LIMITED ADR+                                                                   1,207,800
         20,000   MCDONALD'S CORPORATION<<                                                                               1,394,600
        117,000   STARBUCKS CORPORATION                                                                                  2,907,450
         26,000   WYNN RESORTS LIMITED<<                                                                                 2,279,680
                                                                                                                         7,789,530
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 2.95%
         45,000   AMAZON.COM INCORPORATED+                                                                               5,305,050
         13,000   PRICELINE.COM INCORPORATED<<+                                                                          2,917,200
                                                                                                                         8,222,250
                                                                                                                   ---------------
MEDIA: 2.51%
        130,000   VIACOM INCORPORATED CLASS B                                                                            4,295,200
         80,000   WALT DISNEY COMPANY<<                                                                                  2,695,200
                                                                                                                         6,990,400
                                                                                                                   ---------------
MULTILINE RETAIL: 4.43%
         32,000   DOLLAR TREE INCORPORATED+                                                                              1,418,240
        100,000   KOHL'S CORPORATION+                                                                                    4,769,000
        120,000   TARGET CORPORATION                                                                                     6,158,400
                                                                                                                        12,345,640
                                                                                                                   ---------------
SPECIALTY RETAIL: 2.42%
        120,000   LOWE'S COMPANIES INCORPORATED                                                                          2,488,800
         70,000   STAPLES INCORPORATED                                                                                   1,423,100
         88,000   URBAN OUTFITTERS INCORPORATED<<+                                                                       2,830,080
                                                                                                                         6,741,980
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 2.39%
         67,000   COACH INCORPORATED                                                                                     2,476,990
         57,000   NIKE INCORPORATED CLASS B<<                                                                            4,197,480
                                                                                                                         6,674,470
                                                                                                                   ---------------
CONSUMER STAPLES: 3.31%
BEVERAGES: 2.09%
         90,000   PEPSICO INCORPORATED                                                                                   5,841,900
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 1.22%
         43,000   COLGATE-PALMOLIVE COMPANY                                                                              3,396,140
                                                                                                                   ---------------
ENERGY: 6.32%
ENERGY EQUIPMENT & SERVICES: 1.82%
         23,000   NATIONAL OILWELL VARCO INCORPORATED                                                                      900,680
         70,000   SCHLUMBERGER LIMITED<<                                                                                 4,176,200
                                                                                                                         5,076,880
                                                                                                                   ---------------

                 124 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 4.50%
         40,000   APACHE CORPORATION                                                                               $     3,823,200
         43,000   OCCIDENTAL PETROLEUM CORPORATION                                                                       3,350,990
         95,000   SOUTHWESTERN ENERGY COMPANY+                                                                           3,462,750
         45,000   ULTRA PETROLEUM CORPORATION+                                                                           1,906,650
                                                                                                                        12,543,590
                                                                                                                   ---------------
FINANCIALS: 3.95%
CAPITAL MARKETS: 2.57%
         55,000   AMERIPRISE FINANCIAL INCORPORATED                                                                      2,331,450
         30,000   NORTHERN TRUST CORPORATION                                                                             1,409,700
        217,000   TD AMERITRADE HOLDING CORPORATION<<+                                                                   3,415,580
                                                                                                                         7,156,730
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 0.70%
          7,000   CME GROUP INCORPORATED                                                                                 1,951,600
                                                                                                                   ---------------
INSURANCE: 0.68%
         45,000   METLIFE INCORPORATED                                                                                   1,892,700
                                                                                                                   ---------------
HEALTH CARE: 14.19%
BIOTECHNOLOGY: 1.41%
         72,000   ALEXION PHARMACEUTICALS INCORPORATED+                                                                  3,913,920
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 2.49%
          7,000   INTUITIVE SURGICAL INCORPORATED<<+                                                                     2,298,590
        126,000   ST. JUDE MEDICAL INCORPORATED+                                                                         4,633,020
                                                                                                                         6,931,610
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 3.54%
        125,000   AMERISOURCEBERGEN CORPORATION                                                                          3,746,250
         75,000   EXPRESS SCRIPTS INCORPORATED+                                                                          3,388,500
         57,000   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   2,736,000
                                                                                                                         9,870,750
                                                                                                                   ---------------
LIFE SCIENCES TOOLS & SERVICES: 0.37%
         24,000   LIFE TECHNOLOGIES CORPORATION+                                                                         1,031,760
                                                                                                                   ---------------
PHARMACEUTICALS: 6.38%
         93,000   ABBOTT LABORATORIES<<                                                                                  4,564,440
         80,000   ALLERGAN INCORPORATED                                                                                  4,884,800
         70,000   SHIRE PLC ADR                                                                                          4,820,900
         72,000   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                             3,517,200
                                                                                                                        17,787,340
                                                                                                                   ---------------
INDUSTRIALS: 10.80%
AEROSPACE & DEFENSE: 1.43%
         56,000   UNITED TECHNOLOGIES CORPORATION                                                                        3,981,600
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 125


Portfolio of Investments--July 31, 2010

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
AIR FREIGHT & LOGISTICS: 1.05%
         45,000   C.H. ROBINSON WORLDWIDE INCORPORATED<<                                                           $     2,934,000
                                                                                                                   ---------------
ELECTRICAL EQUIPMENT: 3.22%
        106,000   ABB LIMITED ADR<<                                                                                      2,139,080
        138,000   EMERSON ELECTRIC COMPANY                                                                               6,836,520
                                                                                                                         8,975,600
                                                                                                                   ---------------
MACHINERY: 2.19%
         58,000   DANAHER CORPORATION                                                                                    2,227,780
         65,000   JOY GLOBAL INCORPORATED<<                                                                              3,859,050
                                                                                                                         6,086,830
                                                                                                                   ---------------
ROAD & RAIL: 2.91%
         75,000   NORFOLK SOUTHERN CORPORATION                                                                           4,220,250
         52,000   UNION PACIFIC CORPORATION                                                                              3,882,840
                                                                                                                         8,103,090
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 36.51%
COMMUNICATIONS EQUIPMENT: 4.73%
        360,000   CISCO SYSTEMS INCORPORATED+                                                                            8,305,200
         12,000   F5 NETWORKS INCORPORATED+                                                                              1,053,960
        100,000   QUALCOMM INCORPORATED                                                                                  3,808,000
                                                                                                                        13,167,160
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 9.67%
         57,000   APPLE INCORPORATED+                                                                                   14,663,250
        240,000   EMC CORPORATION+                                                                                       4,749,600
        127,000   HEWLETT-PACKARD COMPANY                                                                                5,847,080
         40,000   NETAPP INCORPORATED+                                                                                   1,692,000
                                                                                                                        26,951,930
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.83%
         83,000   AGILENT TECHNOLOGIES INCORPORATED+                                                                     2,318,190
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 4.00%
         23,000   EBAY INCORPORATED+                                                                                       480,930
         22,000   GOOGLE INCORPORATED CLASS A+                                                                          10,666,700
                                                                                                                        11,147,630
                                                                                                                   ---------------
IT SERVICES: 7.14%
         60,000   ACCENTURE PLC                                                                                          2,378,400
        118,000   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                    6,438,080
         25,500   MASTERCARD INCORPORATED                                                                                5,356,020
         78,000   VISA INCORPORATED CLASS A                                                                              5,721,300
                                                                                                                        19,893,800
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 4.96%
         93,000   ANALOG DEVICES INCORPORATED                                                                            2,763,030
        110,000   BROADCOM CORPORATION CLASS A                                                                           3,963,300
        175,000   MICROCHIP TECHNOLOGY INCORPORATED<<                                                                    5,328,750
         60,000   NETLOGIC MICROSYSTEMS INCORPORATED<<+                                                                  1,773,600
                                                                                                                        13,828,680
                                                                                                                   ---------------

                 126 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
SOFTWARE: 5.18%
         82,000   CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+                                                       $     2,789,640
         10,000   CITRIX SYSTEMS INCORPORATED+                                                                             550,200
        115,000   RED HAT INCORPORATED<<+                                                                                3,697,250
         48,000   SALESFORCE.COM INCORPORATED<<+                                                                         4,749,600
         34,000   VMWARE INCORPORATED<<+                                                                                 2,636,020
                                                                                                                        14,422,710
                                                                                                                   ---------------
MATERIALS: 3.97%
CHEMICALS: 3.97%
         21,000   AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  1,524,180
         75,000   ECOLAB INCORPORATED                                                                                    3,668,250
         67,500   PRAXAIR INCORPORATED                                                                                   5,860,350
                                                                                                                        11,052,780
                                                                                                                   ---------------
TELECOMMUNICATIONS SERVICES: 0.97%
WIRELESS TELECOMMUNICATION SERVICES: 0.97%
         72,000   NII HOLDINGS INCORPORATED+                                                                             2,697,120
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $264,221,297)                                                                                273,827,030
                                                                                                                   ---------------

   PRINCIPAL                                                                       INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 19.12%
CORPORATE BONDS & NOTES: 0.59%
$     1,464,697   GRYPHON FUNDING LIMITED(v)(a)(i)                                      0.00%        08/05/2011            583,242
      1,900,379   VFNC CORPORATION(v)++(a)(i)+/-                                        0.33         09/29/2011          1,064,213
                                                                                                                         1,647,455
                                                                                                                   ---------------

     SHARES                                                                            YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 18.53%
      7,015,171   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31                              7,015,171
     44,627,479   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                             44,627,479
                                                                                                                        51,642,650
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $52,857,910)                                                                         53,290,105
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $317,079,207)*                                                      117.40%                                  $   327,117,135
OTHER ASSETS AND LIABILITIES, NET                                         (17.40)                                      (48,492,535)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   278,624,600
                                                                          ------                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 127


Portfolio of Investments--July 31, 2010

LARGE CAP GROWTH FUND

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

+/-  Variable rate investments.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $318,124,954 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $10,036,420
Gross unrealized depreciation    (1,044,239)
                                -----------
Net unrealized appreciation     $ 8,992,181

The accompanying notes are an integral part of these financial statements.

                 128 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

LARGE COMPANY VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 99.31%
CONSUMER DISCRETIONARY: 8.76%
DIVERSIFIED CONSUMER SERVICES: 0.78%
         18,570   APOLLO GROUP INCORPORATED CLASS A+                                                               $       856,634
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 0.97%
         30,678   CARNIVAL CORPORATION                                                                                   1,063,913
                                                                                                                   ---------------
HOUSEHOLD DURABLES: 1.05%
         74,415   NEWELL RUBBERMAID INCORPORATED<<                                                                       1,153,433
                                                                                                                   ---------------
MEDIA: 3.24%
         30,508   DIRECTV GROUP INCORPORATED+                                                                            1,133,677
         35,788   OMNICOM GROUP INCORPORATED                                                                             1,333,461
         32,381   WALT DISNEY COMPANY<<                                                                                  1,090,916
                                                                                                                         3,558,054
                                                                                                                   ---------------
SPECIALTY RETAIL: 1.61%
         62,207   HOME DEPOT INCORPORATED                                                                                1,773,522
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 1.11%
         15,330   VF CORPORATION<<                                                                                       1,216,129
                                                                                                                   ---------------
CONSUMER STAPLES: 8.05%
FOOD & STAPLES RETAILING: 2.50%
         52,881   SAFEWAY INCORPORATED<<                                                                                 1,086,176
         57,902   WALGREEN COMPANY<<                                                                                     1,653,102
                                                                                                                         2,739,278
                                                                                                                   ---------------
FOOD PRODUCTS: 3.27%
         61,887   CONAGRA FOODS INCORPORATED                                                                             1,453,107
         36,444   KRAFT FOODS INCORPORATED CLASS A                                                                       1,064,529
         72,837   SARA LEE CORPORATION                                                                                   1,077,259
                                                                                                                         3,594,895
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 0.99%
         17,859   PROCTER & GAMBLE COMPANY                                                                               1,092,256
                                                                                                                   ---------------
PERSONAL PRODUCTS: 1.29%
         45,382   AVON PRODUCTS INCORPORATED                                                                             1,412,742
                                                                                                                   ---------------
ENERGY: 11.08%
ENERGY EQUIPMENT & SERVICES: 2.65%
         93,683   NABORS INDUSTRIES LIMITED+                                                                             1,724,704
         49,570   PRIDE INTERNATIONAL INCORPORATED+                                                                      1,179,270
                                                                                                                         2,903,974
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 8.43%
         19,753   APACHE CORPORATION                                                                                     1,887,992
         33,320   CHEVRON CORPORATION                                                                                    2,539,317
         30,324   DEVON ENERGY CORPORATION                                                                               1,894,947

                 Wells Fargo Advantage Large Cap Stock Funds 129


Portfolio of Investments--July 31, 2010

LARGE COMPANY VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
OIL, GAS & CONSUMABLE FUELS (continued)
         37,810   ENCANA CORPORATION<<                                                                             $     1,154,339
         53,310   MARATHON OIL CORPORATION                                                                               1,783,220
                                                                                                                         9,259,815
                                                                                                                   ---------------
FINANCIALS: 27.73%
CAPITAL MARKETS: 4.20%
         25,521   AFFILIATED MANAGERS GROUP INCORPORATED<<+                                                              1,807,652
         11,706   GOLDMAN SACHS GROUP INCORPORATED                                                                       1,765,499
         26,569   STATE STREET CORPORATION                                                                               1,034,065
                                                                                                                         4,607,216
                                                                                                                   ---------------
COMMERCIAL BANKS: 5.52%
         54,218   BRANCH BANKING AND TRUST CORPORATION<<                                                                 1,346,233
         82,104   COMERICA INCORPORATED<<                                                                                3,149,509
         70,566   ZIONS BANCORP<<                                                                                        1,565,860
                                                                                                                         6,061,602
                                                                                                                   ---------------
CONSUMER FINANCE: 1.07%
         27,821   CAPITAL ONE FINANCIAL CORPORATION                                                                      1,177,663
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 7.07%
        208,630   BANK OF AMERICA CORPORATION                                                                            2,929,165
        385,246   CITIGROUP INCORPORATED+                                                                                1,579,509
         80,769   JPMORGAN CHASE & COMPANY                                                                               3,253,375
                                                                                                                         7,762,049
                                                                                                                   ---------------
INSURANCE: 6.26%
         16,662   ACE LIMITED                                                                                              884,419
         31,798   BERKSHIRE HATHAWAY INCORPORATED CLASS B<<+                                                             2,484,060
         18,703   CHUBB CORPORATION                                                                                        984,339
         60,008   METLIFE INCORPORATED<<                                                                                 2,523,936
                                                                                                                         6,876,754
                                                                                                                   ---------------
REAL ESTATE INVESTMENT TRUSTS: 3.61%
         24,127   ALEXANDRIA REAL ESTATE EQUITIES INCORPORATED<<                                                         1,702,160
         25,369   SIMON PROPERTY GROUP INCORPORATED<<                                                                    2,263,422
                                                                                                                         3,965,582
                                                                                                                   ---------------
HEALTH CARE: 11.01%
BIOTECHNOLOGY: 1.23%
         19,378   GENZYME CORPORATION+                                                                                   1,347,934
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 1.80%
         19,134   BAXTER INTERNATIONAL INCORPORATED                                                                        837,495
         24,436   STRYKER CORPORATION<<                                                                                  1,137,985
                                                                                                                         1,975,480
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 1.63%
         58,142   CIGNA CORPORATION                                                                                      1,788,448
                                                                                                                   ---------------

                 130 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

LARGE COMPANY VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
PHARMACEUTICALS: 6.35%
         70,403   BRISTOL-MYERS SQUIBB COMPANY                                                                     $     1,754,443
         36,130   JOHNSON & JOHNSON                                                                                      2,098,792
         79,821   PFIZER INCORPORATED                                                                                    1,197,315
         39,374   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                             1,923,420
                                                                                                                         6,973,970
                                                                                                                   ---------------
INDUSTRIALS: 11.17%
COMMERCIAL SERVICES & SUPPLIES: 1.08%
         44,588   CINTAS CORPORATION<<                                                                                   1,179,798
                                                                                                                   ---------------
INDUSTRIAL CONGLOMERATES: 3.86%
        263,088   GENERAL ELECTRIC COMPANY                                                                               4,240,979
                                                                                                                   ---------------
MACHINERY: 4.02%
         41,795   DOVER CORPORATION                                                                                      2,004,906
         30,737   EATON CORPORATION<<                                                                                    2,411,625
                                                                                                                         4,416,531
                                                                                                                   ---------------
ROAD & RAIL: 2.21%
         43,138   NORFOLK SOUTHERN CORPORATION                                                                           2,427,375
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 7.57%
COMMUNICATIONS EQUIPMENT: 0.99%
         47,056   CISCO SYSTEMS INCORPORATED+                                                                            1,085,582
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 2.37%
         79,094   EMC CORPORATION+                                                                                       1,565,270
         22,622   HEWLETT-PACKARD COMPANY                                                                                1,041,517
                                                                                                                         2,606,787
                                                                                                                   ---------------
IT SERVICES: 1.47%
         40,780   ACCENTURE PLC                                                                                          1,616,519
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.74%
         61,649   MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                               1,080,707
         63,247   MICROCHIP TECHNOLOGY INCORPORATED<<                                                                    1,925,871
                                                                                                                         3,006,578
                                                                                                                   ---------------
MATERIALS: 3.58%
CHEMICALS: 1.00%
         21,555   ASHLAND INCORPORATED                                                                                   1,096,072
                                                                                                                   ---------------
CONTAINERS & PACKAGING: 0.89%
         35,442   OWENS-ILLINOIS INCORPORATED+                                                                             979,971
                                                                                                                   ---------------
METALS & MINING: 1.69%
         77,370   ALCOA INCORPORATED<<                                                                                     864,223
         22,297   UNITED STATES STEEL CORPORATION<<                                                                        988,426
                                                                                                                         1,852,649
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 131


Portfolio of Investments--July 31, 2010

LARGE COMPANY VALUE FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
TELECOMMUNICATIONS SERVICES: 4.51%
DIVERSIFIED TELECOMMUNICATION SERVICES: 3.43%
         86,835   AT&T INCORPORATED                                                                                $     2,252,500
         52,018   VERIZON COMMUNICATIONS INCORPORATED                                                                    1,511,643
                                                                                                                         3,764,143
                                                                                                                   ---------------
WIRELESS TELECOMMUNICATION SERVICES: 1.08%
         31,717   NII HOLDINGS INCORPORATED+                                                                             1,188,119
                                                                                                                   ---------------
UTILITIES: 5.85%
ELECTRIC UTILITIES: 3.20%
         91,920   DUKE ENERGY CORPORATION                                                                                1,571,831
         25,060   ENTERGY CORPORATION                                                                                    1,942,401
                                                                                                                         3,514,232
                                                                                                                   ---------------
MULTI-UTILITIES: 1.83%
         47,990   DOMINION RESOURCES INCORPORATED                                                                        2,015,100
                                                                                                                   ---------------
WATER UTILITIES: 0.82%
         41,937   AMERICAN WATER WORKS COMPANY INCORPORATED                                                                896,613
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $104,392,610)                                                                                109,048,391
                                                                                                                   ---------------

   PRINCIPAL                                                                       INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 23.35%
CORPORATE BOND & NOTES: 0.30%
$       288,991   GRYPHON FUNDING LIMITED(v)(a)(i)                                     0.00%         08/05/2011            115,076
        374,953   VFNC CORPORATION(v)+++/-(a)(i)                                       0.33          09/29/2011            209,974
                                                                                                                           325,050
                                                                                                                   ---------------

     SHARES                                                                            YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 23.35%
        675,266   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31                                675,266
     24,959,166   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                             24,959,166
                                                                                                                        25,634,432
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $25,874,208)                                                                         25,959,482
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $130,266,818)*                                                      122.96%                                      135,007,873
OTHER ASSETS AND LIABILITIES, NET                                         (22.96)                                      (25,208,217)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   109,799,656
                                                                          ------                                   ---------------

                132  Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

LARGE COMPANY VALUE FUND

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $134,554,430 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 11,540,190
Gross unrealized depreciation    (11,086,747)
                                ------------
Net unrealized appreciation     $    453,443

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 133


Portfolio of Investments--July 31, 2010

OMEGA GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 97.64%
CONSUMER DISCRETIONARY: 19.95%
AUTO COMPONENTS: 3.37%
        213,600   BORGWARNER INCORPORATED<<+                                                                       $     9,368,496
        292,515   TRW AUTOMOTIVE HOLDINGS CORPORATION+                                                                  10,264,351
                                                                                                                        19,632,847
                                                                                                                   ---------------
AUTOMOBILES: 2.39%
        257,700   DAIMLER AG<<+                                                                                         13,928,685
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 2.96%
        123,900   CTRIP.COM INTERNATIONAL LIMITED ADR+                                                                   4,988,214
        361,800   MARRIOTT INTERNATIONAL INCORPORATED CLASS A<<                                                         12,268,638
                                                                                                                        17,256,852
                                                                                                                   ---------------
HOUSEHOLD DURABLES: 0.93%
         65,100   WHIRLPOOL CORPORATION                                                                                  5,422,830
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 2.83%
         65,100   AMAZON.COM INCORPORATED+                                                                               7,674,639
         39,300   PRICELINE.COM INCORPORATED+                                                                            8,818,920
                                                                                                                        16,493,559
                                                                                                                   ---------------
MEDIA: 3.26%
        508,620   CBS CORPORATION CLASS B                                                                                7,517,404
        270,308   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                             11,523,230
                                                                                                                        19,040,634
                                                                                                                   ---------------
SPECIALTY RETAIL: 4.21%
        215,730   JO-ANN STORES INCORPORATED+                                                                            9,036,930
        255,000   TJX COMPANIES INCORPORATED                                                                            10,587,600
        152,200   URBAN OUTFITTERS INCORPORATED<<+                                                                       4,894,752
                                                                                                                        24,519,282
                                                                                                                   ---------------
CONSUMER STAPLES: 2.55%
FOOD & STAPLES RETAILING: 0.99%
        127,100   BJ'S WHOLESALE CLUB INCORPORATED+                                                                      5,789,405
                                                                                                                   ---------------
PERSONAL PRODUCTS: 1.56%
        145,800   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                            9,076,050
                                                                                                                   ---------------
ENERGY: 6.63%
OIL, GAS & CONSUMABLE FUELS: 6.63%
        304,919   CONCHO RESOURCES INCORPORATED+                                                                        18,289,042
         80,015   CONOCOPHILLIPS                                                                                         4,418,429
        121,014   NEWFIELD EXPLORATION COMPANY+                                                                          6,469,408
        141,200   NOBLE ENERGY INCORPORATED                                                                              9,468,872
                                                                                                                        38,645,751
                                                                                                                   ---------------

                 134 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

OMEGA GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
FINANCIALS: 5.12%
COMMERCIAL BANKS: 1.45%
        378,600   ITAU UNIBANCO HOLDING SA<<                                                                       $     8,476,854
                                                                                                                   ---------------
CONSUMER FINANCE: 2.66%
        346,700   AMERICAN EXPRESS COMPANY                                                                              15,476,688
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 1.01%
        145,900   JPMORGAN CHASE & COMPANY                                                                               5,876,852
                                                                                                                   ---------------
HEALTH CARE: 8.73%
BIOTECHNOLOGY: 1.59%
        170,725   ALEXION PHARMACEUTICALS INCORPORATED+                                                                  9,280,611
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 2.36%
        178,000   COVIDIEN LIMITED                                                                                       6,642,960
        136,400   HOSPIRA INCORPORATED+                                                                                  7,106,440
                                                                                                                        13,749,400
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 3.48%
         66,324   DAVITA INCORPORATED+                                                                                   3,801,692
        187,500   EXPRESS SCRIPTS INCORPORATED+                                                                          8,471,250
        126,967   MCKESSON CORPORATION                                                                                   7,976,067
                                                                                                                        20,249,009
                                                                                                                   ---------------
LIFE SCIENCES TOOLS & SERVICES: 1.30%
        575,400   BRUKER BIOSCIENCES CORPORATION+                                                                        7,578,018
                                                                                                                   ---------------
INDUSTRIALS: 13.66%
AEROSPACE & DEFENSE: 2.18%
        103,800   PRECISION CASTPARTS CORPORATION                                                                       12,683,322
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 1.41%
         99,700   FEDEX CORPORATION<<                                                                                    8,230,235
                                                                                                                   ---------------
AIRLINES: 1.48%
        728,200   DELTA AIR LINES INCORPORATED+                                                                          8,651,016
                                                                                                                   ---------------
MACHINERY: 3.66%
        138,605   CUMMINS INCORPORATED                                                                                  11,034,344
        131,518   EATON CORPORATION                                                                                     10,318,902
                                                                                                                        21,353,246
                                                                                                                   ---------------
ROAD & RAIL: 4.93%
        537,400   AVIS BUDGET GROUP INCORPORATED<<+                                                                      6,631,516
        107,800   DOLLAR THRIFTY AUTOMOTIVE GROUP INCORPORATED                                                           5,375,986
        223,900   J.B. HUNT TRANSPORT SERVICES INCORPORATED                                                              7,946,211
        380,000   WERNER ENTERPRISES INCORPORATED                                                                        8,751,400
                                                                                                                        28,705,113
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 135


Portfolio of Investments--July 31, 2010

OMEGA GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
INFORMATION TECHNOLOGY: 34.03%
COMMUNICATIONS EQUIPMENT: 3.89%
        306,257   COMMSCOPE INCORPORATED+                                                                          $     6,229,267
        103,900   F5 NETWORKS INCORPORATED<<+                                                                            9,125,537
        264,500   JUNIPER NETWORKS INCORPORATED<<+                                                                       7,347,810
                                                                                                                        22,702,614
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 9.26%
        118,500   APPLE INCORPORATED+                                                                                   30,484,125
        558,300   EMC CORPORATION+                                                                                      11,048,757
        293,800   NETAPP INCORPORATED<<+                                                                                12,427,740
                                                                                                                        53,960,622
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 4.15%
        163,500   EQUINIX INCORPORATED<<+                                                                               15,288,885
         18,335   GOOGLE INCORPORATED CLASS A+                                                                           8,889,725
                                                                                                                        24,178,610
                                                                                                                   ---------------
IT SERVICES: 4.63%
        151,500   ALLIANCE DATA SYSTEMS CORPORATION<<+                                                                   8,708,220
        376,926   GARTNER INCORPORATED+                                                                                  9,487,227
        797,038   SAPIENT CORPORATION+                                                                                   8,767,418
                                                                                                                        26,962,865
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 4.23%
        222,600   BROADCOM CORPORATION CLASS A                                                                           8,020,278
        355,881   NETLOGIC MICROSYSTEMS INCORPORATED<<+                                                                 10,519,842
        202,300   RUBICON TECHNOLOGY INCORPORATED<<+                                                                     6,119,575
                                                                                                                        24,659,695
                                                                                                                   ---------------
SOFTWARE: 7.87%
        202,993   ANSYS INCORPORATED+                                                                                    9,124,535
        294,264   ASIAINFO HOLDINGS INCORPORATED<<+                                                                      6,002,986
        223,967   LONGTOP FINANCIAL TECHNOLOGIES LIMITED ADR+                                                            7,464,820
        309,200   RED HAT INCORPORATED+                                                                                  9,940,780
         81,000   SALESFORCE.COM INCORPORATED+                                                                           8,014,950
        261,872   SUCCESSFACTORS INCORPORATED<<+                                                                         5,318,620
                                                                                                                        45,866,691
                                                                                                                   ---------------
MATERIALS: 2.93%
CHEMICALS: 1.68%
        311,279   VALSPAR CORPORATION                                                                                    9,777,273
                                                                                                                   ---------------
CONTAINERS & PACKAGING: 1.25%
        242,900   BEMIS COMPANY INCORPORATED                                                                             7,277,284
                                                                                                                   ---------------

                 136 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

OMEGA GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
TELECOMMUNICATIONS SERVICES: 4.04%
WIRELESS TELECOMMUNICATION SERVICES: 4.04%
        250,100   AMERICAN TOWER CORPORATION CLASS A+                                                              $    11,564,624
        331,026   SBA COMMUNICATIONS CORPORATION CLASS A<<+                                                             11,976,521
                                                                                                                        23,541,145
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $531,822,187)                                                                                569,043,058
                                                                                                                   ---------------

                                                                                       YIELD
                                                                                   -------------
SHORT-TERM INVESTMENTS: 15.01%
INVESTMENT COMPANIES: 15.01%
      4,361,124   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31%                             4,361,124
     83,094,275   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                             83,094,275
TOTAL SHORT-TERM INVESTMENTS (COST $87,455,399)                                                                         87,455,399
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $619,277,586)*                                                      112.65%                                      656,498,457
OTHER ASSETS AND LIABILITIES, NET                                         (12.65)                                      (73,728,429)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   582,770,028
                                                                          ------                                   ---------------

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $619,357,068 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 47,890,934
Gross unrealized depreciation    (10,749,545)
                                ------------
Net unrealized appreciation     $ 37,141,389

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 137


Portfolio of Investments--July 31, 2010

PREMIER LARGE COMPANY GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 98.39%
CONSUMER DISCRETIONARY: 18.43%
DIVERSIFIED CONSUMER SERVICES: 0.74%
         20,000   STRAYER EDUCATION INCORPORATED<<                                                                 $     4,788,000
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 2.93%
         94,500   CTRIP.COM INTERNATIONAL LIMITED ADR+                                                                   3,804,570
         47,400   MCDONALD'S CORPORATION                                                                                 3,305,202
        266,000   STARBUCKS CORPORATION                                                                                  6,610,100
         60,000   WYNN RESORTS LIMITED                                                                                   5,260,800
                                                                                                                        18,980,672
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 3.13%
        114,600   AMAZON.COM INCORPORATED+                                                                              13,510,194
         30,100   PRICELINE.COM INCORPORATED+                                                                            6,754,440
                                                                                                                        20,264,634
                                                                                                                   ---------------
MEDIA: 2.51%
        298,400   VIACOM INCORPORATED CLASS B                                                                            9,859,136
        190,000   WALT DISNEY COMPANY                                                                                    6,401,100
                                                                                                                        16,260,236
                                                                                                                   ---------------
MULTILINE RETAIL: 4.36%
         70,000   DOLLAR TREE INCORPORATED+                                                                              3,102,400
        220,000   KOHL'S CORPORATION+                                                                                   10,491,800
        285,000   TARGET CORPORATION                                                                                    14,626,200
                                                                                                                        28,220,400
                                                                                                                   ---------------
SPECIALTY RETAIL: 2.42%
        290,000   LOWE'S COMPANIES INCORPORATED                                                                          6,014,600
        160,000   STAPLES INCORPORATED                                                                                   3,252,800
        200,000   URBAN OUTFITTERS INCORPORATED+                                                                         6,432,000
                                                                                                                        15,699,400
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 2.34%
        150,000   COACH INCORPORATED                                                                                     5,545,500
        130,000   NIKE INCORPORATED CLASS B                                                                              9,573,200
                                                                                                                        15,118,700
                                                                                                                   ---------------
CONSUMER STAPLES: 3.31%
BEVERAGES: 2.09%
        208,500   PEPSICO INCORPORATED                                                                                  13,533,735
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS: 1.22%
        100,000   COLGATE-PALMOLIVE COMPANY                                                                              7,898,000
                                                                                                                   ---------------
ENERGY: 6.47%
ENERGY EQUIPMENT & SERVICES: 1.94%
         50,000   NATIONAL OILWELL VARCO INCORPORATED                                                                    1,958,000
        177,400   SCHLUMBERGER LIMITED                                                                                  10,583,684
                                                                                                                        12,541,684
                                                                                                                   ---------------

                 138 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

PREMIER LARGE COMPANY GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 4.53%
         95,000   APACHE CORPORATION                                                                               $     9,080,100
        100,000   OCCIDENTAL PETROLEUM CORPORATION                                                                       7,793,000
        220,000   SOUTHWESTERN ENERGY COMPANY+                                                                           8,019,000
        105,000   ULTRA PETROLEUM CORPORATION+                                                                           4,448,850
                                                                                                                        29,340,950
                                                                                                                   ---------------
FINANCIALS: 3.99%
CAPITAL MARKETS: 2.61%
        135,000   AMERIPRISE FINANCIAL INCORPORATED                                                                      5,722,650
         68,400   NORTHERN TRUST CORPORATION                                                                             3,214,116
        505,500   TD AMERITRADE HOLDING CORPORATION+                                                                     7,956,570
                                                                                                                        16,893,336
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 0.73%
         16,900   CME GROUP INCORPORATED                                                                                 4,711,720
                                                                                                                   ---------------
INSURANCE: 0.65%
        100,100   METLIFE INCORPORATED                                                                                   4,210,206
                                                                                                                   ---------------
HEALTH CARE: 14.17%
BIOTECHNOLOGY: 1.38%
        164,700   ALEXION PHARMACEUTICALS INCORPORATED+                                                                  8,953,092
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 2.48%
         15,500   INTUITIVE SURGICAL INCORPORATED<<+                                                                     5,089,735
        297,800   ST. JUDE MEDICAL INCORPORATED+                                                                        10,950,106
                                                                                                                        16,039,841
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 3.58%
        285,000   AMERISOURCEBERGEN CORPORATION                                                                          8,541,450
        180,000   EXPRESS SCRIPTS INCORPORATED+                                                                          8,132,400
        135,000   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   6,480,000
                                                                                                                        23,153,850
                                                                                                                   ---------------
LIFE SCIENCES TOOLS & SERVICES: 0.33%
         50,000   LIFE TECHNOLOGIES CORPORATION+                                                                         2,149,500
                                                                                                                   ---------------
PHARMACEUTICALS: 6.40%
        215,700   ABBOTT LABORATORIES                                                                                   10,586,556
        190,100   ALLERGAN INCORPORATED                                                                                 11,607,506
        161,500   SHIRE PLC ADR                                                                                         11,122,505
        167,100   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                             8,162,835
                                                                                                                        41,479,402
                                                                                                                   ---------------
INDUSTRIALS: 10.64%
AEROSPACE & DEFENSE: 1.40%
        128,000   UNITED TECHNOLOGIES CORPORATION                                                                        9,100,800
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 1.06%
        105,000   C.H. ROBINSON WORLDWIDE INCORPORATED<<                                                                 6,846,000
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 139


Portfolio of Investments--July 31, 2010

PREMIER LARGE COMPANY GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
ELECTRICAL EQUIPMENT: 3.12%
        200,000   ABB LIMITED ADR<<                                                                                $     4,036,000
        326,100   EMERSON ELECTRIC COMPANY                                                                              16,154,994
                                                                                                                        20,190,994
                                                                                                                   ---------------
MACHINERY: 2.17%
        135,000   DANAHER CORPORATION<<                                                                                  5,185,350
        150,000   JOY GLOBAL INCORPORATED                                                                                8,905,500
                                                                                                                        14,090,850
                                                                                                                   ---------------
ROAD & RAIL: 2.89%
        170,800   NORFOLK SOUTHERN CORPORATION                                                                           9,610,916
        121,900   UNION PACIFIC CORPORATION                                                                              9,102,273
                                                                                                                        18,713,189
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 36.46%
COMMUNICATIONS EQUIPMENT: 4.71%
        828,600   CISCO SYSTEMS INCORPORATED+                                                                           19,115,802
         25,000   F5 NETWORKS INCORPORATED+                                                                              2,195,750
        241,400   QUALCOMM INCORPORATED                                                                                  9,192,512
                                                                                                                        30,504,064
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 9.60%
        131,300   APPLE INCORPORATED+                                                                                   33,776,925
        556,600   EMC CORPORATION+                                                                                      11,015,114
        290,000   HEWLETT-PACKARD COMPANY                                                                               13,351,600
         95,000   NETAPP INCORPORATED+                                                                                   4,018,500
                                                                                                                        62,162,139
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.82%
        190,000   AGILENT TECHNOLOGIES INCORPORATED+                                                                     5,306,700
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 4.19%
         46,300   EBAY INCORPORATED+                                                                                       968,133
         54,000   GOOGLE INCORPORATED CLASS A+                                                                          26,181,900
                                                                                                                        27,150,033
                                                                                                                   ---------------
IT SERVICES: 7.01%
        136,300   ACCENTURE PLC                                                                                          5,402,932
        261,400   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                   14,261,984
         28,900   MASTERCARD INCORPORATED                                                                                6,070,156
        268,300   VISA INCORPORATED CLASS A                                                                             19,679,805
                                                                                                                        45,414,877
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 4.98%
        219,900   ANALOG DEVICES INCORPORATED                                                                            6,533,229
        264,200   BROADCOM CORPORATION CLASS A                                                                           9,519,126
        403,700   MICROCHIP TECHNOLOGY INCORPORATED<<                                                                   12,292,665
        133,000   NETLOGIC MICROSYSTEMS INCORPORATED<<+                                                                  3,931,480
                                                                                                                        32,276,500
                                                                                                                   ---------------

                 140 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

PREMIER LARGE COMPANY GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
SOFTWARE: 5.15%
        185,000   CHECK POINT SOFTWARE TECHNOLOGIES LIMITED<<+                                                     $     6,293,700
         23,000   CITRIX SYSTEMS INCORPORATED+                                                                           1,265,460
        266,100   RED HAT INCORPORATED+                                                                                  8,555,115
        110,100   SALESFORCE.COM INCORPORATED+                                                                          10,894,395
         81,400   VMWARE INCORPORATED<<+                                                                                 6,310,942
                                                                                                                        33,319,612
                                                                                                                   ---------------
MATERIALS: 3.93%
CHEMICALS: 3.93%
         47,200   AIR PRODUCTS & CHEMICALS INCORPORATED<<                                                                3,425,776
        173,200   ECOLAB INCORPORATED                                                                                    8,471,212
        156,500   PRAXAIR INCORPORATED                                                                                  13,587,330
                                                                                                                        25,484,318
                                                                                                                   ---------------
TELECOMMUNICATIONS SERVICES: 0.99%
WIRELESS TELECOMMUNICATION SERVICES: 0.99%
        171,000   NII HOLDINGS INCORPORATED+                                                                             6,405,661
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $584,193,736)                                                                                637,203,095
                                                                                                                   ---------------

   PRINCIPAL                                                                       INTEREST RATE   MATURITY DATE
---------------                                                                    -------------   -------------
SHORT-TERM INVESTMENTS: 8.02%
CORPORATE BONDS & NOTES: 0.28%
$     1,593,769   GRYPHON FUNDING LIMITED(v)(a)(i)                                     0.00%         08/05/2011            634,639
      2,067,845   VFNC CORPORATION(v)+++/-(a)(i)                                       0.33          09/29/2011          1,157,993
                                                                                                                         1,792,632
                                                                                                                   ---------------

     SHARES                                                                            YIELD
---------------                                                                    -------------
INVESTMENT COMPANIES: 7.74%
     16,564,504   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31                             16,564,504
     33,586,338   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(v)(l)(u)        0.34                             33,586,338
                                                                                                                        50,150,842
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $51,473,194)                                                                         51,943,474
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $635,666,930)*                                                      106.41%                                      689,146,569
OTHER ASSETS AND LIABILITIES, NET                                          (6.41)                                      (41,523,670)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   647,622,899
                                                                          ------                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 141


Portfolio of Investments--July 31, 2010

PREMIER LARGE COMPANY GROWTH FUND

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

+/-  Variable rate investments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $635,886,839 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $62,367,033
Gross unrealized depreciation    (9,107,303)
                                -----------
Net unrealized appreciation     $53,259,730

The accompanying notes are an integral part of these financial statements.

                 142 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

STRATEGIC LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
COMMON STOCKS: 98.56%
CONSUMER DISCRETIONARY: 19.10%
AUTOMOBILES: 1.41%
        461,100   FORD MOTOR COMPANY+<<                                                                            $     5,888,247
                                                                                                                   ---------------
COMMERCIAL SERVICES & SUPPLIES: 3.20%
        164,850   SUCCESSFACTORS INCORPORATED+                                                                           3,348,104
        136,842   VISA INCORPORATED CLASS A                                                                             10,037,361
                                                                                                                        13,385,465
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 1.44%
        257,900   CHEESECAKE FACTORY INCORPORATED+<<                                                                     6,045,176
                                                                                                                   ---------------
HOME FURNISHINGS: 1.17%
         58,700   WHIRLPOOL CORPORATION                                                                                  4,889,710
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 3.05%
         72,550   AMAZON.COM INCORPORATED+                                                                               8,552,920
         18,725   PRICELINE.COM INCORPORATED+                                                                            4,201,890
                                                                                                                        12,754,810
                                                                                                                   ---------------
MULTILINE RETAIL: 1.52%
        339,900   MACY'S INCORPORATED                                                                                    6,339,135
                                                                                                                   ---------------
SPECIALTY RETAIL: 6.40%
        149,525   BED BATH & BEYOND INCORPORATED+                                                                        5,664,007
        191,500   DICK'S SPORTING GOODS INCORPORATED+                                                                    5,038,365
        204,650   LIMITED BRANDS INCORPORATED<<                                                                          5,247,226
        241,450   LOWE'S COMPANIES INCORPORATED                                                                          5,007,673
        270,175   RADIOSHACK CORPORATION                                                                                 5,819,570
                                                                                                                        26,776,841
                                                                                                                   ---------------
TEXTILES, APPAREL & LUXURY GOODS: 0.91%
        103,175   COACH INCORPORATED<<                                                                                   3,814,380
                                                                                                                   ---------------
CONSUMER STAPLES: 4.86%
FOOD PRODUCTS: 1.09%
         91,250   KELLOGG COMPANY                                                                                        4,567,063
                                                                                                                   ---------------
COSMETICS: 0.50%
         71,950   ALBERTO-CULVER COMPANY                                                                                 2,105,977
                                                                                                                   ---------------
TOBACCO: 3.27%
        267,947   PHILIP MORRIS INTERNATIONAL INCORPORATED                                                              13,676,015
                                                                                                                   ---------------
ENERGY: 8.37%
ENERGY EQUIPMENT & SERVICES: 2.86%
        200,150   SCHLUMBERGER LIMITED                                                                                  11,940,949
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 143


Portfolio of Investments--July 31, 2010

STRATEGIC LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 5.51%
         75,600   APACHE CORPORATION                                                                               $     7,225,848
        102,225   HESS CORPORATION                                                                                       5,478,238
        161,800   PEABODY ENERGY CORPORATION                                                                             7,305,270
         82,900   SOUTHWESTERN ENERGY COMPANY+                                                                           3,021,705
                                                                                                                        23,031,061
                                                                                                                   ---------------
FINANCIALS: 10.03%
CAPITAL MARKETS: 1.82%
        282,750   MORGAN STANLEY                                                                                         7,631,423
                                                                                                                   ---------------
CONSUMER FINANCE: 2.90%
        272,175   AMERICAN EXPRESS COMPANY                                                                              12,149,892
                                                                                                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 3.89%
        565,825   BANK OF AMERICA CORPORATION                                                                            7,944,183
        206,375   JPMORGAN CHASE & COMPANY                                                                               8,312,785
                                                                                                                        16,256,968
                                                                                                                   ---------------
INSURANCE: 1.42%
        141,025   METLIFE INCORPORATED                                                                                   5,931,512
                                                                                                                   ---------------
HEALTH CARE: 12.52%
BIOTECHNOLOGY: 2.41%
        183,025   CELGENE CORPORATION+                                                                                  10,093,829
                                                                                                                   ---------------
HEALTH CARE PRODUCTS: 1.14%
         91,800   HOSPIRA INCORPORATED+                                                                                  4,782,780
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 6.78%
        297,050   AMERISOURCEBERGEN CORPORATION                                                                          8,902,589
        244,850   EXPRESS SCRIPTS INCORPORATED+                                                                         11,062,323
        174,600   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   8,380,800
                                                                                                                        28,345,712
                                                                                                                   ---------------
PHARMACEUTICALS: 2.19%
        187,025   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                             9,136,171
                                                                                                                   ---------------
INDUSTRIALS: 9.77%
AEROSPACE & DEFENSE: 3.42%
        100,625   GOODRICH CORPORATION                                                                                   7,332,544
        121,775   ROCKWELL COLLINS INCORPORATED                                                                          6,960,659
                                                                                                                        14,293,203
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 3.59%
         49,350   FEDEX CORPORATION                                                                                      4,073,843
        168,125   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                            10,928,125
                                                                                                                        15,001,968
                                                                                                                   ---------------

                 144 Wells Fargo Advantage Large Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

STRATEGIC LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                                                         VALUE
---------------   --------------------------------------------------------------                                   ---------------
MACHINERY: 2.76%
         54,575   CUMMINS INCORPORATED                                                                             $     4,344,716
        121,425   JOY GLOBAL INCORPORATED                                                                                7,209,002
                                                                                                                        11,553,718
                                                                                                                   ---------------
INFORMATION TECHNOLOGY: 30.19%
COMMUNICATIONS EQUIPMENT: 4.62%
        495,600   CISCO SYSTEMS INCORPORATED+                                                                           11,433,492
         46,675   F5 NETWORKS INCORPORATED+                                                                              4,099,465
        102,425   RIVERBED TECHNOLOGY INCORPORATED+<<                                                                    3,798,943
                                                                                                                        19,331,900
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 7.25%
        101,290   APPLE INCORPORATED+                                                                                   26,056,853
        214,900   EMC CORPORATION+                                                                                       4,252,871
                                                                                                                        30,309,724
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 4.09%
         35,324   GOOGLE INCORPORATED CLASS A+                                                                          17,126,841
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 6.27%
        223,425   BROADCOM CORPORATION CLASS A                                                                           8,050,003
        485,120   INTEL CORPORATION                                                                                      9,993,472
        548,325   MARVELL TECHNOLOGY GROUP LIMITED                                                                       8,181,009
                                                                                                                        26,224,484
                                                                                                                   ---------------
SOFTWARE: 7.96%
        311,350   ADOBE SYSTEMS INCORPORATED+                                                                            8,941,972
        530,900   MICROSOFT CORPORATION                                                                                 13,702,529
        417,070   ORACLE CORPORATION                                                                                     9,859,535
          8,175   SALESFORCE.COM INCORPORATED+                                                                             808,916
                                                                                                                        33,312,952
                                                                                                                   ---------------
MATERIALS: 3.72%
CHEMICALS: 0.61%
         24,225   POTASH CORPORATION OF SASKATCHEWAN INCORPORATED ADR                                                    2,540,475
                                                                                                                   ---------------
METALS & MINING: 3.11%
         91,300   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    6,531,602
        157,300   TITANIUM METALS CORPORATION+                                                                           3,482,622
         42,150   WALTER INDUSTRIES INCORPORATED                                                                         3,005,290
                                                                                                                        13,019,514
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $365,034,982)                                                                                412,257,895
                                                                                                                   ---------------

                 Wells Fargo Advantage Large Cap Stock Funds 145


Portfolio of Investments--July 31, 2010

STRATEGIC LARGE CAP GROWTH FUND

     SHARES       SECURITY NAME                                                        YIELD                            VALUE
---------------   --------------------------------------------------------------   -------------                   ---------------
SHORT-TERM INVESTMENTS: 6.48%
INVESTMENT COMPANIES: 6.48%
      7,869,432   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                       0.31%                       $     7,869,432
     19,238,400   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(l)(u)(v)        0.34                             19,238,400
                                                                                                                        27,107,832
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $27,107,832)                                                                         27,107,832
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $392,142,814)*                                                      105.04%                                      439,365,727
OTHER ASSETS AND LIABILITIES, NET                                          (5.04)                                      (21,086,962)
                                                                          -------                                  ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   418,278,765
                                                                          ------                                   ---------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

* Cost for federal income tax purposes is $396,291,012 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 62,201,744
Gross unrealized depreciation    (19,127,029)
                                ------------
Net unrealized appreciation     $ 43,074,715

The accompanying notes are an integral part of these financial statements.

                 146 Wells Fargo Advantage Large Cap Stock Funds


                             Statements of Assets and Liabilities--July 31, 2010

                                                                                    Capital         Classic
                                                                                    Growth           Value
                                                                                     Fund            Fund
                                                                                --------------   ------------
ASSETS
   Investments
      In unaffiliated securities (including securities on loan), at value ...   $1,261,985,725   $672,986,046
      In affiliated securities, at value ....................................      225,595,228     21,259,397
                                                                                --------------   ------------
   Total investments, at value (see cost below) .............................    1,487,580,953    694,245,443
   Cash .....................................................................           28,000         50,000
   Foreign currency, at value (see cost below) ..............................                0        721,431
   Receivable for investment sold ...........................................       56,298,095     22,052,605
   Receivable for Fund shares sold ..........................................        2,185,194         14,899
   Dividends receivable .....................................................          436,647        502,449
   Variation margin receivable on futures contracts .........................                0              0
   Receivable for securities lending income .................................           39,422              0
   Prepaid expenses and other assets ........................................           51,901         14,393
                                                                                --------------   ------------
Total assets ................................................................    1,546,620,212    717,601,220
                                                                                --------------   ------------
LIABILITIES
   Payable for investments purchased ........................................       34,458,751     12,292,941
   Payable for Fund shares redeemed .........................................          523,353        660,558
   Payable upon receipt of securities loaned ................................      216,820,753     17,620,380
   Advisory fee payable .....................................................          552,158        145,805
   Distribution fees payable ................................................          178,898         76,175
   Due to other related parties .............................................          165,613         68,625
   Accrued expenses and other liabilities ...................................          387,208        309,159
                                                                                --------------   ------------
Total liabilities ...........................................................      253,086,734     31,173,643
                                                                                --------------   ------------
TOTAL ASSETS ................................................................   $1,293,533,478   $686,427,577
                                                                                ==============   ============
NET ASSETS CONSIST OF
   Paid-in capital ..........................................................   $1,626,913,292   $813,767,879
   Overdistributed (undistributed) net investment income (loss) .............                0        (98,343)
   Accumulated net realized gain (loss) on investments ......................     (383,438,132)   (91,783,824)
   Net unrealized appreciation (depreciation) on investments ................       50,058,318    (35,458,135)
                                                                                --------------   ------------
TOTAL NET ASSETS ............................................................   $1,293,533,478   $686,427,577
                                                                                ==============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A .....................................................   $   24,221,913   $273,299,108
   Shares outstanding - Class A .............................................        1,853,922     16,343,793
   Net asset value per share - Class A ......................................   $        13.07   $      16.72
   Maximum offering price per share - Class A(2) ............................   $        13.87   $      17.74
   Net assets - Class B .....................................................               NA   $ 10,018,890
   Shares outstanding - Class B .............................................               NA        606,395
   Net asset value per share - Class B ......................................               NA   $      16.52
   Net assets - Class C .....................................................   $    7,127,437   $ 12,021,823
   Shares outstanding - Class C .............................................          558,000        729,398
   Net asset value per share - Class C ......................................   $        12.77   $      16.48
   Net assets - Administrator Class .........................................   $  684,206,698   $390,919,822
   Shares outstanding - Administrator Class .................................       50,867,209     23,387,111
   Net asset value per share - Administrator Class ..........................   $        13.45   $      16.72
   Net assets - Institutional Class .........................................   $  473,777,009   $     10,000
   Shares outstanding - Institutional Class .................................       34,924,429            598
   Net asset value per share - Institutional Class ..........................   $        13.57   $      16.72
   Net assets - Investor Class ..............................................   $  104,200,421             NA
   Shares outstanding - Investor Class ......................................        8,006,140             NA
   Net asset value per share - Investor Class ...............................   $        13.02             NA
   Net assets - Class R .....................................................               NA   $    157,934
   Shares outstanding - Class R .............................................               NA          9,422
   Net asset value per share - Class R ......................................               NA   $      16.76
                                                                                --------------   ------------
Total investments, at cost ..................................................   $1,437,522,635   $729,685,582
                                                                                --------------   ------------
Securities on loan, at value ................................................   $  212,147,851   $ 17,215,533
                                                                                --------------   ------------
Foreign currency, at cost ...................................................   $            0   $    739,427

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 147


Statements of Assets and Liabilities--July 31, 2010

    Core        Disciplined    Disciplined      Endeavor
   Equity        U.S. Core        Value          Select           Growth
    Fund           Fund           Fund            Fund             Fund
------------   ------------   ------------   --------------   --------------

$684,376,530   $644,835,936   $369,931,564   $1,241,889,955   $1,829,042,304
  23,978,086     25,447,811     20,840,311      238,745,940      416,180,024
------------   ------------   ------------   --------------   --------------
 708,354,616    670,283,747    390,771,875    1,480,635,895    2,245,222,328
           0              0              0                0                0
     992,895              0              0                0                0
           0     33,191,366     22,021,290       54,411,217       30,102,301
     128,391        515,511        462,305        1,815,136        9,667,155
     514,557        974,317        723,559          577,285          566,705
           0          7,118          2,243                0                0
       2,441              0          4,010           27,690           88,846
      26,740         65,551         26,887           48,868           69,377
------------   ------------   ------------   --------------   --------------
 710,019,640    705,037,610    414,012,169    1,537,516,091    2,285,716,712
------------   ------------   ------------   --------------   --------------

           0     33,371,967     22,291,142       50,838,929       12,560,839
     687,871      3,951,881        304,754        4,126,214          869,365
  15,575,691     18,497,155     17,574,470      188,678,103      368,385,445
      76,923         34,447        128,384          684,463        1,056,112
      87,465         65,512         68,302           84,234          334,118
      69,573         54,438         40,852          161,637          462,135
     301,476        214,898        161,232          321,113          317,773
------------   ------------   ------------   --------------   --------------
  16,798,999     56,190,298     40,569,136      244,894,693      383,985,787
------------   ------------   ------------   --------------   --------------
$693,220,641   $648,847,312   $373,443,033   $1,292,621,398   $1,901,730,925
============   ============   ============   ==============   ==============

$655,248,572   $594,129,747   $438,616,472   $1,568,438,271   $1,723,556,456
    (185,237)       249,175        171,493                0                0
 (29,210,381)   (93,161,715)   (72,859,229)    (427,808,405)      (7,386,893)
  67,367,687    147,630,105      7,514,297      151,991,532      185,561,362
------------   ------------   ------------   --------------   --------------
$693,220,641   $648,847,312   $373,443,033   $1,292,621,398   $1,901,730,925
============   ============   ============   ==============   ==============

$425,113,022   $265,835,246   $120,465,803   $  125,266,468   $  163,484,888
  18,655,648     22,290,560     10,797,723       15,427,455        6,262,756
$      22.79   $      11.93   $      11.16   $         8.12   $        26.10
$      24.18   $      12.66   $      11.84   $         8.62   $        27.69
$ 27,848,274             NA             NA   $    2,621,764               NA
   1,334,487             NA             NA          349,459               NA
$      20.87             NA             NA   $         7.50               NA
$ 47,740,951   $ 11,613,091   $  4,058,701   $    7,825,490   $   14,737,069
   2,287,256      1,006,467        366,671        1,043,256          593,979
$      20.87   $      11.54   $      11.07   $         7.50   $        24.81
$192,508,388   $371,388,975   $227,443,556   $  223,320,256   $  414,489,478
   8,288,875     30,965,494     20,464,284       27,156,085       15,216,642
$      23.22   $      11.99   $      11.11   $         8.22   $        27.24
$     10,006   $     10,000   $     10,000   $  933,587,420   $  367,359,523
         431            834            900      112,702,503       13,174,863
$      23.22   $      11.99   $      11.11   $         8.28   $        27.88
          NA             NA   $ 21,464,973               NA   $  941,659,967
          NA             NA      1,931,554               NA       36,097,136
          NA             NA   $      11.11               NA   $        26.09
          NA             NA             NA               NA               NA
          NA             NA             NA               NA               NA
          NA             NA             NA               NA               NA
------------   ------------   ------------   --------------   --------------
$640,903,931   $522,887,757   $383,372,106   $1,328,644,363   $2,059,660,966
------------   ------------   ------------   --------------   --------------
$ 15,231,213   $ 18,067,669   $ 17,172,595   $  184,606,313   $  358,214,521
------------   ------------   ------------   --------------   --------------
$  1,077,324   $          0   $          0   $            0   $            0

                 148 Wells Fargo Advantage Large Cap Stock Funds


                             Statements of Assets and Liabilities--July 31, 2010

                                                                                   Intrinsic       Large Cap
                                                                                  Value Fund       Core Fund
                                                                                --------------   ------------
ASSETS
   Investments
      In unaffiliated securities (including securities on loan), at value ...   $1,247,810,253   $162,469,677
      In affiliated securities, at value ....................................       87,113,632      8,829,726
                                                                                --------------   ------------
   Total investments, at value (see cost below) .............................    1,334,923,885    171,299,403
   Cash .....................................................................                0              0
   Receivable for investment sold ...........................................        1,520,630              0
   Receivable for Fund shares sold ..........................................        3,715,093         17,855
   Dividends receivable .....................................................        3,165,438        293,984
   Receivable for securities lending income .................................              714          3,867
   Prepaid expenses and other assets ........................................            1,104          6,626
                                                                                --------------   ------------
Total assets ................................................................    1,343,326,864    171,621,735
                                                                                --------------   ------------
LIABILITIES
   Payable for investments purchased ........................................                0              0
   Payable for Fund shares redeemed .........................................          798,324        185,003
   Payable upon receipt of securities loaned ................................       48,488,475      7,479,175
   Advisory fee payable .....................................................          140,762         64,617
   Distribution fees payable ................................................           26,749         36,020
   Due to other related parties .............................................          157,854         10,793
   Accrued expenses and other liabilities ...................................          100,757         67,292
                                                                                --------------   ------------
Total liabilities ...........................................................       49,712,921      7,842,900
                                                                                --------------   ------------
TOTAL NET ASSETS ............................................................   $1,293,613,943   $163,778,835
                                                                                ==============   ============
NET ASSETS CONSIST OF
   Paid-in capital ..........................................................   $1,265,936,262   $245,158,493
   Overdistributed (undistributed) net investment income (loss) .............       11,509,424         64,935
   Accumulated net realized gains (loss) on investments .....................      (53,147,313)   (92,504,595)
   Net unrealized appreciation (depreciation) on investments ................       69,315,570     11,060,002
                                                                                --------------   ------------
TOTAL NET ASSETS ............................................................   $1,293,613,943   $163,778,835
                                                                                ==============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A .....................................................   $  147,956,629   $  8,500,632
   Shares outstanding - Class A .............................................       15,037,381      1,153,047
   Net asset value per share - Class A ......................................   $         9.84   $       7.37
   Maximum offering price per share - Class A(2) ............................   $        10.44   $       7.82
   Net assets - Class B .....................................................   $    9,206,009             NA
   Shares outstanding - Class B .............................................          946,967             NA
   Net asset value per share - Class B ......................................   $         9.72             NA
   Net assets - Class C .....................................................   $   26,933,808   $  1,947,396
   Shares outstanding - Class C .............................................        2,770,969        264,212
   Net asset value per share - Class C ......................................   $         9.72   $       7.37
   Net assets - Administrator Class .........................................   $       10,000   $     41,953
   Shares outstanding - Administrator Class .................................            1,013          5,687
   Net asset value per share - Administrator Class ..........................   $         9.87   $       7.38
   Net assets - Institutional Class .........................................   $1,109,507,497   $  3,131,640
   Shares outstanding - Institutional Class .................................      112,398,596        424,504
   Net asset value per share - Institutional Class ..........................   $         9.87   $       7.38
   Net assets - Investor Class ..............................................               NA   $150,157,214
   Shares outstanding - Investor Class ......................................               NA     20,358,603
   Net asset value per share - Investor Class ...............................               NA   $       7.38
   Net assets - Class R .....................................................               NA             NA
   Shares outstanding - Class R .............................................               NA             NA
   Net asset value per share - Class R ......................................               NA             NA
                                                                                --------------   ------------
Total investments, at cost ..................................................   $1,265,608,315   $160,373,251
                                                                                --------------   ------------
Securities on loan, at value ................................................   $   47,504,072   $  7,305,057
                                                                                --------------   ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 149


Statements of Assets and Liabilities--July 31, 2010

  Large Cap        Large           Omega      Premier Large     Strategic
   Growth         Company         Growth         Company        Large Cap
    Fund        Value Fund         Fund        Growth Fund     Growth Fund
------------   ------------   -------------   -------------   -------------

$275,474,485   $109,373,441   $ 569,043,058    $638,995,727   $ 412,257,895
  51,642,650     25,634,432      87,455,399      50,150,842      27,107,832
------------   ------------   -------------   -------------   -------------
 327,117,135    135,007,873     656,498,457     689,146,569     439,365,727
           0              0               0          30,000               0
   2,881,818              0      29,789,552       6,680,225       4,168,561
      56,895         59,084         323,179         837,394         423,654
     111,640        125,003         168,229         307,346         163,029
      10,784          4,323           5,506           3,765             301
      11,353         40,762          56,425         106,736          36,854
------------   ------------   -------------   -------------   -------------
 330,189,625    135,237,045     686,841,348     697,112,035     444,158,126
------------   ------------   -------------   -------------   -------------
   5,307,509              0      19,677,402      12,812,923       6,097,736
      87,892         68,296         949,023         670,770         325,970
  45,842,739     25,198,942      83,094,275      34,908,689      19,238,400
     120,228         49,750         113,257         224,870          93,397
      59,427         23,710          82,196         212,126           4,686
      52,975          3,718           8,893          37,341          14,626
      94,255         92,973         146,274         622,417         104,546
------------   ------------   -------------   -------------   -------------
  51,565,025     25,437,389     104,071,320      49,489,136      25,879,361
------------   ------------   -------------   -------------   -------------
$278,624,600   $109,799,656   $ 582,770,028    $647,622,899   $ 418,278,765
============   ============   =============   =============   =============
$330,491,101   $130,662,184   $ 749,160,157    $687,095,584   $ 475,848,556
          60          7,382         (41,512)        (32,445)        804,253
 (61,904,489)   (25,610,965)   (203,569,488)    (92,919,879)   (105,596,957)
  10,037,928      4,741,055      37,220,871      53,479,639      47,222,913
------------   ------------   -------------   -------------   -------------
$278,624,600   $109,799,656   $ 582,770,028    $647,622,899   $ 418,278,765
============   ============   =============   =============   =============
$      9,989   $    361,754   $ 460,187,367    $491,290,346   $  23,932,330
         407         32,768      15,283,140      63,410,577         953,463
$      24.54   $      11.04   $       30.11    $       7.75   $       25.10
$      26.04   $      11.71   $       31.95    $       8.22   $       26.63
          NA             NA   $  46,434,036    $ 13,956,809              NA
          NA             NA       1,793,268       1,966,084              NA
          NA             NA   $       25.89    $       7.10              NA
$      9,989   $    437,691   $  44,891,845    $ 22,246,041   $   6,002,898
         407         38,880       1,730,334       3,142,330         252,629
$      24.54   $      11.26   $       25.94    $       7.08   $       23.76
$      9,989   $    288,693   $  29,724,010    $ 36,507,983   $       9,997
         407         26,056         955,198       4,713,028             394
$      24.54   $      11.08   $       31.12    $       7.75   $       25.37
$      9,989   $      8,730   $       9,990    $ 18,840,728   $ 387,896,497
         407            788             321       2,432,040      15,290,563
$      24.54   $      11.08   $       31.12    $       7.75   $       25.37
$278,584,644   $108,702,788              NA    $ 64,780,992              NA
  11,352,820      9,633,512              NA       8,361,474              NA
$      24.54   $      11.28              NA    $       7.75              NA
          NA             NA   $   1,522,780              NA   $     437,043
          NA             NA          51,295              NA          17,458
          NA             NA   $       29.69              NA   $       25.03
------------   ------------   -------------   -------------   -------------
$317,079,207   $130,266,818   $ 619,277,586    $635,666,930   $ 392,142,814
------------   ------------   -------------   -------------   -------------
$ 44,855,752   $ 24,633,970   $  81,219,919    $ 34,178,207   $  18,813,101
------------   ------------   -------------   -------------   -------------

                 150 Wells Fargo Advantage Large Cap Stock Funds


                      Statements of Operations--For the Year Ended July 31, 2010

                                                                             Capital        Classic
                                                                             Growth          Value
                                                                              Fund          Fund(4)
                                                                          ------------   ------------
INVESTMENT INCOME
   Dividends(1) .......................................................   $  9,512,630   $ 12,876,563
   Interest ...........................................................              0              0
   Income from affiliated securities ..................................         24,245          2,887
   Securities lending income, net .....................................        256,059         42,700
                                                                          ------------   ------------
Total investment income ...............................................      9,792,934     12,922,150
                                                                          ------------   ------------
EXPENSES
   Advisory fee .......................................................      9,211,059      4,167,852
   Administration fees
      Fund level ......................................................        707,057        631,326
      Class A .........................................................         59,066         27,066
      Class B .........................................................             NA            990
      Class C .........................................................         20,067          1,202
      Class R .........................................................             NA             15
      Administrator Class .............................................        695,668         12,728
      Institutional Class .............................................        381,751              0(2)
      Investor Class ..................................................        805,931             NA
   Custody fees .......................................................         88,104        172,381
   Shareholder servicing fees
      Class A .........................................................         52,968        531,155
      Class B .........................................................             NA         27,567
      Class C .........................................................         17,989         31,084
      Class R .........................................................             NA            561
      Administrator Class .............................................      1,736,902         31,820
      Investor Class ..................................................        521,548             NA
   Accounting fees ....................................................         58,613          1,330
   Distribution fees
      Class B .........................................................             NA         82,701
      Class C .........................................................         53,966         93,252
      Class R .........................................................             NA             15
      Class IS ........................................................             NA             NA
   Professional fees ..................................................         44,151         54,102
   Registration fees ..................................................         81,254         64,653
   Shareholder report expenses ........................................        240,178        107,263
   Trustees' fees .....................................................         10,701         29,911
   Transfer agent fees ................................................              0      1,087,523
   Other fees and expenses ............................................         37,664         27,510
                                                                          ------------   ------------
Total expenses ........................................................     14,824,637      7,184,007
                                                                          ------------   ------------
LESS
   Expense reductions .................................................              0           (146)
   Waived fees and/or expense reimbursements ..........................     (1,444,618)       (49,942)
                                                                          ------------   ------------
   Net expenses .......................................................     13,380,019      7,133,919
                                                                          ------------   ------------
NET INVESTMENT INCOME (LOSS) ..........................................     (3,587,085)     5,788,231
                                                                          ------------   ------------
NET REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS
NET REALIZED GAINS OR LOSSES FROM:
   Unaffiliated securities ............................................    162,223,414    (37,151,185)
   Futures transactions ...............................................              0              0
   Foreign currency related transactions ..............................            201         11,170
                                                                          ------------   ------------
Net realized gains (losses) from investments ..........................    162,223,615    (37,140,015)
                                                                          ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   Unaffiliated securities ............................................     (7,236,999)    98,952,126
   Affiliated securities ..............................................              0              0
   Futures transactions ...............................................              0              0
   Foreign currency related transactions ..............................              0        (70,934)
                                                                          ------------   ------------
Net change in unrealized appreciation (depreciation) of investments ...     (7,236,999)    98,881,192
                                                                          ------------   ------------
Net realized and unrealized gains (losses) on investments .............    154,986,616     61,741,177
                                                                          ------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $151,399,531   $ 67,529,408
                                                                          ============   ============
(1.) Net of foreign withholding taxes of ..............................   $    285,754   $    126,524

----------
(2.) Class commenced operations on July 30, 2010.

(3.) Class commenced operations on July 16, 2010.

(4.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of an Evergreen fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of the predecessor fund.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 151


Statements of Operations--For the Year Ended July 31, 2010

   Core        Disciplined    Disciplined      Endeavor
  Equity        U.S. Core        Value          Select         Growth
  Fund(4)        Fund(4)        Fund(4)          Fund           Fund
-----------    -----------    -----------    ------------   ------------
$13,266,745    $14,610,901    $ 3,291,222    $  9,530,961   $ 10,165,387
      6,572              0              0               0          1,378
    149,494          7,514          2,277          32,172         37,283
     58,783         61,733          3,086         204,498        632,675
-----------    -----------    -----------    ------------   ------------
 13,481,594     14,680,148      3,296,585       9,767,631     10,836,723
-----------    -----------    -----------    ------------   ------------

  4,522,438      1,501,350        889,715       8,732,369     11,087,685

    711,381        706,166        138,005         667,167        795,364
     42,040         26,127         11,938         413,077        266,017
      2,759             NA              0           9,588             NA
      4,718          1,155            405          24,864         21,426
         NA             NA             NA              NA             NA
      7,313         14,233          8,632         236,580        296,641
          0(2)           0(2)           0(2)      749,886        248,976
         NA             NA          2,705(3)           NA      3,315,034
    174,635        171,462         42,526          83,200         90,221

  1,115,534        616,461        106,214         369,274        238,811
     76,665         14,823(5)       4,577(5)        8,387             NA
    125,704         31,112          3,963          22,282         19,276
         NA             NA             NA              NA             NA
     18,284         35,583         21,579         578,211        741,051
         NA             NA          2,049(3)           NA      2,194,796
      1,105          1,281            883          59,497         65,643

    229,996         44,469(5)      13,731(5)       25,763             NA
    377,111         93,337         11,890          66,847         57,829
         NA             NA             NA              NA             NA
         NA         84,119(7)          NA              NA             NA
     52,267         64,358         35,139          40,218         39,800
     67,176         56,768         55,008          89,755         67,813
    176,566         99,753         34,053         307,817        219,397
     34,968         34,450          7,187          10,549         10,549
  2,416,634        922,683        221,501               0              0
     30,845        105,202          7,237          41,812         33,842
-----------    -----------    -----------    ------------   ------------
 10,188,139      4,624,892      1,618,937      12,537,143     19,810,171
-----------    -----------    -----------    ------------   ------------

       (171)          (162)           (30)              0              0
    (92,610)       (40,035)      (116,496)       (576,290)      (796,161)
-----------    -----------    -----------    ------------   ------------
 10,095,358      4,584,695      1,502,411      11,960,853     19,014,010
-----------    -----------    -----------    ------------   ------------
  3,386,236     10,095,453     1,794,174     (2,193,222)     (8,177,287)
-----------    -----------    -----------    ------------   ------------


 41,761,055     53,977,427     (2,443,371)    158,501,900    137,614,003
  1,393,909        973,774        469,153               0              0
      7,897              0              0           1,008              0
-----------    -----------    -----------    ------------   ------------
 43,162,861     54,951,201     (1,974,218)    158,502,908    137,614,003
-----------    -----------    -----------    ------------   ------------


 37,525,673     19,895,298     25,928,760       2,119,488    166,064,598
  1,160,930              0              0               0              0
          0       (284,397)       114,522               0              0
    (47,078)             0              0               0              0
-----------    -----------    -----------    ------------   ------------
 38,639,525     19,610,901     26,043,282       2,119,488    166,064,598
-----------    -----------    -----------    ------------   ------------
 81,802,386     74,562,102     24,069,064     160,622,396    303,678,601
-----------    -----------    -----------    ------------   ------------
$85,188,622    $84,657,555    $25,863,238    $158,429,174   $295,501,314
===========    ===========    ===========    ============   ============
$   144,202    $    (1,329)   $      (583)   $    260,821   $     26,003

                 152 Wells Fargo Advantage Large Cap Stock Funds


                      Statements of Operations--For the Year Ended July 31, 2010

                                                                           Intrinsic       Large Cap
                                                                         Value Fund(4)   Core Fund(4)
                                                                         -------------   ------------
INVESTMENT INCOME
   Dividends(1) ......................................................   $ 22,326,460    $  234,534
   Income from affiliated securities .................................         24,231           364
   Securities lending income, net ....................................        420,628         2,908
                                                                         ------------    ----------
Total investment income ..............................................     22,771,319       237,806
                                                                         ------------    ----------
EXPENSES
   Advisory fee ......................................................      6,448,254        71,398
   Administration fees
      Fund level .....................................................      1,029,525         8,067
      Class A ........................................................         14,541           854
      Class B ........................................................            911            NA
      Class C ........................................................          2,664           194
      Class R ........................................................             NA            NA
      Administrator Class ............................................              0(2)          2(3)
      Institutional Class ............................................         33,648            96
      Investor Class .................................................             NA        19,023(3)
   Custody fees ......................................................        251,999         4,923
   Shareholder servicing fees
      Class A ........................................................        250,650         2,509
      Class B ........................................................         24,322         1,018(5)
      Class C ........................................................         61,321         2,656
      Class R ........................................................             NA            NA
      Administrator Class ............................................              0(2)          4(3)
      Investor Class .................................................             NA        14,412(3)
   Accounting fees ...................................................          2,189           352
   Distribution fees
      Class B ........................................................         72,966         3,053(5)
      Class C ........................................................        183,963         7,967
      Class R ........................................................             NA            NA
      Class IS .......................................................             NA            NA
   Professional fees .................................................         61,318        24,999
   Registration fees .................................................        115,564        57,028
   Shareholder reports expenses ......................................        108,624        17,709
   Trustees' fees ....................................................         42,118         1,417
   Transfer agent fees ...............................................      1,780,875         2,900
   Other fees and expenses ...........................................         41,813         2,638
                                                                         ------------    ----------
Total expenses .......................................................     10,527,265       243,219
                                                                         ------------    ----------
LESS
   Expense reductions ................................................           (254)           (2)
   Waived fees and/or expense reimbursements .........................       (597,174)     (107,342)
                                                                         ------------    ----------
   Net expenses ......................................................      9,929,837       135,875
                                                                         ------------    ----------
NET INVESTMENT INCOME (LOSS) .........................................     12,841,482       101,931
                                                                         ------------    ----------
NET REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS
NET REALIZED GAINS (LOSSES) FROM:
   Unaffiliated securities ...........................................     (7,295,417)       54,246
   Foreign currency related transactions .............................              0             0
                                                                         ------------    ----------
Net realized gains (losses) from investments .........................     (7,295,417)       54,246
                                                                         ------------    ----------
Net change in unrealized apprecation (depreciation) of investments ...    127,607,809     3,956,605
                                                                         ------------    ----------
Net realized and unrealized gains or losses on investments ...........    120,312,392     4,010,851
                                                                         ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $133,153,874    $4,112,782
                                                                         ============    ==========
(1.) Net of foreign withholding taxes of .............................   $    484,402    $    2,713

----------
(5.) Class B shares of the predecessor fund became Class A shares on July 16, 2010.

(6.) For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

(7.) Class IS shares of the predecessor fund became Class A shares on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 153


Statements of Operations--For the Year Ended July 31, 2010

                                                                 Premier Large Company           Strategic Large Cap
                                 Omega Growth Fund(4)               Growth Fund(4)                  Growth Fund(4)
                             -----------------------------   ----------------------------   -----------------------------
 Large Cap         Large     Period Ended      Year Ended    Period Ended     Year Ended    Period Ended      Year Ended
  Growth          Company      July 31,      September 30,     July 31,     September 30,     July 31,      September 30,
   Fund         Value Fund      2010(6)           2009          2010(6)          2009          2010(6)           2009
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------

$ 3,173,390    $ 2,338,270   $  4,767,090     $  7,675,604   $ 3,315,069    $  4,577,239    $  4,154,412    $   6,662,501
      3,457          2,896          3,788           16,586         2,979          10,451           7,101          191,700
     46,198         16,417         50,935        3,079,792        16,273         350,926             207          306,091
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
  3,223,045      2,357,583      4,821,813       10,771,982     3,334,321       4,938,616       4,161,720        7,160,292
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------

  2,002,513        802,197      2,713,356        2,571,350     1,530,684       1,275,431       2,397,836        2,632,362

    222,109         57,523        501,060          494,490       281,211         250,084         377,968          424,575
          0(2)         691         45,846                0        48,862               0           2,392                0
         NA             NA          4,622                0         1,395               0               0(5)             0
          0(2)         897          4,470                0         2,211               0             599                0
         NA             NA            152                0            NA              NA              24                0
          0(2)         269          1,142                0         1,407(3)           NA               0(2)            NA
          0(2)           0              0(2)            NA           574               0          11,873                0
  1,004,922        430,886             NA               NA         8,174(3)           NA              NA               NA
     13,073          7,823        118,873                0        69,815          62,868          88,353                0

          0(2)         620      1,013,684          952,114       636,290         567,729          38,176           24,554
         NA             NA        104,969                0        17,439               0           3,102(5)             0
          0(2)         805         97,876                0        35,316               0          12,896                0
         NA             NA          5,588                0            NA              NA           1,574                0
          0(2)         654          2,855                0         3,517(3)           NA               0(2)            NA
    716,829        284,019             NA               NA         6,193(3)           NA              NA               NA
     12,078         13,334          1,187          111,259         1,280               0             717          109,091
         NA             NA        314,907          552,187        52,318          77,604           9,307(5)        15,781
          0(2)       2,414        293,627          341,293       105,948          95,272          38,687           40,313

         NA             NA            146            2,937            NA              NA              41              336
         NA             NA             NA               NA            NA              NA          12,662(7)        15,979(7)
     36,509         40,441         39,230           52,517        29,600          35,284          44,617           55,510
     19,445         57,840         69,823           43,473        63,374          40,297          94,549           58,460
     62,113         27,922        115,357          150,533        38,028          44,898          39,087           57,468
     10,549         10,549         14,108           11,108         9,951           4,109          15,006            9,457
          0              0      1,935,776        2,630,324       366,810         456,963         114,711          112,239
      9,383          6,398         57,515           10,161        19,470           8,213          18,394           17,350
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
  4,109,523      1,745,282      7,456,169        7,923,746     3,329,867       2,918,752       3,322,571        3,573,475
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------


          0              0            (65)            (539)          (35)           (287)            (50)            (510)
   (691,653)      (193,245)       (52,643)        (453,797)      (42,493)           (112)        (10,656)            (221)
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
  3,417,870      1,552,037      7,403,461        7,469,410     3,287,339       2,918,353       3,311,865        3,572,744
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
   (194,825)       805,546     (2,581,648)       3,302,572        46,982       2,020,263         849,855        3,587,548
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------


  5,430,599      1,796,928     54,533,378      (37,534,588)    7,830,147     (14,374,848)     47,239,376     (148,950,249)
          0         (1,601)             0                0             0               0               0                0
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
  5,430,599      1,795,327     54,533,378      (37,534,588)    7,830,147     (14,374,848)     47,239,376     (148,950,249)
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
 28,669,063     11,486,042    (13,918,614)      47,129,070    23,541,815      13,220,743     (27,179,941)     125,846,819
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
 34,099,662     13,281,369     40,614,764        9,594,482    31,371,962      (1,154,105)     20,059,435      (23,103,430)
-----------    -----------   ------------    -------------   ------------   -------------   ------------    -------------
$33,904,837    $14,086,915   $ 38,033,116     $ 12,897,054   $31,418,944    $    866,158    $ 20,909,290    $ (19,515,882)
===========    ===========   ============    =============   ============   =============   ============    =============
$    20,936    $     7,249   $     98,860     $    100,564   $   119,502    $          0    $      4,108    $         724

                 154 Wells Fargo Advantage Large Cap Stock Funds

                                             Statements of Changes in Net Assets

                                                                                             CAPITAL GROWTH FUND
                                                                           -------------------------------------------------------
                                                                                    For the                      For the
                                                                                   Year Ended                   Year Ended
                                                                                 July 31, 2010                July 31, 2009
                                                                           -------------------------   ---------------------------
OPERATIONS
   Net investment income (loss) ........................................                $ (3,587,085)                $   3,586,205
   Net realized gains or losses on investments .........................                 162,223,615                  (529,957,042)
   Net change in unrealized appreciation
      (depreciation) on investments ....................................                  (7,236,999)                   63,979,010
                                                                                        ------------                 -------------
Net increase (decrease) in net assets resulting from operations ........                 151,399,531                  (462,391,827)
                                                                                        ------------                 -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ..........................................................                           0                             0
      Class B ..........................................................                          NA                            NA
      Class C ..........................................................                           0                             0
      Class R ..........................................................                          NA                            NA
      Administrator Class ..............................................                  (1,796,241)                            0
      Institutional Class ..............................................                  (1,989,485)                            0
      Investor Class ...................................................                           0                             0
   Net realized gains
      Class A ..........................................................                           0                      (954,537)
      Class B ..........................................................                          NA                            NA
      Class C ..........................................................                           0                      (264,298)
      Class R ..........................................................                          NA                            NA
      Administrator Class ..............................................                           0                   (22,693,086)
      Institutional Class ..............................................                           0                   (16,485,253)
      Investor Class ...................................................                           0                    (9,843,385)
                                                                                        ------------                 -------------
Total distributions to shareholders ....................................                  (3,785,726)                  (50,240,559)
                                                                                        ------------                 -------------

                                                                             SHARES                       SHARES
                                                                           ----------                  -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Class A ..........................................................      157,394      2,028,453       535,266       6,445,619
      Class B ..........................................................           NA             NA            NA              NA
      Class C ..........................................................       83,017      1,043,920       245,564       2,842,244
      Class R ..........................................................           NA             NA            NA              NA
      Administrator Class ..............................................   23,765,072    315,845,859    58,590,210     682,873,645
      Institutional Class ..............................................    6,440,100     86,256,409    24,780,572     287,429,550
      Investor Class ...................................................    3,166,153     41,319,232     6,160,576      72,169,813
                                                                                        ------------                 -------------
                                                                                         446,493,873                 1,051,760,871
                                                                                        ------------                 -------------
   Net asset value of shares issued in reinvestment of distributions
      Class A ..........................................................            0              0        96,712         938,106
      Class B ..........................................................           NA             NA            NA              NA
      Class C ..........................................................            0              0        17,620         169,153
      Class R ..........................................................           NA             NA            NA              NA
      Administrator Class ..............................................      103,940      1,403,195     1,954,219      19,464,021
      Institutional Class ..............................................      143,093      1,946,063     1,632,266      16,371,620
      Investor Class ...................................................            0              0       721,910       6,988,086
                                                                                        ------------                 -------------
                                                                                           3,349,258                    43,930,986
                                                                                        ------------                 -------------
   Automatic conversion of Class B shares to Class A shares
      Class A ..........................................................           NA             NA            NA              NA
      Class B ..........................................................           NA             NA            NA              NA
                                                                                        ------------                 -------------
                                                                                                  NA                            NA
                                                                                        ------------                 -------------

----------
(1.) Class IS shares of the predecessor fund became Class A shares on July 16, 2010.

(2.) Class commenced operations on July 30, 2010.

(3.) Class commenced operations on July 16, 2010.

(4.) Class B shares of the predecessor fund became Class A shares on July 16, 2010.

(5.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of an Evergreen fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of the predecessor fund.

(6.) For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 155


Statements of Changes in Net Assets

                  CLASSIC VALUE FUND                                        CORE EQUITY FUND
------------------------------------------------------   ------------------------------------------------------
        For the                       For the                    For the                      For the
      Year Ended                     Year Ended                 Year Ended                   Year Ended
   July 31, 2010(5)               July 31, 2009(5)           July 31, 2010(5)             July 31, 2009(5)
----------------------       -------------------------   -----------------------    ---------------------------

          $  5,788,231                   $   9,673,509               $ 3,386,236                 $    6,247,070
           (37,140,015)                    (31,892,284)               43,162,861                   (20,460,444)
            98,881,192                    (116,509,681)               38,639,525                   (99,455,400)
          ------------                   -------------               -----------                 --------------
            67,529,408                    (138,728,456)               85,188,622                  (113,668,774)
          ------------                   -------------               -----------                 --------------


            (1,546,623)                     (2,925,392)               (3,114,633)                    (2,968,403)
               (18,810)                       (105,306)                 (118,369)                      (260,253)
               (21,451)                        (93,336)                 (198,839)                      (249,507)
                  (677)                           (143)                       NA                             NA
            (4,066,220)                     (6,313,338)               (1,711,436)                    (1,723,402)
                     0(2)                           NA                         0(2)                          NA
                    NA                              NA                        NA                             NA

                     0                      (4,586,137)                        0                              0
                     0                        (381,661)                        0                              0
                     0                        (297,781)                        0                              0
                     0                            (288)                       NA                             NA
                     0                      (8,289,836)                        0                              0
                     0(2)                           NA                         0(2)                          NA
                    NA                              NA                        NA                             NA
          ------------                   -------------               -----------                 --------------
            (5,653,781)                    (22,993,218)               (5,143,277)                    (5,201,565)
          ------------                   -------------               -----------                 --------------

 SHARES                        SHARES                     SHARES                      SHARES
-------                      ---------                   --------                   ----------


213,261      3,457,409         522,173       7,521,458    973,411     22,460,329       672,039       12,296,572
 19,034        322,654          71,537         973,392     45,346        947,744       193,638        3,188,457
 40,567        678,914         279,022       3,762,430    170,995      3,606,858       218,166        3,579,042
 10,144        173,938             428           6,153         NA             NA            NA               NA
242,668      4,131,777         216,868       3,036,659    247,534      5,800,458       338,116        7,207,918
  598(2)        10,000(2)           NA              NA        431(2)      10,006(2)         NA               NA
     NA             NA              NA              NA         NA             NA            NA               NA
          ------------                   -------------               -----------                 --------------
             8,774,692                      15,300,092                32,825,395                     26,271,989
          ------------                   -------------               -----------                 --------------

 83,858      1,424,788         536,222       6,978,183    127,942      2,906,318       167,046        2,777,986
    962         16,706          34,138         430,166      5,390        113,904        16,347          247,980
  1,005         17,387          25,252         317,107      8,354        176,516        14,730          223,600
     39            677              34             431         NA             NA            NA               NA
219,015      3,707,344       1,030,296      13,475,492     66,932      1,537,930        87,358        1,551,595
    0(2)           0(2)             NA              NA          0(2)           0(2)         NA               NA
     NA             NA              NA              NA         NA             NA            NA               NA
          ------------                   -------------               -----------                 --------------
             5,166,902                      21,201,379                 4,734,668                      4,801,161
          ------------                   -------------               -----------                 --------------

 60,428        978,797         254,688       3,718,849    199,389      4,336,621     1,042,271       19,255,390
(61,004)      (978,797)       (257,204)     (3,718,849)  (216,788)    (4,336,621)   (1,129,628)     (19,255,390)
          ------------                   -------------               -----------                 --------------
                     0                               0                         0                              0
          ------------                   -------------               -----------                 --------------

                 156 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                            CAPITAL GROWTH FUND
                                                                       ------------------------------------------------------------
                                                                                  For the                        For the
                                                                                Year Ended                      Year Ended
                                                                               July 31, 2010                  July 31, 2009
                                                                       ----------------------------   -----------------------------
                                                                          SHARES                         SHARES
                                                                       -----------                    ------------
CAPITAL SHARE TRANSACTIONS (continued)
   Payment for shares redeemed
      Class A ......................................................      (516,717)  $   (6,738,627)      (769,249)  $   (8,586,168)
      Class B ......................................................            NA               NA             NA               NA
      Class C ......................................................      (125,512)      (1,585,782)      (130,617)      (1,386,922)
      Class R ......................................................            NA               NA             NA               NA
      Administrator Class ..........................................   (30,649,284)    (414,904,651)   (42,236,852)    (494,218,471)
      Institutional Class ..........................................    (7,832,283)    (104,387,950)   (19,980,244)    (233,159,181)
      Investor Class ...............................................   (13,814,442)    (177,008,436)    (9,860,222)    (112,409,267)
                                                                                     --------------                  --------------
                                                                                       (704,625,446)                   (849,760,009)
                                                                                     --------------                  --------------
   Net asset value of shares issued in acquisition
      Class A ......................................................       432,622        5,473,469              0                0
      Class B ......................................................            NA               NA             NA               NA
      Class C ......................................................        19,391          239,920              0                0
      Class R ......................................................            NA               NA             NA               NA
      Administrator Class ..........................................     1,715,025       22,336,540              0                0
      Institutional Class ..........................................           642            8,427              0                0
      Investor Class ...............................................             0                0              0                0
                                                                                     --------------                  --------------
                                                                                         28,058,356                               0
                                                                                     --------------                  --------------
   Net increase (decrease) in net assets resulting
      from capital share transactions ..............................                   (226,723,959)                    245,931,848
                                                                                     --------------                  --------------
Total increase (decrease) in net assets ............................                    (79,110,154)                   (266,700,538)
                                                                                     --------------                  --------------
NET ASSETS
BEGINNING OF PERIOD ................................................                  1,372,643,632                   1,639,344,170
                                                                                     ==============                  ==============
END OF PERIOD ......................................................                 $1,293,533,478                  $1,372,643,632
                                                                                     ==============                  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) .......                 $            0                  $    3,774,579
                                                                                     ==============                  ==============

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 157


Statements of Changes in Net Assets

                   CLASSIC VALUE FUND                                         CORE EQUITY FUND
-------------------------------------------------------   -------------------------------------------------------
         For the                      For the                       For the                      For the
        Year Ended                   Year Ended                   Year Ended                   Year Ended
     July 31, 2010(5)             July 31, 2009(5)             July 31, 2010(5)             July 31, 2009(5)
-------------------------   ---------------------------   --------------------------   --------------------------
  SHARES                      SHARES                        SHARES                       SHARES
----------                  ----------                    ----------                   ----------


(2,119,052)  $(35,879,319)  (3,195,583)   $ (46,071,123)  (2,936,869)  $ (66,992,104)  (4,119,115)  $ (75,265,433)
  (179,598)    (2,973,277)    (514,891)      (7,418,101)    (288,783)     (6,004,055)    (868,963)    (14,745,515)
  (179,438)    (2,971,109)    (426,383)      (5,668,919)    (399,463)     (8,406,719)    (596,411)     (9,713,761)
    (1,982)       (33,868)      (1,864)         (35,770)          NA              NA           NA              NA
(2,263,041)   (38,434,396)  (2,649,138)     (37,573,782)    (735,706)    (17,081,229)  (1,274,212)    (23,121,731)
       0(2)             0(2)        NA               NA            0(2)            0(2)        NA              NA
        NA             NA           NA               NA           NA              NA           NA              NA
             ------------                 -------------                -------------                -------------
              (80,291,969)                  (96,767,695)                 (98,484,107)                (122,846,440)
             ------------                 -------------                -------------                -------------

 4,784,236     77,143,174            0                0            0               0            0               0
    21,237        338,503            0                0            0               0            0               0
    48,232        766,805            0                0            0               0            0               0
         0              0            0                0           NA              NA           NA              NA
         0              0            0                0            0               0            0               0
         0              0(2)        NA               NA            0(2)            0           NA              NA
        NA             NA           NA               NA           NA              NA           NA              NA
             ------------                 -------------                -------------                -------------
               78,248,482                             0                            0                            0
             ------------                 -------------                -------------                -------------


               11,898,107                   (60,266,224)                 (60,924,044)                 (91,773,290)
             ------------                 -------------                -------------                -------------
               73,773,734                  (221,987,898)                  19,121,301                 (210,643,629)
             ------------                 -------------                -------------                -------------

              612,653,843                   834,641,741                  674,099,340                  884,742,969
             ============                 =============                =============                =============
             $686,427,577                 $ 612,653,843                $ 693,220,641                $ 674,099,340
             ============                 =============                =============                =============
             $    (98,343)                $     (55,634)               $    (185,237)               $     831,692
             ============                 =============                =============                =============

                 158 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                        DISCIPLINED U.S. CORE FUND
                                                    ------------------------------------------------------------------
                                                               For the                             For the
                                                              Year Ended                          Year Ended
                                                           July 31, 2010(5)                    July 31, 2009(5)
                                                    -----------------------------      -------------------------------
OPERATIONS
   Net investment income (loss) .................                    $ 10,095,453                        $  16,446,518
   Net realized gains or losses on investments ..                      54,951,201                         (145,832,952)
   Net change in unrealized appreciation
      (depreciation) of investments .............                      19,610,901                         (142,409,989)
                                                                     ------------                        -------------
Net increase (decrease) in net assets resulting
   from operations ..............................                      84,657,555                         (271,796,423)
                                                                     ------------                        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...................................                      (3,182,758)                          (4,021,742)
      Class B ...................................                         (33,499)(4)                          (63,294)(4)
      Class C ...................................                         (68,521)                             (91,006)
      Class R ...................................                              NA                                   NA
      Administrator Class .......................                      (6,590,347)                         (11,006,650)
      Institutional Class .......................                            0(2)                                   NA
      Investor Class ............................                              NA                                   NA
      Class IS(1) ...............................                        (449,998)                            (565,727)
      Net realized gains
      Class A ...................................                               0                           (9,171,367)
      Class B ...................................                            0(4)                             (307,953)(4)
      Class C ...................................                               0                             (360,597)
      Class R ...................................                              NA                                   NA
      Administrator Class .......................                               0                          (22,526,507)
      Institutional Class .......................                            0(2)                                   NA
      Investor Class ............................                              NA                                   NA
      Class IS(1) ...............................                               0                           (1,299,464)
                                                                     ------------                        -------------
Total distributions to shareholders .............                     (10,325,123)                         (49,414,307)
                                                                     ------------                        -------------

                                                       SHARES                              SHARES
                                                    ------------                       -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold
      Class A ...................................      4,351,446       50,412,634          3,646,998        36,448,592
      Class B ...................................         25,820(4)       298,670(4)         150,880(4)      1,473,843(4)
      Class C ...................................        186,847        2,160,869            745,521         7,161,681
      Class R ...................................             NA               NA                 NA                NA
      Administrator Class .......................      2,057,300       24,824,392          7,041,460        71,334,572
      Institutional Class .......................            834(2)        10,000(2)              NA                NA
      Investor Class ............................             NA               NA                 NA                NA
      Class IS(1) ...............................         34,977          418,294             42,640           448,010
                                                                     ------------                        -------------
                                                                       78,124,859                          116,866,698
                                                                     ------------                        -------------
   Net asset value of shares issued in
      reinvestment of distributions
      Class A ...................................        245,282        2,934,591          1,267,157        12,302,538
      Class B ...................................          2,459(4)        27,919(4)          35,935(4)        325,920(4)
      Class C ...................................          3,002           34,787             26,593           245,367
      Class R ...................................             NA               NA                 NA                NA
      Administrator Class .......................        197,608        2,367,551          1,475,469        14,425,721
      Institutional Class .......................              0             0(2)                 NA                NA
      Investor Class ............................             NA               NA                 NA                NA
      Class IS(1) ...............................         32,270          386,070            169,248         1,641,897
                                                                     ------------                        -------------
                                                                        5,750,918                           28,941,443
                                                                     ------------                        -------------

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 159


Statements of Changes in Net Assets

                     DISCIPLINED VALUE FUND                                           ENDEAVOR SELECT FUND
---------------------------------------------------------------     -------------------------------------------------------
          For the                            For the                          For the                     For the
         Year Ended                         Year Ended                       Year Ended                  Year Ended
      July 31, 2010(5)                   July 31, 2009(5)                  July 31, 2010               July 31, 2009
----------------------------      -----------------------------     --------------------------   --------------------------

                 $ 1,794,174                       $  4,175,611                   $ (2,193,222)               $   3,178,462
                  (1,974,218)                       (48,156,632)                   158,502,908                 (564,295,763)

                  26,043,282                        (22,676,646)                     2,119,488                   27,199,013
                 -----------                       ------------                   ------------                -------------

                  25,863,238                        (66,657,667)                   158,429,174                 (533,918,288)
                 -----------                       ------------                   ------------                -------------


                    (432,090)                        (1,003,098)                             0                   (5,939,368)
                      (5,590)(4)                        (37,100)(4)                          0                     (202,063)
                      (4,763)                           (21,191)                             0                     (335,195)
                          NA                                 NA                             NA                           NA
                  (1,267,689)                        (3,057,122)                      (355,488)                  (7,183,197)
                        0(2)                                 NA                     (3,063,991)                 (27,764,756)
                        0(3)                                 NA                             NA                           NA
                          NA                                 NA                             NA                           NA

                           0                         (1,083,278)                             0                            0
                        0(4)                            (63,147)(4)                          0                            0
                           0                            (32,180)                             0                            0
                          NA                                 NA                             NA                           NA
                           0                         (3,041,967)                             0                            0
                        0(2)                                 NA                              0                            0
                        0(3)                                 NA                             NA                           NA
                          NA                                 NA                             NA                           NA
                 -----------                       ------------                   ------------                -------------
                  (1,710,132)                        (8,339,083)                    (3,419,479)                 (41,424,579)
                 -----------                       ------------                   ------------                -------------

   SHARES                            SHARES                            SHARES                      SHARES
-----------                       ------------                      -----------                  ----------


    325,122        3,649,202           441,697        4,257,189       3,415,874    27,191,901    15,367,930     118,470,774
      3,708(4)        42,115(4)         51,415(4)       516,301(4)        3,652        24,823        52,134         325,707
     26,178          294,853            78,322          753,769         151,118     1,119,379       489,180       3,448,867
         NA               NA                NA               NA              NA            NA            NA              NA
    445,266        4,808,019         1,799,703       16,514,586       7,765,878    62,834,674    20,012,258     139,776,629
        900(2)        10,000(2)             NA               NA      28,340,278   227,252,714    57,126,618     417,124,892
      1,475(3)        16,075(3)             NA               NA              NA            NA            NA              NA
         NA               NA                NA               NA              NA            NA            NA              NA
                 -----------                       ------------                   ------------                -------------
                   8,820,264                         22,041,845                    318,423,491                  679,146,869
                 -----------                       ------------                   ------------                -------------


     36,606          409,665           210,683        1,980,802               0             0       957,288       5,801,163
        435(4)         4,850(4)          9,793(4)        90,267(4)            0             0        34,074         193,198
        332            3,697             4,577           41,875               0             0        56,566         320,167
         NA               NA                NA               NA              NA            NA            NA              NA
     46,894          522,990           226,961        2,135,323          39,132       318,536     1,000,518       6,113,165
       0(2)             0(2)                NA               NA         275,455     2,255,974     3,278,820      20,164,744
       0(3)             0(3)                NA               NA              NA            NA            NA              NA
         NA               NA                NA               NA              NA            NA            NA              NA
                 -----------                       ------------                   ------------                -------------
                     941,202                          4,248,267                     2,574,510                    32,592,437
                 -----------                       ------------                   ------------                -------------

                 160 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                         DISCIPLINED U.S. CORE FUND
                                                    -------------------------------------------------------------------
                                                               For the                             For the
                                                              Year Ended                          Year Ended
                                                           July 31, 2010(5)                    July 31, 2009(5)
                                                    ------------------------------     --------------------------------
                                                       SHARES                              SHARES
                                                    -----------                        -------------
CAPITAL SHARES TRANSACTIONS (continued)
   Automatic conversion of Class B shares to
      Class A shares
      Class A ...................................        38,474      $     440,748          177,763      $    1,894,471
      Class B ...................................       (40,551)          (440,748)        (186,946)         (1,894,471)
                                                                     -------------                       --------------
                                                                                 0                                    0
                                                                     -------------                       --------------
   Payment for shares redeemed
      Class A ...................................    (4,738,421)       (56,357,790)      (6,891,879)        (72,919,793)
      Class B ...................................      (627,495)(4)     (6,910,692)(4)     (232,538)(4)      (2,277,176)(4)
      Class C ...................................      (274,818)        (3,224,498)        (427,128)         (4,071,684)
      Class R ...................................            NA                 NA               NA                  NA
      Administrator Class .......................   (15,685,833)      (185,550,494)     (29,192,887)       (322,393,952)
      Institutional Class .......................             0                  0               NA                  NA
      Investor Class ............................            NA                 NA               NA                  NA
      Class IS(1) ...............................    (3,147,253)       (36,459,489)        (541,586)         (5,723,454)
                                                                     -------------                       --------------
                                                                      (288,502,963)                        (407,386,059)
                                                                     -------------                       --------------
   Net asset value of shares issued in
      acquisitions
      Class A ...................................             0                  0                0                   0
      Class B ...................................             0                  0                0                   0
      Class C ...................................             0                  0                0                   0
      Class R ...................................            NA                 NA               NA                  NA
      Administrator Class .......................             0                  0                0                   0
      Institutional Class .......................             0                  0                0                   0
      Investor Class ............................            NA                 NA                0                   0
                                                                     -------------                       --------------
                                                                                NA                                   NA
                                                                     -------------                       --------------
Net increase (decrease) in net assets resulting
   from capital share transactions ..............                     (204,627,186)                        (261,577,918)
                                                                     -------------                       --------------
Total increase (decrease) in net assets .........                     (130,294,754)                        (582,788,648)
                                                                     -------------                       --------------
NET ASSETS
BEGINNING OF PERIOD .............................                      779,142,066                        1,361,930,714
                                                                     =============                       ==============
END OF PERIOD ...................................                    $ 648,847,312                       $  779,142,066
                                                                     =============                       ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS) ................................                    $     249,175                       $      526,385
                                                                     =============                       ==============

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 161


Statements of Changes in Net Assets

                       DISCIPLINED VALUE FUND                                                ENDEAVOR SELECT FUND
-------------------------------------------------------------------     -----------------------------------------------------------
           For the                               For the                           For the                        For the
          Year Ended                            Year Ended                       Year Ended                      Year Ended
       July 31, 2010(5)                      July 31, 2009(5)                   July 31, 2010                  July 31, 2009
------------------------------      -------------------------------     ----------------------------   ----------------------------
   SHARES                              SHARES                              SHARES                         SHARES
-----------                         ------------                        -----------                    -----------



      9,519      $     103,428            40,395      $     386,400               0   $            0             0   $            0
     (9,568)          (103,428)          (40,620)          (386,400)              0                0             0                0
                 -------------                        -------------                   --------------                 --------------
                             0                                    0                                0                              0
                 -------------                        -------------                   --------------                 --------------

 (1,051,386)       (11,782,922)       (1,801,661)       (18,061,903)     (9,458,711)     (75,229,101)  (16,839,611)    (119,667,709)
   (205,317)(4)     (2,228,752)(4)      (121,417)(4)     (1,207,349)(4)    (243,174)      (1,795,652)     (390,482)      (2,431,334)
    (55,345)          (619,417)          (76,271)          (733,794)       (462,208)      (3,457,087)     (399,764)      (2,547,896)
         NA                 NA                NA                 NA              NA               NA            NA               NA
 (2,742,026)       (30,603,358)       (9,504,400)      (101,324,698)    (14,363,101)    (115,504,314)  (12,637,282)     (84,855,077)
       0(2)               0(2)                 0                  0     (33,296,910)    (270,645,094)  (48,715,259)    (338,116,948)
    (16,843)(3)       (187,857)(3)             0                  0              NA               NA            NA               NA
         NA                 NA                NA                 NA              NA               NA            NA               NA
                 -------------                        -------------                   --------------                 --------------
                   (45,422,306)                        (121,327,744)                    (466,631,248)                  (547,618,964)
                 -------------                        -------------                   --------------                 --------------


  7,504,335         80,661,770                 0                  0               0                0             0                0
         NA                 NA                 0                  0               0                0             0                0
    250,448          2,671,353                 0                  0               0                0             0                0
         NA                 NA                NA                 NA              NA               NA            NA               NA
 13,047,775        139,685,853                 0                  0               0                0             0                0
          0                  0                 0                  0               0                0             0                0
  1,946,922         20,843,094                NA                 NA              NA               NA            NA               NA
                 -------------                        -------------                   --------------                 --------------
                   243,862,070                                    0                                0                              0
                 -------------                        -------------                   --------------                 --------------

                   208,201,230                          (95,037,632)                    (145,633,247)                   164,120,342
                 -------------                        -------------                   --------------                 --------------
                   232,354,336                         (170,034,382)                       9,376,448                   (411,222,525)
                 -------------                        -------------                   --------------                 --------------

                   141,088,697                          311,123,079                    1,283,244,950                  1,694,467,475
                 =============                        =============                   ==============                 ==============
                 $ 373,443,033                        $ 141,088,697                   $1,292,621,398                 $1,283,244,950
                 =============                        =============                   ==============                 ==============

                 $     171,493                        $      76,705                   $            0                 $    3,418,686
                 =============                        =============                   ==============                 ==============

                 162 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                           GROWTH FUND
                                                    ---------------------------------------------------------
                                                              For the                       For the
                                                             Year Ended                    Year Ended
                                                           July 31, 2010                 July 31, 2009
                                                    ---------------------------   ---------------------------
OPERATIONS
   Net investment income (loss) .................                 $  (8,177,287)                $  (3,832,511)
   Net realized gain or loss on investments .....                   137,614,003                  (107,546,979)
   Net change in unrealized appreciation
      (depreciation) of investments .............                   166,064,598                  (102,284,915)
                                                                  -------------                 -------------
Net increase (decrease) in net assets
   resulting from operations ....................                   295,501,314                  (213,664,405)
                                                                  -------------                 -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...................................                             0                             0
      Class B ...................................                            NA                            NA
      Class C ...................................                             0                             0
      Class R ...................................                            NA                            NA
      Institutional Class .......................                             0                             0
   Net realized gains
      Class A ...................................                             0                             0
      Class B ...................................                            NA                            NA
      Class C ...................................                             0                             0
      Institutional Class .......................                             0                             0
                                                                  -------------                 -------------
Total distributions to shareholders .............                             0                            NA
                                                                  -------------                 -------------

                                                      SHARES                         SHARES
                                                    ----------                    -----------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold
      Class A ...................................    5,162,185      131,882,183     2,669,901      48,287,837
      Class B ...................................           NA               NA            NA              NA
      Class C ...................................      522,403       12,632,374        80,092       1,449,693
      Administrator Class .......................    8,511,076      226,937,191     7,859,426     161,996,212
      Institutional Class .......................    4,163,211      113,941,728     3,729,942      75,251,619
      Investor Class ............................    4,913,992      126,018,182     3,704,370      68,819,845
                                                                  -------------                 -------------
                                                                    611,411,658                   355,805,206
                                                                  -------------                 -------------
   Net asset value of shares issued in
      reinvestment of distributions
      Class A ...................................            0                0             0               0
      Class B ...................................           NA               NA            NA              NA
      Class C ...................................            0                0             0               0
      Institutional Class .......................            0                0             0               0
                                                                  -------------                 -------------
                                                                              0                             0
                                                                  -------------                 -------------
   Automatic conversion of Class B shares to
      Class A shares
      Class A ...................................           NA               NA            NA              NA
      Class B ...................................           NA               NA            NA              NA
                                                                  -------------                 -------------
                                                                              0                             0
                                                                  -------------                 -------------
   Payment for shares redeemed
      Class A ...................................   (1,087,771)     (27,488,193)   (1,899,934)    (33,828,620)
      Class B ...................................           NA               NA            NA              NA
      Class C ...................................      (46,378)      (1,111,266)      (15,916)       (258,432)
      Administrator Class .......................   (2,225,580)     (58,611,703)   (3,137,896)    (62,981,828)
      Institutional Class .......................   (2,352,443)     (61,389,437)   (2,145,773)    (44,082,147)
      Investor Class ............................   (4,206,997)    (105,020,809)   (6,284,370)   (117,639,228)
                                                                  -------------                 -------------
                                                                   (253,621,408)                 (258,790,255)
                                                                  -------------                 -------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Large Cap Stock Funds 163


Statements of Changes in Net Assets

                     INTRINSIC VALUE FUND                                         LARGE CAP CORE FUND
-------------------------------------------------------------   -------------------------------------------------------
            For the                         For the                      For the                        For the
          Year Ended                       Year Ended                   Year Ended                    Year Ended
       July 31, 2010(5)                 July 31, 2009(5)             July 31, 2010(5)              July 31, 2009(5)
-----------------------------     ---------------------------   -------------------------      ------------------------

                $  12,841,482                   $   6,820,515                 $   101,931                   $    48,768
                   (7,295,417)                    (45,640,089)                     54,246                    (1,072,281)

                  127,607,809                     (25,658,456)                  3,956,605                        40,375
                -------------                   -------------                 -----------                   -----------

                  133,153,874                     (64,478,030)                  4,112,782                      (983,138)
                -------------                   -------------                 -----------                   -----------


                     (525,147)                       (496,227)                     (9,940)                       (4,731)
                            0                               0                      (1,587)(4)                      (232)(4)
                            0                               0                      (3,291)                       (3,725)
                           NA                              NA                          NA                            NA
                   (7,617,772)                     (1,920,931)                    (52,972)                      (31,646)

                            0                        (624,780)                          0                             0
                            0                         (82,764)                          0(4)                          0(4)
                            0                        (127,960)                          0                             0
                            0                      (2,086,638)                          0                             0
                -------------                   -------------                 -----------                   -----------
                   (8,142,919)                     (5,339,300)                    (67,790)                      (40,334)
                -------------                   -------------                 -----------                   -----------

   SHARES                            SHARES                      SHARES                         SHARES
-----------                       -----------                   --------                       -------


  7,039,057        68,045,736       9,481,734      71,961,800     61,461          287,741       20,752          130,862
     48,765           463,128         146,775       1,122,131      3,057(4)        23,287(4)     4,692(4)        29,784(4)
    854,557         8,077,506       1,033,587       7,827,988      8,986          135,104       70,173          463,937
      1,013(2)         10,000(2)            0               0          0(3)             0(3)         0                0
 92,722,375       859,963,282      26,024,833     202,409,140      4,686           33,965       62,267          408,385
         NA                NA              NA              NA      8,117(3)        60,497(3)         0                0
                -------------                   -------------                 -----------                   -----------
                  936,559,652                     283,321,059                     540,594                     1,032,968
                -------------                   -------------                 -----------                   -----------


     45,196           417,607         115,847         814,875        454            3,389          207            1,316
          0                 0          11,211          77,017         14(4)           107(4)      3(4)               18(4)
          0                 0          16,357         112,370        231            1,737          287            1,823
    722,959         6,687,368         408,592       2,887,224        802            6,002          139              881
                -------------                   -------------                 -----------                   -----------
                    7,104,975                       3,891,486                      11,235                         4,038
                -------------                   -------------                 -----------                   -----------


     20,852           190,280          99,538         781,795         NA               NA           NA               NA
    (21,084)         (190,280)       (100,283)       (781,795)        NA               NA           NA               NA
                -------------                   -------------                 -----------                   -----------
                            0                               0                           0                             0
                -------------                   -------------                 -----------                   -----------

 (2,723,217)      (25,589,377)     (7,722,224)    (54,112,559)   (34,995)        (261,614)     (13,164)         (83,430)
   (272,892)       (2,526,892)       (669,833)     (5,531,660)   (57,834)(4)     (419,335)(4)   (1,892)(4)      (12,055)(4)
   (512,214)       (4,807,399)       (833,996)     (5,943,548)   (36,761)        (268,482)     (27,721)        (181,554)
          0(2)              0(2)            0               0          0(3)             0(3)         0                0
(21,942,543)     (211,024,272)    (14,847,713)   (111,449,200)   (21,148)        (160,584)     (17,777)        (118,620)
         NA                NA              NA              NA   (102,995)(3)     (758,691)(3)        0                0
                -------------                   -------------                 -----------                   -----------
                 (243,947,940)                   (177,036,967)                 (1,868,706)                     (395,659)
                -------------                   -------------                 -----------                   -----------

                 164 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                        GROWTH FUND
                                                    --------------------------------------------------
                                                            For the                    For the
                                                           Year Ended                Year Ended
                                                         July 31, 2010              July 31, 2009
                                                    -----------------------   ------------------------
                                                    SHARES                    SHARES
                                                    ------                    ------
CAPITAL SHARES TRANSACTIONS (continued)
   Net asset value of shares issued in
      acquisition
      Class A ...................................        0   $            0        0    $            0
      Class C ...................................        0                0        0                 0
      Administrator Class .......................        0                0        0                 0
      Institutional Class .......................        0                0        0                 0
      Investor Class ............................        0                0        0                 0
                                                             --------------             --------------
                                                                          0                          0
                                                             --------------             --------------
Net increase in net assets resulting
   from capital share transactions ..............               357,790,250                 97,014,951
                                                             --------------             --------------
Total increase (decrease) in net assets .........               653,291,564               (116,649,454)
                                                             --------------             --------------
NET ASSETS
BEGINNING OF PERIOD .............................             1,248,439,361              1,365,088,815
                                                             ==============             ==============
END OF PERIOD ...................................            $1,901,730,925             $1,248,439,361
                                                             ==============             ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS) ................................            $            0             $            0
                                                             ==============             ==============

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 165


Statements of Changes in Net Assets


              INTRINSIC VALUE FUND                              LARGE CAP CORE FUND
-----------------------------------------------   -----------------------------------------------
         For the                  For the                  For the                   For the
       Year Ended               Year Ended                Year Ended               Year Ended
    July 31, 2010(5)         July 31, 2009(5)          July 31, 2010(5)         July 31, 2009(5)
-----------------------   ---------------------   -------------------------   -------------------
SHARES                    SHARES                    SHARES                    SHARES
------                    ------                  ----------                  ------



     0   $            0        0   $          0      994,781   $  7,182,223        0   $        0
     0                0        0              0      141,410      1,021,219        0            0
     0                0        0              0        5,687         41,090        0            0
     0                0        0              0       37,292        269,427        0            0
     0                0        0              0   20,453,481    147,770,238        0            0
         --------------            ------------                ------------            ----------
                      0                       0                 156,284,197                     0
         --------------            ------------                ------------            ----------

            699,716,687             110,175,578                 154,967,320               641,347
         --------------            ------------                ------------            ----------
            824,727,642              40,358,248                 159,012,312              (382,125)
         --------------            ------------                ------------            ----------

            468,886,301             428,528,053                   4,766,523             5,148,648
         ==============            ============                ============            ==========
         $1,293,613,943            $468,886,301                $163,778,835            $4,766,523
         ==============            ============                ============            ==========

         $   11,509,424            $  6,810,861                $     64,935            $   29,252
         ==============            ============                ============            ==========

                 166 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                           LARGE CAP GROWTH FUND
                                                                          -------------------------------------------------------
                                                                                    For the                      For the
                                                                                  Year Ended                    Year Ended
                                                                                 July 31, 2010                July 31, 2009
                                                                          --------------------------    -------------------------
OPERATIONS
   Net investment income (loss) .......................................                 $   (194,825)                $    188,476
   Net realized gain or loss on investments ...........................                    5,430,599                  (66,106,441)
   Net change in unrealized appreciation
      (depreciation) of investments ...................................                   28,669,063                      516,176
                                                                                        ------------                 ------------
Net increase (decrease) in net assets resulting from operations .......                   33,904,837                  (65,401,789)
                                                                                        ------------                 ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .........................................................                            0(2)                        NA
      Class C .........................................................                            0(2)                        NA
      Administrator Class .............................................                            0(2)                        NA
      Institutional Class .............................................                            0(2)                        NA
      Investor Class ..................................................                     (200,041)                           0
   Net realized gains
      Class A .........................................................                            0(2)                        NA
      Class C .........................................................                            0(2)                        NA
      Administrator Class .............................................                            0(2)                        NA
      Institutional Class .............................................                            0(2)                        NA
      Investor Class ..................................................                            0                            0
                                                                                        ------------                 ------------
Total distributions to shareholders ...................................                     (200,041)                           0
                                                                                        ------------                 ------------

                                                                            SHARES                        SHARES
                                                                          ----------                    ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Class A .........................................................          407(2)        9,989(2)         NA             NA
      Class C .........................................................          407(2)        9,989(2)         NA             NA
      Administrator Class .............................................          407(2)        9,989(2)         NA             NA
      Institutional Class .............................................          407(2)        9,989(2)         NA             NA
      Investor Class ..................................................      480,861      11,479,462     1,159,863     22,659,486
                                                                                        ------------                 ------------
                                                                                          11,519,418                   22,659,486
                                                                                        ------------                 ------------
   Net asset value of shares issued in reinvestment of distributions
      Class A .........................................................            0(2)            0(2)         NA             NA
      Class C .........................................................            0(2)            0(2)         NA             NA
      Administrator Class .............................................            0(2)            0(2)         NA             NA
      Institutional Class .............................................            0(2)            0(2)         NA             NA
      Investor Class ..................................................        7,905         192,961             0              0
                                                                                        ------------                 ------------
                                                                                             192,961                            0
                                                                                        ------------                 ------------
  Payment for shares redeemed
      Class A .........................................................            0(2)            0(2)         NA             NA
      Class C .........................................................            0(2)            0(2)         NA             NA
      Administrator Class .............................................            0(2)            0(2)         NA             NA
      Investor Class ..................................................   (1,301,026)    (31,569,000)   (2,154,399)   (42,833,046)
                                                                                        ------------                 ------------
                                                                                         (31,569,000)                 (42,833,046)
                                                                                        ------------                 ------------
      Net increase (decrease) in net assets resulting from capital
         share transactions ...........................................                  (19,856,621)                 (20,173,860)
                                                                                        ------------                 ------------
Total increase (decrease) in net assets ...............................                   13,848,175                  (85,575,649)
                                                                                        ------------                 ------------
NET ASSETS
BEGINNING OF PERIOD ...................................................                  264,776,425                  350,352,074
                                                                                        ============                 ============
END OF PERIOD .........................................................                 $278,624,600                 $264,776,425
                                                                                        ============                 ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) ..........                 $         60                 $    200,102
                                                                                        ============                 ============

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 167


Statements of Changes in Net Assets

               LARGE COMPANY VALUE FUND
-----------------------------------------------------
         For the                     For the
        Year Ended                  Year Ended
      July 31, 2010               July 31, 2009
-------------------------   -------------------------

             $    805,546                $  2,230,340
                1,795,327                 (26,556,662)
               11,486,042                  (9,417,741)
             ------------                ------------
               14,086,915                 (33,744,063)
             ------------                ------------

                   (2,502)                     (1,782)
                     (598)                       (631)
                   (2,888)                     (6,884)
                     (116)                       (207)
                 (844,039)                 (2,311,530)

                        0                      (5,328)
                        0                        (750)
                        0                     (34,974)
                        0                        (767)
                        0                 (11,188,567)
             ------------                ------------
                 (850,143)                (13,551,420)
             ------------                ------------

  SHARES                      SHARES
----------                  ----------
    21,451        242,295       15,344        143,416
    12,026        135,562       26,519        228,792
    15,421        164,692       15,453        213,787
         0              0            0              0
   493,140      5,676,159    1,024,825     10,523,458
             ------------                ------------
                6,218,708                  11,109,453
             ------------                ------------

       221          2,502          780          7,110
        52            591          149          1,381
       250          2,826        4,411         41,186
        10            116          105            974
    68,367        787,049    1,328,627     12,574,559
             ------------                ------------
                  793,084                  12,625,210
             ------------                ------------

    (5,632)       (65,179)        (339)        (2,691)
      (527)        (6,203)           0              0
    (8,367)       (92,537)    (167,782)    (2,246,395)
(1,570,733)   (17,847,268)  (2,042,750)   (20,611,854)
             ------------                ------------
              (18,011,187)                (22,860,940)
             ------------                ------------
              (10,999,395)                    873,723
             ------------                ------------
                2,237,377                 (46,421,760)
             ------------                ------------

              107,562,279                 153,984,039
             ============                ============
             $109,799,656                $107,562,279
             ============                ============
             $      7,832                $     46,649
             ============                ============

                 168 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                           OMEGA GROWTH FUND
                                                                       ---------------------------------------------------------
                                                                                 For the                        For the
                                                                                Year Ended                     Year Ended
                                                                            July 31, 2010(5, 6)          September 30, 2009(5)
                                                                       ----------------------------    -------------------------
OPERATIONS
   Net investment income (loss) ....................................                  $  (2,581,648)                $  3,302,572
   Net realized gains or losses on investments .....................                     54,533,378                  (37,534,588)
   Net change in unrealized gains or losses on investments .........                    (13,918,614)                  47,129,070
                                                                                      -------------                 ------------
Net increase (decrease) in net assets resulting from operations ....                     38,033,116                   12,897,054
                                                                                      -------------                 ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ......................................................                     (3,039,360)                           0
      Class C ......................................................                        (38,380)                           0
      Class R ......................................................                         (8,005)                           0
      Administrator Class ..........................................                       (216,128)                           0
      Institutional Class ..........................................                              0(2)                        NA
                                                                                      -------------                 ------------
Total distributions to shareholders ................................                     (3,301,873)                           0
                                                                                      -------------                 ------------

                                                                          SHARES                         SHARES
                                                                       -----------                     ----------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold
      Class A ......................................................     1,165,224       35,561,768     1,147,772     27,740,191
      Class B ......................................................        29,504          791,682       181,477      3,496,619
      Class C ......................................................       190,779        5,033,734       412,479      8,601,221
      Class R ......................................................        34,386        1,022,157       102,631      2,415,251
      Administrator Class ..........................................       517,528       16,048,215       448,507     11,306,125
      Institutional Class ..........................................           321(2)         9,990(2)         NA             NA
      Investor Class ...............................................             0                0            NA             NA
                                                                                      -------------                 ------------
                                                                                         58,467,546                   53,559,407
                                                                                      -------------                 ------------
   Net asset value of shares issued in reinvestment of distributions
      Class A ......................................................        92,412        2,785,288             0              0
      Class C ......................................................         1,150           30,010             0              0
      Class R ......................................................           169            5,026             0              0
      Administrator Class ..........................................         6,244          194,202             0              0
      Institutional Class ..........................................             0(2)             0(2)         NA             NA
                                                                                      -------------                 ------------
                                                                                          3,014,526                            0
                                                                                      -------------                 ------------
   Automatic conversion of Class B shares to Class A shares
      Class A ......................................................        80,952        2,359,815       826,492     18,988,798
      Class B ......................................................       (94,167)      (2,359,815)     (957,225)   (18,988,798)
                                                                                      -------------                 ------------
                                                                                                  0                            0
                                                                                      -------------                 ------------
   Payment for shares redeemed
      Class A ......................................................    (2,231,894)     (68,171,333)   (2,889,525)   (65,971,047)
      Class B ......................................................      (267,288)      (7,005,660)     (697,389)   (13,569,375)
      Class C ......................................................      (247,564)      (6,518,391)     (350,181)    (6,917,725)
      Class R ......................................................       (13,102)        (396,992)      (75,911)    (1,804,408)
      Administrator Class ..........................................      (672,318)     (20,499,118)     (195,688)    (4,830,031)
      Institutional Class ..........................................             0(2)             0(2)         NA             NA
      Investor Class ...............................................            NA               NA            NA             NA
                                                                                      -------------                 ------------
                                                                                       (102,591,494)                 (93,092,586)
                                                                                      -------------                 ------------

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 169


Statements of Changes in Net Assets

       OMEGA GROWTH
     FUND (continued)                                  PREMIER LARGE COMPANY GROWTH FUND
--------------------------   -------------------------------------------------------------------------------------
          For the                      For the                        For the                    For the
        Year Ended                    Year Ended                     Year Ended                 Year Ended
   September 30, 2008(5)         July 31, 2010(5, 6)           September 30, 2009(5)       September 30, 2008(5)
--------------------------   ---------------------------     -------------------------   -------------------------

             $     (98,735)                 $     46,982                  $  2,020,263                $  1,378,972
                53,154,751                     7,830,147                   (14,374,848)                  9,145,566
              (158,872,973)                   23,541,815                    13,220,743                 (69,414,753)
             -------------                  ------------                  ------------                ------------
              (105,816,957)                   31,418,944                       866,158                 (58,890,215)
             -------------                  ------------                  ------------                ------------


                         0                    (2,026,802)                   (1,331,237)                   (196,570)
                         0                       (34,306)                            0                           0
                         0                            NA                            NA                          NA
                         0                             0(3)                         NA                          NA
                        NA                      (160,368)                      (42,823)                    (37,174)
             -------------                  ------------                  ------------                ------------
                         0                    (2,221,476)                   (1,374,060)                   (233,744)
             -------------                  ------------                  ------------                ------------

  SHARES                       SHARES                          SHARES                      SHARES
----------                   ----------                      ----------                  ----------
   657,857      19,173,347    4,543,921       36,329,799      3,041,606     18,812,931      939,822      7,395,702
   185,447       4,672,471       44,267          322,756        339,029      1,819,345      231,826      1,683,290
   135,707       3,398,754      719,888        5,240,608      1,350,015      7,559,367      482,928      3,623,787
     1,441          40,346           NA               NA             NA             NA           NA             NA
   437,971      12,749,066        5,917(3)        45,944(3)          NA             NA           NA             NA
        NA              NA    1,535,645       12,105,152      1,145,464      7,437,548      260,591      1,982,028
        NA              NA        2,330(3)        18,583(3)          NA             NA           NA             NA
             -------------                  ------------                  ------------                ------------
                40,033,984                    54,062,842                    35,629,191                  14,684,807
             -------------                  ------------                  ------------                ------------

         0               0      221,060        1,727,514        200,939      1,141,331       20,184        168,534
         0               0        3,541           25,385              0              0            0              0
         0               0           NA               NA             NA             NA           NA             NA
         0               0            0(3)             0(3)          NA             NA           NA             NA
        NA              NA       16,573          129,185          1,223          6,945          410          3,431
             -------------                  ------------                  ------------                ------------
                         0                     1,882,084                     1,148,276                     171,965
             -------------                  ------------                  ------------                ------------

 1,774,811      52,181,962       22,285          167,756        284,079      1,710,249      283,664      2,206,226
(2,038,327)    (52,181,962)     (24,349)        (167,756)      (309,654)    (1,710,249)    (308,364)    (2,206,226)
             -------------                  ------------                  ------------                ------------
                         0                             0                             0                           0
             -------------                  ------------                  ------------                ------------

(4,277,673)   (124,234,805)  (4,456,636)     (35,172,137)    (4,869,216)   (29,318,435)  (5,254,215)   (40,872,573)
(1,220,607)    (30,910,292)    (187,496)      (1,340,189)      (419,246)    (2,281,784)    (460,907)    (3,269,287)
  (410,037)    (10,349,294)    (336,795)      (2,427,883)      (801,008)    (4,251,455)    (241,656)    (1,697,923)
      (341)         (9,490)          NA               NA             NA             NA           NA             NA
   (97,637)     (2,902,103)     (57,396)(3)     (444,938)(3)         NA             NA           NA             NA
        NA              NA     (787,265)      (6,066,573)      (457,675)    (2,621,319)    (698,012)    (5,265,260)
        NA              NA      (41,184)(3)     (318,823)(3)         NA             NA           NA             NA
             -------------                  ------------                  ------------                ------------
              (168,405,984)                  (45,770,543)                  (38,472,993)                (51,105,043)
             -------------                  ------------                  ------------                ------------

                 170 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                               OMEGA GROWTH FUND
                                                                   ---------------------------------------------
                                                                          For the                 For the
                                                                         Year Ended              Year Ended
                                                                     July 31, 2010(5,6)    September 30, 2009(5)
                                                                   ---------------------   ---------------------
                                                                   SHARES                  SHARES
                                                                   ------                  ------
CAPITAL SHARES TRANSACTIONS (continued)
   Net asset value of shares issued in acquisition
      Class A ..................................................        0   $          0        0   $          0
      Class B ..................................................        0              0        0              0
      Class C ..................................................        0              0        0              0
      Administrator Class ......................................        0              0        0              0
      Institutional Class ......................................        0              0        0              0
      Investor Class ...........................................       NA             NA       NA             NA
                                                                            ------------            ------------
                                                                                       0                       0
                                                                            ------------            ------------
   Net increase (decrease) in net assets resulting
      from capital share transactions ..........................             (41,109,422)            (39,533,179)
                                                                            ------------            ------------
Total increase (decrease) in net assets ........................              (6,378,179)            (26,636,125)
                                                                            ------------            ------------
NET ASSETS
BEGINNING OF PERIOD ............................................             589,148,207             615,784,332
                                                                            ============            ============
END OF PERIOD ..................................................            $582,770,028            $589,148,207
                                                                            ============            ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) ...            $    (41,512)           $  3,259,162
                                                                            ============            ============

                 Wells Fargo Advantage Large Cap Stock Funds 171


Statements of Changes in Net Assets

   OMEGA GROWTH FUND
      (continued)                            PREMIER LARGE COMPANY GROWTH FUND
----------------------   -------------------------------------------------------------------------
        For the                   For the                   For the                 For the
      Year Ended                 Year Ended                Year Ended              Year Ended
 September 30, 2008(5)       July 31, 2010(5,6)      September 30, 2009(5)   September 30, 2008(5)
----------------------   -------------------------   ---------------------   ---------------------
SHARES                     SHARES                    SHARES                  SHARES
------                   ----------                  ------                  ------


     0   $           0   25,965,456   $195,693,807        0   $          0        0   $          0
     0               0      933,034      6,444,460        0              0        0              0
     0               0      683,245      4,706,607        0              0        0              0
     0               0    4,764,507     35,899,089       NA             NA       NA             NA
     0               0      102,415        771,666        0              0        0              0
    NA              NA    8,400,328     63,310,758       NA             NA       NA             NA
         -------------                ------------            ------------            ------------
                     0                 306,826,387                       0                       0
         -------------                ------------            ------------            ------------

          (128,372,000)                317,000,770              (1,695,526)            (36,248,271)
         -------------                ------------            ------------            ------------
          (234,188,957)                346,198,238              (2,203,428)            (95,372,230)
         -------------                ------------            ------------            ------------

           849,973,289                 301,424,661             303,628,089             399,000,319
         =============                ============            ============            ============
         $ 615,784,332                $647,622,899            $301,424,661            $303,628,089
         =============                ============            ============            ============
         $     (43,410)               $    (32,445)           $  1,986,654            $  1,340,540
         =============                ============            ============            ============

                 172 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                     STRATEGIC LARGE CAP GROWTH FUND
                                                                        --------------------------------------------------------
                                                                                 For the                       For the
                                                                                Year Ended                    Year Ended
                                                                            July 31, 2010(5,6)          September 30, 2009(5)
                                                                        -------------------------    ---------------------------
OPERATIONS
   Net investment income (loss) .....................................                $    849,855                  $   3,587,548
   Net realized gain or loss on investments .........................                  47,239,376                   (148,950,249)
   Net change in unrealized appreciation
      (depreciation) of investments .................................                 (27,179,941)                   125,846,819
                                                                                     ------------                  -------------
Net increase (decrease) in net assets resulting from operations .....                  20,909,290                    (19,515,882)
                                                                                     ------------                  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ............................................
      Class A .......................................................                    (105,494)                       (27,885)
      Class C .......................................................                      (3,965)                             0
      Class R .......................................................                      (2,162)                           (14)
      Institutional Class ...........................................                  (3,209,936)                    (2,957,101)
      Investor Class ................................................                          NA                             NA
      Class IS ......................................................                     (30,744)(1)                    (17,986)(1)
   Net realized gains ...............................................
      Class A .......................................................                           0                       (610,142)
      Class B .......................................................                           0                       (157,145)(4)
      Class C .......................................................                           0                       (320,402)
      Class R .......................................................                           0                            752
      Institutional Class ...........................................                           0                    (37,155,258)
      Class IS ......................................................                           0                       (617,266)(1)
                                                                                     ------------                  -------------
Total distributions to shareholders .................................                  (3,352,301)                   (41,863,951)
                                                                                     ------------                  -------------

                                                                          SHARES                       SHARES
                                                                        ---------                    ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Class A .......................................................     537,241      13,334,352       431,010        8,939,109
      Class B .......................................................       7,976(4)      202,658(4)     12,320(4)       245,758(4)
      Class C .......................................................      74,605       1,810,213       125,077        2,480,261
      Class R .......................................................       8,576         220,548        11,638          245,553
      Administrator Class ...........................................         394(2)       10,000(2)         NA               NA
      Institutional Class ...........................................   1,397,270      36,096,742     4,801,164       99,295,930
      Class IS ......................................................         381(1)        9,627(1)        518(1)         9,865(1)
                                                                                     ------------                  -------------
                                                                                       51,684,140                    111,216,476
                                                                                     ------------                  -------------
   Net asset value of shares issued in reinvestment of distributions
      Class A .......................................................       3,479          87,439        32,012          590,345
      Class B .......................................................           0               0         8,330(4)       145,769(4)
      Class C .......................................................         132           3,123        15,607          273,127
      Class R .......................................................          82           2,062            37              683
      Institutional Class ...........................................      56,561       1,434,394       900,707       16,805,239
      Class IS ......................................................       1,006(1)       25,207(1)     30,375(1)       556,890(1)
                                                                                     ------------                  -------------
                                                                                        1,552,225                     18,372,053
                                                                                     ------------                  -------------
   Automatic conversion of Class B shares to Class A shares
      Class A .......................................................       1,601          39,689        18,618          387,731
      Class B .......................................................      (1,686)        (39,689)      (19,567)        (387,731)
                                                                                     ------------                  -------------
                                                                                                0                              0
                                                                                     ------------                  -------------

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 173


Statements of Changes in Net Assets

    STRATEGIC LARGE CAP
  GROWTH FUND (continued)
--------------------------
          For the
        Year Ended
   September 30, 2008(5)
--------------------------


             $   4,880,193
                72,653,866

              (239,402,437)
             -------------
              (161,868,378)
             -------------


                   (31,245)
                         0
                        (3)
                (5,782,872)
                         0
                   (50,087)(1)

                  (163,480)
                   (59,781)(4)
                   (63,445)
                      (135)
               (19,211,093)
                  (298,536)(1)
             -------------
               (25,660,677)
             -------------

  SHARES
---------


  222,628        6,981,997
   37,537(4)     1,135,331(4)
  122,934        3,678,212
      247            7,777
        0                0
4,375,019      136,891,367
   46,374(1)     1,456,944(1)
             -------------
               150,151,628
             -------------

    5,630          187,683
    1,642(4)        52,286(4)
    1,762           56,110
        3              106
  286,272        9,639,056
    8,525(1)       282,539(1)
             -------------
                10,217,780
             -------------

    3,572          112,881
   (3,725)        (112,881)
             -------------
                         0
             -------------

                 174 Wells Fargo Advantage Large Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                  STRATEGIC LARGE CAP GROWTH FUND
                                                                   -------------------------------------------------------------
                                                                               For the                         For the
                                                                             Year Ended                      Year Ended
                                                                        July 31, 2010(5, 6)             September 30, 2009(5)
                                                                   ----------------------------     ----------------------------
                                                                     SHARES                           SHARES
                                                                   ----------                       ----------
CAPITAL SHARES TRANSACTIONS (continued)
   Payment for shares redeemed
      Class A ..................................................     (217,575)    $  (5,647,598)      (186,686)    $  (3,909,410)
      Class B ..................................................      (74,806)(4)    (1,748,431)(4)    (22,428)(4)      (436,097)(4)
      Class C ..................................................      (68,388)       (1,654,013)       (69,650)       (1,337,699)
      Class R ..................................................       (3,107)          (78,319)          (120)           (2,825)
      Institutional Class ......................................   (4,201,535)     (108,824,456)    (8,941,013)     (185,070,949)
      Class IS .................................................     (271,338)(1)    (6,651,248)(1)   (117,673)(1)    (2,322,342)(1)
                                                                                  -------------                    -------------
                                                                                   (124,604,065)                    (193,079,322)
                                                                                  -------------                    -------------
   Net increase (decrease) in net assets resulting from capital
      share transactions .......................................                    (71,367,700)                     (63,490,793)
                                                                                  -------------                    -------------
Total increase (decrease) in net assets ........................                    (53,810,711)                    (124,870,626)
                                                                                  -------------                    -------------
NET ASSETS
BEGINNING OF PERIOD ............................................                  $ 472,089,476                      596,960,102
                                                                                  =============                    =============
END OF PERIOD ..................................................                  $ 418,278,765                    $ 472,089,476
                                                                                  =============                    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) ...                        804,253                    $   3,306,699
                                                                                  =============                    =============

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 175


Statements of Changes in Net Assets

      STRATEGIC LARGE CAP
    GROWTH FUND (continued)
------------------------------
             For the
           Year Ended
       September 30, 2008(5)
------------------------------
   SHARES
-----------

   (114,071)    $   (3,551,674)
    (26,220)(4)       (781,474)(4)
    (36,205)        (1,044,958)
       (202)            (6,699)
(11,768,177)      (372,956,846)
   (143,329)(1)     (4,471,717)(1)
                --------------
                  (382,813,368)
                --------------
                  (222,443,960)
                --------------
                  (409,973,015)
                --------------
                 1,006,933,117
                ==============
                $  596,960,102
                ==============
                $    2,956,163
                ==============

                 176 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                      Beginning                    Net Realized    Distributions
                                      Net Asset        Net        and Unrealized      from Net
                                      Value Per    Investment       Gain (Loss)      Investment
                                        Share     Income (Loss)   on Investments       Income
                                      ---------   -------------   --------------   -------------
CAPITAL GROWTH FUND
Class A
August 1, 2009 to July 31, 2010 ...     $11.83     (0.06)              1.30            0.00
August 1, 2008 to July 31, 2009 ...     $17.60      0.00(3, 4)        (5.26)           0.00
August 1, 2007 to July 31, 2008 ...     $18.64     (0.08)(3)           0.08            0.00
July 31, 2007(5) ..................     $18.64      0.00               0.00            0.00
Class C
August 1, 2009 to July 31, 2010 ...     $11.65     (0.17)              1.29            0.00
August 1, 2008 to July 31, 2009 ...     $17.47     (0.08)(3)          (5.23)           0.00
August 1, 2007 to July 31, 2008 ...     $18.64     (0.22)(3)           0.09            0.00
July 31, 2007(5) ..................     $18.64      0.00               0.00            0.00
Administrator Class
August 1, 2009 to July 31, 2010 ...     $12.17     (0.03)              1.35           (0.04)
August 1, 2008 to July 31, 2009 ...     $18.03      0.04(3)           (5.39)           0.00
August 1, 2007 to July 31, 2008 ...     $19.03     (0.02)(3)           0.06            0.00
August 1, 2006 to July 31, 2007 ...     $16.07     (0.02)(3)           3.08            0.00
August 1, 2005 to July 31, 2006 ...     $16.70     (0.03)(3)          (0.12)           0.00
Institutional Class
August 1, 2009 to July 31, 2010 ...     $12.27      0.00               1.36           (0.06)
August 1, 2008 to July 31, 2009 ...     $18.14      0.06(3)           (5.42)           0.00
August 1, 2007 to July 31, 2008 ...     $19.10      0.01(3)            0.07            0.00
August 1, 2006 to July 31, 2007 ...     $16.10      0.02(3)            3.08            0.00
August 1, 2005 to July 31, 2006 ...     $16.71      0.00(3)           (0.13)           0.00
Investor Class
August 1, 2009 to July 31, 2010 ...     $11.79     (0.08)(3)           1.31            0.00
August 1, 2008 to July 31, 2009 ...     $17.56     (0.01)(3)          (5.25)           0.00
August 1, 2007 to July 31, 2008 ...     $18.64     (0.10)(3)           0.06            0.00
August 1, 2006 to July 31, 2007 ...     $15.81     (0.10)(3)           3.03            0.00
August 1, 2005 to July 31, 2006 ...     $16.52     (0.11)(3)          (0.12)           0.00
CLASSIC VALUE FUND(6)
Class A(7)
August 1, 2009 to July 31, 2010 ...     $15.27      0.13               1.44           (0.12)
August 1, 2008 to July 31, 2009 ...     $18.89      0.21              (3.30)          (0.21)
August 1, 2007 to July 31, 2008 ...     $23.98      0.29              (3.25)          (0.28)
August 1, 2006 to July 31, 2007 ...     $24.16      0.36               2.70           (0.49)
August 1, 2005 to July 31, 2006 ...     $24.08      0.44               1.01           (0.30)
Class B(8)
August 1, 2009 to July 31, 2010 ...     $15.12      0.00(3)            1.43           (0.03)
August 1, 2008 to July 31, 2009 ...     $18.71     (0.11)(3)          (3.26)          (0.10)
August 1, 2007 to July 31, 2008 ...     $23.77      0.13(3)           (3.22)          (0.11)
August 1, 2006 to July 31, 2007 ...     $23.96      0.19(3)            2.68           (0.32)
August 1, 2005 to July 31, 2006 ...     $23.88      0.25(3)            1.02           (0.13)
Class C(9)
August 1, 2009 to July 31, 2010 ...     $15.08     (0.01)(3)           1.44           (0.03)
August 1, 2008 to July 31, 2009 ...     $18.67      0.09              (3.26)          (0.10)
August 1, 2007 to July 31, 2008 ...     $23.72      0.13(3)           (3.22)          (0.11)
August 1, 2006 to July 31, 2007 ...     $23.92      0.19(3)            2.68           (0.32)
August 1, 2005 to July 31, 2006 ...     $23.85      0.25(3)            1.02           (0.13)
Adminstrator Class(11)
August 1, 2009 to July 31, 2010 ...     $15.27      0.17               1.45           (0.17)
August 1, 2008 to July 31, 2009 ...     $18.89      0.25              (3.31)          (0.24)
August 1, 2007 to July 31, 2008 ...     $23.98      0.35              (3.26)          (0.33)
August 1, 2006 to July 31, 2007 ...     $24.16      0.42               2.72           (0.57)
August 1, 2005 to July 31, 2006 ...     $24.08      0.51               1.01           (0.37)
Institutional Class(12)
July 30, 2010 to July 31, 2010 ....     $16.72      0.00               0.00            0.00

PLEASE SEE FOOTNOTES P. 190

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 177


Financial Highlights

                                        Ratio to Average
                   Ending           Net Assets (Annualized)
Distributions    Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   --------    ---------------

     0.00          $13.07        (0.55)%        1.27%      1.25%      10.40%      128%         $ 24,222
    (0.51)         $11.83        (0.01)%        1.31%      1.25%     (29.23)%     172%         $ 21,064
    (1.04)         $17.60        (0.45)%        1.22%      1.22%      (0.46)%     151%         $ 33,756
     0.00          $18.64         0.00%         0.00%      0.00%       0.00%      114%         $     10

     0.00          $12.77        (1.31)%        2.02%      2.00%       9.61%      128%         $  7,127
    (0.51)         $11.65        (0.70)%        2.02%      1.96%     (29.75)%     172%         $  6,772
    (1.04)         $17.47        (1.21)%        2.14%      2.00%      (1.18)%     151%         $  7,835
     0.00          $18.64         0.00%         0.00%      0.00%       0.00%      114%         $     10

     0.00          $13.45        (0.25)%        1.09%      0.94%      10.81%      128%         $684,207
    (0.51)         $12.17         0.33%         1.13%      0.94%     (29.02)%     172%         $680,869
    (1.04)         $18.03        (0.11)%        1.12%      0.94%      (0.24)%     151%         $678,414
    (0.10)         $19.03        (0.09)%        1.18%      0.94%      19.08%      114%         $500,499
    (0.48)         $16.07        (0.19)%        1.21%      0.94%      (1.10)%      89%         $380,588

     0.00          $13.57        (0.06)%        0.82%      0.75%      10.97%      128%         $473,777
    (0.51)         $12.27         0.51%         0.86%      0.75%     (28.90)%     172%         $443,931
    (1.04)         $18.14         0.07%         0.85%      0.75%      (0.02)%     151%         $539,373
    (0.10)         $19.10         0.11%         0.91%      0.76%      19.36%      114%         $281,353
    (0.48)         $16.10        (0.03)%        0.94%      0.80%      (0.98)%      89%         $109,801

     0.00          $13.02        (0.64)%        1.36%      1.35%      10.35%      128%         $104,200
    (0.51)         $11.79        (0.12)%        1.41%      1.36%     (29.30)%     172%         $220,008
    (1.04)         $17.56        (0.54)%        1.42%      1.39%      (0.68)%     151%         $379,966
    (0.10)         $18.64        (0.56)%        1.53%      1.42%      18.63%      114%         $374,723
    (0.48)         $15.81        (0.64)%        1.55%      1.42%      (1.61)%      89%         $236,878

     0.00          $16.72         0.76%         1.25%      1.24%      10.30%       21%         $273,299
    (0.32)         $15.27         1.47%         1.28%      1.28%     (15.85)%      19%         $203,472
    (1.85)         $18.89         1.35%         1.18%      1.15%     (13.46)%      23%         $287,236
    (2.75)         $23.98         1.49%         1.19%      1.18%      13.55%       57%         $404,494
    (1.07)         $24.16         1.80%         1.21%      1.21%       6.40%       96%         $420,757

     0.00          $16.52         0.03%         2.00%      1.99%       9.44%       21%         $ 10,019
    (0.32)         $15.12         0.79%         2.02%      2.02%     (16.47)%      19%         $ 12,186
    (1.85)         $18.71         0.61%         1.89%      1.89%     (14.10)%      23%         $ 27,550
    (2.75)         $23.77         0.78%         1.89%      1.89%      12.76%       57%         $ 48,897
    (1.07)         $23.96         1.05%         1.91%      1.91%       5.66%       96%         $ 60,111

     0.00          $16.48         0.02%         2.00%      1.99%       9.47%       21%         $ 12,022
    (0.32)         $15.08         0.73%         2.03%      2.03%     (16.49)%      19%         $ 12,354
    (1.85)         $18.67         0.61%         1.90%      1.90%     (14.07)%      23%         $ 17,571
    (2.75)         $23.72         0.78%         1.89%      1.89%      12.74%       57%         $ 27,901
    (1.07)         $23.92         1.08%         1.91%      1.91%       5.64%       96%         $ 28,739

     0.00          $16.72         1.02%         1.00%      0.99%      10.58%       21%         $390,920
    (0.32)         $15.27         1.72%         1.03%      1.03%     (15.63)%      19%         $385,000
    (1.85)         $18.89         1.61%         0.90%      0.90%     (13.18)%      23%         $502,000
    (2.75)         $23.98         1.78%         0.89%      0.89%      13.84%       57%         $642,000
    (1.07)         $24.16         2.12%         0.92%      0.92%       6.72%       96%         $616,000

     0.00          $16.72         0.00%         0.00%      0.00%       0.00%       21%         $     10

                178 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset        Net        and Unrealized     from Net
                                              Value Per    Investment       Gain (Loss)     Investment
                                                Share     Income (Loss)   on Investments      Income
                                              ---------   -------------   --------------   -------------
CLASSIC VALUE FUND (continued)
Class R(10)
August 1, 2009 to July 31, 2010 ...........     $15.32       0.08(3)           1.45           (0.09)
August 1, 2008 to July 31, 2009 ...........     $18.92       0.16(3)          (3.30)          (0.14)
August 1, 2007 to July 31, 2008 ...........     $24.02       0.21             (3.23)          (0.23)
August 1, 2006 to July 31, 2007 ...........     $24.19       0.30              2.73           (0.45)
August 1, 2005 to July 31, 2006 ...........     $24.10       0.34              1.06           (0.24)

CORE EQUITY FUND(13)
Class A(7)
August 1, 2009 to July 31, 2010 ...........     $20.36       0.13              2.46           (0.16)
August 1, 2008 to July 31, 2009 ...........     $23.15       0.21             (2.86)          (0.14)
August 1, 2007 to July 31, 2008 ...........     $26.73       0.17(3)          (2.36)          (0.12)
August 1, 2006 to July 31, 2007 ...........     $23.37       0.13(3)           3.65           (0.11)
August 1, 2005 to July 31, 2006 ...........     $23.25       0.11(3)           0.52           (0.08)

Class B(8)
August 1, 2009 to July 31, 2010 ...........     $18.72      (0.05)(3)          2.28           (0.08)
August 1, 2008 to July 31, 2009 ...........     $21.41       0.05(3)          (2.64)          (0.10)
August 1, 2007 to July 31, 2008 ...........     $24.89      (0.01)(3)         (2.19)          (0.01)
August 1, 2006 to July 31, 2007 ...........     $21.87      (0.04)(3)          3.40           (0.03)
August 1, 2005 to July 31, 2006 ...........     $21.86      (0.05)(3)          0.49            0.00

Class C(9)
August 1, 2009 to July 31, 2010 ...........     $18.73      (0.06)(3)          2.28           (0.08)
August 1, 2008 to July 31, 2009 ...........     $21.41       0.04             (2.63)          (0.09)
August 1, 2007 to July 31, 2008 ...........     $24.89      (0.01)            (2.19)          (0.01)
August 1, 2006 to July 31, 2007 ...........     $21.87      (0.05)             3.41           (0.03)
August 1, 2005 to July 31, 2006 ...........     $21.86      (0.05)             0.49            0.00

Administrator Class(11)
August 1, 2009 to July 31, 2010 ...........     $20.73       0.24              2.45           (0.20)
August 1, 2008 to July 31, 2009 ...........     $23.56       0.23(3)          (2.88)          (0.18)
August 1, 2007 to July 31, 2008 ...........     $27.21       0.24(3)          (2.40)          (0.22)
August 1, 2006 to July 31, 2007 ...........     $23.76       0.21(3)           3.70           (0.15)
August 1, 2005 to July 31, 2006 ...........     $23.63       0.19(3)           0.52           (0.15)

Institutional Class(12)
July 30, 2010 to July 31, 2010 ............     $23.22       0.00              0.00            0.00

DISCIPLINED U.S. CORE FUND(14)
Class A(7)
August 1, 2009 to July 31, 2010 ...........     $10.85       0.15              1.09           (0.16)
August 1, 2008 to July 31, 2009 ...........     $14.40       0.18             (3.15)          (0.17)
October 1, 2007 to July 31, 2008(15) ......     $18.97       0.14             (2.58)          (0.14)
October 1, 2006 to September 30, 2007 .....     $17.09       0.18              2.48           (0.18)
October 1, 2005 to September 30, 2006 .....     $15.56       0.19              1.53           (0.19)
October 1, 2004 to September 30, 2005 .....     $13.56       0.12(3)           2.02           (0.14)

Class C(9)
August 1, 2009 to July 31, 2010 ...........     $10.50       0.06              1.04           (0.06)
August 1, 2008 to July 31, 2009 ...........     $13.95       0.11             (3.06)          (0.09)
October 1, 2007 to July 31, 2008(15) ......     $18.45       0.05             (2.51)          (0.05)
October 1, 2006 to September 30, 2007 .....     $16.64       0.04(3)           2.42           (0.05)
October 1, 2005 to September 30, 2006 .....     $15.17       0.07(3)           1.49           (0.09)
October 1, 2004 to September 30, 2005 .....     $13.24       0.01(3)           1.98           (0.06)

Administrator Class(11)
August 1, 2009 to July 31, 2010 ...........     $10.92       0.20              1.06           (0.19)
August 1, 2008 to July 31, 2009 ...........     $14.48       0.22             (3.17)          (0.20)
October 1, 2007 to July 31, 2008(15) ......     $19.06       0.19             (2.61)          (0.17)
October 1, 2006 to September 30, 2007 .....     $17.16       0.23              2.49           (0.22)
October 1, 2005 to September 30, 2006 .....     $15.62       0.24              1.53           (0.23)
October 1, 2004 to September 30, 2005 .....     $13.61       0.18              2.01           (0.18)

Institutional Class(12)
July 30, 2010 to July 31, 2010 ............     $11.99       0.00              0.00            0.00

PLEASE SEE FOOTNOTES P. 190

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Large Cap Stock Funds 179


Financial Highlights

                                       Ratio to Average
                   Ending          Net Assets (Annualized)
 Distributions   Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


     0.00          $16.76         0.47%         1.50%      1.49%      9.99%        21%         $      158
    (0.32)         $15.32         1.06%         1.52%      1.52%    (16.05)%       19%         $       19
    (1.85)         $18.92         1.16%         1.39%      1.39%    (13.64)%       23%         $       50
    (2.75)         $24.02         1.27%         1.39%      1.39%     13.30%        57%         $      103
    (1.07)         $24.19         1.45%         1.42%      1.42%      6.19%        96%         $       85



     0.00          $22.79         0.48%         1.39%      1.38%     12.76%        25%         $  425,113
     0.00          $20.36         0.99%         1.50%      1.50%    (11.36)%       30%         $  413,058
    (1.27)         $23.15         0.69%         1.36%      1.33%     (8.74)%       24%         $  521,466
    (0.31)         $26.73         0.50%         1.41%      1.38%     16.29%        17%         $  646,271
    (0.43)         $23.37         0.49%         1.40%      1.38%      2.76%        21%         $  641,918


     0.00          $20.87        (0.26)%        2.14%      2.13%     11.91%        25%         $   27,848
     0.00          $18.72         0.28%         2.23%      2.23%    (12.01)%       30%         $   33,504
    (1.27)         $21.41        (0.06)%        2.07%      2.07%     (9.42)%       24%         $   76,590
    (0.31)         $24.89        (0.18)%        2.11%      2.09%     15.44%        17%         $  149,672
    (0.43)         $21.87        (0.21)%        2.09%      2.07%      2.07%        21%         $  214,304


     0.00          $20.87        (0.27)%        2.14%      2.13%     11.92%        25%         $   47,741
     0.00          $18.73         0.25%         2.25%      2.25%    (12.03)%       30%         $   46,959
    (1.27)         $21.41        (0.06)%        2.08%      2.08%     (9.40)%       24%         $   61,460
    (0.31)         $24.89        (0.20)%        2.11%      2.09%     15.44%        17%         $   79,743
    (0.43)         $21.87        (0.21)%        2.10%      2.08%      2.07%        21%         $   85,860


     0.00          $23.22         0.73%         1.14%      1.13%     12.99%        25%         $  192,508
     0.00          $20.73         1.25%         1.25%      1.25%    (11.13)%       30%         $  180,579
    (1.27)         $23.56         0.94%         1.08%      1.08%     (8.46)%       24%         $  225,227
    (0.31)         $27.21         0.79%         1.11%      1.09%     16.59%        17%         $  273,609
    (0.43)         $23.76         0.80%         1.10%      1.08%      3.08%        21%         $  262,995


     0.00          $23.22         0.00%         0.00%      0.00%      0.00%        25%         $       10


     0.00          $11.93         1.27%         0.76%      0.76%     11.39%        63%         $  265,835
    (0.41)         $10.85         1.71%         1.00%      1.00%    (20.07)%       30%         $  243,049
    (1.99)         $14.40         1.12%         0.94%      0.94%    (14.06)%       29%         $  348,350
    (0.60)         $18.97         0.92%         0.89%      0.89%     15.98%        71%         $  513,074
     0.00          $17.09         1.20%         0.82%      0.81%     11.13%        52%         $  115,630
     0.00          $15.56         0.83%         1.15%      1.11%     15.86%        38%         $  100,728


     0.00          $11.54         0.52%         1.51%      1.51%     10.51%        63%         $   11,613
    (0.41)         $10.50         0.95%         1.76%      1.76%    (20.65)%       30%         $   11,462
    (1.99)         $13.95         0.36%         1.69%      1.69%    (14.58)%       29%         $   10,409
    (0.60)         $18.45         0.24%         1.63%      1.63%     15.10%        71%         $   12,331
     0.00          $16.64         0.45%         1.56%      1.55%     10.29%        52%         $    7,944
     0.00          $15.17         0.09%         1.85%      1.81%     15.08%        38%         $    6,003


     0.00          $11.99         1.53%         0.52%      0.52%     11.51%        63%         $  371,389
    (0.41)         $10.92         1.99%         0.75%      0.75%    (19.81)%       30%         $  484,594
    (1.99)         $14.48         1.36%         0.69%      0.69%    (13.89)%       29%         $  942,112
    (0.60)         $19.06         1.25%         0.62%      0.62%     16.28%        71%         $1,592,166
     0.00          $17.16         1.45%         0.56%      0.55%     11.44%        52%         $1,722,790
     0.00          $15.62         1.23%         0.84%      0.80%     16.19%        38%         $1,432,963


     0.00          $11.99         0.00%         0.00%      0.00%      0.00%        63%         $       10

                180 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset        Net        and Unrealized      from Net
                                              Value Per     Investment      Gain (Loss)      Investment
                                                Share     Income (Loss)   on Investments       Income
                                              ---------   -------------   --------------   -------------
DISCIPLINED VALUE FUND(16)
Class A(7)
August 1, 2009 to July 31, 2010 ...........     $10.10       0.12              1.06            (0.12)
August 1, 2008 to July 31, 2009 ...........     $13.75       0.22             (3.42)           (0.22)
August 1, 2007 to July 31, 2008 ...........     $18.05       0.27             (2.15)           (0.27)
August 1, 2006 to July 31, 2007 ...........     $16.62       0.27              1.96            (0.27)
August 1, 2005 to July 31, 2006 ...........     $15.82       0.22              1.22            (0.19)

Class C(9)
August 1, 2009 to July 31, 2010 ...........     $10.03       0.04              1.02            (0.04)
August 1, 2008 to July 31, 2009 ...........     $13.65       0.15             (3.40)           (0.14)
August 1, 2007 to July 31, 2008 ...........     $17.93       0.14             (2.13)           (0.14)
August 1, 2006 to July 31, 2007 ...........     $16.53       0.13              1.93            (0.13)
August 1, 2005 to July 31, 2006 ...........     $15.79       0.12              1.18            (0.11)

Administrator Class(11)
August 1, 2009 to July 31, 2010 ...........     $10.07       0.15              1.04            (0.15)
August 1, 2008 to July 31, 2009 ...........     $13.71       0.26             (3.42)           (0.25)
August 1, 2007 to July 31, 2008 ...........     $18.01       0.31             (2.15)           (0.31)
August 1, 2006 to July 31, 2007 ...........     $16.59       0.32              1.94            (0.31)
August 1, 2005 to July 31, 2006 ...........     $15.81       0.24              1.23            (0.24)

Institutional Class(12)
July 30, 2010 to July 31, 2010 ............     $11.11       0.00              0.00             0.00

Investor Class(17)
July 16, 2010 to July 31, 2010 ............     $10.71       0.00              0.40             0.00

ENDEAVOR SELECT FUND
Class A
August 1, 2009 to July 31, 2010 ...........     $ 7.25      (0.04)(3)          0.91             0.00
August 1, 2008 to July 31, 2009 ...........     $10.81      (0.01)(3)         (3.29)            0.00
August 1, 2007 to July 31, 2008 ...........     $10.85      (0.04)(3)          0.10             0.00
August 1, 2006 to July 31, 2007 ...........     $ 9.35      (0.04)(3)          1.54             0.00
August 1, 2005 to July 31, 2006 ...........     $ 9.47      (0.05)(3)          0.02             0.00

Class B
August 1, 2009 to July 31, 2010 ...........     $ 6.75      (0.09)(3)          0.84             0.00
August 1, 2008 to July 31, 2009 ...........     $10.18      (0.06)(3)         (3.11)            0.00
August 1, 2007 to July 31, 2008 ...........     $10.29      (0.12)(3)          0.11             0.00
August 1, 2006 to July 31, 2007 ...........     $ 8.94      (0.11)(3)          1.46             0.00
August 1, 2005 to July 31, 2006 ...........     $ 9.12      (0.12)(3)          0.03             0.00

Class C
August 1, 2009 to July 31, 2010 ...........     $ 6.75      (0.09)(3)          0.84             0.00
August 1, 2008 to July 31, 2009 ...........     $10.18      (0.05)(3)         (3.12)            0.00
August 1, 2007 to July 31, 2008 ...........     $10.28      (0.12)(3)          0.12             0.00
August 1, 2006 to July 31, 2007 ...........     $ 8.93      (0.11)(3)          1.46             0.00
August 1, 2005 to July 31, 2006 ...........     $ 9.11      (0.12)(3)          0.03             0.00

Administrator Class
August 1, 2009 to July 31, 2010 ...........     $ 7.34      (0.02)(3)          0.91            (0.01)
August 1, 2008 to July 31, 2009 ...........     $10.91       0.01(3)          (3.32)            0.00
August 1, 2007 to July 31, 2008 ...........     $10.91      (0.01)(3)          0.11             0.00
August 1, 2006 to July 31, 2007 ...........     $ 9.37      (0.01)(3)          1.55             0.00
August 1, 2005 to July 31, 2006 ...........     $ 9.47      (0.02)(3)          0.01             0.00

Institutional Class
August 1, 2009 to July 31, 2010 ...........     $ 7.39      (0.01)(3)          0.93            (0.03)
August 1, 2008 to July 31, 2009 ...........     $10.97       0.03(3)          (3.35)            0.00
August 1, 2007 to July 31, 2008 ...........     $10.96       0.01(3)           0.11            (0.01)
August 1, 2006 to July 31, 2007 ...........     $ 9.40       0.01(3)           1.55             0.00
August 1, 2005 to July 31, 2006 ...........     $ 9.47      (0.01)(3)          0.03             0.00

PLEASE SEE FOOTNOTES P. 190

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 181


Financial Highlights

                                       Ratio to Average
                   Ending          Net Assets (Annualized)
 Distributions   Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)     Rate(2)   (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


    0.00           $11.16         1.09%         1.26%      1.19%      11.71%        71%        $  120,466
   (0.23)          $10.10         2.21%         1.25%      1.12%     (22.92)%       33%        $   40,132
   (2.15)          $13.75         1.67%         1.11%      1.04%     (11.90)%       45%        $   69,864
   (0.53)          $18.05         1.04%         1.04%      1.04%      13.60%        60%        $  119,461
   (0.45)          $16.62         1.14%         1.17%      1.15%       9.44%        55%        $   13,428


    0.00           $11.07         0.33%         2.01%      1.94%      10.72%        71%        $    4,059
   (0.23)          $10.03         1.44%         2.01%      1.88%     (23.47)%       33%        $    1,455
   (2.15)          $13.65         0.91%         1.86%      1.79%     (12.58)%       45%        $    1,890
   (0.53)          $17.93         0.70%         1.79%      1.79%      12.65%        60%        $    3,009
   (0.45)          $16.53         0.53%         1.90%      1.88%       8.54%        55%        $    1,617


    0.00           $11.11         1.34%         1.02%      0.94%      11.84%        71%        $  227,444
   (0.23)          $10.07         2.48%         1.00%      0.87%     (22.72)%       33%        $   97,385
   (2.15)          $13.71         1.93%         0.86%      0.79%     (11.71)%       45%        $  235,108
   (0.53)          $18.01         1.78%         0.79%      0.79%      13.85%        60%        $  559,719
   (0.45)          $16.59         1.45%         0.90%      0.88%       9.66%        55%        $  673,865


    0.00           $11.11         0.00%         0.00%      0.00%       0.00%        71%        $       10


    0.00           $11.11         1.13%         1.29%      1.17%       3.73%        71%        $   21,465



    0.00           $ 8.12        (0.51)%        1.28%      1.25%      12.00%       139%        $  125,266
   (0.26)          $ 7.25        (0.08)%        1.32%      1.25%     (30.10)%      173%        $  155,666
   (0.10)          $10.81        (0.38)%        1.31%      1.25%       0.50%       154%        $  237,689
    0.00(4)        $10.85        (0.40)%        1.36%      1.25%      16.05%        91%        $  162,421
   (0.09)          $ 9.35        (0.53)%        1.40%      1.25%      (0.33)%       84%        $  148,765


    0.00           $ 7.50        (1.25)%        2.02%      2.00%      11.11%       139%        $    2,622
   (0.26)          $ 6.75        (0.85)%        2.07%      2.00%     (30.71)%      173%        $    3,976
   (0.10)          $10.18        (1.12)%        2.06%      2.00%      (0.15)%      154%        $    9,097
    0.00(4)        $10.29        (1.16)%        2.11%      2.00%      15.11%        91%        $   10,596
   (0.09)          $ 8.94        (1.28)%        2.15%      2.00%      (1.01)%       84%        $   11,353


    0.00           $ 7.50        (1.26)%        2.03%      2.00%      11.11%       139%        $    7,825
   (0.26)          $ 6.75        (0.82)%        2.07%      2.00%     (30.70)%      173%        $    9,139
   (0.10)          $10.18        (1.13)%        2.06%      2.00%      (0.06)%      154%        $   12,297
    0.00(4)        $10.28        (1.14)%        2.11%      2.00%      15.12%        91%        $    9,805
   (0.09)          $ 8.93        (1.30)%        2.15%      2.00%      (1.01)%       84%        $    6,890


    0.00           $ 8.22        (0.26)%        1.10%      1.00%      12.16%       139%        $  223,320
   (0.26)          $ 7.34         0.20%         1.14%      1.00%     (29.91)%      173%        $  247,298
   (0.10)          $10.91        (0.12)%        1.12%      1.00%       0.87%       154%        $  276,388
    0.00(4)        $10.91        (0.14)%        1.17%      1.00%      16.44%        91%        $  108,062
   (0.09)          $ 9.37        (0.25)%        1.22%      1.00%      (0.12)%       84%        $   74,520


    0.00           $ 8.28        (0.07)%        0.83%      0.80%      12.41%       139%        $  933,587
   (0.26)          $ 7.39         0.38%         0.88%      0.80%     (29.84)%      173%        $  867,167
   (0.10)          $10.97         0.07%         0.86%      0.80%       1.06%       154%        $1,158,997
    0.00(4)        $10.96         0.06%         0.91%      0.80%      16.60%        91%        $1,099,424
   (0.09)          $ 9.40        (0.12)%        0.95%      0.80%       0.20%        84%        $  534,868

                182 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset        Net        and Unrealized      from Net
                                              Value Per     Investment      Gain (Loss)      Investment
                                                Share     Income (Loss)   on Investments       Income
                                              ---------   -------------   --------------   -------------
GROWTH FUND
Class A
August 1, 2009 to July 31, 2010 ...........     $21.13      (0.16)(3)          5.13             0.00
August 1, 2008 to July 31, 2009 ...........     $25.20      (0.08)(3)         (3.99)            0.00
August 1, 2007 to July 31, 2008 ...........     $26.36      (0.16)(3)         (1.00)            0.00
August 1, 2006 to July 31, 2007 ...........     $20.45      (0.15)(3)          6.06             0.00
August 1, 2005 to July 31, 2006 ...........     $19.84      (0.16)(3)          0.77             0.00

Class C
August 1, 2009 to July 31, 2010 ...........     $20.24      (0.34)(3)          4.91             0.00
August 1, 2008 to July 31, 2009 ...........     $24.30      (0.21)(3)         (3.85)            0.00
August 1, 2007 to July 31, 2008 ...........     $25.62      (0.35)(3)         (0.97)            0.00
August 1, 2006 to July 31, 2007 ...........     $20.03      (0.31)(3)          5.90             0.00
August 1, 2005 to July 31, 2006 ...........     $19.57      (0.32)(3)          0.78             0.00

Administrator Class
August 1, 2009 to July 31, 2010 ...........     $21.98      (0.08)(3)          5.34             0.00
August 1, 2008 to July 31, 2009 ...........     $26.12      (0.01)(3)         (4.13)            0.00
August 1, 2007 to July 31, 2008 ...........     $27.23      (0.07)(3)         (1.04)            0.00
August 1, 2006 to July 31, 2007 ...........     $21.06      (0.07)(3)          6.24             0.00
August 1, 2005 to July 31, 2006 ...........     $20.35      (0.10)(3)          0.81             0.00

Institutional Class
August 1, 2009 to July 31, 2010 ...........     $22.46      (0.03)(3)          5.45             0.00
August 1, 2008 to July 31, 2009 ...........     $26.65       0.01(3)          (4.20)            0.00
August 1, 2007 to July 31, 2008 ...........     $27.74      (0.03)(3)         (1.06)            0.00
August 1, 2006 to July 31, 2007 ...........     $21.42      (0.04)(3)          6.36             0.00
August 1, 2005 to July 31, 2006 ...........     $20.68      (0.07)(3)          0.81             0.00

Investor Class
August 1, 2009 to July 31, 2010 ...........     $21.14      (0.17)(3)          5.12             0.00
August 1, 2008 to July 31, 2009 ...........     $25.23      (0.10)(3)         (3.99)            0.00
August 1, 2007 to July 31, 2008 ...........     $26.43      (0.20)(3)         (1.00)            0.00
August 1, 2006 to July 31, 2007 ...........     $20.55      (0.19)(3)          6.07             0.00
August 1, 2005 to July 31, 2006 ...........     $19.96      (0.20)(3)          0.79             0.00

INTRINSIC VALUE FUND(18)
Class A(7)
August 1, 2009 to July 31, 2010 ...........     $ 8.48       0.10(3)           1.31            (0.05)
August 1, 2008 to July 31, 2009 ...........     $10.19       0.10             (1.71)           (0.04)
August 1, 2007 to July 31, 2008 ...........     $11.53       0.09             (0.96)           (0.05)
August 1, 2006 to July 31, 2007(19) .......     $10.00       0.07              1.49            (0.03)

Class B(8)
August 1, 2009 to July 31, 2010 ...........     $ 8.40       0.03(3)           1.29             0.00
August 1, 2008 to July 31, 2009 ...........     $10.11       0.07(3)          (1.72)            0.00
August 1, 2007 to July 31, 2008 ...........     $11.48       0.02             (0.97)            0.00
August 1, 2006 to July 31, 2007(19) .......     $10.00       0.02              1.47            (0.01)

Class C(9)
August 1, 2009 to July 31, 2010 ...........     $ 8.40       0.03(3)           1.29             0.00
August 1, 2008 to July 31, 2009 ...........     $10.11       0.06(3)          (1.71)            0.00
August 1, 2007 to July 31, 2008 ...........     $11.48       0.01             (0.96)            0.00
August 1, 2006 to July 31, 2007(19) .......     $10.00       0.02              1.47            (0.01)

Administrator Class(20)
July 30, 2010 to July 31, 2010 ............     $ 9.87       0.00              0.00             0.00

Institutional Class(11)
August 1, 2009 to July 31, 2010 ...........     $ 8.51       0.12(3)            1.32           (0.08)
August 1, 2008 to July 31, 2009 ...........     $10.22       0.12              (1.72)          (0.05)
August 1, 2007 to July 31, 2008 ...........     $11.55       0.14(3)           (0.98)          (0.07)
August 1, 2006 to July 31, 2007(19) .......     $10.00       0.10               1.48           (0.03)

PLEASE SEE FOOTNOTES P. 190

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 183


Financial Highlights

                                       Ratio to Average
                   Ending          Net Assets (Annualized)
 Distributions   Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)     Rate(2)   (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


     0.00          $26.10        (0.64)%        1.31%      1.30%      23.52%       72%         $  163,485
     0.00          $21.13        (0.44)%        1.35%      1.29%     (16.15)%      88%         $   46,250
     0.00          $25.20        (0.60)%        1.35%      1.30%      (4.40)%     122%         $   34,992
     0.00          $26.36        (0.63)%        1.34%      1.30%      28.85%      117%         $   23,142
     0.00          $20.45        (0.77)%        1.33%      1.30%       3.07%      123%         $   16,468


     0.00          $24.81        (1.40)%        2.06%      2.05%      22.58%       72%         $   14,737
     0.00          $20.24        (1.17)%        2.07%      2.02%     (16.71)%      88%         $    2,387
     0.00          $24.30        (1.36)%        2.11%      2.05%      (5.15)%     122%         $    1,307
     0.00          $25.62        (1.35)%        2.09%      2.05%      27.86%      117%         $      325
     0.00          $20.03        (1.52)%        2.08%      2.05%       2.35%      123%         $      170


     0.00          $27.24        (0.29)%        1.13%      0.96%      23.93%       72%         $  414,489
     0.00          $21.98        (0.07)%        1.18%      0.96%     (15.85)%      88%         $  196,301
     0.00          $26.12        (0.25)%        1.17%      0.96%      (4.08)%     122%         $  109,958
     0.00          $27.23        (0.29)%        1.16%      0.96%      29.25%      117%         $  128,523
     0.00          $21.06        (0.44)%        1.16%      0.96%       3.49%      123%         $  110,565


     0.00          $27.88        (0.12)%        0.86%      0.80%      24.13%       72%         $  367,360
     0.00          $22.46         0.07%         0.91%      0.80%     (15.72)%      88%         $  255,282
     0.00          $26.65        (0.10)%        0.90%      0.80%      (3.93)%     122%         $  260,671
     0.00          $27.74        (0.14)%        0.89%      0.82%      29.46%      117%         $  264,648
     0.00          $21.42        (0.33)%        0.88%      0.85%       3.58%      123%         $  179,549


     0.00          $26.09        (0.71)%        1.41%      1.40%      23.42%       72%         $  941,660
     0.00          $21.14        (0.54)%        1.46%      1.40%     (16.21)%      88%         $  748,218
     0.00          $25.23        (0.73)%        1.49%      1.44%      (4.54)%     122%         $  958,160
     0.00          $26.43        (0.80)%        1.51%      1.47%      28.61%      117%         $1,063,168
     0.00          $20.55        (0.95)%        1.50%      1.47%       2.96%      123%         $  974,189



     0.00          $ 9.84         1.05%         1.17%      1.11%      16.67%       23%         $  147,957
    (0.06)         $ 8.48         1.62%         1.15%      1.14%     (15.62)%      23%         $   90,382
    (0.42)         $10.19         0.96%         1.12%      1.11%      (7.89)%      26%         $   88,456
     0.00          $11.53         1.14%         1.33%      1.21%      15.58%       91%         $   81,087


     0.00          $ 9.72         0.30%         1.93%      1.88%      15.71%       23%         $    9,206
    (0.06)         $ 8.40         0.84%         1.91%      1.90%     (16.22)%      23%         $   10,014
    (0.42)         $10.11         0.15%         1.91%      1.90%      (8.58)%      26%         $   18,248
     0.00          $11.48         0.44%         2.09%      1.97%      14.89%       91%         $   24,084


     0.00          $ 9.72         0.29%         1.94%      1.88%      15.71%       23%         $   26,934
    (0.06)         $ 8.40         0.84%         1.92%      1.91%     (16.22)%      23%         $   20,396
    (0.42)         $10.11         0.18%         1.91%      1.90%      (8.58)%      26%         $   22,369
     0.00          $11.48         0.31%         2.10%      1.98%      14.90%       91%         $   19,640


     0.00          $ 9.87         0.00%         0.00%      0.00%       0.00%       23%         $       10


     0.00          $ 9.87         1.27%         0.94%      0.88%      16.93%       23%         $1,109,507
    (0.06)         $ 8.51         1.86%         0.92%      0.91%     (15.44)%      23%         $  348,093
    (0.42)         $10.22         1.25%         0.89%      0.88%      (7.66)%      26%         $  299,456
     0.00          $11.55         1.18%         1.11%      0.99%      15.84%       91%         $   61,469

                184 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset        Net        and Unrealized      from Net
                                              Value Per     Investment      Gain (Loss)      Investment
                                                Share     Income (Loss)   on Investments       Income
                                              ---------   -------------   --------------   -------------
LARGE CAP CORE FUND(21)
Class A(7)
August 1, 2009 to July 31, 2010 ...........     $ 6.96       0.06               0.46           (0.11)
August 1, 2008 to July 31, 2009 ...........     $ 8.77       0.08              (1.82)          (0.07)
December 17, 2007 to July 31, 2008(23) ....     $10.00       0.03              (1.26)           0.00

Class C(9)
August 1, 2009 to July 31, 2010 ...........     $ 6.94       0.01               0.44           (0.02)
August 1, 2008 to July 31, 2009 ...........     $ 8.75       0.03              (1.81)          (0.03)
December 17, 2007 to July 31, 2008(23) ....     $10.00       0.00              (1.25)           0.00

Administrator Class(22)
July 16, 2010 to July 31, 2010 ............     $ 7.22       0.00               0.16            0.00

Institutional Class(11)
August 1, 2009 to July 31, 2010 ...........     $ 6.97       0.08               0.46           (0.13)
August 1, 2008 to July 31, 2009 ...........     $ 8.79       0.09              (1.82)          (0.09)
December 17, 2007 to July 31, 2008(23) ....     $10.00       0.05              (1.26)           0.00

Investor Class(17)
July 16, 2010 to July 31, 2010 ............     $ 7.22       0.00               0.16            0.00

LARGE CAP GROWTH FUND
Class A(24)
July 30, 2010 to July 31, 2010 ............     $24.54       0.00               0.00            0.00

Class C(25)
July 30, 2010 to July 31, 2010 ............     $24.54       0.00               0.00            0.00

Administrator Class(20)
July 30, 2010 to July 31, 2010 ............     $24.54       0.00               0.00            0.00

Institutional Class(12)
July 30, 2010 to July 31, 2010 ............     $24.54       0.00               0.00            0.00

Investor Class
August 1, 2009 to July 31, 2010 ...........     $21.77      (0.02)(3)           2.81           (0.02)
August 1, 2008 to July 31, 2009 ...........     $26.62       0.02(3)           (4.87)           0.00
August 1, 2007 to July 31, 2008 ...........     $27.18      (0.04)(3)          (0.52)           0.00
August 1, 2006 to July 31, 2007 ...........     $23.18      (0.07)(3)           4.07            0.00
August 1, 2005 to July 31, 2006 ...........     $23.57      (0.10)(3)          (0.29)           0.00

LARGE COMPANY VALUE FUND
Class A
August 1, 2009 to July 31, 2010 ...........     $ 9.84       0.09               1.21           (0.10)
August 1, 2008 to July 31, 2009 ...........     $14.43       0.17(3)           (3.39)          (0.24)
March 31, 2008 to July 31, 2008(26) .......     $14.92       0.08(3)           (0.51)          (0.06)

Class C
August 1, 2009 to July 31, 2010 ...........     $10.03       0.03               1.22           (0.02)
August 1, 2008 to July 31, 2009 ...........     $14.66       0.06(3)           (3.40)          (0.16)
March 31, 2008 to July 31, 2008(26) .......     $15.17       0.04(3)           (0.52)          (0.03)

Administrator Class
August 1, 2009 to July 31, 2010 ...........     $ 9.87       0.12(3)            1.22           (0.13)
August 1, 2008 to July 31, 2009 ...........     $14.43       0.31(3)           (3.49)          (0.25)
August 1, 2007 to July 31, 2008 ...........     $17.09       0.33(3)           (1.46)          (0.34)
August 1, 2006 to July 31, 2007 ...........     $16.76       0.38(3)            1.51           (0.38)
August 1, 2005 to July 31, 2006 ...........     $16.53       0.36               0.96           (0.31)

Institutional Class
August 1, 2009 to July 31, 2010 ...........     $ 9.86       0.14               1.23           (0.15)
August 1, 2008 to July 31, 2009 ...........     $14.43       0.26(3)           (3.42)          (0.28)
March 31, 2008 to July 31, 2008(26) .......     $14.92       0.10(3)           (0.52)          (0.07)

PLEASE SEE FOOTNOTES P. 190

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 185


Financial Highlights

                                       Ratio to Average
                   Ending          Net Assets (Annualized)
 Distributions   Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)     Rate(2)   (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


      0.00         $ 7.37         0.91%         2.55%      1.15%       7.43%        18%         $  8,501
      0.00         $ 6.96         1.22%         4.10%      1.15%     (19.78)%       45%         $    533
      0.00         $ 8.77         0.69%         5.03%      1.15%     (12.30)%       23%         $    604


      0.00         $ 7.37         0.09%         3.75%      1.90%       6.54%        18%         $  1,947
      0.00         $ 6.94        (0.48)%        4.85%      1.90%     (20.33)%       45%         $  1,043
      0.00         $ 8.75        (0.06)%        5.78%      1.90%     (12.50)%       23%         $    942


      0.00         $ 7.38         1.12%         1.12%      0.89%       2.22%        18%         $     42


      0.00         $ 7.38         1.09%         2.80%      0.89%       7.79%        18%         $  3,132
      0.00         $ 6.97         1.47%         3.85%      0.90%     (19.61)%       45%         $  2,809
      0.00         $ 8.79         0.93%         4.78%      0.90%     (12.10)%       23%         $  3,149


      0.00         $ 7.38         1.03%         1.37%      1.21%       2.22%        18%         $150,157



      0.00         $24.54         0.00%         0.00%      0.00%       0.00%        60%         $     10


      0.00         $24.54         0.00%         0.00%      0.00%       0.00%        60%         $     10


      0.00         $24.54         0.00%         0.00%      0.00%       0.00%        60%         $     10


      0.00         $24.54         0.00%         0.00%      0.00%       0.00%        60%         $     10


      0.00         $24.54        (0.07)%        1.43%      1.19%      12.80%        60%         $278,585
      0.00         $21.77         0.07%         1.46%      1.19%     (18.22)%       81%         $264,776
      0.00         $26.62        (0.13)%        1.47%      1.19%      (2.06)%      131%         $350,352
      0.00         $27.18        (0.26)%        1.53%      1.19%      17.26%       113%         $388,700
      0.00         $23.18        (0.37)%        1.51%      1.19%      (1.65)%       98%         $395,581



      0.00         $11.04         0.74%         1.42%      1.25%      13.22%        42%         $    362
     (1.13)        $ 9.84         1.85%         1.52%      1.23%     (21.52)%       61%         $    165
      0.00         $14.43         1.55%         1.37%      1.25%      (2.92)%       71%         $     14


      0.00         $11.26         0.02%         2.17%      2.00%      12.47%        42%         $    438
     (1.13)        $10.03         0.69%         2.23%      1.97%     (22.07)%       61%         $    274
      0.00         $14.66         0.78%         2.12%      2.00%      (3.17)%       71%         $     10


      0.00         $11.08         1.12%         1.24%      0.96%      13.53%        42%         $    289
     (1.13)        $ 9.87         2.56%         1.30%      0.95%     (21.20)%       61%         $    185
     (1.19)        $14.43         2.05%         1.21%      0.96%      (7.48)%       71%         $  2,405
     (1.18)        $17.09         2.16%         1.24%      0.96%      11.45%        18%         $  3,489
     (0.78)        $16.76         2.01%         1.23%      0.96%       8.37%         8%         $ 10,255


      0.00         $11.08         1.28%         0.96%      0.75%      13.76%        42%         $      9
     (1.13)        $ 9.86         2.64%         1.06%      0.75%     (21.07)%       61%         $      8
      0.00         $14.43         2.02%         0.91%      0.75%      (2.82)%       71%         $     10

                 186 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset        Net        and Unrealized     from Net
                                              Value Per    Investment       Gain (Loss)     Investment
                                                Share     Income (Loss)   on Investments      Income
                                              ---------   -------------   --------------   -------------
LARGE COMPANY VALUE FUND (continued)
Investor Class
August 1, 2009 to July 31, 2010 ...........     $10.05       0.08             1.23            (0.08)
August 1, 2008 to July 31, 2009 ...........     $14.67       0.21(3)         (3.48)           (0.22)
August 1, 2007 to July 31, 2008 ...........     $17.35       0.28(3)         (1.50)           (0.27)
August 1, 2006 to July 31, 2007 ...........     $16.99       0.29(3)          1.56            (0.31)
August 1, 2005 to July 31, 2006 ...........     $16.74       0.27             1.00            (0.24)

OMEGA GROWTH FUND(27)
Class A(7)
October 1, 2009 to July 31, 2010(31) ......     $28.44      (0.10)(3)         1.96            (0.19)
October 1, 2008 to September 30, 2009 .....     $27.26       0.18(3)          1.00             0.00
October 1, 2007 to September 30, 2008 .....     $31.44       0.05(3)         (4.23)            0.00
October 1, 2006 to September 30, 2007 .....     $25.60      (0.11)(3)         5.95             0.00
October 1, 2005 to September 30, 2006 .....     $25.54      (0.15)(3)         0.21             0.00
October 1, 2004 to September 30, 2005 .....     $23.00      (0.12)(3)         2.66             0.00

Class B(8)
October 1, 2009 to July 31, 2010(31) ......     $24.46      (0.25)(3)         1.68             0.00
October 1, 2008 to September 30, 2009 .....     $23.62       0.02(3)          0.82             0.00
October 1, 2007 to September 30, 2008 .....     $27.45      (0.15)(3)        (3.68)            0.00
October 1, 2006 to September 30, 2007 .....     $22.51      (0.27)(3)         5.21             0.00
October 1, 2005 to September 30, 2006 .....     $22.62      (0.29)(3)         0.18             0.00
October 1, 2004 to September 30, 2005 .....     $20.51      (0.25)(3)         2.36             0.00

Class C(9)
October 1, 2009 to July 31, 2010(31) ......     $24.53      (0.25)(3)         1.68            (0.02)
October 1, 2008 to September 30, 2009 .....     $23.69       0.00(3)          0.84             0.00
October 1, 2007 to September 30, 2008 .....     $27.52      (0.15)(3)        (3.68)            0.00
October 1, 2006 to September 30, 2007 .....     $22.57      (0.27)(3)         5.22             0.00
October 1, 2005 to September 30, 2006 .....     $22.67      (0.29)(3)         0.19             0.00
October 1, 2004 to September 30, 2005 .....     $20.57      (0.25)(3)         2.35             0.00

Administrator Class(11)
October 1, 2009 to July 31, 2010(31) ......     $29.39      (0.04)(3)         2.02            (0.25)
October 1, 2008 to September 30, 2009 .....     $28.10       0.24(3)          1.05             0.00
October 1, 2007 to September 30, 2008 .....     $32.32       0.13(3)         (4.35)            0.00
October 1, 2006 to September 30, 2007 .....     $26.25      (0.03)(3)         6.10             0.00
October 1, 2005 to September 30, 2006 .....     $26.10      (0.08)(3)         0.23             0.00
October 1, 2004 to September 30, 2005 .....     $23.44      (0.04)(3)         2.70             0.00

Institutional Class(12)
July 30, 2010 to July 31, 2010 ............     $31.12       0.00             0.00             0.00

Class R(10)
October 1, 2009 to July 31, 2010(31) ......     $28.09      (0.16)(3)         1.94            (0.18)
October 1, 2008 to September 30, 2009 .....     $26.99       0.08(3)          1.02             0.00
October 1, 2007 to September 30, 2008 .....     $31.20      (0.02)(3)        (4.19)            0.00
October 1, 2006 to September 30, 2007 .....     $25.47      (0.14)(3)         5.87             0.00
October 1, 2005 to September 30, 2006 .....     $25.46      (0.19)(3)         0.20             0.00
October 1, 2004 to September 30, 2005 .....     $22.97      (0.24)(3)         2.73             0.00

PREMIER LARGE COMPANY GROWTH FUND(30)
Class A(7)
October 1, 2009 to July 31, 2010(31) ......     $ 7.23       0.00(3)          0.57            (0.05)
October 1, 2008 to September 30, 2009 .....     $ 7.20       0.05(3)          0.02(28)        (0.04)
October 1, 2007 to September 30, 2008 .....     $ 8.50       0.03(3)         (1.33)            0.00(4)
October 1, 2006 to September 30, 2007 .....     $ 6.96       0.01(3)          1.53             0.00
October 1, 2005 to September 30, 2006 .....     $ 6.66       0.00(3)          0.31            (0.01)
October 1, 2004 to September 30, 2005 .....     $ 5.96       0.01(3)          0.69             0.00

PLEASE SEE FOOTNOTES P. 190

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 187


Financial Highlights

                                        Ratio to Average
                   Ending           Net Assets (Annualized)
Distributions    Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


     0.00          $11.28         0.70%         1.52%      1.35%      13.06%        42%        $108,703
    (1.13)         $10.05         2.05%         1.63%      1.35%     (21.53)%       61%        $106,931
    (1.19)         $14.67         1.71%         1.52%      1.37%      (7.84)%       71%        $151,546
    (1.18)         $17.35         1.62%         1.51%      1.37%      11.04%        18%        $196,291
    (0.78)         $16.99         1.57%         1.50%      1.37%       7.93%         8%        $191,792


     0.00          $30.11        (0.40)%        1.35%      1.34%       6.53%       116%        $460,187
     0.00          $28.44         0.79%         1.48%      1.39%       4.33%        26%        $460,082
     0.00          $27.26         0.16%         1.44%      1.37%     (13.30)%       44%        $465,952
     0.00          $31.44        (0.38)%        1.46%      1.40%      22.81%        23%        $595,296
     0.00          $25.60        (0.57)%        1.51%      1.42%       0.23%       128%        $520,421
     0.00          $25.54        (0.49)%        1.48%      1.44%      11.04%       134%        $449,639


     0.00          $25.89        (1.14)%        2.10%      2.09%       5.85%       116%        $ 46,434
     0.00          $24.46         0.10%         2.22%      2.13%       3.56%        26%        $ 51,984
     0.00          $23.62        (0.61)%        2.16%      2.11%     (13.95)%       44%        $ 85,008
     0.00          $27.45        (1.08)%        2.15%      2.11%      21.95%        23%        $183,129
     0.00          $22.51        (1.27)%        2.21%      2.12%      (0.49)%      128%        $311,011
     0.00          $22.62        (1.17)%        2.18%      2.14%      10.29%       134%        $437,122


     0.00          $25.94        (1.15)%        2.10%      2.09%       5.83%       116%        $ 44,892
     0.00          $24.53         0.02%         2.23%      2.14%       3.55%        26%        $ 43,806
     0.00          $23.69        (0.58)%        2.16%      2.11%     (13.92)%       44%        $ 40,829
     0.00          $27.52        (1.09)%        2.15%      2.11%      21.93%        23%        $ 54,982
     0.00          $22.57        (1.27)%        2.21%      2.12%      (0.44)%      128%        $ 64,042
     0.00          $22.67        (1.15)%        2.18%      2.14%      10.21%       134%        $ 92,223


     0.00          $31.12        (0.16)%        1.11%      1.09%       6.75%       116%        $ 29,724
     0.00          $29.39         1.00%         1.23%      1.14%       4.59%        26%        $ 32,437
     0.00          $28.10         0.42%         1.17%      1.12%     (13.06)%       44%        $ 23,910
     0.00          $32.32        (0.09)%        1.15%      1.11%      23.12%        23%        $ 16,503
     0.00          $26.25        (0.30)%        1.21%      1.12%       0.57%       128%        $ 16,344
     0.00          $26.10        (0.15)%        1.18%      1.14%      11.35%       134%        $ 10,526


     0.00          $31.12         0.00%         0.00%      0.00%       0.00%       116%        $     10


     0.00          $29.69        (0.65)%        1.60%      1.59%       6.29%       116%        $  1,523
     0.00          $28.09         0.35%         1.76%      1.67%       4.08%        26%        $    838
     0.00          $26.99        (0.08)%        1.66%      1.61%     (13.49)%       44%        $     84
     0.00          $31.20        (0.53)%        1.65%      1.61%      22.50%        23%        $     63
     0.00          $25.47        (0.75)%        1.71%      1.62%       0.04%       128%        $    445
     0.00          $25.46        (0.98)%        1.67%      1.63%      10.84%       134%        $    385



     0.00          $ 7.75         0.06%         1.09%      1.08%       7.93%        89%        $491,290
     0.00          $ 7.23         0.86%         1.12%      1.12%       1.04%        24%        $268,422
     0.00          $ 7.20         0.44%         1.09%      1.07%     (15.25)%       39%        $276,771
     0.00          $ 8.50         0.10%         1.12%      1.10%      22.13%        21%        $361,051
     0.00          $ 6.96        (0.01)%        1.14%      1.14%       4.65%       117%        $341,511
     0.00          $ 6.66         0.18%         1.15%      1.15%      11.74%       120%        $370,926

188  Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

                                              Beginning                    Net Realized    Distributions
                                              Net Asset        Net        and Unrealized      from Net
                                              Value Per     Investment      Gain (Loss)      Investment
                                                Share     Income (Loss)   on Investments       Income
                                              ---------   -------------   --------------   -------------
PREMIER LARGE COMPANY GROWTH FUND (continued)
Class B(8)
October 1, 2009 to July 31, 2010(31).......     $ 6.62      (0.04)(3)         0.52              0.00
October 1, 2008 to September 30, 2009......     $ 6.60       0.01(3)          0.01(28)          0.00
October 1, 2007 to September 30, 2008......     $ 7.85      (0.02)(3)        (1.23)             0.00
October 1, 2006 to September 30, 2007......     $ 6.47      (0.04)(3)         1.42              0.00
October 1, 2005 to September 30, 2006......     $ 6.23      (0.05)(3)         0.29              0.00
October 1, 2004 to September 30, 2005......     $ 5.61      (0.03)(3)         0.65              0.00

Class C(9)
October 1, 2009 to July 31, 2010(31).......     $ 6.62      (0.04)(3)         0.52             (0.02)
October 1, 2008 to September 30, 2009......     $ 6.59       0.00(3)          0.03(28)          0.00
October 1, 2007 to September 30, 2008......     $ 7.84      (0.02)(3)        (1.23)             0.00
October 1, 2006 to September 30, 2007......     $ 6.47      (0.04)(3)         1.41              0.00
October 1, 2005 to September 30, 2006......     $ 6.23      (0.05)(3)         0.29              0.00
October 1, 2004 to September 30, 2005......     $ 5.61      (0.03)(3)         0.65              0.00

Administrator Class(22)
July 16, 2010 to July 31, 2010.............     $ 7.53       0.00             0.22              0.00

Institutional Class(11)
October 1, 2009 to July 31, 2010(31).......     $ 7.24       0.02             0.57             (0.08)
October 1, 2008 to September 30, 2009......     $ 7.22       0.06(3)          0.02(28)         (0.06)
October 1, 2007 to September 30, 2008......     $ 8.53       0.05(3)         (1.33)            (0.03)
October 1, 2006 to September 30, 2007......     $ 6.96       0.03(3)          1.54              0.00
October 1, 2005 to September 30, 2006......     $ 6.67       0.02(3)          0.30             (0.03)
October 1, 2004 to September 30, 2005......     $ 5.94       0.03(3)          0.70              0.00

Investor Class(17)
July 16, 2010 to July 31, 2010.............     $ 7.54       0.00(4)          0.21              0.00

STRATEGIC LARGE CAP GROWTH FUND(29)
Class A(7)
October 1, 2009 to July 31, 2010(31).......     $24.30       0.00(3)          0.95             (0.15)
October 1, 2008 to September 30, 2009......     $26.61       0.15            (0.50)            (0.08)
October 1, 2007 to September 30, 2008......     $34.16       0.11(3)         (6.82)            (0.13)
October 1, 2006 to September 30, 2007......     $27.57       0.02             6.57              0.00
October 1, 2005 to September 30, 2006......     $26.70      (0.02)            0.89              0.00
October 1, 2004 to September 30, 2005......     $23.65       0.11             3.06             (0.12)
Class C(9)
October 1, 2009 to July 31, 2010(31).......     $23.03      (0.15)            0.90             (0.02)
October 1, 2008 to September 30, 2009......     $25.43      (0.03)(3)        (0.49)             0.00
October 1, 2007 to September 30, 2008......     $32.79      (0.12)(3)        (6.53)             0.00
October 1, 2006 to September 30, 2007......     $26.67      (0.20)(3)         6.32              0.00
October 1, 2005 to September 30, 2006......     $26.00      (0.20)(3)         0.87              0.00
October 1, 2004 to September 30, 2005......     $23.16      (0.06)(3)         2.97             (0.07)

Administrator Class(20)
July 30, 2010 to July 31, 2010.............     $25.37       0.00             0.00              0.00

Institutional Class(11)
October 1, 2009 to July 31, 2010(31).......     $24.54       0.07             0.94             (0.18)
October 1, 2008 to September 30, 2009......     $26.88       0.20            (0.52)            (0.14)
October 1, 2007 to September 30, 2008......     $34.49       0.22            (6.91)            (0.21)
October 1, 2006 to September 30, 2007......     $27.83       0.12             6.62             (0.08)
October 1, 2005 to September 30, 2006......     $26.89       0.07             0.89             (0.02)
October 1, 2004 to September 30, 2005......     $23.81       0.18             3.08             (0.18)

Class R(10)
October 1, 2009 to July 31, 2010(31).......     $24.30      (0.06)(3)         0.95             (0.16)
October 1, 2008 to September 30, 2009......     $26.61       0.05(3)         (0.45)            (0.03)
October 1, 2007 to September 30, 2008......     $34.13       0.03(3)         (6.82)            (0.02)
October 1, 2006 to September 30, 2007......     $27.61      (0.06)(3)         6.58              0.00
October 1, 2005 to September 30, 2006......     $26.79      (0.07)(3)         0.89              0.00
October 1, 2004 to September 30, 2005......     $23.77       0.13             3.00             (0.11)

PLEASE SEE FOOTNOTES P. 190

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 189


Financial Highlights

                                        Ratio to Average
                   Ending           Net Assets (Annualized)
Distributions    Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


     0.00          $ 7.10        (0.69)%        1.84%      1.83%       7.25%        89%        $   13,957
     0.00          $ 6.62         0.11%         1.87%      1.87%       0.30%        24%        $    7,951
     0.00          $ 6.60        (0.31)%        1.81%      1.81%     (15.92)%       39%        $   10,489
     0.00          $ 7.85        (0.61)%        1.82%      1.82%      21.33%        21%        $   16,694
     0.00          $ 6.47        (0.71)%        1.84%      1.84%       3.85%       117%        $   17,986
     0.00          $ 6.23        (0.50)%        1.85%      1.85%      11.05%       120%        $   21,949


     0.00          $ 7.08        (0.68)%        1.84%      1.83%       7.18%        89%        $   22,246
     0.00          $ 6.62         0.08%         1.87%      1.87%       0.46%        24%        $   13,717
     0.00          $ 6.59        (0.30)%        1.82%      1.82%     (15.94)%       39%        $   10,046
     0.00          $ 7.84        (0.61)%        1.82%      1.82%      21.17%        21%        $   10,058
     0.00          $ 6.47        (0.71)%        1.84%      1.84%       3.85%       117%        $    8,397
     0.00          $ 6.23        (0.53)%        1.85%      1.85%      11.05%       120%        $    8,799


     0.00          $ 7.75        (0.34)%        1.13%      0.95%       2.92%        89%        $   36,508


     0.00          $ 7.75         0.34%         0.83%      0.82%       8.20%        89%        $   18,841
     0.00          $ 7.24         1.04%         0.87%      0.87%       1.28%        24%        $   11,335
     0.00          $ 7.22         0.68%         0.81%      0.81%     (15.07)%       39%        $    6,321
     0.00          $ 8.53         0.39%         0.82%      0.82%      22.56%        21%        $   11,197
     0.00          $ 6.96         0.29%         0.84%      0.84%       4.81%       117%        $   13,605
     0.00          $ 6.67         0.49%         0.85%      0.85%      12.29%       120%        $   14,685


     0.00          $ 7.75        (0.59)%        1.36%      1.19%       2.79%        89%        $   64,781



     0.00          $25.10        (0.01)%        1.09%      1.08%       3.90%       105%        $   23,932
    (1.88)         $24.30         0.59%         1.07%      1.07%       1.02%       182%        $   15,280
    (0.71)         $26.61         0.35%         1.06%      1.04%     (20.09)%      139%        $    8,883
     0.00          $34.16         0.04%         1.10%      1.08%      23.90%        97%        $    7,379
     0.00          $27.57        (0.06)%        1.07%      1.07%       3.26%        97%        $    5,395
     0.00          $26.70         0.38%         1.08%      1.08%      13.42%       173%        $    5,259


     0.00          $23.76        (0.76)%        1.84%      1.83%       3.24%       105%        $    6,003
    (1.88)         $23.03        (0.15)%        1.82%      1.82%       0.25%       182%        $    5,672
    (0.71)         $23.43        (0.39)%        1.79%      1.79%     (20.70)%      139%        $    4,457
     0.00          $32.79        (0.68)%        1.79%      1.79%      22.98%        97%        $    2,845
     0.00          $26.67        (0.76)%        1.77%      1.77%       2.58%        97%        $    1,742
     0.00          $26.00        (0.25)%        1.77%      1.77%      12.57%       173%        $    1,705


     0.00          $25.37         0.00%         0.00%      0.00%          0%       105%        $       10


     0.00          $25.37         0.25%         0.83%      0.83%       4.14%       105%        $  387,896
    (1.88)         $24.54         0.87%         0.82%      0.82%       1.27%       182%        $  442,736
    (0.71)         $26.88         0.60%         0.79%      0.79%     (19.91)%      139%        $  571,879
     0.00          $34.49         0.33%         0.79%      0.79%      24.28%        97%        $  978,930
     0.00          $27.83         0.24%         0.77%      0.77%       3.56%        97%        $1,389,589
     0.00          $26.89         0.69%         0.77%      0.77%      13.74%       173%        $1,653,361


     0.00          $25.03        (0.27)%        1.33%      1.32%       3.65%       105%        $      437
    (1.88)         $24.30         0.23%         1.34%      1.34%       0.81%       182%        $      289
    (0.71)         $26.61         0.10%         1.29%      1.29%      20.32%       139%        $        9
     0.00          $34.13        (0.20)%        1.31%      1.31%      23.61%        97%        $       10
     0.00          $27.61        (0.27)%        1.28%      1.28%       3.06%        97%        $        6
     0.00          $26.79        (0.03)%        1.26%      1.26%      13.18%       173%        $        7

                 190 Wells Fargo Advantage Large Cap Stock Funds


                                                            Financial Highlights

(1.) Total return calculations would have been lower had certain expense not been waived or reimbursed during the periods shown. Return for periods of less than one year are not annualized.

(2.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio Turnover rates presented for periods of less than one year are not annualized.

(3.)  Calculated based upon average shares outstanding.

(4.)  Amount represents less than $0.005 per share.

(5.) Class A and Class C commenced operations on July 31, 2007 and had no activity during the year.

(6.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Evergreen Equity Income Fund was the accounting and performance survivor in this transaction.

(7.) The financial highlights for the periods prior to July 19, 2010 are those of Class A of the predecessor Evergreen Fund.

(8.) The financial highlights for the periods prior to July 19, 2010 are those of Class B of the predecessor Evergreen Fund.

(9.) The financial highlights for the periods prior to July 19, 2010 are those of Class C of the predecessor Evergreen Fund.

(10.) The financial highlights for the periods prior to July 19, 2010 are those of Class R of the predecessor Evergreen Fund.

(11.) The financial highlights for the periods prior to July 19, 2010 are those of Class I of the predecessor Evergreen Fund.

(12.) Institutional Class commenced operations on July 30, 2010.

(13.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Fundamental Large Cap Fund. Evergreen Fundamental Large Cap Fund was the accounting survivor in the transaction.

(14.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund. Evergreen Enhanced S&P 500 Fund was the accounting and performance survivor in this transaction.

(15.) For the ten months ended July 31, 2008. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2008.

(16.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Evergreen Disciplined Value Fund was the accounting and performance survivor in this transaction.

(17.) Investor Class commenced operations on July 16, 2010.

(18.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund. Evergreen Intrinsic Value Fund was the accounting and performance survivor in this transaction.

(19.) Class A, Class B, Class C and Institutional Class commenced operations on
      August 1, 2006.

(20.) Administrator Class commenced operations on July 30, 2010.

(21.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in this transaction.

(22.) Administrator Class commenced operations on July 16, 2010.

(23.) For the period from December 17, 2007 (commencement of class operations), to July 31, 2008.

(24.) Class A commenced operations on July 30, 2010.

(25.) Class C commenced operations on July 30, 2010.

(26.) Commencement of class operations.

(27.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund. Evergreen Omega Fund was the accounting and performance survivor in this transaction.

(28.) The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

(29.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Strategic Growth Fund. Evergreen Strategic Growth Fund was the accounting and performance survivor in this transaction.

(30.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund was the accounting and performance survivor in this transaction.

(31.) For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Large Cap Stock Funds 191


Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Capital Growth Fund ("Capital Growth Fund"), Wells Fargo Advantage Classic Value Fund ("Classic Value Fund"), Wells Fargo Advantage Core Equity Fund ("Core Equity Fund"), Wells Fargo Advantage Disciplined U.S. Core Fund ("Disciplined U.S. Core Fund"), Wells Fargo Advantage Disciplined Value Fund ("Disciplined Value Fund"), Wells Fargo Advantage Endeavor Select Fund ("Endeavor Select Fund"), Wells Fargo Advantage Growth Fund ("Growth Fund"), Wells Fargo Advantage Intrinsic Value Fund ("Intrinsic Value Fund"), Wells Fargo Advantage Large Cap Core Fund ("Large Cap Core Fund"), Wells Fargo Advantage Large Cap Growth Fund ("Large Cap Growth Fund"), Wells Fargo Advantage Large Company Value Fund ("Large Company Value Fund"), Wells Fargo Advantage Omega Growth Fund ("Omega Growth Fund"), Wells Fargo Advantage Premier Large Company Growth Fund ("Premier Large Company Growth Fund") and Wells Fargo Advantage Strategic Large Cap Growth Fund ("Strategic Large Cap Growth Fund") (each, a "Fund", collectively, the "Funds"). Each Fund, except for Endeavor Select Fund, is a diversified series of the Trust. Endeavor Select Fund is a non-diversified series of the Trust.

Effective at the close of business on July 16, 2010, Capital Growth Fund acquired the net assets of Wells Fargo Advantage Large Cap Appreciation Fund in an exchange for shares of Capital Growth Fund.

In addition, effective at the close of business on July 16, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund, in an exchange for shares of the Wells Fargo Advantage Fund. As the various Evergreen Funds contributed the majority of the net assets and shareholders to the newly created Wells Fargo Advantage Fund, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund               Acquired Evergreen Fund
--------------------------        ------------------------------------
CORE EQUITY FUND                  Evergreen Fundamental Large Cap Fund
DISCIPLINED U.S. CORE FUND        Evergreen Enhanced S&P 500 Fund
INTRINSIC VALUE FUND              Evergreen Intrinsic Value Fund
OMEGA GROWTH FUND                 Evergreen Omega Fund
STRATEGIC LARGE CAP GROWTH FUND   Evergreen Strategic Growth Fund

Also, effective at the close of business on July 16, 2010, the net assets of various Evergreen Funds and Wells Fargo Advantage Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund and Wells Fargo Advantage Fund, in an exchange for shares of the newly created Wells Fargo Advantage Fund. In each reorganization transaction, the Evergreen Fund became the accounting and performance survivor. As a result, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund                                Acquired Fund
--------------------------          ---------------------------------------------------------
CLASSIC VALUE FUND                  Evergreen Equity Income Fund
                                    Wells Fargo Advantage Specialized Financial Services Fund
DISCIPLINED VALUE FUND              Evergreen Disciplined Value Fund
                                    Wells Fargo Advantage Equity Income Fund
                                    Wells Fargo Advantage U.S. Value Fund
LARGE CAP CORE FUND                 Evergreen Golden Large Cap Core Fund
                                    Wells Fargo Advantage Large Company Core Fund
PREMIER LARGE COMPANY GROWTH FUND   Evergreen Large Company Growth Fund
                                    Wells Fargo Advantage Large Company Growth Fund

                192 Wells Fargo Advantage Large Cap Stock Funds


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.

                 Wells Fargo Advantage Large Cap Stock Funds 193


Notes to Financial Statements

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management") and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund and Large Company Value Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended July 31, 2010, Wells Fargo Bank, N.A. waived a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of default or impairment of structured investment vehicles purchased in a joint account by the Funds' former securities lending agent, as the various participating Funds' lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds' ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending ("side pocketing") based on each Fund's percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund's ownership of defaulted or impaired structured investment vehicle in the joint account based on each such Fund's percentage ownership of the joint account as of such date.

Prior to July 19, 2010, the predecessor Evergreen funds entered into securities lending transactions through Wachovia Global Securities lending as the securities lending agent.

                 194 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

FUTURES CONTRACTS

Certain Funds may be subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                                     Undistributed/     Accumulated
                                    Overdistributed    Net Realized
                                     Net Investment   Gain (Loss) on       Paid-in
                                      Income/Loss       Investments        Capital
                                    ---------------   --------------   --------------
CAPITAL GROWTH FUND                   $3,598,231       $ 16,613,529    $ (20,211,760)
CLASSIC VALUE FUND                      (177,159)        40,286,484      (40,109,325)
CORE EQUITY FUND                         740,112         90,851,006      (91,591,118)
DISCIPLINED U.S. CORE FUND               (47,540)        52,502,339      (52,454,799)
DISCIPLINED VALUE FUND                    10,746          9,595,199       (9,605,945)
ENDEAVOR SELECT FUND                   2,194,015           (131,362)      (2,062,653)
GROWTH FUND                            8,177,287           (272,695)      (7,904,592)
LARGE CAP CORE FUND                        1,542            441,738         (443,280)
LARGE CAP GROWTH FUND                    194,824        203,766,397     (203,961,221)
LARGE COMPANY VALUE FUND                   5,330            504,448         (509,778)
OMEGA GROWTH FUND                      2,582,847        175,879,290     (178,462,137)
PREMIER LARGE COMPANY GROWTH FUND        155,395        120,152,875     (120,308,270)

                 Wells Fargo Advantage Large Cap Stock Funds 195


Notes to Financial Statements

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At July 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                               Expiration
                             ------------------------------------------------------------------------------
                                 2011       2012       2015          2016           2017           2018
                             ------------   ----   -----------   ------------   ------------   ------------
CAPITAL GROWTH FUND          $              $      $ 5,643,879   $173,417,734   $          0   $195,711,458
CLASSIC VALUE FUND                      0    0      15,739,254     13,957,990     47,685,916     12,969,969
CORE EQUITY FUND                2,583,953    0               0              0     21,176,963              0
DISCIPLINED U.S. CORE FUND              0    0               0              0     11,986,149     79,165,574
DISCIPLINED VALUE FUND                  0    0               0     18,626,854     43,595,761      8,056,788
ENDEAVOR SELECT FUND                    0    0               0              0    103,386,322    314,641,511
GROWTH FUND                             0    0               0              0      1,167,638              0
INTRINSIC VALUE FUND                    0    0               0              0     16,421,385     30,508,982
LARGE CAP CORE FUND                     0    0               0     15,213,000     52,160,691     24,647,608
LARGE CAP GROWTH                        0    0               0              0     27,454,768     31,246,310
LARGE COMPANY VALUE FUND                0    0               0              0     11,277,285     10,046,072
OMEGA GROWTH FUND             199,421,027    0               0              0      4,068,979              0
PREMIER LARGE COMPANY
GROWTH FUND                             0    0      13,272,209     56,320,883     18,028,148      5,078,730
STRATEGIC LARGE CAP
GROWTH FUND                             0    0               0              0     62,822,731     38,626,028

At July 31, 2010, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

                           Deferred Post-October
                               Capital Loss
                           ---------------------
INTRINSIC VALUE FUND             $4,027,230
LARGE CAP GROWTH FUND             2,157,665
LARGE COMPANY VALUE FUND                  0

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

                 196 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                                       Significant
                                                          Other       Significant
                                                       Observable    Unobservable
                                      Quoted Prices      Inputs        Inputs
INVESTMENTS IN SECURITIES               (Level 1)       (Level 2)     (Level 3)         Total
-------------------------            --------------   ------------   ------------   --------------
CAPITAL GROWTH FUND
   Equity securities
      COMMON STOCKS                  $1,256,311,095   $          0    $        0    $1,256,311,095
   Corporate bonds and notes                      0              0     5,674,630         5,674,630
   Investment companies                  12,960,418    212,634,810             0       225,595,228
   TOTAL                             $1,269,271,513   $212,634,810    $5,674,630    $1,487,580,953
CLASSIC VALUE FUND
   Equity securities
      COMMON STOCKS                  $  668,479,056   $          0    $        0    $  668,479,056
   Private placement                              0      4,237,947             0         4,237,947
   Corporate bonds and notes                      0              0       269,043           269,043
   Investment companies                   3,837,479     17,421,918             0        21,259,397
   TOTAL                             $  672,316,535   $ 21,659,865    $  269,043    $  694,245,443
CORE EQUITY FUND
   Equity securities
      COMMON STOCKS                  $  677,285,130   $          0    $        0    $  677,285,130
   Private placement                              0      4,284,287                       4,284,287
   Corporate bonds and notes                      0              0     2,807,113         2,807,113
   Investment companies                   8,402,395     15,575,691             0        23,978,086
   TOTAL                             $  685,687,525   $ 19,859,978    $2,807,113    $  708,354,616
DISCIPLINED U.S. CORE FUND
   Equity securities
      COMMON STOCKS                  $  643,336,177   $          0    $        0    $  643,336,177
   U.S. Treasury obligatons               1,499,759              0             0         1,499,759
   Investment companies                   6,950,656     18,497,155             0        25,447,811
   TOTAL                             $  651,786,592   $ 18,497,155    $        0    $  670,283,747

                 Wells Fargo Advantage Large Cap Stock Funds 197


Notes to Financial Statements

                                                       Significant
                                                          Other       Significant
                                                       Observable    Unobservable
                                      Quoted Prices      Inputs        Inputs
INVESTMENTS IN SECURITIES               (Level 1)       (Level 2)     (Level 3)         Total
-------------------------            --------------   ------------   ------------   --------------
DISCIPLINED VALUE FUND
   Equity securities
      COMMON STOCKS                  $  368,889,836   $          0    $        0    $  368,889,836
   Corporate bonds and notes                      0              0       541,822           541,822
   U.S. Treasury obligations                499,906              0             0           499,906
   Investment companies                   3,665,521     17,174,790             0        20,840,311
   TOTAL                             $  373,055,263   $ 17,174,790    $  541,822    $  390,771,875
ENDEAVOR SELECT FUND
   Equity securities
      COMMON STOCKS                  $1,234,302,744   $          0    $        0    $1,234,302,744
   Corporate bonds and notes                      0              0     7,587,211         7,587,211
   Investment companies                  55,664,613    183,081,327             0       238,745,940
   TOTAL                             $1,289,967,357   $183,081,327    $7,587,211    $1,480,635,895
GROWTH FUND
   Equity securities
      COMMON STOCKS                  $1,821,800,085   $          0    $        0    $1,821,800,085
   Corporate bonds and notes                      0              0     7,242,219         7,242,219
   Investment companies                  53,136,868    363,043,156             0       416,180,024
   TOTAL                             $1,874,936,953   $363,043,156    $7,242,219    $2,245,222,328
INTRINSIC VALUE FUND
   Equity securities
      COMMON STOCKS                  $1,247,810,253   $          0    $        0    $1,247,810,253
   Investment companies                  38,625,157     48,488,475             0        87,113,632
   TOTAL                             $1,286,435,410   $ 48,488,475    $        0    $1,334,923,885
LARGE CAP CORE FUND
   Equity securities
      COMMON STOCKS                  $  160,962,567   $          0    $        0    $  160,962,567
   Corporate bonds and notes                      0              0     1,507,110         1,507,110
   Investment companies                   2,462,285      6,367,441             0         8,829,726
   TOTAL                             $  163,424,852   $  6,367,441    $1,507,110    $  171,299,403
LARGE CAP GROWTH FUND
   Equity securities
      COMMON STOCKS                  $  273,827,030   $          0    $        0    $  273,827,030
   Corporate bonds and notes                      0              0     1,647,455         1,647,455
   Investment companies                   7,015,171     44,627,479             0        51,642,650
   TOTAL                             $  280,842,201   $ 44,627,479    $1,647,455    $  327,117,135
LARGE COMPANY VALUE FUND
   Equity securities
      COMMON STOCKS                  $  109,048,391   $          0    $        0    $  109,048,391
   Corporate bonds and notes                      0              0       325,050           325,050
   Investment companies                     675,266     24,959,166             0        25,634,432
   TOTAL                             $  109,723,657   $ 24,959,166    $  325,050    $  135,007,873

                 198 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

                                                       Significant
                                                          Other       Significant
                                                       Observable    Unobservable
                                      Quoted Prices      Inputs        Inputs
INVESTMENTS IN SECURITIES               (Level 1)       (Level 2)     (Level 3)         Total
-------------------------            --------------   ------------   ------------   --------------
OMEGA GROWTH FUND
   Equity securities
      COMMON STOCKS                  $  569,043,058   $          0    $        0    $  569,043,058
   Investment companies                   4,361,124     83,094,275             0        87,455,399
   TOTAL                             $  573,404,182   $ 83,094,275    $        0    $  656,498,457
PREMIER LARGE COMPANY GROWTH FUND
   Equity securities
      COMMON STOCKS                  $  637,203,095   $          0    $        0    $  637,203,095
   Corporate bonds and notes                      0              0     1,792,632         1,792,632
   Investment companies                  16,564,504     33,586,338             0        50,150,842
   TOTAL                             $  653,767,599   $ 33,586,338    $1,792,632    $  689,146,569
STRATEGIC LARGE CAP GROWTH FUND
   Equity securities
      COMMON STOCKS                  $  412,257,895   $          0    $        0    $  412,257,895
   Investment companies                   7,869,432     19,238,400             0        27,107,832
   TOTAL                             $  420,127,327   $ 19,238,400    $        0    $  439,365,727

Further details on the major security types listed above can be found in the each Fund's Portfolio of Investments.

As of July 31, 2010, the inputs used in valuing the Fund's other financial instruments, which are carried at fair value, were as follows:

                                             Significant Other       Significant
                             Quoted Prices   Observable Inputs   Unobservable Inputs
FUTURES CONTRACTS              (Level 1)         (Level 2)            (Level 3)          Total
-----------------            -------------   -----------------   -------------------   --------
DISCIPLINED U.S. CORE FUND      $234,115            $0                   $0            $234,115
DISCIPLINED VALUE FUND          $114,522            $0                   $0            $114,522

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                        Capital      Classic      Core      Disciplined
                                                         Growth       Value      Equity        Value
                                                          Fund        Fund        Fund          Fund
                                                      -----------   --------   ----------   -----------
CORPORATE BONDS AND NOTES
Balance as of July 31, 2009                           $ 4,706,248   $      0   $1,559,579     $      0
   Accrued discounts (premiums)                                 0          0            0            0
   Realized gain (loss)                                (3,445,095)         0            0            0
   Change in unrealized appreciation (depreciation)     4,731,776          0    2,122,719            0
   Net purchases (sales)                                 (318,299)         0     (875,185)           0
   Transfer in (out) of Level 3                                 0    269,043            0      541,822
Balance as of July 31, 2010                           $ 5,674,630   $269,043   $2,807,113     $541,822
Change in unrealized appreciation (depreciation)
   relating to securities held at July 31, 2010       $ 1,490,164   $      0   $1,419,770     $      0

                 Wells Fargo Advantage Large Cap Stock Funds 199


Notes to Financial Statements

                                                        Endeavor                                Large Cap
                                                         Select        Growth      Large Cap     Growth
                                                          Fund          Fund       Core Fund      Fund
                                                      -----------   -----------   ----------   ----------
CORPORATE BONDS AND NOTES
   Balance as of July 31, 2009                        $ 6,642,738   $ 6,340,693   $        0   $1,442,375
   Accrued discounts (premiums)                                 0             0            0            0
   Realized gain (loss)                                (2,934,320)   (4,486,133)           0     (439,148)
   Change in unrealized appreciation (depreciation)     4,703,579     6,174,942            0      823,318
   Net purchases (sales)                                 (824,786)     (787,283)           0     (179,090)
   Transfer in (out) of Level 3                                 0             0    1,507,110            0
Balance as of July 31, 2010                           $ 7,587,211   $ 7,242,219   $1,507,110   $1,647,455
Change in unrealized appreciation (depreciation)
   relating to securities held at July 31, 2010       $ 1,992,409   $ 1,901,813   $        0   $  432,623

                                                      Large Company   Premier Large
                                                          Value          Company
                                                          Fund         Growth Fund
                                                      -------------   -------------
CORPORATE BONDS AND NOTES
Balance as of July 31, 2009                             $ 284,588     $        0
   Accrued discounts (premiums)                                 0              0
   Realized gain (loss)                                  (176,794)             0
   Change in unrealized appreciation (depreciation)       252,591              0
   Net purchases (sales)                                  (35,335)             0
   Transfer in (out) of Level 3                                 0      1,792,632
Balance as of July 31, 2010                             $ 325,050     $1,792,632
Change in unrealized appreciation (depreciation)
   relating to securities held at July 31, 2010         $  85,359     $        0

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Funds Management is paid a monthly fee which is calculated based on the average daily net assets of each Fund starting at the following rates and declining as average daily net assets of each Fund increase.

                                      Effective July 19, 2010      Prior to July 19, 2010     Effective rate for
                                    --------------------------   --------------------------        Year ended
                                    starting at   declining to   starting at   declining to      July 31, 2010
                                    -----------   ------------   -----------   ------------   ------------------
CAPITAL GROWTH FUND                     0.65%         0.55%          0.70%        0.55%              0.65%
CLASSIC VALUE FUND                      0.65          0.55           0.70         0.50*              0.65
CORE EQUITY FUND                        0.65          0.55           0.70         0.50*##            0.62
DISCIPLINED VALUE FUND                  0.55          0.45           0.62         0.45*              0.61
ENDEAVOR SELECT FUND                    0.65          0.55           0.70         0.55               0.65
GROWTH FUND                             0.75          0.60           0.75         0.60               0.70
INTRINSIC VALUE FUND                    0.65          0.55           0.62         0.45*              0.61
LARGE CAP CORE FUND                     0.65          0.55           0.62         0.45*              0.64
LARGE CAP GROWTH FUND                   0.65          0.55           0.70         0.55               0.70

                 200 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

                                      Effective July 19, 2010      Prior to July 19, 2010     Effective rate for
                                    --------------------------   --------------------------        Year ended
                                    starting at   declining to   starting at   declining to      July 31, 2010
                                    -----------   ------------   -----------   ------------   ------------------
LARGE COMPANY VALUE FUND                0.65%         0.55%          0.70%        0.55%              0.70%
OMEGA GROWTH FUND                       0.75          0.60           0.52         0.41*##            0.53
PREMIER LARGE COMPANY GROWTH FUND       0.65          0.55           0.51         0.26*              0.52
STRATEGIC LARGE CAP GROWTH FUND         0.65          0.55           0.62         0.55*              0.62

* Prior to July 19, 2010, the predecessor Evergreen fund paid an investment management fee to Evergreen Investment Management Company, LLC, a subsidiary of Wells Fargo & Company.

## Prior to July 19, 2010, the monthly fee was calculated based on the aggregate average daily net assets of the predecessor Evergreen fund and its variable annuity counterpart.

For Disciplined U.S. Core Fund, Funds Management is paid a fee which is calculated based on the average daily net assets of the Fund starting at 0.30% and declining to 0.25% as average daily net assets of the Fund increase. Prior to July 19, 2010, the predecessor Evergreen fund paid an investment management fee to Evergreen Investment Management Company, LLC, a subsidiary of Wells Fargo & Company, a base management fee at an annual rate of 0.30% which could have been adjusted up to a maximum annual rate of 0.45% or down to a minimum annual rate of 0.15%, depending on the Fund's performance against the S&P 500. For the year ended July 31, 2010, the advisory fee was equivalent to an annual rate of 0.21% of the Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to each Fund, except Large Company Value Fund. Phocas Financial Corporation is the sub-adviser to Large Company Value Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                                        Administration Fees
                                       Average Daily       (% of Average
                                        Net Assets       Daily Net Assets)
                                     ----------------   -------------------
Fund level                           First $5 billion          0.05%
                                      Next $5 billion          0.04
                                     Over $10 billion          0.03
Class A, Class B, Class C, Class R   All asset levels          0.26*
Administrator Class                  All asset levels          0.10
Institutional Class                  All asset levels          0.08
Investor Class                       All asset levels          0.33**

* Prior to July 19, 2010, the class level administration fee for Class A, Class B, Class C and Class R was 0.28%.

** Prior to July 19, 2010, the class level administration fee for Investor Class was 0.38%.

Prior to July 19, 2010, the predecessor Evergreen fund of Classic Value Fund, Core Equity Fund, Disciplined U.S. Core Fund, Disciplined Value Fund, Intrinsic Value Fund, Large Cap Core Fund, Omega Growth Fund, Premier Large Company Growth Fund and Strategic Large Cap Growth Fund each paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo & Company, a transfer and dividend disbursing agent fee.

                 Wells Fargo Advantage Large Cap Stock Funds 201


Notes to Financial Statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the year ended July 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

CUSTODY AND FUND ACCOUNTING FEES

State Street Bank and Trust Company ("State Street") provides custody and fund accounting services to the Funds. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. For providing fund accounting services to the Funds, State Street is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services.

Prior to August 31, 2009, Wells Fargo Bank, N.A. provided custody services to the Funds and received a monthly fee at an annual rate of 0.02% of the average daily net assets of Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund and Large Company value Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Funds prior to August 31, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to each class of shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares and 0.25% of average daily net assets of Class R shares. Prior to July 19, 2010, Class R shares did not pay any distribution fees.

For the year ended July 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                      Front-end     Contingent deferred sales charges
                                    sales charges   ---------------------------------
                                       Class A         Class A   Class B   Class C
                                    -------------      -------   -------   -------
CAPITAL GROWTH FUND                    $ 28,902         $   10   $     0    $  675
CLASSIC VALUE FUND                        2,800              0    11,202       100
CORE EQUITY FUND                         17,678              0    45,444       942
DISCIPLINED U.S. CORE FUND                3,590              0     8,474     2,558
DISCIPLINED VALUE FUND                    1,216              0     4,537         0
ENDEAVOR SELECT FUND                    109,113            526     3,258     1,428
GROWTH FUND                             186,524              0         0     1,703
INTRINSIC VALUE FUND                      9,833          2,433    17,971     2,395
LARGE CAP CORE FUND                       2,080              0       148         0
LARGE COMPANY VALUE FUND                  4,094              0         0         0
OMEGA GROWTH FUND                        25,955          2,098    55,117     3,505
PREMIER LARGE COMPANY GROWTH FUND        24,389            505    10,788       712
STRATEGIC LARGE CAP GROWTH FUND           2,156             69     3,188     2,149

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19, 2010, Class R shares paid a shareholder servicing fee at an annual rate of 0.50% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

                 202 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended July 31, 2010, were as follows:

                                    Purchases at Cost   Sales Proceeds
                                    -----------------   --------------
CAPITAL GROWTH FUND                   $1,759,868,378    $2,050,327,825
CLASSIC VALUE FUND                       134,908,626       206,080,487
CORE EQUITY FUND                         177,200,720       229,140,991
DISCIPLINED U.S. CORE FUND               443,642,234       645,489,515
DISCIPLINED VALUE FUND                   107,305,500       140,532,632
ENDEAVOR SELECT FUND                   1,796,468,220     1,945,287,184
GROWTH FUND                            1,411,318,921     1,120,940,041
INTRINSIC VALUE FUND                     905,045,857       231,787,777
LARGE CAP CORE FUND                        3,212,286         3,109,883
LARGE CAP GROWTH FUND                    169,679,407       189,140,786
LARGE COMPANY VALUE FUND                  47,203,375        56,016,527
OMEGA GROWTH FUND                        693,318,099       747,769,578
PREMIER LARGE COMPANY GROWTH FUND        317,975,610       317,375,304
STRATEGIC LARGE CAP GROWTH FUND          466,741,373       524,872,642

6. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2010, Disciplined U.S. Core Fund and Disciplined Value Fund entered into futures contracts for speculative purposes.

At July 31, 2010, Disciplined U.S. Core Fund and Disciplined Value Fund had long futures contracts outstanding as follows:

                                                                                                         Net
                                                                                        Value at      Unrealized
                               Expiration                                  Notional     July 31,     Appreciation/
                                  Date        Contracts       Type          Amount        2010      (Depreciation)
                             --------------   ---------   -------------   ----------   ----------   --------------
DISCIPLINED U.S. CORE FUND   September 2010    30 Long    S&P 500 Index   $8,003,135   $8,237,250      $234,115
DISCIPLINED VALUE FUND       September 2010    15 Long    S&P 500 Index    4,004,103    4,118,625       114,522

Disciplined U.S. Core Fund and Disciplined Value Fund had average notional amounts of $11,058,696 and $2,815,399 in futures contracts during the year ended July 31, 2010.

On July 31, 2010, the cumulative appreciation on futures contracts in the amount of $973,774 and $469,153 for Disciplined U.S. Core Fund and Disciplined Value Fund, respectively are reflected in net unrealized losses on investments on the Statements of Assets and Liabilities. The receivable for daily variation margin on open futures contracts only represents the current day's variation margin. The realized gains and change in unrealized gain on futures contracts are reflected in the Statements of Operations.

7. ACQUISITIONS

Effective at the close of business on July 16, 2010, Capital Growth Fund acquired the net assets of Wells Fargo Advantage Large Cap Appreciation Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Large Cap Appreciation Fund received Class A, Class A, Class C, Administrator Class and Institutional Class shares, respectively, of Capital Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Large Cap Appreciation Fund for 2,167,680 shares of Capital Growth Fund valued at $28,058,355 at an exchange ratio of 0.63, 0.59, 0.60, 0.38, and 0.62 for Class A, Class A, Class C, Institutional Class and Administrator Class shares, respectively.

                 Wells Fargo Advantage Large Cap Stock Funds 203


Notes to Financial Statements

The investment portfolio of Wells Fargo Advantage Large Cap Appreciation Fund with a fair value of $28,005,044 identified cost of $25,947,445 and unrealized appreciation of $2,057,599 at July 16, 2010 were the principal assets acquired by Capital Growth Fund. The aggregate net assets of Wells Fargo Advantage Large Cap Appreciation Fund and Capital Growth Fund immediately prior to the acquisition were $28,058,356 and $1,224,216,103, respectively. The aggregate net assets of Capital Growth Fund immediately after the acquisition were $1,252,274,459. For financial reporting purposes, assets received and shares issued by Capital Growth Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Large Cap Appreciation Fund was carried forward to align ongoing reporting Capital Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2009, the beginning of the annual reporting period for Capital Growth Fund, Capital Growth Fund's pro forma results of operations for the year ended July 31, 2010 would have been:

NET INVESTMENT LOSS                                    $ (3,026,839)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       $158,025,382
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $154,998,543

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Large Cap Appreciation Fund that have been included in Capital Growth Fund's Statement of Operations since July 19, 2010.

Effective at the close of business on July 16, 2010, Classic Value Fund acquired the net assets of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund received Class A, Class B and Class C shares, respectively, of Classic Value Fund in the reorganizations. Class I and Class R shares of Evergreen Equity Income Fund received Administrator Class and Class R shares, respectively, of Classic Value Fund. The investment portfolio of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund with fair values of $586,940,471 and $78,255,739, respectively, and identified costs of $656,973,756 and $78,873,358, respectively, at July 16, 2010, were the principal assets acquired by Classic Value Fund. For financial reporting purposes, assets received and shares issued by Classic Value Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund were carried forward to align ongoing reporting of Classic Value Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

                                      Value of Net     Unrealized    Exchange              Number of
ACQUIRED FUND                       Assets Acquired   Depreciation     Ratio             Shares Issued
-------------                       ---------------   ------------   --------   ------------------------------
EVERGREEN EQUITY INCOME FUND          $586,707,232    $(70,033,285)    1.00     11,662,979 Class A
                                                                       1.00        591,667 Class B
                                                                       1.00        691,632 Class C
                                                                       1.00     23,458,156 Administrator Class
                                                                       1.00          9,483 Class R

                                      Value of Net     Unrealized    Exchange       Number of
ACQUIRED FUND                       Assets Acquired   Depreciation     Ratio      Shares Issued
-------------                       ---------------   ------------   --------   -----------------
WELLS FARGO ADVANTAGE SPECIALIZED
   FINANCIAL SERVICES FUND            $78,248,482      S(617,619)      0.10     4,784,236 Class A
                                                                       0.10        21,237 Class B
                                                                       0.10        48,232 Class C

The aggregate net assets of the Classic Value Fund immediately before and after the acquisitions were $586,707,232 and $664,955,714, respectively.

                 204 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for Classic Value Fund, Classic Value Fund's pro forma results of operations for the year ended July 31, 2010 would have been

NET INVESTMENT INCOME                                  $ 6,056,779
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       $68,949,615
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $75,006,394

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund that have been included in Classic Value Fund's Statement of Operations since July 19, 2010.

Effective at the close of business on July 16, 2010, Disciplined Value Fund acquired the net assets of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. The purpose of the transactions was to combine four funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund received Class A, Class A and Class C shares, respectively, of Disciplined Value Fund in the reorganizations. Class I shares of Evergreen Disciplined Value Fund received Administrator Class shares of Disciplined Value Fund. Administrator Class shares of Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund received Administrator Class shares of Disciplined Value Fund. Investor Class shares of Wells Fargo Advantage U.S. Value Fund received Investor Class shares of Disciplined Value Fund. The investment portfolio of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund with fair values of $116,604,858, $109,358,141 and $134,034,598, respectively, and identified costs of $121,376,863, $110,992,565 and $133,693,938, respectively, at July 16, 2010, were the principal assets acquired by Disciplined Value Fund. For financial reporting purposes, assets received and shares issued by Disciplined Value Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund were carried forward to align ongoing reporting of Disciplined Value Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

                                     Value of Net     Unrealized    Exchange              Number of
ACQUIRED FUND                      Assets Acquired   Appreciation     Ratio             Shares Issued
-------------                      ---------------   ------------   --------   ------------------------------
EVERGREEN DISCIPLINED VALUE FUND     $116,703,089    $(4,772,005)     1.00      3,372,837 Class A(1)
                                                                      1.00        123,270 Class C
                                                                      1.00      7,392,171 Administrator Class
WELLS FARGO ADVANTAGE EQUITY
   INCOME FUND                        109,383,038     (1,634,424)     1.10      7,385,575 Class A
                                                                      1.20        173,103 Class C
                                                                      1.09      2,630,354 Administrator Class
WELLS FARGO ADVANTAGE U.S.
   VALUE FUND                        $134,479,032       $340,660      0.93        119,540 Class A
                                                                      0.92         77,345 Class C
                                                                      0.92     10,417,425 Administrator Class
                                                                      0.94      1,946,922 Investor Class

(1) Amount includes 141,995 shares issued for Class B at exchange ratio of 0.99.

The aggregate net assets of the Disciplined Value Fund immediately before and after the acquisitions were $116,703,089 and $360,565,159, respectively.

                 Wells Fargo Advantage Large Cap Stock Funds 205


Notes to Financial Statements

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for Disciplined Value Fund, Disciplined Value Fund's pro forma results of operations for the year ended July 31, 2010 would have been

NET INVESTMENT INCOME                                     $  4,360,235
NET REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS   $315,396,522
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $319,756,757

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund that have been included in Disciplined Value Fund's Statement of Operations since July 19, 2010.

Effective at the close of business on July 16, 2010, Large Cap Core Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund received Class A, Class A and Class C shares, respectively, of Large Cap Core Fund in the reorganizations. Class I shares of Evergreen Golden Large Cap Core Fund received Institutional shares of Large Cap Core Fund. Investor Class, Administrator Class and Institutional Class shares of Wells Fargo Advantage Large Company Core Fund received Investor Class, Administrator Class and Institutional Class shares, respectively, of Large Cap Core Fund. The investment portfolio of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund with fair values of $4,975,455 and $155,853,080, respectively, and identified costs of $5,166,068 and $148,426,284, respectively, at July 16, 2010, were the principal assets acquired Large Cap Core Fund. For financial reporting purposes, assets received and shares issued by Large Cap Core Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund were carried forward to align ongoing reporting of Large Cap Core Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

                                Value of Net     Unrealized    Exchange              Number of
ACQUIRED FUND                 Assets Acquired   Appreciation     Ratio             Shares Issued
-------------                 ---------------   ------------   --------   ------------------------------
EVERGREEN GOLDEN LARGE
   CAP CORE FUND                $  4,954,202     $ (190,613)     1.00        173,992 Class A(1)
                                                                 1.00        124,659 Class C
                                                                 1.00        387,212 Institutional Class
WELLS FARGO ADVANTAGE LARGE
   COMPANY CORE FUND             156,284,197      7,426,796      2.49        994,781 Class A
                                                                 2.48        141,410 Class C
                                                                 2.38         37,292 Institutional Class
                                                                 2.50     20,453,481 Investor Class
                                                                 2.49          5,687 Adminstrator Class

(1) Amount includes 54,939 shares of Class A issued for Class B at an exchange ratio of 1.00.

The aggregate net assets of the Large Cap Core Fund immediately before and after the acquisitions were $4,954,202 and $161,238,399, respectively.

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for Large Cap Core Fund, Large Cap Core Fund's pro forma results of operations for the year ended July 31, 2010 would have been

NET INVESTMENT INCOME                                  $   783,509
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       $10,137,271
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $10,920,780

                 206 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund that have been included in Large Cap Core Fund's Statement of Operations since July 19, 2010.

Effective at the close of business on July 16, 2010, Premier Large Company Growth Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund received Class A, Class B and Class C shares, respectively, of Premier Large Company Growth Fund in the reorganizations. Class I shares of Evergreen Large Company Growth Fund received Institutional shares of Premier Large Company Growth Fund. Investor Class, Administrator Class and Institutional Class shares of Wells Fargo Advantage Large Company Growth Fund received Investor Class, Administrator Class and Institutional Class shares, respectively, of Premier Large Company Growth Fund. The investment portfolio of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund with fair values of $324,396,527 and $307,032,344, respectively, and identified costs of $302,535,741 and $298,318,862, respectively, at July 16, 2010, were the principal assets acquired Premier Large Company Growth Fund. For financial reporting purposes, assets received and shares issued by Premier Large Company Growth Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund were carried forward to align ongoing reporting of Premier Large Company Growth Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

                                Value of Net     Unrealized    Exchange              Number of
ACQUIRED FUND                 Assets Acquired   Appreciation     Ratio             Shares Issued
-------------                 ---------------   ------------   --------   ------------------------------
EVERGREEN LARGE COMPANY
   GROWTH FUND                  $325,362,596     $21,860,786     1.00     37,607,839 Class A
                                                                 1.00      1,051,662 Class B
                                                                 1.00      2,455,846 Class C
                                                                 1.00      2,354,656 Institutional Class
WELLS FARGO ADVANTAGE LARGE
   COMPANY GROWTH FUND           306,826,387       8,713,482     5.87     25,965,456 Class A
                                                                 5.65        933,034 Class B
                                                                 5.66        683,245 Class C
                                                                 5.57        102,415 Institutional Class
                                                                 5.52      8,400,328 Investor Class
                                                                 5.66      4,764,507 Administrator Class

The aggregate net assets of the Premier Large Company Growth Fund immediately before and after the acquisitions were $325,362,596 and $632,188,984, respectively.

Assuming the acquisitions had been completed October 1, 2009, the beginning of the annual reporting period for Premier Large Company Growth Fund, Premier Large Company Growth Fund's pro forma results of operations for the period ended July 31, 2010 would have been

NET INVESTMENT INCOME                                  $   338,936
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       $11,137,832
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $11,476,768

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund that have been included in Premier Large Company Growth Fund's Statement of Operations since July 19, 2010.

                 Wells Fargo Advantage Large Cap Stock Funds 207


Notes to Financial Statements

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the custodian, a portion of fund expenses may have been reduced.

9. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended July 31, 2010, there were no borrowings by the Funds under the agreement.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended July 31, 2010, and July 31, 2009, were as follows:

                                         Ordinary Income        Long-Term Capital Gain
                                    -------------------------   ------------------------
                                        2010          2009        2010        2009
                                    -----------   -----------   -------   ------------
CAPITAL GROWTH FUND                 $ 3,785,725   $ 3,435,812      $0      $46,804,746
CLASSIC VALUE FUND                    5,653,781     9,437,515       0       13,555,703
CORE EQUITY FUND                      5,143,277     5,201,565       0                0
DISCIPLINED U.S. CORE FUND           10,325,123    15,754,269       0       33,660,038
DISCIPLINED VALUE FUND                1,710,132     4,118,795       0        4,220,288
ENDEAVOR SELECT FUND                  3,419,479             0       0       41,424,579
INTRINSIC VALUE FUND                  8,142,919     2,554,134       0        2,785,166
LARGE CAP CORE FUND                      67,790        40,334       0                0
LARGE CAP GROWTH FUND                   200,042             0       0                0
LARGE COMPANY VALUE FUND                850,142     2,321,123       0       11,230,297
OMEGA GROWTH FUND                     3,301,873             0       0                0
PREMIER LARGE COMPANY GROWTH FUND     2,221,476     1,374,060       0                0
STRATEGIC LARGE CAP GROWTH FUND       3,352,301     3,004,831       0       38,859,120

As of July 31, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                    Undistributed   Undistributed     Unrealized
                                       Ordinary       Long-Term      Appreciation     Capital Loss
                                        Income           Gain       (Depreciation)    Carryforward
                                    -------------   -------------   --------------   -------------
CAPITAL GROWTH FUND                 $         0           $0         $ 41,393,257    $(374,773,071)
CLASSIC VALUE FUND                      108,590            0          (36,888,829)     (90,353,129)
CORE EQUITY FUND                              0            0           61,918,222      (23,760,916)
DISCIPLINED U.S. CORE FUND              334,006            0          145,620,112      (91,151,723)
DISCIPLINED VALUE FUND                  191,611            0            5,137,930      (70,279,403)
ENDEAVOR SELECT FUND                          0            0          142,210,960     (418,027,833)
GROWTH FUND                                   0            0          179,342,107       (1,167,638)
INTRINSIC VALUE FUND                 11,509,428            0           67,125,853      (50,957,597)

                208 Wells Fargo Advantage Large Cap Stock Funds


                                                   Notes to Financial Statements

                                    Undistributed   Undistributed     Unrealized
                                       Ordinary       Long-Term      Appreciation     Capital Loss
                                        Income           Gain       (Depreciation)    Carryforward
                                    -------------   -------------   --------------   -------------
LARGE COMPANY VALUE FUND               $  7,382           $0          $   453,444    $ (21,323,354)
LARGE CAP CORE FUND                      64,917                        10,442,856      (92,021,299)
LARGE CAP GROWTH FUND                        61            0            8,992,181      (60,858,743)
OMEGA GROWTH FUND                             0            0           37,141,389     (203,490,006)
PREMIER LARGE COMPANY GROWTH FUND             0            0           53,259,730      (92,699,970)
STRATEGIC LARGE CAP GROWTH FUND         848,547            0           43,074,715     (101,448,759)

11. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

                 Wells Fargo Advantage Large Cap Stock Funds 209


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Classic Value Fund, Wells Fargo Advantage Core Equity Fund, Wells Fargo Advantage Disciplined U.S. Core Fund, Wells Fargo Advantage Disciplined Value Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Intrinsic Value Fund, Wells Fargo Advantage Large Cap Core Fund, Wells Fargo Advantage Large Cap Growth Fund, and the Wells Fargo Advantage Large Company Value Fund, eleven of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Omega Growth Fund, Wells Fargo Advantage Premier Large Company Growth Fund, and the Wells Fargo Advantage Strategic Large Cap Growth Fund, three of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2010, and the related statements of operations for the period October 1, 2009 through July 31, 2010, and for the year ended September 30, 2009, the statements of changes in net assets for the period October 1, 2009 through July 31, 2010, and for each of the years in the two year period ended September 30, 2009, and the financial highlights for the periods presented. These fourteen funds are collectively referred to as the "Funds". These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Wells Fargo Funds Trust as of July 31, 2010, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                        (KPMG LLP)

Boston, Massachusetts
September 29, 2010

                210 Wells Fargo Advantage Large Cap Stock Funds

                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen Disciplined Value Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Disciplined Value Fund into Wells Fargo Advantage Disciplined Value Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $94,298,532
Net assets voted "Against"           $   748,006
Net assets voted "Abstain"           $ 1,159,711

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen Enhanced S&P 500 Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Enhanced S&P 500 Fund into Wells Fargo Advantage Disciplined U.S. Core Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $472,784,034
Net assets voted "Against"           $  6,684,111
Net assets voted "Abstain"           $  7,383,179

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen Equity Income Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Equity Income Fund into Wells Fargo Advantage Classic Value Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $292,839,416
Net assets voted "Against"           $ 34,541,489
Net assets voted "Abstain"           $ 19,563,172

On June 29, 2010, a Special Meeting of Shareholders of the Evergreen Fundamental Large Cap Fund was held to approve the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of Evergreen Fundamental Large Cap Fund into Wells Fargo Advantage Core Equity Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $334,450,097
Net assets voted "Against"           $ 25,322,364
Net assets voted "Abstain"           $ 29,204,503

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen Golden Large Cap Core Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Golden Large Cap Core Fund into Wells Fargo Advantage Large Cap Core Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $4,283,861
Net assets voted "Against"           $    4,307
Net assets voted "Abstain"           $   13,904

                 Wells Fargo Advantage Large Cap Stock Funds 211


Other Information (Unaudited)

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen Intrinsic Value Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Intrinsic Value Fund into Wells Fargo Advantage Intrinsic Value Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $885,811,524
Net assets voted "Against"           $  4,211,110
Net assets voted "Abstain"           $  7,521,474

On June 18, 2010, a Special Meeting of Shareholders for the Evergreen Large Company Growth Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Large Company Growth Fund into Evergreen Premier Large Company Growth Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $163,019,230
Net assets voted "Against"           $  9,926,463
Net assets voted "Abstain"           $ 10,311,991

On June 2, 2010, a Special Meeting of Shareholders for the Evergreen Omega Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Omega Fund into Wells Fargo Advantage Omega Growth Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $284,606,700
Net assets voted "Against"           $ 15,830,383
Net assets voted "Abstain"           $ 26,901,557

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen Strategic Growth Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen Strategic Growth Fund into Wells Fargo Advantage Strategic Large Cap Growth Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"               $432,082,549
Net assets voted "Against"           $    976,691
Net assets voted "Abstain"           $  1,123,080

On June 18, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage Equity Income Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Wells Fargo Advantage Equity Income Fund into Wells Fargo Advantage Disciplined Value Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares outstanding voted "For"       4,518,210
Shares outstanding voted "Against"     186,693
Shares outstanding voted "Abstain"     404,244

On June 21, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage Large Company Core Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Wells Fargo Advantage Large Company Core Fund into Wells Fargo Advantage Large Cap Core Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares outstanding voted "For"       4,382,127
Shares outstanding voted "Against"     191,765
Shares outstanding voted "Abstain"     488,131

                212 Wells Fargo Advantage Large Cap Stock Funds


Other Information (Unaudited)

On June 21, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage Large Company Growth Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Wells Fargo Advantage Large Company Growth Fund into Wells Fargo Advantage Premier Large Company Growth Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares outstanding voted "For"       3,402,529
Shares outstanding voted "Against"     313,608
Shares outstanding voted "Abstain"     524,550

On June 8, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage Specialized Financial Services Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Wells Fargo Advantage Specialized Financial Services Fund into Wells Fargo Advantage Classic Value Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares outstanding voted "For"       22,210,002
Shares outstanding voted "Against"    2,259,520
Shares outstanding voted "Abstain"    2,058,969

On June 21, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage U.S. Value Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Wells Fargo Advantage U.S. Value Fund into Wells Fargo Advantage Disciplined Value Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares outstanding voted "For"       2,174,336
Shares outstanding voted "Against"      63,180
Shares outstanding voted "Abstain"     137,529

On June 18, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage Large Cap Appreciation Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Wells Fargo Advantage Large Cap Appreciation Fund into Wells Fargo Advantage Capital Growth Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares outstanding voted "For"       2,174,336
Shares outstanding voted "Against"      63,180
Shares outstanding voted "Abstain"     137,529

                 Wells Fargo Advantage Large Cap Stock Funds 213


Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the following Funds listed below designate a percentage of its ordinary income dividends distributed during the year ended July 31, 2010 as qualifying for the corporate dividends received deduction:

                                    Dividend-Received
                                     Deduction (% of
                                      ordinary Fund
                                    Income dividends)
                                    -----------------
CAPITAL GROWTH FUND                         100%
CLASSIC VALUE FUND                          100
CORE EQUITY FUND                            100
DISCIPLINED U.S. CORE FUND                  100
DISCIPLINED VALUE FUND                      100
ENDEAVOR SELECT FUND                      99.98
INTRINSIC VALUE FUND                        100
LARGE CAP CORE FUND                       96.11
LARGE CAP GROWTH FUND                       100
LARGE COMPANY VALUE FUND                    100
OMEGA GROWTH FUND                           100
PREMIER LARGE COMPANY GROWTH FUND           100
STRATEGIC LARGE CAP GROWTH FUND             100

Pursuant to Section 1(h)(11) of the Internal Revenue Code, the following Funds listed below designate the following amount(s) of their income dividends paid during the year ended July 31, 2010, as qualified dividend income (QDI):

                                        QDI
                                    -----------
CAPITAL GROWTH FUND                 $ 3,774,579
CLASSIC VALUE FUND                    5,653,781
CORE EQUITY FUND                      5,143,277
DISCIPLINED U.S. CORE FUND           10,325,123
DISCIPLINED VALUE FUND                1,710,132
ENDEAVOR SELECT FUND                  3,418,661
INTRINSIC VALUE FUND                  8,142,920
LARGE CAP CORE FUND                      67,790
LARGE CAP GROWTH FUND                   200,042
LARGE COMPANY VALUE FUND                850,142
OMEGA GROWTH FUND                     3,301,484
PREMIER LARGE COMPANY GROWTH FUND     2,221,476
STRATEGIC LARGE CAP GROWTH FUND       3,352,301

Puruant to Section 871(k)(1)(c) of the Code, the Fund designates the following amount of income dividends paid during the year ended July 31, 2010, as interest-related dividends:

                                    Interest-Related
                                        Dividends
                                    ----------------
CAPITAL GROWTH FUND                     $130,600
ENDEAVOR SELECT FUND                     163,412
LARGE CAP GROWTH FUND                      4,801
LARGE COMPANY VALUE FUND                   1,425

                 214 Wells Fargo Advantage Large Cap Stock Funds


Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                              Position Held and
Name and Age                Length of Service (2)           Principal Occupations During Past Five Years         Other Directorships
------------              -------------------------   --------------------------------------------------------   -------------------
Peter G. Gordon           Trustee, since 1998;        Co-Founder, Chairman, President and CEO of Crystal         None
67                        Chairman, since 2005        Geyser. Water Company.
                          (Lead Trustee since 2001)

Isaiah Harris, Jr.        Advisory Board              Retired. Prior thereto, President and CEO of BellSouth     CIGNA Corporation;
57                        Trustee, since 2008         Advertising and Publishing Corp from 2005 to 2007,         Deluxe Corporation
                                                      President and CEO of BellSouth Enterprises from 2004 to
                                                      2005 and President of BellSouth Consumer Services from
                                                      2000 to 2003. Currently a member of the Iowa State
                                                      University Foundation Board of Governors and a member of
                                                      the Advisory Board of Iowa State University School of
                                                      Business.

Dr. Leroy Keith, Jr.(3)   Trustee, since 2010         Chairman, Bloc Global Services (development and            Trustee, Phoenix
71                                                    construction), Trustee, Phoenix Fund Complex and           Fund Complex
                                                      Director, Diversapack Co. (packaging company). Trustee     (consisting of 46
                                                      of the Evergreen Funds from 1983 to 2010. Former           portfolios as of
                                                      Managing Director, Almanac Capital Management              12/31/09
                                                      (commodities firm), former Partner, Stonington Partners,
                                                      Inc. (private equity fund), former Director, Obagi
                                                      Medical Products Co. and former Director, Lincoln
                                                      Educational Services.

Judith M. Johnson         Trustee, since 2008         Retired. Prior thereto, Chief Executive Officer and        None
61                                                    Chief Investment Officer of Minneapolis Employees
                                                      Retirement Fund from 1996 to 2008. Ms. Johnson is a
                                                      certified public accountant and a certified managerial
                                                      accountant.

                                Wells Fargo Advantage Large Cap Stock Funds 215


Other Information (Unaudited)

                          Position Held and
Name and Age              Length of Service (2)       Principal Occupations During Past Five Years               Other Directorships
------------              -------------------------   --------------------------------------------------------   -------------------
David F. Larcker          Advisory Board              James Irvin Miller Professor of Accounting at the          None
59                        Trustee, since 2008         Graduate School of Business, Stanford University,
                                                      Director of Corporate Governance Research Program and
                                                      Co-Director of The Rock Center for Corporate Governance
                                                      since 2006. From 2005 to 2008, Professor of Accounting
                                                      at the Graduate School of Business, Stanford University.
                                                      Prior thereto, Ernst & Young Professor of Accounting at
                                                      The Wharton School, University of Pennsylvania from 1985
                                                      to 2005.

Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and Risk Management, Wharton        None
57                                                    School, University of Pennsylvania. Director of the
                                                      Boettner Center on Pensions and Retirement Research.
                                                      Research associate and board member, Penn Aging Research
                                                      Center. Research associate, National Bureau of Economic
                                                      Research.

Timothy J. Penny          Trustee, since 1996         President and CEO of Southern Minnesota Initiative         None
58                                                    Foundation, a non-profit organization, since 2007 and
                                                      Senior Fellow at the Humphrey Institute Policy Forum at
                                                      the University of Minnesota since 1995. Member of the
                                                      Board of Trustees of NorthStar Education Finance, Inc.,
                                                      a non-profit organization, since 2007.

Michael S. Scofield(3)    Trustee, since 2010         Trustee of the Evergreen Funds from 1984 to 2010.          None
67                                                    Retired Attorney, Law Offices of Michael S. Scofield and
                                                      former Director and Chairman, Branded Media Corporation
                                                      (multi-media branding company).

Donald C. Willeke         Trustee, since 1996         Principal of the law firm of Willeke & Daniels. General    None
70                                                    Counsel of the Minneapolis Employees Retirement Fund
                                                      from 1984 to present.

OFFICERS

                          Position Held and
Name and Age              Length of Service (2)       Principal Occupations During Past Five Years               Other Directorships
------------              -------------------------   --------------------------------------------------------   -------------------
Karla M. Rabusch          President, since 2003       Executive Vice President of Wells Fargo Bank, N.A. and     None
51                                                    President of Wells Fargo Funds Management, LLC since
                                                      2003. Senior Vice President and Chief Administrative
                                                      Officer of Wells Fargo Funds Management, LLC from 2001
                                                      to 2003.

C. David Messman          Secretary, since 2000;      Senior Vice President and Secretary of Wells Fargo Funds   None
50                        Chief Legal Counsel,        Management, LLC since 2001. Vice President and Managing
                          since 2003                  Senior Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(4)         Treasurer, since 2009       Senior Vice President of Wells Fargo Funds Management,     None
39                                                    LLC since 2009. Senior Vice President of Evergreen
                                                      Investment Management Company, LLC from 2006 to 2010.
                                                      Treasurer of the Evergreen Funds from 2005 to 2010. Vice
                                                      President and Assistant Vice President of Evergreen
                                                      Investment Services, Inc. from 1999 to 2006.

David Berardi(5)          Assistant Treasurer,        Vice President of Wells Fargo Funds Management, LLC        None
35                        since 2009                  since 2009. Vice President of Evergreen Investment
                                                      Management Company, LLC from 2008 to 2010. Assistant
                                                      Vice President of Evergreen Investment Services, Inc.
                                                      from 2004 to 2008. Manager of Fund Reporting and Control
                                                      for Evergreen Investment Management Company, LLC from
                                                      2004 to 2010.

                 216 Wells Fargo Advantage Large Cap Stock Funds


                                                   Other Information (Unaudited)

                          Position Held and
Name and Age              Length of Service (2)       Principal Occupations During Past Five Years               Other Directorships
------------              -------------------------   --------------------------------------------------------   -------------------
Jeremy DePalma(5)         Assistant Treasurer,        Senior Vice President of Wells Fargo Funds Management,     None
36                        since 2009                  LLC since 2009. Senior Vice President of Evergreen
                                                      Investment Management Company, LLC from 2008 to 2010.
                                                      Vice President, Evergreen Investment Services, Inc. from
                                                      2004 to 2007. Assistant Vice President, Evergreen
                                                      Investment Services, Inc. from 2000 to 2004 and the head
                                                      of the Fund Fund Reporting and Control Team within Fund
                                                      Administration form 2005 to 2010.

Debra Ann Early           Chief Compliance Officer,   Chief Compliance Officer of Wells Fargo Funds              None
46                        since 2007                  Management, LLC since 2007. Chief Compliance Officer of
                                                      Parnassus Investments from 2005 to 2007. Chief Financial
                                                      Officer of Parnassus Investments from 2004 to 2007 and
                                                      Senior Audit Manager of PricewaterhouseCoopers LLP from
                                                      1998 to 2004.

----------

(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective July 9, 2010.

(4.) Effective November 1, 2009.

(5.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                 Wells Fargo Advantage Large Cap Stock Funds 217


Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

CAPITAL GROWTH FUND, ENDEAVOR SELECT FUND, GROWTH FUND, LARGE CAP GROWTH FUND, AND LARGE COMPANY VALUE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved:

(i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Capital Growth Fund, Endeavor Select Fund, Growth Fund, Large Cap Growth Fund, and Large Company Value Fund (the "Funds");

(ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Capital Growth Fund, Endeavor Select Fund, Growth Fund and Large Cap Growth Fund; and

(iii) an investment sub-advisory agreement with Phocas Financial Corporation ("Phocas") for the Large Company Value Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Phocas (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

                218 Wells Fargo Advantage Large Cap Stock Funds


                                                   Other Information (Unaudited)

The Board noted that the performance of the Growth Fund was higher than the median performance of its Universe for all periods under review. The Board also noted that the performance of the Large Cap Growth Fund was higher than the median performance of its Universe for the periods under review, except for the 10-year period. The Board further noted that the performance of the Large Company Value Fund was higher than or not appreciably lower than the median performance of its Universe for the periods under review, except for the 1-year period for Class A and the Investor Class. The Board also noted that the performance of the Capital Growth Fund for the 3- and 5-year periods was lower than the median performance of its Universe and higher than the median performance of its Universe for the 1- and 10-year periods. The Board also noted that the performance of the Endeavor Select Fund was lower than the median performance of its Universe and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Endeavor Select Fund and requested continued reports on the performance of this Fund.

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group. The Board noted that the net operating expense ratio of the Growth Fund was in range of or lower than the median rate of its Expense Group, except for Class A and the Investor Class. The Board also noted that the net operating expense ratio of the Large Cap Growth Fund was higher than the median rate of its Expense Group. The Board further noted that the net operating expense ratio of the Large Company Value Fund was in range of or lower than the median rate of its Expense Group, except for the Investor Class. The Board also noted that the net operating expense ratio of the Capital Growth Fund was in range of or lower than the median rate of its Expense Group. The Board also noted that the net operating expense ratio of the Endeavor Select Fund was in range of the median rate of its Expense Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Large Cap Growth Fund were in range of the median rates of its Expense Group. The Board also noted that the Advisory Agreement Rates and Net Advisory Rates for the Capital Growth Fund and Endeavor Select Fund were in range of each Fund's Administrator Class and Institutional Class Expense Group median and higher than the Expense Group median for each Fund's other share classes. The Board further noted that the Advisory Agreement Rate for the Large Company Value Fund was in range of the median rate of its Expense Group, except for Class A and the Investor Class. The Board also noted that the Net Advisory Rate of the Large Company Value Fund was in range of or lower than the median rate of its Expense Group, except for its Investor Class. The Board noted that the Advisory Agreement Rate for the Growth Fund was higher than the Fund's Expense Group median for all of the share classes, except for Class I. The Board also noted that the Net Advisory Rate for the Growth Fund was higher than the Fund's Expense Group median for all of the share classes. The Board noted that Funds Management had agreed to continue contractual fee cap arrangements for the Funds, and agreed to additional contractual fee reductions that were designed

                 Wells Fargo Advantage Large Cap Stock Funds 219


Other Information (Unaudited)

to lower the Funds' expenses. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers and taking into account changes in Advisory Agreement Rates with respect to the Funds, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Phocas, which is not affiliated with Funds Management. The Board considered that the sub-advisory fee paid to Phocas had been negotiated by Funds Management on an arm's-length basis and that Phocas' profitability from its relationship with the Large Company Value Fund was not a material factor in determining whether to renew the Advisory Agreement.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by the Sub-Advisers to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board has reviewed information about the policies of the Sub-Advisers in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

                220 Wells Fargo Advantage Large Cap Stock Funds


Other Information (Unaudited)

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                222 Wells Fargo Advantage Large Cap Stock Funds


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

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More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)
PRINTED ON RECYCLED PAPER

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds        125329 09-10
                                                                                                       ALGLD/AR120 07-09

                                                                 WELLS ADVANTAGE
                                                                 FARGO FUNDS

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                                   (GRAPHIC)

Annual Report

July 31, 2010

WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM)

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ...................................................    2
PERFORMANCE HIGHLIGHTS ...................................................    6
FUND EXPENSES ............................................................   10
PORTFOLIO OF INVESTMENTS .................................................   11
FINANCIAL STATEMENTS
Statement of Assets and Liabilities ......................................   14
Statement of Operations ..................................................   15
Statements of Changes in Net Assets ......................................   16
Financial Highlights .....................................................   18
NOTES TO FINANCIAL STATEMENTS ............................................   20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   24
OTHER INFORMATION ........................................................   25
LIST OF ABBREVIATIONS ....................................................   31

The views expressed are as of July 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1932 KEYSTONE CREATES ONE OF THE FIRST MUTUAL FUND FAMILIES.

1971 WELLS FARGO & COMPANY INTRODUCES ONE OF THE FIRST INSTITUTIONAL INDEX
     FUNDS.

1978 WELLS FARGO APPLIES MARKOWITZ AND SHARPE'S RESEARCH ON MODERN PORTFOLIO
     THEORY TO INTRODUCE ONE OF THE INDUSTRY'S FIRST TACTICAL ASSET ALLOCATION
     (TAA) MODELS IN INSTITUTIONAL SEPARATELY MANAGED ACCOUNTS.

1984 WELLS FARGO STAGECOACH FUNDS LAUNCHES ITS FIRST ASSET ALLOCATION FUND.

1989 THE TACTICAL ASSET ALLOCATION (TAA) MODEL IS FIRST APPLIED TO WELLS FARGO'S
     ASSET ALLOCATION MUTUAL FUNDS.

1994 WELLS FARGO INTRODUCES THE LIFEPATH FUNDS, ONE OF THE FIRST SUITES OF
     TARGET DATE FUNDS (NOW THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM)).

1996 EVERGREEN INVESTMENTS AND KEYSTONE FUNDS MERGE.

1997 WELLS FARGO LAUNCHES WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM), A
     FUND-OF-FUNDS SUITE OF PRODUCTS THAT INCLUDES THE USE OF QUANTITATIVE MODELS TO SHIFT ASSETS AMONG INVESTMENT STYLES.

1999 NORWEST ADVANTAGE FUNDS AND STAGECOACH FUNDS ARE REORGANIZED INTO WELLS
     FARGO FUNDS AFTER THE MERGER OF NORWEST AND WELLS FARGO.

2002 EVERGREEN RETAIL AND EVERGREEN INSTITUTIONAL COMPANIES FORM THE UMBRELLA
     ASSET MANAGEMENT COMPANY, EVERGREEN INVESTMENTS.

2005 THE INTEGRATION OF STRONG FUNDS WITH WELLS FARGO FUNDS CREATES WELLS FARGO
     ADVANTAGE FUNDS, RESULTING IN ONE OF THE TOP 20 MUTUAL FUND COMPANIES IN THE UNITED STATES.

2006 WELLS FARGO ADVANTAGE FUNDS RELAUNCHES THE TARGET DATE PRODUCT LINE AS
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS.

2010 THE MERGERS AND REORGANIZATIONS OF EVERGREEN AND WELLS FARGO ADVANTAGE
     MUTUAL FUNDS ARE COMPLETED, UNIFYING THE FAMILIES UNDER THE BRAND OF WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS(R). Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 120 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $230 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JULY 31, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS

Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS

100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)

VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY Fund(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

               2 Wells Fargo Advantage Social Sustainability Fund


                                                          Letter to Shareholders
(PHOTO OF KARLA M. RABUSCH)
KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

ECONOMIC GROWTH WAS SOLID THROUGHOUT THE PERIOD, AS THE ECONOMY BEGAN TO RECOVER FROM THE DEEPEST RECESSION SINCE THE 1930S.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM) for the 12-month period that ended July 31, 2010. Signs of economic improvement moderated during the period, and the financial markets experienced their first significant correction since the powerful rally began in March 2009. Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing out on potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was solid throughout the period, as the economy began to recover from the deepest recession since the 1930s. Gross Domestic Product (GDP) became positive in the third quarter of 2009 after contracting in four consecutive quarters--something not seen in at least 60 years. GDP growth was 3.7% and 2.4% in the first and second quarters of 2010, respectively. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009; however, questions remained over the sustainability of the recovery, and by the end of the period, the National Bureau of Economic Research had not officially declared an end to the recession.

THE UNEMPLOYMENT RATE EDGED DOWN BUT REMAINED ELEVATED.

Employment data turned positive during the period. The unemployment rate peaked at 10.1% in October 2009--its highest level in more than 25 years--and edged down to 9.5% in June 2010. U.S. employers added 313,000 workers in April and 433,000 workers in May. Payroll employment declined in June, but that was the result of a decline in the number of temporary government employees working on Census 2010. Private-sector payrolls increased by 83,000 workers in June, and for the first half of 2010, they increased by 593,000. Still, more than 8 million jobs were lost during the recession, and by the end of the period, the number of long-term unemployed--those out of work for 27 weeks or longer--remained elevated at 6.8 million.

Other economic data were mixed during the period, raising some concerns about the potential sustainability of the recovery. Retail sales were strong through April 2010 but then declined in May and June. Consumer confidence weakened in the final months of the period as consumers remained concerned about income and job prospects, although much of the weakness came from areas affected by the oil spill in the Gulf of Mexico. New and existing home sales also weakened in the final months of the period as the government tax credit ended, renewing concerns about the ongoing fragility of the housing market. On the positive side, industrial production continued to see gains, inflation remained subdued, and interest rates remained at historically low levels.

               Wells Fargo Advantage Social Sustainability Fund 3


Letter to Shareholders

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period, which indicates that the trillions of dollars of government stimulus added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%--which it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. After concluding its purchases of longer-term Treasuries in October 2009, it also ended its program to invest in mortgage-backed securities in March 2010.

The FOMC's final statement during the period noted a continuation of the economic recovery and gradual improvement in the labor market. It also cited increases in both household and business spending. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

FINANCIAL MARKETS SAW A SHIFT IN SENTIMENT AS VOLATILITY SPIKED.

The equity markets saw a significant shift in sentiment during the period. The strong rally that began in March 2009 continued through April 2010, but growing concerns about the strength of global economic growth resulted in a rapid correction in May and June. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined during the early months of the period to the lows of early 2008 but then spiked in May to levels last seen in early 2009. Although volatility moderated in June and July, the VIX remained elevated through the end of the period.

Despite the macroeconomic concerns, strong corporate earnings helped support the equity markets through the end of the first-quarter reporting season in April 2010. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts' estimates for the first quarter of 2010. For the nine-month period through April 2010, the S&P 500 Index gained 20.1%, the NASDAQ Composite Index gained 24.3%, and the Dow Jones Industrial Average gained 20.0%.

As the earnings season ended, however, investor focus shifted from improving corporate fundamentals to macroeconomic concerns about sovereign debt, slowing economic growth in China, and fear of a potential double-dip U.S. recession. Those concerns led to a significant correction in the equity markets during May and June 2010. During that two-month period, the S&P 500 Index declined 13.1%, the NASDAQ Composite Index declined 14.3%, and the Dow Jones Industrial Average declined 11.2%.

In July, investor focus returned to fundamentals as companies began to report second-quarter earnings. With more than 60% of companies in the S&P 500 Index reporting, more than three-quarters had again exceeded analysts' estimates. That fundamental strength provided renewed support for the equity markets, with each of the three indices gaining approximately 7% for the month.

THE STRONG RALLY THAT BEGAN IN MARCH 2009 CONTINUED THROUGH APRIL 2010, BUT GROWING CONCERNS ABOUT THE STRENGTH OF GLOBAL ECONOMIC GROWTH RESULTED IN A RAPID CORRECTION IN MAY AND JUNE.

               4 Wells Fargo Advantage Social Sustainability Fund


                                                          Letter to Shareholders

For the full 12-month period, the S&P 500 Index advanced 13.84%, the NASDAQ Composite Index advanced 13.9%, and the Dow Jones Industrial Average advanced 14.1%. Over the period, the Russell Midcap(R) Index advanced 23.3%, the Russell 2000(R) Index of small cap stocks advanced 18.2%, and the Russell 1000(R) Index of large cap stocks advanced 14.5%. Among investment styles, value outperformed growth across the capitalization spectrum.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The period saw renewed volatility and a correction in the equity markets. We believe, however, that the significant rebound that began in March 2009 underscores the importance of maintaining a focus on long-term investment goals through periods of volatility, so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

               6 Wells Fargo Advantage Social Sustainability Fund


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND (the Fund) seeks long-term capital appreciation by investing in securities which meet the Fund's investment and social sustainability criteria.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Nelson Capital Management

PORTFOLIO MANAGERS

Scott C. Benner, CFA
Lloyd Kurtz, CFA
Jonathan Manchester, CFA, CFP
Frank Marcoux, CFA
Suanne Ramar, CFA

FUND INCEPTION

September 30, 2008

12-MONTH TOTAL RETURN AS OF JULY 31, 2010
(EXCLUDING SALES CHARGES)

                   1-Year
                   ------
Class A             8.75%
S&P 500 Index(1)   13.84%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 1.25 % AND 17.37%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH NOVEMBER 30, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

                                             WELLS FARGO ADVANTAGE SOCIAL
              WELLS FARGO ADVANTAGE SOCIAL      SUSTAINABILITY FUND -
             SUSTAINABILITY FUND - CLASS A      ADMINISTRATOR CLASS         S&P 500 INDEX
             -----------------------------   ----------------------------   -------------
 9/30/2008                9,425                           10,000               10,000
10/31/2008                8,143                            8,640                8,321
11/30/2008                7,672                            8,150                7,723
12/31/2008                7,691                            8,160                7,806
 1/31/2009                6,975                            7,400                7,148
 2/28/2009                6,305                            6,690                6,387
 3/31/2009                6,833                            7,260                6,946
 4/30/2009                7,465                            7,920                7,611
 5/31/2009                7,757                            8,250                8,037
 6/30/2009                7,870                            8,360                8,053
 7/31/2009                8,398                            8,920                8,662
 8/31/2009                8,652                            9,200                8,974
 9/30/2009                9,048                            9,620                9,309
10/31/2009                8,992                            9,570                9,136
11/30/2009                9,387                            9,980                9,684
12/31/2009                9,642                           10,265                9,871
 1/31/2010                9,227                            9,821                9,516
 2/28/2010                9,472                           10,083                9,811
 3/31/2010                9,991                           10,638               10,403
 4/30/2010               10,000                           10,648               10,567
 5/31/2010                9,133                            9,730                9,724
 6/30/2010                8,586                            9,155                9,215
 7/31/2010                9,133                            9,740                9,860

----------
(1.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 Index is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SOCIAL
     SUSTAINABILITY FUND'S Class A and Administrator Class shares for the life of the Fund with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

               Wells Fargo Advantage Social Sustainability Fund 7


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Unfavorable security selection in the information technology, consumer staples, and materials sectors detracted from the Fund's performance versus the benchmark for the 12-month period that ended July 31, 2010. Strong security selection in the energy and health care sectors slightly offset these detractors. A modest overweight to the consumer discretionary sector and underweights in defensive sectors such as utilities and telecommunication services also aided relative results.

- Our high-quality and mega-capitalization bias caused us to underperform during the period as the smaller and lower-quality companies included in the S&P 500 Index significantly outperformed.

- Significant overweights to commercial bank PNC Financial Services Group Inc., electrical equipment firm Emerson Electric Co., and energy equipment and services company Cameron International Corporation were strong positive contributors to relative performance. Detractors included food and staples retailer CVS Caremark Corporation, capital equipment company Applied Materials Inc., energy equipment and services company Noble Corporation, and software company Adobe Systems Inc.

- We continue to invest in fundamentally sound, high-quality companies that trade at attractive valuations. We believe that the small capitalization-led rally will eventually give way to market leadership by larger, cheaper, and higher-quality companies.

THE S&P 500 INDEX EXPERIENCED A STRONG POST-RECESSION REBOUND AFTER TOUCHING A LOW OF 666 IN EARLY MARCH 2009.

The strong stock market rally off the March 2009 lows was led primarily by smaller constituents of the S&P 500 Index and companies of arguably lower quality. Our high-quality and mega-capitalization bias caused us to underperform during the period. It is not unusual to see lower-quality, smaller-capitalization companies outperform in the early stages of recovery as speculative activity runs high. We continue to believe that ownership of high-quality, large multinationals will pay off over time as the market readjusts to the current realities of moderating growth. Moreover, in our view, many of the companies that we own are trading at attractive valuations given their relative stability and earnings predictability.

TEN LARGEST EQUITY HOLDINGS(3)
(AS OF JULY 31,2010)

Microsoft Corporation                       3.44%
Google Incorporated Class A                 3.39%
Emerson Electric Company                    3.34%
Cameron International Corporation           3.01%
General Mills Incorporated                  2.98%
Hewlett-Packard Company                     2.95%
PNC Financial Services Group Incorporated   2.95%
Apache Corporation                          2.70%
Prudential Financial Incorporated           2.68%
CVS Caremark Corporation                    2.67%

----------
(3.) The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

               8 Wells Fargo Advantage Social Sustainability Fund


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND (CONTINUED)

WE TRANSITIONED THE PORTFOLIO IN AN EFFORT TO BENEFIT FROM THE MODERATE ECONOMIC RECOVERY.

We increased exposure to the financials sector throughout the period, and our holdings in the sector performed slightly better than those in the benchmark. One of our largest overweights versus the sector was in commercial bank PNC Financial Services. The market decline of 2008 to 2009 and the related credit crisis afforded PNC Financial the opportunity to acquire competitor National City Corporation at an attractive price. Moreover, PNC Financial's approximately 35% ownership of asset manager BlackRock gives PNC the ability to benefit from any recovery in the global capital markets.

Emerson Electric was another strong performer. The company--which offers products such as valves, regulators, and measurement and analytical instruments-- benefits from the ongoing manufacturing and industrial infrastructure investments occurring in some of the world's emerging markets.

SECTOR DISTRIBUTION(4)
(AS OF JULY 31, 2010)

                                  (PIE CHART)

Telecommunication Services    (1%)
Utilities                     (2%)
Consumer Discretionary       (11%)
Consumer Staples             (10%)
Energy                        (8%)
Financials                   (19%)
Health Care                  (15%)
Industrials                  (11%)
Information Technology       (20%)
Materials                     (3%)

Within the technology sector, we believe there is opportunity in some of the larger-capitalization companies, many of which have ample cash reserves and international exposure to faster-growing economies. Our recent purchase of EMC Corporation fit the bill well. We sold ADP from the portfolio in June, as historically low interest rates and high unemployment moderated expectations in that name.

During the period, we instituted an overweight position in the health care sector with purchases of biotechnology company Amgen Inc. and pharmaceutical company Pfizer Inc. With the uncertainty surrounding health care reform removed, we believe that large-cap health care stocks are attractively valued. As of the end of the period, we had an underweight to the energy sector, largely due to our decision to sell shares in BP PLC after the oil spill in the Gulf of Mexico. Although BP passed our initial social screens, we sold the shares because we believed that it would be extremely difficult to assess the total costs of the accident cleanup and remediation.

THE RECOVERY IS UNFOLDING, ALBEIT AT A REDUCED RATE.

Recent economic statistics suggest that the recovery is hitting a soft patch. Corporate earnings growth has been robust, in part because of cost cutting, but revenue growth has been slower to materialize. Unemployment and housing remain two of the most pressing macroeconomic concerns; history tells us that unemployment will be among the last indicators to improve. We anticipate that consumer-related sectors will experience only mild growth patterns until unemployment and housing stabilize.

The Federal Reserve and central banks around the world continue to help support the global economy by keeping short-term interest rates at or near historic lows. We believe that we have positioned the portfolio to benefit from the unfolding global recovery.

----------
(4.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

               Wells Fargo Advantage Social Sustainability Fund 9


Performance Highlights (Unaudited)

                    WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND (CONTINUED)


AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JULY 31, 2010)

                                    Including Sales Charge              Excluding Sales Charge        Expense Ratio(5)
                              ---------------------------------   ---------------------------------   ----------------
                              6-Months*   1-Year   Life of Fund   6-Months*   1-Year   Life of Fund   Gross    Net(6)
                              ---------   ------   ------------   ---------   ------   ------------   -----   --------
Class A (WSSAX)                 (6.74)     2.54       (4.83)        (1.02)      8.75      (1.70)      17.37%    1.25%
Class C (WSRCX)                 (2.25)     7.08       (2.40)        (1.25)      8.08      (2.40)      16.14%    2.00%
Administrator Class (WSRAX)                                         (0.82)      9.19      (1.43)      14.16%    1.00%
S&P 500 Index(1)                                                     3.61      13.84      (0.77)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Because the social screens applied to the Fund's investments may exclude securities of certain issuers, industries, and sectors for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these screens. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and social investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) Reflects the expense ratios as stated in the December 1, 2009 prospectus.

(6.) Effective December 1, 2009, the investment adviser has contractually committed through November 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

              10 Wells Fargo Advantage Social Sustainability Fund


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning         Ending
                                             Account Value   Account Value     Expenses Paid      Net Annual
                                               02-01-2010      07-31-2010    During Period(1)   Expense Ratio
                                             -------------   -------------   ----------------   -------------
CLASS A
  Actual                                       $1,000.00       $  989.79           $6.17            1.25%
  Hypothetical (5% return before expenses)     $1,000.00       $1,018.60           $6.26            1.25%
CLASS C
  Actual                                       $1,000.00       $  987.54           $9.86            2.00%
  Hypothetical (5% return before expenses)     $1,000.00       $1,014.88           $9.99            2.00%
ADMINISTRATOR CLASS
  Actual                                       $1,000.00       $  991.78           $4.94            1.00%
  Hypothetical (5% return before expenses)     $1,000.00       $1,019.84           $5.01            1.00%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

               Wells Fargo Advantage Social Sustainability Fund 11


Portfolio of Investments--July 31, 2010

 SHARES    SECURITY NAME                                                VALUE
--------   --------------------------------------------------------   ----------
COMMON STOCKS: 99.45%
CONSUMER DISCRETIONARY: 11.04%
HOTELS, RESTAURANTS, & LEISURE: 1.98%
   4,344   STARBUCKS CORPORATION                                      $  107,948
                                                                      ----------
INTERNET & CATALOG RETAIL: 1.69%
   4,043   EXPEDIA INCORPORATED                                           91,695
                                                                      ----------
MEDIA: 1.76%
   2,834   WALT DISNEY COMPANY                                            95,477
                                                                      ----------
MULTILINE RETAIL: 1.68%
   1,782   TARGET CORPORATION                                             91,452
                                                                      ----------
SPECIALTY RETAIL: 2.22%
   2,905   TJX COMPANIES INCORPORATED                                    120,616
                                                                      ----------
TEXTILES, APPAREL, & LUXURY GOODS: 1.71%
   1,261   NIKE INCORPORATED CLASS B                                      92,860
                                                                      ----------
CONSUMER STAPLES: 10.03%
FOOD & STAPLES RETAILING: 4.39%
   1,638   COSTCO WHOLESALE CORPORATION                                   92,891
   4,750   CVS CAREMARK CORPORATION                                      145,778
                                                                         238,669
                                                                      ----------
FOOD PRODUCTS: 2.99%
   4,750   GENERAL MILLS INCORPORATED                                    162,450
                                                                      ----------
HOUSEHOLD PRODUCTS: 2.65%
   2,352   PROCTER & GAMBLE COMPANY                                      143,848
                                                                      ----------
ENERGY: 8.35%
ENERGY EQUIPMENT & SERVICES: 3.55%
   4,149   CAMERON INTERNATIONAL CORPORATION+                            164,259
     890   NOBLE CORPORATION                                              28,925
                                                                         193,184
                                                                      ----------
OIL, GAS, & CONSUMABLE FUELS: 4.80%
   1,541   APACHE CORPORATION                                            147,289
   1,690   NOBLE ENERGY INCORPORATED                                     113,331
                                                                         260,620
                                                                      ----------
FINANCIALS: 17.04%
CAPITAL MARKETS: 1.80%
     973   FRANKLIN RESOURCES INCORPORATED                                97,864
                                                                      ----------
COMMERCIAL BANKS: 6.65%
   2,707   PNC FINANCIAL SERVICES GROUP INCORPORATED                     160,769
   1,160   TORONTO-DOMINION BANK ADR                                      82,580
   4,942   US BANCORP                                                    118,114
                                                                         361,463
                                                                      ----------

               12 Wells Fargo Advantage Social Sustainability Fund


                                         Portfolio of Investments--July 31, 2010

 SHARES    SECURITY NAME                                                VALUE
--------   --------------------------------------------------------   ----------
CONSUMER FINANCE: 1.73%
   2,215   CAPITAL ONE FINANCIAL CORPORATION                          $   93,761
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES: 2.04%
   2,753   JPMORGAN CHASE & COMPANY                                      110,891
                                                                      ----------
INSURANCE: 4.82%
   2,185   ACE LIMITED                                                   115,980
   2,549   PRUDENTIAL FINANCIAL INCORPORATED                             146,032
                                                                         262,012
                                                                      ----------
HEALTH CARE: 14.44%
BIOTECHNOLOGY: 1.95%
   1,947   AMGEN INCORPORATED+                                           106,170
                                                                      ----------
HEALTH CARE EQUIPTMENT & SUPPLIES: 4.18%
   1,779   BECTON DICKINSON & COMPANY                                    122,395
   2,245   STRYKER CORPORATION                                           104,550
                                                                         226,945
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES: 2.42%
   1,800   LABORATORY CORPORATION OF AMERICA HOLDINGS+                   131,364
                                                                      ----------
PHARMACEUTICALS: 5.89%
   2,467   JOHNSON & JOHNSON                                             143,308
   1,586   NOVARTIS AG ADR                                                77,302
   6,624   PFIZER INCORPORATED                                            99,360
                                                                         319,970
                                                                      ----------
INDUSTRIALS: 10.76%
ELECTRICAL EQUIPMENT: 3.36%
   3,680   EMERSON ELECTRIC COMPANY                                      182,307
                                                                      ----------
INDUSTRIAL CONGLOMERATES: 1.97%
   1,253   3M COMPANY                                                    107,182
                                                                      ----------
MACHINERY: 1.54%
   1,925   ILLINOIS TOOL WORKS INCORPORATED                               83,738
                                                                      ----------
PROFESSIONAL SERVICES: 1.98%
   2,244   MANPOWER INCORPORATED                                         107,667
                                                                      ----------
ROAD & RAIL: 1.91%
   1,845   NORFOLK SOUTHERN CORPORATION                                  103,818
                                                                      ----------
INFORMATION TECHNOLOGIES: 21.46%
COMMUNICATIONS EQUIPMENT: 4.45%
   5,949   CISCO SYSTEMS INCORPORATED+                                   137,243
   2,736   QUALCOMM INCORPORATED                                         104,187
                                                                         241,430
                                                                      ----------
COMPUTERS & PERIPHERALS: 4.60%
   4,500   EMC CORPORATION+                                               89,055
   3,494   HEWLETT-PACKARD COMPANY                                       160,864
                                                                         249,919
                                                                      ----------
INTERNET SOFTWARE & SERVICES: 3.40%
     381   GOOGLE INCORPORATED CLASS A+                                  184,728
                                                                      ----------

               Wells Fargo Advantage Social Sustainability Fund 13


Portfolio of Investments--July 31, 2010

 SHARES    SECURITY NAME                                                 VALUE
--------   --------------------------------------------------------   ----------
IT SERVICES: 2.18%
   2,991   ACCENTURE PLC                                              $  118,563
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPTMENT: 1.64%
   7,554   APPLIED MATERIALS INCORPORATED                                 89,137
                                                                      ----------
SOFTWARE: 5.19%
   3,283   ADOBE SYSTEMS INCORPORATED+                                    94,288
   7,279   MICROSOFT CORPORATION                                         187,871
                                                                         282,159
                                                                      ----------
MATERIALS: 2.70%
CHEMICALS: 1.02%
     530   POTASH CORPORATION OF SASKATCHEWAN                             55,581
                                                                      ----------
METALS & MINING: 1.68%
   2,328   NUCOR CORPORATION                                              91,118
                                                                      ----------
TELECOMMUNICATIONS SERVICES: 1.36%
WIRELESS TELECOMMUNICATION SERVICES: 1.36%
   3,136   VODAFONE GROUP PLC ADR                                         73,633
                                                                      ----------
UTILITIES: 2.27%
GAS UTILITIES: 1.36%
   1,080   AGL RESOURCES INCORPORATED                                     41,040
   1,214   UGI CORPORATION                                                32,729
                                                                          73,769
                                                                      ----------
MULTI-UTILITIES: 0.91%
   1,071   CONSOLIDATED EDISON INCORPORATED                               49,395
                                                                      ----------
TOTAL COMMON STOCKS (COST $5,287,511)                                  5,403,403
                                                                      ----------

                                                              YIELD
                                                              -----
SHORT-TERM INVESTMENTS: 0.94%
INVESTMENT COMPANIES: 0.94%
  51,064   WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET
           FUND(l)(u)                                          0.16%      51,064
                                                                      ----------
TOTAL SHORT-TERM INVESTMENTS (COST $51,064)                               51,064
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES
(COST $5,338,575)*                  100.39%                            5,454,467
OTHER ASSETS AND LIABILITIES, NET    (0.39)                              (20,944)
                                    ------                            ----------
TOTAL NET ASSETS                    100.00%                           $5,433,523
                                    ------                            ----------

----------
(l)  Investment in an affiliate.

+    Non-income earning securities.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $5,344,996 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 240,026
Gross unrealized depreciation    (130,555)
                                ---------
Net unrealized appreciation     $ 109,471

The accompanying notes are an integral part of these financial statements.

              14 Wells Fargo Advantage Social Sustainability Fund

                              Statement of Assets and Liabilities--July 31, 2010

ASSETS
   Investments
      In unaffiliated securities, at value .......................   $ 5,403,403
      In affiliated securities, at value .........................        51,064
                                                                     -----------
   Total investments, at value ...................................     5,454,467
   Dividends receivable ..........................................        10,985
   Receivable from advisor .......................................        11,339
   Prepaid expenses ..............................................         2,971
                                                                     -----------
Total assets .....................................................     5,479,762
                                                                     -----------
LIABILITIES
   Distribution fees payable .....................................         1,330
   Due to other related parties ..................................           847
   Professional fees payable .....................................        24,545
   Registration fees payable .....................................        19,517
                                                                     -----------
Total liabilities ................................................        46,239
                                                                     -----------
NET ASSETS .......................................................   $ 5,433,523
                                                                     ===========
NET ASSETS REPRESENTED BY
   Paid-in capital ...............................................   $ 5,313,017
   Undistributed net investment income ...........................        16,941
   Accumulated net realized losses on investments ................       (12,339)
   Net unrealized gains on investments ...........................       115,904
                                                                     -----------
TOTAL NET ASSETS .................................................   $ 5,433,523
                                                                     ===========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ..........................................   $   798,392
   Shares outstanding - Class A ..................................        82,358
   Net asset value per share - Class A ...........................   $      9.69
   Maximum offering price per share - Class A ....................   $     10.28(2)
   Net assets - Class C ..........................................   $   271,862
   Shares outstanding - Class C ..................................        28,590
   Net asset value per share - Class C ...........................   $      9.51
   Net assets - Administrator Class ..............................   $ 4,363,269
   Shares outstanding - Administrator Class ......................       452,255
   Net asset value per share - Administrator Class ...............   $      9.65
Total investments, at cost .......................................   $ 5,338,575
                                                                     -----------

----------
(1.) The Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage Social Sustainability Fund 15


Statement of Operations--For the Year Ended July 31, 2010

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $415) ..........   $    71,384
   Income from affiliated securities .............................             6
                                                                     -----------
Total investment income ..........................................        71,390
                                                                     -----------
EXPENSES
   Advisory fee ..................................................        27,706
   Administration fees
      Fund level .................................................         1,990
      Class A ....................................................         1,779
      Class C ....................................................           538
      Administrator Class ........................................         3,148
   Custody fees ..................................................         2,109
   Shareholder servicing fees
      Class A ....................................................         1,597
      Class C ....................................................           484
      Administrator Class ........................................         7,870
   Accounting fees ...............................................        12,585
   Distribution fees
      Class C ....................................................         1,450
   Professional fees .............................................        44,489
   Registration fees .............................................        57,840
   Shareholder reports expenses ..................................        22,936
   Trustees' fees and expenses ...................................        10,549
   Other fees and expenses .......................................         1,445
                                                                     -----------
Total expenses ...................................................       198,515
LESS
   Fee waivers and/or expense reimbursements .....................      (155,166)
                                                                     -----------
Net expenses .....................................................        43,349
                                                                     -----------
Net investment income ............................................        28,041
                                                                     -----------
NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
Net realized gains from unaffiliated securities ..................        54,713
Net change in unrealized gains or losses on unaffiliated
   securities ....................................................          (551)
                                                                     -----------
Net realized and unrealized gains or losses on investments .......        54,162
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   $    82,203
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

               16 Wells Fargo Advantage Social Sustainability Fund


                                             Statements of Changes in Net Assets

                                                                            For the                  For the
                                                                          Year Ended               Period Ended
                                                                         July 31, 2010            July 31, 2009*
                                                                    -----------------------   ----------------------
OPERATIONS
   Net investment income ........................................                  $  28,041                $  14,264
   Net realized gains or losses on investments ..................                     54,713                  (67,052)
   Net change in unrealized gains or losses on investments ......                       (551)                 116,455
Net increase in net assets resulting from operations ............                     82,203                   63,667
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class C ...................................................                       (942)                       0
      Administrator Class .......................................                    (24,422)                       0
Total distributions to shareholders .............................                    (25,364)                       0

                                                                       Shares                   Shares
                                                                    -----------                ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Class A ...................................................        82,953      828,298      30,080      252,219
      Class C ...................................................        14,509      143,007      14,870      115,946
      Administrator Class .......................................       312,760    3,136,292     203,385    1,780,641
                                                                                  ----------               ----------
                                                                                   4,107,597                2,148,806
                                                                                  ----------               ----------
   Net asset value of shares issued in reinvestment of
      distributions
      Class C ...................................................            95          942           0            0
      Administrator Class .......................................           934        9,306           0            0
                                                                                  ----------               ----------
                                                                                      10,248                        0
                                                                                  ----------               ----------
   Payment for shares redeemed
      Class A ...................................................       (30,434)    (301,378)       (241)      (1,954)
      Class C ...................................................          (884)      (8,628)          0            0
      Administrator Class .......................................       (56,424)    (568,655)     (8,400)     (73,019)
                                                                                  ----------               ----------
                                                                                    (878,661)                 (74,973)
                                                                                  ----------               ----------
Net increase in net assets resulting from capital share
   transactions .................................................                  3,239,184                2,073,833
                                                                                  ----------               ----------
Total increase in net assets ....................................                  3,296,023                2,137,500
                                                                                  ----------               ----------
NET ASSETS
Beginning of period .............................................                  2,137,500                        0
                                                                                  ----------               ----------
End of period ...................................................                 $5,433,523               $2,137,500
                                                                                  ----------               ----------
UNDISTRIBUTED NET INVESTMENT INCOME .............................                 $   16,941               $   14,264
                                                                                  ==========               ==========

----------
* For the period from September 30, 2008 (commencement of operations) to July 31, 2009.

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

               18 Wells Fargo Advantage Social Sustainability Fund


                                                            Financial Highlights

                                                 Beginning                 Net Realized    Distributions
                                                 Net Asset       Net      and Unrealized     from Net
                                                 Value Per   Investment    Gain (Loss)      Investment
                                                   Share       Income     on Investments      Income
                                                 ---------   ----------   --------------   -------------
Class A
August 1, 2009 to July 31, 2010 ..............     $ 8.91       0.03           0.75            0.00
September 30, 2008 to July 31, 2009(1) .......     $10.00       0.02          (1.11)           0.00
Class C
August 1, 2009 to July 31, 2010 ..............     $ 8.85       0.00           0.72           (0.06)
September 30, 2008 to July 31, 2009(1) .......     $10.00       0.01          (1.16)           0.00
Administrator Class
August 1, 2009 to July 31, 2010 ..............     $ 8.92       0.06           0.76           (0.09)
September 30, 2008 to July 31, 2009(1) .......     $10.00       0.07          (1.15)           0.00

----------
(1.) For the period from September 30, 2008 (commencement of class operations), to July 31, 2009.

(2.) Total return calculations would have been lower had certain expense not been waived or reimbursed during the periods shown. Return for periods of less than one year are not annualized.

(3.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Advantage Social Sustainability Fund 19


Financial Highlights

            Ratio to Average Net Assets (Annualized)
  Ending    ---------------------------------------
Net Asset       Net                                                Portfolio    Net Assets at
Value Per   Investment        Gross          Net        Total       Turnover    End of Period
  Share       Income        Expenses      Expenses     Return(2)    Rate(3)    (000's omitted)
---------   ----------      --------      --------     ---------   ---------   ---------------
  $9.69        0.52%          5.03%         1.25%        8.75%        37%          $  798
  $8.91        0.95%         17.43%         1.25%      (10.90)%       12%          $  266
  $9.51       (0.20)%         5.93%         2.00%        8.08%        37%          $  272
  $8.85        0.41%         16.14%         2.00%      (11.50)%       12%          $  132
  $9.65        0.80%          4.92%         1.00%        9.19%        37%          $4,363
  $8.92        1.43%         14.12%         1.00%      (10.80)%       12%          $1,740

               20 Wells Fargo Advantage Social Sustainability Fund


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Wells Fargo Advantage Social Sustainability Fund (the "Fund") is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

               Wells Fargo Advantage Social Sustainability Fund 21


Notes to Financial Statements

FEDERAL AND OTHER TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund's income and federal excise tax returns and all financial records supporting those returns for all taxable years since the commencement of operations of the Fund are subject to examination by the federal and Delaware revenue authorities.

As of July 31, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $5,906 expiring in 2017.

CLASS ALLOCATIONS

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                            Significant Other       Significant
                            Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES     (Level 1)         (Level 2)            (Level 3)           Total
-------------------------   -------------   -----------------   -------------------   ----------
EQUITY SECURITIES
   COMMON STOCKS              $5,403,403           $0                    $0           $5,403,403
INVESTMENT COMPANIES              51,064            0                     0               51,064
                              $5,454,467           $0                    $0           $5,454,467

Further details on the major security types listed above can be found in the Fund's Portfolio of Investments.

               22 Wells Fargo Advantage Social Sustainability Fund


                                                   Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is paid an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to July 12, 2010, the Fund paid an annual advisory fee which started at 0.70% and declined to 0.55% as the average daily net assets of the Fund increased. For the year ended July 31, 2010, the advisory fee was equivalent to an annual rate of 0.70% of the Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Nelson Capital Management, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund the following annual fees:

                                          Administration Fees
                        Average Daily        (% of Average
                          Net Assets       Daily Net Assets)
                      -----------------   -------------------
Fund level            First $5 billion          0.05%
                      Next $5 billion           0.04
                      Over $10 billion          0.03
Class A and Class C   All asset levels          0.26*
Administrator Class   All asset levels          0.10

* Prior to July 12, 2010, the class level administration fee for Class A and Class C was 0.28%.

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the year ended July 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

CUSTODY AND FUND ACCOUNTING FEES

State Street Bank and Trust Company ("State Street") provides custody and fund accounting services to the Fund. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Fund. For providing fund accounting services to the Fund, State Street is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services.

Prior to August 31, 2009, Wells Fargo Bank, N.A. provided custody services to the Fund and received a monthly fee at an annual rate of 0.02% of the average daily net assets of the Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Fund prior to this date and received an annual asset-based fee and an annual fixed fee from the Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

               Wells Fargo Advantage Social Sustainability Fund 23


Notes to Financial Statements

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets of the class.

For the year ended July 31, 2010, Wells Fargo Funds Distributor, LLC received $4,576 from the sale of Class A shares and $28 in contingent deferred sales charges from redemptions of Class C shares.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $4,714,167 and $1,439,939, respectively, for the year ended July 31, 2010.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Fund participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended July 31, 2010, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended July 31, 2010 was $25,364 of ordinary income. No distributions were paid for the year ended July 31, 2009.

As of July 31, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

  Undistributed     Unrealized     Capital Loss
 Ordinary Income   Appreciation    Carryforward
----------------   ------------   -------------
    $16,941          $109,471       $(5,906)

8. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

              24 Wells Fargo Advantage Social Sustainability Fund


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Social Sustainability Fund (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended July 31, 2010 and for the period September 30, 2008 (Inception
Date) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Social Sustainability Fund of the Wells Fargo Funds Trust as of July 31, 2010, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the year ended July 31, 2010 and for the period September 30, 2008 (Inception Date) through July 31, 2009, in conformity with U.S. generally accepted accounting principles.

                                               (KPMG LLP)

Boston, Massachusetts
September 29, 2010

               Wells Fargo Advantage Social Sustainability Fund 25


Other Information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2010 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2010, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2010 year-end tax information will be reported on your 2010 Form 1099-DIV, which shall be provided to you in early 2011.

Pursuant to Section 871 of the Internal Revenue Code, $175 has been designated as Qualified Interest Income for purposes of exempting withholding of tax on distributions to nonresident alien shareholders.

              26 Wells Fargo Advantage Social Sustainability Fund


                                                   Other Information (unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund's Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund's Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                     Position Held and         Principal Occupations During
Name and Age        Length of Service(2)              Past Five Years              Other Directorships
-----------------   --------------------   -------------------------------------   --------------------
Peter G. Gordon     Trustee, since 1998;   Co-Founder, Chairman, President and     None
67                  Chairman, since 2005   CEO of Crystal Geyser. Water Company.
                    (Lead Trustee since
                    2001)

Isaiah Harris,      Advisory Board         Retired. Prior thereto, President and   CIGNA
Jr.                 Trustee, since 2008    CEO of BellSouth Advertising and        Corporation;
57                                         Publishing Corp from 2005 to 2007,      Deluxe
                                           President and CEO of BellSouth          Corporation
                                           Enterprises from 2004 to 2005 and
                                           President of BellSouth Consumer
                                           Services from 2000 to 2003. Currently
                                           a member of the Iowa State University
                                           Foundation Board of Governors and a
                                           member of the Advisory Board of Iowa
                                           State University School of Business.

Dr. Leroy Keith,    Trustee, since 2010    Chairman, Bloc Global Services          Trustee, Phoenix
Jr.(3)                                     (development and construction),         Fund Complex
71                                         Trustee, Phoenix Fund Complex and       (consisting of
                                           Director, Diversapack Co. (packaging    46 portfolios as of
                                           company). Trustee of the Evergreen      12/31/09
                                           Funds from 1983 to 2010. Former
                                           Managing Director, Almanac Capital
                                           Management (commodities firm), former
                                           Partner, Stonington Partners, Inc.
                                           (private equity fund), former
                                           Director, Obagi Medical Products Co.
                                           and former Director, Lincoln
                                           Educational Services.

Judith M. Johnson   Trustee, since 2008    Retired. Prior thereto, Chief           None
61                                         Executive Officer and Chief
                                           Investment Officer of Minneapolis
                                           Employees Retirement Fund from 1996
                                           to 2008. Ms. Johnson is a certified
                                           public accountant and a certified
                                           managerial accountant.

David F. Larcker    Advisory Board         James Irvin Miller Professor of         None
59                  Trustee, since 2008    Accounting at the Graduate School of
                                           Business, Stanford University,
                                           Director of Corporate Governance
                                           Research Program and Co-Director of
                                           The Rock Center for Corporate
                                           Governance since 2006. From 2005 to
                                           2008, Professor of Accounting at the
                                           Graduate School of Business, Stanford
                                           University. Prior thereto, Ernst &
                                           Young Professor of Accounting at The
                                           Wharton School, University of
                                           Pennsylvania from 1985 to 2005.

               Wells Fargo Advantage Social Sustainability Fund 27


Other Information (unaudited)

                     Position Held and         Principal Occupations During
Name and Age        Length of Service(2)              Past Five Years              Other Directorships
-----------------   --------------------   -------------------------------------   --------------------
Olivia S. Mitchell   Trustee, since 2006   Professor of Insurance and Risk         None
57                                         Management, Wharton School,
                                           University of Pennsylvania. Director
                                           of the Boettner Center on Pensions
                                           and Retirement Research. Research
                                           associate and board member, Penn
                                           Aging Research Center. Research
                                           associate, National Bureau of
                                           Economic Research.

Timothy J. Penny     Trustee, since 1996   President and CEO of Southern             None
58                                         Minnesota Initiative Foundation, a
                                           non-profit organization, since 2007
                                           and Senior Fellow at the Humphrey
                                           Institute Policy Forum at the
                                           University of Minnesota since 1995.
                                           Member of the Board of Trustees of
                                           NorthStar Education Finance, Inc., a
                                           non-profit organization, since 2007.

Michael S.           Trustee, since 2010   Trustee of the Evergreen Funds from       None
Scofield(3)                                1984 to 2010. Retired Attorney, Law
67                                         Offices of Michael S. Scofield and
                                           former Director and Chairman, Branded
                                           Media Corporation (multi-media
                                           branding company).

Donald C. Willeke    Trustee, since 1996   Principal of the law firm of Willeke      None
70                                         & Daniels. General Counsel of the
                                           Minneapolis Employees Retirement Fund
                                           from 1984 to present.

OFFICERS

                     Position Held and         Principal Occupations During
Name and Age        Length of Service(2)              Past Five Years              Other Directorships
-----------------   --------------------   -------------------------------------   --------------------
Karla M. Rabusch    President, since       Executive Vice President of Wells       None
51                  2003                   Fargo Bank, N.A. and President of
                                           Wells Fargo Funds Management, LLC
                                           since 2003. Senior Vice President and
                                           Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from 2001
                                           to 2003.

C. David Messman    Secretary, since       Senior Vice President and Secretary     None
50                  2000;                  of Wells Fargo Funds Management, LLC
                    Chief Legal Counsel,   since 2001. Vice President and
                    since 2003             Managing Senior Counsel of Wells
                                           Fargo Bank, N.A. since 1996.

Kasey Phillips(4)   Treasurer, since       Senior Vice President of Wells Fargo    None
39                  2009                   Funds Management, LLC since 2009.
                                           Senior Vice President of Evergreen
                                           Investment Management Company, LLC
                                           from 2006 to 2010. Treasurer of the
                                           Evergreen Funds from 2005 to 2010.
                                           Vice President and Assistant Vice
                                           President of Evergreen Investment
                                           Services, Inc. from 1999 to 2006.

David Berardi(5)    Assistant Treasurer,   Vice President of Wells Fargo Funds     None
35                  since 2009             Management, LLC since 2009. Vice
                                           President of Evergreen Investment
                                           Management Company, LLC from 2008 to
                                           2010. Assistant Vice President of
                                           Evergreen Investment Services, Inc.
                                           from 2004 to 2008. Manager of Fund
                                           Reporting and Control for Evergreen
                                           Investment Management Company, LLC
                                           from 2004 to 2010.

Jeremy DePalma(5)   Assistant Treasurer,   Senior Vice President of Wells Fargo    None
36                  since 2009             Funds Management, LLC since 2009.
                                           Senior Vice President of Evergreen
                                           Investment Management Company, LLC
                                           from 2008 to 2010. Vice President,
                                           Evergreen Investment Services, Inc.
                                           from 2004 to 2007. Assistant Vice
                                           President, Evergreen Investment
                                           Services, Inc. from 2000 to 2004 and
                                           the head of the Fund Reporting and
                                           Control Team within Fund
                                           Administration form 2005 to 2010.

Debra Ann Early     Chief Compliance       Chief Compliance Officer of Wells       None
46                  Officer,               Fargo Funds Management, LLC since
                    since 2007             2007. Chief Compliance Officer of
                                           Parnassus Investments from 2005 to
                                           2007. Chief Financial Officer of
                                           Parnassus Investments from 2004 to
                                           2007 and Senior Audit Manager of
                                           PricewaterhouseCoopers LLPfrom 1998
                                           to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective July 9, 2010.

(4.) Effective November 1, 2009.

(5.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

              28 Wells Fargo Advantage Social Sustainability Fund


                                                   Other Information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS: SOCIAL SUSTAINABILITY FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Social Sustainability Fund (the "Fund") and (ii) an investment sub-advisory agreement with Nelson Capital Management (the "Sub-Adviser") for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Adviser about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and the Sub-Adviser.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for the Fund over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Fund, and in comparison to the Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Fund was lower than the median performance of its Universe, and further noted the short operational history of the Fund.

The Board received and considered information regarding the Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee

               Wells Fargo Advantage Social Sustainability Fund 29


Other Information (unaudited)

waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund's Expense Group. The Board noted that the net operating expense ratio of the Fund was in range of the median rate of the Fund's Expense Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the "Advisory Agreement Rate"), both on a stand-alone basis and on a combined basis with the Fund's administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the "Sub-Advisory Agreement Rate"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate").

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund's Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of or lower than the median rates of the Fund's Expense Group. The Board concluded that the Advisory Agreement Rate for the Fund, both with and without the administration fee rate and before and after waivers and taking into account changes in the Advisory Agreement Rate with respect to the Fund, was acceptable in light of the Fund's Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreement.

The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was acceptable in light of the services covered by the Sub-Advisory Agreement.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rate and Net Advisory Rate, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Fund. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board did not consider separate profitability information with respect to the Sub-Adviser because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Fund.

              30 Wells Fargo Advantage Social Sustainability Fund


                                                   Other Information (unaudited)

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by the Sub-Adviser to other clients. The Board concluded that the Advisory Agreement Rate, the Sub-Advisory Agreement Rate and the Net Advisory Rate were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by the Sub-Adviser, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISER

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Adviser with the Fund and benefits potentially derived from an increase in Funds Management's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including the Sub-Adviser).

The Board has reviewed information about the policies of the Sub-Adviser in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Fund's shares, including the multiple channels through which the Fund's shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

               Wells Fargo Advantage Social Sustainability Fund 31


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                       (WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE         (GRAPHIC)
                                                       Printed on Recycled paper


(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds      125331 09-10
                                                                                                       ASF/AR131 07-10

(WELLS FARGO ADVANTAGE FUNDS LOGO)

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www,wellsfargo.com/advantagedelivery

Annual Report
July 31, 2010

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

-    WELLS FARGO ADVANTAGE SMALL/MID CAP CORE FUND

-    WELLS FARGO ADVANTAGE SPECIAL SMALL CAP VALUE FUND

REDUCE CLUTTER. SAVE TREES.

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www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
Wells Fargo Advantage Small/Mid Cap Core Fund .............................    6
Wells Fargo Advantage Special Small Cap Value Fund ........................   10
FUND EXPENSES .............................................................   14
PORTFOLIO OF INVESTMENTS
Wells Fargo Advantage Small/Mid Cap Core Fund .............................   16
Wells Fargo Advantage Special Small Cap Value Fund ........................   19
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   25
Statements of Operations ..................................................   26
Statements of Changes in Net Assets .......................................   28
Financial Highlights ......................................................   32
NOTES TO FINANCIAL STATEMENTS .............................................   34
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   41
OTHER INFORMATION .........................................................   42
LIST OF ABBREVIATIONS .....................................................   45

The views expressed are as of July 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932 KEYSTONE CREATES ONE OF THE FIRST MUTUAL FUND FAMILIES.

1971 WELLS FARGO & COMPANY INTRODUCES ONE OF THE FIRST INSTITUTIONAL INDEX
     FUNDS.

1978 WELLS FARGO APPLIES MARKOWITZ AND SHARPE'S RESEARCH ON MODERN PORTFOLIO
     THEORY TO INTRODUCE ONE OF THE INDUSTRY'S FIRST TACTICAL ASSET ALLOCATION
     (TAA) MODELS IN INSTITUTIONAL SEPARATELY MANAGED ACCOUNTS.

1984 WELLS FARGO STAGECOACH FUNDS LAUNCHES ITS FIRST ASSET ALLOCATION FUND.

1989 THE TACTICAL ASSET ALLOCATION (TAA) MODEL IS FIRST APPLIED TO WELLS FARGO'S
     ASSET ALLOCATION MUTUAL FUNDS.

1994 WELLS FARGO INTRODUCES THE LIFEPATH FUNDS, ONE OF THE FIRST SUITES OF
     TARGET DATE FUNDS (NOW THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM)).

1996 EVERGREEN INVESTMENTS AND KEYSTONE FUNDS MERGE.

1997 WELLS FARGO LAUNCHES WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM), A
     FUND-OF-FUNDS SUITE OF PRODUCTS THAT INCLUDES THE USE OF QUANTITATIVE MODELS TO SHIFT ASSETS AMONG INVESTMENT STYLES.

1999 NORWEST ADVANTAGE FUNDS AND STAGECOACH FUNDS ARE REORGANIZED INTO WELLS
     FARGO FUNDS AFTER THE MERGER OF NORWEST AND WELLS FARGO.

2002 EVERGREEN RETAIL AND EVERGREEN INSTITUTIONAL COMPANIES FORM THE UMBRELLA
     ASSET MANAGEMENT COMPANY, EVERGREEN INVESTMENTS.

2005 THE INTEGRATION OF STRONG FUNDS WITH WELLS FARGO FUNDS CREATES WELLS FARGO
     ADVANTAGE FUNDS, RESULTING IN ONE OF THE TOP 20 MUTUAL FUND COMPANIES IN THE UNITED STATES.

2006 WELLS FARGO ADVANTAGE FUNDS RELAUNCHES THE TARGET DATE PRODUCT LINE AS
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS.

2010 THE MERGERS AND REORGANIZATIONS OF EVERGREEN AND WELLS FARGO ADVANTAGE
     MUTUAL FUNDS ARE COMPLETED, UNIFYING THE FAMILIES UNDER THE BRAND OF WELLS FARGO ADVANTAGE FUNDS.

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS CONTAINING THIS AND OTHER INFORMATION, VISIT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS(R). Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 120 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $230 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JULY 31, 2010.

EQUITY FUNDS
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS
100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)
VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIOSM, WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIOSM, WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIOSM, WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIOSM, WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIOSM, WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIOSM, WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

              2 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)
Karla M. Rabusch,
President
WELLS FARGO ADVANTAGE FUND

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS for the 12-month period that ended July 31, 2010. Despite the severe downturn in 2008 and early 2009, the period brought additional signs of economic improvement but also brought indications that economic growth would be slow to moderate for some time. We believe that the uncertain market and economic environment underscore the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help investors avoid missing out on potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was strong during the second half of 2009 and has been more normalized thus far in 2010. The stock markets recovered from the tumultuous days of the financial and credit crisis of 2008 and early 2009 to stage a remarkable rally from the market bottom in March 2009. Real Gross Domestic Product (GDP) became positive in the third quarter of 2009 after contracting in four consecutive quarters--something not seen in at least 60 years. GDP growth was 5.0% in the fourth quarter of 2009 and 3.7% in the first quarter of 2010--the strongest six-month period since the second half of 2003. However, by the end of the reporting period, questions surfaced about the sustainability of the recovery, especially given the tepid employment gains and the dependence on government spending to support the economy. GDP moderated in the second quarter of 2010 to 2.4%, signaling potentially slower growth in the second half of the year.

PAYROLL GROWTH RESUMED, THOUGH THE UNEMPLOYMENT RATE REMAINED HIGH.

The employment picture improved during the period, although the rate of employment growth was lower than expected. Job gains frequently came from hiring by the U.S. Government--particularly the U.S. Census Bureau, which hired hundreds of thousands of temporary workers. The private sector recorded several straight months of job gains during the period, but not enough to offset the Census workers exiting the employment rolls. In June and July of 2010, the unemployment rate--which peaked at 10.1% in October 2009--held steady at 9.5%, mainly due to 1.16 million workers leaving the labor force in the last three months of the period. In July 2010, the Labor Department reported a net job loss of 131,000 workers. There were signs, however, that the private sector could begin the rate of hiring necessary to put the economy on a self-sustaining footing. Hiring by private firms was strong in March and April, accounting for two-thirds of the 630,000 private-sector jobs created in the first seven months of 2010.

Other economic data fluctuated throughout the 12 months, showing signs of increased optimism during the middle of the period but moderating toward the end. Industrial production, manufacturing, and consumer sentiment all improved significantly through spring 2010, but the pace of improvement either slowed or

              Wells Fargo Advantage Small and Mid Cap Stock Funds 3


Letter to Shareholders

reversed course as the period came to a close. For example, durable goods orders fell 1.0% in May, while the rate of manufacturing growth slowed in recent months, according to the Institute for Supply Management's manufacturing index. Retail sales strengthened significantly during the period, with particular strength in March, but consumers began pulling back in May. Home sales and prices began to show signs of improvement in many areas of the country--spurred in part by the U.S. Government's $8,000 tax credit for first-time homebuyers. Home sales, however, slowed after the tax credit's expiration in April. Finally, the tragic oil spill in the Gulf of Mexico weighed heavily on investors' and consumers' minds. While some analysts raised the prospect of a double-dip recession, the consensus was that the economic recovery would continue, but at a much slower pace than would normally be expected upon exiting a recession.

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period, indicating that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee held the federal funds rate at the 0%-0.25% range that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures.

SOLID CORPORATE EARNINGS COMPETED WITH DETERIORATING SOVEREIGN FINANCES.

Domestic corporate earnings reports generally showed positive earnings growth for the past five consecutive quarters. During the second quarter of 2010, however, a bright corporate earnings picture competed for investors' attention with the deteriorating sovereign debt situation of several European countries, most notably Greece. In April, a $1 trillion rescue package for Greece was arranged between the International Monetary Fund and European Union member nations, but not before investors around the world became increasingly concerned about the solvency of several other European countries in addition to Greece. Stock markets, which had been steadily advancing since their March 2009 lows, pulled back sharply between April and June, falling more than 10% and marking the first official correction of the rally.

Among major stock-market indices, the S&P 500 Index gained 13.84% during the period, the Dow Jones Industrial Average gained 17.28%, and the NASDAQ Composite Index gained 15.04%. Over the period, mid cap stocks led both small and large cap stocks, as measured by the Russell indices. The Russell Midcap(R) Index of mid cap stocks advanced 23.21%, the Russell 2000(R) Index of small cap stocks advanced 18.44%, and the Russell 1000(R) Index of large cap stocks advanced 14.51%. Among investment styles, value outperformed growth across the capitalization spectrum.

WHILE SOME ANALYSTS RAISED THE PROSPECT OF A DOUBLE-DIP RECESSION, THE CONSENSUS WAS THAT THE ECONOMIC RECOVERY WOULD CONTINUE, BUT AT A MUCH SLOWER PACE THAN WOULD NORMALLY BE EXPECTED UPON EXITING A RECESSION.

              4 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

THE PERIOD NOT ONLY SAW A REMARKABLE RECOVERY FROM THE MARKET BOTTOM, BUT IT ALSO SAW WORRIES THAT THE FUTURE ECONOMIC ENVIRONMENT WOULD BE CHALLENGING WITHOUT MORE ROBUST JOB GROWTH AND IMPROVED CONSUMER DEMAND.

DON'T LET SHORT-TERM UNCERTAINTY DERAIL LONG-TERM INVESTMENT GOALS.

The period not only saw a remarkable recovery from the market bottom, but it also saw worries that the future economic environment would be challenging without more robust job growth and improved consumer demand. This time of uncertainty underscores the importance of focusing on long-term investment goals so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

WELLS FARGO ADVANTAGE FUNDS(R) offers investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of asset classes and investment styles.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

             6 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                              Performance Highlights (Unaudited)


WELLS FARGO ADVANTAGE SMALL/MID CAP CORE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL/MID CAP CORE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Golden Capital Management, LLC

PORTFOLIO MANAGER

John R. Campbell, CFA

FUND INCEPTION

December 17, 2007

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                            1-Year
                            ------
Administrator Class         19.43%
Russell 2500(TM) Index(1)   21.77%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 1.15 % AND 1.67%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE CONTRACTUAL OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

               WELLS FARGO ADVANTAGE       WELLS FARGO ADVANTAGE
             SMALL/MID CAP CORE FUND -   SMALL/MID CAP CORE FUND -
                     CLASS A                ADMINISTRATOR CLASS      RUSSELL 2500 INDEX
             -------------------------   -------------------------   ------------------
12/17/2007             9,425                       10,000                   10,000
12/31/2007             9,387                        9,960                   10,277
1/31/2008              8,643                        9,170                    9,649
2/29/2008              8,539                        9,060                    9,384
3/31/2008              8,332                        8,850                    9,315
4/30/2008              8,869                        9,420                    9,816
5/31/2008              9,500                       10,100                   10,282
6/30/2008              8,954                        9,510                    9,444
7/31/2008              8,539                        9,070                    9,509
8/31/2008              8,643                        9,190                    9,781
9/30/2008              7,521                        8,000                    8,809
10/31/2008             5,721                        6,090                    6,911
11/30/2008             4,929                        5,250                    6,162
12/31/2008             5,156                        5,480                    6,496
1/31/2009              4,939                        5,260                    5,912
2/28/2009              4,496                        4,780                    5,272
3/31/2009              4,788                        5,090                    5,754
4/30/2009              5,353                        5,700                    6,640
5/31/2009              5,533                        5,890                    6,843
6/30/2009              5,504                        5,860                    6,920
7/31/2009              5,938                        6,330                    7,545
8/31/2009              6,089                        6,490                    7,853
9/30/2009              6,371                        6,790                    8,308
10/31/2009             6,155                        6,560                    7,828
11/30/2009             6,371                        6,800                    8,143
12/31/2009             6,729                        7,180                    8,730
1/31/2010              6,400                        6,830                    8,438
2/28/2010              6,786                        7,240                    8,858
3/31/2010              7,107                        7,580                    9,535
4/30/2010              7,342                        7,840                    9,986
5/31/2010              7,012                        7,490                    9,243
6/30/2010              6,664                        7,120                    8,583
7/31/2010              7,078                        7,560                    9,187

----------
(1.) The Russell 2500(TM) Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL/MID
     CAP CORE FUND'S Class A and Administrator Class shares for the life of the Fund with the Russell 2500(TM) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 7


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE SMALL/MID CAP CORE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the Russell 2500(R) Index, for the period that ended July 31, 2010, due to the Fund's relatively conservative stance.

- Unfavorable stock selection within the energy, financials, and utilities sectors detracted from Fund performance.

- Strong stock selection within the information technology, health care, and materials sectors contributed positively to the Fund's performance.

- We believe that key risks for the coming year are continued deleveraging by the U.S. consumer, impending higher taxes, increased government deficits and debt, and greater government intrusion in the economy.

DURING THE PERIOD, THE EQUITY MARKETS WENT THROUGH TWO DISTINCT PHASES--ONE WHERE INVESTORS EXHIBITED A HIGH RISK APPETITE AND ANOTHER WHERE INVESTORS WERE HIGHLY RISK-AVERSE.

During the first phase of this period, from August 2009 through most of April 2010, the primary themes included better-than-expected corporate earnings and an overall improvement in macroeconomic data. Various measures of manufacturing and services activity stabilized, residential real estate prices stabilized, employment data improved, consumer sentiment and consumer spending improved slightly, and inflation data remained tame. During this phase, the good earnings and economic data and highly accommodative monetary policy by the Federal Reserve (for example, low short-term interest rates and intervention in multiple bond markets) motivated investors' strong appetite for risk-taking. As a result, higher-beta stocks (that is, those with higher historical volatility relative to the overall market) generally outperformed lower-beta stocks, and stocks considered to be of lower quality (for example, stocks with lower returns on equity) generally outperformed higher-quality stocks.

OUR CONSERVATIVE POSITIONING CAUSED THE FUND TO LAG DURING THE STRONGEST PORTIONS OF THE MARKET RALLY BUT BENEFITED THE FUND AS THE RALLY RAN OUT OF STEAM.

As the markets rallied between August 2009 and April 2010, the Fund was unable to keep up with the benchmark due to the Fund's more conservative positioning. The underperformance during this first phase reflected the Fund's relative lack of exposure to the smaller, more leveraged, and higher-beta companies in the benchmark. Within the consumer discretionary sector, the Fund's holdings in the stocks of a number of value-oriented retailers (such as Ross Stores Inc. and Family Dollar Stores Inc.) lagged. Within the financials sector, the Fund's more conservative posture of maintaining an underweight position in real estate companies, as well as our stock

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                  (PIE CHART)

Consumer Discretionary       (14%)
Energy                        (8%)
Financials                   (16%)
Health Care                  (17%)
Industrials                  (12%)
Information Technology       (20%)
Materials                     (6%)
Telecommunication Services    (2%)
Utilities                     (5%)

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

             8 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SMALL/MID CAP CORE FUND (CONTINUED)

selection among capital markets, diversified financials, and insurance companies (such as HCC Insurance Holdings Inc. and Platinum Underwriters Holdings Ltd.) hindered performance. Also, within the health care sector, the Fund did not participate in the relief rally experienced by some companies upon the passing of the health care reform legislation.

The second phase of the market, from late April through July 2010, was a stark contrast to the first phase, as it saw U.S. equity markets decline sharply, as well as a much greater level of risk aversion from investors. The combination of sovereign debt fears in Europe, slightly weaker economic data, and a "flash crash" on May 6 caused investors to seriously contemplate the possibility of a double-dip recession and another potential credit crunch. In response to the uncertainty, investors flocked to the safety of cash, gold, and U.S. Treasury securities.

While the markets sold off, our preference for less volatile, lower-beta stocks was beneficial to the Fund as investors sought out relative safety. During this period, more conservative holdings in value-oriented retailers (Ross Stores and Family Dollar), pharmaceutical companies (such as Endo Pharmaceuticals, Par Pharmaceuticals Companies, and Watson Pharmaceuticals Inc.), and technology companies with recurring revenue streams (such as TIBCO Software Inc. and Sybase Inc.) were the Fund's standout performers. The Fund's worst performers during this period were its utilities holdings.

One theme that played out in the marketplace over the period was an increase in mergers-and-acquisitions activity, and we believe that trend is likely to continue. There is currently some uncertainty with respect to organic growth prospects for many companies, and we think that generally strong balance sheets are likely to lead those companies to pursue growth through mergers and acquisitions. The Fund's performance benefited from this trend as three of its companies agreed to be acquired during the period (3 Com Corporation, DynCorp International, and Sybase).

MANY OF THE CONDITIONS THAT COULD BRING A GREATER LEVEL OF STABILITY TO THE MARKET ARE NOW IN PLACE.

We currently think that the equity markets exhibit reasonable valuations relative to other assets, corporate balance sheets appear to be healthy, inflation is low, and accommodative monetary conditions will likely remain in place for many months to come. While we are still conscious of the many structural challenges the economy faces (such as consumer over-indebtedness, impending higher taxes, increased government deficits and debt, and greater government intrusion in the economy), the conditions may be in place for the overall market to stabilize, and we believe stock-specific opportunities will present themselves to be capitalized upon.


TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

TIBCO Software Incorporated             2.76%
Hasbro Incorporated                     2.73%
Digital Reality Trust Incorporated      2.66%
AmerisourceBergen Corporation           2.57%
FMC Corporation                         2.41%
Waters Corporation                      2.25%
Lattice Semiconductor Corporation       2.21%
Pall Corporation                        2.14%
American Financial Group Incorporated   2.13%
Watson Pharmaceuticals Incorporated     2.13%

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 9


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE SMALL/MID CAP CORE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                          Expense
                                    Including Sales Charge              Excluding Sales Charge           Ratio(6)
                              ---------------------------------   ---------------------------------   --------------
                              6 Months*   1 Year   Life of Fund   6 Months*   1 Year   Life of Fund   Gross   Net(7)
                              ---------   ------   ------------   ---------   ------   ------------   -----   ------
Class A (ECOAX)                  4.31      12.43      (12.35)       10.60      19.21      (10.35)     1.83%    1.40%
Class C (ECOCX)                  9.15      17.27      (10.94)       10.15      18.27      (10.94)     2.58%    2.15%
Administrator Class (ECOIX)                                         10.69      19.43      (10.12)     1.67%    1.15%
Institutional Class (ECONX)                                         10.69      19.43      (10.12)     1.40%    0.95%
Russell 2500 Index(1)                                                8.87      21.77      (3.18)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) The inception date of Class A, Class C and Administrator Class shares was
     December 17, 2007. Performance shown for the Institutional Class shares prior to their inception, after the close of business on July 30, 2010 reflects the performance of the Fund's Administrator Class shares. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Golden Core Opportunities Fund.

(6.) Reflects the expense ratio as stated in the July 19, 2010 prospectus for the Class A, Class C, and Administrator shares, and the July 30, 2010, prospectus for the Institutional Class shares.

(7.) Effective July 19, 2010 for the Class A, Class C, and Administrator shares, and effective July 30, 2010, for the Institutional Class shares, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

             10 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SPECIAL SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SPECIAL SMALL CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

James M. Tringas, CFA, CPA
Robert Rifkin

FUND INCEPTION

May 7, 1993

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                              1 Year
                              ------
Administrator Class           20.02%
Russell 2000 Value Index(1)   20.11%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR ADMINISTRATOR CLASS SHARES ARE 1.10% AND 1.23%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE CONTRACTUAL OPERATING EXPENSE RATIO SHOWN AT 1.09%, EXCLUDING ACQUIRED FUND FEES AND CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JULY 31, 2010)

                              (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE SPECIAL   WELLS FARGO ADVANTAGE SPECIAL
                 SMALL CAP VALUE FUND -          SMALL CAP VALUE FUND -
                        CLASS A                    ADMINISTRATOR CLASS       RUSSELL 2000 VALUE INDEX
             -----------------------------   -----------------------------   ------------------------
7/31/2000               9,426                           10,000                       10,000
8/31/2000               9,790                           10,391                       10,447
9/30/2000               9,733                           10,331                       10,388
10/31/2000              9,420                           10,000                       10,351
11/30/2000              9,392                            9,976                       10,140
12/31/2000             10,317                           10,959                       11,230
1/31/2001              10,602                           11,267                       11,540
2/28/2001              10,654                           11,316                       11,524
3/31/2001              10,503                           11,162                       11,339
4/30/2001              11,031                           11,730                       11,864
5/31/2001              11,519                           12,248                       12,169
6/30/2001              11,728                           12,476                       12,659
7/31/2001              11,705                           12,451                       12,375
8/31/2001              11,641                           12,389                       12,332
9/30/2001              10,683                           11,372                       10,971
10/31/2001             11,112                           11,828                       11,257
11/30/2001             11,780                           12,544                       12,066
12/31/2001             12,188                           12,982                       12,805
1/31/2002              12,379                           13,192                       12,975
2/28/2002              12,348                           13,153                       13,054
3/31/2002              13,330                           14,204                       14,031
4/30/2002              13,583                           14,480                       14,525
5/31/2002              13,293                           14,171                       14,045
6/30/2002              12,694                           13,534                       13,734
7/31/2002              11,164                           11,911                       11,693
8/31/2002              11,355                           12,115                       11,641
9/30/2002              10,651                           11,366                       10,810
10/31/2002             10,904                           11,635                       10,972
11/30/2002             11,676                           12,463                       11,848
12/31/2002             11,330                           12,098                       11,342
1/31/2003              10,954                           11,697                       11,022
2/28/2003              10,527                           11,242                       10,652
3/31/2003              10,738                           11,466                       10,766
4/30/2003              11,521                           12,309                       11,788
5/31/2003              12,279                           13,118                       12,992
6/30/2003              12,584                           13,451                       13,212
7/31/2003              13,132                           14,042                       13,871
8/31/2003              13,603                           14,545                       14,398
9/30/2003              13,380                           14,314                       14,233
10/31/2003             14,323                           15,327                       15,393
11/30/2003             14,699                           15,728                       15,984
12/31/2003             15,336                           16,411                       16,562
1/31/2004              15,699                           16,805                       17,135
2/29/2004              15,864                           16,996                       17,466
3/31/2004              16,011                           17,152                       17,708
4/30/2004              15,826                           16,962                       16,792
5/31/2004              15,934                           17,077                       16,995
6/30/2004              16,743                           17,947                       17,858
7/31/2004              16,023                           17,186                       17,037
8/31/2004              15,775                           16,921                       17,204
9/30/2004              16,476                           17,676                       17,885
10/31/2004             16,520                           17,730                       18,163
11/30/2004             17,940                           19,259                       19,774
12/31/2004             18,410                           19,762                       20,246
1/31/2005              18,034                           19,368                       19,463
2/28/2005              18,865                           20,264                       19,850
3/31/2005              18,483                           19,856                       19,441
4/30/2005              17,405                           18,709                       18,438
5/31/2005              18,396                           19,770                       19,563
6/30/2005              19,147                           20,579                       20,428
7/31/2005              20,118                           21,640                       21,590
8/31/2005              19,930                           21,439                       21,094
9/30/2005              20,098                           21,633                       21,060
10/31/2005             19,542                           21,031                       20,531
11/30/2005             20,343                           21,896                       21,363
12/31/2005             20,330                           21,893                       21,199
1/31/2006              21,614                           23,285                       22,952
2/28/2006              21,690                           23,358                       22,951
3/31/2006              22,868                           24,636                       24,063
4/30/2006              22,906                           24,685                       24,127
5/31/2006              22,161                           23,879                       23,128
6/30/2006              22,161                           23,895                       23,412
7/31/2006              21,690                           23,382                       23,087
8/31/2006              22,480                           24,245                       23,777
9/30/2006              22,640                           24,424                       24,009
10/31/2006             23,552                           25,417                       25,231
11/30/2006             24,486                           26,427                       25,951
12/31/2006             24,684                           26,644                       26,177
1/31/2007              24,990                           26,982                       26,569
2/28/2007              24,792                           26,769                       26,243
3/31/2007              25,117                           27,127                       26,559
4/30/2007              25,540                           27,592                       26,835
5/31/2007              26,704                           28,859                       27,819
6/30/2007              26,316                           28,443                       27,171
7/31/2007              24,575                           26,566                       24,858
8/31/2007              24,891                           26,915                       25,356
9/30/2007              24,630                           26,634                       25,471
10/31/2007             24,593                           26,605                       25,748
11/30/2007             22,837                           24,700                       23,819
12/31/2007             22,687                           24,548                       23,618
1/31/2008              22,021                           23,845                       22,648
2/29/2008              21,633                           23,416                       21,748
3/31/2008              21,633                           23,428                       22,076
4/30/2008              22,199                           24,048                       22,775
5/31/2008              23,097                           25,025                       23,553
6/30/2008              21,000                           22,761                       21,293
7/31/2008              20,834                           22,582                       22,385
8/31/2008              21,988                           23,845                       23,449
9/30/2008              20,945                           22,701                       22,350
10/31/2008             16,496                           17,899                       17,885
11/30/2008             14,767                           16,018                       15,814
12/31/2008             15,483                           16,793                       16,786
1/31/2009              13,602                           14,753                       14,388
2/28/2009              12,116                           13,151                       12,390
3/31/2009              13,366                           14,511                       13,490
4/30/2009              15,449                           16,781                       15,630
5/31/2009              15,731                           17,085                       15,968
6/30/2009              15,629                           16,988                       15,918
7/31/2009              17,465                           18,979                       17,759
8/31/2009              18,388                           19,975                       18,599
9/30/2009              19.345                           21,031                       19,532
10/31/2009             18,388                           19,999                       18,235
11/30/2009             18,940                           20,594                       18,815
12/31/2009             20,106                           21,863                       20,240
1/31/2010              19,575                           21,301                       19,647
2/28/2010              20,061                           21,839                       20,558
3/31/2010              21,892                           23,830                       22,268
4/30/2010              23,780                           25,894                       23,826
5/31/2010              21,836                           23,781                       21,813
6/30/2010              19,903                           21,680                       19,909
7/31/2010              20,909                           22,779                       21,330

----------
(1.) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SPECIAL
     SMALL CAP VALUE FUND'S Class A and Administrator Class shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 11


Performance Highlights (Unaudited)


                  WELLS FARGO ADVANTAGE SPECIAL SMALL CAP VALUE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark for the 12-month period that ended July 31, 2010, primarily because of unfavorable stock selection within the financials and industrials sectors.

- Contributors included strong stock selection within the consumer staples, materials, and utilities sectors.

- We believe that the key risks for the coming year include governmental action (or inaction), monetary policy, and other macroeconomic forces.

WHILE WE WERE NOT PLEASED WITH OUR UNDERPERFORMANCE FOR THE PERIOD, WE REMAIN FOCUSED ON THE LONGER-TERM INVESTMENT HORIZON.

Our goal is to pursue above-average returns while employing a strategy that we believe moderates risk. We seek to invest in high-quality companies only when we believe that the ratio of projected returns to the potential risk of capital losses is heavily in our favor. For each company that we analyze, we calculate an estimate of intrinsic value based on what a cash buyer might pay for the entire business. We also attempt to gauge how much risk we might assume by purchasing or by continuing to own a particular stock.

The fiscal year that ended July 31, 2010, was once again a challenging time for small-cap value investors, and indeed, for investors of all types. Our adherence to investing in high-quality companies with financially sound capital structures served us well in the prior fiscal year but led to underperformance in the most recent period as investors focused on companies with greater exposure to an assumed economic recovery. Within the financials sector, large holdings such as commercial bank UMB Financial Corporation and thrift NewAlliance Bancshares Inc.--which had performed relatively well during the credit crisis of 2008--substantially underperformed during the reporting period; instead of focusing on relatively defensive holdings, investors bid up lower-quality banks that stood to benefit the most from improved credit markets. Within the industrials sector, notable detractors included holding company Arkansas Best Corporation--owner of ABF Freight System--and machinery company Mueller Industries Inc. In addition, our overweight to the information technology sector--where most companies are debt-free--hurt relative returns, as that sector's performance lagged that of the more procyclical sectors.

Notable contributors included strong stock selection within the consumer staples, materials, and utilities sectors. Some of the top names within consumer staples included food products company American Italian Pasta Co.--which was acquired

SECTOR DISTRIBUTION(3)
(AS OF JULY 31, 2010)

                                  (PIE CHART)

Industrials               (20%)
Financials                (20%)
Information Technology    (18%)
Consumer Discrectionary   (17%)
Materials                  (7%)
Utilities                  (6%)
Energy                     (5%)
Consumer Staples           (5%)
Health Care                (2%)

----------
(3.) Sector distribution is subject to change and is calculated based on the total common stock investments of the Fund.

             12 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SPECIAL SMALL CAP VALUE FUND (CONTINUED)

by Ralcorp Holdings Inc. at a premium to its market price--and retailer Casey's General Stores Inc. The portfolio's paper and forest products names accounted for the strong performance in the materials sector. Although utilities holdings--which are considered defensive--generally lagged the market, we benefited from the strong performance of El Paso Electric Company.

TEN LARGEST EQUITY HOLDINGS(4)
(AS OF JULY 31, 2010)

First Citizens BancShares Incorporated Class A   4.86%
Mueller Industries Incorporated                  4.48%
ALLETE Incorporated                              3.55%
UMB Financial Corporation                        3.04%
Imation Corporation                              2.43%
Kadant Incorporated                              1.93%
Validus Holdings Limited                         1.91%
Wendy's Arby's Group Incorporated                1.87%
Blyth Incorporated                               1.71%
Viad Corporation                                 1.69%

While we were not pleased with our underperformance for the period, we remain focused on the longer-term investment horizon and believe that the Fund has the appropriate mix of thoughtful stock selection and appropriate risk controls for what is an increasingly complex and uncertain investing environment.

During the first half of the fiscal year, we made few changes to the portfolio, as we were content to ride out the rally in our economically sensitive names. During the latter half of the fiscal year, we took advantage of the strong equity markets to reduce our exposure to many of our more economically sensitive companies as risk and return moved more into balance. We invested our capital in companies that we believed had highly predictable earnings, below-average economic exposure, and strong balance sheets. This led to investments within the health care and utilities sectors, as well as within the software industry.

IN AN UNCERTAIN ENVIRONMENT, WE ARE SEEKING COMPANIES THAT WE BELIEVE ARE BEST SITUATED TO WEATHER THE STORM.

Many investors have well-known concerns regarding government spending, credit availability, unemployment, and the health of the consumer; questions regarding the duration of these issues and unforeseen government and political responses to them appear to be driving market sentiment and investing behavior. While we are aware of the macroeconomic and market risks, we seek to maintain a portfolio that is balanced and focused on the longer-term horizon. As such, over the coming year, we intend to make swift adjustments to the portfolio as conditions merit, but our primary focus will remain on owning companies that we believe are best suited--both financially and qualitatively--to navigate this uncertain environment.

----------
(4.) The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 13


Performance Highlights (Unaudited)

                  WELLS FARGO ADVANTAGE SPECIAL SMALL CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JULY 31, 2010)

                                                                                                                  Expense
                                      Including Sales Charge                 Excluding Sales Charge               Ratio(6)
                              -------------------------------------   -------------------------------------   --------------
                              6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross   Net(7)
                              ---------   ------   ------   -------   ---------   ------   ------   -------   -----   ------
Class A (ESPAX)                  0.65      12.81   (0.41)     7.65       6.81      19.72    0.77      8.29    1.39%    1.35%
Class B (ESPBX)**                1.38      13.82   (0.23)     7.73       6.38      18.82    0.01      7.73    2.14%    2.10%
Class C (ESPCX)                  5.42      17.82    0.02      7.47       6.42      18.82    0.02      7.47    2.14%    2.10%
Administrator Class (ESPIX)                                              6.94      20.02    1.03      8.58    1.23%    1.10%
Institutional Class (ESPNX)                                              6.94      20.02    1.03      8.58    0.96%    0.96%
Russell 2000 Value Index(1)                                              8.56      20.11   (0.24)     7.87

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(5.) The inception date of Class C shares was December 12, 2000. Historical performance shown for Class C prior to its inception is based on the performance of Class B. Classes B and C have the same expenses. Performance shown for the Institutional Class shares prior to their inception, after the close of business on July 30, 2010 reflects the performance of the Fund's Administrator Class shares. Performance shown includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Special Values Fund.

(6.) Reflects the expense ratios as stated in the July 19, 2010 prospectus for the Class A, Class B, Class C, and Administrator shares, and the July 30, 2010, prospectus for the Institutional Class shares.

(7.) Effective July 19, 2010 for the Class A, Class B, Class C, and
     Administrator shares, and effective July 30, 2010, for the Institutional Class shares, the adviser has committed, through July 18, 2013, to waive fees and/or reimburse expenses to maintain the contractual expense ratio at 1.34% for Class A shares, 2.09% for Class B shares, 2.09% for Class C shares, 1.09% for Administrator Class shares, and 0.95% for Institutional Class, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund's returns would have been lower.

             14 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning         Ending        Expenses
                                              Account Value   Account Value    Paid During      Net Annual
SMALL/MID CAP CORE FUND                         02-01-2010      07-31-2010    the Period(1)   Expense Ratio
-----------------------                       -------------   -------------   -------------   -------------
CLASS A
   Actual                                       $1,000.00       $1,106.04         $ 7.78          1.49%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.41         $ 7.45          1.49%
CLASS C
   Actual                                       $1,000.00       $1,101.49         $11.67          2.24%
   Hypothetical (5% return before expenses)     $1,000.00       $1,013.69         $11.18          2.24%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,106.88         $ 6.37          1.22%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.74         $ 6.11          1.22%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,000.00         $ 4.71          0.95%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.08         $ 4.76          0.95%

             Wells Fargo Advantage Small and Mid Cap Stock Funds 15


Fund Expenses (Unaudited)

                                                Beginning         Ending        Expenses
                                              Account Value   Account Value    Paid During      Net Annual
SPECIAL SMALL CAP VALUE FUND                    02-01-2010      07-31-2010    the Period(1)   Expense Ratio
----------------------------                  -------------   -------------   -------------   -------------
CLASS A
   Actual                                       $1,000.00       $1,068.13         $ 7.08          1.38%
   Hypothetical (5% return before expenses)     $1,000.00       $1,017.95         $ 6.90          1.38%
CLASS B
   Actual                                       $1,000.00       $1,063.78         $10.95          2.14%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.18         $10.69          2.14%
CLASS C
   Actual                                       $1,000.00       $1,064.19         $10.65          2.08%
   Hypothetical (5% return before expenses)     $1,000.00       $1,014.48         $10.39          2.08%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,069.38         $ 5.80          1.13%
   Hypothetical (5% return before expenses)     $1,000.00       $1,019.19         $ 5.66          1.13%
INSTITUTIONAL CLASS
   Actual                                       $1,000.00       $1,000.00         $ 4.71          0.95%
   Hypothetical (5% return before expenses)     $1,000.00       $1,020.08         $ 4.76          0.95%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

 16  Wells Fargo Advantage Small and Mid Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

SMALL/MID CAP CORE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
COMMON STOCKS: 99.16%
CONSUMER DISCRETIONARY: 14.37%
LEISURE EQUIPMENT & PRODUCTS: 2.87%
     17,870   HASBRO INCORPORATED                                $       753,221
                                                                 ---------------
MEDIA: 1.47%
     12,410   DREAMWORKS ANIMATION SKG INCORPORATED CLASS A+             386,696
                                                                 ---------------
MULTILINE RETAIL: 4.19%
     16,245   BIG LOTS INCORPORATED+                                     557,366
     13,120   FAMILY DOLLAR STORES INCORPORATED                          542,512
                                                                       1,099,878
                                                                 ---------------
SPECIALTY RETAIL: 2.20%
     10,985   ROSS STORES INCORPORATED                                   578,470
                                                                 ---------------
TEXTILES, APPAREL & LUXURY GOODS: 3.64%
     17,895   CARTER'S INCORPORATED+                                     433,775
     18,285   WOLVERINE WORLD WIDE INCORPORATED                          522,765
                                                                         956,540
                                                                 ---------------
ENERGY: 7.51%
ENERGY EQUIPMENT & SERVICES: 5.67%
     12,860   CAMERON INTERNATIONAL CORPORATION+<<                       509,127
     13,870   HELMERICH & PAYNE INCORPORATED                             562,151
     12,885   NOBLE CORPORATION                                          418,763
                                                                       1,490,041
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS: 1.84%
      7,020   CIMAREX ENERGY COMPANY                                     483,467
                                                                 ---------------
FINANCIALS: 15.47%
CAPITAL MARKETS: 1.54%
     19,060   FEDERATED INVESTORS INCORPORATED CLASS B<<                 404,453
                                                                 ---------------
COMMERCIAL BANKS: 3.67%
     12,717   COMMERCE BANCSHARES INCORPORATED                           497,871
      8,440   CULLEN FROST BANKERS INCORPORATED                          465,972
                                                                         963,843
                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES: 1.42%
     19,150   NASDAQ OMX GROUP INCORPORATED+                             372,851
                                                                 ---------------
INSURANCE: 6.05%
     19,945   AMERICAN FINANCIAL GROUP INCORPORATED                      587,779
     18,565   HCC INSURANCE HOLDINGS INCORPORATED                        484,918
     13,245   PLATINUM UNDERWRITERS HOLDINGS LIMITED                     517,615
                                                                       1,590,312
                                                                 ---------------
REAL ESTATE INVESTMENT TRUST: 2.79%
     11,595   DIGITAL REALITY TRUST INCORPORATED                         733,036
                                                                 ---------------
HEALTH CARE: 16.69%
HEALTH CARE EQUIPMENT & SUPPLIES: 1.70%
     14,080   STERIS CORPORATION<<                                       447,603
                                                                 ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 17


Portfolio of Investments--July 31, 2010

SMALL/MID CAP CORE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
HEALTH CARE PROVIDERS & SERVICES: 4.63%
     23,625   AMERISOURCEBERGEN CORPORATION                      $       708,041
      6,955   LABORATORY CORPORATION OF AMERICA HOLDINGS+                507,576
                                                                       1,215,617
                                                                 ---------------
LIFE SCIENCES TOOLS & SERVICES: 4.19%
     11,190   LIFE TECHNOLOGIES CORPORATION+                             481,058
     9,655    WATERS CORPORATION+                                        619,465
                                                                       1,100,523
                                                                 ---------------
PHARMACEUTICALS: 6.17%
     19,480   ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                467,715
     21,400   PAR PHARMACEUTICAL COMPANIES INCORPORATED+                 564,960
     14,520   WATSON PHARMACEUTICALS INCORPORATED+                       588,060
                                                                       1,620,735
                                                                 ---------------
INDUSTRIALS: 11.67%
COMMERCIAL SERVICES & SUPPLIES: 1.02%
     12,230   BRINK'S COMPANY                                            267,837
                                                                 ---------------
ELECTRICAL EQUIPMENT: 6.28%
     12,580   COOPER INDUSTRIES PLC                                      567,987
     32,810   GRAFTECH INTERNATIONAL LIMITED+                            514,461
     23,105   POLYPORE INTERNATIONAL INCORPORATED+                       567,459
                                                                       1,649,907
                                                                 ---------------
MACHINERY: 4.37%
      8,975   BUCYRUS INTERNATIONAL INCORPORATED CLASS A                 558,425
     15,440   PALL CORPORATION                                           590,426
                                                                       1,148,851
                                                                 ---------------
INFORMATION TECHNOLOGY: 19.56%
COMMUNICATIONS EQUIPMENT: 4.81%
     51,755   COGO GROUP INCORPORATED+                                   340,030
      9,905   HARRIS CORPORATION                                         441,070
     69,110   TELLABS INCORPORATED                                       482,388
                                                                       1,263,488
                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 4.11%
     13,020   AMPHENOL CORPORATION CLASS A                               583,296
     58,415   VISHAY INTERTECHNOLOGY INCORPORATED+                       495,943
                                                                       1,079,239
                                                                 ---------------
INTERNET SOFTWARE & SERVICES: 1.62%
     38,965   VALUECLICK INCORPORATED+                                   426,667
                                                                 ---------------
IT SERVICES: 2.04%
     35,610   GENPACT LIMITED+                                           536,643
                                                                 ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPTMENT: 2.32%
    109,745   LATTICE SEMICONDUCTOR CORPORATION+                         610,182
                                                                 ---------------
SOFTWARE: 4.66%
     13,010   BMC SOFTWARE INCORPORATED+                                 462,896
     56,175   TIBCO SOFTWARE INCORPORATED+                               761,733
                                                                       1,224,629
                                                                 ---------------

             18 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

SMALL/MID CAP CORE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
MATERIALS: 6.40%
CHEMICALS: 6.40%
     12,595   ALBEMARLE CORPORATION                              $       549,394
     10,620   FMC CORPORATION                                            663,644
     22,985   HB FULLER COMPANY                                          469,813
                                                                       1,682,851
                                                                 ---------------
TELECOMMUNICATIONS SERVICES: 2.13%
DIVERSIFIED TELECOMMUNICATION SERVICES: 2.13%
     15,715   CENTURYLINK INCORPORATED                                   559,768
                                                                 ---------------
UTILITIES: 5.36%
GAS UTILITIES: 3.86%
     11,925   ENERGEN CORPORATION                                        529,947
     10,095   NATIONAL FUEL GAS COMPANY                                  485,065
                                                                       1,015,012
                                                                 ---------------
MULTI-UTILITIES: 1.50%
     19,885   MDU RESOURCES GROUP INCORPORATED                           392,729
                                                                 ---------------
TOTAL COMMON STOCKS (COST $24,304,493)                                26,055,089
                                                                 ---------------

                                                         YIELD
                                                         -----
SHORT-TERM INVESTMENTS: 5.70%
INVESTMENT COMPANIES: 5.70%
    270,176   WELLS FARGO ADVANTAGE MONEY MARKET
              TRUST(l)(u)                                0.31%           270,176
  1,226,789   WELLS FARGO SECURITIES LENDING CASH
              INVESTMENTS LLC(l)(u)(v)                   0.34          1,226,789
TOTAL SHORT-TERM INVESTMENTS (COST $1,496,965)                         1,496,965
                                                                 ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $25,801,458)*                          104.86%               27,552,054
OTHER ASSETS AND LIABILITIES, NET                (4.86)               (1,275,732)
                                                ------           ---------------
TOTAL NET ASSETS                                100.00%          $    26,276,322
                                                ------           ---------------

+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

* Cost for federal income tax purposes is $25,801,458 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 3,267,701
Gross unrealized depreciation    (1,517,105)
                                -----------
Net unrealized appreciation     $ 1,750,596

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 19


Portfolio of Investments--July 31, 2010

SPECIAL SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
COMMON STOCKS: 95.12%
CONSUMER DISCRETIONARY: 16.63%
AUTO COMPONENTS: 1.26%
  1,078,268   MODINE MANUFACTURING COMPANY+                      $    10,944,416
                                                                 ---------------
AUTOMOBILES: 0.16%
     50,964   THOR INDUSTRIES INCORPORATED                             1,418,838
                                                                 ---------------
DIVERSIFIED CONSUMER SERVICES: 2.91%
    647,802   HILLENBRAND INCORPORATED                                14,309,946
    613,920   JACKSON HEWITT TAX SERVICE INCORPORATED<<+                 681,451
    286,647   MATTHEWS INTERNATIONAL CORPORATION CLASS A              10,350,823
                                                                      25,342,220
                                                                 ---------------
HOTELS, RESTAURANTS & LEISURE: 3.25%
  2,746,344   DENNYS CORPORATION+                                      7,360,202
     55,912   DINEEQUITY INCORPORATED+                                 2,038,552
    246,252   RUBY TUESDAY INCORPORATED+                               2,516,695
  3,752,277   WENDY'S ARBY'S GROUP INCORPORATED                       16,359,928
                                                                      28,275,377
                                                                 ---------------
HOUSEHOLD DURABLES: 4.02%
    378,827   BLYTH INCORPORATED                                      14,982,608
    204,071   CAVCO INDUSTRIES INCORPORATED+                           7,154,729
    693,877   DIXIE GROUP INCORPORATED+                                2,282,855
    912,262   FURNITURE BRANDS INTERNATIONAL INCORPORATED+             5,035,686
    654,312   LA-Z-BOY INCORPORATED+                                   5,600,911
                                                                      35,056,789
                                                                 ---------------
MEDIA: 1.22%
    929,160   AH BELO CORPORATION+                                     7,191,698
     44,793   DEX ONE CORPORATION+                                       811,649
    554,744   JOURNAL COMMUNICATIONS INCORPORATED CLASS A+             2,640,581
                                                                      10,643,928
                                                                 ---------------
SPECIALTY RETAIL: 2.23%
    417,298   AC MOORE ARTS & CRAFTS INCORPORATED+                     1,026,553
    243,645   CHRISTOPHER & BANKS CORPORATION                          1,800,537
    443,168   GENESCO INCORPORATED+                                   12,094,055
    198,237   MEN'S WEARHOUSE INCORPORATED                             3,857,692
    391,437   ZALE CORPORATION+                                          688,929
                                                                      19,467,766
                                                                 ---------------
TEXTILES, APPAREL, & LUXURY GOODS: 1.58%
    253,139   DELTA APPAREL INCORPORATED+                              3,738,863
    689,768   KENNETH COLE PRODUCTIONS INCORPORATED CLASS A+           9,263,584
     30,318   MAIDENFORM BRANDS INCORPORATED+                            752,796
                                                                      13,755,243
                                                                 ---------------

             20 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

SPECIAL SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
CONSUMER STAPLES: 4.66%
FOOD & STAPLES RETAILING: 1.94%
    362,509   CASEY'S GENERAL STORES INCORPORATED                $    13,865,969
    314,532   WINN-DIXIE STORES INCORPORATED+                          3,085,559
                                                                      16,951,528
                                                                 ---------------
FOOD PRODUCTS: 0.34%
     96,452   SENECA FOODS CORPORATION CLASS A+                        2,949,502
                                                                 ---------------
HOUSEHOLD PRODUCTS: 1.63%
    160,592   CENTRAL GARDEN & PET COMPANY+                            1,671,763
    226,302   CENTRAL GARDEN & PET COMPANY CLASS A+                    2,287,913
    144,049   SPECTRUM BRANDS HOLDINGS INCORPORATED+                   4,177,421
    165,936   WD-40 COMPANY                                            6,033,433
                                                                      14,170,530
                                                                 ---------------
PERSONAL PRODUCTS: 0.75%
    800,142   PRESTIGE BRANDS HOLDINGS INCORPORATED+                   6,577,167
                                                                 ---------------
ENERGY: 5.03%
ENERGY EQUIPMENT & SERVICES: 2.43%
    425,932   ATWOOD OCEANICS INCORPORATED+                           11,585,350
  1,139,017   CAL DIVE INTERNATIONAL INCORPORATED+                     6,742,981
    306,054   WILLBROS GROUP INCORPORATED+                             2,800,394
                                                                      21,128,725
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS: 2.60%
    901,017   BIOFUEL ENERGY CORPORATION+                              1,378,556
    429,025   COMSTOCK RESOURCES INCORPORATED+                        10,858,623
    533,835   STONE ENERGY CORPORATION+                                6,277,900
    160,447   SWIFT ENERGY COMPANY+                                    4,160,391
                                                                      22,675,470
                                                                 ---------------
FINANCIALS: 18.60%
CAPITAL MARKETS: 3.10%
    253,585   DEERFIELD CAPITAL CORPORATION+                           1,389,646
    562,051   INVESTMENT TECHNOLOGY GROUP INCORPORATED+                8,829,821
    416,600   KNIGHT CAPITAL GROUP INCORPORATED CLASS A+               5,990,708
    806,763   KOHLBERG CAPITAL CORPORATION<<                           4,162,897
    114,866   SWS GROUP INCORPORATED                                   1,001,632
    155,562   WESTWOOD HOLDINGS GROUP INCORPORATED                     5,636,011
                                                                      27,010,715
                                                                 ---------------
COMMERCIAL BANKS: 10.70%
    171,175   BANCORPSOUTH INCORPORATED<<                              2,509,426
    225,260   FIRST CITIZENS BANCSHARES INCORPORATED CLASS A          42,576,393
    171,609   IBERIABANK CORPORATION                                   8,916,804
    799,987   OLD NATIONAL BANCORP                                     8,415,863
     47,273   STELLARONE CORPORATION                                     641,495
  1,372,400   SYNOVUS FINANCIAL CORPORATION                            3,595,688
    707,561   UMB FINANCIAL CORPORATION                               26,618,445
                                                                      93,274,114
                                                                 ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 21


Portfolio of Investments--July 31, 2010

SPECIAL SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
INSURANCE: 3.18%
     33,652   ENDURANCE SPECIALTY HOLDINGS LIMITED               $     1,298,631
    964,018   STEWART INFORMATION SERVICES CORPORATION<<               9,630,540
    675,067   VALIDUS HOLDINGS LIMITED                                16,768,664
                                                                      27,697,835
                                                                 ---------------
THRIFTS & MORTGAGE FINANCE: 1.62%
  1,007,567   NEWALLIANCE BANCSHARES INCORPORATED                     12,262,090
    197,716   PROVIDENT NEW YORK BANCORP                               1,834,804
                                                                      14,096,894
                                                                 ---------------
HEALTH CARE: 2.05%
HEALTH CARE EQUIPMENT & SUPPLIES: 0.67%
    119,900   CONMED CORPORATION+                                      2,305,677
     46,303   ICU MEDICAL INCORPORATED+                                1,722,935
     68,296   ZOLL MEDICAL CORPORATION+                                1,807,112
                                                                       5,835,724
                                                                 ---------------
HEALTH CARE PROVIDERS & SERVICES: 0.98%
    646,945   AMN HEALTHCARE SERVICES INCORPORATED+                    3,894,609
     77,213   GENOPTIX INCORPORATED<<+                                 1,334,241
    252,940   PHARMERICA CORPORATION+                                  3,303,396
                                                                       8,532,246
                                                                 ---------------
LIFE SCIENCES TOOLS & SERVICES: 0.40%
    991,227   CAMBREX CORPORATION+                                     3,518,856
                                                                 ---------------
INDUSTRIALS: 18.91%
AEROSPACE & DEFENSE: 0.86%
     30,282   AMERICAN SCIENCE & ENGINEERING INCORPORATED              2,397,729
    966,170   GENCORP INCORPORATED+                                    5,082,054
                                                                       7,479,783
                                                                 ---------------
BUILDING PRODUCTS: 1.71%
    567,091   BUILDERS FIRSTSOURCE INCORPORATED+                       1,213,575
    779,015   QUANEX BUILDING PRODUCTS CORPORATION                    13,702,874
                                                                      14,916,449
                                                                 ---------------
COMMERCIAL SERVICES & SUPPLIES: 3.80%
  1,634,456   ACCO BRANDS CORPORATION+                                 9,675,980
    143,362   CENVEO INCORPORATED+                                       883,110
    383,999   COURIER CORPORATION                                      6,117,104
    101,884   SYKES ENTERPRISES INCORPORATED+                          1,614,861
    744,814   VIAD CORPORATION                                        14,821,799
                                                                      33,112,854
                                                                 ---------------
ELECTRICAL EQUIPMENT: 0.72%
    203,891   FRANKLIN ELECTRIC COMPANY INCORPORATED                   6,269,648
                                                                 ---------------
INDUSTRIAL CONGLOMERATES: 0.46%
    230,695   TREDEGAR CORPORATION                                     3,981,796
                                                                 ---------------

             22 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

SPECIAL SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
MACHINERY: 7.48%
    385,770   COMMERCIAL VEHICLE GROUP INCORPORATED+             $     4,339,913
    394,048   DOUGLAS DYNAMICS INCORPORATED+                           4,669,469
    868,229   KADANT INCORPORATED+                                    16,921,783
  1,587,713   MUELLER INDUSTRIES INCORPORATED                         39,248,265
                                                                      65,179,430
                                                                 ---------------
MARINE: 0.25%
    476,320   HORIZON LINES INCORPORATED                               2,210,125
                                                                 ---------------
PROFESSIONAL SERVICES: 2.41%
    687,012   HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED         13,808,941
    509,633   KORN/FERRY INTERNATIONAL+                                7,160,344
                                                                      20,969,285
                                                                 ---------------
ROAD & RAIL: 1.22%
    470,428   ARKANSAS BEST CORPORATION                               10,617,560
                                                                 ---------------
INFORMATION TECHNOLOGY: 16.68%
COMMUNICATIONS EQUIPMENT: 0.97%
    502,747   AVIAT NETWORKS INCORPORATED+                             2,031,098
    170,726   COMMSCOPE INCORPORATED+                                  3,472,567
    124,881   NETGEAR INCORPORATED+                                    2,997,144
                                                                       8,500,809
                                                                 ---------------
COMPUTERS & PERIPHERALS: 5.38%
  2,108,398   ADPT CORPORATION+                                        6,430,614
    439,634   ELECTRONICS FOR IMAGING INCORPORATED+                    4,682,102
  2,285,794   IMATION CORPORATION+                                    21,303,600
  9,050,133   QUANTUM CORPORATION+                                    14,480,213
                                                                      46,896,529
                                                                 ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 3.28%
    610,148   AVX CORPORATION                                          8,590,884
    105,027   BENCHMARK ELECTRONICS INCORPORATED+                      1,753,951
    897,655   ORBOTECH LIMITED+                                        9,892,158
  1,793,402   TECHNITROL INCORPORATED<<                                7,155,674
    136,283   VISHAY INTERTECHNOLOGY INCORPORATED                      1,157,043
                                                                      28,549,710
                                                                 ---------------
IT SERVICES: 0.27%
    121,874   TNS INCORPORATED+                                        2,394,824
                                                                 ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPTMENT: 5.09%
    660,945   ATMI INCORPORATED+                                       9,808,424
    244,232   CABOT MICROELECTRONICS CORPORATION<<+                    7,983,944
    823,964   DSP GROUP INCORPORATED+                                  5,751,269
  1,283,816   EXAR CORPORATION+                                        8,973,874
  1,421,881   LATTICE SEMICONDUCTOR CORPORATION+                       7,905,658
    176,834   STANDARD MICROSYSTEMS CORPORATION+                       3,893,885
                                                                      44,317,054
                                                                 ---------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 23


Portfolio of Investments--July 31, 2010

SPECIAL SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                           VALUE
-----------   ------------------------------------------------   ---------------
SOFTWARE: 1.69%
    281,932   ACI WORLDWIDE INCORPORATED+                        $     5,469,481
    102,050   BOTTOMLINE TECHNOLOGIES INCORPORATED+                    1,446,049
     32,804   MICROSTRATEGY INCORPORATED CLASS A+                      2,722,404
    866,060   S1 CORPORATION+                                          5,083,772
                                                                      14,721,706
                                                                 ---------------
MATERIALS: 6.70%
CHEMICALS: 1.57%
    348,705   A. SCHULMAN INCORPORATED                                 6,831,131
    402,733   AMERICAN PACIFIC CORPORATION+                            1,912,982
    142,705   ARCH CHEMICALS INCORPORATED                              4,890,500
                                                                      13,634,613
                                                                 ---------------
METALS & MINING: 0.99%
    843,260   AURIZON MINES LIMITED+                                   4,174,137
    101,489   METALS USA HOLDINGS CORPORATION+                         1,257,449
     73,198   ROYAL GOLD INCORPORATED                                  3,230,228
                                                                       8,661,814
                                                                 ---------------
PAPER & FOREST PRODUCTS: 4.14%
    104,447   CLEARWATER PAPER CORPORATION+                            6,437,069
    639,080   GLATFELTER                                               7,304,684
    781,434   NEENAH PAPER INCORPORATED                               14,018,926
    141,012   SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED            7,463,765
    126,500   WAUSAU PAPER CORPORATION+                                  863,995
                                                                      36,088,439
                                                                 ---------------
TELECOMMUNICATIONS SERVICES: 0.01%
DIVERSIFIED TELECOMMUNICATION SERVICES: 0.01%
     21,730   CINCINNATI BELL INCORPORATED+                               64,321
                                                                 ---------------
UTILITIES: 5.85%
ELECTRIC UTILITIES: 5.85%
    862,730   ALLETE INCORPORATED                                     31,110,044
     45,922   CLECO CORPORATION                                        1,311,073
    562,486   EL PASO ELECTRIC COMPANY+                               12,093,449
     94,641   MGE ENERGY INCORPORATED                                  3,546,198
    151,902   PORTLAND GENERAL ELECTRIC COMPANY                        2,901,328
                                                                      50,962,092
                                                                 ---------------
TOTAL COMMON STOCKS (COST $956,222,071)                              828,852,724
                                                                 ---------------

             24 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                         Portfolio of Investments--July 31, 2010

SPECIAL SMALL CAP VALUE FUND

 PRINCIPAL    SECURITY NAME                                      INTEREST RATE   MATURITY DATE       VALUE
-----------   ------------------------------------------------   -------------   -------------   ------------
 SHORT-TERM INVESTMENTS: 5.51%
 CORPORATE BONDS & NOTES: 0.49%
$10,574,259   GRYPHON FUNDING LIMITED(a)(i)                           0.00%        08/05/2011    $  4,210,670
                                                                                                 ------------

   SHARES                                                            YIELD
-----------                                                      -------------
INVESTMENT COMPANIES: 5.02%
 33,324,912   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)          0.31                         33,324,912
 10,430,300   WELLS FARGO SECURITIES LENDING CASH
              INVESTMENTS LLC(v)(l)(u)                                0.34                         10,430,300
                                                                                                   43,755,212
                                                                                                 ------------
 TOTAL SHORT-TERM INVESTMENTS (COST $48,283,487)                                                   47,965,882
                                                                                                 ------------
 TOTAL INVESTMENTS IN SECURITIES
 (COST $1,004,505,558)*                                 100.63%                                   876,818,606
 OTHER ASSETS AND LIABILITIES, NET                       (0.63)                                    (5,469,630)
                                                        ------                                   ------------
 TOTAL NET ASSETS                                       100.00%                                  $871,348,976
                                                        ------                                   ------------

----------
(v) Security represents investment of cash collateral received from securities on loan.

(l)  Investment in an affiliate.

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $1,030,991,717 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $  90,211,798
Gross unrealized depreciation    (244,384,909)
                                -------------
Net unrealized depreciation     $(154,173,111)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 25


Statements of Assets and Liabilities--July 31, 2010

                                                                                   Small/          Special
                                                                                  Mid Cap         Small Cap
                                                                                 Core Fund       Value Fund
                                                                               ------------    --------------
ASSETS
   Investments
      In unaffiliated securities (including securities on loan), at value ..   $ 26,055,089    $  833,063,394
      In affiliated securities, at value ...................................      1,496,965        43,755,212
                                                                               ------------    --------------
   Total investments, at value (see cost below) ............................     27,552,054       876,818,606
   Receivable for investments sold .........................................              0         9,547,472
   Receivable for Fund shares sold .........................................         14,068           706,130
   Receivable for dividends ................................................          9,683           349,323
   Receivable for securities lending income ................................             25             4,512
   Receivable from advisor .................................................          2,435                 0
   Prepaid expenses and other assets .......................................         21,085                 0
                                                                               ------------    --------------
Total assets ...............................................................     27,599,350       887,426,043
                                                                               ------------    --------------
LIABILITIES
      Payable for investments purchased ....................................              0         3,479,520
      Payable for Fund shares redeemed .....................................         30,256         1,625,228
      Payable upon receipt of securities loaned ............................      1,226,789        10,430,300
      Advisory fee payable .................................................              0           162,322
      Distribution fees payable ............................................          3,384           105,144
      Due to other related parties .........................................         19,704            82,639
      Accrued expenses and other liabilities ...............................         42,895           191,914
                                                                               ------------    --------------
Total liabilities ..........................................................      1,323,028        16,077,067
                                                                               ------------    --------------
TOTAL NET ASSETS ...........................................................   $ 26,276,322    $  871,348,976
                                                                               ------------    --------------
NET ASSETS CONSIST OF
   Paid-in capital .........................................................   $ 50,752,944    $1,147,344,116
   Overdistributed net investment loss .....................................         (6,987)         (268,406)
   Accumulated net realized losses on investments ..........................    (26,220,231)     (148,039,685)
   Net unrealized appreciation (depreciation) on investments ...............      1,750,596      (127,687,049)
                                                                               ------------    --------------
TOTAL NET ASSETS ...........................................................   $ 26,276,322    $  871,348,976
                                                                               ------------    --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ....................................................   $ 16,582,709    $  472,903,018
   Shares outstanding - Class A ............................................      2,209,098        25,556,843
   Net asset value per share - Class A .....................................   $       7.51    $        18.50
   Maximum offering price per share - Class A ..............................   $       7.97(2) $        19.63(2)
   Net assets - Class B ....................................................             NA    $   36,653,807
   Shares outstanding - Class B ............................................             NA         2,072,949
   Net asset value per share - Class B .....................................             NA    $        17.68
   Net assets - Class C ....................................................   $  2,975,535    $   40,968,188
   Shares outstanding - Class C ............................................        403,169         2,308,765
   Net asset value per share - Class C .....................................   $       7.38    $        17.74
   Net assets - Administrator Class ........................................   $  6,708,078    $  320,813,963
   Shares outstanding - Administrator Class ................................        887,551        17,198,834
   Net asset value per share - Administrator Class .........................   $       7.56    $        18.65
   Net assets - Institutional Class ........................................   $     10,000    $       10,000
   Shares outstanding - Institutional Class ................................          1,323               536
   Net asset value per share - Institutional Class .........................   $       7.56    $        18.66
                                                                               ------------    --------------
Total investments, at cost .................................................   $ 25,801,458    $1,004,505,558
                                                                               ------------    --------------
Securities on loan, at value ...............................................   $  1,199,915    $   10,063,381
                                                                               ------------    --------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

             26 Wells Fargo Advantage Small and Mid Cap Stock Funds


                      Statements of Operations--For the Year Ended July 31, 2010

                                                                                  Small/         Special
                                                                                  Mid Cap       Small Cap
                                                                               Core Fund(1)   Value Fund(1)
                                                                               ------------   -------------
INVESTMENT INCOME
   Dividends ...............................................................   $  420,341     $ 12,284,862(2)
   Interest ................................................................            0            5,232
   Income from affiliated securities .......................................          294           27,581
   Securities lending income, net ..........................................          247           28,245
                                                                               ----------     ------------
Total investment income ....................................................      420,882       12,345,920
                                                                               ----------     ------------
EXPENSES
   Advisory fee ............................................................      224,970        7,407,675
   Administration fees
      Fund level ...........................................................       27,679          909,234
      Class A ..............................................................        1,659           46,854
      Class B(3) ...........................................................           NA            3,638
      Class C ..............................................................          297            3,771
      Administrator Class ..................................................          258           12,186
   Custody and accounting fees .............................................       10,300          228,782
   Shareholder servicing fees
      Class A ..............................................................       37,386        1,208,999
      Class B ..............................................................        6,559(3)        94,497
      Class C ..............................................................        8,109          102,223
      Class R ..............................................................           NA           20,646(4)
      Administrator Class ..................................................          645           30,466
   Distribution fees
      Class B ..............................................................       19,678(3)       283,492
      Class C ..............................................................       24,326          306,670
   Professional fees .......................................................       23,267           63,867
   Registration fees .......................................................       64,786          104,584
   Shareholder reports expenses ............................................       34,218          157,560
   Trustees' fees and expenses .............................................        2,104           41,234
   Transfer agent fees .....................................................      186,155        1,870,739
   Other fees and expenses .................................................        4,034           36,759
                                                                               ----------     ------------
Total expenses .............................................................      676,430       12,933,876
                                                                               ----------     ------------
LESS
   Expense reductions ......................................................           (6)            (207)
   Waived fees and/or reimbursed expenses ..................................     (228,576)        (367,794)
                                                                               ----------     ------------
Net expenses ...............................................................      447,848       12,565,875
                                                                               ----------     ------------
Net investment loss ........................................................      (26,966)        (219,955)
                                                                               ----------     ------------
NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
NET REALIZED GAINS (LOSS) FROM:
   Unaffiliated securities .................................................      416,412       59,235,524
   Futures transactions ....................................................            0        1,312,682
                                                                               ----------     ------------
Net realized gain from investments .........................................      416,412       60,548,206
                                                                               ----------     ------------
Net change in unrealized appreciation (depreciation) on unaffiliated
   securities ..............................................................    4,706,183      124,279,447
                                                                               ----------     ------------
Net realized and unrealized gain or loss on investments ....................    5,122,595      184,827,653
                                                                               ----------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................   $5,095,629     $184,607,698
                                                                               ==========     ============

----------
(1.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of an Evergreen fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of the predecessor fund.

(2.) Net of foreign withholding taxes of $2,753.

(3.) Class B shares of the predecessor Evergreen Fund became Class A shares on July 19, 2010.

(4.) Class R shares of the predecessor Evergreen Fund became Class A shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

             28 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                   SMALL/MID CAP CORE FUND
                                                    -----------------------------------------------------
                                                      For the Year Ended           For the Year Ended
                                                       July 31, 2010(1)             July 31, 2009(1)
                                                    ----------------------     --------------------------
OPERATIONS
   Net investment income (loss) .................               $  (26,966)                  $    (37,595)
   Net realized gains or losses on investments ..                  416,412                    (16,905,280)
   Net change in unrealized gains or losses
      on investments ............................                4,706,183                     (1,007,220)
                                                                ----------                   ------------
Net increase (decrease) in net assets
   resulting from operations ....................                5,095,629                    (17,950,095)
                                                                ----------                   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...................................                        0                              0
      Class B ...................................                        0                              0
      Class C ...................................                        0                              0
      Class R ...................................                       NA                             NA
      Administrator Class .......................                        0                              0
   Net realized gains
      Class A ...................................                        0                              0
      Class B ...................................                        0                              0
      Class C ...................................                        0                              0
      Class R ...................................                       NA                             NA
      Administrator Class .......................                        0                              0
   Tax basis return of capital
      Class A ...................................                        0                              0
      Class B ...................................                        0                              0
      Class C ...................................                        0                              0
      Class R ...................................                       NA                             NA
      Administrator Class .......................                        0                              0
                                                                ----------                     ----------
Total distributions to shareholders .............                        0                              0
                                                                ----------                     ----------

                                                     SHARES                      SHARES
                                                    -------                    ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Class A ...................................   461,494      3,346,866       212,416        1,207,845
      Class B ...................................       958(2)       7,457(2)     53,566(2)       326,554(2)
      Class C ...................................    11,761         80,184        75,680          547,487
      Class R ...................................        NA             NA            NA               NA
      Administrator Class .......................    54,417        391,819       368,742        2,000,188
   Institutional Class(4) .......................     1,323         10,000            NA               NA
                                                                ----------                     ----------
                                                                 3,836,326                      4,082,074
                                                                ----------                     ----------
   Net asset value of shares issued in
      reinvestment of distributions
      Class A ...................................                        0                              0
      Class B ...................................                        0                              0
      Class C ...................................                        0                              0
      Class R ...................................                       NA                             NA
      Administrator Class .......................                        0                              0
                                                                ----------                     ----------
                                                                         0                              0
                                                                ----------                     ----------
   Automatic conversion of Class B
      shares to Class A shares
      Class A ...................................    32,939        219,391       116,039          633,019
      Class B ...................................   (33,324)      (219,391)     (116,835)        (633,019)
                                                                ----------                     ----------
                                                                         0                              0
                                                                ----------                     ----------

----------
(1.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of an Evergreen fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of the predecessor fund.

(2.) Class B shares of the predecessor Evergreen Fund became Class A shares on July 19, 2010.

(3.) Class R shares of the predecessor Evergreen Fund became Class A shares on July 19, 2010.

(4.) Institutional Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 29


Statements of Changes in Net Assets

                 SPECIAL SMALL CAP VALUE FUND
-------------------------------------------------------------
     For the Year Ended                For the Year Ended
      July 31, 2010(1)                  July 31, 2009(1)
----------------------------      ---------------------------

                $   (219,955)                   $   7,870,364
                  60,548,206                     (186,970,139)

                 124,279,447                      (68,871,846)
                ------------                    -------------

                 184,607,698                     (247,971,621)
                ------------                    -------------


                    (160,174)                      (5,681,885)
                           0                          (81,677)
                           0                          (74,846)
                        (498)(3)                      (43,642)(3)
                    (155,625)                      (8,681,450)

                           0                          (41,782)
                           0                           (6,191)
                           0                           (4,315)
                           0(3)                          (409)(3)
                           0                          (50,021)

                  (1,601,895)                               0
                           0                                0
                           0                                0
                      (4,983)(3)                            0(3)
                  (1,556,395)                               0
                ------------                    -------------
                  (3,479,570)                     (14,666,218)
                ------------                    -------------

                   SHARES                           SHARES
                ------------                    -------------


  3,817,222       69,363,611      5,117,879        72,074,367
     27,827          513,465        126,980         1,618,079
    138,443        2,433,750        178,068         2,342,926
     70,560(3)     1,311,195(3)      68,664(3)        982,977(3)
  2,680,413       48,815,052      7,769,247       110,024,489
        536           10,000             NA                NA
                ------------                    -------------
                 122,447,073                      187,042,838
                ------------                    -------------


     96,500        1,659,805        413,611         5,359,841
          0                0          6,441            80,288
          0                0          5,134            64,234
        259(3)         4,418(3)       2,887(3)         37,153(3)
     82,232        1,423,440        566,716         7,389,496
                ------------                    -------------
                   3,087,663                       12,931,012
                ------------                    -------------


    207,272        3,501,488        726,255        10,046,187
   (216,231)      (3,501,488)      (756,570)      (10,046,187)
                ------------                    -------------
                           0                                0
                ------------                    -------------

             30 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                    SMALL/MID CAP CORE FUND
                                 ------------------------------------------------------------
                                     For the Year Ended               For the Year Ended
                                      July 31, 2010(1)                 July 31, 2009(1)
                                 -------------------------      -----------------------------
                                  SHARES                           SHARES
                                 --------                       -----------
CAPITAL SHARE TRANSACTIONS
   continued
   Payment for shares redeemed
      Class A ................   (651,717)     $(4,595,186)        (858,082)     $ (4,905,601)
      Class B ................   (469,864)(2)   (3,327,572)(2)     (246,647)(2)    (1,354,579)(2)
      Class C ................   (177,737)      (1,227,791)        (193,477)       (1,063,487)
      Class R(3) .............         NA               NA               NA                NA
      Administrator Class ....   (670,978)      (4,628,352)      (1,180,566)       (6,531,496)
                                               -----------                       ------------
                                               (13,778,901)                       (13,855,163)
                                               -----------                       ------------
   Net asset value of shares
      issued in acquisitions
      Class A ................          0                0        2,833,905        24,782,753
      Class B ................         NA               NA          753,186         6,561,636
      Class C ................          0                0          634,129         5,526,161
      Administrator Class ....          0                0        1,960,986        17,182,046
                                               -----------                       ------------
                                                         0                         54,052,596
                                               -----------                       ------------
   Net increase (decrease) in
      net assets resulting
      from capital share
      transactions ...........                  (9,942,575)                        44,279,507
                                               -----------                       ------------
Total increase (decrease) in
   net assets ................                  (4,846,946)                        26,329,412
                                               -----------                       ------------
NET ASSETS
BEGINNING OF PERIOD ..........                  31,123,268                          4,793,856
                                               -----------                       ------------
END OF PERIOD ................                 $26,276,322                       $ 31,123,268
                                               -----------                       ------------
UNDISTRIBUTED
   (OVERDISTRIBUTED) NET
   INVESTMENT INCOME (LOSS) ..                 $    (6,987)                      $     (7,273)
                                               -----------                       ------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 31


Statements of Changes in Net Assets

                SPECIAL SMALL CAP VALUE FUND
-----------------------------------------------------------
     For the Year Ended             For the Year Ended
      July 31, 2010(1)               July 31, 2009(1)
----------------------------   ----------------------------
   SHARES                         SHARES
-----------                    -----------



 (7,637,254)  $ (137,812,855)   (9,579,002)  $ (137,805,434)
   (661,535)     (11,323,884)   (1,703,628)     (23,078,093)
   (608,350)     (10,506,226)     (997,798)     (13,393,231)
   (307,089)      (5,403,377)     (129,801)      (1,734,688)
(20,343,660)    (357,876,240)  (12,836,790)    (188,377,218)
              --------------                 --------------
                (522,922,582)                  (364,388,644)
              --------------                 --------------


    520,841        9,190,148             0                0
    167,510        2,825,351             0                0
    183,875        3,111,534             0                0
  1,139,052       20,258,550             0                0
              --------------                 --------------
                  35,385,583                              0
              --------------                 --------------



                (362,002,263)                  (164,414,814)
              --------------                 --------------

                (180,874,135)                  (427,052,653)
              --------------                 --------------

               1,052,223,111                  1,479,275,764
              --------------                 --------------
              $  871,348,976                 $1,052,223,111
              --------------                 --------------


              $     (268,406)                $      267,846
              --------------                 --------------

             32 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                           Beginning                    Net Realized    Distributions
                                           Net Asset        Net        and Unrealized      from Net     Distributions
                                           Value Per     Investment      Gain (Loss)      Investment       from Net
                                             Share     Income (Loss)   on Investments       Income      Realized Gains
                                           ---------   -------------   --------------   -------------   --------------
SMALL/MID CAP CORE FUND(3)
Class A
August 1, 2009 to July 31, 2010 ........     $ 6.30         0.00             1.21            0.00             0.00
August 1, 2008 to July 31, 2009 ........     $ 9.06         0.00            (2.76)           0.00             0.00
December 17, 2007 to July 31, 2008(4) ..     $10.00        (0.02)           (0.92)           0.00             0.00
Class C
August 1, 2009 to July 31, 2010 ........     $ 6.24        (0.08)            1.22            0.00             0.00
August 1, 2008 to July 31, 2009 ........     $ 9.04        (0.05)(5)        (2.75)           0.00             0.00
December 17, 2007 to July 31, 2008(4) ..     $10.00        (0.07)           (0.89)           0.00             0.00
Administrator Class
August 1, 2009 to July 31, 2010 ........     $ 6.33         0.04             1.19            0.00             0.00
August 1, 2008 to July 31, 2009 ........     $ 9.07         0.00            (2.74)           0.00             0.00
December 17, 2007 to July 31, 2008(4) ..     $10.00        (0.01)           (0.92)           0.00             0.00
Institutional Class
July 30, 2010 to July 31, 2010(7) ......     $ 7.56         0.00(5)          0.00            0.00             0.00
SPECIAL SMALL CAP VALUE FUND(3)
Class A
August 1, 2009 to July 31, 2010 ........     $15.51        (0.02)            3.07           (0.01)            0.00
August 1, 2008 to July 31, 2009 ........     $18.78         0.11            (3.19)          (0.19)           (0.00)(6)
August 1, 2007 to July 31, 2008 ........     $27.25         0.15            (3.83)          (0.27)           (4.52)
August 1, 2006 to July 31, 2007 ........     $28.55         0.30             3.43           (0.10)           (4.93)
August 1, 2005 to July 31, 2006 ........     $30.03         0.07             1.95           (0.21)           (3.29)
Class B
August 1, 2009 to July 31, 2010 ........     $14.88        (0.14)(5)         2.94            0.00             0.00
August 1, 2008 to July 31, 2009 ........     $17.92         0.00(5)         (3.02)          (0.02)           (0.00)(6)
August 1, 2007 to July 31, 2008 ........     $26.17         0.00(5)         (3.67)          (0.06)           (4.52)
August 1, 2006 to July 31, 2007 ........     $27.69         0.08             3.33            0.00            (4.93)
August 1, 2005 to July 31, 2006 ........     $29.25        (0.13)            1.86            0.00            (3.29)
Class C
August 1, 2009 to July 31, 2010 ........     $14.93        (0.18)            2.99            0.00             0.00
August 1, 2008 to July 31, 2009 ........     $17.98         0.00(5)         (3.03)          (0.02)           (0.00)(6)
August 1, 2007 to July 31, 2008 ........     $26.24         0.00(5)         (3.69)          (0.05)           (4.52)
August 1, 2006 to July 31, 2007 ........     $27.75         0.09             3.33            0.00            (4.93)
August 1, 2005 to July 31, 2006 ........     $29.30        (0.12)            1.86            0.00            (3.29)
Administrator Class
August 1, 2009 to July 31, 2010 ........     $15.63         0.04(5)          3.04           (0.01)            0.00
August 1, 2008 to July 31, 2009 ........     $18.95         0.16            (3.23)          (0.25)           (0.00)(6)
August 1, 2007 to July 31, 2008 ........     $27.46         0.21            (3.87)          (0.33)           (4.52)
August 1, 2006 to July 31, 2007 ........     $28.73         0.37             3.47           (0.18)           (4.93)
August 1, 2005 to July 31, 2006 ........     $30.20         0.15             1.94           (0.27)           (3.29)
Institutional Class
July 30, 2010 to July 31, 2010(4) ......     $18.66         0.00(5)          0.00            0.00             0.00

----------
(1.) Total return calculations would have been lower had certain expense not been waived or reimbursed during the periods shown. Return for periods of less than one year are not annualized.

(2.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(3.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of an Evergreen Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of the predecessor fund.

(4.) Commencement of class operations.

(5.) Calculated based upon average shares outstanding.

(6.) Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 33


Financial Highlights

                                  Ratio to Average
              Ending           Net Assets (Annualized)
Tax Basis   Net Asset   ------------------------------------               Portfolio    Net Assets at
Return of   Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
 Capital      Share      Income (Loss)   Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
---------   ---------   --------------   --------   --------   ---------   ---------   ---------------


  0.00        $ 7.51        (0.01)%        2.31%      1.50%      19.21%        23%        $   16,583
  0.00        $ 6.30        (0.07)%        2.35%      1.50%     (30.46)%      230%        $   14,915
  0.00        $ 9.06        (0.44)%        5.15%      1.50%      (9.40)%       23%        $      563

  0.00        $ 7.38        (0.76)%        3.06%      2.25%      18.27%        23%        $    2,976
  0.00        $ 6.24        (0.80)%        3.10%      2.25%     (30.97)%      230%        $    3,553
  0.00        $ 9.04        (1.18)%        5.90%      2.25%      (9.60)%       23%        $      477

  0.00        $ 7.56         0.26%         2.06%      1.24%      19.43%        23%        $    6,708
  0.00        $ 6.33         0.22%         2.10%      1.25%     (30.21)%      230%        $    9,521
  0.00        $ 9.07        (0.18)%        4.90%      1.25%      (9.30)%       23%        $    3,221

  0.00        $ 7.56         0.00%         0.00%      0.00%       0.00%        23%        $       10


 (0.05)(5)    $18.50        (0.07)%        1.43%      1.39%      19.72%        45%        $  472,903
  0.00        $15.51         0.69%         1.43%      1.33%     (16.17)%       43%        $  442,973
  0.00        $18.78         0.73%         1.36%      1.31%     (15.22)%       48%        $  598,656
  0.00        $27.25         1.07%         1.32%      1.31%      13.30%        45%        $  959,305
  0.00        $28.55         0.33%         1.34%      1.31%       7.82%        49%        $  923,225

  0.00        $17.68        (0.82)%        2.18%      2.15%      18.82%        45%        $   36,654
  0.00        $14.88         0.01%         2.17%      2.07%     (16.83)%       43%        $   41,008
  0.00        $17.92        (0.02)%        2.11%      2.06%     (15.80)%       48%        $   91,409
  0.00        $26.17         0.30%         2.07%      2.06%      12.46%        45%        $  163,723
  0.00        $27.69        (0.42)%        2.09%      2.06%       6.94%        49%        $  179,710

  0.00        $17.74        (0.80)%        2.18%      2.12%      18.82%        45%        $   40,968
  0.00        $14.93        (0.03)%        2.17%      2.07%     (16.79)%       43%        $   38,744
  0.00        $17.98        (0.02)%        2.11%      2.06%     (15.86)%       48%        $   61,307
  0.00        $26.24         0.31%         2.07%      2.06%      12.48%        45%        $  131,213
  0.00        $27.75        (0.42)%        2.09%      2.06%       6.97%        49%        $  137,808

 (0.05)(5)    $18.65         0.21%         1.17%      1.13%      20.02%        45%        $  320,814
  0.00        $15.63         0.95%         1.18%      1.08%     (15.96)%       43%        $  525,865
  0.00        $18.95         0.98%         1.11%      1.06%     (15.00)%       48%        $  722,786
  0.00        $27.46         1.32%         1.07%      1.06%      13.62%        45%        $1,067,452
  0.00        $28.73         0.58%         1.09%      1.06%       8.05%        49%        $1,072,390

  0.00        $18.66         0.00%         0.00%      0.00%       0.00%        45%        $       10

             34 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund") and Wells Fargo Advantage Special Small Cap Value Fund ("Special Small Cap Value Fund") (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust.

Effective at the close of business on July 16, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund(s), in an exchange for shares of the Wells Fargo Advantage Fund. As Evergreen Golden Core Opportunities Fund contributed the majority of the net assets and shareholders to the newly created Small/Mid Cap Core Fund, the accounting and performance history of Evergreen Golden Core Opportunities Fund has been carried forward in the financial statements contained herein. Class A, Class B, Class C and Class I shares of Evergreen Golden Core Opportunities Fund received Class A, Class A, Class C and Administrator Class shares, respectively, of Small/Mid Cap Core Fund. In the reorganization transactions for Special Small Cap Value Fund with Evergreen Small Cap Value Fund and Evergreen Special Values Fund, Evergreen Special Values Fund became the accounting and performance survivor. As a result, the accounting and performance history of Evergreen Special Values Fund has been carried forward in the financial statements contained herein.

WELLS FARGO ADVANTAGE FUND     Acquired Evergreen Fund
----------------------------   -----------------------------------------
SMALL/MID CAP CORE FUND        Evergreen Golden Core Opportunities Fund
SPECIAL SMALL CAP VALUE FUND   Evergreen Small Cap Value Fund
                               Evergreen Special Values Fund

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 35


Notes to Financial Statements

SECURITY LOANS

The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management") and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Prior to July 19, 2010, each predecessor Evergreen fund entered into securities lending transactions through Wachovia Global Securities lending as the securities lending agent. Income earned from these securities lending transactions is also included in securities lending income on the Statement of Operations.

FUTURES CONTRACTS

Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

             36 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At July 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                                                  Accumulated
                               Overdistributed   Net Realized
                                Net Investment      Loss on      Paid-in
                                     Loss         Investments    Capital
                               ---------------   ------------   --------
SMALL/MID CAP CORE FUND            $27,252          $13,503     $(40,755)
SPECIAL SMALL CAP VALUE FUND             0                0            0

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At July 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                       Expiration
                               --------------------------
                                  2016           2017
                               -----------   ------------
SMALL/MID CAP CORE FUND        $13,638,891   $ 12,581,340
SPECIAL SMALL CAP VALUE FUND    16,742,143    147,804,621

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

             Wells Fargo Advantage Small and Mid Cap Stock Funds 37


Notes to Financial Statements

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                               Significant Other       Significant
                                Quoted Price   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES        (Level 1)         (Level 2)             (Level 3)           Total
-------------------------      -------------   -----------------   -------------------   ------------
SMALL/MID CAP CORE FUND
   Equity securities
      COMMON STOCK              $ 26,055,089      $          0         $        0        $ 26,055,089
   Investment companies              270,176         1,226,789                  0           1,496,965
      TOTAL                     $ 26,325,265      $  1,226,789         $        0        $ 27,552,054
SPECIAL SMALL CAP VALUE FUND
   Equity securities
      COMMON STOCK              $828,852,724                                             $828,852,724
   Corporate bonds & notes                 0                 0          4,210,670           4,210,670
   Investment companies           33,324,912        10,430,300                  0          43,755,212
      TOTAL                     $862,177,636      $ 10,430,300         $4,210,670        $876,818,606

Further details on the major security types listed above can be found in the each Fund's Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                               Special Small Cap
                                                                   Value Fund
                                                               -----------------
CORPORATE BONDS & NOTES
BALANCE AS OF JULY 31, 2009                                        $ 2,339,369
   Realized gain (loss)                                                      0
   Change in unrealized appreciation (depreciation)                  3,184,078
   Net purchases (sales)                                            (1,312,777)
   Transfers in and/or out of Level 3                                        0
BALANCE AS OF JULY 31, 2010                                        $ 4,210,670
   Change in unrealized gains or losses included in earnings
      relating to securities still held at July 31, 2010           $ 2,129,656

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management. The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Funds Management is paid a monthly fee which is calculated based on the average daily net assets of each Fund starting at the following rates and declining as average daily net assets of each Fund increase. Prior to July 19, 2010, the predecessor Evergreen Fund paid an investment management fee to Evergreen Investment Management Company, LLC ("EIMC"), a subsidiary of Wells Fargo & Company.

                                 Effective July 19, 2010      Prior to July 19, 2010         Effective rate for
                               --------------------------   --------------------------   ------------------------
                               starting at   declining to   starting at   declining to   Year ended July 31, 2010
                               -----------   ------------   -----------   ------------   ------------------------
SMALL/MID CAP CORE FUND           0.75%          0.60%         0.80%          0.70%                0.80%
SPECIAL SMALL CAP VALUE FUND      0.80           0.70          0.80*          0.75*                0.80

* The monthly fee was calculated based on the aggregate average daily net assets of the predecessor Evergreen fund and its variable annuity counterpart.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Funds.

             38 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                               Administration Fees
                              Average Daily       (% of Average
                               Net Assets       Daily Net Assets)
                            ----------------   -------------------
Fund level                  First $5 billion           0.05
                            Next $5 billion            0.04
                            Over $10 billion           0.03
Class A, Class B, Class C   All asset levels           0.26
Administrator Class         All asset levels           0.10
Institutional Class         All asset levels           0.08

Prior to July 19, 2010, the predecessor funds paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.

Prior to July 19, 2010, each Fund's predecessor Evergreen fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo & Company, a transfer and dividend disbursing agent fee.

Funds Management and/or EIMC has contractually and voluntarily waived and/or reimbursed advisory and administration fees during the year ended July 31, 2010, to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended July 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                               Front-end sales charges   Contingent deferred sales charges
                               -----------------------   ---------------------------------
                                      Class A               Class A   Class B   Class C
                               -----------------------      -------   -------   -------
SMALL/MID CAP CORE FUND                $  436                $   13   $ 4,452   $   124
SPECIAL SMALL CAP VALUE FUND            7,107                 1,558    28,780     2,390

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, where by Class A, Class B, Class C and Administrator Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19, 2010, Class R shares of Special Small Cap Value Fund's predecessor fund was charged a fee at an annual rate of 0.50% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended July 31, 2010, were as follows:

                               Purchases at Cost   Sales Proceeds
                               -----------------   --------------
SMALL/MID CAP CORE FUND           $  6,463,238      $ 16,168,919
SPECIAL SMALL CAP VALUE FUND       399,824,665       777,870,888

             Wells Fargo Advantage Small and Mid Cap Stock Funds 39


Notes to Financial Statements

6. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2010, Special Small Cap Value Fund entered into futures contracts for hedging purposes.

As of July 31, 2010, Special Small Cap Value Fund did not have any open futures contracts but had an average contract amount of $1,277,632 in futures contracts during the year ended July 31, 2010.

The realized gains/losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

7. ACQUISITIONS

Effective at the close of business on July 16, 2010, Special Small Cap Value Fund acquired the net assets of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Small Cap Value Fund and Evergreen Special Values Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of Special Small Cap Value Fund in the reorganizations. Class R shares of Evergreen Special Values Fund received Class A shares of Special Small Cap Value Fund. Special Small Cap Value Fund was newly created to receive the assets of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. Evergreen Special Values Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen Small Cap Value Fund and Evergreen Special Values Fund with fair values of $35,452,361 and $798,049,201, respectively, and identified costs of $30,733,820 and $971,212,867, respectively, at July 16, 2010, were the principal assets acquired by Special Small Cap Value Fund. For financial reporting purposes, assets received and shares issued by Special Small Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Small Cap Value Fund and Evergreen Special Values Fund were carried forward to align ongoing reporting of Special Small Cap Value Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

                                  Value of Net       Unrealised    Exchange              Number of
ACQUIRED FUND                    Assets Acquired   Appreciation     Ratio              Shares Issued
------------------------------   ---------------   -------------   --------   ------------------------------
EVERGREEN SMALL CAP VALUE FUND     $35,385,583       $4,718,541      0.56                    520,841 Class A
                                                                     0.56                    167,510 Class B
                                                                     0.56                    183,875 Class C
                                                                     0.59      1,139,052 Administrator Class

                                  Value of Net       Unrealised    Exchange             Number of
ACQUIRED FUND                    Assets Acquired   Appreciation     Ratio             Shares Issued
------------------------------   ---------------   -------------   --------   ------------------------------

EVERGREEN SPECIAL VALUES FUND      $799,508,182    $(173,163,666)    1.00                25,184,391 Class A*
                                                                     1.00                  1,927,434 Class B
                                                                     1.00                  2,145,954 Class C
                                                                     1.00     16,097,853 Administrator Class

*    Amount includes 241,431 shares of Class A issued for Class R shares.

The aggregate net assets of the Special Small Cap Value Fund immediately after the acquisitions were $834,893,765.

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for Special Small Cap Value Fund, the pro forma results of operations for the year ended July 31, 2010 would have been:

NET INVESTMENT INCOME                                  $    254,306
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        $187,069,382
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $187,323,688

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Small Cap Value Fund that have been included in Special Small Cap Value Fund's Statement of Operations since July 19, 2010.

             40 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

Effective at the close of business on September 19, 2008, Small/Mid Cap Core Fund's predecessor, Evergreen Golden Core Opportunities Fund, had acquired the net assets of Evergreen Special Equity Fund in a tax-free exchange for Class A, Class B, Class C, and Class I shares of Evergreen Golden Core Opportunities Fund. Shares were issued to Class A, Class B, Class C, Class I and Class IS shareholders of Evergreen Special Equity Fund at an exchange ratio of 1.22, 1.14, 1.14, 1.28 and 1.23 for Class A, Class B, Class C, Class I and Class A shares, respectively, of Evergreen Golden Core Opportunities Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,641,682. The aggregate net assets of Evergreen Golden Core Opportunities Fund and Evergreen Special Equity Fund immediately prior to the acquisition were $4,929,372 and $54,052,596, respectively. The aggregate net assets of Evergreen Golden Core Opportunities Fund immediately after the acquisition were $58,981,968.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the custodian, a portion of fund expenses may have been reduced.

9. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata.

During the year ended July 31, 2010, there were no borrowing by the Funds under this agreement.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2010 and July 31, 2009, were as follows:

                                   Ordinary Income      Long-Term Capital Gain   Return of Capital
                               ----------------------   ----------------------   -----------------
                                 2010         2009          2010     2009            2010     2009
                               --------   -----------       ----   -------       ----------   ----
SPECIAL SMALL CAP VALUE FUND   $316,297   $14,599,061        $0    $67,157       $3,163,273     $0

As of the most recent tax year end, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                Unrealised
                                Appreciation    Capital Loss
                               (Depreciation)   Carryforward
                               -------------   --------------
SMALL/MID CAP CORE FUND        $   1,750,596   $ (26,220,231)
SPECIAL SMALL CAP VALUE FUND    (154,173,111)   (164,546,764)

11. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

               Wells Fargo Advantage Social Sustainability Fund 41


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Small/Mid Cap Core Fund and Wells Fargo Advantage Special Small Cap Value Fund (collectively, the "Funds"), two of the Funds constituting the Wells Fargo Funds Trust, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Wells Fargo Funds Trust as of July 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                         (KPMG LLP)

Boston, Massachusetts
September 29, 2010

             42 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

EVERGREEN GOLDEN CORE OPPORTUNITIES FUND

On June 21, 2010, a Special Meeting of Shareholders for the Evergreen Golden Core Opportunities Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1 - The proposed reorganization of the Evergreen Golden Core Opportunities Fund into Wells Fargo Advantage Small/Mid Cap Core Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"       $13,757,468
Net assets voted "Against"   $   315,496
Net assets voted "Abstain"   $   916,643

EVERGREEN SMALL CAP VALUE FUND

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen Small Cap Value Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1 - The proposed reorganization of the Evergreen Small Cap Value Fund into Wells Fargo Advantage Special Small Cap Value Fund, a series newly created of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"       $21,811,858
Net assets voted "Against"   $   346,721
Net assets voted "Abstain"   $ 1,280,177

EVERGREEN SPECIAL VALUES FUND

On June 21, 2010, a Special Meeting of Shareholders for the Evergreen Special Value Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1 - The proposed reorganization of the Evergreen Special Value Fund into Wells Fargo Advantage Special Small Cap Value Fund, a newly created series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"       $453,922,078
Net assets voted "Against"   $ 40,657,245
Net assets voted "Abstain"   $ 15,599,995

             Wells Fargo Advantage Small and Mid Cap Stock Funds 43


Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                            Position Held and
Name and Age              Length of Service(2)   Principal Occupations During Past Five Years   Other Directorships
------------              --------------------   --------------------------------------------   -------------------
Peter G. Gordon           Trustee, since 1998;   Co-Founder, Chairman, President and CEO of     None
67                        Chairman, since 2005   Crystal Geyser. Water Company.
                          (Lead Trustee since
                          2001)

Isaiah Harris, Jr.        Advisory Board         Retired. Prior thereto, President and CEO of   CIGNA Corporation;
57                        Trustee, since 2008    BellSouth Advertising and Publishing Corp      Deluxe Corporation
                                                 from 2005 to 2007, President and CEO of
                                                 BellSouth Enterprises from 2004 to 2005 and
                                                 President of BellSouth Consumer Services
                                                 from 2000 to 2003. Currently a member of the
                                                 Iowa State University Foundation Board of
                                                 Governors and a member of the Advisory Board
                                                 of Iowa State University School of Business.

Dr. Leroy Keith, Jr.(3)   Trustee, since 2010    Chairman, Bloc Global Services (development    Trustee, Phoenix
71                                               and construction), Trustee, Phoenix Fund       Fund Complex
                                                 Complex and Director, Diversapack Co.          (consisting of 46
                                                 (packaging company). Trustee of the            portfolios as of
                                                 Evergreen Funds from 1983 to 2010. Former      12/31/09
                                                 Managing Director, Almanac Capital
                                                 Management (commodities firm), former
                                                 Partner, Stonington Partners, Inc. (private
                                                 equity fund), former Director, Obagi Medical
                                                 Products Co. and former Director, Lincoln
                                                 Educational Services.

Judith M. Johnson         Trustee, since 2008    Retired. Prior thereto, Chief Executive        None
61                                               Officer and Chief Investment Officer of
                                                 Minneapolis Employees Retirement Fund from
                                                 1996 to 2008. Ms. Johnson is a certified
                                                 public accountant and a certified managerial
                                                 accountant.

David F. Larcker          Advisory Board         James Irvin Miller Professor of Accounting     None
59                        Trustee, since 2008    at the Graduate School of Business, Stanford
                                                 University, Director of Corporate Governance
                                                 Research Program and Co-Director of The Rock
                                                 Center for Corporate Governance since 2006.
                                                 From 2005 to 2008, Professor of Accounting
                                                 at the Graduate School of Business, Stanford
                                                 University. Prior thereto, Ernst & Young
                                                 Professor of Accounting at The Wharton
                                                 School, University of Pennsylvania from 1985
                                                 to 2005.

                    44 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Other Information (Unaudited)

                            Position Held and
Name and Age              Length of Service(2)   Principal Occupations During Past Five Years   Other Directorships
------------              --------------------   --------------------------------------------   -------------------
Olivia S. Mitchell        Trustee, since 2006    Professor of Insurance and Risk Management,    None
57                                               Wharton School, University of Pennsylvania.
                                                 Director of the Boettner Center on Pensions
                                                 and Retirement Research. Research associate
                                                 and board member, Penn Aging Research
                                                 Center. Research associate, National Bureau
                                                 of Economic Research.

Timothy J. Penny          Trustee, since 1996    President and CEO of Southern Minnesota        None
58                                               Initiative Foundation, a non-profit
                                                 organization, since 2007 and Senior Fellow
                                                 at the Humphrey Institute Policy Forum at
                                                 the University of Minnesota since 1995.
                                                 Member of the Board of Trustees of NorthStar
                                                 Education Finance, Inc., a non-profit
                                                 organization, since 2007.

Michael S. Scofield(3)    Trustee, since 2010    Trustee of the Evergreen Funds from 1984 to    None
67                                               2010. Retired Attorney, Law Offices of
                                                 Michael S. Scofield and former Director and
                                                 Chairman, Branded Media Corporation
                                                 (multi-media branding company).

Donald C. Willeke         Trustee, since 1996    Principal of the law firm of Willeke &         None
70                                               Daniels. General Counsel of the Minneapolis
                                                 Employees Retirement Fund from 1984 to
                                                 present.

OFFICERS

                            Position Held and
Name and Age              Length of Service(2)   Principal Occupations During Past Five Years   Other Directorships
------------              --------------------   --------------------------------------------   -------------------
Karla M. Rabusch          President,             Executive Vice President of Wells Fargo        None
51                        since 2003             Bank, N.A. and President of Wells Fargo
                                                 Funds Management, LLC since 2003. Senior
                                                 Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC
                                                 from 2001 to 2003.

C. David Messman          Secretary,             Senior Vice President and Secretary of Wells   None
50                        since 2000;            Fargo Funds Management, LLC since 2001. Vice
                          Chief Legal Counsel,   President and Managing Senior Counsel of
                          since 2003             Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(4)         Treasurer, since       Senior Vice President of Wells Fargo Funds     None
39                        2009                   Management, LLC since 2009. Senior Vice
                                                 President of Evergreen Investment Management
                                                 Company, LLC from 2006 to 2010. Treasurer of
                                                 the Evergreen Funds from 2005 to 2010. Vice
                                                 President and Assistant Vice President of
                                                 Evergreen Investment Services, Inc. from
                                                 1999 to 2006.

David Berardi(5)          Assistant Treasurer,   Vice President of Wells Fargo Funds            None
35                        since 2009             Management, LLC since 2009. Vice President
                                                 of Evergreen Investment Management Company,
                                                 LLC from 2008 to 2010. Assistant Vice
                                                 President of Evergreen Investment Services,
                                                 Inc. from 2004 to 2008. Manager of Fund
                                                 Reporting and Control for Evergreen
                                                 Investment Management Company, LLC from 2004
                                                 to 2010.

Jeremy DePalma(5)         Assistant Treasurer,   Senior Vice President of Wells Fargo Funds     None
36                        since 2009             Management, LLC since 2009. Senior Vice
                                                 President of Evergreen Investment Management
                                                 Company, LLC from 2008 to 2010. Vice
                                                 President, Evergreen Investment Services,
                                                 Inc. from 2004 to 2007. Assistant Vice
                                                 President, Evergreen Investment Services,
                                                 Inc. from 2000 to 2004 and the head of the
                                                 Fund Reporting and Control Team within Fund
                                                 Administration form 2005 to 2010.

Debra Ann Early           Chief Compliance       Chief Compliance Officer of Wells Fargo        None
46                        Officer, since 2007    Funds Management, LLC since 2007. Chief
                                                 Compliance Officer of Parnassus Investments
                                                 from 2005 to 2007. Chief Financial Officer
                                                 of Parnassus Investments from 2004 to 2007
                                                 and Senior Audit Manager of
                                                 PricewaterhouseCoopers LLP from 1998 to
                                                 2004.

-----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective July 9, 2010.

(4.) Effective November 1, 2009.

(5.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                   Wells Fargo Advantage Small and Mid Cap Stock Funds 45


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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www,wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                               (GRAPHIC)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds       125323 09-10
                                                                                                       ASMC/AR125 07-10

                       (WELLS FARGO ADVANTAGE FUNDS LOGO)

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                                    (GRAPHIC)

                                  Annual Report

                                  July 31, 2010

                        WELLS FARGO ADVANTAGE INDEX FUND

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Contents

LETTER TO SHAREHOLDERS ...................................................    2
PERFORMANCE HIGHLIGHTS ...................................................    6
FUND EXPENSES ............................................................   10
PORTFOLIO OF INVESTMENTS .................................................   11
FINANCIAL STATEMENTS
Statement of Assets and Liabilities ......................................   12
Statement of Operations ..................................................   13
Statements of Changes in Net Assets ......................................   14
Financial Highlights .....................................................   16
NOTES TO FINANCIAL STATEMENTS ............................................   18
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   23
MASTER PORTFOLIO
PORTFOLIO OF INVESTMENTS
Index Portfolio - July 31, 2010 (Unaudited) ..............................   24
FINANCIAL STATEMENTS
Statement of Assets and Liabilities - July 31, 2010 (Unaudited) ..........   38
PORTFOLIO OF INVESTMENTS
Index Portfolio - September 30, 2009 .....................................   39
FINANCIAL STATEMENTS
Statement of Assets and Liabilities - September 30, 2009 .................   55
Statement of Operations - Year ended September 30, 2009 ..................   56
Statements of Changes in Net Assets - Year ended
   September 30, 2009 and September 30, 2008 .............................   57
Financial Highlights .....................................................   58
NOTES TO FINANCIAL STATEMENTS ............................................   59
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   64
OTHER INFORMATION ........................................................   65
LIST OF ABBREVIATIONS ....................................................   71

The views expressed are as of July 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INDEX FUND.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1932 KEYSTONE CREATES ONE OF THE FIRST MUTUAL FUND FAMILIES.

1971 WELLS FARGO & COMPANY INTRODUCES ONE OF THE FIRST INSTITUTIONAL INDEX
     FUNDS.

1978 WELLS FARGO APPLIES MARKOWITZ AND SHARPE'S RESEARCH ON MODERN PORTFOLIO
     THEORY TO INTRODUCE ONE OF THE INDUSTRY'S FIRST TACTICAL ASSET ALLOCATION
     (TAA) MODELS IN INSTITUTIONAL SEPARATELY MANAGED ACCOUNTS.

1984 WELLS FARGO STAGECOACH FUNDS LAUNCHES ITS FIRST ASSET ALLOCATION FUND.

1989 THE TACTICAL ASSET ALLOCATION (TAA) MODEL IS FIRST APPLIED TO WELLS FARGO'S
     ASSET ALLOCATION MUTUAL FUNDS.

1994 WELLS FARGO INTRODUCES THE LIFEPATH FUNDS, ONE OF THE FIRST SUITES OF
     TARGET DATE FUNDS (NOW THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM)).

1996 EVERGREEN INVESTMENTS AND KEYSTONE FUNDS MERGE.

1997 WELLS FARGO LAUNCHES WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM), A
     FUND-OF-FUNDS SUITE OF PRODUCTS THAT INCLUDES THE USE OF QUANTITATIVE MODELS TO SHIFT ASSETS AMONG INVESTMENT STYLES.

1999 NORWEST ADVANTAGE FUNDS AND STAGECOACH FUNDS ARE REORGANIZED INTO WELLS
     FARGO FUNDS AFTER THE MERGER OF NORWEST AND WELLS FARGO.

2002 EVERGREEN RETAIL AND EVERGREEN INSTITUTIONAL COMPANIES FORM THE UMBRELLA
     ASSET MANAGEMENT COMPANY, EVERGREEN INVESTMENTS.

2005 THE INTEGRATION OF STRONG FUNDS WITH WELLS FARGO FUNDS CREATES WELLS FARGO
     ADVANTAGE FUNDS, RESULTING IN ONE OF THE TOP 20 MUTUAL FUND COMPANIES IN THE UNITED STATES.

2006 WELLS FARGO ADVANTAGE FUNDS RELAUNCHES THE TARGET DATE PRODUCT LINE AS
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS.

2010 THE MERGERS AND REORGANIZATIONS OF EVERGREEN AND WELLS FARGO ADVANTAGE
     MUTUAL FUNDS ARE COMPLETED, UNIFYING THE FAMILIES UNDER THE BRAND OF WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS(R). Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 120 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $230 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JULY 31, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS

Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS

100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)

VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                       2 Wells Fargo Advantage Index Fund


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

ECONOMIC GROWTH WAS SOLID THROUGHOUT THE PERIOD, AS THE ECONOMY BEGAN TO RECOVER FROM THE DEEPEST RECESSION SINCE THE 1930S.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE INDEX FUND for the 12-month period that ended July 31, 2010. Signs of economic improvement moderated during the period, and the financial markets experienced their first significant correction since the powerful rally began in March 2009. Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing out on potential periods of strong recovery.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was solid throughout the period, as the economy began to recover from the deepest recession since the 1930s. Gross Domestic Product (GDP) became positive in the third quarter of 2009 after contracting in four consecutive quarters--something not seen in at least 60 years. GDP growth was 3.7% and 2.4% in the first and second quarters of 2010, respectively. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009; however, questions remained over the sustainability of the recovery, and by the end of the period, the National Bureau of Economic Research had not officially declared an end to the recession.

THE UNEMPLOYMENT RATE EDGED DOWN BUT REMAINED ELEVATED.

Employment data turned positive during the period. The unemployment rate peaked at 10.1% in October 2009--its highest level in more than 25 years--and edged down to 9.5% in June 2010. U.S. employers added 313,000 workers in April and 433,000 workers in May. Payroll employment declined in June, but that was the result of a decline in the number of temporary government employees working on Census 2010. Private-sector payrolls increased by 83,000 workers in June, and for the first half of 2010, they increased by 593,000. Still, more than 8 million jobs were lost during the recession, and by the end of the period, the number of long-term unemployed--those out of work for 27 weeks or longer--remained elevated at 6.8 million.

Other economic data were mixed during the period, raising some concerns about the potential sustainability of the recovery. Retail sales were strong through April 2010 but then declined in May and June. Consumer confidence weakened in the final months of the period as consumers remained concerned about income and job prospects, although much of the weakness came from areas affected by the oil spill in the Gulf of Mexico. New and existing home sales also weakened in the final months of the period as the government tax credit ended, renewing concerns about the ongoing fragility of the housing market. On the positive side, industrial production continued to see gains, inflation remained subdued, and interest rates remained at historically low levels.

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period, which indicates that the trillions of dollars of government stimulus added to the monetary system might not have

                       Wells Fargo Advantage Index Fund 3


Letter to Shareholders

an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%--which it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. After concluding its purchases of longer-term Treasuries in October 2009, it also ended its program to invest in mortgage-backed securities in March 2010.

The FOMC's final statement during the period noted a continuation of the economic recovery and gradual improvement in the labor market. It also cited increases in both household and business spending. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

FINANCIAL MARKETS SAW A SHIFT IN SENTIMENT AS VOLATILITY SPIKED.

The equity markets saw a significant shift in sentiment during the period. The strong rally that began in March 2009 continued through April 2010, but growing concerns about the strength of global economic growth resulted in a rapid correction in May and June. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined during the early months of the period to the lows of early 2008 but then spiked in May to levels last seen in early 2009. Although volatility moderated in June and July, the VIX remained elevated through the end of the period.

Despite the macroeconomic concerns, strong corporate earnings helped support the equity markets through the end of the first-quarter reporting season in April 2010. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts' estimates for the first quarter of 2010. For the nine-month period through April 2010, the S&P 500 Index gained 20.1%, the NASDAQ Composite Index gained 24.3%, and the Dow Jones Industrial Average gained 20.0%.

As the earnings season ended, however, investor focus shifted from improving corporate fundamentals to macroeconomic concerns about sovereign debt, slowing economic growth in China, and fear of a potential double-dip U.S. recession. Those concerns led to a significant correction in the equity markets during May and June 2010. During that two-month period, the S&P 500 Index declined 13.1%, the NASDAQ Composite Index declined 14.3%, and the Dow Jones Industrial Average declined 11.2%.

In July, investor focus returned to fundamentals as companies began to report second-quarter earnings. With more than 60% of companies in the S&P 500 Index reporting by the end of July, more than three-quarters had again exceeded analysts' estimates. That fundamental strength provided renewed support for the equity markets, with each of the three indices gaining approximately 7% for the month.

For the full 12-month period, the S&P 500 Index advanced 13.84%, the NASDAQ Composite Index advanced 13.9%, and the Dow Jones Industrial Average advanced 14.1%. During the period, the Russell Midcap(R) Index advanced 23.3%, the Russell 2000(R) Index of small cap stocks advanced 18.2%, and the Russell 1000(R) Index of large cap stocks advanced 14.5%. Among investment styles, value outperformed growth across the capitalization spectrum.

THE STRONG RALLY THAT BEGAN IN MARCH 2009 CONTINUED THROUGH APRIL 2010, BUT GROWING CONCERNS ABOUT THE STRENGTH OF GLOBAL ECONOMIC GROWTH RESULTED IN A RAPID CORRECTION IN MAY AND JUNE.

                       4 Wells Fargo Advantage Index Fund


                                                          Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The period saw renewed volatility and a correction in the equity markets. We believe, however, that the significant rebound that began in March 2009 underscores the importance of maintaining a focus on long-term investment goals through periods of volatility, so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                       6 Wells Fargo Advantage Index Fund


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INDEX FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INDEX FUND (the Fund) seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

William E. Zieff

FUND INCEPTION

February 14, 1985

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JULY 31, 2010

                    1 YEAR
                    ------
Investor Class(1)   13.12%
S&P 500 Index(2)    13.84%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.45% AND 0.75%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 18, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, INCLUDING UNDERLYING MASTER PORTFOLIO FEES AND EXPENSES, BUT EXCLUDING CERTAIN OTHER EXPENSES. WITHOUT THESE REDUCTIONS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF JULY 31, 2010)

                               (PERFORMANCE GRAPH)

            WELLS FARGO ADVANTAGE INDEX   WELLS FARGO ADVANTAGE INDEX
                  FUND - CLASS A             FUND - INVESTOR CLASS      S&P 500 INDEX
            ---------------------------   ---------------------------   -------------
 7/31/2000            9,424                        10,000                 10,000
 8/31/2000           10,002                        10,615                 10,621
 9/30/2000            9,469                        10,048                 10,060
10/31/2000            9,426                        10,005                 10,018
11/30/2000            8,685                         9,217                  9,228
12/31/2000            8,728                         9,263                  9,273
 1/31/2001            9,034                         9,589                  9,602
 2/28/2001            8,212                         8,716                  8,727
 3/31/2001            7,691                         8,163                  8,174
 4/30/2001            8,283                         8,793                  8,809
 5/31/2001            8,333                         8,846                  8,868
 6/30/2001            8,127                         8,629                  8,652
 7/31/2001            8,046                         8,542                  8,567
 8/31/2001            7,540                         8,005                  8,031
 9/30/2001            6,929                         7,357                  7,382
10/31/2001            7,056                         7,494                  7,523
11/30/2001            7,590                         8,062                  8,100
12/31/2001            7,653                         8,128                  8,171
 1/31/2002            7,538                         8,006                  8,052
 2/28/2002            7,390                         7,850                  7,897
 3/31/2002            7,662                         8,140                  8,194
 4/30/2002            7,196                         7,644                  7,697
 5/31/2002            7,139                         7,586                  7,640
 6/30/2002            6,633                         7,046                  7,096
 7/31/2002            6,111                         6,493                  6,543
 8/31/2002            6,148                         6,533                  6,586
 9/30/2002            5,478                         5,822                  5,870
10/31/2002            5,959                         6,332                  6,387
11/30/2002            6,304                         6,699                  6,762
12/31/2002            5,932                         6,305                  6,365
 1/31/2003            5,773                         6,135                  6,198
 2/28/2003            5,684                         6,042                  6,105
 3/31/2003            5,735                         6,096                  6,165
 4/30/2003            6,197                         6,587                  6,673
 5/31/2003            6,519                         6,929                  7,024
 6/30/2003            6,599                         7,015                  7,114
 7/31/2003            6,712                         7,137                  7,239
 8/31/2003            6,840                         7,270                  7,380
 9/30/2003            6,763                         7,191                  7,302
10/31/2003            7,142                         7,594                  7,715
11/30/2003            7,201                         7,657                  7,783
12/31/2003            7,575                         8,055                  8,191
 1/31/2004            7,709                         8,200                  8,341
 2/29/2004            7,813                         8,308                  8,457
 3/31/2004            7,693                         8,181                  8,330
 4/30/2004            7,567                         8,048                  8,199
 5/31/2004            7,667                         8,154                  8,311
 6/30/2004            7,812                         8,309                  8,473
 7/31/2004            7,552                         8,032                  8,193
 8/31/2004            7,577                         8,060                  8,226
 9/30/2004            7,657                         8,144                  8,315
10/31/2004            7,771                         8,266                  8,442
11/30/2004            8,080                         8,596                  8,783
12/31/2004            8,352                         8,884                  9,082
 1/31/2005            8,145                         8,664                  8,861
 2/28/2005            8,311                         8,844                  9,047
 3/31/2005            8,162                         8,684                  8,887
 4/30/2005            8,004                         8,517                  8,719
 5/31/2005            8,255                         8,785                  8,996
 6/30/2005            8,263                         8,794                  9,009
 7/31/2005            8,566                         9,116                  9,344
 8/31/2005            8,485                         9,031                  9,259
 9/30/2005            8,550                         9,100                  9,334
10/31/2005            8,404                         8,944                  9,178
11/30/2005            8,718                         9,278                  9,525
12/31/2005            8,716                         9,278                  9,529
 1/31/2006            8,944                         9,521                  9,781
 2/28/2006            8,964                         9,543                  9,807
 3/31/2006            9,071                         9,657                  9,929
 4/30/2006            9,189                         9,783                 10,063
 5/31/2006            8,921                         9,496                  9,773
 6/30/2006            8,928                         9,506                  9,786
 7/31/2006            8,979                         9,560                  9,847
 8/31/2006            9,189                         9,785                 10,081
 9/30/2006            9,422                        10,033                 10,341
10/31/2006            9,722                        10,353                 10,678
11/30/2006            9,905                        10,548                 10,881
12/31/2006           10,040                        10,692                 11,033
 1/31/2007           10,187                        10,850                 11,200
 2/28/2007            9,983                        10,634                 10,981
 3/31/2007           10,089                        10,748                 11,104
 4/30/2007           10,532                        11,220                 11,596
 5/31/2007           10,894                        11,606                 12,001
 6/30/2007           10,707                        11,408                 11,801
 7/31/2007           10,372                        11,049                 11,435
 8/31/2007           10,526                        11,215                 11,607
 9/30/2007           10,915                        11,630                 12,041
10/31/2007           11,083                        11,810                 12,232
11/30/2007           10,614                        11,311                 11,721
12/31/2007           10,536                        11,228                 11,640
 1/31/2008            9,883                        10,531                 10,941
 2/29/2008            9,556                        10,184                 10,586
 3/31/2008            9,513                        10,138                 10,540
 4/30/2008            9,974                        10,630                 11,054
 5/31/2008           10,099                        10,766                 11,197
 6/30/2008            9,246                         9,855                 10,253
 7/31/2008            9,168                         9,773                 10,167
 8/31/2008            9,298                         9,912                 10,314
 9/30/2008            8,467                         9,027                  9,395
10/31/2008            7,040                         7,504                  7,817
11/30/2008            6,533                         6,964                  7,256
12/31/2008            6,601                         7,036                  7,333
 1/31/2009            6,044                         6,444                  6,715
 2/28/2009            5,397                         5,755                  6,000
 3/31/2009            5,869                         6,257                  6,526
 4/30/2009            6,427                         6,853                  7,150
 5/31/2009            6,786                         7,234                  7,550
 6/30/2009            6,797                         7,247                  7,565
 7/31/2009            7,307                         7,794                  8,137
 8/31/2009            7,569                         8,072                  8,431
 9/30/2009            7,848                         8,369                  8,746
10/31/2009            7,699                         8,213                  8,583
11/30/2009            8,159                         8,700                  9,098
12/31/2009            8,311                         8,864                  9,274
 1/31/2010            8,008                         8,541                  8,940
 2/28/2010            8,252                         8,804                  9,217
 3/31/2010            8,748                         9,330                  9,773
 4/30/2010            8,882                         9,475                  9,928
 5/31/2010            8,170                         8,716                  9,135
 6/30/2010            7,740                         8,257                  8,657
 7/31/2010            8,279                         8,816                  9,263

(1.) Performance shown for the Investor Class shares prior to its inception, after the close of business on July 16, 2010, reflects the performance of the Fund's Administrator Class shares and has been adjusted to include the higher expenses applicable to the Investor Class. Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Equity Index Fund.

(2.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE INDEX
     FUND'S Class A and Investor Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                       Wells Fargo Advantage Index Fund 7


Performance Highlights (Unaudited)

                                    WELLS FARGO ADVANTAGE INDEX FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark during the 12-month period that ended July 31, 2010.

- The industrials and consumer discretionary sectors returned more than 25%. The information technology (the largest in the Fund), financials (the second largest in the Fund), and consumer staples sectors returned more than 10%.

- Apple Inc. was the most important contributor in the information technology sector. In the financials sector, American Express Company was the top contributor, producing a roughly 60% return during the period.

The Fund's objective is to approximate the performance of its benchmark, the S&P 500 Index (before fees and expenses). The portfolio management team uses an investment process designed to control trading and implementation costs and to reduce tracking error as much as possible. As a result, the Fund's performance should closely align with that of the index. Periodic rebalancing takes place in order to reflect the frequently changing constituents of the index. The Fund slightly trailed its benchmark during the 12-month period that ended July 31, 2010.

During this recent period, market dynamics were largely driven by macro risks, including government actions and responses, sovereign debt concerns, moderating growth in China, and concerns about possible deflation. In this environment, volatility persisted at elevated levels, with financial distress and investor uncertainty resulting in massive swings for stocks.

SECTOR DISTRIBUTION(4)
(AS OF JULY 31, 2010)

                                   (PIE CHART)

Consumer Discretionary       (10%)
Consumer Staples             (11%)
Energy                       (11%)
Financials                   (16%)
Health Care                  (11%)
Industrials                  (11%)
Information Technology       (19%)
Materials                     (4%)
Telecommunication Services    (3%)
Utilities                     (4%)

Despite a setback in the last few months, the market increased by nearly 14%, and every sector experienced positive returns over the year. The industrials and consumer discretionary sectors returned more than 25%. The information technology (the largest in the Fund), financials (the second largest in the Fund), and consumer staples sectors returned more than 10%. Conglomerate General Electric Company was the most important contributor among industrials names, rising about 23%. Remaining popular among both consumers and investors, technology entity Apple Inc. was the most important contributor in the information technology sector. In the financials sector, American Express Company was the top contributor, producing a roughly 60% return during the period.

(4.) Sector distribution is subject to change and represents the sector distribution of the Master Portfolio, which is calculated based on total investments of the Master Portfolio excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio.

                       8 Wells Fargo Advantage Index Fund


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INDEX FUND (CONTINUED)

TEN LARGEST EQUITY HOLDINGS(5)
(AS OF JULY 31, 2010)
-------------------------------------------
Exxon Mobile Corporation                      2.78%
Apple Incorporated                            2.13%
Microsoft Corporation                         1.79%
Procter & Gamble Company                      1.60%
General Electric Company                      1.57%
International Business Machines Corporation   1.50%
JPMorgan Chase & Company                      1.46%
Johnson & Johnson                             1.46%
AT&T Incorporated                             1.40%
Chevron Corporation                           1.39%

Despite generating positive returns, the telecommunication services, utilities, and materials sectors contributed the least to the total return of the index due to small weightings of the sectors. The most significant detractor within the Fund was ExxonMobil Corporation, due to its large weight in the Fund and its 13% decline. Other leading detractors included Monsanto Company in the materials sector and Gilead Sciences Inc. in the health care sector, both of which lost more than 30% over the year. Also in the health care sector, Boston Scientific Corporation lost nearly half of its value during the period and was one of the largest-declining stocks. Despite the volatility in these sectors, the Fund largely maintained its objective of closely approximating the performance of the S&P 500 during the period.

(5.) The ten largest equity holdings are calculated based on the value of the portfolio securities of the Master Portfolio allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Portfolio. Holdings are subject to change and may have changed since the date specified.

                       Wells Fargo Advantage Index Fund 9


Performance Highlights (Unaudited)

                                    WELLS FARGO ADVANTAGE INDEX FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JULY 31, 2010)

                                      Including Sales Charge                  Excluding Sales Charge           Expense Ratio(7)
                              -------------------------------------   -------------------------------------   -----------------
                              6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year    Gross     Net(8)
                              ---------   ------   ------   -------   ---------   ------   ------   -------   -------   -------
Class A (WFILX)**               (2.55)      6.77   (1.85)    (1.87)      3.39      13.29   (0.68)    (1.29)    0.68%     0.56%
Class B (WFIMX)**               (1.59)      7.60   (1.74)    (1.80)      2.98      12.44   (1.42)    (1.80)    1.43%     1.31%
Class C (WFINX)**                1.98      11.44   (1.43)    (2.02)      2.98      12.44   (1.43)    (2.02)    1.43%     1.31%
Administrator Class (WFIOX)                                              3.51      13.55   (0.43)    (1.04)    0.37%     0.25%
Investor Class (WFIRX)                                                   3.22      13.12   (0.67)    (1.25)    0.75%     0.45%
S&P 500 Index(2)                                                         3.61      13.84   (0.17)    (0.76)

*    Returns for periods of less than one year are not annualized.

** Class A and C shares are closed to new investors. Class B shares are closed to new investors and additional investment from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

(6.) The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

     Performance shown for the Investor Class shares prior to its inception, after the close of business on July 16, 2010, reflects the performance of the Fund's Administrator Class shares and has been adjusted to include the higher expenses applicable to the Investor Class. Performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Equity Index Fund.

(7.) Reflects the expense ratios as stated in the July 19, 2010 prospectus.

(8.) Effective July 19, 2010, the investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including underlying master portfolio fees and expenses, but excluding certain other expenses. Without these reductions, the Fund's returns would have been lower.

                       10 Wells Fargo Advantage Index Fund


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning         Ending         Expenses
                                              Account Value   Account Value    Paid During      Net Annual
                                                02-01-2010      07-31-2010    the Period(1)   Expenses Ratio
                                              -------------   -------------   -------------   --------------
CLASS A
   Actual                                       $1,000.00       $1,033.90         $3.03            0.60%
   Hypothetical (5% return before expenses)     $1,000.00       $1,021.82         $3.01            0.60%
CLASS B
   Actual                                       $1,000.00       $1,029.80         $6.79            1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.10         $6.76            1.35%
CLASS C
   Actual                                       $1,000.00       $1,029.80         $6.79            1.35%
   Hypothetical (5% return before expenses)     $1,000.00       $1,018.10         $6.76            1.35%
ADMINISTRATOR CLASS
   Actual                                       $1,000.00       $1,035.10         $1.46            0.29%
   Hypothetical (5% return before expenses)     $1,000.00       $1,023.36         $1.45            0.29%
INVESTOR CLASS
   Actual                                       $1,000.00       $1,032.20         $2.27            0.45%
   Hypothetical (5% return before expenses)     $1,000.00       $1,022.56         $2.26            0.45%

(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

                       Wells Fargo Advantage Index Fund 11


Portfolio of Investments--July 31, 2010

INDEX FUND

FACE/SHARE
  AMOUNT     SECURITY NAME                                                     VALUE
----------   ----------------------------------------------------------   --------------
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS: 100.04%
       N/A   WELLS FARGO ADVANTAGE INDEX PORTFOLIO                        $1,983,025,677
TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,635,365,246)    1,983,025,677
                                                                          --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,635,365,246)*              100.04%                                1,983,025,677
OTHER ASSETS AND LIABILITIES, NET    (0.04)                                     (706,265)
                                    ------                                --------------
TOTAL NET ASSETS                    100.00%                               $1,982,319,412
                                    ======                                ==============

* Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

                       12 Wells Fargo Advantage Index Fund


                              Statement of Assets and Liabilities--July 31, 2010

ASSETS
   Investments in affiliated Master Portfolio, at value .........   $1,983,025,677
   Cash .........................................................           75,000
   Receivable for Fund shares sold ..............................        1,041,385
   Receivable from investment advisor ...........................          191,485
   Prepaid expenses and other assets ............................           15,603
                                                                    --------------
Total assets ....................................................    1,984,349,150
                                                                    --------------
LIABILITIES
   Distributions payable ........................................              327
   Payable for Fund shares redeemed .............................        1,307,507
   Distribution fees payable ....................................          239,782
   Due to other related parties .................................          286,519
   Accrued expenses and other liabilities .......................          195,603
                                                                    --------------
Total liabilities ...............................................        2,029,738
                                                                    --------------
TOTAL NET ASSETS ................................................   $1,982,319,412
                                                                    ==============
NET ASSETS CONSIST OF
   Paid-in capital ..............................................   $1,628,739,796
   Undistributed net investment income ..........................        1,673,231
   Accumulated net realized gains on investments ................        4,245,954
   Net unrealized gains on investments ..........................      347,660,431
                                                                    --------------
TOTAL NET ASSETS ................................................   $1,982,319,412
                                                                    ==============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A .........................................   $  358,953,079
   Shares outstanding - Class A .................................        8,881,138
   Net asset value per share - Class A ..........................   $        40.42
   Maximum offering price per share - Class A(2) ................   $        42.88
   Net assets - Class B .........................................   $   26,294,964
   Shares outstanding - Class B .................................          652,157
   Net asset value per share - Class B ..........................   $        40.32
   Net assets - Class C .........................................   $   81,847,596
   Shares outstanding - Class C .................................        2,029,982
   Net asset value per share - Class C ..........................   $        40.32
   Net assets - Administrator Class .............................   $1,404,098,210
   Shares outstanding - Administrator Class .....................       34,617,008
   Net asset value per share - Administrator Class ..............   $        40.56
   Net assets - Investor Class ..................................   $  111,125,563
   Shares outstanding - Investor Class ..........................        2,745,141
   Net asset value per share - Investor Class ...................   $        40.48
AFFILIATED MASTER PORTFOLIO, AT COST ............................   $1,635,365,246
                                                                    ==============

(1.) The Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Advantage Index Fund 13


Statement of Operations--For the Year Ended July 31, 2010(a)

INVESTMENT INCOME
   Dividends ...................................................................   $   7,258,278
   Dividends allocated from affiliated Master Portfolio ........................       2,274,436
   Interest from affiliated securities .........................................           5,598
   Income allocated from affiliated Master Portfolio ...........................           2,462
   Net expenses allocated from affiliated Master Portfolio .....................         (70,680)
                                                                                   -------------
Total investment income ........................................................       9,470,094
                                                                                   -------------
EXPENSES
   Advisory fee ................................................................       1,202,288
   Administration fees
      Fund level ...............................................................         413,575
      Class A ..................................................................          35,636
      Class B ..................................................................           2,609
      Class C ..................................................................           8,156
      Administrator Class ......................................................          53,622
      Investor Class(2) ........................................................          14,032
   Custody fees ................................................................          96,142
   Shareholder servicing fees
      Class A ..................................................................         464,051
      Class B ..................................................................          62,892
      Class C ..................................................................         227,669
      Administrator Class ......................................................          53,622
      Investor Class(2) ........................................................          10,631
      Class IS(1) ..............................................................          13,373
   Accounting fees .............................................................           3,306
   Distribution fees
      Class B ..................................................................         188,676
      Class C ..................................................................         683,008
   Professional fees ...........................................................          53,827
   Registration fees ...........................................................          71,401
   Shareholder reports expenses ................................................          90,178
   Trustees' fees ..............................................................          16,563
   Transfer agent fees .........................................................         977,440
   Other fees and expenses .....................................................          63,128
                                                                                   -------------
Total expenses .................................................................       4,805,825
   Less: Expense reductions ....................................................             (89)
         Waived fees and/or reimbursed expenses ................................      (1,696,325)
   Net expenses ................................................................       3,109,411
                                                                                   -------------
Net investment income ..........................................................       6,360,683
                                                                                   -------------
NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
NET REALIZED GAINS OR LOSSES FROM
      Unaffiliated securities ..................................................      43,802,524
      Future transactions ......................................................       1,222,901
      Transactions allocated from affiliated Master Portfolio ..................       8,463,675
                                                                                   -------------
Net realized gain from investments .............................................      53,489,100
                                                                                   -------------
NET CHANGE IN UNREALIZED APPRECIATION OF
      Affiliated securities ....................................................      (1,269,917)
      Future contracts .........................................................        (356,834)
      Unaffiliated securities ..................................................    (166,743,206)
      Transactions allocated from affiliated Master Portfolio ..................     215,750,335
                                                                                   -------------
Net change in unrealized appreciation (depreciation) on investments ............      47,380,378
                                                                                   -------------
Net realized and unrealized appreciation (depreciation) on investments .........     100,869,478
                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $ 107,230,161
                                                                                   =============

(a) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Equity Index Fund.

(1.) Class IS shares of the predecessor fund became Class A shares on July 19, 2010.

(2.) Class commenced operations on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

                       14 Wells Fargo Advantage Index Fund


                                             Statements of Changes in Net Assets

                                                                                   For the                          For the
                                                                                  Year Ended                       Year Ended
                                                                               July 31, 2010(a)                  July 31, 2009(a)
                                                                           ----------------------                -------------
OPERATIONS
   Net investment income ...............................................             $  6,360,683                $   9,539,325
   Net realized gains on investments ...................................               53,489,100                   12,348,727
   Net change in unrealized gains or losses on investments .............               47,380,378                 (170,100,319)
                                                                                     ------------                -------------
Net increase (decrease) in net assets resulting from operations ........              107,230,161                 (148,312,267)
                                                                                     ------------                -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ..........................................................               (2,552,524)                  (3,992,967)
      Class B ..........................................................                 (150,761)                    (547,450)
      Class C ..........................................................                 (555,354)                  (1,284,507)
      Administrator Class ..............................................               (1,399,498)                  (3,806,324)
      Class IS(1) ......................................................                        0                     (117,277)
   Net realized gains
      Class A ..........................................................              (23,941,525)                  (8,768,406)
      Class B ..........................................................               (3,168,657)                  (1,987,728)
      Class C ..........................................................              (11,695,734)                  (4,567,521)
      Administrator Class ..............................................              (10,932,398)                  (7,027,212)
      Class IS(1) ......................................................                        0                     (256,823)
                                                                                     ------------                -------------
Total distributions to shareholders ....................................              (54,396,451)                 (32,401,215)
                                                                                     ------------                -------------

                                                                            SHARES                     SHARES
                                                                           -------                   ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Class A ..........................................................   457,458     17,425,394      684,677      22,286,514
      Class B ..........................................................     6,545        229,997       38,386       1,267,110
      Class C ..........................................................   203,992      7,199,785      301,758       9,596,152
      Administrator Class ..............................................   388,445     14,997,963      515,511      17,476,360
      Investor Class(2) ................................................     9,277        354,268           NA              NA
      Class IS(1) ......................................................         0              0        1,103          35,599
                                                                                      -----------                   ----------
                                                                                       40,207,407                   50,661,735
                                                                                      -----------                   ----------
   Net asset value of shares issued in reinvestment of distributions
      Class A ..........................................................   727,108     25,316,591      392,667      12,221,037
      Class B ..........................................................    85,488      2,948,152       70,875       2,174,153
      Class C ..........................................................   196,474      6,792,994      112,732       3,450,768
      Administrator Class ..............................................   282,690      9,823,982      189,765       5,928,831
      Class IS(1) ......................................................         0              0       11,163         347,383
                                                                                      -----------                   ----------
                                                                                       44,881,719                   24,122,172
                                                                                      -----------                   ----------

(a) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund. Evergreen Equity Index Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Equity Index Fund.

(1.) Class IS shares of the predecessor fund became Class A shares on July 19, 2010.

(2.) Class commenced operations on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Advantage Index Fund 15


Statements of Changes in Net Assets

                                                                                      For the                      For the
                                                                                    Year Ended                    Year Ended
                                                                                 July 31, 2010(a)              July 31, 2009(a)
                                                                           ----------------------------   -------------------------
CAPITAL SHARE TRANSACTIONS (CONTINUED)                                        SHARES                        SHARES
   Automatic conversion of Class B shares to Class A shares
      Class A ..........................................................       63,039    $    2,346,964      370,084   $ 12,469,225
      Class B ..........................................................      (63,344)       (2,346,964)    (372,039)   (12,469,225)
                                                                                         --------------                ------------
                                                                                                      0                           0
                                                                                         --------------                ------------
   Payment for shares redeemed
      Class A ..........................................................   (1,296,458)      (49,395,879)  (2,046,472)   (69,086,721)
      Class B ..........................................................     (166,413)       (6,278,636)    (376,089)   (12,741,922)
      Class C ..........................................................     (526,940)      (20,071,405)    (760,942)   (25,282,908)
      Administrator Class ..............................................   (2,134,548)      (81,660,652)  (1,876,862)   (63,014,599)
      Investor Class(2) ................................................      (31,231)       (1,257,957)          NA             NA
      Class IS(1) ......................................................            0                 0      (23,127)      (758,223)
                                                                                         --------------                ------------
                                                                                           (158,664,529)               (170,884,373)
                                                                                         --------------                ------------
   Net asset value of shares issued in acquisition
      Class A ..........................................................                    182,347,223                           0
      Class B ..........................................................                      3,697,966                           0
      Administrator Class ..............................................                  1,298,002,962                           0
      Investor Class(2) ................................................                    108,248,512                           0
                                                                                         --------------                ------------
                                                                                          1,592,296,663                           0
                                                                                         --------------                ------------
   Net increase (decrease) in net assets
      resulting from capital share transactions ........................                  1,518,721,260                 (96,100,466)
                                                                                         --------------                ------------
   Total increase (decrease) in net assets .............................                  1,571,554,970                (276,813,948)
                                                                                         --------------                ------------
   NET ASSETS
   BEGINNING OF PERIOD .................................................                    410,764,442                 687,578,390
                                                                                         --------------                ------------
   END OF PERIOD .......................................................                 $1,982,319,412                $410,764,442
                                                                                         --------------                ------------
   UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ...............                 $    1,673,231                $    (29,315)
                                                                                         --------------                ------------

The accompanying notes are an integral part of these financial statements.

                       16 Wells Fargo Advantage Index Fund


                                                            Financial Highlights

                                                      Beginning                 Net Realized    Distributions
                                                      Net Asset       Net      and Unrealized     from Net
                                                      Value Per   Investment     Gain (Loss)      Investment
                                                        Share       Income     on Investments       Income
                                                      ---------   ----------   --------------   -------------
WELLS FARGO ADVANTAGE INDEX FUND(5)
Class A
August 1, 2009 to July 31, 2010 ...................     $41.72       0.64            4.89          (0.63)
August 1, 2008 to July 31, 2009 ...................     $56.53       0.91          (12.80)         (0.91)
August 1, 2007 to July 31, 2008 ...................     $65.01       1.04           (8.50)         (1.02)
August 1, 2006 to July 31, 2007 ...................     $57.04       0.86            7.96          (0.85)
August 1, 2005 to July 31, 2006 ...................     $55.13       0.76            1.88          (0.73)
Class B
August 1, 2009 to July 31, 2010 ...................     $41.63       0.28            4.88          (0.27)
August 1, 2008 to July 31, 2009 ...................     $56.42       0.63(2)       (12.82)         (0.59)
August 1, 2007 to July 31, 2008 ...................     $64.86       0.57(2)        (8.48)         (0.53)
August 1, 2006 to July 31, 2007 ...................     $56.90       0.41(2)         7.91          (0.36)
August 1, 2005 to July 31, 2006 ...................     $55.01       0.34(2)         1.89          (0.34)
Class C
August 1, 2009 to July 31, 2010 ...................     $41.62       0.30            4.88          (0.28)
August 1, 2008 to July 31, 2009 ...................     $56.36       0.59          (12.76)         (0.56)
August 1, 2007 to July 31, 2008 ...................     $64.80       0.55           (8.44)         (0.55)
August 1, 2006 to July 31, 2007 ...................     $56.87       0.40(2)         7.90          (0.37)
August 1, 2005 to July 31, 2006 ...................     $54.99       0.33            1.89          (0.34)
Administrator Class
August 1, 2009 to July 31, 2010 ...................     $41.88       0.87(2)         4.76          (0.75)
August 1, 2008 to July 31, 2009 ...................     $56.88       1.02(2)       (12.90)         (1.11)
August 1, 2007 to July 31, 2008 ...................     $65.42       1.20(2)        (8.54)         (1.20)
August 1, 2006 to July 31, 2007 ...................     $57.40       1.02            8.01          (1.01)
August 1, 2005 to July 31, 2006 ...................     $55.47       0.90(2)         1.90          (0.87)
Investor Class(1)
July 16, 2010 to July 31, 2010 ....................     $39.19       0.03            1.26           0.00

(1.) Investor Class of Evergreen Equity Index Fund, the accounting and performance survivor did not exist prior to the reorganization. As a result, accounting and performance information for Investor Class commenced operation on July 16, 2010.

(2.) Per share amount is based on average shares outstanding during the period.

(3.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(4.) Portfolio turnover rate represents the activity from the Fund's investment in the Master Portfolio and the predecessor fund's investments in securities.

(5.) Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund. Evergreen Equity Index Fund was the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of the predecessor fund. The per share information has been adjusted to give effect to this transaction.

The accompanying notes are an integral part of these financial statements.

                       Wells Fargo Advantage Index Fund 17


Financial Highlights

                                  Ratio to Average Net Assets
                   Ending                (Annualized)
 Distributions   Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share         Income       Expenses   Expenses   Return(3)    Rate(4)    (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------


     (6.20)        $40.42         1.49%         1.00%      0.60%      13.29%        7%        $  358,953
     (2.01)        $41.72         2.22%         1.05%      0.52%     (20.30)%       6%        $  172,687
      0.00         $56.53         1.64%         0.90%      0.50%     (11.60)%       7%        $  262,336
      0.00         $65.01         1.35%         0.88%      0.57%      15.51%       14%        $  366,413
      0.00         $57.04         1.35%         0.96%      0.57%       4.82%        6%        $  241,553

     (6.20)        $40.32         0.69%         1.76%      1.35%      12.44%        7%        $   26,295
     (2.01)        $41.63         1.51%         1.79%      1.26%     (20.91)%       6%        $   28,008
      0.00         $56.42         0.89%         1.66%      1.26%     (12.26)%       7%        $   68,025
      0.00         $64.86         0.65%         1.63%      1.32%      14.65%       14%        $  113,488
      0.00         $56.90         0.60%         1.69%      1.32%       4.05%        6%        $  141,090

     (6.20)        $40.32         0.68%         1.76%      1.35%      12.44%        7%        $   81,848
     (2.01)        $41.62         1.48%         1.80%      1.27%     (20.91)%       6%        $   89,159
      0.00         $56.36         0.89%         1.65%      1.25%     (12.25)%       7%        $  137,044
      0.00         $64.80         0.63%         1.63%      1.32%      14.63%       14%        $  175,657
      0.00         $56.87         0.60%         1.69%      1.32%       4.04%        6%        $  173,515

     (6.20)        $40.56         1.94%         0.63%      0.31%      13.55%        7%        $1,404,098
     (2.01)        $41.88         2.49%         0.80%      0.27%     (20.09)%       6%        $  115,745
      0.00         $56.88         1.89%         0.65%      0.25%     (11.37)%       7%        $  212,661
      0.00         $65.42         1.62%         0.63%      0.32%      15.80%       14%        $  340,321
      0.00         $57.40         1.60%         0.69%      0.32%       5.08%        6%        $  255,492

      0.00         $40.48         2.13%         0.79%      0.45%       3.29%        7%        $  111,126

                       18 Wells Fargo Advantage Index Fund


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Wells Fargo Advantage Index Fund (the "Fund") is a diversified series of the Trust.

Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund. Evergreen Equity Index Fund became the accounting and performance survivor in the transaction. As a result, the accounting and performance history of Evergreen Equity Index Fund has been carried forward in the financial statements contained herein. Evergreen Equity Index Fund invested in a portfolio of securities and did not operate as a gateway fund in a master/gateway structure.

The Fund seeks to achieve its investment objective by investing all investable assets in a single diversified portfolio (a "Master Portfolio") of Wells Fargo Master Trust, a registered open-end investment management company. The Master Portfolio directly acquires portfolio securities, and the Fund investing in a Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investment in the Master Portfolio as partnership investments and records daily its share of the Master Portfolio's income, expense and realized and unrealized gains and losses. The audited financial statements of the Master Portfolio for the year ended September 30, 2009 and the unaudited Portfolio of Investments and Statement of Assets and Liabilities as of July 31, 2010 are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. As of July 31, 2010, the Fund owns 86% of the Wells Fargo Advantage Index Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in the Master Portfolio are valued daily based on the Fund's proportionate share of its Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolio are valued as discussed in the Notes to Financial Statements of the Master Portfolio, which are included elsewhere in the this report.

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale"and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on

                       Wells Fargo Advantage Index Fund 19


Notes to Financial Statements

consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

The Fund records daily its proportionate share of the Master Portfolio's dividend and interest income.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL AND OTHER TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of May 31, 2010, the Fund's tax year end, the Fund had estimated net capital loss carryforwards which are available to offset future net realized capital gains, in the amount of $2,552,691 with $112,768 expiring in 2011 and $2,439,923 expiring in 2012.

CLASS ALLOCATIONS

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                       20 Wells Fargo Advantage Index Fund


                                                   Notes to Financial Statements

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

At July 31, 2010, all of the investments of the Fund were in an affiliated Master Portfolio which were carried at fair value and designated as Level 2 inputs. Further details on the major security types can be found in the Master Portfolio's of Investments.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Since the Fund invests all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees.

The Fund may withdraw all of its investments from its corresponding Master Portfolio and invest directly in securities at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.

Funds Management also acts as adviser to the Master Portfolio and is entitled to receive fees from the Master Portfolio for those services.

Prior to July 19, 2010, the predecessor fund, Evergreen Equity Index Fund paid its investment advisor, Evergreen Investment Management Company, LLC ("EIMC"), a subsidiary of Wells Fargo & Company, an annual fee which started at 0.32% and declined to 0.25% as average daily net assets increased. For the year ended July 31, 2010, the advisory fee was equivalent to an annual rate of 0.27% of the Fund's average daily net assets.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund the following annual fees:

                                                Administration Fees
                               Average Daily       (% of Average
                                Net Assets       Daily Net Assets)
                             ----------------   -------------------
Fund level                   First $5 billion          0.05%
                              Next $5 billion          0.04
                             Over $10 billion          0.03
Class A, Class B, Class C,   All asset levels          0.26
Administrator Class          All asset levels          0.10
Investor Class               All asset levels          0.33

Prior to July 19, 2010, the Class level administration fee for Class A and Class B was 0.28%

Prior to July 19, 2010, the predecessor fund paid EIMC a fund level administration fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.

Funds Management and EIMC contractually waived and/or reimbursed advisory fees and administration expenses during the year ended July 31, 2010 to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.

                       Wells Fargo Advantage Index Fund 21


Notes to Financial Statements

Prior to July 19, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo & Company, a transfer and dividend disbursing agent fee.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended July 31, 2010, Wells Fargo Funds Distributor, LLC received $9,826 from the sale of Class A shares and $637 for Class A, $28,056 for Class B and $1,455 for Class C shares in contingent deferred sales charges from redemptions.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of the Fund is charged a fee at an annual rate of 0.10% of its average daily net assets. Prior to July 19, 2010, Class I shares of the predecessor Evergreen fund was not charged a fee but Class IS shares of the predecessor Evergreen fund was charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments in securities and the Master Portfolio, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended July 31, 2010, were $33,702,609 and $154,710,629, respectively. Purchases and sales related to investments in the Master Portfolio have been calculated by aggregating the results of multiplying the ownership percentage of the Master Portfolio by the corresponding Master Portfolio's purchases and sales.

6. ACQUISITION

Effective at the close of business on July 16, 2010, the Fund, which is the legal survivor, acquired the net assets of Evergreen Equity Index Fund, the accounting and performance survivor. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Equity Index Fund. Shareholders holding Class A, Class B, Class C, Class I and Class IS shares of Evergreen Equity Index Fund received Class A, Class B, Class C, Administrator Class and Class A, respectively, of the Fund in the reorganization. The exchange ratio and number of shares issued to the Evergreen Index Fund were as follows:

                         Exchange             Number of
Acquired Fund              Ratio            Shares Issued
-------------            --------   -----------------------------
EVERGREEN EQUITY INDEX     0.84     4,268,353 Class A
                           0.83       559,413 Class B
                           0.84     2,053,271 Class C
                           0.83     1,774,390 Administrator Class

The investment portfolio of the Fund with a fair value of $1,591,379,476 and identified cost of $1,453,712,899 (unrealized appreciation of $137,666,577) at July 16, 2010 was the principal assets acquired by the accounting and performance survivor. The shares and net assets of the Fund immediately prior to the acquisition were 40,646,939 shares and $1,592,296,663, respectively. The aggregate net assets of Evergreen Equity Index Fund immediately prior to the acquisition was $338,122,147. The aggregate net assets of the Fund immediately after the acquisition were $1,930,418,810. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fund was carried forward to align ongoing reporting the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

                      22 Wells Fargo Advantage Index Fund


                                                   Notes to Financial Statements

Assuming the acquisition had been completed August 1, 2009, the beginning of the annual reporting period for the Fund, the Fund's pro forma results of operations for the year ended July 31, 2010 would have been:

Net investment income                                 $ 33,097,370
Net realized and unrealized gains on investments      $219,667,075
Net increase in net assets resulting from operations  $252,764,445

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Statement of Operations since July 19, 2010.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the predecessor Fund's custodian, a portion of fund expenses may have been reduced.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Fund participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended July 31, 2010, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the Fund's tax year ended May 31, 2010, and May 31, 2009, were as follows:

     Ordinary Income          Long-term Cap Gain
    2010          2009       2010        2009
-----------   -----------   ------   -----------
$27,790,000   $34,853,928     $0     $49,077,594

As of May 31, 2010, the tax year-end of the Fund, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

Undistributed Ordinary    Unrealized    Capital Loss
        Income           Appreciation   Carryforward
----------------------   ------------   ------------
      $13,261,036        $129,620,122   ($2,552,691)

10. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

                       Wells Fargo Advantage Index Fund 23


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Index Fund (the "Fund"), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned at July 31, 2010 by examination of the underlying Master Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Index Fund of the Wells Fargo Funds Trust as of July 31, 2010, and the results of their operations for the year then ended, changes in their net assets for the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                        (KPMG LLP)

Boston, Massachusetts
September 29, 2010

                   24 Wells Fargo Advantage Master Portfolios


                             Portfolio of Investments--July 31, 2010 (Unaudited)
INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
COMMON STOCKS: 98.29%
CONSUMER DISCRETIONARY: 10.02%
AUTO COMPONENTS: 0.22%
     152,172   JOHNSON CONTROLS INCORPORATED                                                                       $     4,384,075
      54,951   THE GOODYEAR TIRE & RUBBER COMPANY+                                                                         586,327
                                                                                                                         4,970,402
                                                                                                                   ---------------
AUTOMOBILES: 0.49%
     770,602   FORD MOTOR COMPANY+                                                                                       9,840,588
      53,262   HARLEY-DAVIDSON INCORPORATED                                                                              1,450,324
                                                                                                                        11,290,912
                                                                                                                   ---------------
DISTRIBUTORS: 0.07%
      35,921   GENUINE PARTS COMPANY                                                                                     1,538,496
                                                                                                                   ---------------
DIVERSIFIED CONSUMER SERVICES: 0.14%
      28,463   APOLLO GROUP INCORPORATED CLASS A+                                                                        1,312,998
      14,020   DEVRY INCORPORATED                                                                                          754,276
      74,476   H&R BLOCK INCORPORATED                                                                                    1,167,784
                                                                                                                         3,235,058
                                                                                                                   ---------------
HOTELS, RESTAURANTS & LEISURE: 1.65%
      97,928   CARNIVAL CORPORATION                                                                                      3,396,143
      31,804   DARDEN RESTAURANTS INCORPORATED                                                                           1,332,270
      67,433   INTERNATIONAL GAME TECHNOLOGY                                                                             1,027,679
      58,033   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                               1,967,899
     243,356   MCDONALD'S CORPORATION                                                                                   16,969,214
     168,549   STARBUCKS CORPORATION                                                                                     4,188,443
      42,866   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                          2,076,858
      40,713   WYNDHAM WORLDWIDE CORPORATION                                                                             1,039,403
      15,621   WYNN RESORTS LIMITED                                                                                      1,369,649
     105,740   YUM! BRANDS INCORPORATED                                                                                  4,367,062
                                                                                                                        37,734,620
                                                                                                                   ---------------
HOUSEHOLD DURABLES: 0.39%
      62,622   D.R. HORTON INCORPORATED                                                                                    690,094
      34,457   FORTUNE BRANDS INCORPORATED                                                                               1,511,973
      15,728   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED+                                                               478,288
      33,498   LEGGETT & PLATT INCORPORATED                                                                                698,098
      36,812   LENNAR CORPORATION                                                                                          543,713
      62,932   NEWELL RUBBERMAID INCORPORATED                                                                              975,446
      71,833   PULTE HOMES INCORPORATED+                                                                                   630,694
      36,283   STANLEY BLACK & DECKER INCORPORATED                                                                       2,105,140
      16,992   WHIRLPOOL CORPORATION                                                                                     1,415,434
                                                                                                                         9,048,880
                                                                                                                   ---------------
INTERNET & CATALOG RETAIL: 0.55%
      77,628   AMAZON.COM INCORPORATED+                                                                                  9,151,565
      46,904   EXPEDIA INCORPORATED                                                                                      1,063,783
      10,732   PRICELINE.COM INCORPORATED+                                                                               2,408,261
                                                                                                                        12,623,609
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 25


Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
LEISURE EQUIPMENT & PRODUCTS: 0.14%
      60,775   EASTMAN KODAK COMPANY+                                                                              $       241,277
      29,612   HASBRO INCORPORATED                                                                                       1,248,146
      82,508   MATTEL INCORPORATED                                                                                       1,745,869
                                                                                                                         3,235,292
                                                                                                                   ---------------
MEDIA: 3.14%
     153,814   CBS CORPORATION CLASS B                                                                                   2,273,371
     638,278   COMCAST CORPORATION CLASS A                                                                              12,427,273
     205,580   DIRECTV GROUP INCORPORATED+                                                                               7,639,353
      64,312   DISCOVERY COMMUNICATIONS INCORPORATED CLASS C+                                                            2,483,086
      53,877   GANNETT COMPANY INCORPORATED                                                                                710,099
     110,688   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                              1,011,688
      71,369   MCGRAW-HILL COMPANIES INCORPORATED                                                                        2,190,315
       8,319   MEREDITH CORPORATION                                                                                        264,128
      26,349   NEW YORK TIMES COMPANY CLASS A+                                                                             230,290
     509,833   NEWS CORPORATION CLASS A                                                                                  6,653,321
      69,436   OMNICOM GROUP INCORPORATED                                                                                2,587,185
      20,313   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                                   865,943
      80,078   TIME WARNER CABLE INCORPORATED                                                                            4,578,059
     257,815   TIME WARNER INCORPORATED                                                                                  8,110,860
     137,395   VIACOM INCORPORATED CLASS B                                                                               4,539,531
     443,046   WALT DISNEY COMPANY                                                                                      14,926,220
       1,374   WASHINGTON POST COMPANY CLASS B                                                                             577,753
                                                                                                                        72,068,475
                                                                                                                   ---------------
MULTILINE RETAIL: 0.82%
      18,189   BIG LOTS INCORPORATED+                                                                                      624,065
      30,555   FAMILY DOLLAR STORES INCORPORATED                                                                         1,263,449
      53,437   JCPENNEY COMPANY INCORPORATED                                                                             1,316,153
      69,654   KOHL'S CORPORATION+                                                                                       3,321,799
      95,485   MACY'S INCORPORATED                                                                                       1,780,795
      37,666   NORDSTROM INCORPORATED                                                                                    1,280,644
      10,913   SEARS HOLDINGS CORPORATION+<<                                                                               774,823
     166,597   TARGET CORPORATION                                                                                        8,549,758
                                                                                                                        18,911,486
                                                                                                                   ---------------
SPECIALTY RETAIL: 1.90%
      19,954   ABERCROMBIE & FITCH COMPANY CLASS A                                                                         737,101
      20,167   AUTONATION INCORPORATED+<<                                                                                  492,680
       6,618   AUTOZONE INCORPORATED+                                                                                    1,400,170
      59,552   BED BATH & BEYOND INCORPORATED+                                                                           2,255,830
      78,259   BEST BUY COMPANY INCORPORATED                                                                             2,712,457
      50,474   CARMAX INCORPORATED+                                                                                      1,065,001
      34,570   GAMESTOP CORPORATION CLASS A+                                                                               693,129
     101,548   GAP INCORPORATED                                                                                          1,839,034
     380,113   HOME DEPOT INCORPORATED                                                                                  10,837,022
      61,056   LIMITED BRANDS INCORPORATED                                                                               1,565,476
     323,299   LOWE'S COMPANIES INCORPORATED                                                                             6,705,221
      31,244   O'REILLY AUTOMOTIVE INCORPORATED+                                                                         1,539,704
      62,321   OFFICE DEPOT INCORPORATED+                                                                                  269,227
      28,363   RADIOSHACK CORPORATION                                                                                      610,939
      27,717   ROSS STORES INCORPORATED                                                                                  1,459,577
     165,115   STAPLES INCORPORATED                                                                                      3,356,788

                   26 Wells Fargo Advantage Master Portfolios


                             Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
SPECIALTY RETAIL (continued)
      28,763   TIFFANY & COMPANY                                                                                   $     1,210,059
      92,289   TJX COMPANIES INCORPORATED                                                                                3,831,839
      29,463   URBAN OUTFITTERS INCORPORATED+                                                                              947,530
                                                                                                                        43,528,784
                                                                                                                   ---------------
TEXTILES, APPAREL, & LUXURY GOODS: 0.51%
      69,018   COACH INCORPORATED                                                                                        2,551,595
      87,896   NIKE INCORPORATED CLASS B                                                                                 6,472,661
      14,882   POLO RALPH LAUREN CORPORATION                                                                             1,175,827
      19,926   VF CORPORATION                                                                                            1,580,730
                                                                                                                        11,780,813
                                                                                                                   ---------------
CONSUMER STAPLES: 11.22%
BEVERAGES: 2.64%
      24,588   BROWN-FORMAN CORPORATION CLASS B                                                                          1,554,207
      73,581   COCA-COLA ENTERPRISES INCORPORATED                                                                        2,111,775
      43,388   CONSTELLATION BRANDS INCORPORATED CLASS A+                                                                  740,199
      55,578   DR. PEPPER SNAPPLE GROUP INCORPORATED                                                                     2,086,954
      35,691   MOLSON COORS BREWING COMPANY                                                                              1,606,452
     364,813   PEPSICO INCORPORATED                                                                                     23,680,012
     521,878   THE COCA-COLA COMPANY                                                                                    28,760,697
                                                                                                                        60,540,296
                                                                                                                   ---------------
FOOD & STAPLES RETAILING: 2.46%
      99,752   COSTCO WHOLESALE CORPORATION                                                                              5,656,936
     307,845   CVS CAREMARK CORPORATION                                                                                  9,447,763
     146,182   KROGER COMPANY                                                                                            3,096,135
      87,905   SAFEWAY INCORPORATED                                                                                      1,805,569
      48,007   SUPERVALU INCORPORATED                                                                                      541,519
     133,823   SYSCO CORPORATION                                                                                         4,144,498
     469,929   WAL-MART STORES INCORPORATED                                                                             24,055,666
     221,330   WALGREEN COMPANY                                                                                          6,318,972
      38,783   WHOLE FOODS MARKET INCORPORATED+                                                                          1,472,591
                                                                                                                        56,539,649
                                                                                                                   ---------------
FOOD PRODUCTS: 1.84%
     145,464   ARCHER DANIELS MIDLAND COMPANY                                                                            3,979,895
      42,334   CAMPBELL SOUP COMPANY                                                                                     1,519,791
     100,790   CONAGRA FOODS INCORPORATED                                                                                2,366,549
      41,061   DEAN FOODS COMPANY+                                                                                         470,559
     150,102   GENERAL MILLS INCORPORATED                                                                                5,133,488
      71,536   H.J. HEINZ COMPANY                                                                                        3,181,921
      15,673   HORMEL FOODS CORPORATION                                                                                    672,685
      26,947   JM SMUCKER COMPANY                                                                                        1,655,354
      57,692   KELLOGG COMPANY                                                                                           2,887,485
     394,393   KRAFT FOODS INCORPORATED CLASS A                                                                         11,520,220
      29,969   MCCORMICK & COMPANY INCORPORATED                                                                          1,178,681
      46,264   MEAD JOHNSON & COMPANY                                                                                    2,458,469
     149,586   SARA LEE CORPORATION                                                                                      2,212,377
      37,524   THE HERSHEY COMPANY                                                                                       1,763,628
      69,072   TYSON FOODS INCORPORATED CLASS A                                                                          1,209,451
                                                                                                                        42,210,553
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 27


Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
HOUSEHOLD PRODUCTS: 2.47%
      31,860   CLOROX COMPANY                                                                                      $     2,067,077
     110,945   COLGATE-PALMOLIVE COMPANY                                                                                 8,762,436
      93,645   KIMBERLY-CLARK CORPORATION                                                                                6,004,517
     651,463   PROCTER & GAMBLE COMPANY                                                                                 39,843,477
                                                                                                                        56,677,507
                                                                                                                   ---------------
PERSONAL PRODUCTS: 0.21%
      96,909   AVON PRODUCTS INCORPORATED                                                                                3,016,777
      27,068   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                               1,684,983
                                                                                                                         4,701,760
                                                                                                                   ---------------
TOBACCO: 1.60%
     471,097   ALTRIA GROUP INCORPORATED                                                                                10,439,510
      34,577   LORILLARD INCORPORATED                                                                                    2,636,150
     418,913   PHILIP MORRIS INTERNATIONAL                                                                              21,381,320
      38,239   REYNOLDS AMERICAN INCORPORATED                                                                            2,210,979
                                                                                                                        36,667,959
                                                                                                                   ---------------
ENERGY: 10.68%
ENERGY EQUIPMENT & SERVICES: 1.77%
      97,054   BAKER HUGHES INCORPORATED                                                                                 4,684,797
      55,241   CAMERON INTERNATIONAL CORPORATION+                                                                        2,186,991
      15,725   DIAMOND OFFSHORE DRILLING INCORPORATED                                                                      935,480
      27,505   FMC TECHNOLOGIES INCORPORATED+                                                                            1,740,516
     204,782   HALLIBURTON COMPANY                                                                                       6,118,886
      23,917   HELMERICH & PAYNE INCORPORATED                                                                              969,356
      64,518   NABORS INDUSTRIES LIMITED+                                                                                1,187,776
      94,786   NATIONAL OILWELL VARCO INCORPORATED                                                                       3,711,820
      25,884   ROWAN COMPANIES INCORPORATED+                                                                               653,830
     269,825   SCHLUMBERGER LIMITED                                                                                     16,097,760
      56,218   SMITH INTERNATIONAL INCORPORATED                                                                          2,331,923
                                                                                                                        40,619,135
                                                                                                                   ---------------
OIL, GAS & CONSUMABLE FUELS: 8.91%
     111,916   ANADARKO PETROLEUM CORPORATION                                                                            5,501,791
      81,496   APACHE CORPORATION                                                                                        7,789,388
      23,505   CABOT OIL & GAS CORPORATION                                                                                 716,197
     147,243   CHESAPEAKE ENERGY CORPORATION                                                                             3,096,520
     454,375   CHEVRON CORPORATION                                                                                      34,627,919
     336,672   CONOCOPHILLIPS                                                                                           18,591,028
      51,058   CONSOL ENERGY INCORPORATED                                                                                1,913,654
      90,314   DENBURY RESOURCES INCORPORATED+                                                                           1,430,574
     101,093   DEVON ENERGY CORPORATION                                                                                  6,317,302
     159,193   EL PASO CORPORATION                                                                                       1,961,258
      57,266   EOG RESOURCES INCORPORATED                                                                                5,583,435
   1,156,411   EXXON MOBIL CORPORATION                                                                                  69,014,608
      66,103   HESS CORPORATION                                                                                          3,542,460
     160,496   MARATHON OIL CORPORATION                                                                                  5,368,591
      23,291   MASSEY ENERGY COMPANY                                                                                       712,239
      43,315   MURPHY OIL CORPORATION                                                                                    2,371,496
      39,502   NOBLE ENERGY INCORPORATED                                                                                 2,649,004
     183,721   OCCIDENTAL PETROLEUM CORPORATION                                                                         14,317,378

                   28 Wells Fargo Advantage Master Portfolios


                             Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
OIL, GAS, & CONSUMABLE FUELS (continued)
      60,804   PEABODY ENERGY CORPORATION                                                                          $     2,745,301
      26,225   PIONEER NATURAL RESOURCES COMPANY                                                                         1,518,952
      39,608   QEP RESOURCES INCORPORATED                                                                                1,363,307
      36,063   RANGE RESOURCES CORPORATION                                                                               1,338,659
      78,312   SOUTHWESTERN ENERGY COMPANY+                                                                              2,854,472
     146,581   SPECTRA ENERGY CORPORATION                                                                                3,047,419
      27,272   SUNOCO INCORPORATED                                                                                         972,792
      31,948   TESORO PETROLEUM CORPORATION                                                                                412,449
     132,168   THE WILLIAMS COMPANIES INCORPORATED                                                                       2,565,381
     127,916   VALERO ENERGY CORPORATION                                                                                 2,173,293
                                                                                                                       204,496,867
                                                                                                                   ---------------
FINANCIALS: 16.17%
CAPITAL MARKETS: 2.46%
      57,855   AMERIPRISE FINANCIAL INCORPORATED                                                                         2,452,473
     274,379   BANK OF NEW YORK MELLON CORPORATION                                                                       6,878,682
     221,386   CHARLES SCHWAB CORPORATION                                                                                3,274,299
      44,797   E*TRADE FINANCIAL CORPORATION+                                                                              655,380
      20,083   FEDERATED INVESTORS INCORPORATED CLASS B                                                                    426,161
      33,427   FRANKLIN RESOURCES INCORPORATED                                                                           3,362,088
     116,450   GOLDMAN SACHS GROUP INCORPORATED                                                                         17,562,989
     105,681   INVESCO LIMITED                                                                                           2,065,007
      41,561   JANUS CAPITAL GROUP INCORPORATED                                                                            435,559
      37,249   LEGG MASON INCORPORATED                                                                                   1,076,124
     316,200   MORGAN STANLEY                                                                                            8,534,238
      54,709   NORTHERN TRUST CORPORATION                                                                                2,570,776
     113,493   STATE STREET CORPORATION                                                                                  4,417,148
      58,715   T. ROWE PRICE GROUP INCORPORATED                                                                          2,831,824
                                                                                                                        56,542,748
                                                                                                                   ---------------
COMMERCIAL BANKS: 3.02%
     156,560   BRANCH BANKING & TRUST CORPORATION                                                                        3,887,385
      39,886   COMERICA INCORPORATED                                                                                     1,530,027
     179,795   FIFTH THIRD BANCORP                                                                                       2,285,194
      51,708   FIRST HORIZON NATIONAL CORPORATION+                                                                         593,091
     162,096   HUNTINGTON BANCSHARES INCORPORATED                                                                          982,302
     198,873   KEYCORP                                                                                                   1,682,466
      18,822   M&T BANK CORPORATION                                                                                      1,643,913
     119,268   MARSHALL & ILSLEY CORPORATION                                                                               838,454
     118,998   PNC FINANCIAL SERVICES GROUP INCORPORATED                                                                 7,067,291
     269,749   REGIONS FINANCIAL CORPORATION                                                                             1,977,260
     113,079   SUNTRUST BANKS INCORPORATED                                                                               2,934,400
     433,620   US BANCORP                                                                                               10,363,518
   1,178,588   WELLS FARGO & COMPANY(l)                                                                                 32,682,245
      39,085   ZIONS BANCORP                                                                                               867,296
                                                                                                                        69,334,842
                                                                                                                   ---------------
CONSUMER FINANCE: 0.86%
     271,737   AMERICAN EXPRESS COMPANY                                                                                 12,130,340
     103,273   CAPITAL ONE FINANCIAL CORPORATION                                                                         4,371,546
     123,018   DISCOVER FINANCIAL SERVICES                                                                               1,878,485
     109,883   SLM CORPORATION+                                                                                          1,318,596
                                                                                                                        19,698,967
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 29


Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
DIVERSIFIED FINANCIAL SERVICES: 4.33%
   2,269,551   BANK OF AMERICA CORPORATION                                                                         $    31,864,496
   5,113,317   CITIGROUP INCORPORATED+                                                                                  20,964,600
      14,859   CME GROUP INCORPORATED                                                                                    4,142,689
      16,727   INTERCONTINENTAL EXCHANGE INCORPORATED+                                                                   1,766,706
     900,020   JPMORGAN CHASE & COMPANY                                                                                 36,252,806
      42,931   LEUCADIA NATIONAL CORPORATION+                                                                              948,346
      44,498   MOODY'S CORPORATION                                                                                       1,047,928
      32,975   NASDAQ STOCK MARKET INCORPORATED+                                                                           642,023
      59,041   NYSE EURONEXT INCORPORATED                                                                                1,710,418
                                                                                                                        99,340,012
                                                                                                                   ---------------
INSURANCE: 3.97%
      76,133   ACE LIMITED                                                                                               4,041,140
     106,220   AFLAC INCORPORATED                                                                                        5,224,962
     121,679   ALLSTATE CORPORATION                                                                                      3,436,215
      30,554   AMERICAN INTERNATIONAL GROUP INCORPORATED+                                                                1,175,412
      60,945   AON CORPORATION                                                                                           2,295,798
      25,296   ASSURANT INCORPORATED                                                                                       943,288
     374,463   BERKSHIRE HATHAWAY INCORPORATED CLASS B+                                                                 29,253,050
      73,919   CHUBB CORPORATION                                                                                         3,890,357
      36,869   CINCINNATI FINANCIAL CORPORATION                                                                          1,015,741
     110,635   GENWORTH FINANCIAL INCORPORATED+                                                                          1,502,423
     100,460   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                            2,351,769
      68,425   LINCOLN NATIONAL CORPORATION                                                                              1,781,787
      79,521   LOEWS CORPORATION                                                                                         2,954,205
     122,433   MARSH & MCLENNAN COMPANIES INCORPORATED                                                                   2,879,624
     185,526   METLIFE INCORPORATED                                                                                      7,803,224
      72,326   PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                    1,852,269
     105,414   PRUDENTIAL FINANCIAL INCORPORATED                                                                         6,039,168
     151,656   THE PROGRESSIVE CORPORATION                                                                               2,978,524
     112,051   THE TRAVELERS COMPANIES INCORPORATED                                                                      5,652,973
      18,666   TORCHMARK CORPORATION                                                                                       990,605
      75,288   UNUMPROVIDENT CORPORATION                                                                                 1,718,072
      77,383   XL GROUP PLC                                                                                              1,372,001
                                                                                                                        91,152,607
                                                                                                                   ---------------
REAL ESTATE INVESTMENT TRUSTS: 1.37%
      26,429   APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                           567,431
      18,772   AVALONBAY COMMUNITIES INCORPORATED                                                                        1,972,749
      31,447   BOSTON PROPERTIES INCORPORATED<<                                                                          2,575,509
      64,004   EQUITY RESIDENTIAL                                                                                        2,934,583
      66,497   HCP INCORPORATED                                                                                          2,358,649
      28,075   HEALTH CARE REIT INCORPORATED                                                                             1,272,078
     148,892   HOST HOTELS & RESORTS INCORPORATED                                                                        2,135,111
      91,755   KIMCO REALTY CORPORATION                                                                                  1,382,748
      36,865   PLUM CREEK TIMBER COMPANY                                                                                 1,322,716
     107,808   PROLOGIS                                                                                                  1,170,795
      30,734   PUBLIC STORAGE INCORPORATED                                                                               3,015,620
      66,208   SIMON PROPERTY GROUP INCORPORATED                                                                         5,907,078
      35,484   VENTAS INCORPORATED                                                                                       1,799,748
      35,801   VORNADO REALTY TRUST                                                                                      2,963,607
                                                                                                                        31,378,422
                                                                                                                   ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT: 0.05%
      61,142   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                                             1,039,414
                                                                                                                   ---------------

                   30 Wells Fargo Advantage Master Portfolios


                             Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
THRIFTS & MORTGAGE FINANCE: 0.11%
     107,208   HUDSON CITY BANCORP INCORPORATED                                                                    $     1,331,523
      84,772   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                                    1,173,244
                                                                                                                         2,504,767
                                                                                                                   ---------------
HEALTH CARE: 11.18%
BIOTECHNOLOGY: 1.42%
     216,695   AMGEN INCORPORATED+                                                                                      11,816,378
      54,724   BIOGEN IDEC INCORPORATED+                                                                                 3,057,977
     104,252   CELGENE CORPORATION+                                                                                      5,749,498
      17,009   CEPHALON INCORPORATED+                                                                                      965,261
      60,368   GENZYME CORPORATION+                                                                                      4,199,198
     201,308   GILEAD SCIENCES INCORPORATED+                                                                             6,707,583
                                                                                                                        32,495,895
                                                                                                                   ---------------
HEALTH CARE EQUIPMENT & SUPPLIES: 1.69%
     134,924   BAXTER INTERNATIONAL INCORPORATED                                                                         5,905,623
      52,782   BECTON DICKINSON & COMPANY                                                                                3,631,402
     343,007   BOSTON SCIENTIFIC CORPORATION+                                                                            1,920,839
      21,512   C.R. BARD INCORPORATED                                                                                    1,689,337
      40,230   CAREFUSION CORPORATION+                                                                                     847,646
      33,106   DENTSPLY INTERNATIONAL INCORPORATED                                                                         993,842
      37,525   HOSPIRA INCORPORATED+                                                                                     1,955,053
       8,860   INTUITIVE SURGICAL INCORPORATED+                                                                          2,909,358
     249,177   MEDTRONIC INCORPORATED                                                                                    9,212,074
      73,920   ST. JUDE MEDICAL INCORPORATED+                                                                            2,718,038
      63,713   STRYKER CORPORATION                                                                                       2,967,114
      27,946   VARIAN MEDICAL SYSTEMS INCORPORATED+                                                                      1,542,619
      45,877   ZIMMER HOLDINGS INCORPORATED+                                                                             2,431,022
                                                                                                                        38,723,967
                                                                                                                   ---------------
HEALTH CARE PROVIDERS & SERVICES: 1.94%
      96,117   AETNA INCORPORATED                                                                                        2,676,858
      63,909   AMERISOURCEBERGEN CORPORATION                                                                             1,915,353
      81,904   CARDINAL HEALTH INCORPORATED                                                                              2,643,042
      62,587   CIGNA CORPORATION                                                                                         1,925,176
      33,465   COVENTRY HEALTH CARE INCORPORATED+                                                                          663,611
      23,503   DAVITA INCORPORATED+                                                                                      1,347,192
     123,985   EXPRESS SCRIPTS INCORPORATED+                                                                             5,601,642
      38,500   HUMANA INCORPORATED+                                                                                      1,810,270
      23,526   LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                               1,716,927
      61,392   MCKESSON CORPORATION                                                                                      3,856,645
     103,345   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                      4,960,560
      21,104   PATTERSON COMPANIES INCORPORATED                                                                            563,055
      34,189   QUEST DIAGNOSTICS INCORPORATED                                                                            1,606,541
      98,577   TENET HEALTHCARE CORPORATION+                                                                               453,454
     257,128   UNITEDHEALTH GROUP INCORPORATED                                                                           7,829,548
      96,634   WELLPOINT INCORPORATED+                                                                                   4,901,276
                                                                                                                        44,471,150
                                                                                                                   ---------------
HEALTH CARE TECHNOLOGY: 0.05%
      15,435   CERNER CORPORATION+                                                                                       1,195,441
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 31


Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
LIFE SCIENCES TOOLS & SERVICES: 0.34%
      41,308   LIFE TECHNOLOGIES CORPORATION+                                                                      $     1,775,831
      26,650   PERKINELMER INCORPORATED                                                                                    518,609
      92,838   THERMO FISHER SCIENTIFIC INCORPORATED+                                                                    4,164,713
      21,025   WATERS CORPORATION+                                                                                       1,348,964
                                                                                                                         7,808,117
                                                                                                                   ---------------
PHARMACEUTICALS: 5.74%
     349,170   ABBOTT LABORATORIES                                                                                      17,137,264
      69,562   ALLERGAN INCORPORATED                                                                                     4,247,456
     389,007   BRISTOL-MYERS SQUIBB COMPANY                                                                              9,694,054
     229,550   ELI LILLY & COMPANY                                                                                       8,171,980
      68,405   FOREST LABORATORIES INCORPORATED+                                                                         1,898,239
     623,903   JOHNSON & JOHNSON                                                                                        36,242,525
      56,468   KING PHARMACEUTICALS INCORPORATED+                                                                          494,660
     705,379   MERCK & COMPANY INCORPORATED                                                                             24,307,360
      69,864   MYLAN LABORATORIES INCORPORATED+                                                                          1,215,634
   1,824,639   PFIZER INCORPORATED                                                                                      27,369,585
      24,233   WATSON PHARMACEUTICALS INCORPORATED+                                                                        981,437
                                                                                                                       131,760,194
                                                                                                                   ---------------
INDUSTRIALS: 10.46%
AEROSPACE & DEFENSE: 2.82%
     171,702   BOEING COMPANY                                                                                           11,699,774
      87,256   GENERAL DYNAMICS CORPORATION                                                                              5,344,430
      28,317   GOODRICH CORPORATION                                                                                      2,063,460
     173,318   HONEYWELL INTERNATIONAL INCORPORATED                                                                      7,428,409
      41,510   ITT CORPORATION                                                                                           1,955,951
      26,182   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                  1,912,333
      70,496   LOCKHEED MARTIN CORPORATION                                                                               5,297,774
      68,134   NORTHROP GRUMMAN CORPORATION                                                                              3,995,378
      32,166   PRECISION CASTPARTS CORPORATION                                                                           3,930,364
      86,201   RAYTHEON COMPANY                                                                                          3,988,520
      35,604   ROCKWELL COLLINS INCORPORATED                                                                             2,035,125
     211,072   UNITED TECHNOLOGIES CORPORATION                                                                          15,007,219
                                                                                                                        64,658,737
                                                                                                                   ---------------
AIR FREIGHT & LOGISTICS: 1.09%
      37,526   C.H. ROBINSON WORLDWIDE INCORPORATED                                                                      2,446,695
      48,158   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED                                                       2,053,457
      70,847   FEDEX CORPORATION                                                                                         5,848,420
     224,055   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                               14,563,575
                                                                                                                        24,912,147
                                                                                                                   ---------------
AIRLINES: 0.09%
     168,401   SOUTHWEST AIRLINES COMPANY                                                                                2,029,232
                                                                                                                   ---------------
BUILDING PRODUCTS: 0.04%
      81,141   MASCO CORPORATION                                                                                           834,129
                                                                                                                   ---------------
COMMERCIAL SERVICES & SUPPLIES: 0.63%
      24,983   AVERY DENNISON CORPORATION                                                                                  895,641
      29,739   CINTAS CORPORATION                                                                                          786,894
      11,398   DUN & BRADSTREET CORPORATION                                                                                779,167
      28,641   EQUIFAX INCORPORATED                                                                                        897,609

                   32 Wells Fargo Advantage Master Portfolios


                             Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
COMMERCIAL SERVICES & SUPPLIES (continued)
      40,929   IRON MOUNTAIN INCORPORATED                                                                          $       968,789
      46,945   PITNEY BOWES INCORPORATED                                                                                 1,145,927
      73,418   REPUBLIC SERVICES INCORPORATED                                                                            2,339,097
      33,938   ROBERT HALF INTERNATIONAL INCORPORATED                                                                      854,559
      46,667   RR DONNELLEY & SONS COMPANY                                                                                 787,272
      19,144   STERICYCLE INCORPORATED+                                                                                  1,206,072
     109,264   WASTE MANAGEMENT INCORPORATED                                                                             3,709,513
                                                                                                                        14,370,540
                                                                                                                   ---------------
CONSTRUCTION & ENGINEERING: 0.17%
      40,432   FLUOR CORPORATION                                                                                         1,952,461
      28,281   JACOBS ENGINEERING GROUP INCORPORATED+                                                                    1,034,236
      47,713   QUANTA SERVICES INCORPORATED+                                                                             1,024,875
                                                                                                                         4,011,572
                                                                                                                   ---------------
ELECTRICAL EQUIPMENT: 0.50%
     170,374   EMERSON ELECTRIC COMPANY                                                                                  8,440,328
      32,256   ROCKWELL AUTOMATION INCORPORATED                                                                          1,746,662
      21,238   ROPER INDUSTRIES INCORPORATED                                                                             1,327,375
                                                                                                                        11,514,365
                                                                                                                   ---------------
INDUSTRIAL CONGLOMERATES: 2.35%
     161,303   3M COMPANY                                                                                               13,797,859
   2,415,134   GENERAL ELECTRIC COMPANY                                                                                 38,931,960
      61,827   TEXTRON INCORPORATED                                                                                      1,283,529
                                                                                                                        54,013,348
                                                                                                                   ---------------
MACHINERY: 1.84%
     142,002   CATERPILLAR INCORPORATED                                                                                  9,904,640
      45,373   CUMMINS INCORPORATED                                                                                      3,612,145
     118,970   DANAHER CORPORATION                                                                                       4,569,638
      96,103   DEERE & COMPANY                                                                                           6,408,148
      42,247   DOVER CORPORATION                                                                                         2,026,589
      37,913   EATON CORPORATION                                                                                         2,974,654
      12,682   FLOWSERVE CORPORATION                                                                                     1,257,547
      87,524   ILLINOIS TOOL WORKS INCORPORATED                                                                          3,807,294
      82,544   PACCAR INCORPORATED                                                                                       3,782,166
      26,447   PALL CORPORATION                                                                                          1,011,333
      36,428   PARKER HANNIFIN CORPORATION                                                                               2,262,907
      13,078   SNAP-ON INCORPORATED                                                                                        584,194
                                                                                                                        42,201,255
                                                                                                                   ---------------
ROAD & RAIL: 0.80%
      88,047   CSX CORPORATION                                                                                           4,641,838
      83,710   NORFOLK SOUTHERN CORPORATION                                                                              4,710,362
      11,987   RYDER SYSTEM INCORPORATED                                                                                   523,472
     114,490   UNION PACIFIC CORPORATION                                                                                 8,548,968
                                                                                                                        18,424,640
                                                                                                                   ---------------
TRADING COMPANIES & DISTRIBUTORS: 0.13%
      29,682   FASTENAL COMPANY                                                                                          1,456,793
      14,016   W.W. GRAINGER INCORPORATED                                                                                1,569,932
                                                                                                                         3,026,725
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 33


Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INFORMATION TECHNOLOGY: 18.47%
COMMUNICATIONS EQUIPMENT: 2.34%
   1,291,919   CISCO SYSTEMS INCORPORATED+                                                                         $    29,804,571
      29,370   HARRIS CORPORATION                                                                                        1,307,846
      50,793   JDS UNIPHASE CORPORATION+                                                                                   551,104
     119,018   JUNIPER NETWORKS INCORPORATED+                                                                            3,306,320
     525,731   MOTOROLA INCORPORATED+                                                                                    3,937,725
     371,069   QUALCOMM INCORPORATED                                                                                    14,130,308
      87,152   TELLABS INCORPORATED                                                                                        608,321
                                                                                                                        53,646,195
                                                                                                                   ---------------
COMPUTERS & PERIPHERALS: 4.34%
     205,837   APPLE INCORPORATED+                                                                                      52,951,568
     389,791   DELL INCORPORATED+                                                                                        5,160,833
     464,999   EMC CORPORATION+                                                                                          9,202,330
     528,086   HEWLETT-PACKARD COMPANY                                                                                  24,313,079
      17,758   LEXMARK INTERNATIONAL INCORPORATED+                                                                         652,607
      77,961   NETAPP INCORPORATED+                                                                                      3,297,750
      25,229   QLOGIC CORPORATION+                                                                                         401,646
      52,024   SANDISK CORPORATION+                                                                                      2,273,449
      51,842   WESTERN DIGITAL CORPORATION+                                                                              1,368,110
                                                                                                                        99,621,372
                                                                                                                   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 0.55%
      78,735   AGILENT TECHNOLOGIES INCORPORATED+                                                                        2,199,069
      39,259   AMPHENOL CORPORATION CLASS A                                                                              1,758,803
     353,060   CORNING INCORPORATED                                                                                      6,397,447
      34,687   FLIR SYSTEMS INCORPORATED+                                                                                1,032,285
      43,828   JABIL CIRCUIT INCORPORATED                                                                                  635,944
      30,706   MOLEX INCORPORATED                                                                                          605,215
                                                                                                                        12,628,763
                                                                                                                   ---------------
INTERNET SOFTWARE & SERVICES: 1.69%
      38,935   AKAMAI TECHNOLOGIES INCORPORATED+                                                                         1,493,547
     257,215   EBAY INCORPORATED+                                                                                        5,378,366
      54,754   GOOGLE INCORPORATED CLASS A+                                                                             26,547,477
      28,530   MONSTER WORLDWIDE INCORPORATED+                                                                             391,432
      41,283   VERISIGN INCORPORATED+                                                                                    1,162,116
     266,318   YAHOO! INCORPORATED+                                                                                      3,696,494
                                                                                                                        38,669,432
                                                                                                                   ---------------
IT SERVICES: 3.07%
     113,781   AUTOMATIC DATA PROCESSING INCORPORATED                                                                    4,695,742
      67,732   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                       3,695,458
      34,891   COMPUTER SCIENCES CORPORATION                                                                             1,581,609
      74,965   FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED                                                       2,149,247
      34,522   FISERV INCORPORATED+                                                                                      1,729,552
     290,080   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                              37,246,272
      21,897   MASTERCARD INCORPORATED                                                                                   4,599,246
      72,764   PAYCHEX INCORPORATED<<                                                                                    1,891,136
      66,186   SAIC INCORPORATED+                                                                                        1,100,673
      37,754   TERADATA CORPORATION+                                                                                     1,200,577
      44,654   TOTAL SYSTEM SERVICES INCORPORATED                                                                          665,791
     102,379   VISA INCORPORATED CLASS A                                                                                 7,509,500
     152,046   WESTERN UNION COMPANY                                                                                     2,467,707
                                                                                                                        70,532,510
                                                                                                                   ---------------

                   34 Wells Fargo Advantage Master Portfolios


                             Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
OFFICE ELECTRONICS: 0.13%
     311,952   XEROX CORPORATION                                                                                   $     3,038,412
                                                                                                                   ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.50%
     127,950   ADVANCED MICRO DEVICES INCORPORATED+                                                                        958,346
      68,238   ALTERA CORPORATION                                                                                        1,891,557
      67,406   ANALOG DEVICES INCORPORATED                                                                               2,002,632
     303,861   APPLIED MATERIALS INCORPORATED                                                                            3,585,560
      97,693   BROADCOM CORPORATION CLASS A                                                                              3,519,879
      10,997   FIRST SOLAR INCORPORATED+<<                                                                               1,379,574
   1,258,632   INTEL CORPORATION                                                                                        25,927,819
      38,454   KLA-TENCOR CORPORATION                                                                                    1,217,838
      50,702   LINEAR TECHNOLOGY CORPORATION                                                                             1,616,380
     147,854   LSI LOGIC CORPORATION+                                                                                      595,852
      51,444   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                     491,805
      41,972   MICROCHIP TECHNOLOGY INCORPORATED                                                                         1,278,047
     193,247   MICRON TECHNOLOGY INCORPORATED+                                                                           1,406,838
      53,852   NATIONAL SEMICONDUCTOR CORPORATION                                                                          743,158
      21,727   NOVELLUS SYSTEMS INCORPORATED+                                                                              580,328
     129,437   NVIDIA CORPORATION+                                                                                       1,189,526
      40,772   TERADYNE INCORPORATED+                                                                                      438,707
     276,480   TEXAS INSTRUMENTS INCORPORATED                                                                            6,826,291
      61,949   XILINX INCORPORATED                                                                                       1,729,616
                                                                                                                        57,379,753
                                                                                                                   ---------------
SOFTWARE: 3.85%
     119,082   ADOBE SYSTEMS INCORPORATED+                                                                               3,420,035
      51,907   AUTODESK INCORPORATED+                                                                                    1,533,333
      41,062   BMC SOFTWARE INCORPORATED+                                                                                1,460,986
      88,343   CA INCORPORATED                                                                                           1,727,989
      42,018   CITRIX SYSTEMS INCORPORATED+                                                                              2,311,830
      50,903   COMPUWARE CORPORATION+                                                                                      416,387
      74,159   ELECTRONIC ARTS INCORPORATED+                                                                             1,181,353
      71,056   INTUIT INCORPORATED+                                                                                      2,824,476
      35,293   MCAFEE INCORPORATED+                                                                                      1,168,198
   1,724,746   MICROSOFT CORPORATION                                                                                    44,515,694
      79,144   NOVELL INCORPORATED+                                                                                        478,030
     885,587   ORACLE CORPORATION                                                                                       20,935,277
      42,673   RED HAT INCORPORATED+                                                                                     1,371,937
      25,596   SALESFORCE.COM INCORPORATED+                                                                              2,532,724
     180,717   SYMANTEC CORPORATION+                                                                                     2,343,899
                                                                                                                        88,222,148
                                                                                                                   ---------------
MATERIALS: 3.49%
CHEMICALS: 1.99%
      48,036   AIR PRODUCTS & CHEMICALS INCORPORATED                                                                     3,486,453
      18,882   AIRGAS INCORPORATED                                                                                       1,232,806
      16,073   CF INDUSTRIES HOLDINGS INCORPORATED                                                                       1,304,967
     261,250   DOW CHEMICAL COMPANY                                                                                      7,139,963
     204,956   E.I. DU PONT DE NEMOURS & COMPANY                                                                         8,335,561
      16,376   EASTMAN CHEMICAL COMPANY                                                                                  1,025,793
      52,791   ECOLAB INCORPORATED                                                                                       2,582,008
      16,445   FMC CORPORATION                                                                                           1,027,648
      17,990   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                             816,386

                   Wells Fargo Advantage Master Portfolios 35


Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
CHEMICALS (continued)
     123,411   MONSANTO COMPANY                                                                                    $     7,138,092
      37,625   PPG INDUSTRIES INCORPORATED                                                                               2,613,809
      69,208   PRAXAIR INCORPORATED                                                                                      6,008,639
      20,851   SHERWIN-WILLIAMS COMPANY                                                                                  1,441,847
      27,459   SIGMA-ALDRICH CORPORATION                                                                                 1,540,450
                                                                                                                        45,694,422
                                                                                                                   ---------------
CONSTRUCTION MATERIALS: 0.06%
      28,885   VULCAN MATERIALS COMPANY                                                                                  1,306,757
                                                                                                                   ---------------
CONTAINERS & PACKAGING: 0.20%
      20,886   BALL CORPORATION                                                                                          1,216,401
      24,671   BEMIS COMPANY INCORPORATED                                                                                  739,143
      37,316   OWENS-ILLINOIS INCORPORATED+                                                                              1,031,787
      30,061   PACTIV CORPORATION+                                                                                         914,456
      36,074   SEALED AIR CORPORATION                                                                                      780,281
                                                                                                                         4,682,068
                                                                                                                   ---------------
METALS & MINING: 1.06%
      24,862   AK STEEL HOLDING CORPORATION                                                                                347,819
     230,965   ALCOA INCORPORATED                                                                                        2,579,879
      22,291   ALLEGHENY TECHNOLOGIES INCORPORATED<<                                                                     1,061,275
      30,636   CLIFFS NATURAL RESOURCES INCORPORATED                                                                     1,733,079
     106,710   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                       7,634,033
     111,138   NEWMONT MINING CORPORATION                                                                                6,212,614
      71,284   NUCOR CORPORATION                                                                                         2,790,056
      19,090   TITANIUM METALS CORPORATION+                                                                                422,653
      32,435   UNITED STATES STEEL CORPORATION                                                                           1,437,844
                                                                                                                        24,219,252
                                                                                                                   ---------------
PAPER & FOREST PRODUCTS: 0.18%
      98,762   INTERNATIONAL PAPER COMPANY                                                                               2,390,040
      38,647   MEADWESTVACO CORPORATION                                                                                    925,982
      47,867   WEYERHAEUSER COMPANY                                                                                        776,403
                                                                                                                         4,092,425
                                                                                                                   ---------------
TELECOMMUNICATION SERVICES: 2.98%
DIVERSIFIED TELECOMMUNICATION SERVICES: 2.64%
   1,336,674   AT&T INCORPORATED                                                                                        34,673,324
      67,955   CENTURYTEL INCORPORATED                                                                                   2,420,557
     224,141   FRONTIER COMMUNICATIONS CORPORATION                                                                       1,712,437
     337,767   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                                                           1,911,761
     639,435   VERIZON COMMUNICATIONS INCORPORATED                                                                      18,581,981
     109,282   WINDSTREAM CORPORATION                                                                                    1,245,815
                                                                                                                        60,545,875
                                                                                                                   ---------------
WIRELESS TELECOMMUNICATION SERVICES: 0.34%
      91,261   AMERICAN TOWER CORPORATION CLASS A+                                                                       4,219,909
      59,122   METROPCS COMMUNICATIONS INCORPORATED+                                                                       529,142
     674,338   SPRINT NEXTEL CORPORATION+                                                                                3,081,725
                                                                                                                         7,830,776
                                                                                                                   ---------------

                   36 Wells Fargo Advantage Master Portfolios


                             Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
UTILITIES: 3.62%
ELECTRIC UTILITIES: 1.94%
      38,360   ALLEGHENY ENERGY INCORPORATED                                                                       $       874,608
     108,326   AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              3,897,569
     297,044   DUKE ENERGY CORPORATION                                                                                   5,079,452
      73,702   EDISON INTERNATIONAL                                                                                      2,443,221
      42,822   ENTERGY CORPORATION                                                                                       3,319,133
     149,429   EXELON CORPORATION                                                                                        6,250,615
      68,957   FIRSTENERGY CORPORATION                                                                                   2,599,679
      93,803   NEXTERA ENERGY INCORPORATED                                                                               4,905,897
      39,812   NORTHEAST UTILITIES                                                                                       1,108,366
      50,492   PEPCO HOLDINGS INCORPORATED                                                                                 853,820
      24,532   PINNACLE WEST CAPITAL CORPORATION                                                                           934,424
     106,001   PPL CORPORATION                                                                                           2,892,767
      64,961   PROGRESS ENERGY INCORPORATED                                                                              2,735,508
     186,518   THE SOUTHERN COMPANY                                                                                      6,589,681
                                                                                                                        44,484,740
                                                                                                                   ---------------
GAS UTILITIES: 0.12%
      32,545   EQT CORPORATION                                                                                           1,193,751
      10,241   NICOR INCORPORATED                                                                                          448,453
      24,045   ONEOK INCORPORATED                                                                                        1,118,814
                                                                                                                         2,761,018
                                                                                                                   ---------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS: 0.19%
     151,135   AES CORPORATION+                                                                                          1,558,202
      45,622   CONSTELLATION ENERGY GROUP INCORPORATED                                                                   1,441,655
      57,754   NRG ENERGY INCORPORATED+                                                                                  1,309,861
                                                                                                                         4,309,718
                                                                                                                   ---------------
MULTI-UTILITIES: 1.37%
      53,903   AMEREN CORPORATION                                                                                        1,367,519
      94,196   CENTERPOINT ENERGY INCORPORATED                                                                           1,340,409
      52,005   CMS ENERGY CORPORATION                                                                                      827,920
      63,785   CONSOLIDATED EDISON INCORPORATED                                                                          2,941,764
     134,833   DOMINION RESOURCES INCORPORATED                                                                           5,661,638
      38,096   DTE ENERGY COMPANY                                                                                        1,758,511
      17,422   INTEGRYS ENERGY GROUP INCORPORATED                                                                          824,932
      62,760   NISOURCE INCORPORATED                                                                                     1,035,540
      84,228   PG&E CORPORATION                                                                                          3,739,723
     114,451   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                              3,765,438
      25,653   SCANA CORPORATION                                                                                           982,766
      55,996   SEMPRA ENERGY                                                                                             2,785,801
      48,390   TECO ENERGY INCORPORATED                                                                                    790,693
      26,444   WISCONSIN ENERGY CORPORATION                                                                              1,435,380
     103,958   XCEL ENERGY INCORPORATED                                                                                  2,286,031
                                                                                                                        31,544,065
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $2,124,577,629)                                                                            2,255,073,487
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 37


Portfolio of Investments--July 31, 2010 (Unaudited)

INDEX PORTFOLIO

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
SHORT-TERM INVESTMENTS: 10.01%

                                                                                       YIELD
                                                                                   -------------
CORPORATE BONDS & NOTES: 0.26%
$  5,342,695   GRYPHON FUNDING LIMITED(a)(i)(v)                                         0.00%         08/05/2011   $     2,127,461
   6,931,910   VFNC CORPORATION+/-(a)(i)++(v)                                           0.33          09/29/2011         3,881,870
                                                                                                                         6,009,331
                                                                                                                   ---------------

   SHARES
------------
INVESTMENT COMPANIES: 9.59%
  29,870,077   WELLS FARGO ADVANTAGE MONEY MARKET TRUST(l)(u)                           0.31                            29,870,077
 190,069,226   WELLS FARGO SECURITIES LENDING CASH INVESTMENTS, LLC(l)(u)(v)                                           190,069,226
                                                                                                                       219,939,303
                                                                                                                   ---------------

  PRINCIPAL                                                                        INTEREST RATE
------------                                                                       -------------
US TREASURY BILLS: 0.16%
$    1,250,000  US TREASURY BILL###                                                     0.20          10/21/2010         1,249,611
       200,000  US TREASURY BILL###                                                     0.21          08/19/2010           199,987
     2,155,000  US TREASURY BILL###                                                     0.65          08/05/2010         2,154,971
                                                                                                                         3,604,569
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $227,976,697)                                                                       229,553,203
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,352,554,327)*                                                    108.30%                                    2,484,626,690
OTHER ASSETS AND LIABILITIES, NET                                          (8.30)                                     (190,342,449)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $ 2,294,284,241
                                                                          ------                                   ---------------

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

(l)  Investment in an affiliate.

+/-  Variable rate investments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(u)  Rate shown is the 7-day annualized yield at period end.

(v) Security represents investment of cash collateral received from securities on loan.

##   Zero coupon security. Rate represents yield to maturity.

#    Security pledged as collateral for futures transactions.

* Cost for federal income tax purposes is $2,421,731,135 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 437,871,547
Gross unrealized depreciation    (374,975,992)
                                --------------
Net unrealized appreciation     $  62,895,555

The accompanying notes are an integral part of these financial statements.

                   38 Wells Fargo Advantage Master Portfolios


                 Statements of Assets and Liabilities--July 31, 2010 (Unaudited)

ASSETS
   Investments
      In unaffiliated investments (including securities on loan), at value ....   $2,232,005,142
      In affiliated securities, at value ......................................      252,621,548
                                                                                  --------------
      Total investments, at value (see cost below) ............................    2,484,626,690
      Receivable for securities sold ..........................................          317,285
      Dividends and interest receivable .......................................        4,084,291
      Receivable for daily variation margin on open futures contracts .........           42,641
      Receivable for securities lending income ................................           39,870
      Prepaid expenses and other assets .......................................              560
                                                                                  --------------
Total assets ..................................................................    2,489,111,337
                                                                                  --------------
LIABILITIES
   Payable for securities purchased ...........................................           60,208
   Payable for securities on loan .............................................      194,219,378
   Advisory fee payable .......................................................          124,301
   Accrued expenses and other liabilities .....................................          423,209
                                                                                  --------------
Total liabilities .............................................................      194,827,096
                                                                                  --------------
TOTAL NET ASSETS ..............................................................   $2,294,284,241
                                                                                  ==============
Total investments, at cost ....................................................   $2,352,554,327
                                                                                  --------------
Securities on loan, at value ..................................................   $  189,917,259
                                                                                  --------------

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 39


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
COMMON STOCKS: 99.56%
AEROSPACE, DEFENSE: 0.20%
      81,629   RAYTHEON COMPANY                                                                                    $     3,915,743
                                                                                                                   ---------------
APPAREL & ACCESSORY STORES: 0.70%
      18,438   ABERCROMBIE & FITCH COMPANY CLASS A<<                                                                       606,241
     100,941   GAP INCORPORATED                                                                                          2,160,137
      64,060   KOHL'S CORPORATION+                                                                                       3,654,623
      55,973   LIMITED BRANDS INCORPORATED                                                                                 950,981
      81,494   NIKE INCORPORATED CLASS B                                                                                 5,272,662
      34,534   NORDSTROM INCORPORATED<<                                                                                  1,054,668
                                                                                                                        13,699,312
                                                                                                                   ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.12%
      12,121   POLO RALPH LAUREN CORPORATION                                                                               928,711
      18,691   VF CORPORATION                                                                                            1,353,789
                                                                                                                         2,282,500
                                                                                                                   ---------------
AUTO & TRUCKS: 0.25%
     675,295   FORD MOTOR COMPANY<<+                                                                                     4,868,877
                                                                                                                   ---------------
AUTO PARTS & EQUIPMENT: 0.16%
     124,828   JOHNSON CONTROLS INCORPORATED                                                                             3,190,604
                                                                                                                   ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 0.12%
      19,779   AUTONATION INCORPORATED<<+                                                                                  357,604
       6,758   AUTOZONE INCORPORATED<<+                                                                                    988,155
      28,665   O'REILLY AUTOMOTIVE INCORPORATED<<+                                                                       1,035,953
                                                                                                                         2,381,712
                                                                                                                   ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.02%
      11,729   RYDER SYSTEM INCORPORATED                                                                                   458,135
                                                                                                                   ---------------
BIOPHARMACEUTICALS: 0.93%
      96,143   CELGENE CORPORATION+                                                                                      5,374,394
      15,648   CEPHALON INCORPORATED<<+                                                                                    911,340
      56,666   GENZYME CORPORATION+                                                                                      3,214,662
     189,564   GILEAD SCIENCES INCORPORATED+                                                                             8,829,891
                                                                                                                        18,330,287
                                                                                                                   ---------------
BIOTECHNOLOGY: 0.90%
     212,879   AMGEN INCORPORATED+                                                                                      12,821,702
      60,554   BIOGEN IDEC INCORPORATED+                                                                                 3,059,188
      36,967   LIFE TECHNOLOGIES CORPORATION+                                                                            1,720,814
                                                                                                                        17,601,704
                                                                                                                   ---------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.11%
      57,833   D.R. HORTON INCORPORATED                                                                                    659,875
      15,509   KB HOME<<                                                                                                   257,604
      32,328   LENNAR CORPORATION CLASS A<<                                                                                460,674
      66,260   PULTE HOMES INCORPORATED<<                                                                                  728,197
                                                                                                                         2,106,350
                                                                                                                   ---------------

                   40 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.93%
      27,712   FASTENAL COMPANY<<                                                                                  $     1,072,454
     357,335   HOME DEPOT INCORPORATED<<                                                                                 9,519,404
     309,748   LOWE'S COMPANIES INCORPORATED                                                                             6,486,123
      20,477   SHERWIN-WILLIAMS COMPANY<<                                                                                1,231,896
                                                                                                                        18,309,877
                                                                                                                   ---------------
BUSINESS SERVICES: 5.70%
     110,058   ADOBE SYSTEMS INCORPORATED+                                                                               3,636,316
      20,469   AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                        1,108,806
      48,160   AUTODESK INCORPORATED+                                                                                    1,146,208
     105,268   AUTOMATIC DATA PROCESSING INCORPORATED                                                                    4,137,032
      38,570   BMC SOFTWARE INCORPORATED+                                                                                1,447,532
      83,453   CA INCORPORATED                                                                                           1,835,131
      38,372   CITRIX SYSTEMS INCORPORATED+                                                                              1,505,334
      61,467   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                       2,376,314
      31,801   COMPUTER SCIENCES CORPORATION+                                                                            1,676,231
      49,796   COMPUWARE CORPORATION+                                                                                      365,005
      25,753   CONVERGYS CORPORATION+                                                                                      255,985
      26,492   EQUIFAX INCORPORATED                                                                                        771,977
      65,293   FIDELITY NATIONAL INFORMATION SERVICES INCORPORATED<<                                                     1,665,624
      32,363   FISERV INCORPORATED+                                                                                      1,559,897
      38,234   IMS HEALTH INCORPORATED                                                                                     586,892
     101,906   INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                                              766,333
      67,725   INTUIT INCORPORATED+                                                                                      1,930,163
      37,781   IRON MOUNTAIN INCORPORATED<<+                                                                             1,007,241
     109,893   JUNIPER NETWORKS INCORPORATED<<+                                                                          2,969,309
      20,114   MASTERCARD INCORPORATED CLASS A<<                                                                         4,066,045
      32,954   MCAFEE INCORPORATED+                                                                                      1,443,056
   1,625,152   MICROSOFT CORPORATION                                                                                    42,075,185
      26,393   MONSTER WORLDWIDE INCORPORATED+                                                                             461,350
      72,700   NOVELL INCORPORATED+                                                                                        327,877
      65,147   OMNICOM GROUP INCORPORATED                                                                                2,406,530
     818,759   ORACLE CORPORATION                                                                                       17,062,938
      39,412   RED HAT INCORPORATED+                                                                                     1,089,348
      31,836   ROBERT HALF INTERNATIONAL INCORPORATED<<                                                                    796,537
      22,875   SALESFORCE.COM INCORPORATED<<+                                                                            1,302,274
     157,931   SUN MICROSYSTEMS INCORPORATED+                                                                            1,435,591
     170,748   SYMANTEC CORPORATION<<+                                                                                   2,812,220
      41,328   TOTAL SYSTEM SERVICES INCORPORATED<<                                                                        665,794
      40,432   VERISIGN INCORPORATED<<+                                                                                    957,834
     250,069   YAHOO! INCORPORATED<<+                                                                                    4,453,729
                                                                                                                       112,103,638
                                                                                                                   ---------------
CASINO & GAMING: 0.12%
      62,114   INTERNATIONAL GAME TECHNOLOGY<<                                                                           1,334,209
      14,453   WYNN RESORTS LIMITED<<+                                                                                   1,024,573
                                                                                                                         2,358,782
                                                                                                                   ---------------
CHEMICALS & ALLIED PRODUCTS: 1.96%
      44,040   AIR PRODUCTS & CHEMICALS INCORPORATED                                                                     3,416,623
      10,158   CF INDUSTRIES HOLDINGS INCORPORATED                                                                         875,924
     239,743   DOW CHEMICAL COMPANY                                                                                      6,250,100
     189,428   E.I. DU PONT DE NEMOURS & COMPANY                                                                         6,088,216
      15,233   EASTMAN CHEMICAL COMPANY                                                                                    815,575
      49,646   ECOLAB INCORPORATED                                                                                       2,295,135

                   Wells Fargo Advantage Master Portfolios 41


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
CHEMICALS & ALLIED PRODUCTS (continued)
      15,197   FMC CORPORATION                                                                                     $       854,831
      16,559   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                             628,083
     114,442   MONSANTO COMPANY                                                                                          8,857,811
      34,570   PPG INDUSTRIES INCORPORATED<<                                                                             2,012,320
      64,315   PRAXAIR INCORPORATED                                                                                      5,253,892
      25,536   SIGMA-ALDRICH CORPORATION                                                                                 1,378,433
                                                                                                                        38,726,943
                                                                                                                   ---------------
COAL MINING: 0.22%
      37,881   CONSOL ENERGY INCORPORATED                                                                                1,708,812
      17,917   MASSEY ENERGY COMPANY                                                                                       499,705
      56,108   PEABODY ENERGY CORPORATION                                                                                2,088,340
                                                                                                                         4,296,857
                                                                                                                   ---------------
COMMUNICATIONS: 5.17%
      82,728   AMERICAN TOWER CORPORATION CLASS A+                                                                       3,011,299
   1,236,847   AT&T INCORPORATED                                                                                        33,407,237
      62,316   CENTURYTEL INCORPORATED                                                                                   2,093,818
     601,610   COMCAST CORPORATION CLASS A                                                                              10,161,193
      94,241   DIRECTV GROUP INCORPORATED<<+                                                                             2,599,167
      54,628   METROPCS COMMUNICATIONS INCORPORATED+                                                                       511,318
     471,324   NEWS CORPORATION CLASS A                                                                                  5,651,175
     310,776   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<                                                         1,184,057
      18,703   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                                   691,076
     602,879   SPRINT NEXTEL CORPORATION<<+                                                                              2,381,372
      73,457   TIME WARNER CABLE INCORPORATED<<+                                                                         3,165,262
     248,546   TIME WARNER INCORPORATED                                                                                  7,153,163
     595,492   VERIZON COMMUNICATIONS INCORPORATED                                                                      18,025,543
     389,619   WALT DISNEY COMPANY<<                                                                                    10,698,938
      91,549   WINDSTREAM CORPORATION                                                                                      927,391
                                                                                                                       101,662,009
                                                                                                                   ---------------
COMPUTER SOFTWARE & SERVICES: 0.04%
      36,141   AKAMAI TECHNOLOGIES INCORPORATED+                                                                           711,255
                                                                                                                   ---------------
COSMETICS, PERSONAL CARE: 2.41%
      89,503   AVON PRODUCTS INCORPORATED                                                                                3,039,522
     104,487   COLGATE-PALMOLIVE COMPANY                                                                                 7,970,268
      24,741   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                                 917,396
     611,902   PROCTER & GAMBLE COMPANY                                                                                 35,441,364
                                                                                                                        47,368,550
                                                                                                                   ---------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 0.05%
      41,576   QUANTA SERVICES INCORPORATED+                                                                               920,077
                                                                                                                   ---------------
DEPOSITORY INSTITUTIONS: 7.93%
   1,813,679   BANK OF AMERICA CORPORATION                                                                              30,687,442
     252,155   BANK OF NEW YORK MELLON CORPORATION                                                                       7,309,973
     142,884   BB&T CORPORATION<<                                                                                        3,892,160
   2,734,015   CITIGROUP INCORPORATED                                                                                   13,232,633
      31,678   COMERICA INCORPORATED                                                                                       939,886
     166,725   FIFTH THIRD BANCORP                                                                                       1,688,924
      45,833   FIRST HORIZON NATIONAL CORPORATION<<+                                                                       606,366
      98,878   HUDSON CITY BANCORP INCORPORATED                                                                          1,300,246
     139,243   HUNTINGTON BANCSHARES INCORPORATED<<                                                                        655,835

                   42 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
DEPOSITORY INSTITUTIONS (continued)
     824,405   JPMORGAN CHASE & COMPANY                                                                            $    36,125,427
     184,173   KEYCORP                                                                                                   1,197,125
      17,309   M&T BANK CORPORATION<<                                                                                    1,078,697
      77,169   MARSHALL & ILSLEY CORPORATION                                                                               622,754
      50,606   NORTHERN TRUST CORPORATION                                                                                2,943,245
      96,726   PNC FINANCIAL SERVICES GROUP                                                                              4,699,916
     249,086   REGIONS FINANCIAL CORPORATION<<                                                                           1,546,824
     103,662   STATE STREET CORPORATION                                                                                  5,452,621
     104,571   SUNTRUST BANKS INCORPORATED                                                                               2,358,076
     400,817   US BANCORP                                                                                                8,761,860
     979,333   WELLS FARGO & COMPANY(l)                                                                                 27,597,613
     147,068   WESTERN UNION COMPANY                                                                                     2,782,527
      26,505   ZIONS BANCORPORATION<<                                                                                      476,295
                                                                                                                       155,956,445
                                                                                                                   ---------------
E-COMMERCE/SERVICES: 0.61%
      69,701   AMAZON.COM INCORPORATED<<+                                                                                6,507,285
     235,347   EBAY INCORPORATED+                                                                                        5,556,543
                                                                                                                        12,063,828
                                                                                                                   ---------------
EATING & DRINKING PLACES: 0.88%
      29,231   DARDEN RESTAURANTS INCORPORATED                                                                             997,654
     228,784   MCDONALD'S CORPORATION                                                                                   13,056,703
      97,806   YUM! BRANDS INCORPORATED                                                                                  3,301,931
                                                                                                                        17,356,288
                                                                                                                   ---------------
EDUCATIONAL SERVICES: 0.14%
      26,741   APOLLO GROUP INCORPORATED CLASS A+                                                                        1,970,009
      12,979   DEVRY INCORPORATED                                                                                          717,998
                                                                                                                         2,688,007
                                                                                                                   ---------------
ELECTRIC, GAS & SANITARY SERVICES: 4.17%
     139,828   AES CORPORATION+                                                                                          2,072,251
      35,529   ALLEGHENY ENERGY INCORPORATED<<                                                                             942,229
      48,923   AMEREN CORPORATION                                                                                        1,236,773
      99,952   AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              3,097,512
      81,003   CENTERPOINT ENERGY INCORPORATED                                                                           1,006,867
      47,989   CMS ENERGY CORPORATION<<                                                                                    643,053
      57,646   CONSOLIDATED EDISON INCORPORATED                                                                          2,360,027
      42,059   CONSTELLATION ENERGY GROUP INCORPORATED                                                                   1,361,450
     124,785   DOMINION RESOURCES INCORPORATED                                                                           4,305,083
      34,479   DTE ENERGY COMPANY                                                                                        1,211,592
     271,839   DUKE ENERGY CORPORATION                                                                                   4,278,746
     106,281   DYNEGY INCORPORATED CLASS A+                                                                                271,017
      68,301   EDISON INTERNATIONAL                                                                                      2,293,548
     146,995   EL PASO CORPORATION                                                                                       1,516,988
      41,044   ENTERGY CORPORATION<<                                                                                     3,277,774
     138,166   EXELON CORPORATION                                                                                        6,855,797
      63,904   FIRSTENERGY CORPORATION<<                                                                                 2,921,691
      86,256   FPL GROUP INCORPORATED                                                                                    4,763,919
      65,481   FRONTIER COMMUNICATIONS CORPORATION<<                                                                       493,727
      16,020   INTEGRYS ENERGY GROUP INCORPORATED                                                                          574,958
       9,480   NICOR INCORPORATED                                                                                          346,873
      57,720   NISOURCE INCORPORATED                                                                                       801,731
      36,745   NORTHEAST UTILITIES                                                                                         872,326

                   Wells Fargo Advantage Master Portfolios 43


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
ELECTRIC, GAS & SANITARY SERVICES (continued)
      46,291   PEPCO HOLDINGS INCORPORATED                                                                         $       688,810
      77,709   PG&E CORPORATION                                                                                          3,146,437
      21,215   PINNACLE WEST CAPITAL CORPORATION                                                                           696,276
      78,944   PPL CORPORATION                                                                                           2,395,161
      58,550   PROGRESS ENERGY INCORPORATED                                                                              2,286,963
     106,071   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                              3,334,872
      36,524   QUESTAR CORPORATION                                                                                       1,371,841
      67,569   REPUBLIC SERVICES INCORPORATED                                                                            1,795,308
      23,115   SCANA CORPORATION                                                                                           806,714
      51,431   SEMPRA ENERGY                                                                                             2,561,778
     135,405   SPECTRA ENERGY CORPORATION                                                                                2,564,571
      17,829   STERICYCLE INCORPORATED+                                                                                    863,815
      44,808   TECO ENERGY INCORPORATED<<                                                                                  630,897
     166,880   THE SOUTHERN COMPANY                                                                                      5,285,090
     103,285   WASTE MANAGEMENT INCORPORATED<<                                                                           3,079,944
      24,508   WISCONSIN ENERGY CORPORATION                                                                              1,107,026
      95,536   XCEL ENERGY INCORPORATED                                                                                  1,838,113
                                                                                                                        81,959,548
                                                                                                                   ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT: 6.45%
     117,563   ADVANCED MICRO DEVICES INCORPORATED<<+                                                                      665,407
      61,671   ALTERA CORPORATION<<                                                                                      1,264,872
      35,935   AMPHENOL CORPORATION CLASS A                                                                              1,354,031
      61,118   ANALOG DEVICES INCORPORATED                                                                               1,685,634
      90,443   BROADCOM CORPORATION CLASS A<<+                                                                           2,775,696
      19,188   CIENA CORPORATION<<+                                                                                        312,381
   1,209,151   CISCO SYSTEMS INCORPORATED+                                                                              28,463,415
     157,559   EMERSON ELECTRIC COMPANY                                                                                  6,314,965
   2,227,760   GENERAL ELECTRIC COMPANY                                                                                 36,579,819
      14,534   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED<<                                                              492,412
      27,476   HARRIS CORPORATION                                                                                        1,033,098
      38,656   JABIL CIRCUIT INCORPORATED                                                                                  518,377
      45,491   JDS UNIPHASE CORPORATION+                                                                                   323,441
      35,778   KLA-TENCOR CORPORATION<<                                                                                  1,282,999
      24,438   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                  1,962,860
      46,600   LINEAR TECHNOLOGY CORPORATION<<                                                                           1,287,558
     136,664   LSI LOGIC CORPORATION+                                                                                      750,285
      46,864   MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                     779,348
      38,352   MICROCHIP TECHNOLOGY INCORPORATED<<                                                                       1,016,328
     177,528   MICRON TECHNOLOGY INCORPORATED<<+                                                                         1,455,730
      28,493   MOLEX INCORPORATED                                                                                          594,934
     481,189   MOTOROLA INCORPORATED                                                                                     4,133,414
      49,066   NATIONAL SEMICONDUCTOR CORPORATION                                                                          700,172
      70,513   NETAPP INCORPORATED<<+                                                                                    1,881,287
      20,457   NOVELLUS SYSTEMS INCORPORATED+                                                                              429,188
     114,838   NVIDIA CORPORATION<<+                                                                                     1,726,015
      24,757   QLOGIC CORPORATION+                                                                                         425,820
     348,478   QUALCOMM INCORPORATED                                                                                    15,674,540
      33,048   ROCKWELL COLLINS INCORPORATED                                                                             1,678,838
      83,052   TELLABS INCORPORATED+                                                                                       574,720
     264,438   TEXAS INSTRUMENTS INCORPORATED                                                                            6,264,536
      15,519   WHIRLPOOL CORPORATION<<                                                                                   1,085,709
      57,862   XILINX INCORPORATED                                                                                       1,355,128
                                                                                                                       126,842,957
                                                                                                                   ---------------

                   44 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.30%
      37,706   FLUOR CORPORATION                                                                                   $     1,917,350
      25,976   JACOBS ENGINEERING GROUP INCORPORATED+                                                                    1,193,597
      41,115   MOODY'S CORPORATION<<                                                                                       841,213
      67,349   PAYCHEX INCORPORATED                                                                                      1,956,488
                                                                                                                         5,908,648
                                                                                                                   ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 0.31%
      19,730   BALL CORPORATION                                                                                            970,716
      31,497   FORTUNE BRANDS INCORPORATED                                                                               1,353,741
      80,732   ILLINOIS TOOL WORKS INCORPORATED                                                                          3,448,064
      12,098   SNAP-ON INCORPORATED                                                                                        420,526
                                                                                                                         6,193,047
                                                                                                                   ---------------
FINANCIAL SERVICES: 0.03%
      38,178   JANUS CAPITAL GROUP INCORPORATED                                                                            541,364
                                                                                                                   ---------------
FOOD & KINDRED PRODUCTS: 4.23%
     134,594   ARCHER DANIELS MIDLAND COMPANY                                                                            3,932,837
      40,391   CAMPBELL SOUP COMPANY                                                                                     1,317,554
      66,489   COCA-COLA ENTERPRISES INCORPORATED                                                                        1,423,529
      92,678   CONAGRA FOODS INCORPORATED                                                                                2,009,259
      41,655   CONSTELLATION BRANDS INCORPORATED CLASS A+                                                                  631,073
      53,253   DR PEPPER SNAPPLE GROUP INCORPORATED+                                                                     1,531,024
      68,218   GENERAL MILLS INCORPORATED                                                                                4,391,875
      66,074   H.J. HEINZ COMPANY                                                                                        2,626,442
      14,630   HORMEL FOODS CORPORATION                                                                                    519,658
      24,935   JM SMUCKER COMPANY                                                                                        1,321,804
      53,772   KELLOGG COMPANY                                                                                           2,647,196
     309,204   KRAFT FOODS INCORPORATED CLASS A                                                                          8,122,789
      27,396   MCCORMICK & COMPANY INCORPORATED<<                                                                          929,820
      32,871   MOLSON COORS BREWING COMPANY<<                                                                            1,600,160
      30,197   PEPSI BOTTLING GROUP INCORPORATED                                                                         1,100,379
     326,581   PEPSICO INCORPORATED                                                                                     19,157,241
     145,834   SARA LEE CORPORATION                                                                                      1,624,591
     485,817   THE COCA-COLA COMPANY                                                                                    26,088,373
      34,764   THE HERSHEY COMPANY                                                                                       1,350,929
      64,005   TYSON FOODS INCORPORATED CLASS A                                                                            808,383
                                                                                                                        83,134,916
                                                                                                                   ---------------
FOOD STORES: 0.44%
     136,566   KROGER COMPANY                                                                                            2,818,722
      87,313   SAFEWAY INCORPORATED                                                                                      1,721,812
     154,522   STARBUCKS CORPORATION<<+                                                                                  3,190,879
      29,449   WHOLE FOODS MARKET INCORPORATED<<+                                                                          897,900
                                                                                                                         8,629,313
                                                                                                                   ---------------
FORESTRY: 0.08%
      44,307   WEYERHAEUSER COMPANY                                                                                      1,623,852
                                                                                                                   ---------------
FURNITURE & FIXTURES: 0.13%
      32,731   LEGGETT & PLATT INCORPORATED                                                                                634,981
      75,300   MASCO CORPORATION                                                                                           972,876
      58,215   NEWELL RUBBERMAID INCORPORATED<<                                                                            913,393
                                                                                                                         2,521,250
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 45


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
GENERAL MERCHANDISE STORES: 1.94%
      17,321   BIG LOTS INCORPORATED+                                                                              $       433,371
      29,291   FAMILY DOLLAR STORES INCORPORATED                                                                           773,282
      49,446   JCPENNEY COMPANY INCORPORATED                                                                             1,668,803
      88,156   MACY'S INCORPORATED                                                                                       1,612,374
      10,460   SEARS HOLDINGS CORPORATION<<+                                                                               683,143
     157,616   TARGET CORPORATION                                                                                        7,357,515
      88,854   TJX COMPANIES INCORPORATED                                                                                3,300,926
     452,775   WAL-MART STORES INCORPORATED                                                                             22,226,725
                                                                                                                        38,056,139
                                                                                                                   ---------------
HEALTHCARE: 1.87%
      33,769   HOSPIRA INCORPORATED+                                                                                     1,506,097
     577,715   JOHNSON & JOHNSON                                                                                        35,177,066
                                                                                                                        36,683,163
                                                                                                                   ---------------
HEALTH SERVICES: 0.38%
      75,402   CARDINAL HEALTH INCORPORATED                                                                              2,020,774
      21,802   DAVITA INCORPORATED+                                                                                      1,234,865
      35,566   HUMANA INCORPORATED+                                                                                      1,326,612
      22,703   LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                                             1,491,587
      90,767   TENET HEALTHCARE CORPORATION+                                                                               533,710
      22,164   WATSON PHARMACEUTICALS INCORPORATED+                                                                        812,089
                                                                                                                         7,419,637
                                                                                                                   ---------------
HOLDING & OTHER INVESTMENT OFFICES: 1.09%
      24,536   APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                           361,905
      16,757   AVALONBAY COMMUNITIES INCORPORATED<<                                                                      1,218,748
      29,052   BOSTON PROPERTIES INCORPORATED                                                                            1,904,359
      57,435   EQUITY RESIDENTIAL                                                                                        1,763,255
      61,443   HCP INCORPORATED                                                                                          1,765,872
     126,598   HOST HOTELS & RESORTS INCORPORATED<<                                                                      1,490,058
      78,899   KIMCO REALTY CORPORATION                                                                                  1,028,843
      34,131   PLUM CREEK TIMBER COMPANY<<                                                                               1,045,774
      92,826   PROLOGIS<<                                                                                                1,106,486
      28,428   PUBLIC STORAGE INCORPORATED                                                                               2,138,923
      59,755   SIMON PROPERTY GROUP INCORPORATED<<                                                                       4,148,768
      32,816   VENTAS INCORPORATED                                                                                       1,263,416
      32,728   VORNADO REALTY TRUST                                                                                      2,108,010
                                                                                                                        21,344,417
                                                                                                                   ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.24%
      54,901   BED BATH & BEYOND INCORPORATED<<+                                                                         2,060,984
      71,572   BEST BUY COMPANY INCORPORATED                                                                             2,685,381
                                                                                                                         4,746,365
                                                                                                                   ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.17%
      52,696   MARRIOTT INTERNATIONAL INCORPORATED CLASS A<<                                                             1,453,883
      39,166   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED<<                                                        1,293,653
      37,444   WYNDHAM WORLDWIDE CORPORATION                                                                               611,086
                                                                                                                         3,358,622
                                                                                                                   ---------------
HOUSEHOLD PRODUCTS, WARES: 0.13%
      23,635   AVERY DENNISON CORPORATION                                                                                  851,096
      29,212   CLOROX COMPANY                                                                                            1,718,250
                                                                                                                         2,569,346
                                                                                                                   ---------------

                   46 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 8.93%
     146,392   3M COMPANY                                                                                          $    10,803,730
     187,794   APPLE INCORPORATED+                                                                                      34,811,374
     279,593   APPLIED MATERIALS INCORPORATED                                                                            3,746,546
      64,961   BAKER HUGHES INCORPORATED<<                                                                               2,771,236
      12,613   BLACK & DECKER CORPORATION                                                                                  583,856
      46,088   CAMERON INTERNATIONAL CORPORATION+                                                                        1,743,048
     130,245   CATERPILLAR INCORPORATED<<                                                                                6,685,476
      42,305   CUMMINS INCORPORATED                                                                                      1,895,687
      88,664   DEERE & COMPANY                                                                                           3,805,459
     360,771   DELL INCORPORATED+                                                                                        5,505,365
      39,020   DOVER CORPORATION                                                                                         1,512,415
      34,715   EATON CORPORATION                                                                                         1,964,522
     423,892   EMC CORPORATION+                                                                                          7,223,120
      11,724   FLOWSERVE CORPORATION                                                                                     1,155,283
      25,670   FMC TECHNOLOGIES INCORPORATED+                                                                            1,341,001
      34,521   GAMESTOP CORPORATION CLASS A<<+                                                                             913,771
     497,059   HEWLETT-PACKARD COMPANY                                                                                  23,466,155
   1,173,537   INTEL CORPORATION                                                                                        22,966,119
     274,807   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                              32,869,665
      16,370   LEXMARK INTERNATIONAL INCORPORATED+                                                                         352,610
      24,722   PALL CORPORATION                                                                                            798,026
      33,650   PARKER HANNIFIN CORPORATION                                                                               1,744,416
      43,405   PITNEY BOWES INCORPORATED                                                                                 1,078,614
      47,599   SANDISK CORPORATION<<+                                                                                    1,032,898
      46,232   SMITH INTERNATIONAL INCORPORATED<<                                                                        1,326,858
      16,635   STANLEY WORKS                                                                                               710,148
      36,015   TERADATA CORPORATION+                                                                                       991,133
      47,102   WESTERN DIGITAL CORPORATION+                                                                              1,720,636
                                                                                                                       175,519,167
                                                                                                                   ---------------
INFORMATION & BUSINESS SERVICES: 1.27%
      50,436   GOOGLE INCORPORATED CLASS A+                                                                             25,008,691
                                                                                                                   ---------------
INSURANCE CARRIERS: 3.46%
      91,505   AETNA INCORPORATED                                                                                        2,546,584
      98,009   AFLAC INCORPORATED                                                                                        4,188,905
     112,445   ALLSTATE CORPORATION<<                                                                                    3,443,066
      28,211   AMERICAN INTERNATIONAL GROUP INCORPORATED+                                                                1,244,387
      57,541   AON CORPORATION                                                                                           2,341,343
      24,721   ASSURANT INCORPORATED                                                                                       792,555
      73,351   CHUBB CORPORATION                                                                                         3,697,624
      57,168   CIGNA CORPORATION                                                                                         1,605,849
      34,094   CINCINNATI FINANCIAL CORPORATION                                                                            886,103
     100,878   GENWORTH FINANCIAL INCORPORATED+                                                                          1,205,492
      80,555   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED<<                                                          2,134,708
      39,848   LEUCADIA NATIONAL CORPORATION                                                                               985,043
      63,329   LINCOLN NATIONAL CORPORATION                                                                              1,640,854
      76,253   LOEWS CORPORATION                                                                                         2,611,665
     109,812   MARSH & MCLENNAN COMPANIES INCORPORATED                                                                   2,715,651
      33,138   MBIA INCORPORATED<<+                                                                                        257,151
     171,615   METLIFE INCORPORATED<<                                                                                    6,533,383
      66,860   PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                    1,831,295
      97,061   PRUDENTIAL FINANCIAL INCORPORATED<<                                                                       4,844,315
     142,258   THE PROGRESSIVE CORPORATION                                                                               2,358,638
     118,980   THE TRAVELERS COMPANIES INCORPORATED                                                                      5,857,385
      17,343   TORCHMARK CORPORATION                                                                                       753,217

                   Wells Fargo Advantage Master Portfolios 47


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
INSURANCE CARRIERS (continued)
     243,684   UNITEDHEALTH GROUP INCORPORATED                                                                     $     6,101,847
      69,476   UNUMPROVIDENT CORPORATION                                                                                 1,489,565
      99,588   WELLPOINT INCORPORATED+                                                                                   4,716,488
      71,731   XL CAPITAL LIMITED CLASS A                                                                                1,252,423
                                                                                                                        68,035,536
                                                                                                                   ---------------
LEATHER & LEATHER PRODUCTS: 0.11%
      66,681   COACH INCORPORATED                                                                                        2,195,139
                                                                                                                   ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 1.35%
      72,347   AGILENT TECHNOLOGIES INCORPORATED+                                                                        2,013,417
      50,184   BECTON DICKINSON & COMPANY                                                                                3,500,334
     316,024   BOSTON SCIENTIFIC CORPORATION+                                                                            3,346,697
      20,463   C.R. BARD INCORPORATED                                                                                    1,608,596
      37,832   CAREFUSION CORPORATION+                                                                                     824,738
      54,292   DANAHER CORPORATION                                                                                       3,654,937
      31,150   DENTSPLY INTERNATIONAL INCORPORATED<<                                                                     1,075,921
      56,224   EASTMAN KODAK COMPANY<<                                                                                     268,751
      31,755   FLIR SYSTEMS INCORPORATED<<+                                                                                888,187
      11,644   MILLIPORE CORPORATION+                                                                                      818,923
      24,465   PERKINELMER INCORPORATED<<                                                                                  470,707
      32,708   QUEST DIAGNOSTICS INCORPORATED                                                                            1,707,031
      29,759   ROCKWELL AUTOMATION PLC                                                                                   1,267,733
      36,596   TERADYNE INCORPORATED<<+                                                                                    338,513
      85,563   THERMO FISHER SCIENTIFIC INCORPORATED<<+                                                                  3,736,536
      20,023   WATERS CORPORATION+                                                                                       1,118,485
                                                                                                                        26,639,506
                                                                                                                   ---------------
MEDICAL EQUIPMENT & SUPPLIES: 0.74%
       7,952   INTUITIVE SURGICAL INCORPORATED<<+                                                                        2,085,412
     232,025   MEDTRONIC INCORPORATED                                                                                    8,538,520
      72,949   ST. JUDE MEDICAL INCORPORATED+                                                                            2,845,740
      26,315   VARIAN MEDICAL SYSTEMS INCORPORATED<<+                                                                    1,108,651
                                                                                                                        14,578,323
                                                                                                                   ---------------
MEDICAL MANAGEMENT SERVICES: 0.54%
      31,356   COVENTRY HEALTH CARE INCORPORATED+                                                                          625,866
      57,527   EXPRESS SCRIPTS INCORPORATED+                                                                             4,462,945
      99,313   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                      5,493,002
                                                                                                                        10,581,813
                                                                                                                   ---------------
MEDICAL PRODUCTS: 0.81%
      64,465   ALLERGAN INCORPORATED                                                                                     3,659,033
     126,349   BAXTER INTERNATIONAL INCORPORATED                                                                         7,203,156
      59,171   STRYKER CORPORATION                                                                                       2,688,139
      44,925   ZIMMER HOLDINGS INCORPORATED+                                                                             2,401,241
                                                                                                                        15,951,569
                                                                                                                   ---------------
METAL MINING: 0.53%
      86,326   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B<<                                                     5,922,827
     102,720   NEWMONT MINING CORPORATION                                                                                4,521,734
                                                                                                                        10,444,561
                                                                                                                   ---------------

                   48 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS: 0.07%
      26,202   VULCAN MATERIALS COMPANY<<                                                                          $     1,416,742
                                                                                                                   ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.11%
      26,394   HASBRO INCORPORATED                                                                                         732,434
      75,461   MATTEL INCORPORATED                                                                                       1,393,010
                                                                                                                         2,125,444
                                                                                                                   ---------------
MISCELLANEOUS RETAIL: 1.43%
      91,166   COSTCO WHOLESALE CORPORATION                                                                              5,147,232
     302,552   CVS CAREMARK CORPORATION                                                                                 10,813,208
      57,594   OFFICE DEPOT INCORPORATED+                                                                                  381,272
      26,240   RADIOSHACK CORPORATION<<                                                                                    434,797
     151,428   STAPLES INCORPORATED                                                                                      3,516,147
     208,037   WALGREEN COMPANY                                                                                          7,795,146
                                                                                                                        28,087,802
                                                                                                                   ---------------
MISCELLANEOUS SERVICES: 0.04%
      11,060   D&B CORPORATION                                                                                             833,039
                                                                                                                   ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.85%
      65,476   FEDEX CORPORATION                                                                                         4,925,105
     208,473   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                               11,772,470
                                                                                                                        16,697,575
                                                                                                                   ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.80%
     249,298   AMERICAN EXPRESS COMPANY                                                                                  8,451,202
      95,376   CAPITAL ONE FINANCIAL CORPORATION<<                                                                       3,407,784
     112,302   DISCOVER FINANCIAL SERVICES                                                                               1,822,661
      73,031   PEOPLE'S UNITED FINANCIAL INCORPORATED<<                                                                  1,136,362
      98,027   SLM CORPORATION+                                                                                            854,795
                                                                                                                        15,672,804
                                                                                                                   ---------------
OFFICE EQUIPMENT: 0.07%
     182,189   XEROX CORPORATION                                                                                         1,410,143
                                                                                                                   ---------------
OIL & GAS EXTRACTION: 4.18%
     102,831   ANADARKO PETROLEUM CORPORATION                                                                            6,450,589
      70,384   APACHE CORPORATION                                                                                        6,463,363
      61,239   BJ SERVICES COMPANY                                                                                       1,189,874
      21,727   CABOT OIL & GAS CORPORATION                                                                                 776,740
     134,512   CHESAPEAKE ENERGY CORPORATION                                                                             3,820,141
      52,290   DENBURY RESOURCES INCORPORATED<<+                                                                           791,148
      93,036   DEVON ENERGY CORPORATION                                                                                  6,264,114
      14,570   DIAMOND OFFSHORE DRILLING INCORPORATED<<                                                                  1,391,726
      29,861   ENSCO INTERNATIONAL INCORPORATED<<                                                                        1,270,287
      52,813   EOG RESOURCES INCORPORATED                                                                                4,410,414
      27,442   EQT CORPORATION                                                                                           1,169,029
     189,031   HALLIBURTON COMPANY                                                                                       5,126,521
      59,544   NABORS INDUSTRIES LIMITED+                                                                                1,244,470
      36,349   NOBLE ENERGY INCORPORATED                                                                                 2,397,580
     169,967   OCCIDENTAL PETROLEUM CORPORATION                                                                         13,325,413
      24,121   PIONEER NATURAL RESOURCES COMPANY                                                                           875,351
      32,966   RANGE RESOURCES CORPORATION                                                                               1,627,202
      23,845   ROWAN COMPANIES INCORPORATED                                                                                550,104

                   Wells Fargo Advantage Master Portfolios 49


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
OIL & GAS EXTRACTION (continued)
     251,105   SCHLUMBERGER LIMITED                                                                                $    14,965,858
      72,217   SOUTHWESTERN ENERGY COMPANY+                                                                              3,082,222
     121,630   XTO ENERGY INCORPORATED                                                                                   5,025,752
                                                                                                                        82,217,898
                                                                                                                   ---------------
OIL FIELD EQUIPMENT & SERVICES: 0.19%
      87,669   NATIONAL OILWELL VARCO INCORPORATED+                                                                      3,781,164
                                                                                                                   ---------------
PAPER & ALLIED PRODUCTS: 0.21%
      22,639   BEMIS COMPANY INCORPORATED                                                                                  586,576
      90,721   INTERNATIONAL PAPER COMPANY                                                                               2,016,728
      35,871   MEADWESTVACO CORPORATION                                                                                    800,282
      27,664   PACTIV CORPORATION+                                                                                         720,647
                                                                                                                         4,124,233
                                                                                                                   ---------------
PERSONAL SERVICES: 0.11%
      27,545   CINTAS CORPORATION                                                                                          834,889
      70,291   H & R BLOCK INCORPORATED                                                                                  1,291,949
                                                                                                                         2,126,838
                                                                                                                   ---------------
PETROLEUM REFINING & RELATED INDUSTRIES: 6.43%
     420,426   CHEVRON CORPORATION                                                                                      29,610,603
     310,868   CONOCOPHILLIPS                                                                                           14,038,799
   1,007,462   EXXON MOBIL CORPORATION                                                                                  69,121,968
      61,019   HESS CORPORATION                                                                                          3,262,076
     148,364   MARATHON OIL CORPORATION                                                                                  4,732,812
      40,001   MURPHY OIL CORPORATION                                                                                    2,302,858
      24,506   SUNOCO INCORPORATED<<                                                                                       697,196
      29,254   TESORO PETROLEUM CORPORATION                                                                                438,225
     117,974   VALERO ENERGY CORPORATION                                                                                 2,287,516
                                                                                                                       126,492,053
                                                                                                                   ---------------
PHARMACEUTICALS: 4.91%
     324,077   ABBOTT LABORATORIES                                                                                      16,032,089
     415,271   BRISTOL-MYERS SQUIBB COMPANY                                                                              9,351,903
     211,970   ELI LILLY & COMPANY                                                                                       7,001,369
      63,242   FOREST LABORATORIES INCORPORATED+                                                                         1,861,844
      52,018   KING PHARMACEUTICALS INCORPORATED+                                                                          560,234
     442,092   MERCK & COMPANY INCORPORATED<<                                                                           13,983,370
      64,008   MYLAN LABORATORIES INCORPORATED<<+                                                                        1,024,768
   1,414,858   PFIZER INCORPORATED<<                                                                                    23,415,900
     342,531   SCHERING-PLOUGH CORPORATION                                                                               9,676,501
     279,874   WYETH                                                                                                    13,596,279
                                                                                                                        96,504,257
                                                                                                                   ---------------
PIPELINES: 0.11%
     122,210   THE WILLIAMS COMPANIES INCORPORATED                                                                       2,183,893
                                                                                                                   ---------------
PRIMARY METAL INDUSTRIES: 0.58%
      22,932   AK STEEL HOLDING CORPORATION                                                                                452,448
     204,262   ALCOA INCORPORATED<<                                                                                      2,679,917
      20,559   ALLEGHENY TECHNOLOGIES INCORPORATED                                                                         719,359
      65,966   NUCOR CORPORATION                                                                                         3,101,062
      29,395   PRECISION CASTPARTS CORPORATION                                                                           2,994,469
      17,791   TITANIUM METALS CORPORATION<<                                                                               170,616
      30,045   UNITED STATES STEEL CORPORATION<<                                                                         1,333,097
                                                                                                                        11,450,968
                                                                                                                   ---------------

                   50 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.48%
     142,074   CBS CORPORATION CLASS B                                                                             $     1,711,992
      49,212   GANNETT COMPANY INCORPORATED<<                                                                              615,642
      65,993   MCGRAW-HILL COMPANIES INCORPORATED                                                                        1,659,064
       7,633   MEREDITH CORPORATION<<                                                                                      228,532
      24,231   NEW YORK TIMES COMPANY CLASS A<<                                                                            196,756
      43,038   RR DONNELLEY & SONS COMPANY                                                                                 914,988
     127,220   VIACOM INCORPORATED CLASS B<<+                                                                            3,567,249
       1,300   WASHINGTON POST COMPANY CLASS B                                                                             608,504
                                                                                                                         9,502,727
                                                                                                                   ---------------
RAILROAD TRANSPORTATION: 0.88%
      54,886   BURLINGTON NORTHERN SANTA FE CORPORATION                                                                  4,381,549
      82,182   CSX CORPORATION                                                                                           3,440,139
      77,069   NORFOLK SOUTHERN CORPORATION                                                                              3,322,445
     105,720   UNION PACIFIC CORPORATION                                                                                 6,168,762
                                                                                                                        17,312,895
                                                                                                                   ---------------
REAL ESTATE: 0.03%
      50,348   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                                                591,086
                                                                                                                   ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.05%
      25,132   HEALTH CARE REIT INCORPORATED<<                                                                           1,045,994
                                                                                                                   ---------------
RETAIL: 0.05%
      26,018   TIFFANY & COMPANY<<                                                                                       1,002,474
                                                                                                                   ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.08%
      33,285   SEALED AIR CORPORATION                                                                                      653,385
      50,709   THE GOODYEAR TIRE & RUBBER COMPANY+                                                                         863,574
                                                                                                                         1,516,959
                                                                                                                   ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 2.63%
      53,456   AMERIPRISE FINANCIAL INCORPORATED                                                                         1,942,056
     199,551   CHARLES SCHWAB CORPORATION                                                                                3,821,402
      13,925   CME GROUP INCORPORATED                                                                                    4,291,546
     194,323   E*TRADE FINANCIAL CORPORATION<<+                                                                            340,065
      18,546   FEDERATED INVESTORS INCORPORATED CLASS B<<                                                                  489,058
      31,385   FRANKLIN RESOURCES INCORPORATED                                                                           3,157,331
     107,173   GOLDMAN SACHS GROUP INCORPORATED                                                                         19,757,343
      15,338   INTERCONTINENTAL EXCHANGE INCORPORATED+                                                                   1,490,700
      87,219   INVESCO LIMITED                                                                                           1,985,104
      34,043   LEGG MASON INCORPORATED                                                                                   1,056,354
     284,929   MORGAN STANLEY                                                                                            8,798,608
      29,751   NASDAQ STOCK MARKET INCORPORATED+                                                                           626,259
      54,505   NYSE EURONEXT INCORPORATED                                                                                1,574,649
      53,692   T. ROWE PRICE GROUP INCORPORATED                                                                          2,453,724
                                                                                                                        51,784,199
                                                                                                                   ---------------
SOFTWARE: 0.07%
      67,821   ELECTRONIC ARTS INCORPORATED+                                                                             1,291,990
                                                                                                                   ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.32%
     325,895   CORNING INCORPORATED                                                                                      4,989,452
      35,298   OWENS-ILLINOIS INCORPORATED+                                                                              1,302,496
                                                                                                                         6,291,948
                                                                                                                   ---------------

                   Wells Fargo Advantage Master Portfolios 51


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                                                            VALUE
------------   -----------------------------------------------------------------                                   ---------------
TOBACCO PRODUCTS: 1.61%
     434,229   ALTRIA GROUP INCORPORATED                                                                           $     7,733,618
      34,622   LORILLARD INCORPORATED                                                                                    2,572,415
     405,530   PHILIP MORRIS INTERNATIONAL                                                                              19,765,532
      35,425   REYNOLDS AMERICAN INCORPORATED                                                                            1,577,121
                                                                                                                        31,648,686
                                                                                                                   ---------------
TRANSPORTATION BY AIR: 0.08%
     155,433   SOUTHWEST AIRLINES COMPANY                                                                                1,492,157
                                                                                                                   ---------------
TRANSPORTATION EQUIPMENT: 2.53%
     152,285   BOEING COMPANY                                                                                            8,246,233
      80,728   GENERAL DYNAMICS CORPORATION                                                                              5,215,029
      33,443   GENUINE PARTS COMPANY                                                                                     1,272,841
      25,991   GOODRICH CORPORATION                                                                                      1,412,351
      49,174   HARLEY-DAVIDSON INCORPORATED<<                                                                            1,131,002
     157,657   HONEYWELL INTERNATIONAL INCORPORATED                                                                      5,856,958
      38,237   ITT CORPORATION                                                                                           1,994,060
      67,682   LOCKHEED MARTIN CORPORATION                                                                               5,284,611
      66,686   NORTHROP GRUMMAN CORPORATION                                                                              3,451,001
      76,164   PACCAR INCORPORATED<<                                                                                     2,872,144
      56,651   TEXTRON INCORPORATED<<                                                                                    1,075,236
     197,323   UNITED TECHNOLOGIES CORPORATION                                                                          12,022,890
                                                                                                                        49,834,356
                                                                                                                   ---------------
TRANSPORTATION SERVICES: 0.18%
      35,298   C.H. ROBINSON WORLDWIDE INCORPORATED                                                                      2,038,460
      44,470   EXPEDITORS INTERNATIONAL OF WASHINGTON INCORPORATED                                                       1,563,121
                                                                                                                         3,601,581
                                                                                                                   ---------------
TRAVEL & RECREATION: 0.21%
      91,853   CARNIVAL CORPORATION                                                                                      3,056,868
      44,144   EXPEDIA INCORPORATED<<+                                                                                   1,057,249
                                                                                                                         4,114,117
                                                                                                                   ---------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.56%
      17,119   AIRGAS INCORPORATED                                                                                         828,046
      62,315   AMERISOURCEBERGEN CORPORATION<<                                                                           1,394,610
      23,034   BROWN-FORMAN CORPORATION CLASS B                                                                          1,110,687
      37,794   DEAN FOODS COMPANY+                                                                                         672,355
      55,792   MCKESSON CORPORATION                                                                                      3,322,414
      44,440   SUPERVALU INCORPORATED                                                                                      669,266
     123,897   SYSCO CORPORATION                                                                                         3,078,840
                                                                                                                        11,076,218
                                                                                                                   ---------------
WHOLESALE TRADE-DURABLE GOODS: 0.35%
      86,892   KIMBERLY-CLARK CORPORATION                                                                                5,124,882
      19,487   PATTERSON COMPANIES INCORPORATED<<+                                                                         531,021
      13,118   W.W. GRAINGER INCORPORATED                                                                                1,172,224
                                                                                                                         6,828,127
                                                                                                                   ---------------
TOTAL COMMON STOCKS (COST $2,041,336,101)                                                                            1,957,905,036
                                                                                                                   ---------------

                   52 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

   SHARES      SECURITY NAME                                                           YIELD                            VALUE
------------   -----------------------------------------------------------------   -------------                   ---------------
COLLATERAL FOR SECURITIES LENDING: 6.34%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.38%
   6,787,176   AIM STIT-LIQUID ASSETS PORTFOLIO                                         0.27%(s)                   $     6,787,176
   6,787,176   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                             0.21(s)                          6,787,176
   6,787,176   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                               0.23(s)                          6,787,176
   6,787,176   DWS MONEY MARKET SERIES INSTITUTIONAL                                    0.28(s)                          6,787,176
                                                                                                                        27,148,704
                                                                                                                   ---------------

  PRINCIPAL                                                                        INTEREST RATE   MATURITY DATE
------------                                                                       -------------   -------------
COLLATERAL INVESTED IN OTHER ASSETS: 4.96%
$  3,306,573   ABN AMRO NORTH AMERICA FINANCE INCORPORATED                              0.23%         10/23/2009         3,306,108
   3,306,573   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED++                          0.48          10/07/2009         3,306,309
   2,175,377   ANTALIS US FUNDING CORPORATION++(p)                                      0.22          10/09/2009         2,175,271
   2,610,452   BANK OF IRELAND                                                          0.53          10/01/2009         2,610,452
     174,030   BELMONT FUNDING LLC++(p)                                                 0.45          10/02/2009           174,028
     174,030   BELMONT FUNDING LLC++(p)                                                 0.45          10/07/2009           174,017
   2,175,377   BNP PARIBAS (PARIS)                                                      0.17          10/01/2009         2,175,377
     348,060   CALCASIEU PARISH LA+/-ss                                                 0.47          12/01/2027           348,060
     478,583   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss              0.30          06/01/2028           478,583
   2,610,452   CANCARA ASSET SECURITIZATION LIMITED++(p)                                0.27          10/09/2009         2,610,296
   1,681,282   CHEYNE FINANCE LLC+++/-####(a)(i)                                        0.00          02/25/2008            27,741
   1,294,416   CHEYNE FINANCE LLC+++/-####(a)(i)                                        0.00          05/19/2008            21,358
     696,121   CITIBANK CREDIT CARD ISSUANCE TRUST++                                    0.21          10/08/2009           696,092
     230,372   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                0.40          10/01/2038           230,372
   2,610,452   CONCORD MINUTEMAN CAPITAL COMPANY++(p)                                   0.40          10/13/2009         2,610,104
     696,121   COOK COUNTY IL+/-ss                                                      0.70          11/01/2030           696,121
     870,151   CREDIT SUISSE FIRST BOSTON REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES (MATURITY VALUE
               $870,153)                                                                0.08          10/01/2009           870,151
   2,610,452   CROWN POINT CAPITAL COMPANY LLC++(p)                                     0.45          10/09/2009         2,610,191
   2,175,377   DANSKE BANK A/S COPENHAGEN                                               0.17          10/01/2009         2,175,377
   1,566,271   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                             0.50          12/15/2037         1,566,271
   1,218,211   DEXIA DELAWARE LLC                                                       0.27          10/07/2009         1,218,156
     435,075   ELYSIAN FUNDING LLC++(p)                                                 0.45          10/01/2009           435,075
     130,523   ELYSIAN FUNDING LLC++(p)                                                 0.45          10/07/2009           130,513
   3,045,528   ERASMUS CAPITAL CORPORATION++(p)                                         0.24          10/13/2009         3,045,284
   3,045,528   FORTIS FUNDING LLC++                                                     0.25          10/22/2009         3,045,084
   2,325,826   GOTHAM FUNDING CORPORATION++(p)                                          0.23          10/13/2009         2,325,648
     870,151   GREENWICH CAPITAL MARKETS INCORPORATED REPURCHASE AGREEMENT -
               102% COLLATERALIZED BY MORTGAGE BACKED (MATURITY VALUE $870,153)         0.07          10/01/2009           870,151
   5,910,049   GRYPHON FUNDING LIMITED(a)(i)                                            0.00          08/05/2010         2,003,507
     143,575   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                    0.36          11/01/2042           143,575
   1,305,226   HOUSTON TX UTILITY SYSTEM+/-ss                                           0.50          05/15/2034         1,305,226
     435,075   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                  0.35          07/01/2029           435,075
     174,030   INDIANA MUNICIPAL POWER AGENCY POWER SUPPLY SYSTEM+/-ss                  0.36          01/01/2018           174,030
   3,393,588   INTESA SANPAOLO SPA                                                      0.22          10/14/2009         3,393,588
     348,060   IRISH LIFE & PERMANENT PLC++                                             0.53          10/07/2009           348,030
   2,248,470   JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
               MORTGAGE BACKED SECURITIES (MATURITY VALUE $2,248,474)                   0.06          10/01/2009         2,248,470
     261,045   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                   0.36          04/15/2025           261,045
     749,200   LLOYDS TSB BANK PLC                                                      0.21          10/30/2009           749,073
   1,264,764   MANHATTAN ASSET FUNDING COMPANY++(p)                                     0.15          10/01/2009         1,264,764
   2,893,252   MASSACHUSETTS HEFA+/-ss                                                  0.32          10/01/2034         2,893,252
   3,045,528   MATCHPOINT MASTER TRUST++(p)                                             0.22          10/16/2009         3,045,249

                   Wells Fargo Advantage Master Portfolios 53


Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    374,165   MISSISSIPPI STATE GO+/-ss                                                0.40%         11/01/2028   $       374,165
   2,784,483   MONT BLANC CAPITAL CORPORATION++(p)                                      0.24          10/14/2009         2,784,241
     330,657   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                0.35          02/01/2036           330,657
   1,305,226   NATEXIS BANQUES POPULAIRES                                               0.20          10/01/2009         1,305,226
               NEW JERSEY STATE TURNPIKE
     174,030   AUTHORITY+/-ss                                                           0.70          01/01/2018           174,030
   2,175,377   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                             0.23          10/01/2009         2,175,377
     553,416   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                 0.36          01/01/2034           553,416
   3,045,528   ROMULUS FUNDING CORPORATION++(p)                                         0.55          10/16/2009         3,044,830
   2,610,452   ROYAL BANK OF SCOTLAND CT                                                0.23          10/14/2009         2,610,452
   3,045,528   SALISBURY RECEIVABLES COMPANY++(p)                                       0.22          10/21/2009         3,045,156
   2,610,452   SCALDIS CAPITAL LIMITED++(p)                                             0.27          10/16/2009         2,610,159
   3,045,528   SOLITAIRE FUNDING LLC++(p)                                               0.26          10/13/2009         3,045,264
   2,001,347   SURREY FUNDING CORPORATION++(p)                                          0.23          10/20/2009         2,001,104
   2,610,452   TASMAN FUNDING INCORPORATED++(p)                                         0.25          10/15/2009         2,610,199
   3,045,528   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                  0.22          10/19/2009         3,045,193
     783,136   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                        0.35          07/01/2032           783,136
   2,697,468   UNICREDITO ITALIANO (NEW YORK)                                           0.25          10/13/2009         2,697,468
     261,045   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                        0.38          12/15/2040           261,045
   2,111,337   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.17          07/28/2008           971,215
   1,226,048   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.20          08/07/2008           563,982
   1,498,141   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.29          04/30/2008           689,145
   2,431,356   VICTORIA FINANCE LLC+++/-####(a)(i)                                      0.30          02/15/2008         1,118,424
               VICTORY RECEIVABLES
   2,610,452   CORPORATION++(p)                                                         0.22          10/07/2009         2,610,361
                                                                                                                        97,601,319
                                                                                                                   ---------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $130,608,081)                                                            124,750,023
                                                                                                                   ---------------

   SHARES                                                                              YIELD
------------                                                                       -------------
SHORT-TERM INVESTMENTS: 0.86%
MUTUAL FUNDS: 0.71%
  13,992,188   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                             0.22(s)                         13,992,188
                                                                                                                   ---------------

  PRINCIPAL                                                                        INTEREST RATE
------------                                                                       -------------
US TREASURY BILLS: 0.15%
$     50,000   US TREASURY BILL###                                                      0.07          02/04/2010            49,981
   1,100,000   US TREASURY BILL###                                                      0.12          02/04/2010         1,099,577
      50,000   US TREASURY BILL###                                                      0.16          02/04/2010            49,981
     100,000   US TREASURY BILL###                                                      0.17          02/04/2010            99,962
   1,200,000   US TREASURY BILL###                                                      0.27          02/04/2010         1,199,538
     295,000   US TREASURY BILL###                                                      0.30          11/08/2009           294,971
                                                                                                                         2,794,010
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $16,785,421)                                                                         16,786,198
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,188,729,603)*                                                   106.76%                                   $ 2,099,441,257
OTHER ASSETS AND LIABILITIES, NET                                         (6.76)                                      (132,856,882)
                                                                         ------                                    ---------------
TOTAL NET ASSETS                                                         100.00%                                   $ 1,966,584,375
                                                                         ------                                    ---------------

                   54 Wells Fargo Advantage Master Portfolios


                                    Portfolio of Investments--September 30, 2009

INDEX PORTFOLIO

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

(l) Long-term security of an affiliate of the fund with a total cost of $37,568,613.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(s)  Rate shown is the 1-day annualized yield at period-end.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $13,992,188.

##   Zero coupon bond. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions.

* Cost for federal income tax purposes is $2,233,819,817 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 323,885,005
Gross unrealized depreciation    (458,263,565)
                                -------------
Net unrealized depreciation     $(134,378,560)

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 55


Statements of Assets and Liabilities--September 30, 2009

ASSETS
   Investments
      In unaffiliated investments (including securities on loan) at value ..   $1,933,101,433
      Collateral received for securities loaned ............................      124,750,023
      In affiliate .........................................................       41,589,801
                                                                               --------------
   Total investments, at value (see cost below) ............................    2,099,441,257
   Receivables for dividends and interest ..................................        2,421,891
                                                                               --------------
Total assets ...............................................................    2,101,863,148
                                                                               --------------
LIABILITIES
   Payable for daily variation margin on futures contracts .................           29,325
   Payable upon receipt of securities loaned ...............................      135,109,900
   Payable to investment advisor and affiliates ............................          102,624
   Accrued expenses and other liabilities ..................................           36,924
                                                                               --------------
Total liabilities ..........................................................      135,278,773
                                                                               --------------
TOTAL NET ASSETS ...........................................................   $1,966,584,375
                                                                               ==============
Total investments, at cost .................................................   $2,188,729,603
                                                                               --------------
Securities on loan, at value ...............................................   $  124,528,356
                                                                               --------------

The accompanying notes are an integral part of these financial statements.

                   56 Wells Fargo Advantage Master Portfolios


                 Statements of Operations--For the Year Ended September 30, 2009

                                                                                         Index
                                                                                       Portfolio
                                                                                     -------------
INVESTMENT INCOME
   Dividends(1) ..................................................................   $  44,088,674
   Interest ......................................................................          15,947
   Income from affiliated securities .............................................         128,109
   Securities lending income .....................................................       1,258,310
                                                                                     -------------
Total investment income ..........................................................      45,491,040
                                                                                     -------------
EXPENSES
   Advisory fees .................................................................       1,507,054
   Custody fees ..................................................................         335,214
   Professional fees .............................................................          46,156
   Shareholder expenses ..........................................................           2,924
   Trustees' fees ................................................................          10,578
   Other fees and expenses .......................................................          28,157
                                                                                     -------------
Total expenses ...................................................................       1,930,083
                                                                                     -------------
LESS
   Waived fees and/or reimbursed expenses ........................................        (256,887)
   Net expenses ..................................................................       1,673,196
                                                                                     -------------
Net investment income ............................................................      43,817,844
                                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities, foreign currencies and foreign currency translation ..         518,297
   Collateral received for securities loaned .....................................        (899,927)
   Futures transactions ..........................................................        (825,173)
                                                                                     -------------
Net realized loss from investments ...............................................      (1,206,803)
                                                                                     -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities, foreign currencies and foreign currency translation ..    (220,791,647)
   Collateral received for securities loaned .....................................      (1,721,328)
   Futures transactions ..........................................................         769,714
                                                                                     -------------
Net change in unrealized appreciation (depreciation) of investments ..............    (221,743,261)
                                                                                     -------------
Net realized and unrealized gain (loss) on investments ...........................    (222,950,064)
                                                                                     -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................   $(179,132,220)
                                                                                     =============
(1) Net of foreign withholding taxes of ..........................................   $      12,647

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 57


Statements of Changes in Net Assets

                                                                                               INDEX PORTFOLIO
                                                                                  ---------------------------------------
                                                                                       For the              For the
                                                                                      Year Ended           Year Ended
                                                                                  September 30, 2009   September 30, 2008
                                                                                  ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................     $2,237,608,527       $2,814,355,166
OPERATIONS
   Net investment income ......................................................         43,817,844           51,460,370
   Net realized gain (loss) on investments ....................................         (1,206,803)          76,537,197
   Net change in unrealized appreciation (depreciation) of investments ........       (221,743,261)        (637,057,378)
                                                                                    --------------       --------------
Net increase (decrease) in net assets resulting from operations ...............       (179,132,220)        (509,059,811)
                                                                                    --------------       --------------
CAPITAL SHARES TRANSACTIONS
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
   Contributions ..............................................................        168,953,827          283,521,466
   Withdrawals ................................................................       (260,845,759)        (351,208,294)
                                                                                    --------------       --------------
Net increase (decrease) from transactions in investors' beneficial interests ..        (91,891,932)         (67,686,828)
                                                                                    --------------       --------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................       (271,024,152)        (576,746,639)
                                                                                    ==============       ==============
ENDING NET ASSETS .............................................................     $1,966,584,375       $2,237,608,527
                                                                                    ==============       ==============

The accompanying notes are an integral part of these financial statements.

                   58 Wells Fargo Advantage Master Portfolios


                                                            Financial Highlights

                                                   Ratio to Average Net Assets
                                                          (Annualized)
                                              ------------------------------------               Portfolio
                                              Net Investment     Gross       Net       Total      Turnover
                                               Income (Loss)   Expenses   Expenses   Return(1)      Rate
                                              --------------   --------   --------   ---------   ---------
October 1, 2008 to September 30, 2009 .....        2.61%         0.12%      0.10%      (7.00)%      10%
October 1, 2007 to September 30, 2008 .....        2.07%         0.11%      0.11%     (22.28)%       5%
October 1, 2006 to September 30, 2007 .....        1.86%         0.11%      0.10%      16.35%        8%
October 1, 2005 to September 30, 2006 .....        1.86%         0.11%      0.11%      10.70%        9%
October 1, 2004 to September 30, 2005 .....        2.08%         0.12%      0.04%      12.23%        8%

----------
(1.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

                   Wells Fargo Advantage Master Portfolios 59


Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Master Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report are for Wells Fargo Advantage Index Portfolio ("the Fund").

Interests in the Fund are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through November 25, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees. The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

SECURITY LOANS

The Fund may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. A risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

                   60 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

Wells Fargo Bank, N.A. ("WFB") acts as the securities lending agent for the Fund and receives for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the year ended September 30, 2009, WFB waived its share of revenues earned on securities lending activities. Such waivers by WFB have the impact of increasing securities lending income on the Statements of Operations. For foreign equity securities, Bank of New York Mellon serves as the securities lending sub-agent and receives for its services 20% of the revenues earned on the securities lending activities that it conducts with respect to foreign equity securities. The value of the securities on loan, the related collateral and the liability to return the collateral at September 30, 2009, are shown on the Statements of Assets and Liabilities.

FUTURES CONTRACTS

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

STRUCTURED INVESTMENT VEHICLES

The Fund may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of September 30, 2009, the Fund owned certain of these types of structured securities which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

Defaulted SIVs ($Value)   % of Net Assets
-----------------------   ---------------
       $3,391,865              0.17%

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

                   Wells Fargo Advantage Master Portfolios 61


Notes to Financial Statements

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FEDERAL AND OTHER TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund is not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

The Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. These inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments in securities:

                                                                Significant Other       Significant
                                                Quoted Prices   Observable Inputs   Unobservable Inputs
Investments in Securities*                         Level 1           Level 2              Level 3              Total
--------------------------                     --------------   -----------------   -------------------   --------------
INDEX PORTFOLIO
   Equity securities
      COMMON STOCKS                            $1,957,905,036      $         0           $        0       $1,957,905,036
   Corporate debt securities                                0       77,209,116            5,395,372           82,604,488
   Debt securities issued by states in
     the U.S. and its political subdivisions        2,794,010       11,008,059                    0           13,802,069
   Short-term investments                          41,140,892        3,988,772                    0           45,129,664
   TOTAL                                       $2,001,839,938      $92,205,947           $5,395,372       $2,099,441,257

* Further details on the major security types listed above for the Fund can be found in the Portfolio of Investments.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments in other financial instruments*:

                                                                Significant Other       Significant
                                                Quoted Prices   Observable Inputs   Unobservable Inputs
                                                   Level 1           Level 2              Level 3              Total
                                               --------------   -----------------   -------------------   --------------
                                               $      500,014      $         0           $        0       $      500,014

* Other financial instruments may include futures.

                   62 Wells Fargo Advantage Master Portfolios


                                                   Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                          INDEX
                                                        PORTFOLIO
                                                      ------------
CORPORATE DEBT SECURITIES
BALANCE AS OF 09/30/2008                              $ 28,528,691
   Accrued discounts (premiums)                                  0
      Realized gain (loss)                                (899,927)
   Change in unrealized appreciation (depreciation)     (1,721,328)
   Net purchases (sales)                               (20,512,064)
   Net transfer in (out) of Level 3                              0
BALANCE AS OF 09/30/2009                              $  5,395,372

                                                          INDEX
                                                        PORTFOLIO
                                                      ------------
Change in unrealized appreciation (depreciation)
   relating to securities held at the end of
   reporting period
   CORPORATE DEBT SECURITIES                          $ (1,461,998)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management. Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser at the following annual rates:

                        ADVISORY
                       FEES (% OF
   AVERAGE DAILY     AVERAGE DAILY
    NET ASSETS        NET ASSETS)
------------------   -------------
First $500 million       0.100%
 Next $500 million       0.100
   Next $2 billion       0.075
   Next $2 billion       0.075
   Over $5 billion       0.050

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Fund.

Funds Management has contractually waived advisory fees during the year ended September 30, 2009 to the extent necessary to maintain certain net operating expense ratios for the Fund. Expenses were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB") whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at an annual rate of 0.02% of the average daily net assets of the Fund.

                   Wells Fargo Advantage Master Portfolios 63


Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2009, were as follows:

PURCHASES AT COST   SALES PROCEEDS
-----------------   --------------
  $170,034,226       $226,582,331

6. DERIVATIVE TRANSACTIONS

At September 30, 2009, the Fund had long futures contracts outstanding as follows:

                                       INITIAL                        NET UNREALIZED
                                      CONTRACT        VALUE AT         APPRECIATION
EXPIRATION DATE        TYPE            AMOUNT         9/30/2009       (DEPRECIATION)
---------------   ---------------   -----------   -----------------   --------------
December 2009     64 Long S&P 500   $16,346,386      $16,846,400         $500,014

The Fund had average contract amounts of $15,906,100 in future contracts during the year ended September 20, 2009.

For Fund, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements of each Fund.

7. IN-KIND TRANSACTIONS

In connection with the transactions described below, the Index Portfolio received securities that were contributed in-kind by the Wells Fargo Advantage Index Fund, a series of Wells Fargo Funds Trust, in an in-kind subscription for interests in the portfolios. As of the open of business on July 21, 2008, a series of Wells Fargo Funds Trust identified below as an "Acquiring Fund" acquired all of the assets and assumed all of the liabilities of its corresponding series of Wells Fargo Funds Trust identified below as a "Target Fund" (each a "Acquisition"), as shown in the table below.

TARGET FUND                                       ACQUIRING FUND
---------------------------------------   --------------------------------
WELLS FARGO ADVANTAGE EQUITY INDEX FUND   Wells Fargo Advantage Index Fund

The Acquisition was accomplished through the following steps. In a tax-free exchange, the Wells Fargo Advantage Index Fund issued 5,921,421 of its shares (valued at $286,059,163) in exchange for all of the assets and liabilities of the Wells Fargo Advantage Equity Index Fund. The aggregate net assets of the Wells Fargo Advantage Equity Index Fund at the close of business on July 18, 2008 were valued at $286,059,163 and were combined with those of the Wells Fargo Advantage Index Fund. The Target Fund then liquidated by distributing the corresponding Acquiring Fund shares pro rata to the Target Fund shareholders, so that Target Fund shareholders received shares of a specified class of the corresponding Acquiring Fund with a total value equal to the value of their Target Fund shares at the close of business on July 18, 2008. The Wells Fargo Advantage Index Fund then transferred in-kind the assets acquired in the Acquisition valued at $286,059,163 to the Index Portfolio in which it invests all or substantially all of its assets in exchange for interests in the Index Portfolio.

8. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

                   64 Wells Fargo Advantage Master Portfolios


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND INTERESTHOLDERS OF
WELLS FARGO MASTER TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Index Portfolio (the "Portfolio"), one of the portfolios constituting the Wells Fargo Master Trust, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Portfolio of Wells Fargo Master Trust as of September 30, 2009, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP)

Philadelphia, Pennsylvania
November 25, 2009

                      Wells Fargo Advantage Index Fund 65


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On June 21, 2010, a Special Meeting of Shareholders of Evergreen Equity Index Fund was held to approve the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of Evergreen Equity Index Fund into Wells Fargo Advantage Index Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net Assets voted "For"       $183,669,842
Net Assets voted "Against"   $  6,020,097
Net Assets voted "Abstain"   $  7,639,758

                      66 Wells Fargo Advantage Index Fund


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund, are publicly available on the Fund's Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund's Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                             Position Held and
Name and Age               Length of Service(2)         Principal Occupations During Past Five Years       Other Directorships
------------              ----------------------   -----------------------------------------------------   -------------------
Peter G. Gordon           Trustee, since 1998;     Co-Founder, Chairman, President and CEO of Crystal      None
67                        Chairman, since 2005     Geyser. Water Company.
                          (Lead Trustee since
                          2001)

Isaiah Harris, Jr.        Advisory Board           Retired. Prior thereto, President and CEO of            CIGNA Corporation;
57                        Trustee, since 2008      BellSouth Advertising and Publishing Corp from 2005     Deluxe Corporation
                                                   to 2007, President and CEO of BellSouth Enterprises
                                                   from 2004 to 2005 and President of BellSouth Consumer
                                                   Services from 2000 to 2003. Currently a member of the
                                                   Iowa State University Foundation Board of Governors
                                                   and a member of the Advisory Board of Iowa State
                                                   University School of Business.

Dr. Leroy Keith, Jr.(3)   Trustee, since 2010      Chairman, Bloc Global Services (development and         Trustee, Phoenix
71                                                 construction), Trustee, Phoenix Fund Complex and        Fund Complex
                                                   Director, Diversapack Co. (packaging company).          (consisting of 46
                                                   Trustee of the Evergreen Funds from 1983 to 2010.       portfolios as of
                                                   Former Managing Director, Almanac Capital Management    12/31/09
                                                   (commodities firm), former Partner, Stonington
                                                   Partners, Inc. (private equity fund), former
                                                   Director, Obagi Medical Products Co. and former
                                                   Director, Lincoln Educational Services.

Judith M. Johnson         Trustee, since 2008      Retired. Prior thereto, Chief Executive Officer and     None
61                                                 Chief Investment Officer of Minneapolis Employees
                                                   Retirement Fund from 1996 to 2008. Ms. Johnson is a
                                                   certified public accountant and a certified
                                                   managerial accountant.

David F. Larcker          Advisory Board           James Irvin Miller Professor of Accounting at the       None
59                        Trustee, since 2008      Graduate School of Business, Stanford University,
                                                   Director of Corporate Governance Research Program and
                                                   Co-Director of The Rock Center for Corporate
                                                   Governance since 2006. From 2005 to 2008, Professor
                                                   of Accounting at the Graduate School of Business,
                                                   Stanford University. Prior thereto, Ernst & Young
                                                   Professor of Accounting at The Wharton School,
                                                   University of Pennsylvania from 1985 to 2005.

                      Wells Fargo Advantage Index Fund 67


Other Information (Unaudited)

                             Position Held and
Name and Age               Length of Service(2)         Principal Occupations During Past Five Years       Other Directorships
------------              ----------------------   -----------------------------------------------------   -------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and Risk Management, Wharton     None
57                                                 School, University of Pennsylvania. Director of the
                                                   Boettner Center on Pensions and Retirement Research.
                                                   Research associate and board member, Penn Aging
                                                   Research Center. Research associate, National Bureau
                                                   of Economic Research.

Timothy J. Penny          Trustee, since 1996      President and CEO of Southern Minnesota Initiative      None
58                                                 Foundation, a non-profit organization, since 2007 and
                                                   Senior Fellow at the Humphrey Institute Policy Forum
                                                   at the University of Minnesota since 1995. Member of
                                                   the Board of Trustees of NorthStar Education Finance,
                                                   Inc., a non-profit organization, since 2007.

Michael S. Scofield(3)    Trustee, since 2010      Trustee of the Evergreen Funds from 1984 to 2010.       None
67                                                 Retired Attorney, Law Offices of Michael S. Scofield
                                                   and former Director and Chairman, Branded Media
                                                   Corporation (multi-media branding company).

Donald C. Willeke         Trustee, since 1996      Principal of the law firm of Willeke & Daniels.         None
70                                                 General Counsel of the Minneapolis Employees
                                                   Retirement Fund from 1984 to present.

OFFICERS

                             Position Held and
Name and Age               Length of Service(2)         Principal Occupations During Past Five Years       Other Directorships
------------              ----------------------   -----------------------------------------------------   -------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of Wells Fargo Bank, N.A.      None
51                                                 and President of Wells Fargo Funds Management, LLC
                                                   since 2003. Senior Vice President and Chief
                                                   Administrative Officer of Wells Fargo Funds
                                                   Management, LLC from 2001 to 2003.

C. David Messman          Secretary, since 2000;   Senior Vice President and Secretary of Wells Fargo      None
50                        Chief Legal Counsel,     Funds Management, LLC since 2001. Vice President and
                          since 2003               Managing Senior Counsel of Wells Fargo Bank, N.A.
                                                   since 1996.

Kasey Phillips(4)         Treasurer, since 2009    Senior Vice President of Wells Fargo Funds              None
39                                                 Management, LLC since 2009. Senior Vice President of
                                                   Evergreen Investment Management Company, LLC from
                                                   2006 to 2010. Treasurer of the Evergreen Funds from
                                                   2005 to 2010. Vice President and Assistant Vice
                                                   President of Evergreen Investment Services, Inc. from
                                                   1999 to 2006.

David Berardi(5)          Assistant Treasurer,     Vice President of Wells Fargo Funds Management, LLC     None
35                        since 2009               since 2009. Vice President of Evergreen Investment
                                                   Management Company, LLC from 2008 to 2010. Assistant
                                                   Vice President of Evergreen Investment Services, Inc.
                                                   from 2004 to 2008. Manager of Fund Reporting and
                                                   Control for Evergreen Investment Management Company,
                                                   LLC from 2004 to 2010.

Jeremy DePalma(5)         Assistant Treasurer,     Senior Vice President of Wells Fargo Funds              None
36                        since 2009               Management, LLC since 2009. Senior Vice President of
                                                   Evergreen Investment Management Company, LLC from
                                                   2008 to 2010. Vice President, Evergreen Investment
                                                   Services, Inc. from 2004 to 2007. Assistant Vice
                                                   President, Evergreen Investment Services, Inc. from
                                                   2000 to 2004 and the head of the Fund Reporting and
                                                   Control Team within Fund Administration form 2005 to
                                                   2010.

Debra Ann Early           Chief Compliance         Chief Compliance Officer of Wells Fargo Funds           None
46                        Officer,                 Management, LLC since 2007. Chief Compliance Officer
                          since 2007               of Parnassus Investments from 2005 to 2007. Chief
                                                   Financial Officer of Parnassus Investments from 2004
                                                   to 2007 and Senior Audit Manager of
                                                   PricewaterhouseCoopers LLP from 1998 to 2004.

-------------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective July 9, 2010.

(4.) Effective November 1, 2009.

(5.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                       68 Wells Fargo Advantage Index Fund


                                                   Other Information (Unaudited)


BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

INDEX FUND AND INDEX PORTFOLIO

The Boards of Trustees (collectively, the "Boards") of Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively, the "Trusts"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of each Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the six months covered by this report, the Boards reviewed and re-approved,: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Index Fund and Index Portfolio (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Index Portfolio. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the "Advisory Agreements.

"More specifically, at meetings held on March 27, 2009, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Because the Index Fund is a gateway feeder fund that invests all of its assets in the Index Portfolio, which has a substantially similar investment objective and substantially similar investment strategies as the Index Fund, information provided to the Boards regarding the Index Fund is also applicable to the Index Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Boards also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Boards received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Boards considered not only the specific information presented in connection with the meetings, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, each of the Boards concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Boards considered the performance results for each Fund over various time periods ended December 31, 2008. They also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to the Funds' benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the Universe.

                       Wells Fargo Advantage Index Fund 69


Other Information (Unaudited)

The Boards noted that the performance of each Fund was better than or not appreciably below the median performance of each Fund's Universe for all time periods.

The Boards received and considered information regarding the Funds' contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board of Master Trust also received and considered information regarding each Master Portfolio's contractual advisory fee and custody fee. The Boards also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Boards noted that the net operating expense ratios of the Funds were lower than or in range of each Fund's Expense Group's median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Boards reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Boards took into account the separate administrative and other services covered by the administration fee rates. The Board of Master Trust also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Boards reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Boards received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in the Expense Group. The Boards noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, or not appreciably higher than, the median rates of the Funds' Expense Group. In addition, the Boards concluded that the combined investment advisory/administration fee rates for the Funds(before and after waivers/caps and/or expense reimbursements) were reasonable in relation to the Funds' Expense Group, and reasonable in relation to the services provided. The Boards also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

PROFITABILITY

The Boards received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Boards also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meetings. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

The Board of Master Trust did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationship with the Index Portfolio was not a material factor in determining whether to renew the investment sub-advisory agreement. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Boards received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a

                       70 Wells Fargo Advantage Index Fund


                                                   Other Information (Unaudited)

variety of products and services, not just with respect to a single fund. The Boards concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders/interest holders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Boards also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trusts, and those offered by Wells Capital Management to other clients. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Boards received and considered information regarding potential "fall-out "or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders/interestholders other financial products offered by Funds Management and its affiliates (including Wells Capital Management)).

The Boards also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Boards also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Boards also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares/interests are offered and sold. The Boards noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Boards review detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders/interestholders. Accordingly, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                       Wells Fargo Advantage Index Fund 71


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

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

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder report at www.wellsfargo.com/advantagedelivery

WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALE            (GRAPHIC)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds         125330 09-10
                                                                                                       AEGNLD/AR112 07-10

ITEM 2. CODE OF ETHICS

As of the end of the period, July 31, 2010, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2009 and July 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

       For the fiscal years ended July 31, 2009 and July 31, 2010, the Audit Fees were $1,811,350 and $2,226,360, respectively.

(b) AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended July 31, 2009 and July 31, 2010 for assurance and related services by the principal accountant for the Registrant.

(c) TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended July 31, 2009 and July 31, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

       For the fiscal years ended July 31, 2009 and July 31, 2010, the Tax Fees were $109,500 and $189,320, respectively. The incurred Tax Fees are comprised of excise tax review services.

       For the fiscal years ended July 31, 2009 and July 31, 2010, the Tax Fees were $177,740 and $209,840 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) ALL OTHER FEES - There were no other fees incurred for the fiscal years ended July 31, 2009 and July 31, 2010.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f)    Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended July 31, 2009 and July 31, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

       For the fiscal years ended July 31, 2009 and July 31, 2010, the Registrant incurred non-audit fees in the amount of $70,000 and $103,000 respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

       For the fiscal years ended July 31, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees for the year-ended July 31, 2010 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

       For the fiscal year ended July 31, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $135,000. The non-audit fees for the year ended July 31, 2010 consist of procedure reviews for pending mergers associated with fund reorganizations.

       For the fiscal year ended July 31, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $572,300. The non-audit fees for the year ended July 31, 2010 relates to mergers and review of registration statements.

(h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the

"candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Wells Fargo Funds Trust


                                        By: /s/ Karla M. Rabusch

                                            Karla M. Rabusch
                                            President

                                        Date: September 30, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


                                        By: /s/ Karla M. Rabusch

                                            Karla M. Rabusch
                                            President

                                        Date: September 30, 2010


                                        By: /s/ Kasey L. Phillips

                                            Kasey L. Phillips
                                            Treasurer

                                        Date: September 30, 2010